UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code:    505-984-0200

Date of fiscal year end:      September 30, 2014

Date of reporting period:   September 30, 2014

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Low Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Low Duration Income Fund

Thornburg Limited Term Income Funds

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Low Duration Municipal Fund

Commencement Date: December 30, 2013
Informational Brochure and Annual Report

SEPTEMBER 30, 2014

Thornburg
INVESTMENT MANAGEMENT

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IMPORTANT INFORMATION

The information presented on the following pages is current as of September 30, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for Class A shares. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770

Glossary

BofA Merrill Lynch 1-3 Year Municipal Securities Index – An index that is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 3 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Personal Consumption Expenditure (PCE) Price Index – One measure of U.S. inflation that assesses the percentage change in prices of goods and services purchased by consumers throughout the economy. Of all the measures of consumer price inflation, the PCE price index covers the broadest set of goods and services.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Fiscal Cliff – A combination of expiring tax cuts and across-the-board government spending cuts that were scheduled to become effective at the end of 2012. The idea behind the fiscal cliff was that if the federal government allowed these two events to proceed as planned, they would have a detrimental effect on an already shaky economy. At the same time, it was predicted that going over the fiscal cliff would significantly reduce the federal budget deficit.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Participation Rate – The number of people who are either employed or are actively looking for work. The people who are no longer actively searching for work would not be included in the participation rate. During an economic recession, many workers often get discouraged and stop looking for employment, and as a result, the participation rate decreases.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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THORNBURG LOW DURATION MUNICIPAL FUND

Laddering – an All Weather Strategy

The newest addition to Thornburg’s municipal fund line-up is Thornburg Low Duration Municipal Fund. The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by states and state agencies, local governments and their agencies and by certain United States territories and possessions. Thornburg Investment Management actively manages the Fund’s portfolio.

In our opinion, current market conditions have created an ideal situation in which to launch this strategy. Because the magnitude of changes in value of interest-bearing obligations is greater for obligations with longer durations, given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than three years. The Fund also attempts to reduce changes in its share value through credit analysis, selection, and diversification.

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply these techniques to manage risk and pursue attractive returns:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

•	Investing on a cash-only basis without using leverage.

Portfolio Managers

Josh Gonze    Chris Ryon, CFA

Objectives

The Fund seeks current income exemptfrom federal income taxes, consistent with preservation of capital.

Average Annual Total Returns

For Period Ended September 30, 2014

Since Inception
A Shares (Incep: 12/30/13)
Without sales charge	0.40%
With sales charge	-1.13%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 1.73%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses until at least February 1, 2015, so that actual expenses for Class A shares do not exceed 0.70%.

30-Day Yields, A Shares

As of September 30, 2014

Annualized Distribution Yield	0.23%

SEC Yield	0.18%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been negative 2.69% and the Annualized Distribution Yield would have been negative 2.65%. Unsubsidized yields may be disproportionately negative due to the size of net assets and fixed expenses.

Key Portfolio Attributes

As of September 30, 2014

Number of Bonds	72

Effective Duration	1.6 Yrs

Average Maturity	1.7 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

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THORNBURG’S SUITE OF MUNICIPAL FUNDS

Municipal Funds for a Range of Interest-Rate Scenarios

At Thornburg, we often say that predicting interest rates is a fool’s game. And with the Federal Reserve still heavily involved in the markets, it’s even more difficult to forecast how rates may rise than when they may rise. Will long rates rise first and short rates follow? Will long and short rates climb simultaneously?

A traditional strategy to protect oneself against interest-rate risk is to move into shorter-duration bond strategies. But the seemingly counterintuitive response of moving to longer-duration strategies can sometimes yield better results.

Diversify Across the Yield Curve

This uncertainty points to why it’s important for investors to match their investment horizon to the duration of the strategy in which they’re invested, and to diversify assets across the yield curve.

For any interest-rate scenario, Thornburg’s comprehensive suite of municipal funds gives prudent investors the ability to diversify across the yield curve.

Diversify Across the Yield Curve with Thornburg Municipal Funds

AAA General Obligation Municipal Yield Curve, as of September 30, 2014

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Thornburg Low Duration Municipal Fund

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

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LETTER TO SHAREHOLDERS

Thornburg Low Duration Municipal Fund	September 30, 2014 (Unaudited)

October 15, 2014

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Low Duration Municipal Fund (the Fund). The net asset value (NAV) of the Class A shares increased by three cents to $12.34 per share during the fiscal period ended September 30, 2014. If you were with us for the entire period, you received dividends of 1.896 cents per share. If you reinvested your dividends, you received 1.897 cents per share. Dividends were higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a 0.40% total return at NAV for the period from December 30, 2013, to September 30, 2014, compared to the 0.71% total return for the BofA Merrill Lynch 1-3 Year Municipal Securities Index. The Fund generated 2.81% more price return and 3.12% less income than its benchmark.

The Fund’s positive returns were driven by a combination of virtually unchanged interest rates in the very shortest maturities of the market (1-3 years), a consequence of a very accommodative Federal Reserve (the Fed) interest rate policy and a narrowing of credit spreads. In general, investors received smaller and smaller levels of yield for securities of lower credit quality with shorter maturity dates. Chart I illustrates this effect.

Interest-Rate Changes

As of the end of the fiscal period 2013, many market observers predicted increasing interest rates. The fear of the Fed curtailing purchases of Treasury and mortgage-backed securities had roiled the markets, though the eventual fact of tapering did not begin until December 18, 2013. This was the backdrop against which rates rose through the end of December 2013. Chart II illustrates the changes in rates by maturity for each quarter of fiscal 2014.

This chart highlights a few interesting phenomena:

1.	Interest rates changed by varying amounts for different maturities, highlighting the potential benefits of a portfolio that is diversified by maturity. We believe investors benefit by owning several funds that provide different exposures to various maturity segments of the market.

Chart I | Quality Spreads: BBB Municipal Revenue Yields over AAA General Obligation Yields as of 9/30/2014

Chart II | Changes in AAA General Obligation Municipal Yield Curve

9/30/2013 – 9/30/2014

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LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2014 (Unaudited)

2.	In the quarter ended March 31, 2014, short-term interest rates increased as long-term rates continued to decline. This was doubtless a reaction by market participants to the risk of Fed activity and increases in short-term interest rates.

3.	In the six-month period ended September 30, 2014, all interest rates declined and longer-term rates declined more than short-term rates.

Table I shows changes in interest rates for the last two fiscal years. The table highlights that although interest rates have remained essentially unchanged in fiscal 2014, they have not retraced the upswing of fiscal 2013 (seen in the five year maturity, at least). One might use the analogy of a spring depressed by the Fed, waiting to be released with eventual normalization of short-term rates.

Table I | Yield Changes for the Last Two Fiscal Years

	Fiscal Year Ending	Fiscal Year Ending
Maturity	9/30/2013	9/30/2014
1-Year	-0.02%	-0.03%
5-Year	+0.62%	-0.03%
10-Year	+0.83%	-0.32%
30-Year	+1.43%	-1.08%

Source: Bloomberg

The Economy and the Federal Reserve Board

The U.S. economy has recently grown at an average rate of 2.0% as measured by gross domestic product (GDP), which is defined as the monetary value of all finished goods and services produced within a country’s borders over a specific time period. Many market participants believe that 2.0% GDP growth is suboptimal compared to rates in past recoveries, but the quarter ended December 31, 2013, produced a 3.5% growth rate and the quarter ended June 30, 2014, a 4.6% rate. Growth in the quarter ended March 31, 2014, was negative 2.1%; this anomaly has been attributed to weather effects.

Employment growth is another useful measure for gauging the health of the economy. The financial press highlights this as an area of focus for Fed Chair Janet Yellen. The economy has added approximately 220,000 jobs per month for the fiscal year. This growth has not come without volatility; only 84,000 jobs were added in December 2013 and 304,000 in April 2014. The unemployment rate has declined from 7.2% for the year ended September 30, 2013, to 5.9% as of September 30, 2014. This should make investors feel good about the economy, but other measures paint a mixed picture. One indicator is the U.S. labor force participation rate, which measures the size of the labor force as a percent of the working-age population. Since January 1990, this long-term average has been at 65.9%, but as of September 2014, the participation rate had declined to 62.7%. For fiscal year 2014, this measure has averaged 62.9%. Some economists and demographers attempt to explain the decline in the participation rate by the retirement of Baby Boomers, who have changed every demographic category they have passed through and have been referred to as “the pig in the python.” The thought that Baby Boomers would impact the labor force participation rate significantly enough to cause this decline is plausible, but we have seen no estimates of the effect.

The Fed began reducing purchases of U.S. Treasury and mortgage securities in December 2013 and will complete the process by October 2014. During 2013, the market’s anticipation of the Fed’s tapering its asset purchases sent long-term municipal yields up 1.43%. But in 2014, the reality of tapering (and other factors) sent long-term municipal yields down 1.08%. In its September 17, 2014, release, the Federal Open Market Committee (FOMC) stated:

“The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Later, in a press conference, Chair Yellen added more color to the policy statement:

“Let me reiterate, however, that the Committee’s expectations for the path of the federal funds rate are contingent on the economic outlook. If the economy proves to be stronger than anticipated by the Committee, resulting in a more rapid convergence of employment and inflation to the FOMC’s objectives, then increases in the federal funds rate are likely to occur sooner and to be more rapid than currently envisaged. Conversely, if economic performance disappoints, increases in the federal funds rate are likely to take place later and to be more gradual.”

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LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2014 (Unaudited)

It is clear guidance like this that makes one long for Harry Truman’s “one-handed economist.” From all this, one can glean that the Fed will be “data dependent” (another term being thrown around in the financial press) in determining the future path of the federal funds rate (currently near zero).

Finally, let’s look at inflation. It is important to fixed-income investors because it is the primary determinant of future purchasing power. If inflation increases, the semi-annual coupon payment of most bonds carries less value in the economy. Inflation, as measured by core PCE (the Core Personal Consumption Expenditures Index, which is the Fed’s favored inflation measure) excludes volatile food and energy prices. Since September 2013, core PCE has increased from 1.33% to 1.47%, but this is still materially below the Fed’s inflation target of 2.00%. As 2014 prices of municipal bonds have risen and yields have declined, their after-inflation purchasing power has fallen. Chart III illustrates this point for a five-year AAA-rated general obligation bond.

Chart III shows that as of August 31, 2014, an investor in a five-year AAA general obligation bond received a real yield (the yield on a security after inflation is taken into account) of negative 0.33%. The yield failed to keep up with inflation, and the investor lost purchasing power. On August 31, a five-year AAA general obligation bond yielded 1.14%, with core PCE at 1.47%. As of September 30, 2014, a five-year AAA general obligation bond yielded 1.24%, with a real yield of negative 0.23%. The long-term average real yield of a five-year AAA general obligation bond is a mere 1.32%. These extremely low real yields are an important effect of the Fed’s keeping short-term rates very low.

Chart III | Five-Year AAA GO Real Yield (using Core PCE)

6/1/1994 – 8/31/2014

The Municipal Bond Market Credit Picture

The health of municipal market credit has generally been good, helped by GDP growth and increasing employment. But there have been some red flags recently. An August 2014 report from the Nelson A. Rockefeller Institute of Government at the State University of New York, “After Four Years of Uninterrupted Growth, Tax Revenues Decline in the First Quarter, and Preliminary Figures for the Second Quarter of 2014 Signal Further Declines in Personal Income Tax,” sums up certain observations:

•	“State tax revenues declined by 0.3% in the first quarter of 2014. This is the first time state revenues declined after four years of uninterrupted growth.”

•

“Personal income tax collections showed a decline of 1.2% in the first quarter of 2014. The decline in personal income tax collections appear to be primarily due to the mirror-image effect of the initial impact of the fiscal cliff on taxpayer behavior, which had driven tax collections upward a year ago.”

•	“Year-to-date figures show 2.8% growth in overall state tax collections in the first three quarters of fiscal 2014 compared to the same period of 2013.”

•	“Local property tax revenues grew by 1.9% in the first quarter, marking the eighth consecutive quarter of growth in

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LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2014 (Unaudited)

This data source tells us that overall state revenue is up but that there has been some decline in personal income tax collections that may be explained by individuals pushing income into last year to take advantage of lower personal income tax rates. We would raise a yellow flag at this indicator; this trend bears watching. The point about local property taxes growing should come as no surprise, as the real estate market has improved in many places. This is a very good development for local governments, because property taxes are their primary source of revenues. Not surprisingly, employment also shows positive growth. Only Alaska (off 0.95%) shows a decline for the period from August 2013 through August 2014 (the latest data available at this writing). The three states with the largest increases in employment are North Dakota (up 4.47%), Utah (up 3.53%), and Texas (up 3.63%).

One of the highest hurdles to the health of the state economies is the funding levels of their pension plans. For too long, elected officials have over-promised and under-delivered (especially when it came to making payments to pensions) to their employees, and until recently, markets have proven more of a headwind. On October 9, 2014, Bloomberg reported, “State Pension Gaps Shrink for the First Time Since 2007.” Let us caution all readers: the shrinkage is barely perceptible, but even that is better than a poke in the eye with a sharp stick.

“The median state system last year had 69.3% of the assets needed to meet promised benefits, up from 68.7% in 2012, according to data compiled by Bloomberg.”

This sounds like great news until one realizes the industrywide, minimum acceptable funding level is said to be 80%. Thirteen states met or exceeded this; the state with the lowest (some would say worst) level is Illinois with a funding level of 39.3%, down from 40.4% in 2012. We continue to avoid purchase of the general obligation bonds of the State of Illinois for this and other reasons, although we do own certain other credits within the state.

Overall, the state of the states’ economies and their respective credit pictures is healthy, but there are some exceptions. Illinois is one. Exceptions at other levels are the City of Detroit (in the process of exiting Chapter 9 protection) and Puerto Rico, which by all reports doesn’t know what it is doing. We do not own either credit!

The long and short of the Puerto Rico story:

•

In March 2014, the island issued $3.5 billion of general obligation bonds, mostly sold to hedge funds that “only wanted to help the island.” At the time, the island’s officials said this would give them enough cash to last for 18 months.

•	In June 2014, the governor signed legislation allowing the island’s public corporations to “restructure” their debt, the Puerto Rico Electric Power Authority (PREPA) being the best known among them.

•

Later in 2014, PREPA reached “forbearance” agreements with its creditors, calling for, among other things, a “Chief Restructuring Officer” (for an engagement fee of around $10 million, which is not bad work if you can get it).

•

In September, the island’s financial officials announced a $900 million “tax and revenue anticipation” note deal that would be placed with banks who were forced to hold the vast majority of it and could not sell it. That figure was later raised to $1.2 billion. This was six months after the March sale! The yield on these securities is 7.75%; California issued a similar security earlier in the summer for 0.10%. Think there is a difference in the credit?

Conclusion

We do not believe that the fixed income markets, and municipal bonds particularly, represent any great value at present; real yields are negative in some segments of the market, and very low in others. But we do not believe shareholders should undertake a wholesale rebalancing of portfolios either. It is important to re-evaluate why we own fixed-income products and municipal bonds: as part of a well-balanced, diversified portfolio. Recent volatility certainly demonstrates the potential benefits of these investments. Diversification is one of the best ways for shareholders to manage risk, not only between asset classes but in positioning within markets. And we believe municipal bond investors may benefit from diversifying along the municipal bond yield curve.

Many shareholders may soon ask themselves “what should I do if interest rates begin to rise?” We would suggest having faith in the structure of your portfolio. A portion of your Fund’s assets are invested in floating-rate securities, which will readjust their

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LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2014 (Unaudited)

income upwards when the Fed raises short-term rates. As a laddered, low-duration portfolio, most of the portfolio will be maturing in three years or less and will then be available to be reinvested at higher yields (see Chart IV). When interest rates do rise, prices will generally decline, but the remaining bonds in the portfolio will move closer to maturity and should increase in price over time. This Fund has the least interest rate risk of any of the Thornburg municipal bond funds, so any price adjustment should be minimal. We advise being patient when interest rates start to rise, lengthening your anticipated holding period.

We will continue to strive to manage your assets to fulfill the Fund’s objectives as set out in the prospectus.

Sincerely,

Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

Chart IV | Percent of Portfolio Maturing

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Low Duration Municipal Fund	September 30, 2014

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ARIZONA — 2.60%
Pima County COP, 3.00% due 12/1/2014 (Sewer System & Fleet Services Facilities)	A+/NR	$200,000	$200,984
State of Arizona COP, 5.00% due 10/1/2014 (Lease-Purchases-Various State Agency Properties; Insured: AGM)	AA/A1	200,000	200,028

ARKANSAS — 1.33%
Jefferson County, 4.00% due 6/1/2015 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	200,000	204,594

CALIFORNIA — 12.71%
Bay Area Toll Authority, 1.00% due 4/1/2047 (San Francisco Bay Area Toll Bridge)	AA/Aa3	250,000	250,912
California HFFA, 0.06% due 7/1/2016 put 10/1/2014 (Dignity Health; Insured: Natl-Re; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	AAA/Aa1	200,000	200,000
California HFFA, 4.00% due 7/1/2016 (Children’s Hospital; Insured: AGM)	AA/A2	200,000	210,038
California Statewide Communities Development Authority, 5.25% due 7/1/2017 (St. Joseph Health System; Insured: AGM)	AA/A1	100,000	111,655
Jurupa Public Financing Authority, 4.00% due 9/1/2017	BBB+/NR	100,000	107,967
Murrieta Valley USD GO, 2.00% due 9/1/2016 (Riverside County Educational Facilities Construction and Modernization; Insured: BAM)	AA/NR	200,000	205,412
San Diego Redevelopment Agency, 5.00% due 9/1/2016 (Centre City Redevelopment; Insured: AMBAC)	NR/Baa3	50,000	52,962
Successor Agency to the Richmond Community Redevelopment Agency, 4.00% due 9/1/2017 (Insured: BAM)	AA/NR	300,000	325,914
Successor Agency to the Redevelopment Agency of the City of Chino, 5.00% due 9/1/2017 (Merged Chino Areas 2001 and 2003 and Central City Redevelopment Projects; Insured: BAM)	AA/NR	300,000	335,787
Town of Hillsborough COP, 0.11% due 6/1/2035 put 10/1/2014 (Water and Sewer Systems) (daily demand notes)	AAA/NR	160,000	160,000

COLORADO — 5.61%
City & County of Denver Airport System, 0.20% due 11/15/2025 put 10/1/2014 (Denver International Airport; Insured: AGM; SPA: Morgan Stanley Bank) (daily demand notes)	AA/A1	200,000	200,000
City & County of Denver GO, 3.00% due 8/1/2015 (Civic Facilities and Denver Zoological Gardens Improvements)	AAA/Aaa	200,000	204,788
Denver Convention Center Hotel Authority, 5.25% due 12/1/2014 (Insured: Syncora)	BBB-/Baa3	125,000	125,929
Regional Transportation District COP, 5.00% due 6/1/2017 (FasTracks Transportation System)	A/Aa3	300,000	333,912

DISTRICT OF COLUMBIA — 1.39%
District of Columbia, 5.00% due 4/1/2016 (National Public Radio) (ETM)	AA-/Aa3	200,000	213,818

FLORIDA — 3.90%
County of Osceola, 5.00% due 10/1/2017 (Transportation Capital Improvements; Insured: AMBAC)	A+/A1	150,000	167,846
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2015 (Nova Southeastern University)	BBB/Baa1	200,000	204,064
Hillsborough County IDA, 5.65% due 5/15/2018 (Tampa Electric Co.)	BBB+/A2	200,000	229,392

GEORGIA — 1.41%
City of Atlanta, 5.25% due 12/1/2016 (Atlantic Station Project; Insured: AGM)	AA/A3	200,000	217,388

ILLINOIS — 8.24%
Chicago Park District GO, 5.00% due 1/1/2017 (Capital Improvement Plan; Insured: Natl-Re)	AA+/A3	150,000	157,699
City of Chicago, 0.19% due 1/1/2034 put 10/1/2014 (Liquidity Facility; SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Baa1	200,000	200,000
City of Rockford GO, 3.00% due 12/15/2016 (New Fire Station Construction; Insured: AGM)	AA/A1	250,000	263,460

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2014

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Illinois Development Finance Authority, 0.15% due 2/1/2021 put 10/1/2014 (Teachers Academy for Mathematics and Science: LOC: JPMorgan Chase Bank) (daily demand notes)	NR/Aa3	$100,000	$100,000
Illinois Finance Authority, 4.30% due 6/1/2035 put 6/1/2016 (Peoples Gas Light & Coke Co.; Insured: AMBAC)	A/Aa3	200,000	211,382
Illinois State Toll Highway Authority, 0.07% due 1/1/2031 put 10/1/2014 (Insured: AGM; SPA: Bank of America N.A.) (daily demand notes)	AA/Aa3	200,000	200,000
Town of Cicero Cook County GO, 5.00% due 1/1/2018 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	125,000	138,625

INDIANA — 2.76%
Hammond Multi-School Building Corp., 4.00% due 7/15/2017 (Educational Facilities) (State Aid Withholding)	AA+/NR	300,000	325,866
University of Southern Indiana, 0.15% due 10/1/2019 put 10/1/2014 (Wellness, Fitness, Recreational Facility; LOC: JPMorgan Chase Bank) (daily demand notes)	A+/Aa3	100,000	100,000

IOWA — 1.32%
Iowa Finance Authority, 5.00% due 2/15/2015 (Iowa Health System; Insured: AGM)	NR/Aa3	200,000	203,394

LOUISIANA — 0.72%
City of New Orleans, 5.00% due 12/1/2017 (Water System Facilities Capital Improvement Program)	BBB+/NR	100,000	111,565

MASSACHUSETTS — 1.96%
[a] Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	275,000	302,819

MICHIGAN — 6.25%
Goodrich Area School District GO, 5.00% due 5/1/2016 (Insured: AGM/Q-SBLF)	AA/Aa2	250,000	256,710
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa2	200,000	218,776
Michigan State Hospital Finance Authority, 5.75% due 12/1/2034 put 12/1/2015 (Trinity Health)	AA-/Aa2	200,000	212,604
Northville Public Schools GO, 5.00% due 5/1/2017 (Counties of Wayne, Oakland, Washtenaw Educational Facilities; Insured: Q-SBLF)	NR/Aa2	250,000	276,438

MISSOURI — 1.62%
Missouri Development Finance Board, 0.04% due 12/1/2033 put 10/1/2014 (The Nelson Gallery Foundation; SPA: Northern Trust Co.) (daily demand notes)	AAA/Aaa	250,000	250,000

NEVADA — 3.90%
Carson City, 4.00% due 9/1/2016 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	200,000	210,266
City of Reno GO, 5.00% due 6/1/2017 (Fire Protection Projects)	A-/A1	200,000	222,608
Washoe County School District GO, 5.25% due 6/1/2017 (Educational Facilities; Insured: AGM)	AA/Aa3	150,000	168,215

NEW JERSEY — 3.12%
New Jersey Educational Facilities Authority, 5.00% due 9/1/2016 (Higher Education Capital Improvement; Insured: AGM)	AA/A2	300,000	312,840
New Jersey Health Care Facilities Financing Authority, 5.00% due 1/1/2018 (Hackensack University Medical Center; Insured: AGM)	AA/A2	150,000	168,435

NEW YORK — 5.42%
City of New York GO, 0.04% due 8/1/2021 put 10/1/2014 (City Budget Financial Management; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	AAA/Aa1	200,000	200,000
Lake Placid Central School District GO, 5.00% due 6/15/2017 (Elementary, Middle/High School Projects; Insured: Natl-Re) (State Aid Withholding)	NR/Aa3	200,000	220,126
Monroe County Industrial Development Corp., 4.00% due 1/15/2018 (Monroe Community College Association; Insured: AGM)	AA/A2	200,000	215,342
New York State Dormitory Authority, 0.06% due 7/1/2034 put 10/1/2014 (St. John’s University; LOC: Bank of America) (daily demand notes)	AAA/A1	200,000	200,000

NORTH DAKOTA — 2.79%
City of Williston GO, 5.00% due 5/1/2017 (Water, Sewer and Street Improvements)	BBB+/NR	200,000	220,662
North Dakota Building Authority, 4.25% due 12/1/2015 (Various State Agency Capital Projects; Insured: Natl-Re)	AA+/Aa2	200,000	209,452

OHIO — 4.50%
City of Cleveland, 3.00% due 10/1/2016 (Public Facilities)	AA/A1	200,000	209,664
County of Franklin, 4.00% due 11/15/2033 put 8/1/2016 (OhioHealth Corp. Hospital Facilities)	AA+/Aa2	200,000	212,682
University of Toledo, 3.50% due 6/1/2016 (University Facilities Improvements)	A/A1	260,000	272,139

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2014

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
PENNSYLVANIA — 7.53%
Allegheny County Higher Education Building Authority, 5.50% due 3/1/2016 (Duquesne University Project; Insured: AMBAC)	NR/NR	$115,000	$119,411
City of Philadelphia Gas Works, 5.00% due 10/1/2017 (Insured: AMBAC)	BBB+/Baa2	200,000	221,564
East Allegheny School District GO, 2.00% due 4/1/2017 (Insured: BAM) (State Aid Withholding)	AA/A3	300,000	306,387
Pennsylvania Economic Development Financing Authority, 3.375% due 12/1/2040 put 7/1/2015 (Shippingport Project)	BBB-/NR	200,000	202,356
The Hospitals and Higher Educational Facilities Authority of Philadelphia, 0.04% due 7/1/2022 put 10/1/2014 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	100,000	100,000
Wilson School District GO, 3.00% due 6/1/2017 (State Aid Withholding)	AA/NR	200,000	211,896

SOUTH CAROLINA — 2.16%
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2017 (Convention Center Complex)	AA-/NR	300,000	333,144

TEXAS — 7.26%
Brazos River Authority, 4.90% due 10/1/2015 (Houston Industries, Inc. Project; Insured: Natl-Re)	AA-/A3	200,000	208,266
Harris County Health Facilities Development Corp., 0.04% due 10/1/2041 put 10/1/2014 (Texas Children’s Hospital; SPA: Wells Fargo Bank N.A.) (daily demand notes)	AA/Aa2	200,000	200,000
Lower Colorado River Authority, 5.00% due 5/15/2015	A/A1	200,000	206,028
State of Texas GO, 1.50% due 8/31/2015 (Cash Flow Management)	SP-1+/Mig1	500,000	506,250

UTAH — 2.59%
Murray City, 0.04% due 5/15/2037 put 10/1/2014 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank) (daily demandnotes)	AA+/Aa1	200,000	200,000
Weber County, 0.04% due 2/15/2031 put 10/1/2014 (IHC Health Services, Inc.; SPA: The Bank of New York Mellon) (daily demand notes)	AA+/Aa1	200,000	200,000

VIRGINIA — 1.35%
Fairfax County GO, 4.00% due 10/1/2015 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	200,000	207,692

WASHINGTON — 4.15%
Ocean Beach School District No. 101 GO, 4.00% due 12/1/2017 (Educational Facilities)	NR/A2	300,000	327,888
Seattle Municipal Light & Power, 5.00% due 2/1/2016	AA/Aa2	200,000	212,598
Washington Economic Development Finance Authority, 0.09% due 8/1/2025 put 10/1/2014 (Seadrunar Project; LOC: U.S. Bank) (daily demand notes)	AA-/NR	100,000	100,000

WEST VIRGINIA — 1.30%
[b] Mason County PCR, 1.625% due 10/1/2022 put 10/1/2018 (Appalachian Power Company Project)	BBB/NR	200,000	200,576

WISCONSIN — 1.31%
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A3	200,000	201,330

TOTAL INVESTMENTS — 99.20% (Cost $15,266,558)			$15,300,545
OTHER ASSETS LESS LIABILITIES — 0.80%			122,771

NET ASSETS — 100.00%			$15,423,316

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2014

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
ETM	Escrowed to Maturity
GO	General Obligation
HFFA	Health Facilities Financing Authority

IDA	Industrial Development Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Q-SBLF	Insured by Qualified School Bond Loan Fund
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Low Duration Municipal Fund	September 30, 2014

ASSETS
Investments at value (cost $15,266,558) (Note 2)	$15,300,545
Cash	166,365
Receivable from investment advisor	18,312
Interest receivable	146,912
Prepaid expenses and other assets	13,824

Total Assets	15,645,958

LIABILITIES
Payable for investments purchased	200,000
Payable for fund shares redeemed	133
Accounts payable and accrued expenses	22,496
Dividends payable	13

Total Liabilities	222,642

NET ASSETS	$15,423,316

NET ASSETS CONSIST OF
Net unrealized appreciation on investments	$33,987
Net capital paid in on shares of beneficial interest	15,389,329

$15,423,316

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($2,751,358 applicable to 222,893 shares of beneficial interest outstanding - Note 4)	$12.34
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.53

Class I Shares:
Net asset value, offering and redemption price per share ($12,671,958 applicable to 1,026,570 shares of beneficial interest outstanding - Note 4)	$12.34

See notes to financial statements.

16    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Low Duration Municipal Fund	Period Ended September 30, 2014*

INVESTMENT INCOME
Interest income (net of premium amortized of $187,028)	$75,779

EXPENSES
Investment advisory fees (Note 3)	35,498
Administration fees (Note 3)
Class A Shares	2,472
Class I Shares	3,448
Distribution and service fees (Note 3)
Class A Shares	3,956
Transfer agent fees
Class A Shares	4,670
Class I Shares	7,900
Registration and filing fees
Class A Shares	25,598
Class I Shares	25,666
Custodian fees (Note 3)	15,115
Professional fees	46,904
Accounting fees	275
Trustee fees	305
Other expenses	12,389

Total Expenses	184,196
Less:
Expenses reimbursed by investment advisor (Note 3)	(95,473)
Investment advisory fees and other fund level fees waived by investment advisor (Note 3)	(45,374)
Fees paid indirectly (Note 3)	(247)

Net Expenses	43,102

Net Investment Income	32,677

REALIZED AND UNREALIZED GAIN (LOSS)
Net change in unrealized appreciation (depreciation) of investments	33,987

Net Realized and Unrealized Gain	33,987

Net Increase in Net Assets Resulting from Operations	$66,664

*	For the period from commencement of operations on December 30, 2013 through September 30, 2014.

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Low Duration Municipal Fund

Period Ended September 30, 2014*
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$32,677
Net unrealized appreciation (depreciation) on investments	33,987

Net Increase (Decrease) in Net Assets Resulting from Operations	66,664

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(4,035)
Class I Shares	(28,642)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	2,744,115
Class I Shares	12,645,214

Net Increase in Net Assets	15,423,316

NET ASSETS
Beginning of period	—

End of period	$15,423,316

*	For the period from commencement of operations on December 30, 2013 through September 30, 2014.

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Low Duration Municipal Fund	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg Low Duration Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income exempt from federal income tax.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2014

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements At September 30, 2014
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$15,300,545	$—	$15,300,545	$—

Total Investments in Securities	$15,300,545	$—	$15,300,545	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the period ended September 30, 2014.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2014

adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the period ended September 30, 2014, these fees were payable at annual rates ranging from .40 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended September 30, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $29 from the sale of Class A shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .20 of 1% per annum of the average daily net assets attributable to each Class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the period ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A and Class I expenses do not exceed 0.70% and 0.50%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal period.

For the period ended September 30, 2014, the Advisor contractually waived or reimbursed certain class specific expenses and administrative fees of $34,718 for Class A shares and $60,755 for Class I shares, and voluntarily waived investment advisory fees and other fund level fees of $45,374.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended September 30, 2014, fees paid indirectly were $247.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

The percentages of direct investments by affiliated Trustees, Officers, and the Advisor in the Fund are approximately 39.1%.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the period ended September 30, 2014, the Fund had transactions with affiliated funds in compliance with Rule 17a-7 under the 1940 Act of $4,707,134 in purchases.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2014

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended September 30, 2014*
	Shares	Amount
Class A Shares
Shares sold	225,443	$2,775,568
Shares issued to shareholders in reinvestment of dividends	326	4,025
Shares repurchased	(2,876)	(35,478)

Net increase (decrease)	222,893	$2,744,115

Class I Shares
Shares sold	1,087,886	$13,402,490
Shares issued to shareholders in reinvestment of dividends	2,321	28,630
Shares repurchased	(63,637)	(785,906)

Net increase (decrease)	1,026,570	$12,645,214

*	The Fund commenced operations on December 30, 2013.

NOTE 5 – INVESTMENT TRANSACTIONS

For the period ended September 30, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $13,250,296 and $406,710, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$15,266,558

Gross unrealized appreciation on a tax basis	$44,727
Gross unrealized depreciation on a tax basis	(10,740)

Net unrealized appreciation (depreciation) on investments (tax basis)	$33,987

At September 30, 2014, the Fund had undistributed tax basis net tax-exempt income of $13. The Fund did not have any undistributed tax basis net ordinary income or undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the period ended September 30, 2014, are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the period ended September 30, 2014, was $32,677 from net tax-exempt income.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014, and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

22    Certified Annual Report

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Certified Annual Report     23

FINANCIAL HIGHLIGHTS

Thornburg Low Duration Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions And Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets AT End of Period (Thousands)
Class A Shares
2014(b)(c)	$12.31	0.02	0.03	0.05	(0.02)	—	(0.02)	$12.34	0.20	(d)	0.66	(d)	0.65	(d)	3.14	(d)	0.40	4.54	$2,751
Class I Shares
2014(b)	$12.31	0.04	0.03	0.07	(0.04)	—	(0.04)	$12.34	0.42	(d)	0.44	(d)	0.44	(d)	1.77	(d)	0.56	4.54	$12,672

(a)	Not annualized for periods less than one year.
(b)	Fund commenced operations on December 30, 2013.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

24 Certified Annual Report	Certified Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Low Duration Municipal Fund

To the Trustees and Shareholders of

Thornburg Low Duration Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Low Duration Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period of December 30, 2013, (commencement of operations) through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

26    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Low Duration Municipal Fund	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/1/14	9/30/14	4/1/14–9/30/14
Class A Shares
Actual	$1,000.00	$1,003.30	$3.34
Hypothetical*	$1,000.00	$1,021.74	$3.37
Class I Shares
Actual	$1,000.00	$1,004.50	$2.18
Hypothetical*	$1,000.00	$1,022.90	$2.20

†	Expenses are equal to the annualized expense ratio for each class (A: 0.66%; I: 0.43%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    27

INDEX COMPARISON

Thornburg Low Duration Municipal Fund	September 30, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

Since Inception
A Shares (Incep: 12/30/13)	-1.13%
I Shares (Incep: 12/30/13)	0.56%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares.

28    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Low Duration Municipal Fund	September 30, 2014 (Unaudited)

Name, Age, Year Elected, Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

Certified Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2014 (Unaudited)

Name, Age, Year Elected, Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

30    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2014 (Unaudited)

Name, Age, Year Elected, Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    31

OTHER INFORMATION

Thornburg Low Duration Municipal Fund	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

No proxy voting information is currently available because the Fund commenced operations on December 30, 2013. The Fund expects to begin making annual proxy voting information available in accordance with applicable regulations commencing on or before August 31, 2014. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax period ended September 30, 2014, dividends paid by the Fund of $32,677 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar period ending December 31, 2014. Complete information will be reported in conjunction with your 2014 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Low Duration Municipal Fund pursuant to an investment advisory agreement. The Trustees considered the renewal of this agreement for the first time since its initial approval in 2013 and determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the period addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the period, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

32    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2014 (Unaudited)

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (among other information) quantitative measures of the Fund’s absolute and relative investment performance.

The Trustees noted that quarterly reports during the period and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data considered by the Trustees in their evaluation showed that the Fund’s annualized investment returns fell in the third quartile of performance of a mutual fund category in the three-month period ended with the second quarter of the current period and fell in the fourth quartile of performance for the year-to-date period. Other data showed that the Fund’s annualized returns fell near the midpoint of performance of a second fund category for the three-month period and fell in the third quartile of performance for the year-to-date period.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection considered certain factors, including other fees and expenses charged to the Fund, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Fund.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectus. Data considered included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, and related data. Comparative fee and expense data considered by the Trustees showed that the advisory fee for the Fund, before fee waivers, was comparable to the median and average fee levels for the fund category, and that the level of total expense for a representative share class, after fee waivers and expense reimbursements, was comparable to the median and average expense levels for the category. Data for the peer group showed that the Fund’s advisory fee level before fee waivers was comparable to the peer group median, and that the total expense level for a representative share class of the Fund after waivers and reimbursements was comparable to the peer group median.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

The profitability of the Fund was not considered because of the recent inception of the Fund and absence of profitability to the Advisor.

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Certified Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2014 (Unaudited)

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

34    Certified Annual Report

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report    35

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

36    This page is not part of the Annual Report

Firm & Philosophy

THE FIRM

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of September 30, 2014, Thornburg managed approximately $74 billion in assets.

INVESTMENT PHILOSOPHY

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

PORTFOLIO HOLDINGS COMMENTARY

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

CO-OWNERSHIP OF FUNDS

We invest side-by-side with shareholders. Our employees have invested $395 million in Thornburg products as of September 30, 2014.

This page is not part of the Annual Report    37

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This page is not part of the Annual Report    39

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3172

Thornburg Limited Term Municipal Fund

Informational Brochure and Annual Report

SEPTEMBER 30, 2014

LIPPER
FUND AWARDS 2014
UNITED STATES

Best Short-Intermediate Municipal Debt Fund
Ten-year period. Class I shares among 29 funds.

Thornburg
INVESTMENT MANAGEMENT

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IMPORTANT INFORMATION

Best Short-Intermediate Municipal Debt Fund

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). In 2014, Class I shares won for the ten-year period ended 11/30/2013 among 29 funds. The Fund did not win the award for other time periods.

The information presented on the following pages is current as of September 30, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Glossary

BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Personal Consumption Expenditure (PCE) Price Index – One measure of U.S. inflation that assesses the percentage change in prices of goods and services purchased by consumers throughout the economy. Of all the measures of consumer price inflation, the PCE price index covers the broadest set of goods and services.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Fiscal Cliff – A combination of expiring tax cuts and across-the-board government spending cuts that were scheduled to become effective at the end of 2012. The idea behind the fiscal cliff was that if the federal government allowed these two events to proceed as planned, they would have a detrimental effect on an already shaky economy. At the same time, it was predicted that going over the fiscal cliff would significantly reduce the federal budget deficit.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Participation Rate – The number of people who are either employed or are actively looking for work. The people who are no longer actively searching for work would not be included in the participation rate. During an economic recession, many workers often get discouraged and stop looking for employment, and as a result, the participation rate decreases.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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THORNBURG LIMITED TERM MUNICIPAL FUND

Laddering – an All Weather Strategy

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply these techniques to manage risk and pursue attractive returns:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

•	Investing on a cash-only basis without using leverage.

Portfolio Managers

Josh Gonze    Chris Ryon, CFA

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Long-Term Stability of Principal

Net Asset Value History of A Shares from September 28, 1984 through September 30, 2014

Average Annual Total Returns

For Periods Ended September 30, 2014

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 9/28/84)
Without sales charge	3.20%	2.37%	3.04%	3.34%	5.21%
With sales charge	1.65%	1.85%	2.74%	3.19%	5.16%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.71%, as disclosed in the most recent Prospectus.

30-Day Yields, A Shares

As of September 30, 2014

Annualized Distribution Yield	1.56%

SEC Yield	0.56%

Key Portfolio Attributes

As of September 30, 2014

Number of Bonds	1,912

Effective Duration	3.2 Yrs

Average Maturity	3.8 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

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THORNBURG’S SUITE OF MUNICIPAL FUNDS

Municipal Funds for a Range of Interest-Rate Scenarios

At Thornburg, we often say that predicting interest rates is a fool’s game. And with the Federal Reserve still heavily involved in the markets, it’s even more difficult to forecast how rates may rise than when they may rise. Will long rates rise first and short rates follow? Will long and short rates climb simultaneously?

A traditional strategy to protect oneself against interest-rate risk is to move into shorter-duration bond strategies. But the seemingly counterintuitive response of moving to longer-duration strategies can sometimes yield better results.

Diversify Across the Yield Curve

This uncertainty points to why it’s important for investors to match their investment horizon to the duration of the strategy in which they’re invested, and to diversify assets across the yield curve.

For any interest-rate scenario, Thornburg’s comprehensive suite of municipal funds gives prudent investors the ability to diversify across the yield curve.

Diversify Across the Yield Curve with Thornburg Municipal Funds

AAA General Obligation Municipal Yield Curve, as of September 30, 2014

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Thornburg Limited Term Municipal Fund

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

Thornburg Limited Term Municipal Fund	September 30, 2014 (Unaudited)

October 17, 2014

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Limited Term Municipal Fund (the Fund). The net asset value (NAV) of the Class A shares increased by 20 cents to $14.58 per share during the fiscal year ended September 30, 2014. If you were with us for the entire period, you received dividends of 25.7 cents per share. If you reinvested your dividends, you received 25.9 cents per share. Dividends were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a 3.20% total return at NAV for the fiscal year ended September 30, 2014, compared to the 3.67% total return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index. The Fund generated 2.06% more price return and 2.53% less income than its benchmark.

The market’s positive returns were driven primarily by falling interest rates. Another driver was narrowing credit spreads. In general, investors received smaller and smaller levels of yield for securities of lower credit quality with shorter maturity dates. Chart I shows credit spreads for various maturities of municipal bonds.

Drivers of the Fund’s price return relative to its benchmark are as follows: Interest-rate sensitivity, as measured by the Fund’s duration and differing allocations along the yield curve, subtracted 0.04% of price performance; sector allocations added 0.44% of relative price performance; and the Fund’s overweight to lower-credit-quality securities added 0.48% of price performance versus the benchmark. Other risk factors accounted for another 1.18% of relative price performance.

Interest-Rate Changes

As of the end of fiscal year 2013, many market observers predicted increasing interest rates. The fear of the Federal Reserve (the Fed) curtailing purchases of Treasury and mortgage-backed securities had roiled the markets, though the eventual fact of tapering did not begin until December 18, 2013. This was the backdrop against which rates rose through the end of December 2013. Chart II illustrates the changes in rates by maturity for each quarter of fiscal 2014.

Chart I | Quality Spreads: BBB Municipal Revenue Yields over AAA General Obligation Yields as of 9/30/2014

Chart II | Changes in AAA General Obligation Municipal Yield Curve

9/30/2013 – 9/30/2014

Certified Annual Report    7

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014 (Unaudited)

This chart highlights a few interesting phenomena:

1.	Interest rates changed by varying amounts for different maturities, highlighting the potential benefits of a portfolio that is diversified by maturity. We believe investors benefit by owning several funds that provide different exposures to various maturity segments of the market.

2.	In the quarter ended December 31, 2013, short and long interest rates declined and intermediate rates continued to rise. The fall in short-term rates was a market reaction to the fear of rising rates and investor desire to shed duration or interest-rate risk. The decline in long-term rates was driven by opportunistic investors who wished to take advantage of a significant difference between short- and long-term rates.

3.	In the quarter ended March 31, 2014, short-term interest rates rose as long-term rates continued to decline. This was doubtless a reaction to the risk of possible Fed tightening and increases in short-term rates.

4.	In the six-month period ended September 30, 2014, interest rates all along the yield curve declined, and longer-term rates continued to slide more than short-term rates.

Table I shows selected changes in rates for the last two fiscal years. The table highlights that although interest rates have declined in fiscal 2014, they have yet to retrace the upswing seen in fiscal 2013. It is noteworthy that rates on the short end (one to five years) of the market have been virtually unchanged, depressed by the Fed’s delay in normalizing benchmark short-term rates.

Table I Yield Changes for the Last Two Fiscal Years

MATURITY	FISCAL YEAR ENDING 9/30/2013	FISCAL YEAR ENDING 9/30/2014
1-Year	-0.02%	-0.03%
5-Year	+0.62%	-0.03%
10-Year	+0.83%	-0.32%
30-Year	+1.43%	-1.08%
Source: Bloomberg

The Economy and the Federal Reserve Board

The U.S. economy has recently grown at an average rate of 2.0% as measured by gross domestic product (GDP), which is defined as the monetary value of all finished goods and services produced within a country’s borders over a specific time period. Many market participants believe that 2.0% GDP growth is suboptimal compared to rates in past recoveries, but the quarter ended December 31, 2013, produced a 3.5% growth rate and the quarter ended June 30, 2014, a 4.6% rate. Growth in the quarter ended March 31, 2014, was negative 2.1%; this anomaly has been attributed to weather effects.

Employment growth is another useful measure for gauging the health of the economy. The financial press highlights this as an area of focus for Fed Chair Janet Yellen. The economy has added approximately 220,000 jobs per month for the fiscal year. This growth has not come without volatility; only 84,000 jobs were added in December 2013 and 304,000 in April 2014. The unemployment rate has declined from 7.2% for the year ended September 30, 2013, to 5.9% as of September 30, 2014. This should make investors feel good about the economy, but other measures paint a mixed picture. One indicator is the U.S. labor force participation rate, which measures the size of the labor force as a percent of the working-age population. Since January 1990, this long-term average has been at 65.9%, but as of September 2014, the participation rate had declined to 62.7%. For fiscal year 2014, this measure has averaged 62.9%. Some economists and demographers attempt to explain the decline in the participation rate by the retirement of Baby Boomers, who have changed every demographic category they have passed through and have been referred to as “the pig in the python.” The thought that Baby Boomers would impact the labor force participation rate significantly enough to cause this decline is plausible, but we have seen no estimates of the effect.

The Fed began reducing purchases of U.S. Treasury and mortgage securities in December 2013 and will complete the process by October 2014. During 2013, the market’s anticipation of the Fed’s tapering its asset purchases sent long-term municipal yields up 1.43%. But in 2014, the reality of tapering (and other factors) sent long-term municipal yields down 1.08% . In its September 17, 2014, release, the Federal Open Market Committee (FOMC) stated:

8    Certified Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014 (Unaudited)

“The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Later, in a press conference, Chair Yellen added more color to the policy statement:

“Let me reiterate, however, that the Committee’s expectations for the path of the federal funds rate are contingent on the economic outlook. If the economy proves to be stronger than anticipated by the Committee, resulting in a more rapid convergence of employment and inflation to the FOMC’s objectives, then increases in the federal funds rate are likely to occur sooner and to be more rapid than currently envisaged. Conversely, if economic performance disappoints, increases in the federal funds rate are likely to take place later and to be more gradual.”

It is clear guidance like this that makes one long for Harry Truman’s “one-handed economist.” From all this, one can glean that the Fed will be “data dependent” (another term being thrown around in the financial press) in determining the future path of the federal funds rate (currently near zero).

Finally, let’s look at inflation. It is important to fixed-income investors because it is the primary determinant of future purchasing power. If inflation increases, the semi-annual coupon payment of most bonds carries less value in the economy. Inflation, as measured by core PCE (the Core Personal Consumption Expenditures Index, which is the Federal Reserve’s favored inflation measure) excludes volatile food and energy prices. Since September 2013, core PCE has increased from 1.33% to 1.47%, but this is still materially below the Fed’s inflation target of 2.00%. As 2014 prices of municipal bonds have risen and yields have declined, their after-inflation purchasing power has fallen. Chart III illustrates this point for a five-year AAA-rated general obligation bond.

Chart III shows that as of August 31, 2014, an investor in a five-year AAA general obligation bond received a real yield (the yield on a security after inflation is taken into account) of negative 0.33% . The yield failed to keep up with inflation, and the investor lost purchasing power. On August 31, a five-year AAA general obligation bond yielded 1.14%, with core PCE at 1.47%. As of September 30, 2014, a five-year AAA general obligation bond yielded 1.24%, with a real yield of negative 0.23%. The long-term average real yield of a five-year AAA general obligation bond is a mere 1.32%. These extremely low real yields are an important effect of the Fed’s keeping short-term rates very low.

Chart III | Five-Year AAA GO Real Yield (using Core PCE)

6/1/1994 – 8/31/2014

The Municipal Bond Market Credit Picture

The health of municipal market credit has generally been good, helped by GDP growth and increasing employment. But there have been some red flags recently. An August 2014 report from the Nelson A. Rockefeller Institute of Government at the State University of New York, “After Four Years of Uninterrupted Growth, Tax Revenues Decline in the First Quarter, and Preliminary Figures for the Second Quarter of 2014 Signal Further Declines in Personal Income Tax,” sums up certain observations:

Certified Annual Report    9

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014 (Unaudited)

•	“State tax revenues declined by 0.3% in the first quarter of 2014. This is the first time state revenues declined after four years of uninterrupted growth.”

•	“Personal income tax collections showed a decline of 1.2% in the first quarter of 2014. The decline in personal income tax collections appear to be primarily due to the mirror-image effect of the initial impact of the fiscal cliff on taxpayer behavior, which had driven tax collections upward a year ago.”

•	“Year-to-date figures show 2.8% growth in overall state tax collections in the first three quarters of fiscal 2014 compared to the same period of 2013.”

•	“Local property tax revenues grew by 1.9% in the first quarter, marking the eighth consecutive quarter of growth in nominal terms.”

This data source tells us that overall state revenue is up but that there has been some decline in personal income tax collections that may be explained by individuals pushing income into last year to take advantage of lower personal income tax rates. We would raise a yellow flag at this indicator; this trend bears watching. The point about local property taxes growing should come as no surprise, as the real estate market has improved in many places. This is a very good development for local governments, because property taxes are their primary source of revenues. Not surprisingly, employment also shows positive growth. Only Alaska (off 0.95%) shows a decline for the period from August 2013 through August 2014 (the latest data available at this writing). The three states with the largest increases in employment are North Dakota (up 4.47%), Utah (up 3.53%), and Texas (up 3.63%).

One of the highest hurdles to the health of the state economies is the funding levels of their pension plans. For too long, elected officials have over-promised and under-delivered (especially when it came to making payments to pensions) to their employees, and until recently, markets have proven more of a headwind. On October 9, 2014, Bloomberg reported, “State Pension Gaps Shrink for the First Time Since 2007.” Let us caution all readers: the shrinkage is barely perceptible, but even that is better than a poke in the eye with a sharp stick.

“The median state system last year had 69.3% of the assets needed to meet promised benefits, up from 68.7% in 2012, according to data compiled by Bloomberg.”

This sounds like great news until one realizes the industrywide, minimum acceptable funding level is said to be 80%. Thirteen states met or exceeded this; the state with the lowest (some would say worst) level is Illinois with a funding level of 39.3%, down from 40.4% in 2012. We continue to avoid purchase of the general obligation bonds of the State of Illinois for this and other reasons, although we do own certain other credits within the state.

Overall, the state of the states’ economies and their respective credit pictures is healthy, but there are some exceptions. Illinois is one. Exceptions at other levels are the City of Detroit (in the process of exiting Chapter 9 protection) and Puerto Rico, which by all reports doesn’t know what it is doing. We do not own either credit!

The long and short of the Puerto Rico story:

•	In March 2014, the island issued $3.5 billion of general obligation bonds, mostly sold to hedge funds that “only wanted to help the island.” At the time, the island’s officials said this would give them enough cash to last for 18 months.

•	In June 2014, the governor signed legislation allowing the island’s public corporations to “restructure” their debt, the Puerto Rico Electric Power Authority (PREPA) being the best known among them.

•	Later in 2014, PREPA reached “forbearance” agreements with its creditors, calling for, among other things, a “Chief Restructuring Officer” (for an engagement fee of around $10 million, which is not bad work if you can get it).

•

In September, the island’s financial officials announced a $900 million “tax and revenue anticipation” note deal that would be placed with banks who were forced to hold the vast majority of it and could not sell it. That figure was later raised to

10    Certified Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014 (Unaudited)

$1.2 billion. This was six months after the March sale! The yield on these securities is 7.75%; California issued a similar security earlier in the summer for 0.10%. Think there is a difference in the credit?

Conclusion

We do not believe that the fixed income markets, and municipal bonds particularly, represent any great value at present; real yields are negative in some segments of the market, and very low in others. But we do not believe shareholders should undertake a wholesale rebalancing of portfolios either. It is important to re-evaluate why we own fixed-income products and municipal bonds: as part of a well-balanced, diversified portfolio. Recent volatility certainly demonstrates the potential benefits of these investments. Diversification is one of the best ways for shareholders to manage risk, not only between asset classes but in positioning within markets. And we believe municipal bond investors may benefit from diversifying along the municipal bond yield curve.

Many shareholders may soon ask themselves “what should I do if interest rates begin to rise?” We would suggest having faith in the structure of your portfolio. A portion of your laddered Fund’s bonds mature each year and become available for reinvestment at higher yields (see Chart IV); this has the potential to increase income to shareholders. When interest rates do rise, prices will generally decline, but the remaining bonds in the portfolio will move closer to maturity and should increase in price over time. We advise being patient when interest rates start to rise, lengthening your anticipated holding period.

Chart IV | Percent of Portfolio Maturing

We will continue to strive to manage your assets to fulfill the Fund’s objectives as set out in the prospectus.

Sincerely,

Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	September 30, 2014

Summary of Security Credit Ratings†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
ALABAMA — 1.46%
Alabama Public School & College Authority, 5.00% due 5/1/2015 (Education System Capital Improvements)	NR/Aa1	$8,530,000	$8,772,934
Alabama Public School & College Authority, 5.00% due 5/1/2016 (Education System Capital Improvements)	AA/Aa1	5,000,000	5,369,650
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	4,840,000	5,677,078
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	770,000	903,172
Alabama Public School & College Authority, 5.00% due 6/1/2020 (Education System Capital Improvements)	AA/Aa1	5,085,000	6,048,252
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Education System Capital Improvements)	AA/Aa1	5,335,000	6,404,347
Alabama Public School & College Authority, 5.00% due 6/1/2022 (Education System Capital Improvements)	AA/Aa1	5,605,000	6,754,137
Alabama Public School & College Authority, 5.00% due 6/1/2023 (Education System Capital Improvements)	AA/Aa1	735,000	891,606
Alabama State Board of Education, 3.00% due 5/1/2017 (Calhoun Community College)	NR/A1	2,070,000	2,159,942
Alabama State Board of Education, 3.00% due 5/1/2018 (Calhoun Community College)	NR/A1	2,130,000	2,234,796
Alabama State Board of Education, 4.00% due 5/1/2019 (Calhoun Community College)	NR/A1	2,195,000	2,393,187
Alabama State Board of Education, 4.00% due 5/1/2020 (Calhoun Community College)	NR/A1	1,000,000	1,092,490
Alabama State Board of Education, 4.00% due 5/1/2021 (Calhoun Community College)	NR/A1	1,000,000	1,087,420
Alabama State Board of Education, 4.00% due 5/1/2022 (Calhoun Community College)	NR/A1	1,230,000	1,333,185
City of Birmingham GO, 5.00% due 2/1/2015 (Government Services)	AA/Aa2	4,240,000	4,309,409
City of Birmingham GO, 4.00% due 8/1/2015 (Government Services)	AA/Aa2	3,005,000	3,101,190
City of Birmingham GO, 5.00% due 2/1/2016 (Government Services)	AA/Aa2	3,775,000	4,001,500
City of Birmingham GO, 4.00% due 8/1/2016 (Government Services)	AA/Aa2	3,645,000	3,871,500
City of Birmingham GO, 5.00% due 2/1/2017 (Government Services)	AA/Aa2	2,045,000	2,244,510
City of Birmingham GO, 4.00% due 8/1/2017 (Government Services)	AA/Aa2	2,760,000	3,001,031
City of Birmingham GO, 5.00% due 2/1/2018 (Government Services)	AA/Aa2	2,000,000	2,254,500
City of Mobile GO, 4.50% due 8/15/2016 (Senior Center)	NR/NR	745,000	763,282
City of Mobile GO, 5.00% due 2/15/2019 (Capital Improvements)	A+/Aa2	2,000,000	2,259,920
City of Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A1	6,000,000	6,126,660
City of Mobile Industrial Development Board PCR, 5.00% due 6/1/2034 put 3/19/2015 (Alabama Power Company Barry Plant Project)	A/A1	6,000,000	6,120,720
East Alabama Health Care Authority GO, 5.00% due 9/1/2021	A/NR	1,245,000	1,438,759
East Alabama Health Care Authority GO, 5.00% due 9/1/2022	A/NR	800,000	918,304
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2016	AAA/Aa1	2,080,000	2,259,400
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2019	AAA/Aa1	3,375,000	3,847,601
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2017	A+/A1	2,500,000	2,811,575
University of Alabama at Birmingham Hospital, 5.00% due 9/1/2018	A+/A1	1,700,000	1,943,746

ALASKA — 0.66%
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA+/Aa2	2,000,000	2,244,360
Alaska Industrial Development & Export Authority, 5.00% due 4/1/2023 (Greater Fairbanks Community Hospital Foundation)	A/NR	1,000,000	1,165,870
Alaska Industrial Development & Export Authority, 5.00% due 4/1/2024 (Greater Fairbanks Community Hospital Foundation)	A/NR	1,000,000	1,156,640
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2015	AA+/Aa3	1,900,000	1,946,645
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2016	AA+/Aa3	1,100,000	1,175,306
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2017	AA+/Aa3	3,000,000	3,317,130
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2018	AA+/Aa3	2,455,000	2,788,143
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	3,700,000	4,344,503
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	12,000,000	14,090,280

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
North Slope Borough GO, 5.00% due 6/30/2015 (Insured: Natl-Re)	AA-/Aa3	$3,250,000	$3,368,105
North Slope Borough GO, 5.00% due 6/30/2017 (Insured: Natl-Re)	AA-/Aa3	8,800,000	9,821,240
State of Alaska, 5.00% due 10/1/2017 (Alaska International Airports System; Insured: Natl-Re)	AA-/A1	1,115,000	1,213,399

ARIZONA — 2.80%
Arizona Board of Regents COP, 5.00% due 7/1/2018 (Arizona State University; Insured: Natl-Re)	AA-/A1	1,285,000	1,416,815
Arizona Board of Regents COP, 3.00% due 9/1/2018 (Northern Arizona University Projects)	A/A2	1,000,000	1,062,880
Arizona Board of Regents COP, 5.00% due 7/1/2019 (Arizona State University; Insured: Natl-Re)	AA-/A1	3,735,000	4,121,983
Arizona Board of Regents COP, 3.00% due 9/1/2019 (Northern Arizona University Projects)	A/A2	2,525,000	2,675,919
Arizona Board of Regents COP, 5.00% due 9/1/2019 (Arizona State University)	AA-/A1	1,085,000	1,258,058
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Northern Arizona University Projects)	A/A2	1,000,000	1,157,570
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Arizona State University)	AA-/A1	3,170,000	3,705,350
Arizona Board of Regents COP, 5.00% due 9/1/2021 (Arizona State University)	AA-/A1	4,020,000	4,715,219
Arizona Board of Regents COP, 5.00% due 6/1/2022 (University of Arizona)	A+/Aa3	6,080,000	7,129,773
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Northern Arizona University Projects)	A/A2	2,500,000	2,899,700
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Arizona State University)	AA-/A1	4,380,000	5,143,828
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Northern Arizona University Projects)	A/A2	3,325,000	3,807,391
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Arizona State University)	AA-/A1	5,580,000	6,554,101
Arizona HFA, 5.25% due 1/1/2018 (Banner Health)	AA-/NR	3,500,000	3,970,015
Arizona HFA, 5.00% due 7/1/2018 (Dignity Health)	A/A3	1,470,000	1,650,736
Arizona HFA, 5.00% due 7/1/2019 (Dignity Health)	A/A3	1,365,000	1,556,387
Arizona HFA, 5.00% due 7/1/2020 (Dignity Health)	A/A3	1,290,000	1,469,942
Arizona School Facilities Board, 5.00% due 7/1/2016 (State School Land Trust; Insured: AMBAC)	NR/NR	5,775,000	6,196,286
Arizona School Facilities Board, 5.00% due 1/1/2017 pre-refunded 7/1/2015 (State School Improvement)	AAA/Aaa	1,225,000	1,269,872
Arizona School Facilities Board, 5.00% due 7/1/2018 (State School Land Trust; Insured: AMBAC)	NR/NR	4,040,000	4,561,928
Arizona School Facilities Board COP, 5.25% due 9/1/2023 (School Site and Building Projects)	A+/A1	1,315,000	1,507,319
Arizona Transportation Board, 5.00% due 7/1/2019	AA+/Aa2	3,510,000	4,127,900
Arizona Transportation Board, 5.00% due 7/1/2021	AA+/Aa2	7,465,000	8,969,720
Arizona Transportation Board, 5.00% due 7/1/2022	AA+/Aa2	5,000,000	5,930,950
City of Tucson, 5.00% due 7/1/2022	AA+/A1	2,135,000	2,504,953
City of Tucson GO, 3.625% due 7/1/2015 (Insured: Natl-Re)	AA-/Aa3	1,750,000	1,796,130
City of Yuma Municipal Property Corp., 5.00% due 7/1/2016 (Water and Wastewater System; Insured: Syncora)	A+/A1	2,000,000	2,149,180
City of Yuma Municipal Property Corp., 5.00% due 7/1/2018 (Water and Wastewater System; Insured: Syncora)	A+/A1	2,130,000	2,335,098
Deer Valley USD No. 97 of Maricopa County, 4.00% due 7/1/2015 (2004 School Improvement Project; Insured: AGM)	NR/Aa2	1,325,000	1,363,160
Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	A-/NR	1,000,000	1,025,440
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	A-/NR	1,325,000	1,405,189
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	A-/NR	1,440,000	1,567,714
Maricopa County IDA Health Facilities, 4.125% due 7/1/2015 (Dignity Health)	A/A3	1,600,000	1,646,224
Maricopa County Public Finance Corp., 5.00% due 7/1/2024 (Insured: AMBAC)	AA+/Aa1	1,000,000	1,072,550
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	6,265,000	6,416,488
Navajo County PCR, 5.75% due 6/1/2034 put 6/1/2016 (Arizona Public Service Co.)	A-/A3	9,700,000	10,489,774
Phoenix Union High School District No. 210 of Maricopa County GO, 4.00% due 7/1/2015 (2003 School Improvement Project; Insured: Natl-Re)	AA/Aa2	1,500,000	1,543,770
Pima County, 5.00% due 7/1/2015 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	1,400,000	1,451,170
Pima County, 5.00% due 7/1/2016 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	2,000,000	2,161,260
Pima County, 4.50% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA/A2	5,040,000	5,569,956
Pima County, 5.00% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	2,750,000	3,076,617
Pima County, 3.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	500,000	538,080
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	2,000,000	2,299,500
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA/A2	5,000,000	5,748,750
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	700,000	804,825
Pima County, 5.00% due 7/1/2020 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	500,000	593,680
Pima County, 3.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	1,200,000	1,283,700
Pima County, 5.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	400,000	478,380
Pima County, 3.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	1,325,000	1,401,638
Pima County, 5.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	500,000	599,880
Pima County COP, 3.00% due 12/1/2014 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	2,220,000	2,230,922
Pima County COP, 5.00% due 12/1/2015 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,250,000	1,319,538
Pima County COP, 5.00% due 12/1/2016 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	600,000	657,930
Pima County COP, 5.00% due 12/1/2017 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,395,000	1,575,011
Pima County COP, 5.00% due 12/1/2019 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	500,000	582,920
Pima County COP, 5.00% due 12/1/2020 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	765,000	896,534
Pima County COP, 5.00% due 12/1/2021 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,220,000	1,429,925
Pima County COP, 5.00% due 12/1/2022 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,275,000	1,494,160
Scottsdale IDA, 5.00% due 9/1/2019 (Scottsdale Healthcare)	A-/A2	6,885,000	7,759,464
State of Arizona COP, 5.00% due 10/1/2014 (Lease-Purchases-Various State Agency Properties; Insured: AGM)	AA/A1	10,175,000	10,176,424

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
State of Arizona Department of Administration, 5.00% due 7/1/2018 (State Lottery; Insured: AGM)	AA/A1	$8,370,000	$9,543,474
State of Arizona Department of Administration, 5.00% due 7/1/2020 (State Lottery; Insured: AGM)	AA/A1	8,705,000	10,202,608
Town of Gilbert Public Facilities Municipal Property Corp., 3.00% due 7/1/2015	AA/Aa2	1,080,000	1,101,740

ARKANSAS — 0.49%
Arkansas Development Finance Authority, 2.00% due 12/1/2016 (State Dept. of Environmental Quality Project)	AA-/NR	460,000	473,368
Board of Trustees of the University of Arkansas, 1.00% due 11/1/2014 (Fayetteville Campus Capital Projects)	NR/Aa2	295,000	295,236
Board of Trustees of the University of Arkansas, 2.00% due 9/15/2015 (Fayetteville Campus Athletic Facilities)	NR/Aa2	455,000	463,026
Board of Trustees of the University of Arkansas, 2.00% due 11/1/2015 (Fayetteville Campus Capital Projects)	NR/Aa2	375,000	382,399
Board of Trustees of the University of Arkansas, 2.00% due 11/1/2016 (Fayetteville Campus Capital Projects)	NR/Aa2	600,000	619,074
Board of Trustees of the University of Arkansas, 5.00% due 9/15/2019 (Fayetteville Campus Athletic Facilities)	NR/Aa2	600,000	651,498
City of Fort Smith, 3.00% due 10/1/2014 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,000,000	1,000,080
City of Fort Smith, 3.50% due 10/1/2016 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,370,000	1,450,104
City of Fort Smith, 3.50% due 10/1/2017 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,930,000	2,081,601
City of Fort Smith, 4.00% due 10/1/2018 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,000,000	1,111,580
City of Fort Smith, 4.00% due 10/1/2019 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,670,000	1,871,318
Independence County PCR, 4.90% due 7/1/2022 (Entergy Mississippi, Inc.; Insured: AMBAC)	NR/A3	6,400,000	6,513,664
Jefferson County, 4.00% due 6/1/2015 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,005,000	1,028,085
Jefferson County, 4.00% due 6/1/2016 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,395,000	1,463,229
Jefferson County, 4.00% due 6/1/2017 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,375,000	1,463,413
Jefferson County, 1.55% due 10/1/2017 (Entergy Arkansas, Inc. Project)	A-/A3	10,000,000	10,153,700
Jefferson County, 4.50% due 6/1/2018 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,495,000	1,632,660
Jefferson County, 4.50% due 6/1/2019 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,580,000	1,744,067

CALIFORNIA — 7.82%
Alameda County COP, 5.00% due 12/1/2017 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,220,000	1,374,159
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,000,000	1,199,720
Alameda County Joint Powers Authority, 5.00% due 12/1/2022 (Alameda County Medical Center Highland Hospital)	AA/Aa3	2,000,000	2,408,820
Alameda County Joint Powers Authority, 5.00% due 12/1/2023 (Alameda County Medical Center Highland Hospital)	AA/Aa3	3,200,000	3,880,032
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements Project; Insured: AGM)	AA/A2	3,250,000	2,612,382
Brentwood Infrastructure, 2.00% due 11/1/2015 (Insured: AGM)	AA/NR	520,000	527,072
Brentwood Infrastructure, 4.00% due 11/1/2016 (Insured: AGM)	AA/NR	325,000	345,283
Brentwood Infrastructure, 5.00% due 11/1/2017 (Insured: AGM)	AA/NR	965,000	1,070,571
Brentwood Infrastructure, 5.25% due 11/1/2018 (Insured: AGM)	AA/NR	1,020,000	1,164,330
Brentwood Infrastructure, 5.25% due 11/1/2019 (Insured: AGM)	AA/NR	725,000	840,913
Cabrillo USD GO, 0% due 8/1/2015 (Educational Facilities; Insured: AMBAC)	NR/NR	1,000,000	995,930
Cabrillo USD GO, 0% due 8/1/2021 (Educational Facilities; Insured: AMBAC)	NR/NR	1,000,000	816,980
California Educational Facilities Authority, 5.00% due 4/1/2017 (Pitzer College)	NR/A2	1,460,000	1,612,804
California Educational Facilities Authority, 5.00% due 4/1/2021 (Chapman University)	NR/A2	4,870,000	5,709,880
California HFFA, 5.50% due 2/1/2017 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A/NR	2,575,000	2,836,903
California HFFA, 5.50% due 2/1/2019 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A/NR	2,865,000	3,319,389
California HFFA, 5.75% due 2/1/2020 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A/NR	1,975,000	2,349,736
California HFFA, 5.00% due 3/1/2020 (Catholic HealthCare West Health Facilities)	A/A3	4,400,000	5,206,696
California HFFA, 5.75% due 2/1/2021 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A/NR	1,695,000	2,041,831
California HFFA, 5.00% due 3/1/2021 (Catholic HealthCare West Health Facilities)	A/A3	3,450,000	4,093,977
California HFFA, 5.25% due 3/1/2022 (Catholic HealthCare West Health Facilities)	A/A3	7,020,000	8,337,022
California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/A1	5,000,000	5,946,750
California Infrastructure & Economic Development Bank, 0.03% due 9/1/2037 put 10/1/2014 (Los Angeles County Museum of Natural History Foundation; LOC: Wells Fargo Bank N.A.) (daily demand notes)	AA-/Aa1	5,500,000	5,500,000
California Pollution Control Financing Authority, 0.02% due 11/1/2026 put 10/1/2014 (Pacific Gas & Electric Co.; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	AA+/NR	1,900,000	1,900,000
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	AA-/A1	570,000	572,434
California State Department of Water Resources, 5.00% due 5/1/2015 (Power Supply Program)	AA-/Aa2	5,000,000	5,142,700
California State Department of Water Resources, 5.00% due 5/1/2016 (Power Supply Program)	AA-/Aa2	5,000,000	5,372,950
California State Economic Recovery GO, 5.00% due 7/1/2018	AA/Aa2	4,000,000	4,627,880
California State Economic Recovery GO, 5.00% due 7/1/2020	AA/Aa2	4,200,000	4,956,420
California State Housing Finance Agency, 2.50% due 12/1/2017 (One Santa Fe Apartments-Multi Family Housing; Collateralized: GNMA)	NR/Aa1	1,725,000	1,751,996
California State Public Works Board, 5.00% due 9/1/2016 (Regents of University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	3,000,000	3,268,200
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	3,000,000	3,382,950
California State Public Works Board, 5.00% due 11/1/2017 (California State University)	A-/Aa3	3,000,000	3,393,060
California State Public Works Board, 5.00% due 11/1/2018 (California State University)	A-/Aa3	2,700,000	3,127,734

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
California State Public Works Board, 5.00% due 4/1/2020 (Riverside Campus)	A-/A1	$1,585,000	$1,878,811
California State Public Works Board, 5.00% due 6/1/2020 (Yuba City Courthouse)	A-/A1	1,675,000	1,991,123
California State Public Works Board, 5.00% due 6/1/2020 (Coalinga State Hospital)	A-/A1	5,685,000	6,757,930
California State Public Works Board, 5.00% due 10/1/2020 (California State University)	A-/A1	1,000,000	1,195,120
California State Public Works Board, 5.00% due 11/1/2020 (Various Capital Projects)	A-/A1	1,500,000	1,794,900
California State Public Works Board, 5.00% due 4/1/2021 (Riverside Campus)	A-/A1	890,000	1,065,570
California State Public Works Board, 5.00% due 6/1/2021 (Yuba City Courthouse)	A-/A1	1,250,000	1,499,888
California State Public Works Board, 5.00% due 6/1/2021 (Coalinga State Hospital)	A-/A1	5,000,000	5,999,550
California State Public Works Board, 5.00% due 10/1/2021 (Various Capital Projects)	A-/A1	1,000,000	1,204,910
California State Public Works Board, 5.00% due 11/1/2021 (Laboratory Facility and San Diego Courthouse)	A-/A1	750,000	904,538
California State Public Works Board, 5.00% due 11/1/2021 (Various Capital Projects)	A-/A1	1,750,000	2,110,588
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A-/A1	500,000	599,700
California State Public Works Board, 5.00% due 6/1/2022 (Coalinga State Hospital)	A-/A1	11,555,000	13,886,221
California State Public Works Board, 5.00% due 11/1/2022 (Laboratory Facility and San Diego Courthouse)	A-/A1	10,075,000	12,163,547
California State Public Works Board, 5.00% due 6/1/2023 (Yuba City Courthouse)	A-/A1	1,900,000	2,293,490
[a] California State Public Works Board, 5.00% due 11/1/2024 (Laboratory Facility and San Diego Courthouse)	A-/A1	2,050,000	2,463,567
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	A+/NR	27,000,000	31,490,910
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	1,825,000	1,894,879
Castaic Lake Water Agency COP, 0% due 8/1/2023 (Water System Improvement; Insured: AMBAC)	AA/NR	10,125,000	7,917,750
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	AA-/NR	4,870,000	4,291,152
Central Valley Financing Authority, 5.00% due 7/1/2017 (Carson Ice)	AA-/A1	600,000	669,690
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	AA-/A1	1,750,000	2,043,055
Chula Vista COP, 5.25% due 3/1/2018	AA-/NR	1,170,000	1,337,907
Chula Vista COP, 5.25% due 3/1/2019	AA-/NR	1,235,000	1,445,049
City and County of San Francisco GO, 5.00% due 6/15/2015 (Various Capital Projects)	AA+/Aa1	18,385,000	19,020,202
Clovis USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA/A3	2,685,000	2,466,602
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2018 (Insured: AGM)	AA/NR	3,000,000	3,436,410
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2019 (Insured: AGM)	AA/NR	3,000,000	3,501,960
County of Los Angeles COP, 0% due 3/1/2017 (Disney Parking Garage and Walt Disney Concert Hall)	AA/A1	1,075,000	1,051,071
County of Los Angeles COP, 0% due 9/1/2017 (Disney Parking Garage and Walt Disney Concert Hall; Insured: AMBAC)	AA/A1	1,200,000	1,164,528
County of Orange Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA/NR	5,000,000	5,593,900
Escondido Union High School District GO, 0% due 11/1/2020 (Insured: Natl-Re)	AA-/A3	2,655,000	2,283,273
Los Angeles Convention and Exhibition Center Authority, 5.00% due 8/15/2018	A+/A2	2,295,000	2,630,116
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA/A1	4,000,000	4,603,040
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2019 (Multiple Capital Projects)	AA/A1	17,935,000	21,032,016
Los Angeles USD COP, 5.00% due 10/1/2017 (Educational Facilities and Information Technology Infrastructure; Insured: AMBAC)	A+/A1	2,445,000	2,760,356
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Infrastructure)	A+/A1	4,600,000	5,428,000
Los Angeles USD COP, 5.50% due 12/1/2019 (Educational Facilities Improvements)	A+/A1	7,040,000	8,473,626
Los Angeles USD GO, 5.00% due 7/1/2018 pre-refunded 7/1/2017 (Educational Facilities Improvements; Insured: AGM)	AA/Aa2	4,000,000	4,482,080
Los Angeles USD GO, 5.00% due 7/1/2022 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	12,260,000	14,894,184
Los Angeles USD GO, 5.00% due 7/1/2023 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	11,950,000	14,600,629
Los Angeles USD GO, 5.00% due 7/1/2024 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	10,640,000	13,115,822
Monterey County COP, 5.00% due 8/1/2016 (Insured: AGM)	AA/A1	1,435,000	1,544,476
Monterey County COP, 5.00% due 8/1/2018 (Insured: AGM)	AA/A1	2,260,000	2,559,156
Mount San Antonio Community College GO, 0% due 8/1/2017 (Insured: Natl-Re) (ETM)	AA/Aa2	5,000,000	4,921,300
Needles USD GO, 0% due 8/1/2023	AA-/A3	1,005,000	675,189
North City West School Facilities Financing Authority, 5.00% due 9/1/2023 (Carmel Valley Educational Facilities; Insured: AGM)	AA/NR	4,545,000	5,234,431
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A1	1,000,000	1,121,990
Northern California Power Agency, 5.00% due 6/1/2018 (Lodi Energy Center)	A-/A2	4,480,000	5,152,269
Northern California Power Agency, 5.00% due 7/1/2019 (Hydroelectric Project)	A+/A1	1,000,000	1,176,040
Northern California Power Agency, 5.00% due 7/1/2020 (Hydroelectric Project)	A+/A1	1,325,000	1,534,655
Orange County Public Financing Authority, 5.00% due 7/1/2017 (Insured: Natl-Re)	AA-/Aa3	1,245,000	1,389,968
Palo Alto USD GO, 0% due 8/1/2019	AAA/Aa1	1,000,000	931,530
Palomar Community College District GO, 0% due 8/1/2021	AA-/Aa2	2,560,000	2,194,714
Redding Electrical Systems COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/A2	3,955,000	4,493,908
Regents of the University of California, 5.00% due 5/15/2019 (Higher Education Facilities; Insured: AGM)	AA/Aa2	4,245,000	4,414,758
Rocklin USD GO, 0% due 8/1/2022 (Insured: Natl-Re)	AA-/Aa2	3,910,000	3,221,840
Sacramento City Financing Authority, 0% due 12/1/2019 (Merged Downtown & Oak Park; Insured: Natl-Re)	AA-/A3	2,920,000	2,609,224
Sacramento City Financing Authority, 0% due 12/1/2021 (Merged Downtown & Oak Park; Insured: Natl-Re)	AA-/A3	1,600,000	1,280,064
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/A1	3,265,000	3,892,206
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Procter & Gamble)	AA-/A1	750,000	837,113

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Insured: AMBAC)	BBB-/NR	$8,290,000	$8,556,441
Sacramento Municipal Utility District, 5.00% due 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	AA-/A3	4,870,000	5,215,526
Sacramento Municipal Utility District, 5.00% due 7/1/2019 (Cosumnes Project; Insured: Natl-Re)	AA-/A3	5,000,000	5,374,200
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	AA-/A3	8,675,000	9,297,344
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2020	AA-/NR	4,000,000	4,667,840
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2021	AA-/NR	3,000,000	3,518,850
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2022	AA-/NR	8,000,000	9,431,360
San Diego Redevelopment Agency, 4.50% due 9/1/2019 (Centre City Redevelopment; Insured: AMBAC)	NR/Baa3	1,240,000	1,280,970
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa3	10,000,000	12,098,500
San Francisco Bay Area Rapid Transit District, 5.00% due 7/1/2022 (Insured: Natl-Re)	AA+/Aa2	1,220,000	1,262,749
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA/Aa2	7,600,000	6,851,172
San Jose Redevelopment Agency, 6.00% due 8/1/2015 (Insured: Natl-Re)	AA-/A3	2,780,000	2,904,461
San Juan USD GO, 0% due 8/1/2015 (Sacramento County Educational Facilities; Insured: AGM)	AA/Aa2	760,000	757,902
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re) (ETM)	AA-/A3	2,017,500	2,406,635
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	AA-/A3	2,017,500	2,365,055
Santa Ana USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA-/A3	3,425,000	3,146,410
Santa Fe Springs Community Development Commission, 0% due 9/1/2024 (Consolidated Redevelopment Project; Insured: Natl-Re)	AA-/A3	7,000,000	4,899,090
Solano County COP, 5.00% due 11/15/2017	AA-/A1	1,580,000	1,777,342
South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities)	SP-1+/NR	5,130,000	5,707,843
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A2	2,000,000	2,008,200
State of California GO, 4.75% due 4/1/2018 (Various Purposes)	A/Aa3	1,250,000	1,419,063
State of California GO, 5.00% due 9/1/2020 (Various Purposes)	A/Aa3	10,000,000	11,966,700
State of California GO, 5.00% due 9/1/2021 (Various Purposes)	A/Aa3	5,000,000	6,036,450
State of California GO, 0.03% due 5/1/2033 put 10/1/2014 (School Improvements; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	AAA/Aa1	3,800,000	3,800,000
State of California GO, 0.01% due 5/1/2034 put 10/1/2014 (Kindergarten University Facilities; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa1	10,650,000	10,650,000
State of California GO, 0.02% due 5/1/2034 put 10/1/2014 (Kindergarten University Facilities; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa1	8,250,000	8,250,000
State of California GO, 0.03% due 5/1/2034 put 10/1/2014 (Kindergarten University Facilities; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa1	2,100,000	2,100,000
Tuolumne Wind Project Authority, 5.00% due 1/1/2018	AA-/A2	2,000,000	2,258,120
Tuolumne Wind Project Authority, 5.00% due 1/1/2019	AA-/A2	2,000,000	2,306,060
Tustin Community Redevelopment Agency, 4.00% due 9/1/2017 (Tustin Redevelopment)	A/NR	935,000	1,012,577
Tustin Community Redevelopment Agency, 4.00% due 9/1/2019 (Tustin Redevelopment)	A/NR	1,010,000	1,116,999
Tustin Community Redevelopment Agency, 4.00% due 9/1/2020 (Tustin Redevelopment)	A/NR	1,050,000	1,148,595
Ventura County COP, 5.00% due 8/15/2016	AA+/Aa3	1,520,000	1,644,579
Ventura County COP, 5.25% due 8/15/2017	AA+/Aa3	1,635,000	1,839,146
West Contra Costa USD GO, 0% due 8/1/2022 (Educational Facilities Projects; Insured: AGM)	AA/Aa3	4,000,000	3,265,560
West Covina Redevelopment Agency, 6.00% due 9/1/2022 (Fashion Plaza)	AA+/NR	6,180,000	7,337,947

COLORADO — 2.59%
Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community Hospital Association; Insured: Natl-Re/FHA) (ETM)	AA-/NR	1,475,000	1,498,851
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: Natl-Re/FHA) (ETM)	AA-/NR	1,505,000	1,565,230
Beacon Point Metropolitan District, 4.375% due 12/1/2015 (LOC: Compass Bank)	BBB/NR	70,000	70,270
Castle Oaks Metropolitan District GO, 6.125% due 12/1/2035 pre-refunded 12/1/2015	NR/NR	1,428,000	1,522,205
City & County of Denver Airport System, 5.00% due 11/15/2016 (Insured: Natl-Re)	AA-/A1	1,725,000	1,887,236
City & County of Denver Airport System, 5.00% due 11/15/2017 (Insured: Natl-Re)	AA-/A1	1,000,000	1,129,200
City & County of Denver Airport System, 0.20% due 11/15/2025 put 10/1/2014 (Denver International Airport; Insured: AGM; SPA: Morgan Stanley Bank) (daily demand notes)	AA/A1	11,710,000	11,710,000
City & County of Denver Airport System, 0.20% due 11/15/2025 put 10/1/2014 (Denver International Airport; Insured: AGM; SPA: Morgan Stanley Bank) (daily demand notes)	AA/A1	700,000	700,000
City & County of Denver COP, 5.00% due 12/1/2020 (Buell Theatre Property)	AA+/Aa1	3,065,000	3,609,375
City & County of Denver COP, 5.00% due 12/1/2021 (Buell Theatre Property)	AA+/Aa1	3,825,000	4,525,319
City & County of Denver COP, 5.00% due 12/1/2023 (Buell Theatre Property)	AA+/Aa1	1,720,000	2,055,933
City & County of Denver COP, 0.04% due 12/1/2029 put 10/1/2014 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	25,340,000	25,340,000
City & County of Denver COP, 0.04% due 12/1/2029 put 10/1/2014 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	3,745,000	3,745,000
City & County of Denver COP, 0.04% due 12/1/2031 put 10/1/2014 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	37,895,000	37,895,000
City & County of Denver GO, 3.00% due 8/1/2015 (Civic Facilities and Denver Zoological Gardens Improvements)	AAA/Aaa	720,000	737,237

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2016 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	$350,000	$375,554
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2019 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	400,000	445,500
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2020 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	600,000	668,220
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2021 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,000,000	1,173,870
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2022 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,030,000	1,211,414
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2023 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,180,000	1,396,023
City of Longmont, 6.00% due 5/15/2019	AA+/NR	3,215,000	3,858,032
Colorado Department of Corrections COP, 5.00% due 3/1/2016 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	2,000,000	2,131,960
Colorado Department of Corrections COP, 5.00% due 3/1/2017 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	2,000,000	2,213,820
Colorado Department of Corrections COP, 5.00% due 3/1/2018 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	1,590,000	1,814,460
Colorado Department of Corrections COP, 5.00% due 3/1/2019 pre-refunded 3/1/2016 (Colorado Penitentiary II Project; Insured: AMBAC)	AA-/Aa2	4,930,000	5,255,281
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2016 (National Conference of State Legislatures)	A/A3	1,475,000	1,568,441
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2018 (National Conference of State Legislatures)	A/A3	1,625,000	1,813,711
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2020 (National Conference of State Legislatures)	A/A3	1,805,000	2,067,176
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2021 (National Conference of State Legislatures)	A/A3	1,000,000	1,144,810
Colorado HFA, 5.00% due 11/15/2015 (Adventist Health/Sunbelt Group)	AA-/Aa2	2,365,000	2,489,044
Colorado HFA, 5.25% due 5/15/2017 (Northern Colorado Medical Center; Insured: AGM)	AA/NR	1,185,000	1,323,218
Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; Insured: AGM)	AA/NR	2,225,000	2,608,813
Colorado HFA, 5.50% due 10/1/2038 put 11/12/2015 (Catholic Health Initiatives)	A+/A1	1,000,000	1,057,510
Colorado HFA, 5.00% due 7/1/2039 put 11/11/2014 (Catholic Health Initiatives)	A+/A1	3,000,000	3,016,260
Denver Convention Center Hotel Authority, 5.25% due 12/1/2014 (Insured: Syncora)	BBB-/Baa3	3,450,000	3,475,633
Denver Convention Center Hotel Authority, 5.25% due 12/1/2021 (Insured: Syncora)	BBB-/Baa3	3,700,000	3,890,402
Denver Convention Center Hotel Authority, 5.25% due 12/1/2022 (Insured: Syncora)	BBB-/Baa3	1,100,000	1,151,986
Denver West Metropolitan District GO, 5.00% due 12/1/2021 (Insured: AGM)	AA/NR	2,175,000	2,539,878
El Paso County COP, 4.00% due 12/1/2021 (Pikes Peak Regional Development Center)	AA-/Aa2	1,000,000	1,106,510
El Paso County COP, 5.00% due 12/1/2023 (Pikes Peak Regional Development Center)	AA-/Aa2	1,330,000	1,565,809
Park Creek Metropolitan District, 5.00% due 12/1/2015 (Insured: AGM)	AA/NR	1,000,000	1,047,450
Park Creek Metropolitan District, 5.00% due 12/1/2016 (Insured: AGM)	AA/NR	1,035,000	1,118,525
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: AGM)	AA/NR	1,525,000	1,681,907
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: AGM)	AA/NR	1,200,000	1,370,172
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: AGM)	AA/NR	1,000,000	1,153,490
Regents of the University of Colorado COP, 5.00% due 11/1/2016 (UCDHSC Fitzsimons Academic Facilities)	AA-/Aa2	700,000	765,639
Regents of the University of Colorado COP, 5.00% due 11/1/2017 (UCDHSC Fitzsimons Academic Facilities)	AA-/Aa2	850,000	960,628
Regional Transportation District COP, 5.00% due 6/1/2018 (FasTracks Transportation System)	A/Aa3	1,750,000	1,990,013
Regional Transportation District COP, 5.00% due 6/1/2019 (FasTracks Transportation System)	A/Aa3	4,730,000	5,464,522
Regional Transportation District COP, 5.00% due 6/1/2020 (FasTracks Transportation System)	A/Aa3	3,655,000	4,246,233
Regional Transportation District COP, 5.50% due 6/1/2021 (FasTracks Transportation System)	A/Aa3	2,370,000	2,789,537
Regional Transportation District COP, 5.00% due 6/1/2023 (North Metro Rail Line)	A/Aa3	4,000,000	4,751,880
Regional Transportation District COP, 5.00% due 6/1/2024 (North Metro Rail Line)	A/Aa3	4,000,000	4,712,400
Southlands Metropolitan District GO, 6.75% due 12/1/2016 pre-refunded 12/1/2014	AA+/NR	500,000	505,260

CONNECTICUT — 0.70%
Capital City EDA, 5.00% due 6/15/2015 (Adriaen’s Landing Convention Center; Insured: AGM)	AA/A2	1,705,000	1,711,906
City of West Haven GO, 4.00% due 8/1/2018 (Insured: AGM)	AA/A2	2,080,000	2,267,387
Connecticut Health & Educational Facilities Authority, 0.02% due 7/1/2036 put 10/1/2014 (Yale University) (daily demand notes)	AAA/Aaa	7,975,000	7,975,000
Connecticut Health & Educational Facilities Authority, 0.02% due 7/1/2036 put 10/1/2014 (Yale University) (daily demand notes)	AAA/Aaa	800,000	800,000
Connecticut Housing Finance Authority, 0.04% due 11/15/2036 put 10/1/2014 (Multifamily Residential Housing; SPA: JPMorgan Chase Bank N.A.) (daily demand notes)	AAA/Aaa	3,995,000	3,995,000
Connecticut Housing Finance Authority, 0.04% due 5/15/2039 put 10/1/2014 (Mutifamily Residential Housing; SPA: JPMorgan Chase Bank N.A.) (daily demand notes)	AAA/Aaa	18,630,000	18,630,000
State of Connecticut GO, 5.00% due 6/1/2019 (General State Capital Projects; Insured: AGM)	AA/Aa3	2,865,000	3,083,972
State of Connecticut GO Floating Rate Note, 0.81% due 9/15/2018 (General State Capital Projects)	AA/Aa3	725,000	734,722
State of Connecticut GO Floating Rate Note, 0.69% due 9/15/2024 (Education Capital Projects)	AA/Aa3	10,000,000	10,097,100

DISTRICT OF COLUMBIA — 0.65%
District of Columbia, 4.00% due 4/1/2015 (National Public Radio) (ETM)	AA-/Aa3	1,000,000	1,019,160
District of Columbia, 5.00% due 4/1/2016 (National Public Radio) (ETM)	AA-/Aa3	685,000	732,327

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
District of Columbia, 4.00% due 4/1/2017 (National Public Radio)	AA-/Aa3	$1,830,000	$1,979,584
District of Columbia, 5.00% due 4/1/2018 (National Public Radio)	AA-/Aa3	1,745,000	1,984,048
District of Columbia, 5.00% due 4/1/2019 (National Public Radio)	AA-/Aa3	805,000	932,770
District of Columbia, 5.00% due 4/1/2020 (National Public Radio)	AA-/Aa3	1,890,000	2,219,332
District of Columbia COP, 5.25% due 1/1/2015 (St. Elizabeth Hospital Lease; Insured: Natl-Re) (ETM)	AA-/Aa3	3,125,000	3,165,406
District of Columbia COP, 5.25% due 1/1/2016 (St. Elizabeth Hospital Lease; Insured: Natl-Re) (ETM)	AA-/Aa3	4,700,000	4,991,306
District of Columbia COP, 5.00% due 1/1/2018 pre-refunded 1/1/2016 (St. Elizabeth Hospital Lease; Insured: Natl-Re)	AA-/Aa3	5,000,000	5,294,250
District of Columbia COP, 5.00% due 1/1/2019 pre-refunded 1/1/2016 (St. Elizabeth Hospital Lease; Insured: Natl-Re)	AA-/Aa3	5,000,000	5,294,250
District of Columbia COP, 4.50% due 1/1/2021 pre-refunded 1/1/2016 (St. Elizabeth Hospital Lease; Insured: Natl-Re)	AA-/Aa3	1,100,000	1,157,860
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	AA/Aa2	5,000,000	5,903,050
District of Columbia GO, 5.25% due 6/1/2020 (Insured: Syncora)	AA/Aa2	3,005,000	3,598,638
District of Columbia Housing Finance Agency, 5.00% due 7/1/2015 (Housing Authority Modernization Program; Insured: AGM)	AA/A2	1,480,000	1,529,846
Metropolitan Washington Airports Authority, 0% due 10/1/2014 (Dulles Toll Road; Insured: AGM)	AA/A3	2,000,000	1,999,980
Metropolitan Washington Airports Authority, 0% due 10/1/2016 (Dulles Toll Road; Insured: AGM)	AA/A3	4,000,000	3,883,960

FLORIDA — 6.77%
Broward County, 5.00% due 10/1/2014 (Airport, Marina & Port Improvements; Insured: AMBAC) (ETM)	NR/A1	1,625,000	1,625,211
Broward County, 5.00% due 10/1/2014 (Airport, Marina & Port Improvements; Insured: AMBAC)	A+/A1	2,375,000	2,375,332
Broward County, 5.00% due 9/1/2017 (Port Facilities)	A-/A2	2,820,000	3,104,792
Broward County, 4.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	500,000	547,530
Broward County, 5.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,124,680
Broward County, 5.50% due 9/1/2018 (Port Facilities)	A-/A2	3,500,000	3,996,370
Broward County, 4.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	425,000	472,422
Broward County, 5.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	500,000	575,300
Broward County, 5.50% due 9/1/2019 (Port Facilities)	A-/A2	2,800,000	3,255,392
Broward County, 5.00% due 10/1/2019 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,168,060
Broward County, 4.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	1,660,000	1,851,381
Broward County, 5.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	2,000,000	2,364,140
Broward County School Board COP, 5.25% due 7/1/2015 (Insured: AGM)	AA/A1	3,035,000	3,150,209
Broward County School Board COP, 5.00% due 7/1/2016 (Insured: AGM)	AA/A1	1,495,000	1,611,700
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AA/A1	7,630,000	8,258,788
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AA/A1	3,715,000	4,021,153
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: Natl-Re)	AA-/A1	1,000,000	1,116,150
Broward County School Board COP, 5.00% due 7/1/2021	A/A1	4,000,000	4,715,760
Broward County School Board COP, 5.00% due 7/1/2022	A/A1	4,580,000	5,433,849
Capital Projects Finance Authority, 5.50% due 10/1/2015 (University of Central Florida Apartment Student Housing; Insured: Natl-Re)	AA-/A3	2,660,000	2,660,878
City of Fort Myers, 5.00% due 12/1/2018 (Gulf Breeze Loan Program; Insured: Natl-Re)	AA-/Aa3	2,195,000	2,450,542
City of Fort Myers, 5.00% due 10/1/2023 (Utility Systems Capital Projects)	A/Aa3	3,360,000	3,912,989
City of Hollywood, 5.00% due 10/1/2014 (Water and Sewer Improvements; Insured: AGM)	NR/Aa2	1,300,000	1,300,182
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Beach Community Redevelopment Project; Insured: Syncora)	NR/A3	2,000,000	2,101,900
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Beach Community Redevelopment Project; Insured: Syncora)	NR/A3	2,000,000	2,154,180
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2024 (Beach Community Redevelopment Project; Insured: Syncora)	NR/A3	4,850,000	5,091,627
City of Jacksonville, 5.00% due 10/1/2017	AA-/Aa3	1,000,000	1,127,860
City of Jacksonville, 5.00% due 10/1/2018	AA-/Aa3	1,050,000	1,213,264
City of Jacksonville, 5.00% due 10/1/2019	AA-/Aa3	500,000	588,255
City of Jacksonville, 5.00% due 10/1/2020	AA-/Aa3	1,000,000	1,188,970
City of Jacksonville, 5.00% due 10/1/2023	AA-/Aa3	1,105,000	1,326,221
City of Lakeland, 6.05% due 10/1/2014 (Energy System; Insured: AGM)	AA/Aa3	3,750,000	3,750,600
City of Lakeland, 4.00% due 11/15/2014 (Lakeland Regional Health Systems)	NR/A2	1,000,000	1,004,680
City of Lakeland, 5.00% due 10/1/2016 (Energy System; Insured: AGM)	AA/Aa3	9,780,000	10,644,552
City of Lakeland, 5.00% due 10/1/2017 (Energy System; Insured: AGM)	AA/Aa3	7,105,000	7,981,828
City of Lakeland, 5.00% due 10/1/2019 (Energy System; Insured: AGM)	AA/Aa3	5,000,000	5,852,150
City of Lakeland, 5.00% due 11/15/2019 (Lakeland Regional Health Systems)	NR/A2	5,655,000	6,365,777
City of Lakeland, 5.00% due 10/1/2020 (Energy System; Insured: AGM)	AA/Aa3	1,695,000	2,003,609
City of Miami, 5.00% due 1/1/2018 (Street & Sidewalk Improvement Program; Insured: Natl-Re)	AA-/A2	1,970,000	2,195,368
City of North Miami Beach, 5.00% due 8/1/2017 (North Miami Beach Water Project)	A+/NR	750,000	833,070
City of North Miami Beach, 3.00% due 8/1/2018 (North Miami Beach Water Project)	A+/NR	1,280,000	1,358,925
City of North Miami Beach, 5.00% due 8/1/2019 (North Miami Beach Water Project)	A+/NR	1,650,000	1,901,014
City of North Miami Beach, 5.00% due 8/1/2020 (North Miami Beach Water Project)	A+/NR	780,000	906,204
City of North Miami Beach, 5.00% due 8/1/2021 (North Miami Beach Water Project)	A+/NR	1,000,000	1,167,470
City of Port St. Lucie, 5.00% due 9/1/2015 (Tesoro Special Assessment District; Insured: Natl-Re)	NR/A1	250,000	260,360

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of Port St. Lucie, 1.70% due 7/1/2016 (Tesoro Special Assessment District)	NR/A1	$2,140,000	$2,163,048
City of Port St. Lucie, 1.875% due 7/1/2017 (Tesoro Special Assessment District; Insured: AGM)	NR/A1	2,175,000	2,200,056
City of Port St. Lucie, 2.00% due 7/1/2018 (Tesoro Special Assessment District; Insured: AGM)	NR/A1	2,215,000	2,239,033
City of Tampa, 5.00% due 11/15/2016 (BayCare Health System)	NR/Aa2	2,855,000	3,129,423
City of Tampa, 5.00% due 11/15/2017 (BayCare Health System)	NR/Aa2	1,215,000	1,370,775
Collier County, 4.00% due 10/1/2014	AA/Aa2	1,410,000	1,410,155
Escambia County HFA, 5.25% due 11/15/2014 (Ascension Health Credit)	AA+/Aa2	1,835,000	1,846,689
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: AGM)	AA/A2	1,500,000	1,557,090
Florida Atlantic University Financing Corp., 5.00% due 7/1/2015 (Innovation Village Capital Improvements)	A/A1	2,395,000	2,479,184
Florida Atlantic University Financing Corp., 5.00% due 7/1/2016 (Innovation Village Capital Improvements)	A/A1	2,275,000	2,444,260
Florida Department of Management Services, 5.25% due 9/1/2016 (Insured: AGM)	AA+/Aa2	3,500,000	3,809,855
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2015 (Nova Southeastern University)	BBB/Baa1	2,150,000	2,193,688
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2016 (Nova Southeastern University)	BBB/Baa1	2,345,000	2,475,874
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2017 (Nova Southeastern University)	BBB/Baa1	1,325,000	1,444,727
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2018 (Nova Southeastern University)	BBB/Baa1	2,630,000	2,933,397
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (University of Tampa)	BBB+/NR	1,225,000	1,375,209
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (Nova Southeastern University)	BBB/Baa1	1,035,000	1,161,912
Florida Higher Educational Facilities Financing Authority, 5.50% due 4/1/2019 (Nova Southeastern University)	BBB/Baa1	1,705,000	1,950,486
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2020 (Nova Southeastern University)	BBB/Baa1	1,030,000	1,166,156
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2022 (University of Tampa)	BBB+/NR	620,000	706,118
Florida State Board of Governors, 4.00% due 7/1/2020 (University System Capital Improvements)	AA/Aa2	4,055,000	4,587,827
Florida State Board of Governors, 4.00% due 7/1/2021 (University System Capital Improvements)	AA/Aa2	4,215,000	4,780,695
Florida State Board of Governors, 4.00% due 7/1/2022 (University System Capital Improvements)	AA/Aa2	4,385,000	4,969,871
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	AA+/Aa2	2,000,000	2,008,260
Florida State Department of Children & Families COP, 5.00% due 10/1/2014	AA+/NR	905,000	905,109
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	AA+/NR	925,000	963,387
Florida State Department of Transportation GO, 5.00% due 7/1/2018	AAA/Aa1	3,000,000	3,365,550
Highlands County HFA, 5.00% due 11/15/2015 (Adventist Health System Sunbelt Group)	AA-/Aa2	1,000,000	1,052,740
Highlands County HFA, 5.00% due 11/15/2016 (Adventist Health System Sunbelt Group)	AA-/Aa2	1,000,000	1,095,220
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health System Sunbelt Group)	AA-/Aa2	3,200,000	3,610,272
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health System Sunbelt Group)	AA-/Aa2	1,000,000	1,052,700
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health System Sunbelt Group)	AA-/Aa2	3,000,000	3,505,170
Highlands County HFA, 5.00% due 11/15/2035 pre-refunded 11/15/2015 (Adventist Health System Sunbelt Group)	AA-/Aa2	1,225,000	1,290,758
Hillsborough County, 5.00% due 3/1/2015 (Water and Wastewater System Capital Improvements; Insured: Natl-Re)	AA-/A1	5,000,000	5,092,000
Hillsborough County, 5.00% due 11/1/2016 (Transportation Related Capital Improvements; Insured: AMBAC)	AA/A1	1,000,000	1,091,800
Hillsborough County, 5.00% due 11/1/2018 (Court Facilities)	AA/A1	4,210,000	4,838,048
Hillsborough County, 5.00% due 11/1/2019 (Court Facilities)	AA/A1	4,420,000	5,154,162
Hillsborough County, 5.00% due 11/1/2020 (Court Facilities)	AA/A1	4,645,000	5,448,260
Hillsborough County, 5.00% due 11/1/2021 (Jail and Storm Water Projects)	AA/A1	2,300,000	2,701,074
Hillsborough County, 5.00% due 11/1/2021 (Court Facilities)	AA/A1	4,880,000	5,730,974
Hillsborough County, 5.00% due 11/1/2022 (Jail and Storm Water Projects)	AA/A1	3,005,000	3,539,349
Hillsborough County IDA, 5.65% due 5/15/2018 (Tampa Electric Co.)	BBB+/A2	3,200,000	3,670,272
Hillsborough County School Board COP, 5.25% due 7/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	1,300,000	1,456,039
Hillsborough County School Board COP, 0.04% due 7/1/2030 put 10/1/2014 (Educational Facilities and Equipment; Insured: Natl-Re; LOC: Wells Fargo Bank N.A.) (daily demand notes)	AA-/Aa2	500,000	500,000
Jacksonville Economic Development Commission, 6.00% due 9/1/2017 (Florida Proton Therapy Institute)	NR/NR	2,885,000	3,236,826
JEA, 4.00% due 10/1/2016 (Electric System)	A+/Aa3	3,540,000	3,795,057
JEA, 5.00% due 10/1/2018 (Water and Sewer Systems)	AA/Aa2	1,500,000	1,732,905
JEA, 5.00% due 10/1/2023 (Electric System)	A+/Aa3	1,395,000	1,675,521
JEA, 5.00% due 10/1/2024 (Electric System)	A+/Aa3	1,200,000	1,437,828
Kissimmee Utility Authority, 5.25% due 10/1/2016 (Electrical Systems; Insured: AGM)	NR/A1	1,700,000	1,851,249
Manatee County, 5.00% due 10/1/2016 (County Capital Projects)	NR/Aa2	1,000,000	1,091,240
Manatee County, 5.00% due 10/1/2018 (County Capital Projects)	NR/Aa2	2,400,000	2,773,176
Manatee County, 5.00% due 10/1/2021 (County Capital Projects)	NR/Aa2	2,775,000	3,331,027
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems) (ETM)	NR/NR	1,000,000	1,047,650
Miami Beach GO, 4.00% due 9/1/2019	AA+/Aa2	2,745,000	3,069,624
Miami Beach GO, 5.00% due 9/1/2020	AA+/Aa2	3,720,000	4,383,127
Miami Beach GO, 4.00% due 9/1/2021	AA+/Aa2	1,015,000	1,137,876
Miami Beach GO, 5.00% due 9/1/2022	AA+/Aa2	1,000,000	1,168,060
Miami-Dade County, 5.00% due 10/1/2014 (Water and Sewer System; Insured: BHAC)	AA+/Aa1	1,070,000	1,070,139
Miami-Dade County, 0% due 10/1/2015 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	3,845,000	3,814,125
Miami-Dade County, 0% due 10/1/2016 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	3,535,000	3,437,894
Miami-Dade County, 0% due 10/1/2017 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	2,435,000	2,304,679
Miami-Dade County, 0% due 10/1/2018 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	5,385,000	4,958,831
Miami-Dade County, 0% due 10/1/2019 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	2,170,000	1,921,557
Miami-Dade County Educational Facilities Authority GO, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	A-/A3	3,000,000	3,188,310

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Miami-Dade County Expressway Authority, 5.00% due 7/1/2019 (Toll System; Insured: AGM)	AA/A2	$7,530,000	$8,726,969
[b] Miami-Dade County Expressway Authority, 5.00% due 7/1/2024 (Toll System)	A-/A3	2,000,000	2,388,260
[b] Miami-Dade County Expressway Authority, 5.00% due 7/1/2025 (Toll System)	A-/A3	2,000,000	2,371,320
Miami-Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	AA/Aa2	5,040,000	5,796,756
Miami-Dade County School Board COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A/A1	1,000,000	1,047,280
Miami-Dade County School Board COP, 5.00% due 5/1/2016 (Insured: Natl-Re)	AA-/A1	4,065,000	4,351,176
Miami-Dade County School Board COP, 5.00% due 10/1/2016 (Insured: AMBAC)	A/A1	1,000,000	1,087,150
Miami-Dade County School Board COP, 5.00% due 5/1/2031 put 5/1/2024 (Educational Facilities Improvements)	A/A1	2,425,000	2,821,318
Miami-Dade County School Board COP, 5.00% due 5/1/2032 put 5/1/2016 (Educational Facilities Improvements)	A/A1	6,000,000	6,405,900
Miami-Dade County School District GO, 5.375% due 8/1/2015 (Insured: AGM)	AA/Aa3	5,130,000	5,353,206
Orange County HFA, 5.00% due 10/1/2014 (Orlando Health, Inc.)	A/A3	2,790,000	2,790,363
Orange County HFA, 5.00% due 10/1/2015 (Orlando Health, Inc.)	A/A3	500,000	523,410
Orange County HFA, 6.25% due 10/1/2016 (Orlando Health, Inc.; Insured: Natl-Re)	AA-/A3	1,585,000	1,660,398
Orange County HFA, 5.00% due 10/1/2017 (Orlando Health, Inc.)	A/A3	1,980,000	2,209,324
Orange County HFA, 5.25% due 10/1/2019 (Orlando Health, Inc.)	A/A3	6,050,000	7,030,039
Orange County HFA, 6.25% due 10/1/2021 (Orlando Health, Inc.; Insured: Natl-Re)	AA-/A3	1,870,000	2,203,197
Orange County HFA, 5.375% due 10/1/2023 (Orlando Health, Inc.)	A/A3	4,150,000	4,738,719
Orlando and Orange County Expressway Authority, 8.25% due 7/1/2016 (Insured: Natl-Re/FGIC/IBC)	AA-/A2	3,000,000	3,400,230
Palm Beach County HFA, 5.00% due 12/1/2020 (Boca Raton Regional Hospital)	BBB/NR	600,000	688,350
Palm Beach County School Board COP, 5.00% due 8/1/2018 (Educational Facilities Master Lease Program)	NR/Aa3	800,000	918,272
Palm Beach County School Board COP, 4.00% due 8/1/2019 (Educational Facilities Master Lease Program)	NR/Aa3	940,000	1,054,332
Palm Beach County School Board COP, 5.00% due 8/1/2020 (Educational Facilities Master Lease Program)	NR/Aa3	1,090,000	1,288,631
Palm Beach County School Board COP, 4.00% due 8/1/2021 (Educational Facilities Master Lease Program)	NR/Aa3	3,835,000	4,309,926
Palm Beach County School Board COP, 5.00% due 8/1/2022 (Educational Facilities Master Lease Program)	NR/Aa3	1,660,000	1,985,045
Palm Beach County School Board COP, 5.00% due 8/1/2023 (Educational Facilities Master Lease Program)	NR/Aa3	3,500,000	4,215,435
Palm Beach County School Board COP, 5.00% due 8/1/2024 (Educational Facilities Master Lease Program)	NR/Aa3	3,595,000	4,372,563
Palm Beach County School Board COP, 5.00% due 8/1/2032 put 8/1/2016 (Educational Facilities Master Lease Program)	NR/Aa3	1,300,000	1,401,660
Polk County, 4.00% due 10/1/2020 (Water and Wastewater Utility Systems; Insured: AGM)	A+/Aa3	3,100,000	3,484,493
Polk County, 3.00% due 10/1/2021 (Water and Wastewater Utility Systems; Insured: AGM)	A+/Aa3	3,125,000	3,295,781
Polk County, 5.00% due 10/1/2023 (Water and Wastewater Utility Systems)	A+/Aa3	1,420,000	1,679,434
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	10,000,000	11,422,200
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	4,165,000	4,744,768
Reedy Creek Improvement District, 5.00% due 10/1/2014 (Walt Disney World Resort Complex Utility Systems)	A/A1	460,000	460,060
Reedy Creek Improvement District, 5.00% due 10/1/2017 (Walt Disney World Resort Complex Utility Systems)	A/A1	400,000	448,160
Reedy Creek Improvement District, 5.00% due 10/1/2018 (Walt Disney World Resort Complex Utility Systems)	A/A1	755,000	864,082
Reedy Creek Improvement District, 5.00% due 10/1/2021 (Walt Disney World Resort Complex Utility Systems)	A/A1	1,200,000	1,402,956
Reedy Creek Improvement District, 5.00% due 10/1/2022 (Walt Disney World Resort Complex Utility Systems)	A/A1	625,000	728,450
Reedy Creek Improvement District, 5.00% due 6/1/2023 (Buena Vista Drive Corridor Improvements)	A+/Aa3	1,940,000	2,332,074
Reedy Creek Improvement District, 5.00% due 10/1/2023 (Walt Disney World Resort Complex Utility Systems)	A/A1	750,000	875,790
School Board of Alachua County COP, 5.00% due 7/1/2022 (Educational Facilities)	A+/Aa3	1,600,000	1,863,760
School Board of Alachua County COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	2,250,000	2,636,617
School Board of Lake County COP, 5.25% due 6/1/2017 (Insured: AMBAC)	A/NR	2,000,000	2,232,600
School Board of Lake County COP, 5.25% due 6/1/2018 (Insured: AMBAC)	A/NR	1,475,000	1,690,512
South Broward Hospital District, 5.00% due 5/1/2020 (Insured: Natl-Re)	AA-/Aa3	7,260,000	7,740,249
South Florida Water Management District COP, 5.00% due 10/1/2015 (Everglades Restoration Plan; Insured: AMBAC)	AA/Aa3	1,000,000	1,045,470
South Florida Water Management District COP, 5.00% due 10/1/2023 (Everglades Restoration Plan; Insured: AMBAC)	AA/Aa3	500,000	542,030
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	AA/Aa2	4,985,000	5,408,027
South Miami HFA, 5.00% due 8/15/2017 (Baptist Health)	AA/Aa2	4,610,000	5,164,168
St. Petersburg HFA, 5.50% due 11/15/2015 (All Children’s Hospital; Insured: AMBAC)	NR/A1	1,995,000	2,003,818
St. Petersburg HFA, 5.50% due 11/15/2016 (All Children’s Hospital; Insured: AMBAC)	NR/A1	1,980,000	1,988,752
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Insured: AGM)	AA/Aa3	5,000,000	5,806,800
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Miami-Dade County Program)	AA-/Aa3	1,450,000	1,704,141
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2022 (Miami-Dade County Program)	AA-/Aa3	2,000,000	2,363,460
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2023 (Miami-Dade County Program)	AA-/Aa3	2,100,000	2,500,701
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2024 (Miami-Dade County Program)	AA-/Aa3	1,725,000	2,031,084
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2017	AA+/Aa2	5,615,000	6,331,137
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2018	AA+/Aa2	2,890,000	3,341,823
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2019	AA+/Aa2	3,000,000	3,535,110
Tampa Sports Authority, 5.75% due 10/1/2015 (Tampa Bay Arena; Insured: Natl-Re)	AA-/A3	335,000	340,752
University of Central Florida Athletics Association, Inc. COP, 5.00% due 10/1/2016 (Insured: Natl-Re)	AA-/A3	1,640,000	1,696,252
University of North Florida Foundation, Inc., 0.04% due 5/1/2028 put 10/1/2014 (Parking System; LOC: Wachovia Bank N.A.) (daily demand notes)	AA-/NR	400,000	400,000
Volusia County Educational Facility Authority, 5.00% due 10/15/2016 (Embry-Riddle; Insured: AGM)	AA/A2	2,320,000	2,522,327
Volusia County Educational Facility Authority, 4.00% due 10/15/2017 (Embry-Riddle; Insured: AGM)	AA/A2	1,030,000	1,123,060
Volusia County Educational Facility Authority, 5.00% due 10/15/2018 (Embry-Riddle; Insured: AGM)	AA/A2	2,075,000	2,375,107

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Volusia County Educational Facility Authority, 5.00% due 10/15/2019 (Embry-Riddle; Insured: AGM)	AA/A2	$2,350,000	$2,724,049
Volusia County School Board COP, 5.00% due 8/1/2024 (Master Lease Program)	NR/Aa3	1,000,000	1,185,610

GEORGIA — 2.03%
Athens-Clarke County Unified Government Development Authority, 3.00% due 6/15/2015 (UGAREF Bolton Commons, LLC)	NR/Aa2	3,575,000	3,641,781
Athens-Clarke County Unified Government Development Authority, 3.00% due 12/15/2015 (UGAREF Coverdell Building, LLC)	NR/Aa2	670,000	690,703
Athens-Clarke County Unified Government Development Authority, 3.00% due 6/15/2016 (UGAREF Bolton Commons, LLC)	NR/Aa2	300,000	311,745
Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2017 (UGAREF Bolton Commons, LLC)	NR/Aa2	495,000	535,531
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2019 (UGAREF Bolton Commons, LLC)	NR/Aa2	400,000	459,880
Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2020 (UGAREF Bolton Commons, LLC)	NR/Aa2	395,000	437,079
Athens-Clarke County Unified Government Development Authority, 0.04% due 8/1/2033 put 10/1/2014 (University of Georgia Athletic Association; LOC: Wells Fargo Bank N.A.) (daily demand notes)	NR/Aa3	700,000	700,000
City of Atlanta, 5.50% due 11/1/2014 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	3,000,000	3,013,980
City of Atlanta, 5.50% due 11/1/2015 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	4,000,000	4,229,880
City of Atlanta, 5.00% due 1/1/2016 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	1,495,000	1,583,564
City of Atlanta, 5.00% due 11/1/2016 (Water & Wastewater System; Insured: AGM)	AA/Aa3	3,215,000	3,516,471
City of Atlanta, 5.50% due 11/1/2016 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	8,215,000	9,070,510
City of Atlanta, 5.25% due 12/1/2016 (Atlantic Station Project; Insured: AGM)	AA/A3	3,650,000	3,967,331
City of Atlanta, 5.00% due 11/1/2017 (Water & Wastewater System; Insured: AGM)	AA/Aa3	4,745,000	5,362,562
City of Atlanta, 5.00% due 1/1/2018 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	2,100,000	2,381,883
City of Atlanta, 5.00% due 1/1/2019 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	3,145,000	3,641,816
City of Atlanta, 6.00% due 11/1/2019 (Water & Wastewater System)	A+/Aa3	5,650,000	6,915,091
City of Atlanta, 5.00% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	6,000,000	7,060,140
City of Atlanta, 5.25% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	5,000,000	5,926,900
City of Atlanta, 5.00% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	7,000,000	8,202,040
City of Atlanta, 5.50% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	3,525,000	4,265,074
City of Atlanta, 5.00% due 1/1/2023 (Airport Passenger Facility)	A+/Aa3	1,000,000	1,191,100
City of Atlanta, 5.00% due 1/1/2024 (Airport Passenger Facility)	A+/A1	1,350,000	1,637,145
City of Atlanta, 5.00% due 1/1/2025 (Airport Passenger Facility)	A+/Aa3	1,645,000	1,967,765
City of Atlanta, 5.00% due 1/1/2025 (Airport Passenger Facility)	A+/A1	2,500,000	2,985,975
Development Authority of Bartow County, 2.70% due 8/1/2043 put 8/23/2018 (Georgia Power Co. Plant Bowen Project)	A/A3	6,000,000	6,225,120
Fulton County Development Authority, 5.00% due 10/1/2022 (Georgia Tech Athletic Association)	NR/A2	4,550,000	5,389,429
Fulton County Facilities Corp. COP, 5.00% due 11/1/2017 (Public Purpose Project)	AA-/Aa3	8,400,000	9,405,648
Fulton County Facilities Corp. COP, 5.00% due 11/1/2019 (Public Purpose Project)	AA-/Aa3	6,600,000	7,654,218
Georgia Municipal Electric Authority, 6.50% due 1/1/2017	A+/A1	905,000	961,680
Gwinnett County Hospital Authority, 5.00% due 7/1/2023 (Gwinnett Hospital System, Inc.; Insured: AGM)	NR/A2	5,000,000	5,584,100
Gwinnett County School District GO, 4.00% due 10/1/2015 (Educational Capital Building Program)	AAA/Aaa	10,000,000	10,384,600
LaGrange-Troup County Hospital Authority, 5.00% due 7/1/2018 (West Georgia Health Foundation, Inc.)	A+/Aa2	2,045,000	2,178,866
Main Street Natural Gas, Inc., 5.00% due 3/15/2015 (Georgia Gas)	A-/Baa2	2,000,000	2,037,220
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A-/Baa2	5,000,000	5,511,100
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	AA-/A1	1,635,000	1,758,802
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2022 (South Medical Center)	AA-/Aa2	1,500,000	1,750,020

GUAM — 0.36%
Government of Guam, 5.25% due 12/1/2016	BBB+/NR	5,610,000	6,089,992
Government of Guam, 5.25% due 12/1/2017	BBB+/NR	2,000,000	2,244,480
Government of Guam, 5.50% due 12/1/2018	BBB+/NR	3,000,000	3,463,470
Government of Guam, 5.50% due 12/1/2019	BBB+/NR	2,000,000	2,348,360
Guam Government Waterworks Authority, 5.25% due 7/1/2020 (Water & Wastewater System Improvements)	A-/Ba1	300,000	344,292
Guam Government Waterworks Authority, 5.25% due 7/1/2022 (Water & Wastewater System Improvements)	A-/Ba1	1,050,000	1,209,968
Guam Government Waterworks Authority, 5.25% due 7/1/2023 (Water & Wastewater System Improvements)	A-/Ba1	645,000	746,826
Guam Power Authority, 5.00% due 10/1/2019 (Electric Power System; Insured: AGM)	AA/A2	1,000,000	1,167,010
Guam Power Authority, 5.00% due 10/1/2020 (Electric Power System; Insured: AGM)	AA/A2	1,500,000	1,769,130
Guam Power Authority, 5.00% due 10/1/2022 (Electric Power System; Insured: AGM)	AA/A2	5,015,000	5,968,301

HAWAII — 1.13%
City and County of Honolulu GO, 5.00% due 11/1/2019 (Capital Improvement Projects)	NR/Aa1	3,620,000	4,283,474
City and County of Honolulu GO, 5.00% due 11/1/2020 (Capital Improvement Projects)	NR/Aa1	8,265,000	9,880,973

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City and County of Honolulu GO, 5.00% due 11/1/2021 (Capital Improvement Projects)	NR/Aa1	$2,770,000	$3,339,734
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvement Projects)	NR/Aa1	1,750,000	2,123,362
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvement Projects)	NR/Aa1	6,695,000	8,123,378
State of Hawaii GO, 5.00% due 11/1/2017 (Hawaiian Home Lands Settlement)	AA/Aa2	12,000,000	13,590,840
State of Hawaii GO, 5.00% due 11/1/2018 (Hawaiian Home Lands Settlement)	AA/Aa2	20,000,000	23,244,000
State of Hawaii GO, 5.00% due 12/1/2019 (Hawaiian Home Lands Settlement)	AA/Aa2	3,000,000	3,559,980
State of Hawaii GO, 5.00% due 12/1/2020 (Hawaiian Home Lands Settlement)	AA/Aa2	2,500,000	3,005,225
State of Hawaii GO, 5.00% due 12/1/2021 (Hawaiian Home Lands Settlement)	AA/Aa2	3,000,000	3,633,330
State of Hawaii GO, 5.00% due 12/1/2022 (Hawaiian Home Lands Settlement)	AA/Aa2	4,000,000	4,891,840

IDAHO — 0.26%
Idaho Housing & Finance Association, 3.00% due 8/15/2015	NR/NR	650,000	665,990
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,471,179
University of Idaho, 5.25% due 4/1/2041 put 4/1/2021	A+/Aa3	13,665,000	16,055,692

ILLINOIS — 5.95%
Board of Education of the City of Chicago GO, 5.00% due 12/1/2018 (School District Capital Improvement Program) (State Aid Withholding)	A+/Baa1	3,000,000	3,322,260
Board of Education of the City of Chicago GO, 5.00% due 12/1/2019 (School District Capital Improvement Program) (State Aid Withholding)	A+/Baa1	2,000,000	2,209,740
Board of Education of the City of Chicago GO, 0% due 12/1/2020 (Educational Facilities; Insured: BHAC)	AA+/Aa1	12,000,000	10,221,600
Board of Education of the City of Chicago GO, 5.00% due 12/1/2020 (School District Capital Improvement Program) (State Aid Withholding)	A+/Baa1	2,500,000	2,741,650
Chicago Housing Authority, 5.00% due 7/1/2015 (Housing Transformation Capital Program; Insured: AGM) (ETM)	AA/A2	8,460,000	8,766,590
Chicago Housing Authority, 5.00% due 7/1/2016 (Housing Transformation Capital Program; Insured: AGM) (ETM)	AA/A2	2,000,000	2,161,620
Chicago Midway International Airport, 5.00% due 1/1/2022	A-/A3	800,000	940,000
Chicago Midway International Airport, 5.00% due 1/1/2023	A-/A3	1,700,000	1,994,321
Chicago Midway International Airport, 5.00% due 1/1/2024	A-/A3	1,000,000	1,178,200
Chicago Park District GO, 5.00% due 1/1/2018 (Park District Capital Improvement Plan)	AA+/A3	1,150,000	1,293,693
Chicago Park District GO, 5.00% due 1/1/2018 (Park District Capital Improvement Plan; Insured: Natl-Re)	AA+/A3	700,000	735,035
Chicago School Reform Board of Trustees of the Board of Education GO, 5.25% due 12/1/2021 (School District Capital Improvement Program; Insured: Natl-Re)	AA-/A3	1,500,000	1,695,180
Chicago Transit Authority, 5.25% due 6/1/2017 (Federal Transit Program-Rail Systems; Insured: AGM)	A/A3	3,000,000	3,304,980
Chicago Transit Authority, 5.50% due 6/1/2018 (Federal Transit Program-Rail Systems; Insured: AGM)	A/A3	2,500,000	2,838,075
City of Chicago, 5.00% due 11/1/2015 (Water System Extensions & Improvements; Insured: AGM)	AA/A2	1,050,000	1,103,582
City of Chicago, 4.00% due 1/1/2018 (Wastewater Transmission System)	AA-/A3	1,475,000	1,617,249
City of Chicago, 5.00% due 1/1/2020 (Insured: AGM)	AAA/A2	1,320,000	1,363,903
City of Chicago, 5.50% due 1/1/2020 (Wastewater Transmission System; Insured: BHAC)	AA+/Aa1	1,250,000	1,402,613
City of Chicago, 5.00% due 1/1/2021 (Riverwalk Expansion Project; Insured: AGM)	AA+/Baa1	1,410,000	1,617,214
City of Chicago, 6.75% due 6/1/2022 (Pilsen Redevelopment)	NR/NR	4,705,000	4,722,173
City of Chicago, 5.00% due 1/1/2023 (Chicago Midway Airport)	A-/A3	6,215,000	7,291,003
City of Chicago, 5.00% due 1/1/2023 (Riverwalk Expansion Project; Insured: AGM)	AA+/Baa1	1,000,000	1,144,420
City of Chicago, 5.25% due 1/1/2023 (O’Hare International Airport; Insured: AGM)	AA/A2	2,000,000	2,110,700
City of Chicago, 5.00% due 1/1/2024 (Chicago Midway Airport)	A-/A3	16,060,000	18,736,881
City of Chicago, 0.19% due 1/1/2034 put 10/1/2014 (Liquidity Facility; SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Baa1	68,335,000	68,335,000
City of Chicago Board of Education GO, 6.25% due 1/1/2015 (Insured: Natl-Re)	AA-/A3	465,000	471,882
City of Chicago Board of Education GO, 5.25% due 12/1/2017 (Chicago School Reform Board; Insured: Natl-Re)	AA-/A3	4,100,000	4,558,052
City of Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA-/A3	1,000,000	1,111,120
City of Chicago Building Acquisition Certificates GO, 5.40% due 1/1/2018 (Parking Facility Improvements; Insured: AGM)	AA/A2	2,105,000	2,113,188
City of Chicago GO, 0% due 1/1/2016 (City Colleges; Insured: Natl-Re)	AA-/A3	2,670,000	2,634,863
City of Chicago GO, 5.44% due 1/1/2018 (Transportation Infrastructure Capital Projects; Insured: Natl-Re)	AA-/A3	3,050,000	3,250,629
City of Chicago GO, 5.25% due 1/1/2021 (Public Infrastructure and Facility Improvements)	A+/Baa1	500,000	530,290
City of Chicago O’Hare International Airport, 5.00% due 1/1/2022 (O’Hare Modernization Program)	A-/A2	5,835,000	6,740,125
City of Mount Vernon GO, 4.00% due 12/15/2019 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,000,000	1,110,150
City of Mount Vernon GO, 4.00% due 12/15/2020 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	785,000	870,871
City of Mount Vernon GO, 4.00% due 12/15/2021 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,640,000	1,783,352
City of Quincy, 5.00% due 11/15/2014 (Blessing Hospital)	A-/A3	1,000,000	1,005,050
City of Quincy, 5.00% due 11/15/2016 (Blessing Hospital)	A-/A3	1,750,000	1,880,847
City of Quincy, 5.00% due 11/15/2017 (Blessing Hospital)	A-/A3	500,000	549,440
City of Waukegan GO, 5.00% due 12/30/2019 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,935,000	2,210,505
City of Waukegan GO, 5.00% due 12/30/2020 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,146,320
City of Waukegan GO, 5.00% due 12/30/2021 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	2,100,000	2,401,245
City of Waukegan GO, 5.00% due 12/30/2022 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,143,620
Community College District No. 516 GO, 4.50% due 12/15/2020 (Waubonsee Community College)	NR/Aa1	1,325,000	1,529,977

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Community College District No. 516 GO, 5.00% due 12/15/2021 (Waubonsee Community College)	NR/Aa1	$6,175,000	$7,357,451
Community Consolidated School District No. 146 GO, 9.00% due 12/1/2016 (Tinley Park; Insured: Natl-Re)	NR/Aa2	2,500,000	2,810,150
Community Consolidated School District No. 158 GO, 0% due 1/1/2017 (McHenry and Kane Counties; Insured: Natl- Re) (ETM)	NR/A3	95,000	93,537
Community Consolidated School District No. 158 GO, 0% due 1/1/2017 (McHenry and Kane Counties; Insured: Natl-Re)	NR/A3	1,090,000	1,042,443
Community Consolidated School District No. 93 GO, 2.00% due 1/1/2017 (Village of Carol Stream)	AA+/NR	370,000	380,227
Community High School District No. 127 GO, 9.00% due 2/1/2015 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	1,610,000	1,654,178
Community High School District No. 127 GO, 9.00% due 2/1/2016 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	1,890,000	2,090,756
Community High School District No. 127 GO, 9.00% due 2/1/2017 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	2,025,000	2,386,766
Community Unit School District No. 200 GO, 5.25% due 10/1/2023 (DuPage County Educational Facilities; Insured: FSA)	AA/Aa3	1,000,000	1,137,600
Community Unit School District No. 302 GO, 0% due 2/1/2021 (Kane & DeKalb Counties; Insured: Natl-Re)	NR/Aa3	3,165,000	2,699,713
Community Unit School District No. 428 GO, 0% due 1/1/2021 (DeKalb County)	AA-/Aa2	6,140,000	5,297,224
Cook County Community College District No. 508 GO, 5.00% due 12/1/2020 (City Colleges of Chicago)	AA/NR	720,000	838,836
Cook County Community College District No. 508 GO, 5.00% due 12/1/2021 (City Colleges of Chicago)	AA/NR	1,000,000	1,163,470
Cook County Community College District No. 508 GO, 5.00% due 12/1/2022 (City Colleges of Chicago)	AA/NR	1,250,000	1,444,737
Cook County Community College District No. 508 GO, 5.00% due 12/1/2023 (City Colleges of Chicago)	AA/NR	1,250,000	1,458,512
Cook County Township High School District No. 227 GO, 5.00% due 12/1/2018 (Rich Township Educational Facilities; Insured: AGM)	NR/Aa3	190,000	206,568
County of Cook GO, 5.00% due 11/15/2015 (Capital Improvement Plan; Insured: Natl-Re)	AA/A1	2,000,000	2,103,440
County of Cook GO, 5.00% due 11/15/2019 (Capital Improvement Plan)	AA/A1	3,690,000	4,238,260
County of Cook GO, 4.00% due 11/15/2020 (Capital Improvement Plan)	AA/A1	925,000	1,008,833
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA/A1	2,000,000	2,294,540
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA/A1	3,590,000	4,067,183
County of Cook GO, 4.00% due 11/15/2021 (Capital Improvement Plan)	AA/A1	2,000,000	2,201,880
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA/A1	2,105,000	2,454,325
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA/A1	5,000,000	5,801,400
County of Cook GO, 4.00% due 11/15/2022 (Capital Improvement Plan)	AA/A1	1,000,000	1,094,930
County of Cook GO, 5.00% due 11/15/2022 (Capital Improvement Plan)	AA/A1	1,500,000	1,751,205
County of McHenry, 4.50% due 1/15/2016 (Highway Improvement Plan)	NR/Aaa	1,000,000	1,011,880
County of Winnebago GO, 3.00% due 12/30/2015 (Public Safety)	NR/Aa2	1,035,000	1,069,714
Forest Preserve District of Cook County GO, 5.00% due 11/15/2021	AA/A1	1,500,000	1,766,100
Forest Preserve District of Kane County GO, 5.00% due 12/15/2015 (Insured: Natl-Re)	AA+/A3	2,780,000	2,934,457
Illinois Educational Facilities Authority, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	AA-/NR	3,030,000	3,252,402
Illinois Educational Facilities Authority, 5.00% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	NR/A1	3,000,000	3,237,930
Illinois Educational Facilities Authority, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/NR	3,500,000	3,871,770
Illinois Educational Facilities Authority, 3.40% due 11/1/2036 put 11/1/2017 (Field Museum of Natural History)	A/NR	1,300,000	1,357,083
Illinois Finance Authority, 5.00% due 11/1/2014 (Central DuPage Health)	AA/NR	5,000,000	5,019,900
Illinois Finance Authority, 4.00% due 4/1/2015 (Advocate Health Care)	AA/Aa2	3,000,000	3,057,120
Illinois Finance Authority, 5.25% due 5/15/2015 (Resurrection Health Care Corp.)	BBB+/Baa2	1,000,000	1,025,730
Illinois Finance Authority, 5.00% due 10/1/2015 (DePaul University)	NR/A2	1,000,000	1,046,760
Illinois Finance Authority, 5.00% due 11/1/2015 (Central DuPage Health)	AA/NR	5,000,000	5,235,850
Illinois Finance Authority, 5.25% due 12/1/2015 (Columbia College)	BBB+/NR	1,620,000	1,694,407
Illinois Finance Authority, 5.00% due 4/1/2016 (Advocate Health Care)	AA/Aa2	1,250,000	1,334,788
Illinois Finance Authority, 5.00% due 12/1/2016 (Columbia College)	BBB+/NR	1,710,000	1,835,839
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re)	AA-/A2	1,000,000	1,096,980
Illinois Finance Authority, 5.00% due 12/1/2017 (Columbia College)	BBB+/NR	1,395,000	1,524,205
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health Care)	AA/Aa2	1,000,000	1,157,630
Illinois Finance Authority, 5.25% due 5/1/2019 (Educational Advancement Fund, Inc.)	NR/Baa3	4,675,000	4,949,329
Illinois Finance Authority, 5.00% due 4/1/2020 (Advocate Health Care)	AA/Aa2	1,315,000	1,506,030
Illinois Finance Authority, 4.00% due 12/1/2021 (Trinity Health)	AA-/Aa2	1,000,000	1,100,450
Illinois Finance Authority, 5.00% due 11/1/2030 put 1/15/2020 (Advocate Health Care)	AA/Aa2	1,250,000	1,455,337
Illinois Finance Authority, 2.625% due 2/1/2033 put 8/1/2015 (Peoples Gas Light & Coke Co.)	A/Aa3	9,500,000	9,671,950
Illinois Finance Authority, 4.30% due 6/1/2035 put 6/1/2016 (Peoples Gas Light & Coke Co.; Insured: AMBAC)	A/Aa3	2,350,000	2,483,738
Illinois Toll Highway Authority, 5.50% due 1/1/2015 (Insured: AGM)	AA/Aa3	5,000,000	5,067,950
Kane McHenry Cook & DeKalb Counties USD No. 300 GO, 0% due 12/1/2021 (Insured: AMBAC) (ETM)	NR/Aa3	765,000	668,235
Kane McHenry Cook & DeKalb Counties USD No. 300 GO, 0% due 12/1/2021 (Insured: AMBAC)	NR/Aa3	1,235,000	1,025,828
Lake County Community High School District No. 127 GO, 7.375% due 2/1/2020 (Grayslake; Insured: Syncora)	AAA/NR	1,000,000	1,274,870
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re) (ETM)	AA-/NR	3,475,000	3,456,443
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re)	AA-/Baa1	8,245,000	8,091,643
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2020 (McCormick Place Expansion)	AAA/NR	4,000,000	4,709,800
Metropolitan Water Reclamation District of Greater Chicago GO, 4.00% due 12/1/2014 (Capital Improvements)	AAA/Aa1	2,500,000	2,516,525
Peoria Tazewell Etc. Counties Community College District No. 514 GO, 4.25% due 12/1/2015 (ETM)	NR/NR	490,000	513,265

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Peoria Tazewell Etc. Counties Community College District No. 514 GO, 4.25% due 12/1/2015	AA+/Aa2	$1,870,000	$1,955,590
Railsplitter Tobacco Settlement Authority, 5.00% due 6/1/2019	A/NR	22,000,000	25,266,340
Railsplitter Tobacco Settlement Authority, 5.125% due 6/1/2019	A/NR	6,780,000	7,824,527
Sangamon County Community USD No. 5 Ball-Chatham GO, 5.00% due 1/1/2015 (Insured: AGM) (ETM)	AA/NR	170,000	172,091
Sangamon County Community USD No. 5 Ball-Chatham GO, 5.00% due 1/1/2015 (Insured: AGM)	AA/NR	2,040,000	2,063,725
School District No. 122 GO, 0% due 1/1/2016 (Winnebago County-Harlem-Loves Park; Insured: AGM)	NR/A2	2,000,000	1,979,600
School District No. 97 GO, 9.00% due 12/1/2018 (Village of Oak Park; Insured: Natl-Re)	NR/Aa2	4,000,000	5,193,800
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	BBB-/Baa3	625,000	658,156
State of Illinois, 5.00% due 6/15/2016 (Build Illinois Bond Retirement & Interest Fund)	AAA/NR	3,500,000	3,770,655
Town of Cicero Cook County GO, 5.00% due 1/1/2018 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	2,375,000	2,633,875
Town of Cicero Cook County GO, 5.00% due 1/1/2019 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	2,000,000	2,241,660
Town of Cicero Cook County GO, 5.25% due 1/1/2019 pre-refunded 1/1/2015 (Economic Redevelopment; Insured: Syncora)	NR/NR	6,140,000	6,218,592
Town of Cicero Cook County GO, 5.00% due 12/1/2019 (Economic Redevelopment)	A+/NR	1,070,000	1,198,454
Town of Cicero Cook County GO, 5.00% due 1/1/2020 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	1,250,000	1,406,163
Town of Cicero Cook County GO, 5.00% due 1/1/2021 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	1,250,000	1,405,163
University of Illinois Board of Trustees COP, 5.00% due 10/1/2019 (Insured: AGM)	AA/Aa3	2,000,000	2,230,300
Village of Bolingbrook, DuPage and Will Counties GO, 0% due 1/1/2016 (Insured: Natl-Re)	NR/A1	1,500,000	1,426,455
Village of Bolingbrook, DuPage and Will Counties GO, 0% due 1/1/2017 pre-refunded 1/1/2015 (Insured: Natl-Re)	NR/A1	85,000	77,263
Village of Bolingbrook, DuPage and Will Counties GO, 0% due 1/1/2017 (Insured: Natl-Re)	NR/A1	1,915,000	1,733,305
Village of Broadview, 5.375% due 7/1/2015	NR/NR	1,195,000	1,198,131
Village of Downers Grove GO, 3.00% due 1/1/2017	AAA/NR	970,000	1,013,990
Village of Melrose Park, 5.20% due 7/1/2018 (Insured: Natl-Re)	AA-/A3	1,190,000	1,203,947
Village of Skokie GO, 5.00% due 12/1/2014	NR/Aaa	565,000	569,396
Village of Tinley Park GO, 4.00% due 12/1/2022	AA+/NR	625,000	693,006
Will County Community High School District No. 210 GO, 5.00% due 1/1/2015 (Lincoln-Way School Building; Insured: Natl-Re/FGIC)	NR/Aa3	250,000	253,055
Will County Community High School District No. 210 GO, 5.00% due 1/1/2015 (Lincoln-Way School Building; Insured: Natl-Re) (ETM)	NR/Aa3	750,000	759,225
Will County Valley View Community Unit School District No. 365 GO, 0% due 11/1/2018 (Insured: AGM)	AA/Aa2	3,370,000	3,152,332

INDIANA — 3.38%
Allen County Jail Building Corp., 5.00% due 10/1/2014 (Insured: Syncora)	NR/Aa2	500,000	500,065
Allen County Jail Building Corp., 5.00% due 10/1/2015 (Insured: Syncora)	NR/Aa2	1,480,000	1,529,521
Allen County Jail Building Corp., 5.00% due 10/1/2016 (Insured: Syncora)	NR/Aa2	1,520,000	1,615,760
Allen County Redevelopment District, 5.00% due 11/15/2016	NR/A2	1,000,000	1,049,530
Avon Community School Building Corp., 5.00% due 7/15/2017 (Insured: AMBAC) (State Aid Withholding)	A/NR	2,500,000	2,778,425
Board of Trustees for the Vincennes University, 3.00% due 6/1/2015	NR/Aa3	1,000,000	1,016,670
Board of Trustees for the Vincennes University, 4.00% due 6/1/2018	NR/Aa3	1,000,000	1,096,420
Board of Trustees for the Vincennes University, 5.00% due 6/1/2020	NR/Aa3	1,000,000	1,178,800
Brownsburg 1999 School Building Corp., 5.00% due 8/1/2017 (Cardinal, Delaware Trail, White Lick Elementary & Brownsburg Junior High Schools; Insured: AGM) (State Aid Withholding)	AA+/A2	1,000,000	1,039,310
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2018 (Harris Education Center and East Middle School; Insured: AGM) (State Aid Withholding)	AA+/NR	3,430,000	3,559,139
Brownsburg 1999 School Building Corp., 5.00% due 8/1/2018 (Cardinal, Delaware Trail, White Lick Elementary & Brownsburg Junior High Schools; Insured: AGM) (State Aid Withholding)	AA+/A2	1,475,000	1,532,702
City of Carmel Redevelopment Authority, 0% due 2/1/2015 (Performing Arts Center)	AA+/Aa1	1,575,000	1,573,299
City of Carmel Redevelopment Authority, 4.00% due 2/1/2015 (Road and Intersection Improvements)	AA+/NR	990,000	1,002,712
City of Carmel Redevelopment Authority, 4.00% due 8/1/2015 (Road and Intersection Improvements)	AA+/NR	975,000	1,005,839
City of Carmel Redevelopment Authority, 5.00% due 8/1/2021 (Road and Intersection Improvements)	AA+/NR	2,405,000	2,858,872
City of Carmel Redevelopment Authority, 5.00% due 8/1/2022 (Road and Intersection Improvements)	AA+/NR	2,510,000	2,996,664
City of Carmel Redevelopment District COP, 5.75% due 7/15/2022 (CFP Energy Center, LLC Installment Purchase Agreement)	NR/NR	3,760,000	4,244,175
City of Fort Wayne, 2.00% due 12/1/2014 (Waterworks Utility Improvements)	NR/Aa3	925,000	927,914
City of Fort Wayne, 4.25% due 8/1/2015 (Sewer Works Improvements)	NR/Aa3	1,780,000	1,838,669
City of Fort Wayne, 2.00% due 12/1/2015 (Waterworks Utility Improvements)	NR/Aa3	1,145,000	1,168,129
City of Fort Wayne, 2.00% due 12/1/2016 (Waterworks Utility Improvements)	NR/Aa3	1,160,000	1,192,700
City of Fort Wayne, 2.00% due 12/1/2017 (Waterworks Utility Improvements)	NR/Aa3	1,175,000	1,211,425
City of Whiting, 5.00% due 1/1/2016 (BP Products North America, Inc.)	A/A2	5,375,000	5,687,825
Clay Multiple School Building Corp., 4.00% due 7/15/2015 (State Aid Withholding)	AA+/NR	1,000,000	1,026,600
Clay Multiple School Building Corp., 5.00% due 7/15/2016 (State Aid Withholding)	AA+/NR	1,295,000	1,392,177
Clay Multiple School Building Corp., 5.00% due 1/15/2017 (State Aid Withholding)	AA+/NR	1,000,000	1,089,270
Crown Point Multi-School Building Corp., 0% due 1/15/2016 (Crown Point Community School Corp.; Insured: Natl-Re) (State Aid Withholding)	AA-/A3	5,685,000	5,653,960
Duneland School Building Corp., 0% due 2/1/2020 (State Aid Withholding)	A/NR	2,970,000	2,595,275
Duneland School Building Corp., 0% due 8/1/2020 (State Aid Withholding)	A/NR	3,470,000	2,980,383

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Duneland School Building Corp., 0% due 2/1/2021 (State Aid Withholding)	A/NR	$2,770,000	$2,319,016
Duneland School Building Corp., 0% due 8/1/2021 (State Aid Withholding)	A/NR	3,270,000	2,684,147
Evansville Vanderburgh Public Library Leasing Corp., 5.00% due 7/15/2015 (Insured: AMBAC) (ETM)	A+/NR	1,000,000	1,038,090
Fort Wayne Community Schools GO, 1.00% due 1/15/2015 (Renewal, Restoration & Safety Project) (State Aid Withholding)	AA+/NR	1,500,000	1,503,405
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	NR/A3	1,545,000	1,673,436
Indiana Bond Bank, 5.00% due 10/15/2017 (Special Gas Program)	NR/A3	5,000,000	5,523,100
Indiana Bond Bank, 5.00% due 8/1/2021 (Columbus Learning Center)	AA/NR	1,300,000	1,522,183
Indiana Finance Authority, 5.00% due 11/1/2014 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	1,000,000	1,004,180
Indiana Finance Authority, 5.00% due 5/1/2015 (Parkview Health Systems)	A+/A1	1,500,000	1,540,830
Indiana Finance Authority, 4.90% due 1/1/2016 (Indiana Power & Light Co.)	BBB+/A2	11,650,000	12,280,265
Indiana Finance Authority, 5.00% due 5/1/2016 (Parkview Health Systems)	A+/A1	3,090,000	3,312,820
Indiana Finance Authority, 5.00% due 7/1/2016 (Forensic & Health Science; Insured: Natl-Re) (ETM)	AA+/Aa1	1,030,000	1,112,482
Indiana Finance Authority, 5.00% due 9/15/2016 (Marian University Health Sciences)	BBB-/NR	1,500,000	1,556,910
Indiana Finance Authority, 5.00% due 5/1/2017 (Parkview Health Systems)	A+/A1	1,000,000	1,100,700
Indiana Finance Authority, 5.00% due 9/15/2017 (Marian University Health Sciences)	BBB-/NR	1,940,000	2,038,358
Indiana Finance Authority, 4.00% due 5/1/2018 (Community Health Network)	A/A2	2,820,000	3,065,255
Indiana Finance Authority, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	AA+/Aa1	1,000,000	1,154,540
Indiana Finance Authority, 5.25% due 7/1/2018 (Rockville Correctional Facilities) (ETM)	AA+/Aa1	2,150,000	2,497,784
Indiana Finance Authority, 5.00% due 9/15/2018 (Marian University Health Sciences)	BBB-/NR	1,790,000	1,895,896
Indiana Finance Authority, 5.00% due 11/1/2018 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	1,250,000	1,431,988
Indiana Finance Authority, 5.00% due 11/1/2018 (Indianapolis Airport)	AA+/Aa2	2,750,000	3,164,975
Indiana Finance Authority, 5.00% due 5/1/2019 (Community Health Network)	A/A2	1,385,000	1,595,091
Indiana Finance Authority, 5.00% due 9/15/2019 (Marian University Health Sciences)	BBB-/NR	1,250,000	1,330,550
Indiana Finance Authority, 5.00% due 3/1/2020 (Indiana University Health System)	AA-/Aa3	5,000,000	5,867,850
Indiana Finance Authority, 5.00% due 5/1/2020 (Community Health Network)	A/A2	860,000	1,001,324
Indiana Finance Authority, 5.00% due 9/15/2020 (Marian University Health Sciences)	BBB-/NR	2,245,000	2,387,400
Indiana Finance Authority, 5.00% due 3/1/2021 (Indiana University Health System)	AA-/Aa3	9,880,000	11,660,672
Indiana Finance Authority, 5.00% due 5/1/2021 (Community Health Network)	A/A2	2,250,000	2,637,877
Indiana Finance Authority, 5.00% due 9/15/2021 (Marian University Health Sciences)	BBB-/NR	2,320,000	2,452,449
Indiana Finance Authority, 5.00% due 10/1/2021 (CWA Authority, Inc. Wastewater System Project)	AA/NR	500,000	595,585
Indiana Finance Authority, 5.00% due 3/1/2022 (Indiana University Health System)	AA-/Aa3	3,240,000	3,758,627
Indiana Finance Authority, 5.00% due 5/1/2022 (Community Health Network)	A/A2	1,230,000	1,444,094
Indiana Finance Authority, 5.00% due 5/1/2022 (Parkview Regional Medical Center)	A+/A1	1,135,000	1,319,767
Indiana Finance Authority, 5.00% due 10/1/2023 (CWA Authority, Inc. Wastewater System Project)	AA/NR	1,000,000	1,201,090
Indiana Finance Authority, 5.00% due 10/1/2024 (CWA Authority, Inc. Wastewater System Project)	AA/NR	500,000	605,955
Indiana Finance Authority, 0.03% due 2/1/2037 put 10/1/2014 (Stadium Project; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	33,050,000	33,050,000
Indiana HFFA, 5.00% due 10/1/2027 put 6/1/2017 (Ascension Health)	NR/Aa3	7,100,000	7,911,601
Indianapolis Local Public Improvement Bond Bank, 5.00% due 1/1/2015 (Waterworks System; Insured: Natl-Re)	AA-/A2	1,000,000	1,011,840
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2015 (Waterworks System; Insured: Natl-Re)	AA-/A2	1,000,000	1,035,000
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2016 (Wishard Complex-Myers Special Care Center Building; Insured: Natl-Re)	AA+/Aa1	1,030,000	1,065,010
IPS (Indianapolis Public Schools) Multi-School Building Corp., 5.50% due 7/15/2015 (Insured: Natl-Re)	AA/A3	1,690,000	1,760,050
IPS (Indianapolis Public Schools) Multi-School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re)	AA/A3	5,000,000	5,398,500
Knox Middle School Building Corp., 0% due 1/15/2020 (Insured: Natl-Re) (State Aid Withholding)	AA-/A3	1,295,000	1,133,319
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,000,000	1,104,900
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,680,000	1,950,850
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,345,000	1,490,933
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,170,000	1,373,311
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,250,000	1,380,963
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,250,000	1,472,538
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,455,000	1,596,906
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,000,000	1,182,870
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding) (ETM)	AA+/A3	1,250,000	1,281,988
Metropolitan School District of Pike Township GO, 3.00% due 1/15/2017 (College Park Ancillary Rooms) (State Aid Withholding)	AA+/NR	2,115,000	2,231,346
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding) (ETM)	AA-/A3	870,000	903,138
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding)	AA-/A3	270,000	276,874
MSD of Warren Township Vision 2005 School Building Corp., 5.00% due 7/10/2015 pre-refunded 1/10/2015 (Insured: Natl-Re) (State Aid Withholding)	AA+/A3	2,895,000	2,934,227
Noblesville Multi-School Building Corp., 5.00% due 7/15/2015 pre-refunded 1/15/2015 (Insured: Natl-Re) (State Aid Withholding)	AA+/A3	1,760,000	1,784,974
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A) (ETM)	AA/NR	1,660,000	1,779,902

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Perry Township Multischool Building Corp., 4.00% due 1/15/2018 (Educational Facilities) (State Aid Withholding)	AA+/NR	$1,000,000	$1,094,530
Perry Township Multischool Building Corp., 3.00% due 1/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,063,350
Perry Township Multischool Building Corp., 4.00% due 7/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,110,100
Perry Township Multischool Building Corp., 5.00% due 7/10/2020 (Educational Facilities) (State Aid Withholding)	AA+/NR	2,090,000	2,471,111
Perry Township Multischool Building Corp., 5.00% due 7/10/2021 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,192,400
Pike Township Multi-School Building Corp., 4.00% due 1/15/2017 (Metropolitan School District of Pike Township) (State Aid Withholding)	AA+/NR	1,080,000	1,163,959
Plainfield Community High School Building Corp., 5.00% due 1/15/2015 (Insured: Natl-Re) (ETM)	AA+/A3	1,445,000	1,465,505
South Bend Community School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re) (State Aid Withholding)	AA+/A3	1,785,000	1,928,228
Westfield Washington Multi-School Building Corp., 5.00% due 7/15/2015 pre-refunded 1/15/2015 (Insured: AGM) (State Aid Withholding)	AA/A2	540,000	547,630
Westfield Washington Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: AGM) (State Aid Withholding)	AA/A2	370,000	374,936
Zionsville Community Schools Building Corp., 5.00% due 7/15/2019 (Insured: AGM) (State Aid Withholding)	AA/A2	1,100,000	1,292,423

IOWA — 0.47%
Des Moines Independent Community School District, 4.00% due 6/1/2019 (School Infrastructure; Insured: AGM)	AA/A2	3,870,000	4,305,259
Des Moines Independent Community School District, 4.00% due 6/1/2020 (School Infrastructure; Insured: AGM)	AA/A2	3,990,000	4,457,788
Des Moines Independent Community School District, 4.00% due 6/1/2021 (School Infrastructure; Insured: AGM)	AA/A2	4,125,000	4,521,206
Des Moines Independent Community School District, 4.00% due 6/1/2022 (School Infrastructure; Insured: AGM)	AA/A2	2,140,000	2,316,828
Iowa Finance Authority, 5.00% due 2/15/2015 (Iowa Health System; Insured: AGM)	NR/Aa3	2,100,000	2,135,637
Iowa Finance Authority, 5.00% due 2/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,695,504
Iowa Finance Authority, 5.00% due 8/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,500,000	1,620,225
Iowa Finance Authority, 5.00% due 2/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,752,016
Iowa Finance Authority, 5.00% due 8/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	990,000	1,101,811
Iowa Finance Authority, 5.00% due 2/15/2018 (Iowa Health System; Insured: AGM)	NR/Aa3	1,405,000	1,581,060
Iowa Finance Authority, 5.00% due 7/1/2022 (Genesis Health System)	NR/A1	1,735,000	2,040,291
Iowa Finance Authority, 5.00% due 7/1/2023 (Genesis Health System)	NR/A1	2,000,000	2,361,560
Iowa Finance Authority, 5.00% due 7/1/2024 (Genesis Health System)	NR/A1	2,350,000	2,755,751
Iowa Finance Authority, 0.04% due 2/15/2035 put 10/1/2014 (Iowa Health System; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	NR/Aa1	750,000	750,000

KANSAS — 0.14%
Kansas Development Finance Authority, 5.00% due 11/1/2015 (State Capitol, School of Pharmacy and Wildlife & Parks Projects)	AA-/Aa3	2,605,000	2,737,438
Kansas Development Finance Authority, 5.00% due 5/1/2018 pre-refunded 5/1/2015 (University of Kansas Housing System Project; Insured: AMBAC)	AA-/A1	1,400,000	1,439,676
Kansas Development Finance Authority, 5.00% due 12/1/2020 (New Jobs Training; Insured: BAM)	AA/NR	1,500,000	1,724,475
Leavenworth County GO, 4.00% due 3/1/2015 (KTA and KDOT Loans)	AA-/NR	1,040,000	1,056,058
Wyandotte County-Kansas City Unified Government, 5.00% due 9/1/2022 (Utility Systems Improvement)	A+/A3	1,000,000	1,184,630
Wyandotte County-Kansas City Unified Government, 5.00% due 9/1/2023 (Utility Systems Improvement)	A+/A3	1,000,000	1,187,890
Wyandotte County-Kansas City Unified Government, 5.00% due 9/1/2024 (Utility Systems Improvement)	A+/A3	600,000	715,338

KENTUCKY — 0.51%
Jefferson County School District Finance Corp., 5.25% due 1/1/2016 (Insured: AGM)	AA/Aa2	2,145,000	2,277,368
Kentucky Economic DFA, 0% due 10/1/2019 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	5,000,000	4,405,750
Kentucky Economic DFA, 0% due 10/1/2020 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	9,600,000	8,162,784
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	2,885,000	2,340,774
Kentucky Economic DFA, 0% due 10/1/2023 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	4,195,000	3,105,726
Kentucky Economic DFA, 5.00% due 5/1/2039 put 11/11/2014 (Catholic Health Initiatives)	A+/A1	5,500,000	5,529,810
Kentucky Municipal Power Agency, 4.00% due 9/1/2015 (Insured: AGM)	AA/A2	2,955,000	3,052,042
Lexington-Fayette Urban County Government Public Facilities Corp., 5.00% due 6/1/2022 (Eastern State Hospital)	A+/Aa3	6,165,000	7,133,583

LOUISIANA — 2.82%
City of Bossier, 4.00% due 12/1/2018 (Public Improvements; Insured: AGM)	AA/Aa3	2,020,000	2,248,422
City of Bossier, 4.50% due 12/1/2021 (Public Improvements; Insured: AGM)	AA/Aa3	2,240,000	2,586,058
City of Lafayette, 4.00% due 11/1/2016 (Utilities System Improvements)	A+/A1	1,395,000	1,498,104
City of Lafayette, 5.00% due 11/1/2019 (Utilities System Improvements)	A+/A1	1,000,000	1,177,170
City of Monroe, 5.00% due 3/1/2017 pre-refunded 3/1/2015 (Garrett Road Economic Development; Insured: Radian)	NR/NR	1,155,000	1,175,178
City of New Orleans GO, 5.00% due 10/1/2016 (Audubon Park Aquarium)	A/NR	2,380,000	2,566,306
City of New Orleans GO, 4.00% due 10/1/2018 (Audubon Park Aquarium; Insured: AGM)	AA/NR	1,110,000	1,202,319
City of New Orleans GO, 5.00% due 12/1/2019 (Public Improvements; Insured: AGM)	BBB+/A3	3,080,000	3,533,160
City of New Orleans GO, 5.00% due 12/1/2020 (Public Improvements; Insured: AGM)	BBB+/A3	3,250,000	3,737,760
City of New Orleans GO, 5.00% due 12/1/2021 (Public Improvements; Insured: AGM)	BBB+/A3	5,700,000	6,551,067
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2021 (Roads, Bridges & Drainage Works)	A/NR	1,990,000	2,167,767
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2022 (Roads, Bridges & Drainage Works)	A/NR	1,545,000	1,665,788

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
East Baton Rouge Sewer Commission, 5.00% due 2/1/2018 (Wastewater System Improvements; Insured: AGM)	AA/Aa3	$3,000,000	$3,182,400
Ernest N. Morial New Orleans Exhibition Hall Authority, 5.00% due 7/15/2020 (Convention Center)	NR/A2	1,000,000	1,156,220
Ernest N. Morial New Orleans Exhibition Hall Authority, 5.00% due 7/15/2021 (Convention Center)	NR/A2	780,000	900,744
Ernest N. Morial New Orleans Exhibition Hall Authority, 5.00% due 7/15/2022 (Convention Center)	NR/A2	1,000,000	1,153,390
Jefferson Sales Tax District Parish of Jefferson, 5.00% due 12/1/2018 (Sewerage Capital Project; Insured: AGM)	AA/A2	2,000,000	2,316,960
Louisiana Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	A-/A3	10,265,000	10,589,887
Louisiana Energy & Power Authority, 5.00% due 1/1/2020 (Rodemacher Unit No. 2 Power)	A-/A3	1,000,000	1,163,490
Louisiana Energy & Power Authority, 5.00% due 1/1/2021 (Rodemacher Unit No. 2 Power)	A-/A3	1,000,000	1,169,070
Louisiana Energy & Power Authority, 5.00% due 6/1/2022 (LEPA Unit No. 1 Power; Insured: AGM)	AA/A2	1,000,000	1,195,760
Louisiana Energy & Power Authority, 5.00% due 1/1/2023 (Rodemacher Unit No. 2 Power)	A-/A3	1,415,000	1,657,701
Louisiana Energy & Power Authority, 5.00% due 6/1/2023 (LEPA Unit No. 1 Power; Insured: AGM)	AA/A2	750,000	902,228
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2014 (Community and Technical Colleges Facilities and SIS System; Insured: AGM)	AA-/A1	1,500,000	1,500,150
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2015 (Independence Stadium)	A/NR	1,000,000	1,017,180
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2016 (Independence Stadium)	A/NR	1,000,000	1,054,870
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2016 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,054,830
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2017 (Independence Stadium)	A/NR	1,265,000	1,371,184
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2017 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,072,820
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium)	A/NR	1,000,000	1,108,950
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2018 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,105,440
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2018 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	2,655,000	2,942,483
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2019 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,112,640
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2019 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	1,310,000	1,457,427
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 12/1/2020 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	1,200,000	1,419,444
Louisiana Offshore Terminal Authority, 5.00% due 10/1/2018 (Deepwater Oil Port-Loop LLC)	BBB/NR	22,000,000	24,647,920
Louisiana Offshore Terminal Authority, 2.125% due 10/1/2037 put 10/1/2015 (Deepwater Oil Port-Loop LLC)	BBB/A3	5,000,000	5,060,500
Louisiana Offshore Terminal Authority, 2.20% due 10/1/2040 put 10/1/2017 (Deepwater Oil Port-Loop LLC)	BBB/NR	6,000,000	6,036,480
Louisiana Public Facilities Authority, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	NR/Baa1	1,825,000	1,868,672
Louisiana Public Facilities Authority, 5.75% due 7/1/2015 (Franciscan Missionaries of Our Lady Health System; Insured: AGM)	AA/A2	1,325,000	1,374,104
Louisiana Public Facilities Authority, 2.875% due 11/1/2015 (Entergy Gulf States)	A-/A2	2,500,000	2,547,125
Louisiana Public Facilities Authority, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,057,140
Louisiana Public Facilities Authority, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	NR/Baa1	1,035,000	1,121,702
Louisiana Public Facilities Authority, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	NR/Baa1	2,000,000	2,172,540
Louisiana Public Facilities Authority, 5.00% due 6/1/2022 (Hurricane Recovery Program)	NR/Aa3	2,945,000	3,521,513
Louisiana Public Facilities Authority, 5.00% due 6/1/2023 (Hurricane Recovery Program)	NR/Aa3	5,000,000	6,019,200
Louisiana State Office Facilities Corp., 3.75% due 3/1/2015 (State Capitol)	AA-/Aa3	5,000,000	5,073,550
Louisiana State Office Facilities Corp., 5.00% due 5/1/2015 (State Capitol)	NR/Aa3	2,830,000	2,908,674
Louisiana State Office Facilities Corp., 5.00% due 5/1/2016 (State Capitol)	NR/Aa3	1,000,000	1,069,130
Louisiana State Office Facilities Corp., 5.00% due 5/1/2018 (State Capitol)	NR/Aa3	2,500,000	2,836,900
Louisiana State Office Facilities Corp., 5.00% due 5/1/2021 (State Capitol)	NR/Aa3	4,595,000	5,249,742
Parish of LaFourche, 5.00% due 1/1/2019 (Roads, Highways & Bridges)	AA-/NR	595,000	686,321
Parish of LaFourche, 5.00% due 1/1/2022 (Roads, Highways & Bridges)	AA-/NR	415,000	493,103
Parish of LaFourche, 5.00% due 1/1/2023 (Roads, Highways & Bridges)	AA-/NR	515,000	614,689
Parish of Orleans School District GO, 5.00% due 9/1/2016 (Insured: AGM)	AA/Aa3	4,500,000	4,855,320
Parish of Orleans School District GO, 5.00% due 9/1/2018 (Insured: AGM)	AA/Aa3	4,800,000	5,446,800
Parish of Orleans School District GO, 5.00% due 9/1/2020 (Insured: AGM)	AA/Aa3	3,840,000	4,455,898
Parish of Plaquemines Law Enforcement District GO, 5.00% due 9/1/2019	BBB+/NR	1,005,000	1,124,535
Parish of Plaquemines Law Enforcement District GO, 5.00% due 9/1/2021	BBB+/NR	1,115,000	1,220,167
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	14,000,000	14,932,540
Parish of St. Tammany Sales Tax District No. 3, 5.00% due 6/1/2017 pre-refunded 6/1/2016 (Public Works, Improvements and Facilities; Insured: CIFG)	AA-/NR	1,405,000	1,529,061
Parish of Terrebonne Hospital Service District No. 1, 4.00% due 4/1/2015 (Terrebonne General Medical Center)	A+/A2	575,000	583,573
Parish of Terrebonne Hospital Service District No. 1, 4.00% due 4/1/2017 (Terrebonne General Medical Center)	A+/A2	1,000,000	1,061,320
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2018 (Terrebonne General Medical Center)	A+/A2	1,000,000	1,108,890

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2019 (Terrebonne General Medical Center)	A+/A2	$1,810,000	$2,033,589
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2021 (Terrebonne General Medical Center)	A+/A2	2,320,000	2,613,642
Regional Transit Authority, 0% due 12/1/2015 (Streetcar Rail Lines; Insured: Natl-Re)	AA-/NR	3,085,000	2,931,151
Regional Transit Authority, 5.00% due 12/1/2017 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	755,000	848,884
Regional Transit Authority, 5.00% due 12/1/2019 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,000,000	1,164,760
Regional Transit Authority, 5.00% due 12/1/2021 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,000,000	1,154,170
Regional Transit Authority, 5.00% due 12/1/2022 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,110,000	1,265,256
State of Louisiana GO, 5.00% due 8/1/2017 (Insured: Natl-Re)	AA/Aa2	4,000,000	4,161,760

MAINE — 0.21%
Maine Finance Authority, 3.80% due 11/1/2015 (Waste Management, Inc.)	A-/NR	3,440,000	3,565,285
Maine Governmental Facilities Authority, 5.00% due 10/1/2020 (Augusta and Machias Courthouses)	AA-/Aa3	1,245,000	1,471,677
Maine Governmental Facilities Authority, 5.00% due 10/1/2021 (Augusta and Machias Courthouses)	AA-/Aa3	1,315,000	1,563,311
Maine Governmental Facilities Authority, 5.00% due 10/1/2022 (Augusta and Machias Courthouses)	AA-/Aa3	1,175,000	1,403,079
Maine Governmental Facilities Authority, 5.00% due 10/1/2023 (Augusta and Machias Courthouses)	AA-/Aa3	1,445,000	1,736,876
Maine Health & Higher Educational Facilities Authority, 5.00% due 7/1/2035 pre-refunded 7/1/2015 (Bowdoin College) (State Aid Withholding)	NR/A1	5,175,000	5,361,714

MARYLAND — 0.63%
Howard County GO, 5.00% due 8/15/2015 (Consolidated Public Improvements)	AAA/Aaa	6,000,000	6,254,940
Maryland Economic Development Corp., 5.00% due 6/1/2021 (Public Health Laboratory)	AA+/Aa1	8,725,000	10,437,456
Maryland Economic Development Corp., 4.00% due 6/1/2022 (Public Health Laboratory)	AA+/Aa1	8,245,000	9,159,535
Montgomery County GO, 4.00% due 11/1/2015 (Consolidated Public Improvements)	AAA/Aaa	5,160,000	5,374,140
State of Maryland GO, 4.00% due 8/1/2015 (Public and Educational Facilities)	AAA/Aaa	1,000,000	1,032,300
Washington Suburban Sanitary District GO, 5.00% due 6/1/2015 (Water and Sewer System Projects)	AAA/Aaa	11,500,000	11,875,705

MASSACHUSETTS — 1.32%
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2017	A-/NR	2,540,000	2,770,886
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2018	A-/NR	2,825,000	3,141,767
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2019	A-/NR	2,765,000	3,103,187
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2020	A-/NR	2,965,000	3,316,086
City of Northampton GO, 5.125% due 10/15/2016 (Insured: Natl-Re)	NR/Aa2	1,585,000	1,607,333
Massachusetts Development Finance Agency, 3.45% due 12/1/2015 (Carleton-Willard Village)	A-/NR	1,160,000	1,172,679
Massachusetts Development Finance Agency, 5.25% due 10/1/2023 (Simmons College)	BBB+/Baa1	595,000	690,260
Massachusetts Development Finance Agency, 5.75% due 12/1/2042 pre-refunded 5/1/2019 (Dominion Energy Brayton Point Station Units 1 and 2)	BBB+/Baa2	2,000,000	2,416,840
Massachusetts DFA, 0.03% due 10/1/2042 put 10/1/2014 (Boston University; LOC: TD Bank, N.A.) (daily demand notes)	AAA/Aa1	420,000	420,000
Massachusetts Educational Financing Authority, 5.25% due 1/1/2016	AA/NR	2,450,000	2,590,042
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	1,800,000	1,982,088
Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	AA/NR	11,170,000	12,662,982
Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	AA/NR	7,500,000	8,850,375
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2015 (UMass Memorial Health Care)	BBB+/Ba1	2,625,000	2,700,495
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2018 (UMass Memorial Health Care)	BBB+/Ba1	4,290,000	4,660,527
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2019 (Berkshire Health Systems; Insured: AGM)	AA/A3	1,750,000	1,817,830
Massachusetts Health & Educational Facilities Authority, 0.04% due 7/1/2044 put 10/1/2014 (Baystate Medical Center; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	AAA/Aa1	600,000	600,000
Massachusetts School Building Authority, 5.00% due 8/15/2027 pre-refunded 8/15/2015 (SMART Fund; Insured: Natl-Re)	AA+/Aa2	9,350,000	9,745,505
Massachusetts School Building Authority, 5.00% due 8/15/2030 pre-refunded 8/15/2015 (SMART Fund; Insured: AGM)	AA/Aa2	25,000,000	26,057,500
The Commonwealth of Massachusetts, 5.00% due 12/15/2014 (Federal Highway Grant Anticipation Trust Fund; Insured: AGM)	AAA/Aa1	2,325,000	2,348,831

MICHIGAN — 3.58%
Byron Center Michigan Public Schools, 4.00% due 5/1/2015 (Insured: Q-SBLF)	AA-/NR	1,985,000	2,027,459
Byron Center Michigan Public Schools, 4.00% due 5/1/2017 (Insured: AGM/Q-SBLF)	AA/NR	1,305,000	1,414,372
Byron Center Michigan Public Schools, 4.00% due 5/1/2018 (Insured: AGM/Q-SBLF)	AA/NR	1,935,000	2,138,755
Byron Center Michigan Public Schools, 4.00% due 5/1/2020 (Insured: AGM/Q-SBLF)	AA/NR	1,000,000	1,123,220
City of Battle Creek County of Calhoun GO, 5.00% due 5/1/2020 (Downtown Development; Insured: AMBAC)	AA/Aa3	3,200,000	3,527,488
City of Grand Haven, 5.50% due 7/1/2016 (Electric System; Insured: Natl-Re)	AA-/A3	3,890,000	4,129,468
County of Genesee GO, 3.00% due 11/1/2016 (Water Supply System; Insured: BAM)	AA/A2	615,000	641,402
County of Genesee GO, 5.00% due 11/1/2022 (Water Supply System; Insured: BAM)	AA/A2	600,000	682,488
Forest Hills Public Schools GO, 5.00% due 5/1/2020 (Insured: AGM)	AA/Aa2	7,490,000	7,691,032

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Fraser Public School District GO, 5.00% due 5/1/2021 (School Building & Site; Insured: AGM/Q-SBLF)	AA/Aa2	$1,000,000	$1,026,400
Kalamazoo Hospital Finance Authority, 4.00% due 5/15/2015 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,735,000	1,770,359
Kalamazoo Hospital Finance Authority, 4.00% due 5/15/2016 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,850,000	1,942,629
Kalamazoo Hospital Finance Authority, 4.50% due 5/15/2017 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,830,000	1,993,456
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA/A2	1,520,000	1,714,666
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA/A2	2,500,000	2,820,175
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2020 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,735,000	2,024,346
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2021 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	2,350,000	2,706,683
Livingston County GO, 4.00% due 5/1/2018 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,100,470
Livingston County GO, 4.00% due 5/1/2020 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,116,430
Livingston County GO, 4.00% due 5/1/2021 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,111,350
Livonia Public Schools School District GO, 4.00% due 5/1/2020 (School Building & Site)	A/A2	800,000	872,672
Livonia Public Schools School District GO, 5.00% due 5/1/2021 (School Building & Site)	A/A2	900,000	1,042,380
Michigan Finance Authority, 5.00% due 8/1/2019 (Ypsilanti Community Schools)	A+/NR	1,460,000	1,653,085
Michigan Finance Authority, 5.00% due 8/1/2020 (Ypsilanti Community Schools)	A+/NR	1,530,000	1,745,378
Michigan Finance Authority, 5.00% due 8/1/2021 (Ypsilanti Community Schools)	A+/NR	1,610,000	1,842,404
Michigan Finance Authority, 5.00% due 8/1/2022 (Ypsilanti Community Schools)	A+/NR	1,690,000	1,936,165
Michigan Municipal Bond Authority, 5.00% due 10/1/2020 (Clean Water Fund)	AAA/Aaa	505,000	528,745
Michigan State Hospital Finance Authority, 5.00% due 7/15/2015 (Oakwood Hospital)	A/A2	2,500,000	2,586,425
Michigan State Hospital Finance Authority, 5.50% due 11/15/2015 (Henry Ford Health System)	A-/A3	2,300,000	2,409,020
Michigan State Hospital Finance Authority, 5.00% due 7/15/2016 (Oakwood Hospital)	A/A2	1,205,000	1,295,110
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa2	3,330,000	3,642,620
Michigan State Hospital Finance Authority, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A+/A1	1,500,000	1,649,280
Michigan State Hospital Finance Authority, 5.50% due 11/15/2017 (Henry Ford Health System)	A-/A3	1,530,000	1,697,550
Michigan State Hospital Finance Authority, 5.00% due 7/15/2018 (Oakwood Hospital)	A/A2	1,000,000	1,099,980
Michigan State Hospital Finance Authority, 5.50% due 11/15/2018 (Henry Ford Health System)	A-/A3	3,500,000	3,958,185
Michigan State Hospital Finance Authority, 6.00% due 12/1/2018 (Trinity Health)	AA-/Aa2	2,000,000	2,375,880
Michigan State Hospital Finance Authority, 5.00% due 7/15/2019 (Oakwood Hospital)	A/A2	2,000,000	2,181,500
Michigan State Hospital Finance Authority, 5.00% due 10/1/2026 put 6/1/2017 (Ascension Health)	NR/Aa3	12,140,000	13,510,606
Michigan State Hospital Finance Authority, 5.75% due 12/1/2034 put 12/1/2015 (Trinity Health)	AA-/Aa2	9,800,000	10,417,596
Michigan State Housing Development Authority, 5.00% due 4/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	655,000	664,137
Michigan State Housing Development Authority, 4.00% due 10/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	1,715,000	1,821,347
Michigan Strategic Fund, 5.00% due 10/15/2017 (Michigan House of Representatives Facilities; Insured: AGM)	AA/A1	2,000,000	2,212,420
Michigan Strategic Fund, 5.25% due 10/15/2019 (Michigan House of Representatives Facilities; Insured: AGM)	AA/A1	2,550,000	2,927,910
Michigan Strategic Fund, 5.25% due 10/15/2020 (Michigan House of Representatives Facilities; Insured: AGM)	AA/A1	4,025,000	4,614,703
Michigan Strategic Fund, 5.50% due 8/1/2029 put 8/1/2016 (Detroit Edison Co. Exempt Facilities Project)	A/Aa3	5,160,000	5,544,472
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2018 (Insured: Q-SBLF)	NR/Aa2	1,500,000	1,650,705
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2019 (Insured: Q-SBLF)	NR/Aa2	1,000,000	1,112,450
Plymouth-Canton Community Schools GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	NR/Aa2	1,000,000	1,169,350
Romeo Community School District GO, 5.00% due 5/1/2018 (Insured: Natl-Re/Q-SBLF)	AA-/Aa2	3,050,000	3,131,862
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2017 (William Beaumont Hospital Obligated Group)	A/A1	5,855,000	6,570,598
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2020 (William Beaumont Hospital Obligated Group)	A/A1	1,200,000	1,411,464
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2021 (William Beaumont Hospital Obligated Group)	A/A1	2,500,000	2,951,650
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2023 (William Beaumont Hospital Obligated Group)	A/A1	1,240,000	1,470,454
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2024 (William Beaumont Hospital Obligated Group)	A/A1	2,000,000	2,366,260
School District of the City of Dearborn GO, 3.00% due 5/1/2015 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	435,000	441,760
School District of the City of Dearborn GO, 3.00% due 5/1/2019 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	445,000	475,167
School District of the City of Dearborn GO, 4.00% due 5/1/2020 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	350,000	390,751
School District of the City of Dearborn GO, 4.00% due 5/1/2021 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	570,000	633,470
School District of the City of Dearborn GO, 4.00% due 5/1/2022 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	535,000	591,459
School District of the City of Dearborn GO, 4.00% due 5/1/2023 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	625,000	687,906
School District of the City of Detroit GO, 5.00% due 5/1/2020 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa2	2,200,000	2,514,688
School District of the City of Detroit GO, 5.00% due 5/1/2021 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa2	4,000,000	4,569,920
School District of the City of Detroit GO, 5.00% due 5/1/2022 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa2	3,000,000	3,422,640
Sparta Area Schools, Counties of Kent and Ottawa GO, 4.00% due 5/1/2016 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,000,000	1,050,820
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2017 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,085,000	1,193,185
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2018 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,285,000	1,448,658
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2020 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,335,000	1,552,592
St. Johns Public Schools GO, 5.00% due 5/1/2021 (Insured: Natl-Re/FGIC/Q-SBLF)	AA-/Aa3	1,000,000	1,172,390
State Building Authority of the State of Michigan, 5.00% due 10/15/2015 (Higher Education Facilities Program)	A+/Aa3	4,000,000	4,196,640
State Building Authority of the State of Michigan, 5.00% due 10/15/2015 (Higher Education Facilities Program; Insured: AMBAC)	A+/Aa3	6,000,000	6,294,960
State Building Authority of the State of Michigan, 5.00% due 10/15/2016 (Higher Education Facilities Program)	A+/Aa3	6,305,000	6,867,595
State Building Authority of the State of Michigan, 5.50% due 10/15/2017 (Various Correctional Institutions, Higher Education and Other State Facilities)	A+/Aa3	4,150,000	4,730,958
State Building Authority of the State of Michigan, 5.00% due 10/15/2020 (Higher Education Facilities Program)	A+/Aa3	1,000,000	1,167,350

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
State Building Authority of the State of Michigan, 5.00% due 10/15/2021 (Higher Education Facilities Program)	A+/Aa3	$1,000,000	$1,173,750
State Building Authority of the State of Michigan, 5.00% due 10/15/2022 (Higher Education Facilities Program)	A+/Aa3	3,000,000	3,534,120
State Building Authority of the State of Michigan, 5.00% due 10/15/2023 (Higher Education Facilities Program)	A+/Aa3	7,715,000	9,156,625
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2018 (Technology Infrastructure Improvements;
Insured: Q-SBLF)	AA-/NR	1,725,000	1,898,311
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2019 (Technology Infrastructure Improvements;
Insured: Q-SBLF)	AA-/NR	9,925,000	11,041,066
Warren Consolidated School District GO, 4.00% due 5/1/2015 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,021,390
Warren Consolidated School District GO, 4.00% due 5/1/2017 (Insured: Q-SBLF)	AA-/NR	1,035,000	1,118,038
Warren Consolidated School District GO, 5.00% due 5/1/2018 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,135,510
Warren Consolidated School District GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,169,350
Warren Consolidated School District GO, 5.00% due 5/1/2021 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,172,390
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport; Insured: Natl-Re)	AA-/A2	1,000,000	1,123,400
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport)	A/A2	2,420,000	2,718,628
Wayne County Airport Authority, 5.00% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	12,645,000	14,653,658
Wayne County Airport Authority, 5.50% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	2,600,000	3,076,944
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	4,395,000	5,263,452
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	3,115,000	3,730,524
Western Townships Utilities Authority GO, 5.00% due 1/1/2015 (Sewage Disposal System)	AA/NR	1,870,000	1,891,935
Western Townships Utilities Authority GO, 5.00% due 1/1/2016 (Sewage Disposal System)	AA/NR	1,670,000	1,764,155
Western Townships Utilities Authority GO, 5.00% due 1/1/2017 (Sewage Disposal System)	AA/NR	1,500,000	1,643,190
Western Townships Utilities Authority GO, 5.00% due 1/1/2018 (Sewage Disposal System)	AA/NR	1,500,000	1,691,535

MINNESOTA — 1.21%
Cities of Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2017 (Insured: AMBAC)	AA-/NR	8,005,000	8,812,785
City of St. Cloud, 5.00% due 5/1/2015 (CentraCare Health System)	NR/A1	1,000,000	1,027,820
City of St. Cloud, 5.00% due 5/1/2016 (CentraCare Health System)	NR/A1	1,250,000	1,339,713
City of St. Cloud, 5.00% due 5/1/2017 (CentraCare Health System)	NR/A1	2,920,000	3,241,784
City of St. Cloud, 5.00% due 5/1/2017 (CentraCare Health System)	NR/A1	1,000,000	1,110,200
City of St. Cloud, 5.00% due 5/1/2018 (CentraCare Health System)	NR/A1	3,105,000	3,523,026
City of St. Cloud, 5.00% due 5/1/2019 (CentraCare Health System)	NR/A1	3,495,000	4,035,222
City of St. Cloud, 5.00% due 5/1/2020 (CentraCare Health System)	NR/A1	3,310,000	3,869,224
City of St. Paul Housing & Redevelopment Authority, 5.00% due 2/1/2018 (Gillette Children’s Specialty Healthcare Project)	A-/NR	1,255,000	1,381,416
City of St. Paul Housing & Redevelopment Authority, 5.25% due 2/1/2020 (Gillette Children’s Specialty Healthcare Project)	A-/NR	2,010,000	2,237,110
City of St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2021 (Regions Hospital)	A/A2	1,070,000	1,144,675
County of Clay GO, 3.00% due 4/1/2018 (State-Aid Road Improvements)	AA/NR	1,225,000	1,315,283
Eden Prairie ISD No. 272 GO, 4.00% due 2/1/2015 (Minnesota School District Credit Enhancement Program)	NR/Aa2	7,170,000	7,263,138
Le Sueur-Henderson ISD No. 2397 GO, 3.00% due 4/1/2021 (Minnesota School District Credit Enhancement Program)	AA+/NR	1,125,000	1,205,933
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2015 (Essential Health; Insured: AGM)	AA/NR	1,335,000	1,357,134
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2017 (Essential Health; Insured: AGM)	AA/NR	2,500,000	2,739,225
Minnesota Public Facilities Authority PCR, 5.25% due 3/1/2015	AAA/Aaa	1,000,000	1,021,560
Northern Municipal Power Agency, 5.00% due 1/1/2019 (Electric System)	A-/A3	5,000,000	5,769,650
Northern Municipal Power Agency, 5.00% due 1/1/2020 (Electric System)	A-/A3	3,500,000	4,099,095
Port Authority of the City of St. Paul, 5.00% due 12/1/2017 (Minnesota Andersen Office Building)	AA/Aa2	4,945,000	5,599,421
Port Authority of the City of St. Paul, 4.00% due 12/1/2018 (Minnesota Freeman Office Building)	AA/Aa2	3,925,000	4,394,351
Port Authority of the City of St. Paul, 5.00% due 12/1/2019 (Minnesota Freeman Office Building)	AA/Aa2	2,000,000	2,357,040
Port Authority of the City of St. Paul, 5.00% due 12/1/2020 (Minnesota Freeman Office Building)	AA/Aa2	2,675,000	3,191,275
Port Authority of the City of St. Paul, 5.00% due 12/1/2021 (Minnesota Andersen Office Building)	AA/Aa2	965,000	1,160,162
Port Authority of the City of St. Paul, 5.00% due 12/1/2022 (Minnesota Andersen Office Building)	AA/Aa2	1,250,000	1,517,988
State of Minnesota GO, 5.00% due 8/1/2015 (Educational and Recreational Facilities Improvements) (ETM)	NR/NR	165,000	171,674
State of Minnesota GO, 5.00% due 8/1/2015 (Educational and Recreational Facilities Improvements)	AA+/Aa1	9,835,000	10,234,793

MISSISSIPPI — 0.45%
City of Jackson GO, 5.00% due 10/1/2016 (Insured: AMBAC)	AA-/Aa2	1,500,000	1,564,875
Lamar County School District GO, 3.00% due 6/1/2016 (Educational and Performing Arts Capital Projects)	A/NR	1,800,000	1,870,974
Lamar County School District GO, 3.50% due 6/1/2017 (Educational and Performing Arts Capital Projects)	A/NR	1,700,000	1,818,014
Medical Center Educational Building, 4.00% due 6/1/2015 (University of Mississippi Medical Center)	AA-/Aa2	2,325,000	2,381,288
Medical Center Educational Building, 4.00% due 6/1/2016 (University of Mississippi Medical Center)	AA-/Aa2	3,300,000	3,480,873
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,175,580
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,763,370
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Madison County Highway)	AA-/Aa3	2,000,000	2,371,620
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Harrison County Highway)	AA-/Aa3	2,500,000	2,964,525
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Harrison County Highway)	AA-/Aa3	1,000,000	1,192,640
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,192,640

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Harrison County Highway)	AA-/Aa3	$1,500,000	$1,794,075
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Madison County Highway)	AA-/Aa3	1,250,000	1,495,063
Mississippi Development Bank, 4.75% due 7/1/2017 (Canton GO Public Improvement Project)	NR/NR	880,000	922,742
Mississippi Development Bank, 5.00% due 8/1/2018 (Department of Corrections)	AA-/NR	4,910,000	5,586,205

MISSOURI — 1.61%
Cass County COP, 4.00% due 5/1/2015	A/NR	1,000,000	1,018,730
Cass County COP, 4.00% due 5/1/2018	A/NR	2,255,000	2,429,537
Cass County COP, 4.50% due 5/1/2019	A/NR	1,270,000	1,403,198
Cass County COP, 5.00% due 5/1/2020	A/NR	2,255,000	2,567,408
Cass County COP, 5.00% due 5/1/2021	A/NR	1,750,000	1,960,980
City of Lee’s Summit GO, 3.00% due 4/1/2015	NR/Aa1	1,275,000	1,293,449
Jackson County, 4.00% due 12/1/2014 (Truman Sports Complex)	NR/A1	2,580,000	2,596,873
Jackson County, 5.00% due 12/1/2014 (Truman Sports Complex; Insured: AMBAC)	A/Aa3	7,900,000	7,965,017
Jackson County, 4.00% due 12/1/2016 (Parking Facility Projects)	NR/Aa3	500,000	536,715
Jackson County, 4.00% due 12/1/2017 (Parking Facility Projects)	NR/Aa3	500,000	547,575
Jackson County, 4.00% due 12/1/2019 (Parking Facility Projects)	NR/Aa3	500,000	555,135
Jackson County, 4.00% due 12/1/2021 (Parking Facility Projects)	NR/Aa3	1,000,000	1,106,510
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Redevelopment District) (ETM)	NR/NR	695,000	803,309
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Redevelopment District)	AA-/A1	1,305,000	1,487,635
Kansas City Municipal Assistance Corp., 5.00% due 4/15/2018 (Bartle Music Hall and Municipal Auditorium Parking Garage; Insured: Natl-Re)	AA/A1	1,000,000	1,125,110
Kansas City Municipal Assistance Corp., 0% due 4/15/2021 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	10,055,000	8,551,375
Kansas City Municipal Assistance Corp., 0% due 4/15/2022 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	5,040,000	4,121,006
Missouri Development Finance Board, 4.00% due 6/1/2015 (City of Independence Electric System Projects)	A/NR	1,000,000	1,022,440
Missouri Development Finance Board, 4.00% due 6/1/2016 (City of Independence Electric System Projects)	A/NR	1,560,000	1,639,310
Missouri Development Finance Board, 5.00% due 6/1/2017 (City of Independence Electric System Projects)	A/NR	1,525,000	1,670,500
Missouri Development Finance Board, 5.00% due 6/1/2018 (City of Independence Electric System Projects)	A/NR	1,705,000	1,908,696
Missouri Development Finance Board, 4.00% due 6/1/2019 (City of Independence Electric System Projects)	A/NR	1,000,000	1,087,310
Missouri Development Finance Board, 5.00% due 6/1/2019 (City of Independence Electric System Projects)	A/NR	1,790,000	2,025,636
Missouri Development Finance Board, 4.00% due 6/1/2020 (City of Independence Electric System Projects)	A/NR	1,265,000	1,371,665
Missouri Development Finance Board, 5.00% due 6/1/2020 (City of Independence Electric System Projects)	A/NR	1,000,000	1,137,020
Missouri Development Finance Board, 4.00% due 6/1/2021 (City of Independence Electric System Projects)	A/NR	2,465,000	2,662,619
Missouri Development Finance Board, 4.00% due 6/1/2022 (City of Independence Electric System Projects)	A/NR	3,155,000	3,391,120
Missouri Development Finance Board, 0.04% due 12/1/2033 put 10/1/2014 (The Nelson Gallery Foundation; SPA: Northern Trust Co.) (daily demand notes)	AAA/Aaa	13,180,000	13,180,000
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2015 (Webster University)	NR/A2	2,155,000	2,196,635
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2016 (Webster University)	NR/A2	1,685,000	1,775,147
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2017 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,094,860
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2019 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,135,240
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2020 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,136,950
Platte County, 4.00% due 4/1/2017 (Community & Resource Centers)	NR/A1	1,500,000	1,591,785
Platte County, 4.00% due 4/1/2018 (Community & Resource Centers)	NR/A1	2,110,000	2,268,039
Platte County, 5.00% due 4/1/2019 (Community & Resource Centers)	NR/A1	2,000,000	2,250,740
Platte County, 5.00% due 4/1/2021 (Community & Resource Centers)	NR/A1	2,440,000	2,780,917
Southeast Missouri State University, 4.00% due 4/1/2015 (City of Cape Girardeau Campus System Facilities)	A/NR	600,000	611,286
Southeast Missouri State University, 5.00% due 4/1/2016 (City of Cape Girardeau Campus System Facilities)	A/NR	750,000	799,237
Southeast Missouri State University, 5.00% due 4/1/2018 (City of Cape Girardeau Campus System Facilities)	A/NR	1,165,000	1,317,289
Southeast Missouri State University, 5.00% due 4/1/2020 (City of Cape Girardeau Campus System Facilities)	A/NR	2,825,000	3,282,961
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2019 (State Aid Withholding)	AA+/NR	1,615,000	1,802,501
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2020 (State Aid Withholding)	AA+/NR	1,600,000	1,799,264
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2021 (State Aid Withholding)	AA+/NR	2,055,000	2,318,554
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2022 (State Aid Withholding)	AA+/NR	3,300,000	3,728,340
St. Louis Municipal Finance Corp., 5.00% due 2/15/2015 (City Justice Center)	A/A1	1,250,000	1,270,625
St. Louis Municipal Finance Corp., 5.00% due 2/15/2016 (City Justice Center)	A/A1	2,065,000	2,180,289
St. Louis Municipal Finance Corp., 5.00% due 2/15/2017 (City Justice Center)	A/A1	2,000,000	2,171,880
St. Louis Municipal Finance Corp., 5.00% due 2/15/2018 (City Justice Center)	A/A1	3,865,000	4,288,643

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
MONTANA — 0.25%
City of Forsyth PCR, 0.06% due 1/1/2018 put 10/1/2014 (PacifiCorp; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	A+/Aa3	$17,475,000	$17,475,000

NEVADA — 1.26%
Carson City, 4.00% due 9/1/2015 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,026,010
Carson City, 4.00% due 9/1/2016 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,045,000	1,098,640
Carson City, 5.00% due 9/1/2019 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,129,330
Carson City, 5.00% due 9/1/2020 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,138,890
Carson City, 5.00% due 9/1/2022 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	2,450,000	2,796,748
City of Las Vegas COP, 5.00% due 9/1/2016 (City Hall)	AA-/Aa3	4,000,000	4,306,280
City of Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	AA-/Aa3	4,300,000	4,757,692
City of Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	AA-/Aa3	4,000,000	4,499,960
City of Las Vegas GO, 7.00% due 4/1/2017 (Performing Arts Center)	AA/Aa2	1,825,000	2,108,787
City of Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	AA/Aa2	2,095,000	2,526,235
City of Reno, 5.25% due 6/1/2016 (Washoe Medical Center; Insured: AGM)	AA/A2	1,100,000	1,178,771
City of Reno, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: AGM)	AA/A2	1,000,000	1,134,270
Clark County GO, 5.00% due 11/1/2014 (Flood Control)	AA/Aa1	4,000,000	4,016,960
Clark County GO, 5.00% due 11/1/2017 (Southern Nevada Water Authority; Insured: AMBAC)	AA/Aa1	1,310,000	1,430,245
Clark County GO, 5.00% due 3/1/2019 (University Medical Center of Southern Nevada; Insured: Natl-Re)	AA/Aa1	1,850,000	1,886,667
Clark County GO, 5.00% due 3/1/2020 (University Medical Center of Southern Nevada; Insured: Natl-Re)	AA/Aa1	2,130,000	2,171,727
Clark County Improvement District, 5.00% due 12/1/2015 (Insured: AMBAC)	BBB+/NR	1,635,000	1,701,021
Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	AA/Aa2	6,535,000	7,385,138
Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	AA/Aa2	3,000,000	3,464,460
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2015 (Insured: AMBAC)	A+/A1	4,845,000	5,017,676
Las Vegas Convention & Visitors Authority, 5.00% due 7/1/2019 (Insured: AMBAC)	A+/A1	6,000,000	6,210,960
Las Vegas Valley Water District GO, 5.00% due 6/1/2016	AA+/Aa2	1,000,000	1,076,250
Las Vegas Valley Water District GO, 5.00% due 6/1/2017	AA+/Aa2	1,050,000	1,170,865
Las Vegas Valley Water District GO, 5.00% due 6/1/2019	AA+/Aa2	1,000,000	1,165,110
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA+/Aa2	4,255,000	5,019,794
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA+/Aa2	5,080,000	5,993,079
Las Vegas Valley Water District GO, 5.00% due 6/1/2021	AA+/Aa2	5,000,000	5,935,350
State of Nevada GO, 5.00% due 2/1/2017 pre-refunded 2/1/2015 (Cultural Affairs and Capital Improvement)	AA/Aa2	700,000	711,473
State of Nevada GO, 5.00% due 12/1/2021 (Municipal Bond Bank Project Nos. R-9A through R-13F; Insured: AGM)	AA/Aa2	1,095,000	1,129,909
University and Community College System of Nevada, 5.00% due 7/1/2016 pre-refunded 7/1/2015 (Reno Campus Library Facility; Insured: AGM)	AA/Aa2	370,000	383,468
Washoe County GO, 5.00% due 7/1/2021 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	1,700,000	1,989,629
Washoe County GO, 5.00% due 7/1/2022 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	2,500,000	2,885,275

NEW HAMPSHIRE — 0.42%
New Hampshire Health and Education Facilities Authority, 5.00% due 10/1/2016 (Southern New Hampshire Medical Center)	A-/NR	1,260,000	1,357,070
New Hampshire Health and Education Facilities Authority, 5.00% due 10/1/2017 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,105,800
New Hampshire Health and Education Facilities Authority, 0.04% due 6/1/2031 put 10/1/2014 (Dartmouth College; SPA: JPMorgan Chase Bank N.A.) (daily demand notes)	AA+/Aa1	4,230,000	4,230,000
New Hampshire Health and Education Facilities Authority, 0.09% due 7/1/2033 put 10/1/2014 (University System of New Hampshire; SPA: Wells Fargo Bank N.A.) (daily demand notes)	NR/Aa3	880,000	880,000
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: Natl-Re)	AA-/A1	2,985,000	3,242,695
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: Natl-Re)	AA-/A1	3,130,000	3,517,181
New Hampshire Municipal Bond Bank, 5.25% due 8/15/2020	AA/Aa3	1,000,000	1,204,690
New Hampshire Municipal Bond Bank, 5.25% due 8/15/2022	AA/Aa3	2,770,000	3,388,264
New Hampshire Turnpike System, 5.00% due 2/1/2016	A+/A1	3,000,000	3,185,400
New Hampshire Turnpike System, 5.00% due 2/1/2017	A+/A1	2,425,000	2,672,302
New Hampshire Turnpike System, 5.00% due 2/1/2018	A+/A1	1,295,000	1,468,919
New Hampshire Turnpike System, 5.00% due 2/1/2020	A+/A1	1,000,000	1,174,260
New Hampshire Turnpike System, 5.00% due 2/1/2021	A+/A1	1,260,000	1,487,606
State of New Hampshire, 5.00% due 9/1/2015 (I-93 Salem to Manchester Project)	AA/A2	825,000	861,275

NEW JERSEY — 1.89%
Burlington County Bridge Commission, 2.00% due 12/1/2014 (County Governmental Loan Program)	AA/Aa2	2,140,000	2,146,698
Burlington County Bridge Commission, 3.00% due 12/1/2015 (County Governmental Loan Program)	AA/Aa2	1,245,000	1,284,803
Burlington County Bridge Commission, 3.00% due 12/1/2016 (County Governmental Loan Program)	AA/Aa2	1,000,000	1,053,830
Burlington County Bridge Commission, 5.00% due 12/1/2018 (County Governmental Loan Program)	AA/Aa2	1,000,000	1,158,410
Camden County Improvement Authority, 5.00% due 7/1/2015 (Cooper Medical School)	A+/A2	2,990,000	3,092,108

32    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Camden County Improvement Authority, 5.00% due 7/1/2016 (Cooper Medical School)	A+/A2	$3,040,000	$3,262,315
City of Paterson, 4.25% due 6/15/2015 (City Capital Projects; Insured: AGM) (State Aid Withholding) (ETM)	NR/A2	1,275,000	1,312,192
City of Paterson GO, 3.50% due 3/15/2017 (Debt Restructuring & City Capital Projects) (State Aid Withholding)	NR/A2	950,000	997,937
County of Bergen GO, 3.25% due 11/1/2014 (General Improvement, Special Services, Vocational School Projects)	NR/Aaa	920,000	922,493
County of Essex GO, 4.00% due 6/1/2016	NR/Aa2	500,000	530,710
County of Hudson COP, 6.25% due 12/1/2014 (Correctional Facility Lease-Purchase; Insured: Natl-Re)	AA-/A3	1,500,000	1,513,620
County of Hudson COP, 6.25% due 12/1/2016 (Correctional Facility Lease-Purchase; Insured: Natl-Re)	AA-/A3	550,000	606,705
Essex County Improvement Authority, 5.125% due 10/1/2016 (Insured: Natl-Re)	NR/Aa2	2,545,000	2,555,511
Gloucester County Improvement Authority, 2.125% due 12/1/2029 put 12/1/2017 (Waste Management, Inc. Project)	A-/NR	2,000,000	2,079,880
Hudson County Improvement Authority, 5.25% due 10/1/2014 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	3,000,000	3,000,390
Hudson County Improvement Authority, 4.75% due 10/1/2015 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	2,000,000	2,081,720
[a] Hudson County Improvement Authority, 4.75% due 10/1/2016 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	3,155,000	3,392,256
Hudson County Improvement Authority, 4.75% due 10/1/2017 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	4,065,000	4,477,272
Hudson County Improvement Authority, 4.75% due 10/1/2018 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	2,000,000	2,242,480
Hudson County Improvement Authority, 4.75% due 10/1/2019 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	4,390,000	4,970,885
Hudson County Improvement Authority, 5.375% due 10/1/2020 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	2,020,000	2,371,339
Middlesex County Improvement Authority, 5.00% due 9/15/2015 (Parks, Open Space, Playgrounds for Public Recreation)	AAA/Aa2	500,000	523,140
Monmouth County Improvement Authority, 5.00% due 12/1/2016 (Insured: AMBAC)	NR/NR	1,000,000	1,083,170
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	1,004,480
New Jersey EDA, 5.00% due 12/15/2016 (School Facilities Construction)	A-/A2	10,950,000	11,961,232
New Jersey EDA, 5.00% due 9/1/2018 pre-refunded 9/1/2015 (School Facilities Construction; Insured: Natl-Re)	AA+/A2	3,000,000	3,133,830
New Jersey EDA, 5.50% due 12/15/2019 (School Facilities Construction; Insured: AMBAC)	A-/A2	5,525,000	6,438,006
New Jersey EDA, 5.00% due 9/1/2020 (School Facilities Construction)	A-/A2	500,000	571,415
New Jersey EDA, 5.00% due 3/1/2023 (School Facilities Construction)	A-/A2	4,000,000	4,571,080
New Jersey EDA, 5.75% due 9/1/2023 (School Facilities Construction)	A-/A2	5,505,000	6,394,443
New Jersey EDA, 5.00% due 3/1/2025 (School Facilities Construction)	A-/A2	4,575,000	5,188,828
New Jersey Educational Facilities Authority, 5.00% due 9/1/2016 (Higher Education Capital Improvement; Insured: AGM)	AA/A2	675,000	703,890
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2015 (St. Peter’s University Hospital)	BB+/Ba1	3,520,000	3,611,802
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2023 (Virtua Health Issue)	A+/NR	535,000	635,853
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2024 (Virtua Health Issue)	A+/NR	1,000,000	1,189,420
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017	AA/Aa2	1,910,000	2,140,289
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2018	AA/Aa2	3,000,000	3,403,230
New Jersey Higher Educational Assistance Authority, 5.25% due 12/1/2019	AA/Aa2	5,650,000	6,571,458
New Jersey Transit Corp., 5.00% due 9/15/2021 (Urban Public Transportation Capital Improvement)	A/A3	3,395,000	3,879,806
New Jersey Transit Corp. COP, 5.00% due 9/15/2019 pre-refunded 9/15/2015 (Multi-Level Rail Cars and Parts; Insured: Natl-Re)	AA-/A3	975,000	1,020,299
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019 (State Transportation System)	A-/A2	1,000,000	1,133,200
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019 pre-refunded 6/15/2015 (State Transportation System; Insured: AGM)	AA+/NR	1,450,000	1,499,982
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2020 (State Transportation System)	A-/A2	1,000,000	1,140,750
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2021 (State Transportation System)	A-/A2	2,360,000	2,694,931
New Jersey Transportation Trust Fund Authority, 5.25% due 12/15/2023 (State Transportation System; Insured: AMBAC)	A-/A2	3,545,000	4,143,148
Ocean Township Municipal Utility Authority, 6.00% due 8/1/2017 (Insured: Natl-Re)	AA-/A3	2,065,000	2,222,704
Passaic Valley Sewer Commissioners GO, 5.625% due 12/1/2018 (Sewer System)	NR/A2	1,210,000	1,405,100
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2019 (Sewer System)	NR/A2	2,000,000	2,366,500
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2020 (Sewer System)	NR/A2	2,800,000	3,352,524
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2021 (Sewer System)	NR/A2	1,000,000	1,208,780
Township of Plainsboro GO, 4.00% due 5/1/2015 (General Improvement)	NR/Aa1	1,000,000	1,021,890
Township of Wayne GO, 2.00% due 2/15/2018 (General Improvements and Water Utility System)	AA+/Aaa	1,295,000	1,343,355

NEW MEXICO — 0.93%
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2016 pre-refunded 7/1/2015 (San Juan-Chama Drinking Water Project; Insured: AMBAC)	AA+/Aa2	1,800,000	1,865,520
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	2,300,000	2,709,170
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2021 pre-refunded 8/1/2016 (Educational Facilities) (State Aid Withholding)	AA/Aa1	2,425,000	2,631,804
City of Farmington PCR, 1.875% due 6/1/2032 put 9/1/2017 (El Paso Electric Co.-Four Corners Project)	BBB/Baa1	3,000,000	3,034,260
City of Gallup PCR, 5.00% due 8/15/2016 (Tri-State Generation and Transmission Assoc., Inc.; Insured: AMBAC)	A/A3	2,500,000	2,591,575
City of Santa Fe, 4.50% due 5/15/2022 (El Castillo Retirement Residences)	BBB-/NR	2,585,000	2,678,241
Incorporated County of Los Alamos, 5.50% due 6/1/2017	AA+/A1	2,365,000	2,665,237
Incorporated County of Los Alamos, 5.50% due 6/1/2018	AA+/A1	2,205,000	2,560,711
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	6,000,000	6,568,620

Certified Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2018 (Student Loans)	AAA/Aaa	$5,000,000	$5,791,700
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2021 (Student Loans)	AAA/Aaa	3,000,000	3,509,220
New Mexico Finance Authority, 3.00% due 6/15/2015 (State Highway Infrastructure Projects)	AAA/Aa1	900,000	918,360
Regents of New Mexico State University, 5.00% due 4/1/2020 (Corbett Center Student Union & NMSU Golf Course)	AA/Aa3	3,095,000	3,658,847
Regents of New Mexico State University, 5.00% due 4/1/2021 (Corbett Center Student Union & NMSU Golf Course)	AA/Aa3	1,845,000	2,205,531
Regents of New Mexico State University, 5.00% due 4/1/2022 (Corbett Center Student Union & NMSU Golf Course)	AA/Aa3	1,250,000	1,503,588
Santa Fe Public School District GO, 3.00% due 8/1/2015 (District School Building and Renovation Program) (State Aid Withholding)	AA/Aa1	1,000,000	1,023,720
State of New Mexico, 5.00% due 7/1/2015 (Statewide Capital Project Funding)	AA/Aa1	8,200,000	8,499,710
State of New Mexico, 5.00% due 7/1/2016 (Statewide Capital Project Funding)	AA/Aa1	10,265,000	11,100,160

NEW YORK — 9.91%
Amherst Development Corp., 5.00% due 10/1/2015 (Student Housing; Insured: AGM)	AA/A2	2,035,000	2,126,901
City of Long Beach School District GO, 3.50% due 5/1/2022 (Insured: AGM) (State Aid Withholding)	AA/Aa2	1,600,000	1,712,000
City of New York GO, 5.00% due 8/1/2017 pre-refunded 8/1/2015 (City Budget Financial Management)	NR/NR	990,000	1,030,214
City of New York GO, 5.00% due 8/1/2017 (City Budget Financial Management)	NR/Aa2	10,000	10,400
City of New York GO, 0.04% due 8/1/2021 put 10/1/2014 (City Budget Financial Management; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	AAA/Aa1	2,900,000	2,900,000
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	3,000,000	3,576,540
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	9,000,000	10,729,620
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	7,350,000	8,762,523
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	7,775,000	9,269,200
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	3,000,000	3,594,750
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	6,625,000	7,938,406
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	20,000,000	23,965,000
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	13,075,000	15,667,119
City of New York GO, 5.00% due 4/1/2023 pre-refunded 4/1/2015 (City Budget Financial Management)	NR/NR	6,090,000	6,239,327
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	9,520,000	11,477,883
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	12,985,000	15,655,495
City of New York GO, 5.00% due 8/1/2024 (City Budget Financial Management)	AA/Aa2	40,145,000	48,860,479
City School District of the City of Rome GO, 5.00% due 6/15/2017 (Insured: Natl-Re) (State Aid Withholding)	NR/Aa3	1,635,000	1,689,135
Erie County Individual Development Agency, 5.00% due 5/1/2015 (Buffalo School District) (ETM)	NR/NR	1,395,000	1,434,841
Erie County Individual Development Agency, 5.00% due 5/1/2015 (Buffalo School District)	AA/Aa2	1,605,000	1,650,871
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District) (ETM)	NR/NR	4,090,000	4,395,768
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District)	AA/Aa2	4,705,000	5,052,041
Erie County Individual Development Agency, 5.00% due 5/1/2017 (Buffalo School District)	AA/Aa2	7,265,000	8,086,744
Erie County Individual Development Agency, 5.00% due 5/1/2018 (Buffalo School District)	AA/Aa2	5,000,000	5,721,850
Metropolitan Transportation Authority, 5.00% due 11/15/2020	AA-/A2	12,955,000	15,366,573
Metropolitan Transportation Authority, 5.00% due 11/15/2020	AA/NR	2,000,000	2,384,440
Metropolitan Transportation Authority, 5.00% due 11/15/2021	AA-/A2	24,325,000	29,043,807
Monroe County Industrial Development Corp., 5.00% due 6/1/2018 (St. John Fisher College)	BBB+/NR	1,425,000	1,577,532
Monroe County Industrial Development Corp., 5.00% due 6/1/2019 (St. John Fisher College)	BBB+/NR	1,030,000	1,155,330
Monroe County Industrial Development Corp., 5.00% due 6/1/2022 (St. John Fisher College)	BBB+/NR	2,000,000	2,245,960
Nassau County IDA, 5.25% due 3/1/2018 (New York Institute of Technology)	BBB+/Baa2	1,260,000	1,398,827
Nassau County IDA, 5.25% due 3/1/2020 (New York Institute of Technology)	BBB+/Baa2	1,715,000	1,954,380
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2019 (Healthcare Facilities Improvements)	A+/Aa3	2,700,000	3,111,696
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	10,000,000	11,664,500
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2021 (Healthcare Facilities Improvements)	A+/Aa3	2,615,000	3,006,936
New York City Housing Development Corp., 0.80% due 11/1/2015 (Multi-Family Housing)	AA+/Aa2	1,820,000	1,820,801
New York City Municipal Water Finance Authority, 0.04% due 6/15/2043 put 10/1/2014 (Water and Sewer System; SPA: JPMorgan Chase Bank N.A.) (daily demand notes)	AA+/Aa2	3,400,000	3,400,000
New York City Municipal Water Finance Authority, 0.03% due 6/15/2035 put 10/1/2014 (Water and Sewer System; SPA: Bayerische Landesbank) (daily demand notes)	AAA/Aa1	46,115,000	46,115,000
New York City Municipal Water Finance Authority, 0.03% due 6/15/2045 put 10/1/2014 (Water and Sewer System) (daily demand notes)	AAA/Aa1	500,000	500,000
New York City Municipal Water Finance Authority, 0.03% due 6/15/2045 put 10/1/2014 (Water and Sewer System; SPA: Northern Trust Company) (daily demand notes)	AAA/Aa1	1,450,000	1,450,000
New York City Municipal Water Finance Authority, 0.03% due 6/15/2050 put 10/1/2014 (Water and Sewer System) (daily demand notes)	AA+/Aa2	5,000,000	5,000,000
New York City Transitional Finance Authority, 5.00% due 11/1/2014 (City Capital Projects)	AAA/Aa1	2,275,000	2,284,578
New York City Transitional Finance Authority, 5.00% due 11/1/2014 (World Trade Center Recovery Costs) (State Aid Withholding)	AAA/Aaa	2,000,000	2,008,420
New York City Transitional Finance Authority, 5.00% due 11/1/2014 (City Capital Projects)	AAA/Aa1	10,595,000	10,639,605
New York City Transitional Finance Authority, 5.00% due 11/1/2015 (City Capital Projects)	AAA/Aa1	5,000,000	5,262,300
New York City Transitional Finance Authority, 5.00% due 7/15/2016 (School Financing Act) (State Aid Withholding)	AA-/Aa2	3,155,000	3,409,325
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects)	AAA/Aa1	12,680,000	13,900,577

34    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects)	AAA/Aa1	$5,000,000	$5,481,300
New York City Transitional Finance Authority, 5.00% due 11/1/2017 (World Trade Center Recovery Costs)	AAA/Aa1	1,000,000	1,052,440
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (School Financing Act) (State Aid Withholding)	AA-/Aa2	4,865,000	5,512,288
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	1,645,000	1,910,141
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	12,725,000	14,776,015
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	1,500,000	1,741,770
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	11,730,000	13,620,641
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	3,075,000	3,570,629
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	2,000,000	2,322,360
New York City Transitional Finance Authority, 0.03% due 5/1/2028 put 10/1/2014 (LOC: Morgan Stanley Bank) (daily demand notes)	AAA/Aaa	8,000,000	8,000,000
New York City Transitional Finance Authority, 0.05% due 8/1/2031 put 10/1/2014 (SPA: Bank of America) (daily demand notes)	AAA/Aaa	5,050,000	5,050,000
New York State Dormitory Authority, 5.00% due 11/1/2014 (AIDS Long-Term Health Care Facilities; Insured: SONYMA)	NR/Aa1	500,000	502,040
New York State Dormitory Authority, 5.25% due 5/15/2015 (State University of New York Educational Facilities; Insured: Natl-Re/IBC)	AA-/Aa2	3,580,000	3,693,737
New York State Dormitory Authority, 5.25% due 8/15/2015 (Presbyterian Hospital; Insured: AGM/FHA)	AA/A2	1,780,000	1,799,989
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services Facilities)	AA/NR	5,000,000	5,582,550
New York State Dormitory Authority, 5.25% due 5/15/2017 (Court Facilities Lease; Insured: AMBAC)	AA-/Aa2	4,945,000	5,519,362
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services Facilities)	AA/NR	5,280,000	6,084,619
New York State Dormitory Authority, 2.25% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	4,800,000	5,006,064
New York State Dormitory Authority, 5.00% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	325,000	370,971
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,395,000	1,604,208
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,520,000	2,901,125
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,500,000	2,890,325
New York State Dormitory Authority, 5.00% due 4/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	610,000	711,028
New York State Dormitory Authority, 5.00% due 7/1/2019 (New York Department of Health Projects; Insured: Natl-Re)	AA/Aa2	6,975,000	7,002,203
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,585,000	1,853,879
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,645,000	3,097,189
[a] New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,100,000	2,471,784
New York State Dormitory Authority, 5.00% due 12/15/2019 (Metropolitan Transportation Authority Service Contract)	AAA/Aa1	60,000,000	71,054,400
New York State Dormitory Authority, 5.00% due 4/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	1,000,000	1,179,860
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa2	1,000,000	1,165,200
New York State Dormitory Authority, 5.00% due 8/15/2020 pre-refunded 2/15/2015 (Mental Health Services Facilities; Insured: Natl-Re) (State Aid Withholding)	AA-/A3	10,000	10,183
New York State Dormitory Authority, 5.00% due 8/15/2020 (Mental Health Services Facilities; Insured: Natl-Re) (State Aid Withholding)	AA/A3	2,095,000	2,132,040
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM)	AA/NR	1,250,000	1,485,625
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,000,000	1,181,450
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,775,000	3,280,244
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,100,000	2,495,850
New York State Dormitory Authority, 5.00% due 4/1/2021 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	450,000	535,194
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM)	AA/NR	1,100,000	1,316,425
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	1,250,000	1,495,938
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	750,000	891,090
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program; Insured: AGM)	AA/NR	1,800,000	2,165,418
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	300,000	360,903
New York State Dormitory Authority, 5.00% due 2/15/2023 (Mental Health Services Facilities; Insured: Natl-Re) (State Aid Withholding)	AA/A3	2,000,000	2,034,800
New York State Dormitory Authority, 5.00% due 10/1/2023 (School Districts Financing Program; Insured: AGM)	AA/NR	2,500,000	3,032,500
New York State Dormitory Authority, 5.25% due 10/1/2023 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A1	2,000,000	2,389,600
New York State Dormitory Authority, 5.00% due 10/1/2024 (School Districts Financing Program; Insured: AGM)	AA/NR	2,000,000	2,451,000
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	BBB+/A3	5,000,000	5,078,300
New York State Environmental Facilities Corp., 4.00% due 11/15/2017 (Water Pollution Control & Drinking Water Projects)	AAA/Aaa	2,095,000	2,140,168
New York State Environmental Facilities Corp., 4.00% due 11/15/2018 (Water Pollution Control & Drinking Water Projects)	AAA/Aaa	2,170,000	2,212,163

Certified Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
New York State Housing Finance Agency, 0.75% due 5/1/2015 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	$2,000,000	$2,006,920
New York State Housing Finance Agency, 0.80% due 11/1/2015 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	1,700,000	1,707,820
New York State Housing Finance Agency, 0.875% due 11/1/2015 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	3,100,000	3,116,771
New York State Housing Finance Agency, 0.95% due 5/1/2016 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	2,700,000	2,723,463
New York State Thruway Authority, 4.00% due 3/15/2015 (Highway, Bridge, Multi-Modal and MTA Projects)	AAA/Aa1	2,000,000	2,035,220
New York State Thruway Authority, 5.00% due 4/1/2017 pre-refunded 10/1/2015 (Second General Highway & Bridge Trust; Insured: Natl-Re)	AA-/A3	345,000	361,760
New York State Thruway Authority, 5.00% due 4/1/2017 (Second General Highway & Bridge Trust; Insured: Natl-Re)	AA/A3	2,255,000	2,364,029
New York State Thruway Authority, 5.00% due 5/1/2019 (Multi-Year Highway and Bridge Capital Program)	A-/A3	5,000,000	5,816,200
New York State Thruway Authority, 5.00% due 1/1/2020 (Governor Thomas E. Dewey Thruway)	A/A2	2,000,000	2,340,140
New York State Thruway Authority, 5.00% due 1/1/2021 (Governor Thomas E. Dewey Thruway)	A/A2	2,500,000	2,949,950
New York State Thruway Authority, 5.00% due 1/1/2022 (Governor Thomas E. Dewey Thruway)	A/A2	3,000,000	3,566,820
New York State Thruway Authority, 5.00% due 3/15/2024 (Highway, Bridge, Multi-Modal and MTA Projects)	AAA/Aa1	18,300,000	21,547,335
Patchogue-Medford Union Free School District GO, 4.25% due 10/1/2015 (Insured: MBIA) (State Aid Withholding)	AA-/A3	1,000,000	1,037,510
Port Authority 148th GO, 5.00% due 8/15/2017 (Insured: AGM)	AA/Aa3	4,725,000	5,312,412
Port Authority of New York and New Jersey GO, 5.00% due 12/1/2019 (Port Authority Facilities Capital Projects; Insured: AGM)	AA/Aa3	1,000,000	1,041,390
Suffolk County Economic Development Corp., 5.00% due 7/1/2020 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,748,150
Suffolk County Economic Development Corp., 5.00% due 7/1/2021 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,773,900
Suffolk County Economic Development Corp., 5.00% due 7/1/2022 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,688,900
Suffolk County IDA Civic Facilities GO, 5.25% due 3/1/2019 (New York Institute of Technology)	BBB+/Baa2	1,400,000	1,427,384
Tobacco Settlement Financing Corp., 5.00% due 6/1/2018	AA/NR	3,725,000	4,276,449
Triborough Bridge and Tunnel Authority, 5.00% due 11/15/2021 (MTA Bridges & Tunnels)	AA-/Aa3	5,140,000	6,202,798
Triborough Bridge and Tunnel Authority, 0.03% due 1/1/2032 put 10/1/2014 (MTA Bridges & Tunnels; LOC: U.S. Bank N.A.) (daily demand notes)	AA-/Aa1	550,000	550,000
Triborough Bridge and Tunnel Authority, 0.04% due 1/1/2032 put 10/1/2014 (MTA Bridges and Tunnels; LOC: California State Teachers’ Retirement System) (daily demand notes)	AA-/Aa1	1,030,000	1,030,000
Triborough Bridge and Tunnel Authority, 0.03% due 1/1/2033 put 10/1/2014 (MTA Bridges & Tunnels; LOC: U.S. Bank N.A.) (daily demand notes)	AA-/Aa1	1,200,000	1,200,000
United Nations Development Corp., 5.00% due 7/1/2016 (One, Two and Three U.N. Plaza Project)	NR/A1	3,400,000	3,669,756
United Nations Development Corp., 5.00% due 7/1/2017 (One, Two and Three U.N. Plaza Project)	NR/A1	3,000,000	3,344,100
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza Project)	NR/A1	4,000,000	4,655,800
West Seneca Central School District GO, 5.00% due 11/15/2022 (Insured: BAM) (State Aid Withholding)	AA/A1	1,000,000	1,181,980

NORTH CAROLINA — 1.99%
Catawba County, 4.00% due 10/1/2015	AA-/Aa2	1,620,000	1,681,884
Catawba County, 4.00% due 10/1/2016	AA-/Aa2	1,000,000	1,069,970
Catawba County, 4.00% due 10/1/2017	AA-/Aa2	1,000,000	1,096,940
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2016 (Carolinas HealthCare System)	AA-/Aa3	3,520,000	3,726,730
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2017 (Carolinas HealthCare System)	AA-/Aa3	2,000,000	2,195,600
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2019 (Carolinas HealthCare System)	AA-/Aa3	600,000	666,582
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2021 (Carolinas HealthCare System)	AA-/Aa3	1,595,000	1,681,720
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2022 (Carolinas HealthCare System)	AA-/Aa3	845,000	938,322
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2023 (Carolinas HealthCare System)	AA-/Aa3	1,400,000	1,664,894
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2024 (Carolinas HealthCare System)	AA-/Aa3	2,855,000	3,358,165
Charlotte-Mecklenburg Hospital Authority, 0.04% due 1/15/2045 put 10/1/2014 (Carolinas HealthCare System; LOC: Wells Fargo Bank N.A.) (daily demand notes)	AAA/Aa1	8,170,000	8,170,000
County of Buncombe, 5.00% due 6/1/2022 (Primary, Middle School & Community College Facilities)	AA+/Aa2	1,000,000	1,205,020
County of Buncombe, 5.00% due 6/1/2023 (Primary, Middle School & Community College Facilities)	AA+/Aa2	750,000	909,802
County of Buncombe, 5.00% due 6/1/2024 (Primary, Middle School & Community College Facilities)	AA+/Aa2	600,000	735,438
County of Dare, 4.00% due 6/1/2016 (Educational Facility Capital Projects)	AA-/Aa3	500,000	529,385
County of Dare, 4.00% due 6/1/2017 (Educational Facility Capital Projects)	AA-/Aa3	400,000	434,584
County of Dare, 4.00% due 6/1/2018 (Educational Facility Capital Projects)	AA-/Aa3	425,000	469,578
County of Dare, 4.00% due 6/1/2019 (Educational Facility Capital Projects)	AA-/Aa3	500,000	557,635
County of Dare, 4.00% due 6/1/2020 (Educational Facility Capital Projects)	AA-/Aa3	765,000	856,624
County of Dare, 5.00% due 6/1/2021 (Educational Facility Capital Projects)	AA-/Aa3	1,225,000	1,452,470
County of Dare, 4.00% due 6/1/2022 (Educational Facility Capital Projects)	AA-/Aa3	490,000	542,778
County of Dare, 5.00% due 6/1/2024 (Educational Facility Capital Projects)	AA-/Aa3	700,000	830,620
County of Mecklenburg GO, 4.00% due 8/1/2015	AAA/Aaa	3,135,000	3,236,260
County of Randolph, 5.00% due 10/1/2020	A+/Aa3	500,000	589,090
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	1,065,000	1,260,971
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	500,000	592,005
County of Randolph, 5.00% due 10/1/2022	A+/Aa3	1,945,000	2,313,169
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	550,000	658,152
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	400,000	478,656

36    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
County of Wake, 5.00% due 6/1/2015 (Hammond Road Detention Center)	AA+/Aa1	$1,135,000	$1,170,900
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2016 (Insured: AMBAC)	A-/NR	1,700,000	1,798,056
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/AMBAC)	AA+/Aa1	5,965,000	6,940,039
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC)	NR/Baa1	7,500,000	8,694,450
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 (Insured: AGM)	AA/A3	3,105,000	3,520,915
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2021	A-/Baa1	5,000,000	5,858,150
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2022	A-/Baa1	4,715,000	5,553,893
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A/A2	3,120,000	3,441,142
North Carolina Municipal Power Agency, 4.00% due 1/1/2018 (Catawba Electric)	A/A2	15,000,000	16,471,950
North Carolina Municipal Power Agency, 5.00% due 1/1/2019 (Catawba Electric)	A/A2	4,500,000	5,190,660
North Carolina Municipal Power Agency, 4.00% due 1/1/2020 (Catawba Electric)	A/A2	1,550,000	1,736,666
North Carolina Municipal Power Agency, 5.00% due 1/1/2020 (Catawba Electric)	A/A2	1,000,000	1,170,620
North Carolina Municipal Power Agency, 4.00% due 1/1/2022 (Catawba Electric)	A/A2	1,000,000	1,118,610
State of North Carolina, 4.00% due 11/1/2014 (State Capital Projects and Correctional Facilities)	AA+/Aa1	2,000,000	2,006,780
State of North Carolina, 5.00% due 11/1/2019 (State Capital Projects and Correctional Facilities)	AA+/Aa1	23,635,000	27,928,534
Winston-Salem State University, 4.00% due 4/1/2016 (Student Housing and Student Services Facilities)	A-/A3	640,000	668,467
Winston-Salem State University, 4.00% due 4/1/2017 (Student Housing and Student Services Facilities)	A-/A3	645,000	686,274
Winston-Salem State University, 5.00% due 4/1/2019 (Student Housing and Student Services Facilities)	A-/A3	815,000	912,327
Winston-Salem State University, 5.00% due 4/1/2022 (Student Housing and Student Services Facilities)	A-/A3	945,000	1,071,498

NORTH DAKOTA — 0.06%
County of Ward, 4.00% due 4/1/2020 (Insured: AGM)	AA/A2	2,445,000	2,692,263
North Dakota Public Finance Authority, 4.00% due 6/1/2017 (City of Fargo Flood Mitigation Projects)	AA/NR	1,460,000	1,589,896

OHIO — 3.85%
Akron, Bath & Copley Joint Township Hospital District, 5.00% due 11/15/2021 (Children’s Hospital Medical Center)	NR/A1	1,000,000	1,178,750
Allen County Hospital Facilities, 5.00% due 9/1/2015 (Catholic Healthcare Partners)	AA-/A1	10,000,000	10,421,300
Allen County Hospital Facilities, 5.00% due 9/1/2016 (Catholic Healthcare Partners)	AA-/A1	10,000,000	10,831,000
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A3	5,500,000	6,268,900
American Municipal Power, Inc., 5.25% due 2/15/2019 (AMP Combined Hydroelectric Projects)	A/A3	5,595,000	6,518,287
American Municipal Power, Inc., 5.00% due 2/15/2020 (AMP Fremont Energy Center)	A/A1	1,865,000	2,189,174
American Municipal Power, Inc., 5.00% due 2/15/2021 (AMP Fremont Energy Center)	A/A1	1,300,000	1,533,077
American Municipal Power, Inc., 5.00% due 2/15/2022 (AMP Fremont Energy Center)	A/A1	2,750,000	3,258,942
Cincinnati City School District Board of Education GO, 5.25% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	2,690,000	3,327,503
City of Akron, 5.00% due 12/1/2021 (Community Learning Centers)	AA+/NR	4,120,000	4,934,689
City of Akron COP, 5.00% due 12/1/2014 (Canal Park Baseball Stadium; Insured: AGM) (ETM)	AA/NR	2,000,000	2,016,460
City of Akron GO, 5.00% due 12/1/2018 pre-refunded 12/1/2015 (Various Municipal Capital Projects; Insured: AMBAC)	AA+/Aa3	2,425,000	2,561,964
City of Akron GO, 5.00% due 12/1/2019 (Various Municipal Capital Projects)	AA-/NR	1,685,000	1,983,043
City of Cleveland, 2.00% due 10/1/2014 (Public Facilities)	AA/A1	855,000	855,043
City of Cleveland, 3.00% due 10/1/2016 (Public Facilities)	AA/A1	690,000	723,341
City of Cleveland, 4.00% due 10/1/2018 (Parks & Recreation Facilities)	AA/A1	500,000	555,375
City of Cleveland, 4.00% due 10/1/2019 (Public Facilities)	AA/A1	600,000	672,330
City of Cleveland, 4.00% due 10/1/2019 (Parks & Recreation Facilities)	AA/A1	520,000	582,686
City of Cleveland, 5.00% due 10/1/2020 (Public Facilities)	AA/A1	510,000	602,621
City of Cleveland, 5.00% due 10/1/2020 (Parks & Recreation Facilities)	AA/A1	545,000	643,977
City of Cleveland, 5.00% due 10/1/2021 (Parks & Recreation Facilities)	AA/A1	570,000	678,557
City of Cleveland, 5.00% due 10/1/2022 (Public Facilities)	AA/A1	905,000	1,082,679
City of Cleveland, 5.00% due 10/1/2022 (Parks & Recreation Facilities)	AA/A1	600,000	717,798
City of Cleveland, 5.00% due 11/15/2022 (Parks & Recreation Facilities)	AA/A1	1,030,000	1,233,332
City of Cleveland, 5.00% due 10/1/2023 (Parks & Recreation Facilities)	AA/A1	630,000	759,648
City of Cleveland, 5.00% due 10/1/2023 (Public Facilities)	AA/A1	1,155,000	1,392,687
City of Cleveland COP, 5.00% due 11/15/2016 (Cleveland Stadium)	A/A2	2,200,000	2,394,546
City of Cleveland COP, 4.75% due 11/15/2020 (Cleveland Stadium)	A/A2	2,000,000	2,266,220
City of Cleveland GO, 5.50% due 10/1/2019 (City Capital Projects; Insured: AMBAC)	AA/A1	1,260,000	1,507,729
City of Toledo, 5.00% due 11/15/2018 (Water System Improvements)	AA-/Aa3	1,175,000	1,360,850
City of Toledo, 5.00% due 11/15/2019 (Water System Improvements)	AA-/Aa3	2,260,000	2,662,212
City of Toledo, 5.00% due 11/15/2020 (Water System Improvements)	AA-/Aa3	2,000,000	2,375,960
City of Toledo, 5.00% due 11/15/2021 (Water System Improvements)	AA-/Aa3	2,000,000	2,389,440
City of Toledo, 5.00% due 11/15/2022 (Water System Improvements)	AA-/Aa3	3,255,000	3,892,231
City of Toledo, 5.00% due 11/15/2023 (Water System Improvements)	AA-/Aa3	1,750,000	2,087,137
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM) (ETM)	AA/A2	965,000	1,189,536
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM)	AA/A2	2,035,000	2,368,191
Cleveland State University, 5.00% due 6/1/2019 (Campus Capital Projects)	A+/A1	1,000,000	1,154,960
Cleveland State University, 5.00% due 6/1/2020 (Campus Capital Projects)	A+/A1	700,000	825,405
Cleveland State University, 5.00% due 6/1/2021 (Campus Capital Projects)	A+/A1	1,000,000	1,186,380

Certified Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Cleveland State University, 5.00% due 6/1/2022 (Campus Capital Projects)	A+/A1	$2,000,000	$2,363,600
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2019 (Cleveland Museum of Art)	AA+/NR	2,000,000	2,338,760
County of Clermont, 2.00% due 8/1/2016 (Sanitary Sewer System)	NR/Aa3	1,325,000	1,355,343
County of Clermont, 2.00% due 8/1/2016 (Water System )	NR/Aa3	1,855,000	1,897,813
County of Clermont, 4.00% due 8/1/2019 (Sanitary Sewer System)	NR/Aa3	1,420,000	1,560,736
County of Cuyahoga COP, 5.00% due 12/1/2022 (Convention Hotel Project)	AA-/Aa3	9,725,000	11,585,587
County of Cuyahoga COP, 5.00% due 12/1/2023 (Convention Hotel Project)	AA-/Aa3	5,645,000	6,746,735
County of Cuyahoga COP, 5.00% due 12/1/2024 (Convention Hotel Project)	AA-/Aa3	11,515,000	13,674,293
County of Franklin, 4.00% due 11/15/2033 put 8/1/2016 (OhioHealth Corp. Hospital Facilities)	AA+/Aa2	3,235,000	3,440,131
County of Montgomery, 6.00% due 11/15/2028 pre-refunded 11/15/2014 (Miami Valley Hospital)	NR/Aa3	2,030,000	2,044,799
County of Montgomery, 6.25% due 11/15/2039 pre-refunded 11/15/2014 (Miami Valley Hospital)	NR/Aa3	2,250,000	2,267,122
Deerfield Township, 5.00% due 12/1/2017	NR/A1	1,000,000	1,101,590
Franklin County Convention Facilities Authority, 4.50% due 12/1/2021 (Greater Columbus Convention Center; Insured: AMBAC)	AA/Aaa	1,000,000	1,046,790
Garfield Heights City School District GO, 5.375% due 12/15/2016 (School Improvements; Insured: Natl-Re)	NR/A2	1,625,000	1,778,319
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: Natl-Re)	NR/Aa2	1,000,000	1,053,000
Kent State University, 5.00% due 5/1/2020 (Insured: AGM)	AA/Aa3	1,000,000	1,159,210
Ohio State Air Quality Development Authority, 5.625% due 6/1/2018 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	5,000,000	5,596,600
Ohio State Air Quality Development Authority, 5.75% due 6/1/2033 put 12/1/2011 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	5,800,000	6,199,794
Ohio State Air Quality Development Authority, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	7,200,000	7,314,192
Ohio State Building Authority, 5.00% due 10/1/2015 (Insured: Natl-Re)	AA/Aa2	4,600,000	4,820,340
Ohio State Building Authority, 5.00% due 10/1/2020	AA/Aa2	1,700,000	1,988,405
Ohio State Department Administrative Services COP, 5.00% due 9/1/2015 pre-refunded 3/1/2015 (Insured: Natl-Re)	AA/Aa2	1,950,000	1,989,858
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	5,500,000	5,936,645
Ohio State Water Development Authority PCR, 3.625% due 10/1/2033 put 4/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	2,000,000	2,051,720
Ohio State Water Development Authority PCR, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	24,400,000	24,694,752
Penta Career Center COP, 4.00% due 4/1/2017 (School District Facilities Project)	NR/Aa3	1,550,000	1,665,057
RiverSouth Authority, 5.00% due 12/1/2016 pre-refunded 12/1/2015 (RiverSouth Area Redevelopment)	AA+/Aa2	2,380,000	2,513,851
RiverSouth Authority, 5.00% due 12/1/2019 (RiverSouth Area Redevelopment)	AA+/Aa2	2,500,000	2,926,550
State of Ohio, 4.00% due 12/15/2018 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,119,390
State of Ohio, 4.00% due 12/15/2019 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,127,580
State of Ohio, 5.00% due 10/1/2020 (Cultural and Sports Capital Facilities)	AA/Aa2	3,845,000	4,513,992
State of Ohio, 5.00% due 12/15/2020 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,191,660
State of Ohio, 5.00% due 12/15/2021 (Major New Street Infrastructure Project)	AA/Aa2	2,500,000	2,999,150
State of Ohio GO, 4.00% due 10/1/2014 (Revitalization Project) (ETM)	AA-/NR	2,075,000	2,075,228
State of Ohio GO, 5.00% due 8/1/2015 (Educational Facilities Projects)	AA+/Aa1	5,000,000	5,202,950
State of Ohio GO, 5.00% due 8/1/2015 (Higher Education Facility Projects)	AA+/Aa1	6,010,000	6,253,946
State of Ohio GO, 5.50% due 9/15/2019 (Common Schools Capital Facilities)	AA+/Aa1	4,150,000	4,985,644
State of Ohio Higher Educational Facility Commission, 5.05% due 7/1/2037 pre-refunded 7/1/2016 (Kenyon College)	A+/A1	3,500,000	3,787,175
University of Akron Ohio, 5.00% due 1/1/2018 (Insured: AGM)	AA/A1	3,415,000	3,868,683
Youngstown City School District GO, 3.00% due 12/1/2015 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,000,000	1,028,630
Youngstown City School District GO, 3.00% due 12/1/2016 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,440,000	1,511,064
Youngstown City School District GO, 4.00% due 12/1/2017 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,480,000	1,617,832
Youngstown City School District GO, 4.00% due 12/1/2018 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,545,000	1,715,599
Youngstown City School District GO, 4.00% due 12/1/2019 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,605,000	1,796,316
Youngstown City School District GO, 4.00% due 12/1/2020 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,670,000	1,874,057
Youngstown City School District GO, 4.00% due 12/1/2021 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,735,000	1,911,814
Youngstown City School District GO, 4.00% due 12/1/2022 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,805,000	1,959,111
Youngstown City School District GO, 4.00% due 12/1/2023 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,700,000	1,824,508

OKLAHOMA — 1.56%
Canadian County Educational Facilities Authority, 4.00% due 9/1/2019 (Mustang Public Schools)	A+/NR	1,410,000	1,547,221
Canadian County Educational Facilities Authority, 4.50% due 9/1/2020 (Mustang Public Schools)	A+/NR	2,690,000	3,027,272
Canadian County Educational Facilities Authority, 4.50% due 9/1/2021 (Mustang Public Schools)	A+/NR	2,290,000	2,572,586
Cleveland County ISD No. 29 GO, 1.50% due 3/1/2017 (Norman School District)	NR/Aa2	3,630,000	3,703,725
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	BBB-/NR	1,340,000	1,378,981
Oklahoma County Finance Authority, 3.00% due 9/1/2015 (Western Heights Public Schools)	A+/NR	375,000	383,295
Oklahoma County Finance Authority, 5.00% due 9/1/2016 (Western Heights Public Schools)	A+/NR	3,000,000	3,240,870
Oklahoma County Finance Authority, 5.00% due 9/1/2017 (Western Heights Public Schools)	A+/NR	4,075,000	4,530,666
Oklahoma County Finance Authority, 4.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	250,000	272,100
Oklahoma County Finance Authority, 5.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	2,120,000	2,404,504

38    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Oklahoma County Finance Authority, 5.00% due 9/1/2020 (Western Heights Public Schools)	A+/NR	$2,000,000	$2,324,800
Oklahoma County ISD No. 1 GO, 1.00% due 1/1/2016	A+/NR	4,075,000	4,108,578
Oklahoma DFA, 5.00% due 8/15/2017 (INTEGRIS Health)	AA-/Aa3	4,375,000	4,888,975
Oklahoma DFA, 5.00% due 8/15/2018 (INTEGRIS Health)	AA-/Aa3	500,000	571,275
Oklahoma DFA, 0.04% due 8/15/2033 put 10/1/2014 (INTEGRIS Health; Insured: AGM; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa3	47,900,000	47,900,000
Oklahoma State Industrial Authority, 5.00% due 7/1/2016 (Medical Research Foundation)	NR/A1	1,165,000	1,249,765
Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation)	NR/A1	1,075,000	1,194,691
Oklahoma Turnpike Authority, 0.04% due 1/1/2028 put 10/1/2014 (Turnpike System; SPA: JPMorgan Chase Bank N.A.) (daily demand notes)	AA-/Aa3	7,100,000	7,100,000
Tulsa County Industrial Authority, 4.50% due 9/1/2020 (Broken Arrow Public Schools)	AA-/NR	1,585,000	1,827,410
Tulsa County Industrial Authority, 4.50% due 9/1/2021 (Broken Arrow Public Schools)	AA-/NR	8,775,000	10,134,686
Tulsa County ISD No. 3 GO, 2.00% due 4/1/2015 (Broken Arrow School District)	AA/NR	2,000,000	2,018,840
Tulsa County ISD No. 3 GO, 2.00% due 4/1/2016 (Broken Arrow School District)	AA/NR	1,725,000	1,766,573
Tulsa Parking Authority, 3.00% due 7/1/2017	AA-/NR	1,470,000	1,551,262

OREGON — 0.07%
Oregon Facilities Authority, 5.00% due 3/15/2015 (Legacy Health System)	A+/A1	1,635,000	1,668,272
Oregon Facilities Authority, 5.00% due 3/15/2016 (Legacy Health System)	A+/A1	1,000,000	1,062,540
Oregon Facilities Authority, 4.50% due 3/15/2018 (Legacy Health System)	A+/A1	1,100,000	1,214,081
Oregon State Department of Administrative Services COP, 5.00% due 11/1/2014 (Insured: Natl-Re)	AA/Aa2	1,000,000	1,004,220

PENNSYLVANIA — 3.36%
Adams County IDA, 5.00% due 8/15/2016 (Gettysburg College)	A/A2	1,250,000	1,349,275
Adams County IDA, 5.00% due 8/15/2017 (Gettysburg College)	A/A2	1,340,000	1,493,765
Adams County IDA, 5.00% due 8/15/2019 (Gettysburg College)	A/A2	1,765,000	2,045,141
Allegheny County Hospital Development Authority, 5.00% due 6/15/2017 (University of Pittsburgh Medical Center)	A+/Aa3	3,000,000	3,344,640
Allegheny County Hospital Development Authority, 5.00% due 9/1/2017 (University of Pittsburgh Medical Center)	A+/Aa3	1,875,000	2,103,862
Allegheny County Hospital Development Authority, 5.00% due 5/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	5,915,000	6,750,908
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	3,310,000	3,785,647
Allegheny County Hospital Development Authority, 5.00% due 9/1/2018 (University of Pittsburgh Medical Center)	A+/Aa3	2,100,000	2,413,257
Altoona Area School District GO, 3.25% due 12/1/2016 (Insured: AGM) (State Aid Withholding)	AA/NR	1,475,000	1,554,517
Altoona Area School District GO, 3.00% due 12/1/2022 (Insured: AGM) (State Aid Withholding)	AA/NR	1,335,000	1,381,338
Athens Area School District GO, 2.00% due 4/15/2016 (Insured: AGM) (State Aid Withholding)	NR/A2	470,000	480,707
Athens Area School District GO, 3.00% due 4/15/2018 (Insured: AGM) (State Aid Withholding)	NR/A2	2,600,000	2,764,684
Athens Area School District GO, 3.00% due 4/15/2019 (Insured: AGM) (State Aid Withholding)	NR/A2	2,680,000	2,812,285
Chester County School Authority, 5.00% due 4/1/2016 pre-refunded 10/1/2015 (Intermediate School; Insured: AMBAC)	A+/NR	1,915,000	2,007,035
City of Philadelphia, 5.00% due 6/15/2017 (Water and Wastewater System; Insured: AGM)	AA/A1	5,570,000	6,219,183
City of Philadelphia, 5.00% due 7/1/2022 pre-refunded 7/1/2015 (Water and Wastewater System; Insured: AGM)	AA/A1	1,155,000	1,197,123
City of Philadelphia Gas Works, 5.00% due 10/1/2014 (Insured: AMBAC)	BBB+/Baa2	1,925,000	1,925,250
City of Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: AGM)	AA/A2	3,315,000	3,327,464
City of Philadelphia Gas Works, 5.00% due 10/1/2017 (Insured: AMBAC)	BBB+/Baa2	400,000	443,128
City of Philadelphia Gas Works, 5.00% due 7/1/2018 (Insured: AGM)	AA/A2	1,395,000	1,577,940
City of Pittsburgh GO, 5.25% due 9/1/2016 (Insured: AGM)	AA/A1	3,030,000	3,301,912
City of Pittsburgh GO, 5.25% due 9/1/2017 (Insured: AGM)	AA/A1	2,210,000	2,410,823
City of Pittsburgh GO, 5.25% due 9/1/2018 (Insured: AGM)	AA/A1	3,240,000	3,531,697
City of Pittsburgh GO, 5.00% due 9/1/2022 (Insured: BAM)	AA/A1	1,100,000	1,309,198
Commonwealth of Pennsylvania GO, 5.00% due 10/1/2022	AA-/Aa3	575,000	624,778
Commonwealth of Pennsylvania State Public School Building Authority, 5.00% due 10/1/2016 (Harrisburg Area Community College Project)	A/NR	1,390,000	1,502,715
County of Lehigh GO, 4.00% due 11/15/2014	NR/Aa1	3,190,000	3,205,663
Cumberland Valley School District GO, 5.00% due 11/15/2018 (Insured: AGM) (State Aid Withholding)	NR/Aa3	3,590,000	3,779,193
Economy Borough Municipal Authority, 3.00% due 12/15/2014 (Beaver County Sewer System; Insured: BAM)	AA/NR	330,000	331,835
Economy Borough Municipal Authority, 3.00% due 12/15/2016 (Beaver County Sewer System; Insured: BAM)	AA/NR	505,000	529,336
Economy Borough Municipal Authority, 3.00% due 12/15/2018 (Beaver County Sewer System; Insured: BAM)	AA/NR	435,000	463,688
Economy Borough Municipal Authority, 4.00% due 12/15/2020 (Beaver County Sewer System; Insured: BAM)	AA/NR	605,000	673,044
Economy Borough Municipal Authority, 4.00% due 12/15/2022 (Beaver County Sewer System; Insured: BAM)	AA/NR	1,180,000	1,299,298
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.04% due 2/15/2021 put 10/1/2014 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank N.A.) (daily demand notes)	AA/Aa2	6,720,000	6,720,000
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.04% due 7/1/2041 put 10/1/2014 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank N.A.) (daily demand notes)	AA/Aa2	2,600,000	2,600,000
Lancaster County Solid Waste Management Authority, 5.00% due 12/15/2023 (Harrisburg Resource Recovery Facility)	AA-/NR	2,680,000	3,151,734
Lancaster County Solid Waste Management Authority, 5.25% due 12/15/2024 (Harrisburg Resource Recovery Facility)	AA-/NR	4,000,000	4,748,840
Monroeville Finance Authority, 5.00% due 2/15/2021 (University of Pittsburgh Medical Center)	A+/Aa3	2,400,000	2,842,896
Monroeville Finance Authority, 5.00% due 2/15/2022 (University of Pittsburgh Medical Center)	A+/Aa3	1,250,000	1,481,437

Certified Annual Report    39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Montgomery County Higher Education & Health Authority, 5.00% due 6/1/2022 (Abington Memorial Hospital)	A/NR	$3,000,000	$3,486,330
Northampton Borough Municipal Authority, 4.00% due 5/15/2021 (Water System; Insured: AGM)	NR/A1	500,000	542,825
Northampton Borough Municipal Authority, 4.00% due 5/15/2022 (Water System; Insured: AGM)	NR/A1	1,185,000	1,277,335
Northampton Borough Municipal Authority, 3.00% due 5/15/2023 (Water System; Insured: AGM)	NR/A1	1,255,000	1,259,593
Norwin School District GO, 4.00% due 4/1/2018 (Insured: AGM) (State Aid Withholding)	AA/A1	1,835,000	2,011,417
Pennsylvania Economic Development Financing Authority, 5.00% due 7/1/2016 (Pennsylvania Dept. of Labor and Industry)	AA+/Aaa	10,000,000	10,817,300
Pennsylvania Economic Development Financing Authority, 3.70% due 11/1/2021 put 5/1/2015 (Waste Management, Inc.)	A-/NR	7,750,000	7,910,890
Pennsylvania Economic Development Financing Authority, 1.75% due 12/1/2033 put 12/1/2015 (Waste Management, Inc.)	A-/NR	2,000,000	2,032,860
Pennsylvania Economic Development Financing Authority, 3.00% due 12/1/2037 put 9/1/2015 (PPL Energy Supply)	BB/Ba1	14,000,000	14,213,920
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	5,600,000	6,455,960
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2020 (University of Pittsburgh Medical Center)	A+/Aa3	5,100,000	5,943,540
Pennsylvania Higher Educational Facilities Authority, 4.00% due 10/1/2022 (Shippensburg University Student Services, Inc. Student Housing)	BBB-/Baa3	1,825,000	1,857,558
Pennsylvania Higher Educational Facilities Authority, 5.00% due 11/1/2023 (Saint Joseph’s University)	A-/NR	1,075,000	1,204,011
Pennsylvania Higher Educational Facilities Authority, 0.04% due 5/1/2030 put 10/1/2014 (Drexel University; LOC: TD Bank, N.A.) (daily demand notes)	NR/Aa3	755,000	755,000
Philadelphia Authority for Industrial Development, 5.00% due 8/1/2020 (Mast Charter School)	BBB+/NR	605,000	643,073
Philadelphia Parking Authority, 5.00% due 9/1/2016	A/A1	1,500,000	1,616,055
Philadelphia Parking Authority, 5.00% due 9/1/2017	A/A1	1,020,000	1,130,119
Philadelphia School District GO, 4.50% due 9/1/2017 (State Aid Withholding)	A+/A1	2,270,000	2,497,045
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/A1	4,210,000	4,848,489
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/A1	18,410,000	21,202,061
Philadelphia School District GO, 5.25% due 9/1/2021 (State Aid Withholding)	A+/A1	2,265,000	2,590,933
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2023	A/A2	2,520,000	2,972,995
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2024	A/A2	7,365,000	8,686,797
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2024	A/A2	2,395,000	2,824,831
Plum Borough School District GO, 2.00% due 9/15/2015 (Insured: BAM) (State Aid Withholding)	AA/NR	850,000	862,886
Plum Borough School District GO, 3.00% due 9/15/2016 (Insured: BAM) (State Aid Withholding)	AA/NR	750,000	782,910
Plum Borough School District GO, 3.00% due 9/15/2017 (Insured: BAM) (State Aid Withholding)	AA/NR	240,000	254,378
Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	740,000	816,967
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	390,000	433,415
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	395,000	438,971
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	1,205,000	1,339,141
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	1,455,000	1,620,055
Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	1,610,000	1,786,005
Plum Borough School District GO, 5.00% due 9/15/2022 (Insured: BAM) (State Aid Withholding)	AA/NR	1,410,000	1,656,271
Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	1,495,000	1,756,640
Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	470,000	552,255
Plum Borough School District GO, 5.00% due 9/15/2024 (Insured: BAM) (State Aid Withholding)	AA/NR	1,885,000	2,198,155
Saint Mary Hospital Authority, 5.00% due 11/15/2021 (Catholic Health East Issue)	AA-/Aa2	2,900,000	2,916,356
School District of Pittsburgh GO, 5.50% due 9/1/2016 (Insured: AGM) (State Aid Withholding)	AA/Aa3	4,000,000	4,369,960
The Hospitals and Higher Educational Facilities Authority of Philadelphia, 0.04% due 7/1/2022 put 10/1/2014 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	6,320,000	6,320,000
Wayne County Hospital and HFA, 2.00% due 7/1/2016 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	500,000	512,715
Wayne County Hospital and HFA, 2.00% due 7/1/2017 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	1,000,000	1,030,940
Wayne County Hospital and HFA, 2.00% due 7/1/2018 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	625,000	644,688
Wayne County Hospital and HFA, 3.00% due 7/1/2019 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	1,185,000	1,250,945
West Mifflin Area School District GO, 3.70% due 10/1/2015 (Insured: AGM) (State Aid Withholding)	AA/A2	2,210,000	2,285,516

RHODE ISLAND — 1.66%
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2018 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	870,000	1,005,459
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2019 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,250,000	1,472,288
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2020 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,300,000	1,553,851
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2021 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,000,000	2,412,380
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2022 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,280,000	2,768,011
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2023 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,380,000	2,906,908
Rhode Island Convention Center Authority, 5.25% due 5/15/2015 (Convention Center and Parking Projects; Insured: Natl-Re)	AA-/A3	390,000	395,780
Rhode Island Convention Center Authority, 5.00% due 5/15/2018 (Convention Center and Parking Projects)	AA-/Aa3	5,365,000	6,083,213
Rhode Island Convention Center Authority, 5.00% due 5/15/2019 (Convention Center and Parking Projects)	AA-/Aa3	7,310,000	8,415,857
Rhode Island Convention Center Authority, 5.00% due 5/15/2020 (Convention Center and Parking Projects)	AA-/Aa3	5,890,000	6,849,775
Rhode Island Convention Center Authority, 5.00% due 5/15/2021 (Convention Center and Parking Projects; Insured: AGM)	AA/Aa3	2,000,000	2,057,700

40    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Rhode Island Convention Center Authority, 5.00% due 5/15/2022 (Convention Center and Parking Projects; Insured: AGM)	AA/Aa3	$125,000	$128,606
Rhode Island Health & Educational Building Corp., 4.00% due 9/15/2015 (University of Rhode Island Auxiliary Enterprise)	A+/A1	500,000	517,085
Rhode Island Health & Educational Building Corp., 5.00% due 9/15/2020 (University of Rhode Island Auxiliary Enterprise)	A+/A1	750,000	875,340
Rhode Island Health & Educational Building Corp., 5.00% due 9/15/2023 (University of Rhode Island Auxiliary Enterprise)	A+/A1	1,400,000	1,642,592
State of Rhode Island and Providence Plantations, 5.00% due 10/1/2014 (Department of Children, Youth, and Families; Insured: MBIA) (ETM)	AA-/Aa3	1,000,000	1,000,130
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2015 (Shepard’s Building; Insured: AGM)	AA/Aa3	800,000	836,872
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Kent County Courthouse)	AA-/Aa3	600,000	693,468
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Training School Project)	AA-/Aa3	1,575,000	1,820,354
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Kent County Courthouse)	AA-/Aa3	1,375,000	1,596,045
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Training School Project)	AA-/Aa3	1,405,000	1,630,868
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Kent County Courthouse)	AA-/Aa3	2,000,000	2,331,260
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Training School Project)	AA-/Aa3	3,540,000	4,126,330
State of Rhode Island and Providence Plantations COP, 5.00% due 4/1/2022 (Energy Conservation Project)	AA-/Aa3	2,020,000	2,351,219
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Kent County Courthouse)	AA-/Aa3	2,100,000	2,450,889
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Training School Project)	AA-/Aa3	3,620,000	4,224,866
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Kent County Courthouse)	AA-/Aa3	1,500,000	1,756,770
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Training School Project)	AA-/Aa3	1,705,000	1,996,862
State of Rhode Island and Providence Plantations GO, 5.00% due 10/1/2019 (Consolidated Capital Development Loan)	AA/Aa2	5,000,000	5,906,450
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2020 (Consolidated Capital Development Loan)	AA/Aa2	8,365,000	9,908,510
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2020 (Consolidated Capital Development Loan)	AA/Aa2	1,200,000	1,369,404
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2021 (Consolidated Capital Development Loan)	AA/Aa2	16,535,000	19,756,514
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2021 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,143,210
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2022 (Consolidated Capital Development Loan)	AA/Aa2	9,825,000	11,750,110
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2022 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,147,390

SOUTH CAROLINA — 0.44%
Berkeley County School District, 5.00% due 12/1/2020 (School Facility Equipment Acquisition)	A+/NR	550,000	641,097
Berkeley County School District, 5.00% due 12/1/2021 (School Facility Equipment Acquisition)	A+/NR	1,000,000	1,167,760
Berkeley County School District, 5.00% due 12/1/2024 (School Facility Equipment Acquisition)	A+/NR	2,000,000	2,347,140
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2016 (Convention Center Complex)	AA-/NR	1,560,000	1,686,828
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2017 (Convention Center Complex)	AA-/NR	710,000	788,441
County of Charleston, 5.00% due 12/1/2022 (South Aviation Ave. Construction)	AA+/NR	1,810,000	2,167,909
County of Charleston, 5.00% due 12/1/2023 (South Aviation Ave. Construction)	AA+/NR	2,460,000	2,967,227
Greenville County School District, 5.50% due 12/1/2016 (Building Equity Sooner for Tomorrow)	AA/Aa2	3,500,000	3,878,840
Greenwood County, 5.00% due 10/1/2022 (Self Regional Healthcare)	A+/A1	1,000,000	1,161,160
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: AGM)	AA/A1	1,000,000	1,052,800
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: AGM)	AA/A1	1,000,000	1,090,400
Lexington One School Facilities Corp., 5.00% due 12/1/2015 (Lexington County School District No. 1) (ETM)	NR/Aa3	1,000,000	1,056,120
Piedmont Municipal Power Agency, 6.75% due 1/1/2019 (Insured: Natl-Re)	NR/A3	3,800,000	4,619,280
School District of Beaufort County GO, 5.00% due 3/1/2015 (Educational Capital Improvements; Insured: SCSDE)	AA/Aa1	1,000,000	1,020,400
South Carolina Jobs Economic Development Authority, 5.00% due 8/15/2015 (CareAlliance Health Services; Insured: AGM) (ETM)	NR/A2	3,000,000	3,105,000
State of South Carolina GO, 5.00% due 4/1/2015 (Transportation Infrastructure) (State Aid Withholding)	AA+/Aaa	2,070,000	2,120,860

SOUTH DAKOTA — 0.37%
South Dakota Building Authority, 4.50% due 6/1/2016 (Insured: Natl-Re)	AA/A3	2,000,000	2,136,920
South Dakota Building Authority, 5.00% due 6/1/2022	AA/Aa2	500,000	599,050
South Dakota Building Authority, 5.00% due 6/1/2024	AA/Aa2	1,000,000	1,196,760
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2015 (Regional Health)	NR/A1	1,390,000	1,452,397
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2015 (Sanford Health)	A+/A1	1,310,000	1,375,526
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2016 (Regional Health)	NR/A1	1,000,000	1,082,760
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2017 (Prairie Lakes Health)	A+/NR	2,215,000	2,397,073
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2017 (Regional Health)	NR/A1	1,100,000	1,226,148
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2018 (Prairie Lakes Health)	A+/NR	2,290,000	2,527,862
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,000,000	1,133,530
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,275,000	1,452,735
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2019 (Prairie Lakes Health)	A+/NR	2,440,000	2,723,064
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2020 (Regional Health)	NR/A1	1,000,000	1,170,710
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Avera Health)	AA-/A1	1,670,000	1,976,311
South Dakota Housing Development Authority, 4.00% due 11/1/2016 (Single Family Mtg)	NR/Aa3	1,040,000	1,106,321
South Dakota Housing Development Authority, 4.00% due 11/1/2017 (Single Family Mtg)	NR/Aa3	1,055,000	1,143,979

Certified Annual Report    41

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
South Dakota Housing Development Authority, 4.00% due 11/1/2018 (Single Family Mtg)	NR/Aa3	$1,165,000	$1,280,953

TENNESSEE — 0.62%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/Baa2	3,200,000	3,227,744
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2015	NR/Baa2	3,500,000	3,671,150
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	NR/Baa2	6,000,000	6,834,960
Hallsdale-Powell Utility District, 3.00% due 4/1/2016	AA/NR	500,000	519,075
Metropolitan Government of Nashville & Davidson County, 6.50% due 12/1/2014 (Water and Sewer Systems) (ETM)	AA-/Aaa	1,545,000	1,561,686
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2015	A-/Baa2	3,000,000	3,109,260
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	A-/Baa1	5,000,000	5,384,600
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2017	A-/Baa2	11,000,000	12,130,690
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	A-/Baa2	5,000,000	5,611,600
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	A-/Baa2	1,190,000	1,365,477

TEXAS — 9.97%
Amarillo Health Facilities Corp., 5.50% due 1/1/2015 (Baptist St. Anthony’s Hospital Corp.; Insured: AGM) (ETM)	NR/A2	1,065,000	1,076,694
Amarillo ISD GO, 3.00% due 2/1/2015 (Guaranty: PSF)	AAA/Aaa	1,110,000	1,120,601
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus)	AA/Aa2	1,500,000	1,685,205
Bexar Metropolitan Water District, 4.50% due 5/1/2021 (Waterworks System; Insured: Natl-Re)	AA-/A1	1,200,000	1,269,948
Brazos River Authority, 4.90% due 10/1/2015 (Center Point Energy; Insured: Natl-Re)	AA-/A3	4,685,000	4,878,631
Brownwood ISD GO, 5.25% due 2/15/2017 (Educational Facilities; Insured: Natl-Re)	NR/A1	1,310,000	1,334,327
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2015 (Roman Catholic Diocese of Austin)	NR/Baa1	1,100,000	1,121,615
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2018 (Roman Catholic Diocese of Austin)	NR/Baa1	1,370,000	1,510,096
Cities of Dallas and Fort Worth, 5.00% due 11/1/2014 (DFW International Airport Development Plan)	A+/A2	1,300,000	1,305,499
Cities of Dallas and Fort Worth, 5.00% due 11/1/2015 (DFW International Airport Development Plan)	A+/A2	3,370,000	3,543,858
Cities of Dallas and Fort Worth, 5.25% due 11/1/2023 (DFW International Airport Terminal Renewal & Improvement Program)	A+/A2	3,000,000	3,627,120
City of Austin, 5.00% due 5/15/2015 (Water and Wastewater System; Insured: AMBAC)	AA/Aa2	1,520,000	1,566,162
City of Austin, 5.00% due 5/15/2016 (Water and Wastewater System; Insured: Natl-Re)	AA/Aa2	1,500,000	1,581,570
City of Austin, 5.00% due 11/15/2022 (Water and Wastewater System)	AA/Aa2	2,640,000	3,190,255
City of Beaumont, 5.00% due 9/1/2023 (Waterworks & Sewer System Improvements; Insured: AGM)	AA/A2	5,000,000	5,929,250
City of Beaumont, 5.00% due 9/1/2024 (Waterworks & Sewer System Improvements; Insured: AGM)	AA/A2	2,500,000	2,979,950
City of Brownsville, 5.00% due 9/1/2020 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,500,000	1,758,195
City of Brownsville, 5.00% due 9/1/2022 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,520,000	1,782,702
City of Brownsville, 5.00% due 9/1/2023 (Water, Wastewater & Electric Utilities Systems)	A+/A2	2,380,000	2,814,731
City of Bryan, 5.00% due 7/1/2015 (Electric System)	A+/A2	1,150,000	1,190,779
City of Bryan, 5.00% due 7/1/2019 (Electric System)	A+/A2	8,000,000	8,768,080
City of Dallas GO, 5.00% due 2/15/2018 pre-refunded 2/15/2015	AA+/Aa1	3,375,000	3,436,526
City of Denton GO, 4.00% due 2/15/2015	AA/Aa2	3,445,000	3,494,539
City of Denton GO, 4.00% due 2/15/2016	AA/Aa2	3,535,000	3,712,316
City of Denton GO, 5.00% due 2/15/2017	AA/Aa2	3,675,000	4,057,347
City of Denton GO, 5.00% due 2/15/2019	AA/Aa2	3,990,000	4,636,619
City of Denton GO, 5.00% due 2/15/2020	AA/Aa2	4,195,000	4,822,656
City of Houston, 5.00% due 7/1/2015 (Airport System)	AA-/Aa3	2,600,000	2,694,432
City of Houston, 5.00% due 7/1/2017 (Airport System)	AA-/Aa3	1,600,000	1,782,112
City of Houston, 5.00% due 7/1/2018 (Airport System)	AA-/Aa3	1,000,000	1,142,180
City of Houston, 0% due 9/1/2020 (Insured: AGM/AMBAC)	AA/A2	3,650,000	3,112,939
City of Houston, 5.00% due 5/15/2022 (Combined Utility System)	AA/Aa2	3,000,000	3,615,780
City of Houston, 5.00% due 11/15/2022 (Combined Utility System)	AA/Aa2	5,000,000	6,056,600
City of Houston, 5.00% due 5/15/2023 (Combined Utility System)	AA/Aa2	4,445,000	5,393,252
City of Houston, 5.00% due 11/15/2023 (Combined Utility System)	AA/Aa2	5,000,000	6,087,600
City of Houston, 5.00% due 5/15/2024 (Combined Utility System)	AA/Aa2	7,250,000	8,854,570
City of Houston, 5.00% due 11/15/2024 (Combined Utility System)	AA/Aa2	5,000,000	6,142,100
City of Houston COP, 6.25% due 12/15/2014 (Water Conveyance System; Insured: AMBAC)	NR/NR	2,850,000	2,877,018
City of Laredo, 5.00% due 3/15/2015 (Sports Venue Improvement; Insured: AMBAC)	A+/A1	1,930,000	1,969,140
City of Laredo GO, 5.00% due 2/15/2018 (Streets, Sidewalks, Drainage, Signals, Lighting; Insured: Natl-Re)	AA/Aa2	2,000,000	2,202,280
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2020 (University of the Incarnate Word Project)	NR/A3	3,620,000	4,239,961
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2021 (University of the Incarnate Word Project)	NR/A3	1,000,000	1,174,290
City of San Antonio, 5.00% due 2/1/2022 (CPS Energy)	AA/Aa1	20,000,000	24,070,400
City of San Antonio, 5.25% due 2/1/2024 (CPS Energy)	AA/Aa1	7,000,000	8,748,040
City of San Antonio GO, 4.00% due 2/1/2015 (City Public Facility Improvements)	AAA/Aaa	1,000,000	1,013,060
City of San Antonio Public Facilities Corp., 5.00% due 9/15/2022 (Convention Center Refinancing & Expansion)	AA+/Aa2	1,450,000	1,726,254
City of Weslaco GO, 5.25% due 2/15/2019 (Waterworks and Sewer System; Insured: Natl-Re)	AA-/A3	2,835,000	3,082,609
Clifton Higher Education Finance Corp., 5.00% due 8/15/2016 (IDEA Public Schools)	BBB/NR	225,000	240,586
Clifton Higher Education Finance Corp., 5.00% due 8/15/2017 (IDEA Public Schools)	BBB/NR	315,000	346,091
Clifton Higher Education Finance Corp., 5.00% due 8/15/2018 (IDEA Public Schools)	BBB/NR	325,000	365,050

42    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Clifton Higher Education Finance Corp., 5.00% due 8/15/2019 (IDEA Public Schools)	BBB/NR	$445,000	$507,149
Clifton Higher Education Finance Corp., 5.00% due 8/15/2023 (IDEA Public Schools)	BBB/NR	1,100,000	1,248,247
Collin County GO, 5.00% due 2/15/2016 (Road and Highway Construction)	AAA/Aaa	1,465,000	1,560,196
Corpus Christi Business & Job Development Corp., 5.00% due 3/1/2021 (Seawall Project)	A+/A1	625,000	728,444
Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A+/A1	5,240,000	4,906,788
Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A+/A1	5,200,000	5,889,572
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	A-/A3	1,260,000	1,387,071
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	A-/A3	1,160,000	1,276,986
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	A-/A3	2,035,000	2,222,627
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	A-/A3	1,935,000	2,113,407
Dallas County Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	A-/A3	2,175,000	2,365,334
Decatur ISD GO, 3.00% due 8/15/2015 (Wise County; Guaranty: PSF)	AAA/NR	1,710,000	1,751,912
Grayson County GO, 1.625% due 1/1/2017 (State Highway Toll System)	AA/Aa2	1,200,000	1,227,480
Grayson County GO, 4.00% due 1/1/2020 (State Highway Toll System)	AA/Aa2	2,000,000	2,246,240
Grayson County GO, 5.00% due 1/1/2022 (State Highway Toll System)	AA/Aa2	3,000,000	3,580,140
Guadalupe-Blanco River Authority PCR, 5.625% due 10/1/2017 (AEP Texas Central Co.)	BBB/Baa1	5,000,000	5,608,050
Gulf Coast Waste Disposal Authority, 3.00% due 10/1/2014 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	210,000	210,015
Gulf Coast Waste Disposal Authority, 4.00% due 10/1/2016 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	500,000	532,500
Gulf Coast Waste Disposal Authority, 4.00% due 10/1/2017 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	800,000	871,312
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2019 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	1,000,000	1,156,830
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2020 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	2,000,000	2,322,740
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2022 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	1,635,000	1,899,232
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2015 (Texas Medical Center Central Heating and Cooling Services Corp.)	AA/Aa3	1,450,000	1,526,778
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2018 (Texas Medical Center Central Heating and Cooling Services Corp.)	AA/Aa3	1,365,000	1,579,100
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2019 (Texas Medical Center Central Heating and Cooling Services Corp.)	AA/Aa3	1,000,000	1,174,460
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2022 (Memorial Hermann Health)	A+/A1	200,000	238,850
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2023 (Memorial Hermann Health)	A+/A1	400,000	479,240
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2024 (Memorial Hermann Health)	A+/A1	3,000,000	3,626,460
Harris County Cultural Education Facilities Finance Corp., 0.04% due 9/1/2031 put 10/1/2014 (Texas Medical Center; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	AAA/Aa1	3,480,000	3,480,000
Harris County Cultural Education Facilities Finance Corp., 0.04% due 9/1/2031 put 10/1/2014 (Texas Medical Center; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	AAA/Aa1	6,200,000	6,200,000
Harris County GO, 4.00% due 10/1/2015 (County Permanent Improvements)	AA+/NR	2,995,000	3,110,188
Harris County GO, 5.00% due 10/1/2015 (County Permanent Improvements)	AA+/NR	4,000,000	4,193,880
Harris County Health Facilities Development Corp., 5.00% due 7/1/2016 (CHRISTUS Health System; Insured: AGM)	AA/A1	6,260,000	6,752,099
Harris County Health Facilities Development Corp., 7.00% due 12/1/2027 pre-refunded 12/1/2018 (Memorial Hermann Healthcare System; LOC: JPMorgan Chase Bank)	NR/A1	1,245,000	1,550,324
Harris County Health Facilities Development Corp., 0.04% due 10/1/2041 put 10/1/2014 (Texas Children’s Hospital; SPA: Wells Fargo Bank N.A.) (daily demand notes)	AA/Aa2	29,855,000	29,855,000
Harris County Hospital District, 5.00% due 2/15/2017 (Insured: Natl-Re)	AA-/A2	1,500,000	1,624,680
Houston Higher Education Finance Corp., 5.875% due 5/15/2021 (Cosmos Foundation, Inc.)	BBB/NR	1,865,000	2,124,813
Houston ISD GO, 5.00% due 2/15/2015 (Harris County School Buildings)	AA+/Aaa	2,450,000	2,494,418
Houston ISD GO, 3.00% due 7/15/2015 (Harris County School Buildings)	AA+/Aaa	2,000,000	2,045,160
Houston ISD GO, 1.50% due 6/1/2036 put 6/1/2015 (Harris County School Buildings; Guaranty: PSF)	AAA/Aaa	10,000,000	10,081,800
Houston ISD GO, 2.00% due 6/1/2037 put 6/1/2016 (Harris County School Buildings; Guaranty: PSF)	AAA/Aaa	10,000,000	10,247,600
Hutto ISD GO, 0% due 8/1/2017 (Guaranty: PSF)	AAA/NR	2,170,000	2,041,883
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	AAA/Aaa	1,000,000	942,340
Kerrville Health Facilities Development Corp., 5.25% due 8/15/2021 (Sid Peterson Memorial Hospital)	BBB/NR	4,000,000	4,094,880
Laredo Community College District GO, 5.00% due 8/1/2019 (School Facilities Improvements)	AA-/Aa3	880,000	1,030,304
Laredo Community College District GO, 5.00% due 8/1/2020 (School Facilities Improvements)	AA-/Aa3	1,360,000	1,609,492
Laredo Community College District GO, 5.00% due 8/1/2022 (School Facilities Improvements)	AA-/Aa3	655,000	783,256
Laredo Community College District GO, 5.00% due 8/1/2023 (School Facilities Improvements)	AA-/Aa3	610,000	734,690
Laredo Community College District GO, 5.00% due 8/1/2024 (School Facilities Improvements)	AA-/Aa3	715,000	869,647
Lower Colorado River Authority, 5.875% due 5/15/2016 (Insured: BHAC/FSA)	NR/Aa1	2,210,000	2,220,431
Lower Colorado River Authority, 5.00% due 5/15/2025 pre-refunded 5/15/2022	NR/NR	55,000	66,895
Lower Colorado River Authority, 5.00% due 5/15/2025	A/A1	8,020,000	9,345,866
Mission Economic Development Corp., 3.75% due 12/1/2018 put 5/1/2015 (Waste Management, Inc.)	A-/NR	8,500,000	8,704,340

Certified Annual Report    43

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
New Caney ISD GO, 5.00% due 2/15/2024 (Guaranty: PSF)	AAA/Aaa	$865,000	$1,044,877
North East ISD GO, 5.00% due 8/1/2016 (Guaranty: PSF)	AAA/Aaa	2,000,000	2,169,480
North East ISD GO, 2.00% due 8/1/2043 put 8/1/2015 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	44,745,000	45,321,763
North Texas University, 5.00% due 4/15/2016	NR/Aa2	2,250,000	2,408,692
Northside ISD GO, 2.00% due 6/1/2039 put 6/1/2019 (Educational Facilities; Guaranty: PSF)	NR/Aaa	2,230,000	2,275,180
Nueces River Authority, 5.00% due 7/15/2015 (City of Corpus Christi Lake Texana Project; Insured: AGM)	AA/Aa3	1,000,000	1,037,910
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2017	BBB+/NR	1,000,000	1,110,170
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2019	BBB+/NR	2,565,000	2,955,957
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2020	BBB+/NR	1,620,000	1,883,639
San Antonio Public Facilities Corp., 5.00% due 9/15/2020 (Convention Center Refinancing & Expansion)	AA+/Aa2	915,000	1,078,611
San Juan Higher Education Finance Authority, 5.125% due 8/15/2020 (IDEA Public Schools)	BBB/NR	1,600,000	1,772,752
State of Texas GO, 1.50% due 8/31/2015 (Cash Flow Management)	SP-1+/Mig1	195,000,000	197,437,500
Tarrant County Cultural Education Facilities Finance Corp., 5.00% due 8/15/2016 (Scott & White Memorial Hospital)	A+/Aa3	2,280,000	2,462,537
Tarrant County Cultural Education Facilities Finance Corp., 5.00% due 8/15/2017 (Scott & White Memorial Hospital)	A+/Aa3	2,000,000	2,227,080
Tarrant County Cultural Education Facilities Finance Corp., 0.02% due 10/1/2041 put 10/1/2014 (Methodist Hospitals of Dallas; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	AAA/Aa1	49,110,000	49,110,000
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: AGM)	AA/A2	10,000,000	11,209,300
Texas Public Finance Authority, 5.00% due 10/15/2014 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,305,000	1,307,610
Texas Public Finance Authority, 5.00% due 10/15/2015 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,450,000	1,520,006
Texas Public Finance Authority, 5.00% due 7/1/2017 pre-refunded 1/1/2016 (Unemployment Compensation)	AAA/Aaa	15,500,000	16,420,235
Tyler Junior College District GO, 4.00% due 2/15/2015 (Higher Education Building Projects)	AA+/NR	1,300,000	1,318,538
Uptown Development Authority, 5.00% due 9/1/2015 (Infrastructure Improvements)	BBB/NR	1,370,000	1,423,704
Uptown Development Authority, 5.00% due 9/1/2017 (Infrastructure Improvements)	BBB/NR	1,580,000	1,739,564
Uptown Development Authority, 5.00% due 9/1/2018 (Infrastructure Improvements)	BBB/NR	1,870,000	2,100,440
Uptown Development Authority, 5.00% due 9/1/2019 (Infrastructure Improvements)	BBB/NR	1,945,000	2,215,705
West Harris County Regional Water Authority, 5.00% due 12/15/2020 (Insured: Natl-Re)	AA-/A1	2,140,000	2,362,132

U.S. VIRGIN ISLANDS — 0.13%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Matching Fund Loan Diageo Project)	NR/Baa3	7,690,000	8,845,346

UTAH — 0.96%
Murray City, 0.04% due 5/15/2037 put 10/1/2014 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	37,390,000	37,390,000
South Valley Water Reclamation Facility, 5.00% due 8/15/2024 pre-refunded 8/15/2015 (Sewer Treatment Facility Improvements; Insured: AMBAC)	A+/NR	2,110,000	2,198,683
Weber County, 0.04% due 2/15/2031 put 10/1/2014 (IHC Health Services, Inc.; SPA: The Bank of New York Mellon) (daily demand notes)	AA+/Aa1	18,400,000	18,400,000
Weber County, 0.04% due 2/15/2035 put 10/1/2014 (IHC Health Services, Inc.; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa1	9,600,000	9,600,000

VERMONT — 0.32%
Vermont Colleges GO, 4.00% due 7/1/2017	A/NR	5,375,000	5,702,176
Vermont EDA, 5.00% due 12/15/2020 (Vermont Public Service Corp.)	NR/NR	14,250,000	16,543,110

VIRGINIA — 0.32%
Fairfax County EDA, 5.00% due 8/1/2016 (Wiehle Avenue Metrorail Station Parking Project)	AA+/Aa2	2,600,000	2,816,216
Fairfax County GO, 4.00% due 10/1/2015 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	5,000,000	5,192,300
Fairfax County GO, 5.00% due 10/1/2016 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	1,100,000	1,201,761
Fairfax County IDA, 4.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,500,000	6,146,525
Fairfax County IDA, 5.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,000,000	5,939,300
Northwestern Regional Jail Authority, 5.00% due 7/1/2033 pre-refunded 7/1/2015 (Community Corrections Center; Insured: Natl-Re)	AA-/Aa2	900,000	932,895

WASHINGTON — 1.95%
Bremerton School District No. 100C GO, 0% due 12/1/2015 (Insured: AGM)	NR/Aa1	1,270,000	1,263,091
Central Puget Sound Regional Transit Authority, 4.00% due 2/1/2015	AAA/Aa1	840,000	850,945
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 3)	AA-/Aa1	5,470,000	6,119,672
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 1)	AA-/Aa1	5,000,000	5,593,850
Energy Northwest, 5.00% due 7/1/2018 (Bonneville Power Administration Project 3)	AA-/Aa1	475,000	526,951
Energy Northwest, 5.00% due 7/1/2018 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,139,020
Energy Northwest, 5.00% due 7/1/2019 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,317,920
Energy Northwest, 5.00% due 7/1/2020 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,344,080
Energy Northwest, 5.00% due 7/1/2021 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,353,740
Energy Northwest, 5.00% due 7/1/2022 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,182,540
Energy Northwest, 5.00% due 7/1/2023 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,188,070

44    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
King County Federal Way School District No. 210 GO, 4.125% due 12/1/2019 (Insured: Natl-Re)	AA+/Aa1	$2,000,000	$2,170,300
Marysville School District No. 25 GO, 4.00% due 12/1/2017 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,000,000	1,102,360
Marysville School District No. 25 GO, 4.00% due 12/1/2018 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,100,000	1,231,934
Marysville School District No. 25 GO, 5.00% due 12/1/2019 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,390,000	1,641,812
Marysville School District No. 25 GO, 5.00% due 12/1/2020 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,625,000	1,938,625
Marysville School District No. 25 GO, 5.00% due 12/1/2021 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,750,000	2,103,815
Marysville School District No. 25 GO, 5.00% due 12/1/2022 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	2,620,000	3,168,418
Marysville School District No. 25 GO, 5.00% due 12/1/2023 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,700,000	2,046,613
Port of Seattle, 5.50% due 9/1/2018 (Insured: Natl-Re)	AA-/A2	5,000,000	5,837,350
Seattle Municipal Light & Power, 5.00% due 2/1/2016	AA/Aa2	800,000	850,392
Seattle Municipal Light & Power, 5.00% due 2/1/2017	AA/Aa2	2,000,000	2,207,160
Skagit County Public Hospital District No. 1, 4.00% due 12/1/2016 (Skagit Regional Health)	NR/Baa2	1,000,000	1,053,290
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2018 (Skagit Regional Health)	NR/Baa2	800,000	883,304
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/Baa2	835,000	925,831
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/Baa2	1,160,000	1,304,954
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/Baa2	500,000	555,865
Skagit County Public Hospital District No. 1, 5.375% due 12/1/2022 (Skagit Valley Hospital)	NR/Baa2	500,000	512,245
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2023 (Skagit Regional Health)	NR/Baa2	750,000	825,698
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2017 (Skagit Regional Health)	NR/A1	1,000,000	1,091,920
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2018 (Skagit Regional Health)	NR/A1	1,270,000	1,404,785
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/A1	1,695,000	1,970,624
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2020 (Skagit Regional Health)	NR/A1	1,570,000	1,843,447
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/A1	3,135,000	3,696,886
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/A1	3,635,000	4,290,790
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2018 (Island Hospital)	NR/A1	1,000,000	1,103,140
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2019 (Island Hospital)	NR/A1	1,000,000	1,109,660
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2020 (Island Hospital)	NR/A1	1,000,000	1,110,240
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2021 (Island Hospital)	NR/A1	1,000,000	1,105,060
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2022 (Island Hospital)	NR/A1	1,700,000	1,993,012
State of Washington COP, 5.00% due 7/1/2016 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,415,000	2,609,721
State of Washington COP, 5.00% due 7/1/2017 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,555,000	2,858,457
State of Washington COP, 5.00% due 7/1/2018 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,670,000	3,065,560
State of Washington COP, 5.00% due 7/1/2019 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	1,000,000	1,170,480
State of Washington COP, 5.00% due 7/1/2020 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,290,000	3,894,472
State of Washington COP, 5.00% due 7/1/2021 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,125,000	3,733,000
State of Washington COP, 5.00% due 7/1/2022 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,000,000	3,599,280
State of Washington GO, 5.00% due 7/1/2015 (Public Highway, Bridge, Ferry Capital and Operating Costs)	AA+/Aa1	5,355,000	5,551,154
State of Washington GO, 0% due 1/1/2018 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	4,000,000	3,889,880
State of Washington GO, 0% due 1/1/2019 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	3,000,000	2,837,940
State of Washington GO, 0% due 12/1/2019 (Public Highway, Bridge, Ferry Capital and Operating Costs; Insured: Natl- Re)	AA+/Aa1	3,030,000	2,802,053
State of Washington Public Power Supply Systems, 0% due 7/1/2015 (Nuclear Project No. 3; Insured: Natl-Re/IBC)	AA-/Aa1	3,000,000	2,993,250
Washington Health Care Facilities Authority, 5.00% due 8/15/2015 (Multicare Health Systems)	AA-/Aa3	2,000,000	2,079,640
Washington Health Care Facilities Authority, 5.00% due 8/15/2016 (Multicare Health Systems)	AA-/Aa3	2,075,000	2,242,951
Washington Health Care Facilities Authority, 5.375% due 12/1/2016 (Group Health Cooperative of Puget Sound; Insured: AMBAC)	BB+/NR	2,000,000	2,005,140
Washington Health Care Facilities Authority, 5.00% due 7/1/2017 (Overlake Hospital Medical Center)	A/A2	1,245,000	1,388,885
Washington Health Care Facilities Authority, 5.00% due 8/15/2017 (Multicare Health Systems)	AA-/Aa3	1,000,000	1,113,840
Washington Health Care Facilities Authority, 5.25% due 8/1/2018 (Highline Medical Center; Insured: FHA 242) (ETM)	NR/NR	7,935,000	8,753,892
Washington Health Care Facilities Authority, 5.00% due 8/15/2018 (Multicare Health Systems)	AA-/Aa3	2,000,000	2,275,320
Washington Health Care Facilities Authority, 5.00% due 7/1/2019 (Overlake Hospital Medical Center)	A/A2	1,050,000	1,220,048
Washington Health Care Facilities Authority, 4.75% due 7/1/2020 (Overlake Hospital Medical Center)	A/A2	1,000,000	1,121,840

WEST VIRGINIA — 0.15%
[b] Mason County PCR, 1.625% due 10/1/2022 put 10/1/2018 (Appalachian Power Company Project)	BBB/NR	3,300,000	3,309,504

Certified Annual Report    45

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Monongalia County Building Commission, 5.25% due 7/1/2020 (Monongalia General Hospital)	A-/NR	$3,185,000	$3,256,408
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2020 (Higher Education Facilities)	A+/Aa3	1,000,000	1,173,240
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2021 (Higher Education Facilities)	A+/Aa3	1,000,000	1,180,610
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2022 (Higher Education Facilities)	A+/Aa3	1,500,000	1,777,395

WISCONSIN — 0.94%
Fox Valley Technical College District GO, 2.00% due 12/1/2014 (Higher Education Facility Projects)	NR/Aaa	4,520,000	4,534,600
Fox Valley Technical College District GO, 3.00% due 12/1/2015 (Higher Education Facility Projects)	NR/Aaa	4,515,000	4,662,595
State of Wisconsin, 5.00% due 7/1/2015 (Petroleum Environmental Cleanup Fund Award Program)	AA/Aa2	4,000,000	4,145,280
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2015 (Aurora Health Care, Inc.)	NR/A3	4,100,000	4,243,418
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2016 (Aurora Health Care, Inc.)	NR/A3	3,695,000	3,965,807
Wisconsin Health & Educational Facilities Authority, 5.00% due 4/15/2017 (Aurora Health Care, Inc.)	NR/A3	1,295,000	1,414,632
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2017 (Agnesian Healthcare, Inc.)	A-/A3	1,000,000	1,100,000
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2017 (Aurora Health Care, Inc.)	NR/A3	5,025,000	5,526,093
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2018 (Agnesian Healthcare, Inc.)	A-/A3	1,855,000	2,083,072
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2019 (Agnesian Healthcare, Inc.)	A-/A3	1,000,000	1,140,210
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2020 (Agnesian Healthcare, Inc.)	A-/A3	2,110,000	2,431,881
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2020 (ProHealth Care, Inc.)	A+/A1	1,075,000	1,254,471
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2021 (ProHealth Care, Inc.)	A+/A1	2,575,000	3,017,282
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2022 (ProHealth Care, Inc.)	A+/A1	1,600,000	1,850,688
Wisconsin Health & Educational Facilities Authority, 5.00% due 12/1/2022 (UnityPoint Health)	NR/Aa3	1,000,000	1,179,340
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A3	1,800,000	1,811,970
Wisconsin Health & Educational Facilities Authority, 5.125% due 8/15/2027 put 8/15/2016 (Aurora Health Care, Inc.)	NR/A3	4,500,000	4,881,285
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2043 put 6/1/2021 (Ascension Health Alliance System)	AA+/Aa2	10,000,000	11,830,000
WPPI Energy, 5.00% due 7/1/2021 (Power Supply System)	A/A1	4,100,000	4,871,907

TOTAL INVESTMENTS — 93.38% (Cost $6,325,088,961)			$6,566,685,131
OTHER ASSETS LESS LIABILITIES — 6.62%			465,722,847

NET ASSETS — 100.00%			$7,032,407,978

46    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FSA	Insured by Financial Security Assurance Co.
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority

IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SCSDE	Insured by South Carolina Department of Education
SONYMA	State of New York Mortgage Authority
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Certified Annual Report    47

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	September 30, 2014

ASSETS
Investments at value (cost $6,325,088,961) (Note 2)	$6,566,685,131
Cash	351,313,779
Receivable for investments sold	49,448,944
Receivable for fund shares sold	19,480,256
Interest receivable	70,572,548
Prepaid expenses and other assets	96,625

Total Assets	7,057,597,283

LIABILITIES
Payable for investments purchased	12,223,558
Payable for fund shares redeemed	8,823,915
Payable to investment advisor and other affiliates (Note 3)	2,664,539
Accounts payable and accrued expenses	530,242
Dividends payable	947,051

Total Liabilities	25,189,305

NET ASSETS	$7,032,407,978

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(947,051)
Net unrealized appreciation on investments	241,596,170
Accumulated net realized gain (loss)	(2,425,967)
Net capital paid in on shares of beneficial interest	6,794,184,826

$7,032,407,978

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($1,865,212,769 applicable to 127,964,579 shares of beneficial interest outstanding - Note 4)	$14.58
Maximum sales charge, 1.50% of offering price	0.22

Maximum offering price per share	$14.80

Class C Shares:
Net asset value and offering price per share* ($749,648,045 applicable to 51,336,227 shares of beneficial interest outstanding - Note 4)	$14.60

Class I Shares:
Net asset value, offering and redemption price per share ($4,417,547,164 applicable to 303,027,166 shares of beneficial interest outstanding - Note 4)	$14.58

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

48    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Year Ended September 30, 2014

INVESTMENT INCOME
Interest income (net of premium amortized of $90,785,515)	$165,664,334

EXPENSES
Investment advisory fees (Note 3)	17,743,842
Administration fees (Note 3)
Class A Shares	2,665,232
Class C Shares	952,968
Class I Shares	1,884,685
Distribution and service fees (Note 3)
Class A Shares	5,330,464
Class C Shares	3,810,357
Transfer agent fees
Class A Shares	992,810
Class C Shares	347,980
Class I Shares	1,974,615
Registration and filing fees
Class A Shares	78,429
Class C Shares	40,657
Class I Shares	250,044
Custodian fees (Note 3)	622,584
Professional fees	104,275
Accounting fees	235,900
Trustee fees	220,980
Other expenses	457,860

Total Expenses	37,713,682
Less:
Fees paid indirectly (Note 3)	(180,824)

Net Expenses	37,532,858

Net Investment Income	128,131,476

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(22,996)
Net change in unrealized appreciation (depreciation) on investments	89,178,704
Net Realized and Unrealized Gain	89,155,708

Net Increase in Net Assets Resulting from Operations	$217,287,184

See notes to financial statements.

Certified Annual Report    49

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	YEAR ENDED SEPTEMBER 30, 2014	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$128,131,476	$126,117,448
Net realized gain (loss) on investments	(22,996)	689,473
Net unrealized appreciation (depreciation) on investments	89,178,704	(146,825,824)

Net Increase (Decrease) in Net Assets Resulting from Operations	217,287,184	(20,018,903)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(37,884,453)	(40,405,210)
Class C Shares	(11,622,218)	(12,785,802)
Class I Shares	(78,624,805)	(72,926,436)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(341,940,499)	96,586,210
Class C Shares	(55,692,515)	36,889,825
Class I Shares	864,935,978	495,171,312

Net Increase in Net Assets	556,458,672	482,510,996

NET ASSETS
Beginning of Year	6,475,949,306	5,993,438,310

End of Year	$7,032,407,978	$6,475,949,306

Distributions in excess of net investment income	$(947,051)	$(1,051,028)

See notes to financial statements.

50    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Certified Annual Report    51

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$6,566,685,131	$—	$6,566,685,131	$—

Total Investments in Securities	$6,566,685,131	$—	$6,566,685,131	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2014.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after

52    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2014, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $6,761 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $53,956 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2014, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2014, fees paid indirectly were $180,824.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, the Fund had transactions with affiliated funds in compliance with Rule 17a-7 under the 1940 Act of $11,421,169 in purchases and $10,171,927 in sales.

Certified Annual Report    53

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	36,108,479	$522,536,121	49,484,325	$722,735,868
Shares issued to shareholders in reinvestment of dividends	2,381,396	34,534,840	2,462,968	35,875,356
Shares repurchased	(62,000,850)	(899,011,460)	(45,505,738)	(662,025,014)

Net increase (decrease)	(23,510,975)	$(341,940,499)	6,441,555	$96,586,210

Class C Shares
Shares sold	7,940,555	$115,293,887	14,778,549	$216,826,246
Shares issued to shareholders in reinvestment of dividends	677,717	9,847,834	722,140	10,538,739
Shares repurchased	(12,467,177)	(180,834,236)	(13,088,746)	(190,475,160)

Net increase (decrease)	(3,848,905)	$(55,692,515)	2,411,943	$36,889,825

Class I Shares
Shares sold	128,853,171	$1,869,230,997	107,226,983	$1,565,881,920
Shares issued to shareholders in reinvestment of dividends	4,847,211	70,339,213	4,478,918	65,237,854
Shares repurchased	(74,200,163)	(1,074,634,232)	(78,049,845)	(1,135,948,462)

Net increase (decrease)	59,500,219	$864,935,978	33,656,056	$495,171,312

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $873,115,769 and $953,592,798, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$6,325,088,961

Gross unrealized appreciation on a tax basis	$245,377,753
Gross unrealized depreciation on a tax basis	(3,781,583)

Net unrealized appreciation (depreciation) on investments (tax basis)	$241,596,170

At September 30, 2014, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2013, of $117,573. For tax purposes, such losses will be reflected in the year ending September 30, 2015.

At September 30, 2014, the Fund had cumulative tax basis capital losses of $212,116, (of which $212,116 is short-term and $0 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occurred in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

At September 30, 2014, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

54    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014

Such capital loss carryforwards expire as follows:

2015	$1,903,834
2016	192,444

$2,096,278

In order to account for permanent book/tax differences, the Fund decreased distribution in excess of net investment income by $103,977 and decreased net capital paid in on shares of beneficial interest by $103,977. This reclassification has no impact on the net asset value of the Fund. The reclassification resulted primarily from a return of capital distribution paid by the Fund.

At September 30, 2014, the Fund did not have any undistributed tax basis net tax-exempt income, undistributed tax basis net ordinary investment income, or undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2014 and September 30, 2013 are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013, was as follows:

	2014	2013
Distributions from:
Tax exempt income	$127,862,872	$125,793,229
Ordinary income	164,627	324,219
Return of capital	103,977	—

Total	$128,131,476	$126,117,448

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    55

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF YEAR	NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)
CLASS A SHARES
2014(b)	$14.38	0.26	0.20	0.46	(0.26)	—	(0.26)	$14.58	1.78	0.72	0.71	0.72	3.20	14.46	$1,865,213
2013(b)	$14.70	0.26	(0.32)	(0.06)	(0.26)	—	(0.26)	$14.38	1.81	0.71	0.71	0.71	(0.39)	17.47	$2,178,317
2012(b)	$14.39	0.31	0.31	0.62	(0.31)	—	(0.31)	$14.70	2.13	0.72	0.72	0.72	4.36	12.72	$2,131,540
2011(b)	$14.27	0.36	0.12	0.48	(0.36)	—	(0.36)	$14.39	2.53	0.74	0.74	0.74	3.43	16.15	$1,649,965
2010(b)	$14.00	0.37	0.28	0.65	(0.38)	—	(0.38)	$14.27	2.66	0.78	0.78	0.78	4.70	12.57	$1,613,582
CLASS C SHARES
2014	$14.41	0.22	0.19	0.41	(0.22)	—	(0.22)	$14.60	1.52	0.97	0.96	0.97	2.87	14.46	$749,648
2013	$14.72	0.23	(0.31)	(0.08)	(0.23)	—	(0.23)	$14.41	1.55	0.97	0.97	0.97	(0.58)	17.47	$795,052
2012	$14.41	0.27	0.31	0.58	(0.27)	—	(0.27)	$14.72	1.85	0.99	0.99	0.99	4.08	12.72	$777,026
2011	$14.30	0.32	0.11	0.43	(0.32)	—	(0.32)	$14.41	2.27	1.00	1.00	1.00	3.08	16.15	$525,923
2010	$14.02	0.33	0.29	0.62	(0.34)	—	(0.34)	$14.30	2.36	1.05	1.05	1.55	4.48	12.57	$481,808
CLASS I SHARES
2014	$14.38	0.30	0.20	0.50	(0.30)	—	(0.30)	$14.58	2.09	0.40	0.40	0.40	3.53	14.46	$4,417,547
2013	$14.70	0.31	(0.32)	(0.01)	(0.31)	—	(0.31)	$14.38	2.15	0.37	0.37	0.37	(0.05)	17.47	$3,502,580
2012	$14.39	0.36	0.31	0.67	(0.36)	—	(0.36)	$14.70	2.46	0.39	0.39	0.39	4.71	12.72	$3,084,872
2011	$14.27	0.41	0.12	0.53	(0.41)	—	(0.41)	$14.39	2.87	0.40	0.40	0.40	3.78	16.15	$2,228,418
2010	$14.00	0.41	0.28	0.69	(0.42)	—	(0.42)	$14.27	2.98	0.44	0.44	0.44	5.04	12.57	$1,890,196

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

56 Certified Annual Report	Certified Annual Report 57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

58    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

	BEGINNING ACCOUNT VALUE 4/1/14	ENDING ACCOUNT VALUE 9/30/14	EXPENSES PAID DURING PERIOD† 4/1/14–9/30/14
Class A Shares
Actual	$1,000.00	$1,017.60	$3.69
Hypothetical*	$1,000.00	$1,021.41	$3.70
Class C Shares
Actual	$1,000.00	$1,016.40	$4.86
Hypothetical*	$1,000.00	$1,020.25	$4.87
Class I Shares
Actual	$1,000.00	$1,019.20	$2.15
Hypothetical*	$1,000.00	$1,022.94	$2.15

†	Expenses are equal to the annualized expense ratio for each class (A: 0.73%; C: 0.96%; I: 0.42%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    59

INDEX COMPARISON

Thornburg Limited Term Municipal Fund	September 30, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

	1 YR	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 9/28/84)	1.65%	2.74%	3.19%	5.16%
C Shares (Incep: 9/1/94)	2.37%	2.77%	3.06%	3.63%
I Shares (Incep: 7/5/96)	3.53%	3.39%	3.69%	4.26%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

60    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Limited Term Municipal Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

Certified Annual Report    61

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

62    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    63

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2014, dividends paid by the Fund of $127,862,872 (or the maximum allowed) are tax exempt dividends, $164,627 are taxable ordinary investment income dividends, and $103,977 are return of capital dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2014. Complete information will be reported in conjunction with your 2014 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

64    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014 (Unaudited)

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was comparable to the return of the securities index and the average return of the fund category considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the index in seven of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in all nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell in the top decile of investment performance of the first of two fund categories for the one-year, three-year, five-year and ten-year periods ended with the second quarter of the current year, and that the Fund’s annualized investment returns fell in the top quartile of investment performance of the second fund category for the one-year and three-year periods ended with the second quarter and fell in the top decile of performance for the five-year and ten-year periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection, considered other fees and expenses charged to the Fund, the costs and profitability of the Advisor, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Funds.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectus. Data considered included comparisons of the advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, and related data. Comparative fee and expense data considered by the Trustees showed that the advisory fee for the Fund was comparable to the median and average fee levels for the fund category, and that the level of total expense for a representative share class of the Fund was comparable to the median and average levels for the category. Peer group data showed that the Fund’s advisory fee level was comparable to the median fee level for the fund peer group and the total expenses for a representative share class were comparable to the median total expenses for the group.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract

Certified Annual Report    65

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2014 (Unaudited)

necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

66    Certified Annual Report

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

68    This page is not part of the Annual Report

Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of September 30, 2014, Thornburg managed approximately $74 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $395 million in Thornburg products as of September 30, 2014.

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This page is not part of the Annual Report    71

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH858

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IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Personal Consumption Expenditure (PCE) Price Index – One measure of U.S. inflation that assesses the percentage change in prices of goods and services purchased by consumers throughout the economy. Of all the measures of consumer price inflation, the PCE price index covers the broadest set of goods and services.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Fiscal Cliff – A combination of expiring tax cuts and across-the-board government spending cuts that were scheduled to become effective at the end of 2012. The idea behind the fiscal cliff was that if the federal government allowed these two events to proceed as planned, they would have a detrimental effect on an already shaky economy. At the same time, it was predicted that going over the fiscal cliff would significantly reduce the federal budget deficit.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Participation Rate – The number of people who are either employed or are actively looking for work. The people who are no longer actively searching for work would not be included in the participation rate. During an economic recession, many workers often get discouraged and stop looking for employment, and as a result, the participation rate decreases.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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THORNBURG INTERMEDIATE MUNICIPAL FUND

Laddering – an All Weather Strategy

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply these techniques to manage risk and pursue attractive returns:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

•	Investing on a cash-only basis without using leverage.

Portfolio Managers

Josh Gonze    Chris Ryon, CFA

Objectives and Strategies

The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Long-Term Stability of Principal

Net Asset Value History of A Shares from July 22, 1991 through September 30, 2014

Average Annual Total Returns

For Periods Ended September 30, 2014

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 7/22/91)
Without sales charge	5.95%	4.18%	4.28%	4.06%	5.10%
With sales charge	3.84%	3.47%	3.86%	3.85%	5.01%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.92%, as disclosed in the most recent Prospectus.

30-Day Yields, A Shares

As of September 30, 2014

Annualized Distribution Yield	2.23%

SEC Yield	1.08%

Key Portfolio Attributes

As of September 30, 2014

Number of Bonds	491

Effective Duration	4.8 Yrs

Average Maturity	7.8 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

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THORNBURG’S SUITE OF MUNICIPAL FUNDS

Municipal Funds for a Range of Interest-Rate Scenarios

At Thornburg, we often say that predicting interest rates is a fool’s game. And with the Federal Reserve still heavily involved in the markets, it’s even more difficult to forecast how rates may rise than when they may rise. Will long rates rise first and short rates follow? Will long and short rates climb simultaneously?

A traditional strategy to protect oneself against interest-rate risk is to move into shorter-duration bond strategies. But the seemingly counterintuitive response of moving to longer-duration strategies can sometimes yield better results.

Diversify Across the Yield Curve

This uncertainty points to why it’s important for investors to match their investment horizon to the duration of the strategy in which they’re invested, and to diversify assets across the yield curve.

For any interest-rate scenario, Thornburg’s comprehensive suite of municipal funds gives prudent investors the ability to diversify across the yield curve.

Diversify Across the Yield Curve with Thornburg Municipal Funds

AAA General Obligation Municipal Yield Curve, as of September 30, 2014

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Thornburg Intermediate Municipal Fund

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

Thornburg Intermediate Municipal Fund	September 30, 2014 (Unaudited)

October 17, 2014

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Intermediate Municipal Fund (the Fund). The net asset value (NAV) of the Class A shares increased by 47 cents to $14.23 per share during the fiscal year ended September 30, 2014. If you were with us for the entire period, you received dividends of 33.9 cents per share. If you reinvested your dividends, you received 34.3 cents per share. Dividends were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a 5.95% total return at NAV for the fiscal year ended September 30, 2014, compared to the 6.13% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Fund generated 1.73% more price return and 1.91% less income than its benchmark.

The market’s positive returns were driven primarily by falling interest rates. Another driver was narrowing credit spreads. In general, investors received smaller and smaller levels of yield for securities of lower credit quality with shorter maturity dates. Chart I shows credit spreads for various maturities of municipal bonds.

Drivers of the Fund’s price return relative to its benchmark are as follows: Interest-rate sensitivity, as measured by the Fund’s duration and differing allocations along the yield curve, added 0.63% of price performance; sector allocations subtracted 0.90% of relative price performance; and the Fund’s overweight to lower-credit-quality securities added 0.77% of price performance versus the benchmark. Other risk factors accounted for another 1.23% of relative price performance.

Interest-Rate Changes

As of the end of fiscal year 2013, many market observers predicted increasing interest rates. The fear of the Federal Reserve (the Fed) curtailing purchases of Treasury and mortgage-backed securities had roiled the markets, though the eventual fact of tapering did not begin until December 18, 2013. This was the backdrop against which rates rose through the end of December 2013. Chart II illustrates the changes in rates by maturity for each quarter of fiscal 2014.

Chart I | Quality Spreads: BBB Municipal Revenue Yields over AAA General Obligation Yields as of 9/30/2014

Chart II | Changes in AAA General Obligation Municipal Yield Curve

9/30/2013 – 9/30/2014

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014 (Unaudited)

This chart highlights a few interesting phenomena:

1.	Interest rates changed by varying amounts for different maturities, highlighting the potential benefits of a portfolio that is diversified by maturity. We believe investors benefit by owning several funds that provide different exposures to various maturity segments of the market.

2.	In the quarter ended December 31, 2013, short and long interest rates declined and intermediate rates continued to rise. The fall in short-term rates was a market reaction to the fear of rising rates and investor desire to shed duration or interest-rate risk. The decline in long-term rates was driven by opportunistic investors who wished to take advantage of a significant difference between short- and long-term rates.

3.	In the quarter ended March 31, 2014, short-term interest rates rose as long-term rates continued to decline. This was doubtless a reaction to the risk of possible Fed tightening and increases in short-term rates.

4.	In the six-month period ended September 30, 2014, interest rates all along the yield curve declined, and longer-term rates continued to slide more than short-term rates.

Table I shows selected changes in rates for the last two fiscal years. The table highlights that although interest rates have declined in fiscal 2014, they have yet to retrace the upswing seen in fiscal 2013. It is noteworthy that rates on the short end (one to five years) of the market have been virtually unchanged, depressed by the Fed’s delay in normalizing benchmark short-term rates.

Table I Yield Changes for the Last Two Fiscal Years

MATURITY	FISCAL YEAR ENDING 9/30/2013	FISCAL YEAR ENDING 9/30/2014
1-Year	-0.02%	-0.03%
5-Year	+0.62%	-0.03%
10-Year	+0.83%	-0.32%
30-Year	+1.43%	-1.08%

Source: Bloomberg

The Economy and the Federal Reserve Board

The U.S. economy has recently grown at an average rate of 2.0% as measured by gross domestic product (GDP), which is defined as the monetary value of all finished goods and services produced within a country’s borders over a specific time period. Many market participants believe that 2.0% GDP growth is suboptimal compared to rates in past recoveries, but the quarter ended December 31, 2013, produced a 3.5% growth rate and the quarter ended June 30, 2014, a 4.6% rate. Growth in the quarter ended March 31, 2014, was negative 2.1%; this anomaly has been attributed to weather effects.

Employment growth is another useful measure for gauging the health of the economy. The financial press highlights this as an area of focus for Fed Chair Janet Yellen. The economy has added approximately 220,000 jobs per month for the fiscal year. This growth has not come without volatility; only 84,000 jobs were added in December 2013 and 304,000 in April 2014. The unemployment rate has declined from 7.2% for the year ended September 30, 2013, to 5.9% as of September 30, 2014. This should make investors feel good about the economy, but other measures paint a mixed picture. One indicator is the U.S. labor force participation rate, which measures the size of the labor force as a percent of the working-age population. Since January 1990, this long-term average has been at 65.9%, but as of September 2014, the participation rate had declined to 62.7%. For fiscal year 2014, this measure has averaged 62.9%. Some economists and demographers attempt to explain the decline in the participation rate by the retirement of Baby Boomers, who have changed every demographic category they have passed through and have been referred to as “the pig in the python.” The thought that Baby Boomers would impact the labor force participation rate significantly enough to cause this decline is plausible, but we have seen no estimates of the effect.

The Fed began reducing purchases of U.S. Treasury and mortgage securities in December 2013 and will complete the process by October 2014. During 2013, the market’s anticipation of the Fed’s tapering its asset purchases sent long-term municipal yields up 1.43%. But in 2014, the reality of tapering (and other factors) sent long-term municipal yields down 1.08%. In its September 17, 2014, release, the Federal Open Market Committee (FOMC) stated:

8    Certified Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014 (Unaudited)

“The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Later, in a press conference, Chair Yellen added more color to the policy statement:

“Let me reiterate, however, that the Committee’s expectations for the path of the federal funds rate are contingent on the economic outlook. If the economy proves to be stronger than anticipated by the Committee, resulting in a more rapid convergence of employment and inflation to the FOMC’s objectives, then increases in the federal funds rate are likely to occur sooner and to be more rapid than currently envisaged. Conversely, if economic performance disappoints, increases in the federal funds rate are likely to take place later and to be more gradual.”

It is clear guidance like this that makes one long for Harry Truman’s “one-handed economist.” From all this, one can glean that the Fed will be “data dependent” (another term being thrown around in the financial press) in determining the future path of the federal funds rate (currently near zero).

Finally, let’s look at inflation. It is important to fixed-income investors because it is the primary determinant of future purchasing power. If inflation increases, the semi-annual coupon payment of most bonds carries less value in the economy. Inflation, as measured by core PCE (the Core Personal Consumption Expenditures Index, which is the Fed’s favored inflation measure) excludes volatile food and energy prices. Since September 2013, core PCE has increased from 1.33% to 1.47%, but this is still materially below the Fed’s inflation target of 2.00%. As 2014 prices of municipal bonds have risen and yields have declined, their after-inflation purchasing power has fallen. Chart III illustrates this point for a 10-year AAA-rated general obligation bond.

Chart III shows that as of August 31, 2014, an investor in a 10-year AAA general obligation bond received a real yield (the yield on a security after inflation is taken into account) of 0.70%. The yield was in excess of inflation but well below its 2.08% average since June 1994. On August 31, a 10-year AAA general obligation bond yielded 2.17%, with core PCE at 1.47%. As of September 30, 2014, a 10-year AAA general obligation bond yielded 2.22%, with a real yield of 0.75%. These extremely low real yields are an important effect of the Fed’s keeping short-term rates very low.

Chart III | 10-Year AAA GO Real Yield (using Core PCE)

6/1/1994 – 8/31/2014

The Municipal Bond Market Credit Picture

The health of municipal market credit has generally been good, helped by GDP growth and increasing employment. But there have been some red flags recently. An August 2014 report from the Nelson A. Rockefeller Institute of Government at the State University of New York, “After Four Years of Uninterrupted Growth, Tax Revenues Decline in the First Quarter, and Preliminary Figures for the Second Quarter of 2014 Signal Further Declines in Personal Income Tax,” sums up certain observations:

•	“State tax revenues declined by 0.3% in the first quarter of 2014. This is the first time state revenues declined after four years of uninterrupted growth.”

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014 (Unaudited)

•	“Personal income tax collections showed a decline of 1.2% in the first quarter of 2014. The decline in personal income tax collections appear to be primarily due to the mirror-image effect of the initial impact of the fiscal cliff on taxpayer behavior, which had driven tax collections upward a year ago.”

•	“Year-to-date figures show 2.8% growth in overall state tax collections in the first three quarters of fiscal 2014 compared to the same period of 2013.”

•	“Local property tax revenues grew by 1.9% in the first quarter, marking the eighth consecutive quarter of growth in nominal terms.”

This data source tells us that overall state revenue is up but that there has been some decline in personal income tax collections that may be explained by individuals pushing income into last year to take advantage of lower personal income tax rates. We would raise a yellow flag at this indicator; this trend bears watching. The point about local property taxes growing should come as no surprise, as the real estate market has improved in many places. This is a very good development for local governments, because property taxes are their primary source of revenues. Not surprisingly, employment also shows positive growth. Only Alaska (off 0.95%) shows a decline for the period from August 2013 through August 2014 (the latest data available at this writing). The three states with the largest increases in employment are North Dakota (up 4.47%), Utah (up 3.53%), and Texas (up 3.63%).

One of the highest hurdles to the health of the state economies is the funding levels of their pension plans. For too long, elected officials have over-promised and under-delivered (especially when it came to making payments to pensions) to their employees, and until recently, markets have proven more of a headwind. On October 9, 2014, Bloomberg reported, “State Pension Gaps Shrink for the First Time Since 2007.” Let us caution all readers: the shrinkage is barely perceptible, but even that is better than a poke in the eye with a sharp stick.

“The median state system last year had 69.3% of the assets needed to meet promised benefits, up from 68.7% in 2012, according to data compiled by Bloomberg.”

This sounds like great news until one realizes the industrywide minimum acceptable funding level is said to be 80%. Thirteen states met or exceeded this; the state with the lowest (some would say worst) level is Illinois with a funding level of 39.3%, down from 40.4% in 2012. We continue to avoid purchase of the general obligation bonds of the State of Illinois for this and other reasons, although we do own certain other credits within the state.

Overall, the state of the states’ economies and their respective credit pictures is healthy, but there are some exceptions. Illinois is one. Exceptions at other levels are the City of Detroit (in the process of exiting Chapter 9 protection) and Puerto Rico, which by all reports doesn’t know what it is doing. We do not own either credit!

The long and short of the Puerto Rico story:

•	In March 2014, the island issued $3.5 billion of general obligation bonds, mostly sold to hedge funds that “only wanted to help the island.” At the time, the island’s officials said this would give them enough cash to last for 18 months.

•	In June 2014, the governor signed legislation allowing the island’s public corporations to “restructure” their debt, the Puerto Rico Electric Power Authority (PREPA) being the best known among them.

•	Later in 2014, PREPA reached “forbearance” agreements with its creditors, calling for, among other things, a “Chief Restructuring Officer” (for an engagement fee of around $10 million, which is not bad work if you can get it).

•	In September, the island’s financial officials announced a $900 million “tax and revenue anticipation” note deal that would be placed with banks who were forced to hold the vast majority of it and could not sell it. That figure was later raised to $1.2 billion. This was six months after the March sale! The yield on these securities is 7.75%; California issued a similar security earlier in the summer for 0.10%. Think there is a difference in the credit?

10    Certified Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014 (Unaudited)

Conclusion

We do not believe that the fixed income markets and municipal bonds particularly, represent any great value at present; real yields are negative in some segments of the market, and very low in others. But we do not believe shareholders should undertake a wholesale rebalancing of portfolios either. It is important to re-evaluate why we own fixed-income products and municipal bonds: as part of a well-balanced, diversified portfolio. Recent volatility certainly demonstrates the potential benefits of these investments. Diversification is one of the best ways for shareholders to manage risk, not only between asset classes but in positioning within markets. And we believe municipal bond investors may benefit from diversifying along the municipal bond yield curve.

Many shareholders may soon ask themselves “what should I do if interest rates begin to rise?” We would suggest having faith in the structure of your portfolio. A portion of your intermediate laddered portfolio’s bonds mature each year, and become available for reinvestment at higher yields; this has the potential to increase income to shareholders. When interest rates do rise, prices will generally decline, but the remaining bonds in the portfolio will move closer to maturity and should increase in price over time. We advise being patient when interest rates start to rise, lengthening your anticipated holding period.

We will continue to strive to manage your assets to fulfill the Fund’s objectives as set out in the prospectus.

Sincerely,

Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	September 30, 2014

Summary of Security Credit Ratings†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
ALABAMA — 1.98%
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2016 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	$160,000	$168,770
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2017 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	750,000	808,095
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2019 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	815,000	895,734
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2020 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	845,000	974,944
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2021 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	890,000	1,030,397
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2022 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	930,000	1,080,093
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2023 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	980,000	1,125,246
Alabama Drinking Water Finance Authority, 5.25% due 8/15/2015 (Insured: AMBAC)	NR/NR	1,200,000	1,244,844
Alabama Public School & College Authority, 5.00% due 5/1/2016 (Educational Facilities)	NR/Aa1	2,000,000	2,147,860
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Educational Facilities)	AA/Aa1	775,000	930,341
Alabama Public School & College Authority, 5.00% due 6/1/2026 (Educational Facilities)	AA/Aa1	4,380,000	5,194,549
City of Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A1	2,000,000	2,042,220
East Alabama Health Care Authority GO, 5.00% due 9/1/2027 (Health Care Facilities Capital Improvements)	A/NR	1,250,000	1,375,837
Montgomery Water Works & Sanitary Sewer Board, 5.00% due 9/1/2017	AAA/Aa1	2,185,000	2,453,296
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2025	A+/A1	2,000,000	2,201,200

ALASKA — 0.46%
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2021 (State Capital Project)	AA+/Aa2	500,000	586,450
Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: Natl-Re)	AA+/Aa2	2,470,000	2,527,922
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	2,000,000	2,348,380

ARIZONA — 2.03%
Arizona Board of Regents for the Benefit of the University of Arizona, 5.00% due 8/1/2024 (Stimulus Plan for Economic and Educational Development)	A+/Aa3	1,635,000	1,892,938
Arizona HFA, 5.00% due 7/1/2017 (Catholic Healthcare West)	A/A3	1,450,000	1,595,000
Arizona State University Energy Management LLC, 5.00% due 7/1/2017 (Tempe Campus Project)	AA-/A1	465,000	516,582
City of Flagstaff GO, 1.75% due 7/1/2015 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	165,000	166,897
City of Flagstaff GO, 1.75% due 7/1/2016 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	204,534
City of Flagstaff GO, 3.00% due 7/1/2020 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	700,000	749,672
City of Flagstaff GO, 4.00% due 7/1/2022 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	420,000	472,500
City of Flagstaff GO, 4.00% due 7/1/2023 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	224,874
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	2,395,000	2,452,911
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: Natl-Re)	AA/Aa3	1,000,000	1,113,530
Pima County IDA, 5.00% due 12/1/2030 (Providence Day School Project)	BBB+/NR	2,000,000	2,125,140
Salt Verde Financial Corp., 5.25% due 12/1/2022 (Salt River Project Agricultural Improvement and Power District)	A-/Baa2	2,000,000	2,345,960
Salt Verde Financial Corp., 5.25% due 12/1/2028 (Salt River Project Agricultural Improvement and Power District)	A-/Baa2	770,000	903,449
State of Arizona, 5.00% due 7/1/2019 (Insured: AGM)	AA/A1	7,280,000	8,451,716
University Medical Center Corp. GO, 5.00% due 7/1/2015 (UMCC Health Care Facilities)	BBB/ Baa2	1,000,000	1,029,370

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
CALIFORNIA — 8.77%
Alameda County Joint Powers Authority, 5.25% due 12/1/2027 (Alameda County Medical Center Highland Hospital)	AA/Aa3	$1,000,000	$1,191,010
Alameda County Joint Powers Authority, 5.25% due 12/1/2028 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,150,000	1,363,130
Alameda County Joint Powers Authority, 5.25% due 12/1/2029 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,500,000	1,768,740
Brentwood Infrastructure Financing Authority, 5.00% due 11/1/2026 (Insured: AGM)	AA/NR	2,000,000	2,210,540
California Educational Facilities Authority, 5.50% due 4/1/2029 (Pitzer College)	NR/A2	3,000,000	3,487,950
California HFFA, 5.00% due 11/15/2022 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,132,070
California HFFA, 5.00% due 3/1/2026 (Adventist Health System/West)	A/NR	3,020,000	3,498,096
California HFFA, 5.25% due 3/1/2027 (Catholic Healthcare West)	A/A3	5,250,000	5,912,130
California Infrastructure & Economic Development Bank, 5.75% due 8/15/2029 (King City Joint Union High School District)	A/NR	1,500,000	1,715,310
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB+/Baa3	2,000,000	2,179,280
California State Housing Finance Agency, 4.55% due 2/1/2015 (Low-Moderate Income Mortgage Financing Program; Insured: FGIC) (AMT)	A-/Baa2	2,640,000	2,662,968
California State Public Works Board, 5.00% due 6/1/2017 (University of California Multiple Campus Capital Projects; Insured: Natl-Re) (ETM)	AA+/Aaa	2,000,000	2,235,980
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	A-/A1	2,500,000	2,856,700
California Statewide Community Development Authority, 6.25% due 8/15/2028 (Enloe Medical Center; Insured: California Mtg Insurance)	A/NR	1,050,000	1,228,049
California Statewide Community Development Authority, 6.00% due 7/1/2030 (Aspire Public Schools)	NR/NR	7,015,000	7,253,019
Carson Redevelopment Agency, 6.25% due 10/1/2022 (Redevelopment Project Area No. 1)	A-/NR	1,620,000	1,925,613
Carson Redevelopment Agency, 6.375% due 10/1/2024 (Redevelopment Project Area No. 1)	A-/NR	1,300,000	1,532,778
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	5,500,000	5,692,500
Corona-Norco USD COP, 5.00% due 4/15/2018 (Insured: AGM)	AA/A1	1,245,000	1,397,089
Corona-Norco USD COP, 5.00% due 4/15/2021 (Insured: AGM)	AA/A1	1,000,000	1,161,830
Delano Financing Authority, 5.00% due 12/1/2025 (City of Delano Police Station and Woollomes Avenue Bridge)	A-/NR	2,555,000	2,796,294
El Camino Hospital District, 6.25% due 8/15/2017 (Insured: AMBAC) (ETM)	NR/NR	435,000	475,425
Franklin-McKinley School District GO, 5.25% due 8/1/2027 (Insured: Natl-Re)	NR/A1	1,000,000	1,202,950
Fresno USD GO, 6.00% due 8/1/2026 (Educational Facilities and Improvements; Insured: Natl-Re)	AA-/A3	1,165,000	1,401,413
Jurupa Public Financing Authority, 5.50% due 9/1/2025 (Eastvale Community Services; Insured: AGM)	AA/NR	1,195,000	1,432,757
Jurupa Public Financing Authority, 5.50% due 9/1/2027 (Eastvale Community Services; Insured: AGM)	AA/NR	1,335,000	1,578,397
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: AGM) (AMT)	AA/A2	1,120,000	1,133,317
M-S-R Energy Authority, 6.125% due 11/1/2029	A-/NR	2,500,000	3,165,950
Mojave USD COP, 0% due 9/1/2021 (Insured: AGM)	AA/NR	1,095,000	859,728
Mojave USD COP, 0% due 9/1/2023 (Insured: AGM)	AA/NR	1,100,000	764,907
North City West School Facilities Financing Authority, 5.00% due 9/1/2024 (Carmel Valley Schools; Insured: AGM)	AA/NR	1,080,000	1,239,149
Redwood City Redevelopment Agency, 0% due 7/15/2023 (Redevelopment Area A-2; Insured: AMBAC)	A-/NR	2,060,000	1,468,368
San Jose Redevelopment Agency, 5.25% due 8/1/2027 (Merged Area Redevelopment Project)	A/Ba1	2,400,000	2,654,544
San Jose Redevelopment Agency, 5.375% due 8/1/2028 (Merged Area Redevelopment Project)	A/Ba1	1,175,000	1,305,390
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA+/Aa1	3,000,000	2,811,420
Saratoga Union School District GO, 0% due 9/1/2023 (Insured: Natl-Re)	AA+/Aa2	900,000	701,694
State of California GO, 5.25% due 9/1/2026 (Kindergarten University Facilities)	A/Aa3	5,000,000	5,963,150
State of California GO, 0.02% due 5/1/2034 put 10/1/2014 (Kindergarten University Facilities; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa1	15,000,000	15,000,000
Tuolumne Wind Project Authority, 5.875% due 1/1/2029 (Tuolumne Co.)	AA-/A2	3,000,000	3,567,360
Turlock Irrigation District, 5.00% due 1/1/2021	AA-/A2	1,750,000	2,023,735
William S. Hart Union High School District GO, 0% due 9/1/2021 (Educational Facilities)	AA/A2	800,000	667,224

COLORADO — 1.19%
City & County of Denver Airport System, 0.20% due 11/15/2025 put 10/1/2014 (Denver International Airport; Insured: AGM; SPA: Morgan Stanley Bank) (daily demand notes)	AA/A1	750,000	750,000
Denver Convention Center Hotel Authority, 5.25% due 12/1/2023 (Insured: Syncora)	BBB-/Baa3	2,530,000	2,644,027
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 pre-refunded 11/1/2017 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/Aaa	1,220,000	1,383,285
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/A2	1,335,000	1,455,884
Park Creek Metropolitan District, 5.25% due 12/1/2020 (Insured: AGM)	AA/NR	1,120,000	1,260,907
Regional Transportation District COP, 5.50% due 6/1/2022 (FasTracks Transportation System)	A/Aa3	3,000,000	3,493,170
Regional Transportation District COP, 5.00% due 6/1/2028 (North Metro Rail Line)	A/Aa3	1,550,000	1,771,046
Southlands Metropolitan District GO, 7.00% due 12/1/2024 pre-refunded 12/1/2014	AA+/NR	1,370,000	1,385,933

CONNECTICUT — 0.37%
Connecticut Health & Educational Facilities Authority, 5.75% due 7/1/2029 (Ethel Walker School)	BBB/NR	1,350,000	1,433,835
Connecticut Health & Educational Facilities Authority, 0.02% due 7/1/2036 put 10/1/2014 (Yale University) (daily demand notes)	AAA/Aaa	915,000	915,000

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
State of Connecticut GO Floating Rate Note, 0.56% due 9/15/2017 (Public Facility Improvements)	AA/Aa3	$2,000,000	$2,012,360

DELAWARE — 0.10%
Delaware River & Bay Authority, 5.00% due 1/1/2018 pre-refunded 1/1/2015 (Insured: Natl-Re)	AA-/A1	165,000	167,034
Delaware River & Bay Authority, 5.00% due 1/1/2018 pre-refunded 1/1/2015 (Insured: Natl-Re)	AA-/A1	335,000	339,054
Delaware Solid Waste Authority, 5.00% due 6/1/2021 (Capital Improvement Program; Insured: Natl-Re)	AA+/A2	615,000	658,191

DISTRICT OF COLUMBIA — 1.29%
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC) (ETM)	NR/NR	1,000,000	1,098,670
District of Columbia COP, 5.00% due 1/1/2020 pre-refunded 1/1/16 (Insured: Natl-Re)	AA-/Aa3	3,900,000	4,129,515
District of Columbia GO, 6.00% due 6/1/2015 (Insured: Natl-Re)	AA/Aa2	3,000,000	3,116,370
Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: AGM)	AA/A3	4,890,000	3,597,915
Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: AGM)	AA/A3	5,000,000	3,474,350

FLORIDA — 6.35%
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Beach Community Redevelopment Project; Insured: Syncora)	NR/A3	3,000,000	3,188,100
City of Jacksonville, 5.00% due 10/1/2026 (Better Jacksonville Plan)	A/A1	2,075,000	2,392,620
City of Lakeland, 5.00% due 10/1/2018 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	2,000,000	2,300,780
City of Lakeland, 5.25% due 10/1/2027 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	3,680,000	4,505,902
City of Lakeland, 5.25% due 10/1/2036 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	2,770,000	3,422,003
City of Miami GO, 5.375% due 9/1/2015 (Insured: Natl-Re)	AA-/A2	1,000,000	1,003,820
Correctional Privatization Commission COP, 5.00% due 8/1/2017 (Insured: AMBAC)	AA+/Aa2	1,000,000	1,004,110
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	NR/NR	1,835,000	1,950,880
Flagler County School Board COP, 5.00% due 8/1/2020 pre-refunded 8/1/2015 (Insured: AGM)	AA/A2	2,560,000	2,662,144
Florida Department of Management Services, 5.00% due 9/1/2018 (Financing or Acquisition of State-Owned Office Buildings; Insured: AMBAC)	AA+/Aa2	500,000	526,960
Florida Department of Management Services COP, 3.50% due 8/1/2016 (Correctional Facilities Construction and Improvements; Insured: AGM)	AA+/Aa2	500,000	527,175
Florida Municipal Loan Council, 5.00% due 10/1/2020 (Insured: Natl-Re)	AA-/A3	1,000,000	1,080,620
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: Natl-Re)	AA-/A3	2,235,000	2,378,979
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	AA+/NR	2,090,000	2,184,656
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	AA+/NR	2,255,000	2,357,129
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa2	1,100,000	1,157,376
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa2	1,750,000	1,841,280
Hillsborough County, 5.00% due 3/1/2017 (Water & Wastewater System; Insured: Natl-Re)	AA-/A1	5,630,000	5,906,546
Lake County School Board Master Lease Program COP, 5.00% due 6/1/2026 (School District Facility Projects)	A/NR	1,210,000	1,365,896
Manatee County, 5.00% due 10/1/2015 (Various County Capital Projects)	NR/Aa2	500,000	524,030
Miami-Dade County Educational Facilities Authority, 5.25% due 4/1/2018 (University of Miami)	A-/A3	250,000	267,285
Miami-Dade County Educational Facilities Authority, 5.25% due 4/1/2024 (University of Miami; Insured: AMBAC)	A-/A3	1,000,000	1,201,330
Miami-Dade County GO, 5.00% due 10/1/2023 (Seaport Properties)	AA/Aa2	1,040,000	1,214,803
Miami-Dade County GO, 6.25% due 7/1/2026 (Building Better Communities)	AA/Aa2	2,130,000	2,493,037
Miami-Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A/A1	3,035,000	3,535,563
Miami-Dade County School Board COP, 5.25% due 5/1/2022 (Insured: AGM)	AA/A1	2,600,000	2,933,268
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: Natl-Re)	AA-/A3	1,695,000	1,775,631
Orange County HFA, 5.125% due 10/1/2026 (Orlando Health, Inc.)	A/A3	2,000,000	2,233,980
Palm Beach County HFA, 5.00% due 12/1/2025 (Boca Raton Regional Hospital)	BBB/NR	500,000	571,740
Palm Beach County School Board COP, 5.00% due 8/1/2032 put 8/1/2016	NR/Aa3	1,500,000	1,617,300
Sarasota County Public Hospital Board, 8.953% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	AA-/A1	2,000,000	2,058,620
School Board of Broward County COP, 5.00% due 7/1/2020 (Educational Facilities and Equipment; Insured: AGM)	AA/A1	1,000,000	1,072,550
School Board of Broward County COP, 5.00% due 7/1/2026 (Educational Facilities and Equipment)	A/A1	3,000,000	3,424,470
School Board of Broward County COP, 5.00% due 7/1/2027 (Educational Facilities and Equipment)	A/A1	2,000,000	2,268,880
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	AA/Aa2	1,500,000	1,665,450
Sunshine State Governmental Finance Commission, 5.00% due 9/1/2028 (Miami-Dade County Program)	AA-/Aa3	3,500,000	4,002,915
University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: Natl-Re)	AA-/A3	1,135,000	1,170,821

GEORGIA — 1.87%
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2024 (UGAREF Bolton Commons, LLC)	NR/Aa2	485,000	578,426
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2025 (UGAREF Bolton Commons, LLC)	NR/Aa2	510,000	604,304
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2027 (UGAREF Bolton Commons, LLC)	NR/Aa2	735,000	855,297
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2028 (UGAREF Bolton Commons, LLC)	NR/Aa2	590,000	682,264
City of Atlanta, 5.50% due 11/1/2022 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	530,000	625,623
City of Atlanta, 5.50% due 11/1/2024 (Water & Wastewater System; Insured: AGM)	AA/Aa3	5,000,000	5,793,500
Clarke County Hospital Authority, 5.00% due 1/1/2023 (Athens Regional Medical Center)	AA/Aa1	2,060,000	2,420,500
Clarke County Hospital Authority, 5.00% due 1/1/2024 (Athens Regional Medical Center)	AA/Aa1	2,310,000	2,680,847

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Clarke County Hospital Authority, 5.00% due 1/1/2025 (Athens Regional Medical Center)	AA/Aa1	$525,000	$602,915
Clarke County Hospital Authority, 5.00% due 1/1/2026 (Athens Regional Medical Center)	AA/Aa1	725,000	830,031
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	3,000,000	3,509,700
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	AA-/A1	1,655,000	1,780,317
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2024 (South Medical Center)	AA-/Aa2	1,200,000	1,385,376

GUAM — 0.74%
Guam Power Authority, 5.00% due 10/1/2023 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,355,460
Guam Power Authority, 5.00% due 10/1/2024 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,358,220
Guam Power Authority, 5.00% due 10/1/2025 (Electric Power System; Insured: AGM)	AA/A2	2,500,000	2,930,500
Guam Waterworks Authority, 5.25% due 7/1/2024 (Water and Wastewater System)	A-/Ba1	1,000,000	1,150,020

HAWAII — 1.09%
City and County of Honolulu GO, 5.00% due 7/1/2016 (Insured: Natl-Re)	NR/Aa1	1,000,000	1,035,150
State of Hawaii GO, 5.00% due 12/1/2027	AA/Aa2	10,000,000	11,944,900

ILLINOIS — 6.13%
Board of Trustees of Southern Illinois University, 5.25% due 4/1/2019 (Housing & Auxiliary Facilities; Insured: Natl-Re)	AA-/A3	1,000,000	1,145,790
Chicago Housing Authority, 5.00% due 7/1/2018 pre-refunded 7/01/2016 (Low-Income Public Housing Program; Insured: AGM)	AA/A2	5,295,000	5,709,281
Chicago Transit Authority, 5.00% due 12/1/2018 (Bombardier Transit Rail System)	AA/A1	1,500,000	1,713,015
City of Chicago, 0% due 11/15/2014 (Near South Redevelopment; Insured: ACA) (ETM)	NR/NR	1,510,000	1,509,517
City of Chicago, 5.00% due 1/1/2019 (Midway Airport; Insured: AMBAC) (AMT)	A-/A3	1,210,000	1,223,661
City of Chicago, 5.75% due 11/1/2030 (Water System; Insured: AMBAC)	AA+/Aa1	1,270,000	1,527,238
City of Chicago, 5.00% due 1/1/2032 (Midway Airport)	A-/A3	4,805,000	5,362,188
City of Chicago, 5.00% due 1/1/2033 (Midway Airport)	A-/A3	5,000,000	5,567,250
City of Chicago, 5.25% due 1/1/2034 (Midway Airport)	A-/A3	4,700,000	5,252,720
City of Chicago GO, 5.00% due 1/1/2020 (Municipal Facilities Projects; Insured: AMBAC)	A+/Baa1	1,000,000	1,059,140
City of Chicago GO, 5.00% due 12/1/2022 (Modern Schools Across Chicago Program; Insured: AMBAC)	A+/Baa1	415,000	438,713
City of Chicago GO, 5.00% due 12/1/2024 (Modern Schools Across Chicago Program; Insured: AMBAC)	A+/Baa1	500,000	524,315
City of Mount Vernon GO, 4.00% due 12/15/2025 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,900,000	1,988,502
City of Waukegan GO, 4.00% due 12/30/2015 (Insured: AGM)	NR/A2	500,000	520,440
City of Waukegan GO, 5.00% due 12/30/2016 (Insured: AGM)	NR/A2	1,500,000	1,629,645
City of Waukegan GO, 5.00% due 12/30/2017 (Insured: AGM)	NR/A2	1,680,000	1,868,093
City of Waukegan GO, 5.00% due 12/30/2018 (Insured: AGM)	NR/A2	2,000,000	2,262,460
Community College District No. 525 GO, 6.25% due 6/1/2024 (Joliet Junior College)	AA/NR	500,000	561,530
Cook County Community College District No. 508 GO, 5.25% due 12/1/2026 (City Colleges of Chicago)	AA/NR	1,000,000	1,156,220
Cook County GO, 5.25% due 11/15/2024	AA/A1	3,000,000	3,383,970
Cook County School District No. 104 GO, 0% due 12/1/2022 (Argo Summit Elementary School Facilities; Insured: AGM) (ETM)	NR/NR	2,000,000	1,683,580
DuPage County Community Consolidated School District No. 93 GO, 2.00% due 1/1/2015 (Carol Stream Educational Facilities) (State Aid Withholding)	AA+/NR	465,000	466,934
DuPage County Community Consolidated School District No. 93 GO, 2.00% due 1/1/2016 (Carol Stream Educational Facilities) (State Aid Withholding)	AA+/NR	485,000	494,196
Forest Preserve District of DuPage County GO, 4.00% due 11/1/2022 (Land Acquisition and Development)	AAA/NR	750,000	843,855
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center)	AA-/A2	1,000,000	1,073,590
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 (Rush University Medical Center)	AA-/A2	1,000,000	1,120,510
Illinois Finance Authority, 5.00% due 11/1/2016 (Central DuPage Health)	AA/NR	2,000,000	2,173,260
Illinois Finance Authority, 5.00% due 11/1/2017 (Central DuPage Health)	AA/NR	2,000,000	2,233,160
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: Syncora)	A/NR	1,000,000	1,052,790
Illinois Finance Authority, 6.125% due 11/1/2023 (Advocate Health Care Network)	AA/Aa2	5,175,000	6,156,956
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center I, Inc.; Collateralized: GNMA)	NR/Aa1	565,000	566,898
Illinois Toll Highway Authority, 5.00% due 1/1/2021 pre-refunded 7/1/2015 (Congestion-Relief Plan; Insured: AGM)	AA/Aa3	350,000	362,684
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM) (ETM)	NR/Aa2	45,000	44,387
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM)	NR/Aa2	955,000	927,735
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2022 (McCormick Place Expansion Project)	AAA/NR	1,000,000	1,190,710
Niles Park District GO, 2.00% due 12/1/2014 (Parks and Recreation Projects)	NR/Aa2	315,000	315,832
Niles Park District GO, 2.00% due 12/1/2015 (Parks and Recreation Projects)	NR/Aa2	325,000	330,528
Niles Park District GO, 2.00% due 12/1/2016 (Parks and Recreation Projects)	NR/Aa2	330,000	338,666
Niles Park District GO, 3.00% due 12/1/2017 (Parks and Recreation Projects)	NR/Aa2	340,000	359,169
Niles Park District GO, 3.00% due 12/1/2018 (Parks and Recreation Projects)	NR/Aa2	350,000	371,035
Niles Park District GO, 3.00% due 12/1/2019 (Parks and Recreation Projects)	NR/Aa2	360,000	381,161
Niles Park District GO, 3.00% due 12/1/2020 (Parks and Recreation Projects)	NR/Aa2	370,000	390,920
State of Illinois, 5.00% due 6/15/2018	AAA/NR	2,000,000	2,287,540
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: Natl-Re)	NR/Aa3	1,205,000	1,818,827

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Village of Tinley Park GO, 4.00% due 12/1/2021	AA+/NR	$585,000	$650,672
Village of Tinley Park GO, 5.00% due 12/1/2024	AA+/NR	870,000	1,018,935

INDIANA — 3.68%
Allen County Jail Building Corp., 5.00% due 4/1/2018 (Insured: Syncora)	NR/Aa2	2,495,000	2,660,518
Allen County Redevelopment District, 5.00% due 11/15/2018	NR/A2	1,560,000	1,625,738
Board of Trustees for the Vincennes University, 5.375% due 6/1/2022	NR/Aa3	895,000	1,077,321
City of Carmel Redevelopment Authority, 0% due 2/1/2016 (Performing Arts Center)	AA+/Aa1	1,730,000	1,718,028
City of Carmel Redevelopment Authority, 0% due 2/1/2021 (Performing Arts Center)	AA+/Aa1	2,000,000	1,742,700
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 (Performing Arts Center)	NR/NR	2,730,000	3,001,580
City of Petersburg, 5.40% due 8/1/2017 (Indianapolis Power and Light Company; Insured: Natl-Re/IBC)	AA-/A2	1,325,000	1,479,416
Clay Multi-School Building Corp., 5.00% due 1/15/2018 (State Aid Withholding)	AA+/NR	1,735,000	1,943,599
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 (Harrison Square; Insured: AGM)	NR/Aa2	2,290,000	2,495,413
Franklin Township Multi-School Building Corp., 5.00% due 7/10/2017 (Franklin Central High School) (State Aid Withholding)	AA+/NR	630,000	704,850
Hobart Building Corp., 6.50% due 7/15/2019 (Insured: Natl-Re) (State Aid Withholding)	AA+/A3	1,000,000	1,223,010
Indiana Bond Bank, 5.25% due 2/1/2015 (Safe Drinking Water & Wastewater Programs)	AAA/NR	500,000	508,545
Indiana Bond Bank, 5.25% due 10/15/2020 (Natural Gas Utility Improvements)	NR/A3	5,340,000	6,279,787
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional Health Financing Program; Insured: AMBAC)	AA/NR	2,000,000	2,361,880
Indiana Finance Authority, 5.00% due 3/1/2019 (University Health)	AA-/Aa3	5,000,000	5,791,450
Indiana Finance Authority, 5.00% due 11/1/2021 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	605,000	683,287
Indiana Finance Authority, 5.25% due 9/15/2022 (Marian University)	BBB-/NR	2,480,000	2,644,920
Indiana Finance Authority, 5.25% due 9/15/2023 (Marian University)	BBB-/NR	2,605,000	2,754,032
Indiana Finance Authority, 4.10% due 11/15/2046 put 11/3/2016 (Ascension Health)	AA+/Aa2	1,000,000	1,074,340
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 pre-refunded 8/1/2016 (146th Street Extension)	AA/NR	1,000,000	1,084,890
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	AA/NR	1,000,000	1,084,890

IOWA — 0.39%
Iowa Finance Authority, 5.00% due 2/15/2030 (UnityPoint Health)	NR/Aa3	2,250,000	2,577,667
Iowa Finance Authority, 5.00% due 2/15/2032 (UnityPoint Health)	NR/Aa3	1,850,000	2,098,363

KANSAS — 0.06%
Kansas Development Finance Authority, 5.00% due 6/1/2020 (Wichita State University)	NR/Aa3	575,000	676,988

KENTUCKY — 0.28%
Louisville/Jefferson County Metro Government, 5.25% due 10/1/2026 (Norton Suburban Hospital and Kosair Children’s Hospital)	A-/NR	2,320,000	2,630,254
Turnpike Authority of Kentucky, 5.00% due 7/1/2017 pre-refunded 7/1/2015 (Revitalization Projects-Highway Capital Planning; Insured: AMBAC)	AA+/Aa2	650,000	673,705

LOUISIANA — 2.77%
City of New Orleans, 6.00% due 6/1/2024 pre-refunded 6/1/2019 (Sewerage System; Insured: AGM)	AA/A3	750,000	916,545
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2023	BBB+/NR	1,230,000	1,324,587
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2025	BBB+/NR	1,350,000	1,439,491
Law Enforcement District of the Parish of Plaquemines, 5.15% due 9/1/2027	BBB+/NR	1,490,000	1,590,456
Law Enforcement District of the Parish of Plaquemines, 5.30% due 9/1/2029	BBB+/NR	1,650,000	1,766,160
Louisiana Energy and Power Authority, 5.25% due 6/1/2029 (LEPA Unit No. 1; Insured: AGM)	AA/A2	1,000,000	1,159,010
Louisiana Energy and Power Authority, 5.25% due 6/1/2030 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,955,000	3,400,673
Louisiana Energy and Power Authority, 5.25% due 6/1/2031 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,145,000	2,454,545
Louisiana Offshore Terminal Authority, 2.125% due 10/1/2037 put 10/1/2015 (Deepwater Oil Port-Loop LLC)	BBB/A3	2,500,000	2,530,250
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	AA/A3	1,590,000	1,733,005
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: AGM) (AMT)	AA/A2	1,000,000	1,116,900
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: AGM)	AA/A2	2,000,000	2,212,320
New Orleans Regional Transit Authority, 5.00% due 12/1/2023 (Insured: AGM)	AA/Aa3	1,000,000	1,132,040
New Orleans Regional Transit Authority, 5.00% due 12/1/2024 (Insured: AGM)	AA/Aa3	1,000,000	1,127,140
Office Facilities Corp., 5.00% due 3/1/2019 (State Capitol Complex Program)	AA-/Aa3	255,000	294,176
Parish of Lafourche, 5.00% due 1/1/2024 (Roads, Highways and Bridges)	AA-/NR	1,065,000	1,278,809
Parish of Lafourche, 5.00% due 1/1/2025 (Roads, Highways and Bridges)	AA-/NR	2,620,000	3,153,851
St. Tammany Parish, 5.00% due 6/1/2019 pre-refunded 6/1/2016 (Insured: CIFG)	AA-/NR	1,300,000	1,414,790
St. Tammany Parish, 5.00% due 6/1/2020 pre-refunded 6/1/2016 (Insured: CIFG)	AA-/NR	1,000,000	1,088,300
State of Louisiana GO, 5.00% due 8/1/2018 (Insured: AGM)	AAA/Aa3	300,000	312,132
Terrebonne Parish Hospital Service District 1, 5.00% due 4/1/2028 (General Medical Center)	A+/A2	1,500,000	1,616,400

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
MARYLAND — 0.05%
County of Montgomery GO, 0.04% due 6/1/2026 put 10/1/2014 (Consolidated Public Improvements; SPA: Wells Fargo Bank N.A.) (daily demand notes)	AAA/Aaa	$615,000	$615,000

MASSACHUSETTS — 1.31%
Commonwealth of Massachusetts GO, 4.00% due 6/1/2015 (Commonwealth Capital Investment Plan)	AA+/Aa1	525,000	538,634
Massachusetts Bay Transportation Authority, 5.25% due 7/1/2030 (Transportation Capital Program)	AAA/Aa1	1,000,000	1,270,620
Massachusetts Development Finance Agency, 5.50% due 10/1/2025 (Simmons College)	BBB+/Baa1	460,000	535,831
Massachusetts Development Finance Agency, 5.50% due 10/1/2028 (Simmons College)	BBB+/Baa1	1,330,000	1,523,954
Massachusetts Educational Financing Authority, 5.50% due 1/1/2022 (Higher Education Student Loans)	AA/NR	1,130,000	1,289,884
Massachusetts School Building Authority, 5.00% due 8/15/2030 pre-refunded 8/15/2015 (SMART Fund; Insured: AGM)	AA/Aa2	10,000,000	10,423,000

MICHIGAN — 3.93%
Brighton Area Schools GO, 5.00% due 5/1/2016 (Livingston County School Building and Site; Insured: Q-SBLF)	NR/Aa2	370,000	395,763
City of Troy GO, 5.00% due 10/1/2016 (Public Safety Facilities and City Hall)	AAA/NR	1,060,000	1,146,061
City of Troy GO, 5.00% due 11/1/2025 (Downtown Development Authority-Community Center Facilities)	AAA/NR	300,000	347,820
County of Genesee, 5.00% due 11/1/2024 (Water Supply System; Insured: BAM)	AA/A2	610,000	683,810
County of Genesee, 5.00% due 11/1/2025 (Water Supply System; Insured: BAM)	AA/A2	345,000	384,751
County of Genesee, 5.25% due 11/1/2026 (Water Supply System; Insured: BAM)	AA/A2	900,000	1,011,753
County of Genesee, 5.25% due 11/1/2027 (Water Supply System; Insured: BAM)	AA/A2	1,375,000	1,541,238
County of Genesee, 5.25% due 11/1/2028 (Water Supply System; Insured: BAM)	AA/A2	645,000	721,471
County of Genesee, 5.00% due 11/1/2029 (Water Supply System; Insured: BAM)	AA/A2	1,210,000	1,334,122
County of Genesee, 5.00% due 11/1/2030 (Water Supply System; Insured: BAM)	AA/A2	1,195,000	1,314,811
County of Genesee, 5.125% due 11/1/2032 (Water Supply System; Insured: BAM)	AA/A2	750,000	824,220
Detroit City School District GO, 5.25% due 5/1/2026 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa2	3,150,000	3,674,601
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa2	1,100,000	1,288,056
Fraser Public School District GO, 5.00% due 5/1/2018 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa2	910,000	934,424
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: AGM)	AA/A2	2,000,000	2,256,900
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 (Bronson Hospital; Insured: AGM)	NR/A2	2,470,000	2,812,367
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2026 (Bronson Hospital)	NR/A2	1,285,000	1,430,077
Michigan Finance Authority, 5.00% due 4/1/2026 (Government Loan Program)	A+/NR	1,580,000	1,744,920
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School)	NR/NR	1,110,000	1,102,918
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	945,000	1,011,830
Michigan State Building Authority, 0% due 10/15/2025 (Insured: Natl-Re)	AA-/Aa3	5,000,000	3,028,750
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Sparrow Health System)	A+/A1	2,140,000	2,301,977
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Health System)	A/A2	3,000,000	3,197,940
Michigan State Hospital Finance Authority, 5.625% due 11/15/2029 (Henry Ford Health System)	A-/A3	2,500,000	2,800,675
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: AGM)	AA/A1	1,000,000	1,136,400
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2016 (William Beaumont Hospital)	A/A1	2,000,000	2,171,080
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 pre-refunded 9/1/2018 (William Beaumont Hospital)	A/Aaa	2,540,000	3,234,385
South Lyon Community Schools GO, 4.00% due 5/1/2019 (School Buildings and Sites; Insured: Natl-Re)	AA-/Aa2	450,000	472,320
State of Michigan Trunk Line Fund, 5.50% due 11/1/2020 (Insured: AGM)	AA+/Aa2	1,500,000	1,833,840
Warren Consolidated Schools District GO, 4.00% due 5/1/2018 (School Buildings and Sites; Insured: AGM)	AA/A2	750,000	786,225

MINNESOTA — 1.14%
Housing & Redevelopment Authority of the City of St. Paul, 5.25% due 5/15/2020 (HealthPartners Health System)	A/A2	1,965,000	2,101,725
Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2023 pre-refunded 1/1/2015 (Airport, Marina & Port Improvements; Insured: BHAC) (AMT)	AA+/Aa1	3,885,000	3,931,697
Minnesota Agriculture & Economic Development Board, 5.50% due 2/15/2025 (Essentia Health; Insured: AGM)	AA/NR	2,500,000	2,855,025
State of Minnesota GO, 5.00% due 8/1/2015 (Educational and Recreational Facilities Improvements)	AA+/Aa1	4,425,000	4,604,876
State of Minnesota GO, 5.00% due 8/1/2015 (Educational and Recreational Facilities Improvements) (ETM)	NR/NR	75,000	78,034

MISSISSIPPI — 0.95%
Mississippi Development Bank, 5.00% due 3/1/2018 (Municipal Energy Agency Power Supply; Insured: Syncora)	NR/Baa1	1,920,000	2,011,622
Mississippi Development Bank, 5.00% due 7/1/2022 (City of Canton Parking Facilities)	NR/NR	1,935,000	2,092,412
Mississippi Development Bank, 5.25% due 8/1/2027 (Department of Corrections)	AA-/NR	3,415,000	3,855,603
Mississippi Development Bank GO, 5.00% due 3/1/2025 (Capital City Convention Center)	AA-/Aa2	2,850,000	3,409,940

MISSOURI — 1.43%
Kansas City Metropolitan Community Colleges Building Corp., 5.00% due 7/1/2017 (Junior College District; Insured: Natl-Re)	NR/Aa2	1,000,000	1,077,480
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	A-/NR	1,000,000	1,069,850
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	A-/NR	2,000,000	2,102,700
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	A-/NR	2,000,000	2,131,940

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Missouri Development Finance Board, 0.17% due 12/1/2033 put 10/1/2014 (The Nelson Gallery Foundation; SPA: Northern Trust Co.) (daily demand notes)	AAA/Aaa	$500,000	$500,000
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2019 (Webster University)	NR/A2	2,235,000	2,579,145
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2021 (Webster University)	NR/A2	2,520,000	2,945,452
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Project-Public Improvements) (ETM)	NR/NR	810,000	881,798
Tax Increment Financing Commission of Kansas City, 5.00% due 5/1/2022 (Union Hill Redevelopment Project)	NR/NR	3,570,000	3,750,928

NEVADA — 1.08%
Carson City, 5.00% due 9/1/2027 (Carson Tahoe Regional Medical Center)	BBB+/NR	2,450,000	2,696,862
Washoe County GO, 5.00% due 7/1/2026 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	5,000,000	5,677,350
Washoe County GO, 5.00% due 7/1/2029 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,247,980
Washoe County GO, 5.00% due 7/1/2032 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,233,700

NEW HAMPSHIRE — 1.06%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian/ACA)	NR/Caa1	4,990,000	4,695,241
New Hampshire Health & Education Facilities Authority, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,077,720
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2026	AA/Aa3	1,860,000	2,206,685
State of New Hampshire, 5.00% due 2/1/2022 (Turnpike System)	A+/A1	2,250,000	2,673,990
State of New Hampshire, 5.00% due 2/1/2024 (Turnpike System)	A+/A1	1,755,000	2,044,049

NEW JERSEY — 2.74%
Burlington County Bridge Commission, 4.00% due 12/1/2017 (County Governmental Loan Program)	AA/Aa2	850,000	934,192
Cape May County Industrial Pollution Control Financing Authority, 6.80% due 3/1/2021 (Atlantic City Electric Company; Insured: Natl-Re)	AA-/A3	560,000	688,453
Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & State Court Facilities; Insured: Natl-Re)	NR/Aa2	2,500,000	3,132,450
New Jersey EDA, 5.50% due 9/1/2026 (School Facilities Construction; Insured: AMBAC)	A-/A2	3,000,000	3,620,700
New Jersey EDA, 5.50% due 9/1/2027 (School Facilities Construction; Insured: Natl-Re)	AA-/A2	1,700,000	2,116,483
New Jersey EDA, 5.00% due 6/15/2029 (School Facilities Construction)	A-/A2	12,890,000	14,390,396
New Jersey State Health Care Facilities Financing Authority, 5.00% due 7/1/2027 (Virtua Health)	A+/NR	2,000,000	2,322,760
New Jersey State Health Care Facilities Financing Authority, 5.00% due 7/1/2028 (Virtua Health)	A+/NR	1,000,000	1,155,260
New Jersey Water Supply Authority, 5.00% due 8/1/2019 (Manasquan Reservoir Water Supply System; Insured: Natl-Re)	AA/Aa3	635,000	659,759
Passaic Valley Sewage Commissioners GO, 5.75% due 12/1/2022	NR/A2	3,000,000	3,654,960

NEW MEXICO — 0.79%
City of Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A3	3,000,000	3,204,180
City of Las Cruces GRT, 5.00% due 6/1/2030 (NMFA Loan)	NR/Aa3	2,040,000	2,245,591
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,130,000	2,175,135
Rio Rancho Public School District No. 94, 5.00% due 8/1/2015 (State Aid Withholding)	NR/Aa1	1,715,000	1,783,257

NEW YORK — 5.54%
City of New York GO, 5.00% due 8/1/2019 pre-refunded 8/1/2015 (Financial Emergency Act; Insured: Natl-Re)	AA-/Aa2	465,000	483,888
City of New York GO, 5.00% due 8/1/2019 (Financial Emergency Act; Insured: Natl-Re)	AA/Aa2	140,000	145,576
City of New York GO, 0.04% due 8/1/2020 put 10/1/2014 (City Budget Financial Management; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	AAA/Aa1	1,300,000	1,300,000
City of New York GO, 0.42% due 8/1/2021 (Capital Projects)	AA/Aa2	2,700,000	2,700,513
City of New York GO, 5.00% due 8/1/2027 (Financial Emergency Act)	AA/Aa2	4,530,000	5,360,983
City of New York GO, 5.00% due 8/1/2030 (Financial Emergency Act)	AA/Aa2	5,000,000	5,860,050
City of New York GO, 5.00% due 8/1/2031 (City Budget Financial Management)	AA/Aa2	4,000,000	4,665,760
City of New York GO, 0.04% due 1/1/2036 put 10/1/2014 (Gowanus Canal Site; SPA: JPMorgan Chase Bank N.A) (daily demand notes)	AA/Aa2	4,800,000	4,800,000
County of Nassau GO, 5.00% due 4/1/2026 (Insured: BAM)	AA/NR	1,300,000	1,486,797
Erie County Industrial Development Agency, 5.00% due 5/1/2019 (City of Buffalo School District)	AA/Aa2	3,000,000	3,504,330
Erie County Industrial Development Agency, 5.00% due 5/1/2027 (City of Buffalo School District) (State Aid Withholding)	AA/Aa2	5,000,000	5,852,350
Lake Placid Central School District GO, 5.00% due 6/15/2017 (Elementary, Middle/High School Projects; Insured: Natl-Re) (State Aid Withholding)	NR/Aa3	305,000	335,692
New York City Municipal Water Finance Authority, 0.03% due 6/15/2035 put 10/1/2014 (Water and Sewer System; SPA: Bayerische Landesbank) (daily demand notes)	AAA/Aa1	20,000,000	20,000,000
New York State Dormitory Authority, 5.625% due 7/1/2016 (City University System)	AA/Aa2	710,000	750,733
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	850,000	910,767
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	AA/Aa2	500,000	588,200
New York State Dormitory Authority, 5.00% due 7/1/2023 (Miriam Osborn Memorial Home Assoc.)	NR/NR	2,180,000	2,369,704
New York State Dormitory Authority, 5.00% due 12/15/2027 (State Educational & Medical Facilities)	AAA/Aa1	2,500,000	2,977,925
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza Project)	NR/A1	1,700,000	1,923,754

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
NORTH CAROLINA — 0.28%
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2018 (Carolinas HealthCare System)	AA-/Aa3	$600,000	$639,312
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2028 (Carolinas HealthCare System)	AA-/Aa3	2,190,000	2,509,324
County of Henderson COP, 5.25% due 5/1/2017 pre-refunded 5/1/2015 (Dana Elementary School and Depts. of Social Services, Public Health and Veterans Services; Insured: AMBAC)	AA/Aa3	230,000	236,902

NORTH DAKOTA — 0.18%
County of Ward, 5.125% due 7/1/2021 (Trinity Health System)	BBB-/NR	1,000,000	1,029,670
North Dakota Building Authority, 4.25% due 12/1/2015 (Various State Agency Capital Projects; Insured: Natl-Re)	AA+/Aa2	1,105,000	1,157,222

OHIO — 5.94%
Akron, Bath and Copley Joint Township Hospital District, 5.00% due 11/15/2024 (Children’s Hospital Medical Center of Akron)	NR/A1	1,000,000	1,154,440
American Municipal Power, Inc., 5.25% due 2/15/2028 (AMP Fremont Energy Center)	A/A1	4,000,000	4,557,280
City of Cleveland, 2.00% due 10/1/2014 (Parks and Recreation Facilities)	AA/A1	470,000	470,024
City of Cleveland, 2.00% due 10/1/2015 (Public Safety, Health and Welfare Facilities)	AA/A1	375,000	381,206
City of Cleveland, 2.00% due 10/1/2015 (Parks and Recreation Facilities)	AA/A1	475,000	482,861
City of Cleveland, 3.00% due 10/1/2017 (Parks and Recreation Facilities)	AA/A1	490,000	520,939
City of Cleveland, 5.00% due 11/15/2027 (Public Facilities Improvements)	AA/A1	1,285,000	1,494,082
City of Cleveland, 5.00% due 10/1/2028 (Bridges and Roadways)	AA/A1	2,420,000	2,799,892
City of Cleveland, 5.00% due 11/15/2028 (Public Facilities Improvements)	AA/A1	1,000,000	1,158,690
City of Cleveland, 5.00% due 10/1/2029 (Bridges and Roadways)	AA/A1	100,000	115,251
City of Cleveland, 5.00% due 11/15/2029 (Public Facilities Improvements)	AA/A1	1,415,000	1,633,292
City of Cleveland, 5.00% due 11/15/2030 (Public Facilities Improvements)	AA/A1	1,485,000	1,700,087
City of Cleveland GO, 5.00% due 12/1/2016 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,096,430
City of Cleveland GO, 5.00% due 12/1/2024 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,183,380
City of Cleveland GO, 5.00% due 12/1/2026 (Various Municipal Capital Improvements)	AA/A1	1,230,000	1,439,469
City of Hamilton, 5.25% due 10/1/2017 (Wastewater System; Insured: AGM)	NR/A1	1,500,000	1,574,595
Cleveland-Cuyahoga County Port Authority, 6.25% due 5/15/2016 (Council for Economic Opportunities in Greater Cleveland; LOC: FifthThird Bank)	BBB+/NR	410,000	410,677
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2021 (Cleveland Museum of Art)	AA+/NR	1,330,000	1,555,661
Cleveland-Cuyahoga County Port Authority, 5.00% due 7/1/2025 (County Administration Offices)	AA-/Aa2	1,780,000	2,126,780
County of Allen, 5.00% due 5/1/2025 (Catholic Health Partners-Mercy Health West Facility)	AA-/A1	4,470,000	5,103,935
County of Allen, 5.00% due 5/1/2026 (Catholic Health Partners-Mercy Health West Facility)	AA-/A1	3,855,000	4,372,688
County of Hamilton, 5.00% due 5/15/2028 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	2,665,000	3,107,630
County of Hamilton, 5.00% due 5/15/2029 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	1,000,000	1,160,080
County of Hamilton, 5.00% due 5/15/2031 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	4,420,000	5,094,227
Deerfield Township, 5.00% due 12/1/2016	NR/A1	1,035,000	1,115,057
Deerfield Township, 5.00% due 12/1/2025	NR/A1	1,000,000	1,045,810
Lucas County Health Care Facility, 5.00% due 8/15/2021 (Sunset Retirement Community)	NR/NR	1,400,000	1,502,522
Lucas County Health Care Facility, 5.125% due 8/15/2025 (Sunset Retirement Community)	NR/NR	1,250,000	1,369,337
Ohio Air Quality Development Authority PCR, 5.70% due 8/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	3,000,000	3,479,310
Ohio Air Quality Development Authority PCR, 3.625% due 12/1/2033 put 6/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	1,000,000	1,023,930
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	1,000,000	1,079,390
Ohio State Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	3,000,000	3,045,540
State of Ohio GO, 5.00% due 8/1/2015 (Educational Facilities Projects)	AA+/Aa1	10,775,000	11,212,357
State of Ohio Higher Educational Facility Commission, 5.05% due 7/1/2037 pre-refunded 7/1/2016 (Kenyon College)	A+/A1	1,200,000	1,298,460

OKLAHOMA — 0.55%
Oklahoma State Industries Authority, 5.50% due 7/1/2023 (Oklahoma Medical Research Foundation)	NR/A1	3,730,000	4,148,879
Oklahoma State Power Authority, 5.00% due 1/1/2018 (Insured: AGM)	AA/A2	1,000,000	1,130,440
Tulsa County Industrial Authority, 5.00% due 12/15/2024 (St. Francis Health System, Inc.)	AA+/Aa2	1,130,000	1,229,090

PENNSYLVANIA — 5.64%
Allegheny County Hospital Development Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	2,500,000	2,910,650
Allegheny County IDA, 5.90% due 8/15/2026 (Propel Charter School-McKeesport)	BBB-/NR	1,035,000	1,102,751
Allegheny County IDA, 6.375% due 8/15/2035 (Propel Charter School-McKeesport)	BBB-/NR	1,130,000	1,219,801
Bethlehem Area School District GO, 5.00% due 10/15/2020 (Educational Facilities; Insured: AGM) (State Aid Withholding)	AA/NR	475,000	534,555
Bradford County IDA, 5.20% due 12/1/2019 (International Paper Company) (AMT)	BBB/Baa2	2,620,000	2,712,958
Chartiers Valley Industrial & Commercial Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	927,828
County of Lehigh GO, 5.00% due 11/15/2016	NR/Aa1	5,725,000	6,278,493
Dallastown Area School District GO, 4.00% due 5/1/2021 (State Aid Withholding)	AA/NR	460,000	512,316
Lancaster County Solid Waste Management Authority, 5.25% due 12/15/2030 (Acquisition of Susquehanna Resource Management Facility)	AA-/NR	3,000,000	3,443,160

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Monroeville Financing Authority, 5.00% due 2/15/2026 (University of Pittsburgh Medical Center)	A+/Aa3	$3,490,000	$4,209,812
Pennsylvania Economic Development Financing Authority, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	7,470,000	7,671,690
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	1,334,742
Pennsylvania State Public School Building Authority GO, 5.00% due 6/1/2027 (Philadelphia District; Insured: AGM) (State Aid Withholding)	AA/A1	5,000,000	5,831,800
Pennsylvania Turnpike Commission Step Up Coupon, 0% due 12/1/2030 (PennDOT-Mass Transit Agencies)	A-/A3	4,000,000	4,185,160
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2030 (Water and Sewer System; Insured: AGM)	A/A2	5,000,000	5,660,250
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2031 (Water and Sewer System; Insured: AGM)	A/A2	3,740,000	4,209,220
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2031 (Water and Sewer System; Insured: AGM)	A/A2	3,665,000	4,124,811
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	405,000	450,943
Plum Borough School District GO, 4.00% due 9/15/2017 (Insured: BAM) (State Aid Withholding)	AA/NR	365,000	397,270
Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	355,000	391,924
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	385,000	428,674
Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	425,000	471,461
Plum Borough School District GO, 5.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	430,000	504,519
School District of Philadelphia GO, 5.00% due 9/1/2018 (School Reform Commission) (State Aid Withholding)	A+/A1	5,250,000	5,971,035
The Hospitals and Higher Educational Facilities Authority of Philadelphia, 0.04% due 7/1/2022 put 10/1/2014 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	1,805,000	1,805,000

RHODE ISLAND — 0.43%
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2024 (Training School Project)	AA-/Aa3	3,595,000	4,184,760
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2023 (Consolidated Capital Development Loan)	AA/Aa2	800,000	907,200

SOUTH CAROLINA — 1.61%
City of Myrtle Beach, 5.00% due 6/1/2028 (Municipal Sports Complex)	AA-/A1	1,000,000	1,152,240
City of Myrtle Beach, 5.00% due 6/1/2030 (Municipal Sports Complex)	AA-/A1	1,000,000	1,140,600
Greenwood Fifty School Facilities, Inc., 5.00% due 12/1/2025 (School District No. 50 Project; Insured: AGM)	AA/A1	2,400,000	2,669,256
Lexington County Health Services District, Inc., 5.00% due 11/1/2016 (Lexington Medical Center)	AA-/A1	250,000	273,078
Lexington One School Facilities Corp., 5.00% due 12/1/2019 (School District No. 1 Project)	NR/Aa3	1,000,000	1,089,230
Lexington One School Facilities Corp., 5.25% due 12/1/2021 pre-refunded 12/1/2015 (School District No. 1 Project)	NR/Aa3	1,700,000	1,799,943
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: AGM)	AA/A3	1,000,000	1,090,370
Scago Educational Facilities Corp., 5.00% due 4/1/2019 pre-refunded 10/1/2015 (Spartanburg School District; Insured: AGM)	AA/Aa3	2,740,000	2,871,109
Scago Educational Facilities Corp., 5.00% due 4/1/2021 pre-refunded 10/1/2015 (Spartanburg School District; Insured: AGM)	AA/Aa3	1,000,000	1,047,850
Securing Assets For Education, 5.00% due 12/1/2019 (School District of Berkeley County Project)	A+/Aa3	2,000,000	2,178,460
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023 (AMT)	NR/Aa1	805,000	833,779
Sumter Two School Facilities, Inc., 5.00% due 12/1/2021 (School District No. 2 Project; Insured: AGM)	AA/A3	2,855,000	3,079,688

SOUTH DAKOTA — 0.31%
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2023 (Avera Health)	AA-/A1	1,575,000	1,830,449
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	A+/A1	1,700,000	1,902,045

TENNESSEE — 1.00%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/Baa2	1,000,000	1,008,670
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023 (Prepaid Gas Purchase Agreement)	A-/Baa1	2,500,000	2,817,125
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023 (Prepaid Gas Purchase Agreement)	A-/Baa2	7,000,000	8,076,320

TEXAS — 10.83%
Arlington ISD GO, 5.00% due 2/15/2018 pre-refunded 2/15/2015 (Tarrant County Educational Facilities; Guaranty: PSF)	NR/Aaa	300,000	305,469
Austin Community College District, 5.50% due 8/1/2023 (Round Rock Campus)	AA/Aa2	2,180,000	2,503,948
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	BBB/NR	1,730,000	1,775,482
Bexar Metropolitan Water District, 5.00% due 5/1/2021 (Waterworks System; Insured: Syncora)	A+/A1	1,300,000	1,430,468
Bexar Metropolitan Water District, 5.00% due 5/1/2022 (Waterworks System; Insured: Syncora)	A+/A1	2,300,000	2,530,828
Board of Regents of the Texas A&M University System, 5.25% due 5/15/2017 (Revenue Financing System and Capital Plan Projects)	AA+/Aaa	200,000	206,324
Cities of Dallas and Fort Worth, 5.00% due 11/1/2015 (DFW International Airport Development Plan)	A+/A2	1,000,000	1,051,590
City of Arlington GO, 5.00% due 8/15/2019 (Insured: AGM)	AAA/Aa1	600,000	625,194
City of Dallas, 5.00% due 10/1/2031 pre-refunded 10/1/2015 (Waterworks & Sewer System; Insured: AGM)	AAA/Aa1	4,710,000	4,937,352
City of Galveston, 5.00% due 9/1/2021 (Galveston Island Convention Center; Insured: AGM)	NR/A2	545,000	627,448
City of Galveston, 5.00% due 9/1/2024 (Galveston Island Convention Center; Insured: AGM)	NR/A2	1,115,000	1,271,680
City of Houston, 5.00% due 9/1/2032 (Convention & Entertainment Facilities)	A-/A2	3,560,000	4,068,332
City of Laredo, 5.00% due 3/15/2018 (Sports Venue Improvements; Insured: AMBAC)	A+/A1	2,040,000	2,072,905
City of Laredo GO, 5.00% due 8/15/2017 (Waterworks and Sewer System; Insured: AMBAC)	AA/Aa2	315,000	327,953
City of Laredo GO, 5.00% due 8/15/2017 pre-refunded 8/15/2015 (Waterworks and Sewer System; Insured: AMBAC)	NR/Aa2	185,000	192,826

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of Pharr Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	$5,050,000	$5,593,127
City of San Antonio, 5.00% due 7/1/2024 (Airport System/Passenger Facility Improvements) (AMT)	A-/A2	2,065,000	2,364,074
City of San Antonio, 5.00% due 7/1/2025 (Airport System/Passenger Facility Improvements) (AMT)	A-/A2	1,160,000	1,317,667
City of Texas City Industrial Development Corp., 7.375% due 10/1/2020 (ARCO Pipe Line Co. Project)	A/A2	2,705,000	3,525,318
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	A-/A3	3,000,000	3,232,680
Grapevine-Colleyville ISD GO, 5.25% due 8/15/2023 pre-refunded 8/15/2015 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	545,000	569,247
Grapevine-Colleyville ISD GO, 5.25% due 8/15/2023 (Educational Facilities; Insured: Natl-Re)	AA/Aa2	20,000	20,873
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2028 (Memorial Hermann Health System)	A+/A1	3,000,000	3,505,200
Harris County Hospital District, 5.00% due 2/15/2015 (Insured: Natl-Re)	AA-/A2	2,075,000	2,107,245
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 (Cosmos Foundation, Inc.)	BBB/NR	775,000	927,838
Kimble County Hospital District GO, 5.00% due 8/15/2017	NR/NR	510,000	552,723
Kimble County Hospital District GO, 5.00% due 8/15/2018	NR/NR	525,000	577,878
La Vernia Higher Education Finance Corp., 5.75% due 8/15/2024 (Kipp, Inc.)	BBB/NR	3,000,000	3,367,110
Lower Colorado River Authority, 5.00% due 5/15/2026	A/A1	9,415,000	10,900,969
Lower Colorado River Authority, 5.00% due 5/15/2026 pre-refunded 5/15/2022	NR/NR	55,000	66,895
North Central Texas Health Facilities Development Corp., 5.00% due 8/15/2019 (Children’s Medical Center of Dallas)	NR/Aa2	270,000	310,905
North East ISD GO, 2.00% due 8/1/2043 put 8/1/2015 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	7,130,000	7,221,906
North Texas Tollway Authority, 5.00% due 9/1/2017 (DOT-President George Bush Turnpike Western Extension)	AA+/NR	450,000	505,719
Nueces River Authority, 5.00% due 7/15/2020 (Corpus Christi Lake Texana Water Supply Facilities; Insured: AGM)	AA/Aa3	1,000,000	1,036,410
San Juan Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	1,590,000	1,793,711
Stafford Economic Development Corp., 6.00% due 9/1/2017 pre-refunded 9/1/2015 (Convention Center-Performing Arts Center Theater Complex; Insured: Natl-Re)	AA-/A1	1,775,000	1,869,625
State of Texas GO, 1.50% due 8/31/2015 (Cash Flow Management)	SP-1+/Mig1	44,500,000	45,056,250
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 (IDEA Public Schools; Insured: ACA)	BBB/NR	3,000,000	3,318,270
Texas Public Finance Authority Charter School Finance Corp., 6.00% due 2/15/2030 (Cosmos Foundation, Inc.)	BBB/NR	1,750,000	1,965,320
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	2,000,000	2,212,180
Uptown Development Authority, 5.50% due 9/1/2029 (Infrastructure Improvements)	BBB/NR	1,250,000	1,362,637

U.S. VIRGIN ISLANDS — 0.48%
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	5,000,000	5,715,100

UTAH — 0.56%
City of Herriman, 5.75% due 11/1/2027 (Towne Center Assessment Area)	AA-/NR	480,000	480,024
Local Building Authority of Salt Lake Valley Fire Service Area, 5.25% due 4/1/2020	NR/Aa2	1,250,000	1,401,987
Weber County, 0.17% due 2/15/2035 put 10/1/2014 (IHC Health Services, Inc.; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa1	4,750,000	4,750,000

VIRGINIA — 0.90%
County of Hanover IDA, 6.00% due 10/1/2021 (FirstHealth Richmond Memorial Hospital) (ETM)	AA-/NR	785,000	850,901
Fairfax County GO, 4.00% due 10/1/2015 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	2,850,000	2,959,611
Pittsylvania County GO, 3.00% due 7/15/2017 (Educational Capital Projects) (State Aid Withholding)	AA-/Aa3	280,000	280,557
Virginia Housing Development Authority GO, 4.85% due 4/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,327,478
Virginia Housing Development Authority GO, 4.85% due 10/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,329,834

WASHINGTON — 2.15%
City of Seattle, 5.00% due 2/1/2019 (Light and Power Improvements)	AA/Aa2	3,000,000	3,490,050
Skagit County Public Hospital District No. 1 GO, 5.125% due 12/1/2015 (Skagit Valley Hospital; Insured: Natl-Re)	NR/A1	1,900,000	2,001,973
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2025 (Skagit Regional Health)	NR/A1	4,860,000	5,649,215
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2028 (Skagit Regional Health)	NR/A1	3,000,000	3,417,750
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2027 (Island Hospital)	NR/A1	2,445,000	2,764,708
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2028 (Island Hospital)	NR/A1	2,195,000	2,468,563
Washington Health Care Facilities Authority, 5.25% due 8/15/2024 (Multi-Care Systems; Insured: AGM)	AA/Aa3	1,000,000	1,102,390
Washington Health Care Facilities Authority, 6.25% due 8/1/2028 pre-refunded 8/1/2018 (Highline Medical Centers; Insured: FHA 242)	NR/NR	3,985,000	4,772,795

WEST VIRGINIA — 0.22%
State of West Virginia GO, 5.00% due 6/1/2022 (Division of Highways State Road Fund; Insured: Natl-Re)	AA/Aa1	1,000,000	1,031,950
West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	A/A2	1,530,000	1,607,510

WISCONSIN — 1.72%
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Agnesian Healthcare, Inc.)	A-/A3	2,170,000	2,465,836
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2023 (ProHealth Care, Inc.)	A+/A1	1,980,000	2,266,328
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2024 (ProHealth Care, Inc.)	A+/A1	2,460,000	2,800,612

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Wisconsin Health & Educational Facilities Authority, 5.50% due 7/1/2025 (Agnesian Healthcare, Inc.)	A-/A3	$5,000,000	$5,630,450
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2025 (ProHealth Care, Inc.)	A+/A1	3,180,000	3,602,495
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2026 (ProHealth Care, Inc.)	A+/A1	3,305,000	3,724,305

TOTAL INVESTMENTS — 92.37% (Cost $1,036,830,896)			$1,101,762,690
OTHER ASSETS LESS LIABILITIES — 7.63%			91,012,229

NET ASSETS — 100.00%			$1,192,774,919

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation

GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

22    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	September 30, 2014

ASSETS
Investments at value (cost $1,036,830,896) (Note 2)	$1,101,762,690
Cash	62,679,663
Receivable for investments sold	11,691,553
Receivable for fund shares sold	6,437,619
Interest receivable	12,874,733
Prepaid expenses and other assets	43,999

Total Assets	1,195,490,257

LIABILITIES
Payable for fund shares redeemed	1,661,797
Payable to investment advisor and other affiliates (Note 3)	690,922
Accounts payable and accrued expenses	113,255
Dividends payable	249,364

Total Liabilities	2,715,338

NET ASSETS	$1,192,774,919

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(3,781)
Net unrealized appreciation on investments	64,931,794
Accumulated net realized gain (loss)	32,272
Net capital paid in on shares of beneficial interest	1,127,814,634

$1,192,774,919

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($417,368,724 applicable to 29,320,964 shares of beneficial interest outstanding - Note 4)	$14.23
Maximum sales charge, 2.00% of offering price	0.29

Maximum offering price per share	$14.52

Class C Shares:
Net asset value and offering price per share* ($157,126,372 applicable to 11,024,343 shares of beneficial interest outstanding - Note 4)	$14.25

Class I Shares:
Net asset value, offering and redemption price per share ($618,279,823 applicable to 43,492,035 shares of beneficial interest outstanding - Note 4)	$14.22

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    23

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Year Ended September 30, 2014

INVESTMENT INCOME
Interest income (net of premium amortized of $9,894,998)	$36,626,927

EXPENSES
Investment advisory fees (Note 3)	5,126,265
Administration fees (Note 3)
Class A Shares	530,217
Class C Shares	191,930
Class I Shares	258,175
Distribution and service fees (Note 3)
Class A Shares	1,060,434
Class C Shares	921,135
Transfer agent fees
Class A Shares	172,112
Class C Shares	75,082
Class I Shares	283,091
Registration and filing fees
Class A Shares	36,555
Class C Shares	22,293
Class I Shares	56,664
Custodian fees (Note 3)	150,607
Professional fees	48,738
Accounting fees	37,140
Trustee fees	35,580
Other expenses	76,909

Total Expenses	9,082,927
Less:
Expenses reimbursed by investment advisor (Note 3)	(71,851)
Fees paid indirectly (Note 3)	(27,530)

Net Expenses	8,983,546

Net Investment Income	27,643,381

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	778,096
Net change in unrealized appreciation (depreciation) on investments	36,212,520

Net Realized and Unrealized Gain	36,990,616

Net Increase in Net Assets Resulting from Operations	$64,633,997

See notes to financial statements.

24    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	YEAR ENDED SEPTEMBER 30, 2014	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$27,643,381	$25,499,159
Net realized gain (loss) on investments	778,096	1,075,284
Net unrealized appreciation (depreciation) on investments	36,212,520	(36,445,474)

Net Increase (Decrease) in Net Assets Resulting from Operations	64,633,997	(9,871,031)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(10,299,388)	(10,928,600)
Class C Shares	(3,239,656)	(3,566,005)
Class I Shares	(14,104,337)	(11,004,554)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(26,755,780)	(11,257,015)
Class C Shares	(7,732,072)	(4,502,452)
Class I Shares	151,102,715	98,257,908

Net Increase in Net Assets	153,605,479	47,128,251

NET ASSETS
Beginning of Year	1,039,169,440	992,041,189

End of Year	$1,192,774,919	$1,039,169,440

Distribution in excess of net investment income	$(3,781)	$(3,781)

See notes to financial statements.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$1,101,762,690	$—	$1,101,762,690	$—

Total Investments in Securities	$1,101,762,690	$—	$1,101,762,690	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2014.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014

adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2014, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2014, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares, and collected contingent deferred sales charges aggregating $9,359 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C expenses do not exceed 1.24%. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2014, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $71,851 for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2014, fees paid indirectly were $27,530.

28    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, the Fund had transactions with affiliated funds in compliance with Rule 17a-7 under the 1940 Act of $14,921,332 in sales.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,171,963	$72,039,550	5,965,417	$84,404,539
Shares issued to shareholders in reinvestment of dividends	672,690	9,418,779	669,580	9,424,691
Shares repurchased	(7,761,608)	(108,214,109)	(7,502,932)	(105,086,245)

Net increase (decrease)	(1,916,955)	$(26,755,780)	(867,935)	$(11,257,015)

Class C Shares
Shares sold	1,721,415	$24,111,270	2,531,450	$35,950,972
Shares issued to shareholders in reinvestment of dividends	195,955	2,747,333	207,139	2,919,971
Shares repurchased	(2,483,360)	(34,590,675)	(3,093,344)	(43,373,395)

Net increase (decrease)	(565,990)	$(7,732,072)	(354,755)	$(4,502,452)

Class I Shares
Shares sold	22,132,781	$308,646,550	17,143,818	$240,924,202
Shares issued to shareholders in reinvestment of dividends	846,289	11,848,035	580,482	8,138,676
Shares repurchased	(12,188,664)	(169,391,870)	(10,756,211)	(150,804,970)

Net increase (decrease)	10,790,406	$151,102,715	6,968,089	$98,257,908

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $206,803,868 and $150,472,787, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,036,830,896

Gross unrealized appreciation on a tax basis	$65,061,439
Gross unrealized depreciation on a tax basis	(129,645)

Net unrealized appreciation (depreciation) on investments (tax basis)	$64,931,794

Certified Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014

The Fund utilized $745,825 of capital loss carryforwards during the year ended September 30, 2014.

At September 30, 2014, the Fund had $245,583 of undistributed tax basis net tax-exempt income, no undistributed tax basis net ordinary income, and $32,271 of undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2014, and September 30, 2013, are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2014, and September 30, 2013, was as follows:

	2014	2013
Distributions from:
Tax exempt income	$27,511,901	$25,374,964
Ordinary income	131,480	124,195
Capital gains	—	—

Total	$27,643,381	$25,499,159

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014, and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

30    Certified Annual Report

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Certified Annual Report    31

FINANCIAL HIGHLIGHTS

    Thornburg Intermediate Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF YEAR	NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)
CLASS A SHARES
2014(b)	$13.76	0.34	0.47	0.81	(0.34)	—	(0.34)	$14.23	2.43	0.92	0.92	0.92	5.95	14.85	$417,369
2013(b)	$14.22	0.33	(0.46)	(0.13)	(0.33)	—	(0.33)	$13.76	2.37	0.92	0.92	0.92	(0.91)	29.18	$429,941
2012(b)	$13.59	0.40	0.63	1.03	(0.40)	—	(0.40)	$14.22	2.88	0.93	0.93	0.93	7.69	16.94	$456,527
2011(b)	$13.64	0.48	(0.05)	0.43	(0.48)	—	(0.48)	$13.59	3.59	0.95	0.95	0.95	3.27	18.33	$381,839
2010(b)	$13.40	0.49	0.24	0.73	(0.49)	—	(0.49)	$13.64	3.68	0.97	0.97	0.97	5.61	9.87	$409,844
CLASS C SHARES
2014	$13.78	0.30	0.47	0.77	(0.30)	—	(0.30)	$14.25	2.11	1.24	1.24	1.29	5.61	14.85	$157,126
2013	$14.24	0.29	(0.46)	(0.17)	(0.29)	—	(0.29)	$13.78	2.05	1.24	1.24	1.30	(1.22)	29.18	$159,727
2012	$13.61	0.36	0.63	0.99	(0.36)	—	(0.36)	$14.24	2.56	1.24	1.24	1.31	7.36	16.94	$170,071
2011	$13.65	0.44	(0.04)	0.40	(0.44)	—	(0.44)	$13.61	3.29	1.24	1.24	1.32	3.05	18.33	$125,512
2010	$13.42	0.45	0.24	0.69	(0.46)	—	(0.46)	$13.65	3.39	1.24	1.24	1.73	5.25	9.87	$128,449
CLASS I SHARES
2014	$13.75	0.38	0.47	0.85	(0.38)	—	(0.38)	$14.22	2.73	0.62	0.61	0.62	6.28	14.85	$618,280
2013	$14.20	0.38	(0.45)	(0.07)	(0.38)	—	(0.38)	$13.75	2.68	0.61	0.61	0.61	(0.53)	29.18	$449,501
2012	$13.58	0.44	0.63	1.07	(0.45)	—	(0.45)	$14.20	3.18	0.61	0.61	0.61	7.96	16.94	$365,443
2011	$13.62	0.52	(0.04)	0.48	(0.52)	—	(0.52)	$13.58	3.90	0.63	0.63	0.63	3.67	18.33	$232,422
2010	$13.39	0.53	0.23	0.76	(0.53)	—	(0.53)	$13.62	3.99	0.65	0.65	0.65	5.87	9.87	$202,859

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

32 Certified Annual Report	Certified Annual Report 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

34    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

	BEGINNING ACCOUNT VALUE 4/1/14	ENDING ACCOUNT VALUE 9/30/14	EXPENSES PAID DURING PERIOD† 4/1/14–9/30/14
Class A Shares
Actual	$1,000.00	$1,032.10	$4.72
Hypothetical*	$1,000.00	$1,020.42	$4.69
Class C Shares
Actual	$1,000.00	$1,030.50	$6.31
Hypothetical*	$1,000.00	$1,018.85	$6.28
Class I Shares
Actual	$1,000.00	$1,034.40	$3.22
Hypothetical*	$1,000.00	$1,021.90	$3.20

†	Expenses are equal to the annualized expense ratio for each class (A: 0.93%; C: 1.24%; I: 0.63%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    35

INDEX COMPARISON

Thornburg Intermediate Municipal Fund	September 30, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

	1 YR	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 7/22/91)	3.84%	3.86%	3.85%	5.01%
C Shares (Incep: 9/1/94)	5.01%	3.97%	3.77%	4.27%
I Shares (Incep: 7/5/96)	6.28%	4.61%	4.40%	4.82%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

36    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Intermediate Municipal Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

Certified Annual Report    37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

38    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    39

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2014, dividends paid by the Fund of $27,511,901 (or the maximum allowed) are tax exempt dividends and $131,480 are taxable ordinary investment income dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2014. Complete information will be reported in conjunction with your 2014 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

40    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014 (Unaudited)

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was comparable to the return of the index and higher than the average return for the fund category considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the index in seven of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in eight of nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell in the second quartile of performance of the first fund category for the one-year period ended with the second quarter of the current year, and fell in the first quartile of performance for the three-year, five-year and ten-year periods. The data also showed that the Fund’s annualized returns fell in the second quartile of performance of the second fund category for the one-year period ended with the second quarter and fell in or near the top decile of performance of the category for the three-year, five-year and ten-year periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection, considered certain factors, including other fees and expenses charged to the Fund, the costs and profitability of the Advisor, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Funds.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectus. Data considered included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, and related data. Comparative fee and expense data considered by the Trustees showed that the Fund’s advisory fee was slightly higher than the median and average fee levels for the fund category and that the level of total expense for a representative share class was slightly higher than the median and comparable to the average expense levels for the category. Peer group data showed that the Fund’s advisory fee level and the Fund’s total expense level for the representative share class fell above the median of the fund peer group and within the range of levels for the group. The Trustees did not view the differences as significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other

Certified Annual Report    41

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2014 (Unaudited)

investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

42    Certified Annual Report

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of September 30, 2014, Thornburg managed approximately $74 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $395 million in Thornburg products as of September 30, 2014.

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH079

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IMPORTANT INFORMATION

The information presented on the following pages is current as of September 30, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in derivatives are subject to counterparty risk and the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Glossary

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on an average of Moody’s, S&P, and Fitch).

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Personal Consumption Expenditure (PCE) Price Index – One measure of U.S. inflation that assesses the percentage change in prices of goods and services purchased by consumers throughout the economy. Of all the measures of consumer price inflation, the PCE price index covers the broadest set of goods and services.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Fiscal Cliff – A combination of expiring tax cuts and across-the-board government spending cuts that were scheduled to become effective at the end of 2012. The idea behind the fiscal cliff was that if the federal government allowed these two events to proceed as planned, they would have a detrimental effect on an already shaky economy. At the same time, it was predicted that going over the fiscal cliff would significantly reduce the federal budget deficit.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Participation Rate – The number of people who are either employed or are actively looking for work. The people who are no longer actively searching for work would not be included in the participation rate. During an economic recession, many workers often get discouraged and stop looking for employment, as a result, the participation rate decreases.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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THORNBURG STRATEGIC MUNICIPAL INCOME FUND

The Thornburg Strategic Municipal Income Fund differentiates itself in four ways from other general municipal funds.

•	First, it has a more flexible mandate; we go where we perceive value. This allows us to search various sectors, issuers, credit qualities, geographic areas, and segments of the yield curve.

•	Second, we don’t have a legacy of bonds purchased prior to the credit meltdown of 2007–2008.

•	Third, the Fund does not use leverage, as do many high-yield muni funds.

•	Finally, we believe that we can apply some of the risk-management skills we have demonstrated in our investment grade funds. Our portfolio managers have over 55 years of combined experience in the municipal market.

Portfolio Managers

Josh Gonze    Chris Ryon, CFA

Objectives and Strategies

The Fund seeks a high level of current income exempt from federal individual income tax (may be subject to AMT).

Not more than 50% of the portfolio is invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the Prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio’s duration and credit quality to our perception of future market conditions.

Average Annual Total Returns

For Periods Ended September 30, 2014

	1 YR	3 YRS	SINCE INCEPTION
A Shares (Incep: 4/1/09)
Without sales charge	8.93%	5.97%	8.68%
With sales charge	6.78%	5.25%	8.29%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 1.31%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses until at least February 1, 2015, so that actual expenses for Class A shares do not exceed 1.25%.

30-Day Yields, A Shares

As of September 30, 2014

Annualized Distribution Yield	2.35%

SEC Yield	1.40%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 1.31% and the Annualized Distribution Yield would have been 2.26%.

Key Portfolio Attributes

As of September 30, 2014

Number of Bonds	189

Effective Duration	5.6 Yrs

Average Maturity	11.9 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

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THORNBURG’S SUITE OF MUNICIPAL FUNDS

Municipal Funds for a Range of Interest-Rate Scenarios

At Thornburg, we often say that predicting interest rates is a fool’s game. And with the Federal Reserve still heavily involved in the markets, it’s even more difficult to forecast how rates may rise than when they may rise. Will long rates rise first and short rates follow? Will long and short rates climb simultaneously?

A traditional strategy to protect oneself against interest-rate risk is to move into shorter-duration bond strategies. But the seemingly counterintuitive response of moving to longer-duration strategies can sometimes yield better results.

Diversify Across the Yield Curve

This uncertainty points to why it’s important for investors to match their investment horizon to the duration of the strategy in which they’re invested, and to diversify assets across the yield curve.

For any interest-rate scenario, Thornburg’s comprehensive suite of municipal funds gives prudent investors the ability to diversify across the yield curve.

Diversify Across the Yield Curve With Thornburg Municipal Funds

AAA General Obligation Municipal Yield Curve, as of September 30, 2014

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Thornburg Strategic Municipal Income Fund

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

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LETTER TO SHAREHOLDERS

Thornburg Strategic Municipal Income Fund	September 30, 2014 (Unaudited)

October 17, 2014

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Strategic Municipal Income Fund (the Fund). The net asset value (NAV) of the Class A shares increased by 79 cents to $15.19 per share during the fiscal year ended September 30, 2014. If you were with us for the entire period, you received dividends of 41.9 cents per share. If you reinvested your dividends, you received 42.4 cents per share. Dividends were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares outperformed the Fund’s benchmark index, with a 8.93% total return at NAV for the fiscal year ended September 30, 2014, compared to the 8.73% total return for the BofA Merrill Lynch U.S. Municipal Master Index. The Fund generated 1.54% more price return and 1.34% less income than its benchmark.

The market’s positive returns were primarily driven by falling interest rates. Another driver of the Fund’s positive total return was a narrowing of credit spreads. Investors received smaller and smaller levels of incremental yield for securities of inferior credit quality with shorter maturity dates. Chart I illustrates this effect.

Drivers of the Fund’s price return relative to its benchmark are as follows: Interest-rate sensitivity, as measured by the Fund’s duration and differing allocations along the yield curve subtracted 0.94% of price performance; sector allocations added 0.93% of relative price performance; the Fund’s overweight to lower-credit-quality securities added 0.91%; and our allocation to securities with prices below par subtracted 0.55% of price performance versus the benchmark. Other risk factors accounted for another 1.19% of relative price performance.

Interest-Rate Changes

As of the end of fiscal year 2013, many market observers predicted increasing interest rates. The fear of the Federal Reserve (the Fed) curtailing purchases of Treasury and mortgage-backed securities had roiled the markets, though the eventual fact of tapering did not begin until December 18, 2013. This was the backdrop against which rates rose through the end of December 2013. Chart II illustrates the changes in rates by maturity for each quarter of fiscal 2014.

Chart I	Quality Spreads: BBB Municipal Revenue Yields over AAA General Obligation Yields as of 9/30/2014

Chart II	Changes in AAA General Obligation Municipal Yield Curve
9/30/2013 – 9/30/2014

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LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014 (Unaudited)

This chart highlights a few interesting phenomena:

1.	Interest rates changed by varying amounts for different maturities, highlighting the potential benefits of a portfolio that is diversified by maturity. We believe investors benefit by owning several funds that provide different exposures to various maturity segments of the market.

2.	In the quarter ended December 31, 2013, short and long interest rates declined and intermediate rates continued to rise. The fall in short-term rates was a market reaction to the fear of rising rates and investor desire to shed duration or interest-rate risk. The decline in long-term rates was driven by opportunistic investors who wished to take advantage of a significant difference between short- and long-term rates.

3.	In the quarter ended March 31, 2014, short-term interest rates rose as long-term rates continued to decline. This was doubtless a reaction to the risk of possible Fed tightening and increases in short-term rates.

4.	In the six-month period ended September 30, 2014, interest rates all along the yield curve declined, and longer-term rates continued to slide more than short-term rates.

Table I shows selected changes in rates for the last two fiscal years. The table highlights that although interest rates have declined in fiscal 2014, they have yet to retrace the upswing seen in fiscal 2013. It is noteworthy that rates on the short end (one to five years) of the market have been virtually unchanged, depressed by the Fed’s delay in normalizing benchmark short-term rates.

Table I	Yield Changes for the Last Two Fiscal Years

MATURITY	FISCAL YEAR ENDING 9/30/2013	FISCAL YEAR ENDING 9/30/2014
1-Year	-0.02%	-0.03%
5-Year	+0.62%	-0.03%
10-Year	+0.83%	-0.32%
30-Year	+1.43%	-1.08%

Source: Bloomberg

The Economy and the Federal Reserve Board

The U.S. economy has recently grown at an average rate of 2.0% as measured by gross domestic product (GDP), which is defined as the monetary value of all finished goods and services produced within a country’s borders over a specific time period. Many market participants believe that 2.0% GDP growth is suboptimal compared to rates in past recoveries, but the quarter ended December 31, 2013, produced a 3.5% growth rate and the quarter ended June 30, 2014, a 4.6% rate. Growth in the quarter ended March 31, 2014, was negative 2.1%; this anomaly has been attributed to weather effects.

Employment growth is another useful measure for gauging the health of the economy. The financial press highlights this as an area of focus for Fed Chair Janet Yellen. The economy has added approximately 220,000 jobs per month for the fiscal year. This growth has not come without volatility; only 84,000 jobs were added in December 2013 and 304,000 in April 2014. The unemployment rate has declined from 7.2% for the year ended September 30, 2013, to 5.9% as of September 30, 2014. This should make investors feel good about the economy, but other measures paint a mixed picture. One indicator is the U.S. labor force participation rate, which measures the size of the labor force as a percent of the working-age population. Since January 1990, this long-term average has been at 65.9%, but as of September 2014, the participation rate had declined to 62.7%. For fiscal year 2014, this measure has averaged 62.9%. Some economists and demographers attempt to explain the decline in the participation rate by the retirement of Baby Boomers, who have changed every demographic category they have passed through and have been referred to as “the pig in the python.” The thought that Baby Boomers would impact the labor force participation rate significantly enough to cause this decline is plausible, but we have seen no estimates of the effect.

The Fed began reducing purchases of U.S. Treasury and mortgage securities in December 2013 and will complete the process by October 2014. During 2013, the market’s anticipation of the Fed’s tapering of asset purchases sent long-term municipal yields up 1.43%. But in 2014, the reality of tapering (and other factors) sent long-term municipal yields down 1.08%. In its September 17, 2014, release, the Federal Open Market Committee (FOMC) stated:

“The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Later, in a press conference, Chair Yellen added more color to the policy statement:

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LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014 (Unaudited)

“Let me reiterate, however, that the Committee’s expectations for the path of the federal funds rate are contingent on the economic outlook. If the economy proves to be stronger than anticipated by the Committee, resulting in a more rapid convergence of employment and inflation to the FOMC’s objectives, then increases in the federal funds rate are likely to occur sooner and to be more rapid than currently envisaged. Conversely, if economic performance disappoints, increases in the federal funds rate are likely to take place later and to be more gradual.”

It is clear guidance like this that makes one long for Harry Truman’s “one-handed economist.” From all this, one can glean that the Fed will be “data dependent” (another term being thrown around in the financial press) in determining the future path of the federal funds rate (currently near zero).

Finally, let’s look at inflation. It is important to fixed-income investors because it is the primary determinant of future purchasing power. If inflation increases, the semi-annual coupon payment of most bonds carries less value in the economy. Inflation, as measured by core PCE (the Core Personal Consumption Expenditures Index, which is the Fed’s favored inflation measure) excludes volatile food and energy prices. Since September 2013, core PCE has increased from 1.33% to 1.47%, but this is still materially below the Fed’s inflation target of 2.00%. As 2014 prices of municipal bonds have risen and yields have declined, their after-inflation purchasing power has fallen. Chart III illustrates this point for a 30-year AAA-rated general obligation bond.

Chart III shows that as of August 31, 2014, an investor in a 30-year AAA general obligation bond received a real yield (the yield on a security after inflation is taken into account) of 1.68%. The yield was in excess of inflation but well below the 3.00% average since June 1994. On August 31, a 30-year AAA general obligation bond yielded 3.15%, with core PCE at 1.47%. As of September 30, 2014, a 10-year AAA general obligation bond yielded 3.23%, with a real yield of 1.76%. These low real yields are the most important impact of the Fed’s keeping short-term rates very low.

Chart III	30-Year AAA GO Real Yield (using Core PCE)
6/1/1994 – 8/31/2014

The Municipal Bond Market Credit Picture

The health of municipal market credit has generally been good, helped by GDP growth and increasing employment. But there have been some red flags recently. An August 2014 report from the Nelson A. Rockefeller Institute of Government at the State University of New York, “After Four Years of Uninterrupted Growth, Tax Revenues Decline in the First Quarter, and Preliminary Figures for the Second Quarter of 2014 Signal Further Declines in Personal Income Tax,” sums up certain observations:

•	“State tax revenues declined by 0.3% in the first quarter of 2014. This is the first time state revenues declined after four years of uninterrupted growth.”

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LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014 (Unaudited)

•	“Personal income tax collections showed a decline of 1.2% in the first quarter of 2014. The decline in personal income tax collections appear to be primarily due to the mirror-image effect of the initial impact of the fiscal cliff on taxpayer behavior, which had driven tax collections upward a year ago.”

•	“Year-to-date figures show 2.8% growth in overall state tax collections in the first three quarters of fiscal 2014 compared to the same period of 2013.”

•	“Local property tax revenues grew by 1.9% in the first quarter, marking the eighth consecutive quarter of growth in nominal terms.”

This data source tells us that overall state revenue is up but that there has been some decline in personal income tax collections that may be explained by individuals pushing income into last year to take advantage of lower personal income tax rates. We would raise a yellow flag at this indicator; this trend bears watching. The point about local property taxes growing should come as no surprise, as the real estate market has improved in many places. This is a very good development for local governments, because property taxes are their primary source of revenues. Not surprisingly, employment also shows positive growth. Only Alaska (off 0.95%) shows a decline for the period from August 2013 through August 2014 (the latest data available at this writing). The three states with the largest increases in employment are North Dakota (up 4.47%), Utah (up 3.53%), and Texas (up 3.63%).

One of the highest hurdles to the health of the state economies is the funding levels of their pension plans. For too long, elected officials have over-promised and under-delivered (especially when it came to making payments to pensions) to their employees, and until recently, markets have proven more of a headwind. On October 9, 2014, Bloomberg reported, “State Pension Gaps Shrink for the First Time Since 2007.” Let us caution all readers: the shrinkage is barely perceptible, but even that is better than a poke in the eye with a sharp stick.

“The median state system last year had 69.3% of the assets needed to meet promised benefits, up from 68.7% in 2012, according to data compiled by Bloomberg.”

This sounds like great news until one realizes the industrywide minimum acceptable funding level is said to be 80%. Thirteen states met or exceeded this; the state with the lowest (some would say worst) level is Illinois with a funding level of 39.3%, down from 40.4% in 2012. We continue to avoid purchase of the general obligation bonds of the State of Illinois for this and other reasons, although we do own certain other credits within the state.

Overall, the state of the states’ economies and their respective credit pictures is healthy, but there are some exceptions. Illinois is one. Exceptions at other levels are the City of Detroit (in the process of exiting Chapter 9 protection) and Puerto Rico, which by all reports doesn’t know what it is doing. We do not own either credit!

The long and short of the Puerto Rico story:

•	In March 2014, the island issued $3.5 billion of general obligation bonds, mostly sold to hedge funds that “only wanted to help the island.” At the time, the island’s officials said this would give them enough cash to last for 18 months.

•	In June 2014, the governor signed legislation allowing the island’s public corporations to “restructure” their debt, the Puerto Rico Electric Power Authority (PREPA) being the best known among them.

•	Later in 2014, PREPA reached “forbearance” agreements with its creditors, calling for, among other things, a “Chief Restructuring Officer” (for an engagement fee of around $10 million, which is not bad work if you can get it).

•	In September, the island’s financial officials announced a $900 million “tax and revenue anticipation” note deal that would be placed with banks who were forced to hold the vast majority of it and could not sell it. That figure was later raised to $1.2 billion. This was six months after the March sale! The yield on these securities is 7.75%; California issued a similar security earlier in the summer for 0.10%. Think there is a difference in the credit?

The Puerto Rico saga will continue to play out, and we will continue to watch it. For concerned shareholders: we have been in the business long enough never to say never, but at this point, we cannot see circumstances under which we would purchase Puerto Rico securities for your Fund.

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LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014 (Unaudited)

Conclusion

We do not believe that the fixed income markets, and municipal bonds particularly, represent any great value at present; real yields are negative in some segments of the market, and very low in others. But we do not believe shareholders should undertake a wholesale rebalancing of portfolios either. It is important to re-evaluate why we own fixed-income products and municipal bonds: as part of a well-balanced, diversified portfolio. Recent volatility certainly demonstrates the potential benefits of these investments. Diversification is one of the best ways for shareholders to manage risk, not only between asset classes but in positioning within markets. And we believe municipal bond investors may benefit from diversifying along the municipal bond yield curve.

Yields can change by varying amounts along the yield curve, as illustrated by Chart II. We have also seen that the Fed’s accommodative interest-rate policy has kept short-term interest rates artificially low. The big question is what will happen when the Fed begins to normalize those rates. Owning funds with different concentrations along the yield curve is one of the most effective ways to ensure this type of diversification. We advise being patient when interest rates start to rise, lengthening your anticipated holding period.

We will continue to strive to manage your assets to fulfill the Fund’s objectives as set out in the prospectus.

Sincerely,

Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg Strategic Municipal Income Fund	September 30, 2014

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
ALABAMA — 0.46%
City of Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A1	$1,000,000	$1,021,110

ARIZONA — 0.50%
Pima County IDA, 5.875% due 4/1/2022 (Cambridge Academy)	NR/NR	370,000	372,154
Pima County IDA, 5.125% due 12/1/2040 (Providence Day School)	BBB+/NR	710,000	745,720

CALIFORNIA — 17.49%
ABAG Finance Authority for Nonprofit Corporations, 5.00% due 7/1/2047 (Episcopal Senior Communities)	NR/NR	1,635,000	1,748,583
Benicia USD GO, 0% due 8/1/2026 (Benicia High School; Insured: AGM)	AA/A2	830,000	545,576
California HFFA, 6.25% due 2/1/2026 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A/NR	1,500,000	1,859,250
California HFFA, 5.00% due 11/15/2034 (Children’s Hospital Los Angeles)	BBB+/Baa2	420,000	444,688
California Housing Finance Agency, 4.625% due 8/1/2016 (Low-Moderate Income Housing Loans; Insured: FGIC) (AMT)	A-/Baa2	1,175,000	1,223,010
California Housing Finance Agency, 4.625% due 8/1/2026 (Low-Moderate Income Housing Loans; Insured: FGIC) (AMT)	A-/Baa2	560,000	569,665
California Municipal Finance Authority, 8.50% due 11/1/2039 (Harbor Regional Center)	NR/A3	1,000,000	1,213,910
California Pollution Control Financing Authority, 5.00% due 11/21/2045 (Poseidon Resources (Channelside) LP Desalination Project) (AMT)	NR/Baa3	3,000,000	3,169,410
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	A-/A1	1,000,000	1,142,680
California State Public Works Board, 6.25% due 4/1/2034 (Department of General Services-Offices Renovation)	A-/A1	100,000	120,452
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	175,000	181,701
California Statewide Communities Development Authority, 6.125% due 7/1/2046 (Aspire Public Schools)	NR/NR	995,000	1,021,606
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	2,425,000	1,396,485
Carson Redevelopment Agency, 7.00% due 10/1/2036 (Project Area 1)	A-/NR	500,000	596,175
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	1,500,000	1,552,500
City of Moorpark Mobile Home Park, 6.15% due 5/15/2031 (Villa Del Arroyo)	A/NR	1,000,000	1,114,140
City of Palm Springs Financing Authority, 5.25% due 6/1/2027 (Downtown Revitilization Project)	AA/NR	1,620,000	1,871,019
Corona-Norco USD COP, 5.00% due 4/15/2031 (Insured: AGM)	AA/A1	1,750,000	1,909,705
County of El Dorado, 5.00% due 9/1/2026 (El Dorado Hills Development-Community Facilities)	A/NR	630,000	713,154
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Country Club Mobile Home Park Acquisition)	A/NR	650,000	685,295
Los Angeles County Public Works Financing Authority, 4.00% due 9/1/2015 (Lynwood Regional Justice Center and Central Jail Expansion; Insured: Natl-Re)	AA-/NR	50,000	51,512
Los Angeles County Public Works Financing Authority, 3.625% due 9/1/2016 (Lynwood Regional Justice Center and Central Jail Expansion; Insured: Natl-Re)	AA-/A3	200,000	209,596
M-S-R Energy Authority, 6.50% due 11/1/2039	A-/NR	1,000,000	1,348,820
Redwood City Redevelopment Agency, 0% due 7/15/2021 (Redevelopment Project Area 2; Insured: AMBAC)	A-/NR	1,285,000	1,015,831
Riverside Community College District GO, 5.00% due 8/1/2021 pre-refunded 8/1/2015 (Insured: AGM)	AA/Aa2	150,000	156,097
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	AA-/A2	535,000	446,479
San Francisco City & County Redevelopment Financing Authority, 0% due 8/1/2023 (Redevelopment Project; Insured: Natl-Re)	AA-/A3	1,025,000	775,464
San Francisco City & County Redevelopment Financing Authority, 6.50% due 8/1/2039 (Mission Bay North Redevelopment)	A-/NR	250,000	293,090
San Francisco City & County Redevelopment Financing Authority, 6.75% due 8/1/2041 (Mission Bay North Redevelopment)	A-/NR	500,000	613,585
San Jose Redevelopment Agency, 5.50% due 8/1/2035 (Merged Area Redevelopment)	A/Ba1	1,000,000	1,109,150
Sonoma County Community Redevelopment Agency, 6.50% due 8/1/2034 (The Springs Redevelopment; Insured: AGM)	AA/NR	100,000	100,465
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2016 (Insured: AMBAC)	A+/A2	500,000	502,065

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
State of California GO, 0.02% due 5/1/2034 put 10/1/2014 (Kindergarten University Facilities; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa1	$9,000,000	$9,000,000
Union Elementary School District, 0% due 9/1/2027 (Santa Clara County District Schools; Insured: Natl-Re)	AA+/NR	905,000	585,689

COLORADO — 3.15%
Denver Convention Center Hotel Authority, 5.125% due 12/1/2026 (Insured: Syncora)	BBB-/Baa3	2,450,000	2,537,146
Denver Convention Center Hotel Authority, 5.00% due 12/1/2030 (Insured: Syncora)	BBB-/Baa3	450,000	462,537
Denver Convention Center Hotel Authority, 5.00% due 12/1/2035 (Insured: Syncora)	BBB-/Baa3	605,000	618,431
Eagle Bend Metropolitan District GO, 5.00% due 12/1/2020 (Insured: Radian)	A-/NR	825,000	836,732
Eagle River Fire District, 6.625% due 12/1/2024	NR/NR	225,000	243,333
Eagle River Fire District, 6.875% due 12/1/2030	NR/NR	400,000	430,368
Public Authority for Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase)	A-/Baa2	615,000	685,700
Public Authority for Colorado Energy, 6.50% due 11/15/2038 (Natural Gas Purchase)	A-/Baa2	260,000	357,981
Regional Transportation District COP, 4.50% due 6/1/2016 pre-refunded 6/1/2015 (Transit Vehicles Project; Insured: AMBAC)	A/Aa3	350,000	360,171
Regional Transportation District COP, 5.375% due 6/1/2031 (FasTracks Transportation System)	A/Aa3	500,000	553,495

CONNECTICUT — 1.81%
Connecticut Health & Educational Facilities Authority, 0.02% due 7/1/2036 put 10/1/2014 (Yale University) (daily demand notes)	AAA/Aaa	2,000,000	2,000,000
Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 (Ethel Walker School)	BBB/NR	1,000,000	1,064,340
State of Connecticut GO Floating Rate Note, 0.56% due 9/15/2017 (Public Facility Improvements)	AA/Aa3	1,000,000	1,006,180

DELAWARE — 0.49%
Delaware HFA, 5.00% due 7/1/2021 (Nanticoke Memorial Hospital)	BBB-/NR	1,000,000	1,097,030

DISTRICT OF COLUMBIA — 0.39%
Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AA/A3	1,500,000	880,425

FLORIDA — 5.32%
City of Hollywood Community Redevelopment Agency, 5.625% due 3/1/2024 (Beach Community Redevelopment Project)	NR/A3	340,000	340,697
City of Miami GO, 5.00% due 1/1/2017 (Homeland Defense/Neighborhood Capital Improvements)	BBB-/A3	1,245,000	1,335,113
City of Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	BBB-/A3	1,790,000	1,955,289
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2027 (Nova Southeastern University)	BBB/Baa1	1,000,000	1,099,620
Miami-Dade County Expressway Authority, 5.00% due 7/1/2022 (Toll System Five-Year Work Program)	A-/A3	625,000	741,519
Miami-Dade County Expressway Authority, 5.00% due 7/1/2024 (Toll System Five-Year Work Program)	A-/A3	625,000	750,781
Miami-Dade County School Board COP, 5.00% due 8/1/2027 (District School Facilities and Infrastructure)	A/A1	1,100,000	1,230,977
Orange County, 0% due 10/1/2016 (County Correctional Facilities and Communications System; Insured: AMBAC)	NR/NR	410,000	397,946
Pinellas County Educational Facilities Authority, 5.25% due 10/1/2030 (Barry University)	BBB/NR	500,000	548,900
Sarasota County Public Hospital Board, 8.953% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	AA-/A1	1,000,000	1,029,310
School Board of Marion County COP, 5.25% due 6/1/2022 pre-refunded 6/1/2015 (Educational Facilities; Insured: AMBAC)	NR/A2	1,000,000	1,033,710
Tampa Sports Authority, 5.75% due 10/1/2020 (Tampa Bay Arena; Insured: Natl-Re)	AA-/A3	1,000,000	1,102,750
University of Southern Florida Financing Corp. COP, 5.00% due 7/1/2021 (Student Housing & Parking Facilities; Insured: AMBAC)	A+/A1	375,000	388,185

GEORGIA — 1.39%
City of Atlanta, 6.25% due 11/1/2034 (Water and Wastewater Capital Improvement Program)	A+/Aa3	500,000	597,230
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	1,000,000	1,169,900
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A/A3	515,000	569,281
Main Street Natural Gas, Inc., 5.50% due 9/15/2023 (Georgia Gas)	A-/Baa2	350,000	413,459
Municipal Gas Authority of Georgia GO, 5.00% due 4/1/2016 (Public Gas Partners, Inc.-Gas Portfolio III Project)	AA-/A1	350,000	374,290

GUAM — 2.02%
Guam Government, 5.75% due 12/1/2034 (Layon Solid Waste Disposal Facility)	BBB+/NR	500,000	551,505
Guam Government Department of Education COP, 6.875% due 12/1/2040 (John F. Kennedy High School)	B+/NR	1,000,000	1,115,230
Guam Government GO, 7.00% due 11/15/2039	BB-/NR	520,000	588,676
Guam Power Authority, 5.00% due 10/1/2027 (Electric Power System; Insured: AGM)	AA/A2	1,000,000	1,156,360
Guam Waterworks Authority, 5.25% due 7/1/2024 (Water and Wastewater System)	A-/Ba1	500,000	575,010
Guam Waterworks Authority, 5.00% due 7/1/2028 (Water and Wastewater System)	A-/Ba1	500,000	555,700

ILLINOIS — 3.69%
Board of Education of the City of Chicago GO, 5.00% due 12/1/2020 (Education Capital Improvement Program; Insured: AGM)	AA/A2	365,000	392,324
City of Chicago, 6.75% due 6/1/2022 (Pilsen Redevelopment)	NR/NR	940,000	943,431

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of Chicago, 5.00% due 1/1/2031 (Riverwalk Expansion Project; Insured: AGM)	AA+/A2	$500,000	$549,685
City of Chicago GO, 5.00% due 1/1/2020 (Insured: AGM)	AA/A2	475,000	479,237
Cook County GO, 5.25% due 11/15/2033	AA/A1	1,000,000	1,089,930
Illinois Finance Authority, 5.75% due 11/15/2037 (OSF Healthcare System)	A/A3	330,000	356,661
Illinois Finance Authority, 6.00% due 5/15/2039 (OSF Healthcare System)	A/A3	1,545,000	1,748,183
Metropolitan Pier & Exposition Authority, 5.00% due 6/15/2050 (McCormick Place)	AAA/Baa1	1,500,000	1,568,775
Village of Melrose Park GO, 6.75% due 12/15/2016 (Redevelopment Project Costs; Insured: Natl-Re)	NR/A3	250,000	262,602
Village of Melrose Park GO, 6.75% due 12/15/2021 (Redevelopment Project Costs; Insured: Natl-Re)	NR/A3	410,000	498,556
Will County School District No. 114 GO, 0% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	NR/A3	570,000	395,204

INDIANA — 2.44%
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 (Performing Arts Center)	NR/NR	1,000,000	1,099,480
Indiana Finance Authority, 6.00% due 12/1/2019 (U.S. Steel Corp.)	BB-/B1	3,000,000	3,287,640
Indiana Finance Authority, 6.375% due 9/15/2041 (Marian University)	BBB-/NR	1,000,000	1,092,520

IOWA — 0.77%
Iowa Finance Authority Midwestern Disaster Area, 5.25% due 12/1/2025 (Iowa Fertilizer Company Project)	BB-/NR	1,615,000	1,725,095

KANSAS — 1.54%
City of Wichita, 5.90% due 12/1/2016 (Brentwood Apartments)	B/NR	255,000	252,529
City of Wichita, 5.85% due 12/1/2025 (Brentwood Apartments)	B/NR	895,000	793,176
Kansas City Community College COP, 3.00% due 4/1/2016 (Higher Education Campus Facilities)	AA-/NR	150,000	155,229
Unified Government of Wyandotte County/Kansas City, 5.00% due 9/1/2031 (Utility System Improvement)	A+/A3	1,000,000	1,132,840
Unified Government of Wyandotte County/Kansas City, 5.00% due 9/1/2032 (Utility System Improvement)	A+/A3	1,000,000	1,127,450

KENTUCKY — 1.45%
County of Owen, 6.25% due 6/1/2039 (Kentucky-American Water Co. Project)	A-/Baa1	540,000	620,125
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	715,000	580,122
Kentucky Economic DFA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	2,650,000	2,054,254

LOUISIANA — 2.56%
City of New Orleans, 5.00% due 12/1/2034 (Water System Facilities Improvement)	BBB+/NR	400,000	442,644
Louisiana Energy and Power Authority, 5.25% due 6/1/2038 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,000,000	2,253,300
Louisiana Public Facilities Authority, 5.00% due 7/1/2032 (Black & Gold Facilities; Insured: CIFG)	AA/A3	120,000	125,095
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 (Ochsner Clinic Foundation)	NR/Baa1	500,000	523,555
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	2,250,000	2,399,873

MASSACHUSETTS — 0.15%
Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	AA/NR	320,000	341,181

MICHIGAN — 7.20%
City of Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 (Bronson Methodist Hospital)	NR/A2	1,000,000	1,053,490
City of Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2041 (Bronson Nursing and Rehabilitation Center)	NR/A2	1,000,000	1,081,740
City of Troy GO, 5.25% due 11/1/2032 (Downtown Development Authority-Community Center Facilities)	AAA/NR	1,025,000	1,178,975
County of Genesee GO, 5.375% due 11/1/2038 (Water Supply System; Insured: BAM)	AA/A2	1,000,000	1,117,930
Detroit City School District, 5.00% due 5/1/2025 (School Building & Site; Insured: Q-SBLF)	AA-/Aa2	1,000,000	1,110,890
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site; Insured: AGM)	AA/Aa2	1,000,000	1,170,960
Livonia Public School District GO, 5.00% due 5/1/2036 (School Building & Site)	AA/A2	225,000	244,787
Michigan Finance Authority, 5.00% due 4/1/2031 (State Dept. of Human Services Office Buildings)	A+/NR	1,000,000	1,075,720
Michigan Finance Authority, 8.125% due 4/1/2041 (Hope Academy Project)	NR/NR	980,000	1,110,193
Michigan Housing Development Authority, 3.375% due 11/1/2016 (AMT)	AA/NR	655,000	662,683
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	1,035,000	1,108,195
Michigan State Hospital Finance Authority, 5.00% due 11/15/2015 (Edward W. Sparrow Hospital Assoc.)	A+/A1	200,000	209,070
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Southshore Medical Center)	A/A2	650,000	692,887
Michigan State Hospital Finance Authority, 5.75% due 11/15/2039 (Henry Ford Health System)	A-/A3	1,000,000	1,097,790
Michigan Strategic Fund, 7.00% due 5/1/2021 (Detroit Edison Company; Insured: Natl-Re/AMBAC)	NR/NR	250,000	318,453
Wayne County Airport Authority, 5.00% due 12/1/2031 (Detroit Metropolitan Wayne County Airport)	A/A2	650,000	736,957
Wayne County Airport Authority, 5.00% due 12/1/2033 (Detroit Metropolitan Wayne County Airport)	A/A2	825,000	928,579
Wayne County Airport Authority, 5.00% due 12/1/2034 (Detroit Metropolitan Wayne County Airport)	A/A2	1,140,000	1,277,951

MINNESOTA — 0.69%
Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2023 pre-refunded 1/1/2015 (Airport, Marina & Port Improvements; Insured: BHAC) (AMT)	AA+/Aa1	1,000,000	1,012,020
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2023	A/A2	115,000	122,029

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 (Birchwood and Woodbury Healthcare Facility Projects)	NR/NR	$415,000	$422,387

MISSISSIPPI — 0.06%
Jackson Public School District, 4.00% due 2/1/2018 (District Long Range Capital Expenditure Program; Insured: AGM) (State Aid Withholding)	NR/Aa3	140,000	143,534

MISSOURI — 1.67%
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Project-Public Improvements) (ETM)	NR/NR	1,025,000	1,115,856
Tax Increment Financing Commission of Kansas City, 6.00% due 5/1/2030 (Union Hill Redevelopment Project)	NR/NR	2,505,000	2,627,244

NEW JERSEY — 3.42%
Higher Education Student Assistance Authority, 5.75% due 12/1/2039 (NJCLASS Student Loan Program) (AMT)	A/A2	750,000	805,492
New Jersey EDA, 5.50% due 9/1/2027 (School Facilities Construction; Insured: Natl-Re)	AA-/A2	1,000,000	1,244,990
New Jersey EDA, 5.00% due 6/15/2029 (School Facilities Construction)	A-/A2	2,000,000	2,232,800
New Jersey Transit Corp., 5.00% due 9/15/2020 (Federal Transit Administration Section 5307 Urbanized Area Formula Funds)	A/A3	1,000,000	1,154,790
Salem County Pollution Control Financing Authority, 5.00% due 12/1/2023 (Chambers Project) (AMT)	BBB/Baa3	2,000,000	2,241,860

NEW MEXICO — 1.61%
City of Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A3	1,000,000	1,068,060
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,500,000	2,552,975

NEW YORK — 5.39%
City of New York GO, 0.04% due 8/1/2021 put 10/1/2014 (City Budget Financial Management; LOC: JPMorgan Chase Bank N.A) (daily demand notes)	A+/Aa1	1,500,000	1,500,000
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	3,000,000	3,616,980
City of New York GO, 5.00% due 8/1/2031 (City Budget Financial Management)	AA/Aa2	2,000,000	2,332,880
City of New York GO, 0.04% due 1/1/2036 put 10/1/2014 (Gowanus Canal Site; SPA: JPMorgan Chase Bank N.A) (daily demand notes)	AA/Aa2	4,250,000	4,250,000
City of Syracuse, 5.00% due 8/1/2017 (City Public and School Building Capital Projects; Insured: AGM) (State Aid Withholding)	AA/A1	400,000	415,080

NORTH CAROLINA — 0.19%
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2020 (Progress Energy Carolinas, Inc. Initial Project Acquisition; Insured: AMBAC)	A-/NR	410,000	433,169

OHIO — 2.84%
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A3	500,000	569,900
City of Akron, 5.00% due 12/1/2031 (Community Learning Centers)	AA+/NR	625,000	710,506
Cleveland-Cuyahoga County Port Authority, 6.25% due 5/15/2016 (Council for Economic Opportunities in Greater Cleveland Project; LOC: FifthThird Bank)	BBB+/NR	155,000	155,256
Cleveland-Cuyahoga County Port Authority, 7.00% due 5/15/2040 (Flats East Development Project; LOC: FifthThird Bank)	BBB+/NR	1,000,000	1,110,450
Ohio State Air Quality Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	100,000	101,586
Ohio State Air Quality Development Authority PCR, 3.625% due 10/1/2033 put 4/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	1,000,000	1,025,860
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	1,000,000	1,079,390
Ohio State Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	1,350,000	1,370,493
Wyoming City School District GO, 5.00% due 12/1/2018 (Educational Facilities; Insured: AGM)	NR/A2	250,000	263,102

OREGON — 0.45%
Western Generation Agency, 5.00% due 1/1/2016 (Wauna Cogeneration Project; Insured: ACA)	NR/NR	1,000,000	1,016,080

PENNSYLVANIA — 3.89%
Allegheny County IDA, 6.75% due 8/15/2035 (Propel Charter School)	BBB-/NR	950,000	1,043,499
City of Philadelphia, 5.00% due 6/15/2027 (Philadelphia International and Northeast Philadelphia Airports) (AMT)	A+/A2	2,000,000	2,218,720
Pennsylvania Economic Development Financing Authority, 5.00% due 12/1/2014 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	450,000	452,425
Pennsylvania Economic Development Financing Authority, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	1,800,000	1,848,600
Pennsylvania Turnpike Commission Step Up Coupon, 0% due 12/1/2030 (PennDOT-Mass Transit Agencies)	A-/A3	2,000,000	2,092,580
Philadelphia IDA, 6.00% due 8/1/2035 (Mast Charter School)	BBB+/NR	1,000,000	1,087,930

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
RHODE ISLAND — 0.35%
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2022 (Public Housing Development)	A+/NR	$315,000	$376,718
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2024 (Public Housing Development)	A+/NR	350,000	413,220

SOUTH DAKOTA — 0.57%
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2027 (Avera Health)	AA-/A1	400,000	450,116
South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	A+/A1	750,000	834,075

TENNESSEE — 0.30%
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2015	A-/Baa1	100,000	101,334
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	A-/Baa2	500,000	578,685

TEXAS — 13.72%
Austin Convention Enterprises, Inc., 5.25% due 1/1/2024 (Austin Convention Center; Insured: Syncora)	BBB-/Ba1	720,000	745,841
Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	BBB-/Ba1	795,000	806,432
City of Houston, 5.00% due 11/15/2028 (Combined Utility System)	AA/Aa2	2,500,000	3,004,200
City of Houston, 5.00% due 9/1/2034 (Convention & Entertainment Facilities Department)	A-/A2	1,550,000	1,757,297
City of Kerrville Health Facilities Development Corp., 5.45% due 8/15/2035 (Sid Peterson Memorial Hospital)	BBB/NR	2,600,000	2,621,008
City of Texas City Industrial Development Corp., 7.375% due 10/1/2020 (ARCO Pipe Line Co. Project)	A/A2	1,165,000	1,518,298
Commissioners Court of Bexar County, 5.00% due 6/15/2018 pre-refunded 6/15/2015 (County Highway Construction and Maintenance)	AA+/Aaa	200,000	206,866
Kimble County Hospital District, 6.25% due 8/15/2033	NR/NR	500,000	550,050
La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039 (Kipp, Inc.)	BBB/NR	1,000,000	1,126,990
Lower Colorado River Authority, 5.00% due 5/15/2026 pre-refunded 5/15/2022	NR/NR	20,000	24,325
Lower Colorado River Authority, 5.00% due 5/15/2026	A/A1	2,980,000	3,450,333
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021	A-/Baa3	40,000	46,676
San Juan Higher Education Finance Authority, 6.70% due 8/15/2040 (IDEA Public Schools)	BBB/NR	1,000,000	1,170,290
State of Texas GO, 1.50% due 8/31/2015 (Cash Flow Management)	SP-1+/Mig1	10,000,000	10,125,000
Texas Public Finance Authority Charter School Finance Corp., 4.15% due 8/15/2016 (IDEA Public Schools; Insured: ACA)	BBB/NR	100,000	105,452
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 2/15/2018 pre-refunded 2/15/2015 (Cosmos Foundation, Inc.)	BBB/NR	550,000	559,856
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	155,000	171,444
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	1,550,000	1,714,440
Texas Public Finance Authority Charter School Finance Corp., 6.20% due 2/15/2040 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,130,150

U.S. VIRGIN ISLANDS — 0.26%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	NR/Baa3	500,000	573,640

UTAH — 2.68%
Herriman City, 4.75% due 11/1/2022 (Towne Center Access and Utility Improvements)	AA-/NR	1,000,000	1,129,210
Weber County, 0.04% due 2/15/2031 put 10/1/2014 (IHC Health Services, Inc.; SPA: The Bank of New York Mellon) (daily demand notes)	AA+/Aa1	4,900,000	4,900,000

VIRGINIA — 1.13%
City of Lexington IDA, 5.25% due 1/1/2021 (Kendal at Lexington Residential Care Facility)	NR/NR	395,000	411,918
City of Lexington IDA, 5.375% due 1/1/2022 (Kendal at Lexington Residential Care Facility)	NR/NR	630,000	655,338
City of Lexington IDA, 5.375% due 1/1/2023 (Kendal at Lexington Residential Care Facility)	NR/NR	425,000	440,317
City of Lexington IDA, 5.375% due 1/1/2028 (Kendal at Lexington Residential Care Facility)	NR/NR	1,000,000	1,025,800

WASHINGTON — 2.24%
Skagit County Public Hospital District No. 1, 5.75% due 12/1/2028 (Skagit Valley Hospital)	NR/Baa2	1,510,000	1,647,501
Washington Health Care Facilities Authority, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	A/A2	1,000,000	1,097,610
Washington Health Care Facilities Authority, 5.75% due 1/1/2045 (Catholic Health Initiatives)	A+/A1	2,000,000	2,292,240

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
WISCONSIN — 0.45%
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A3	$1,000,000	$1,006,650

TOTAL INVESTMENTS — 94.73% (Cost $197,457,856)			$212,856,927
OTHER ASSETS LESS LIABILITIES — 5.27%			11,843,897

NET ASSETS — 100.00%			$224,700,824

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity

FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Q-SBLF	Insured by Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Municipal Income Fund	September 30, 2014

ASSETS
Investments at value (cost $197,457,856) (Note 2)	$212,856,927
Cash	8,212,934
Receivable for investments sold	1,055,000
Receivable for fund shares sold	618,591
Interest receivable	2,440,381
Prepaid expenses and other assets	21,783

Total Assets	225,205,616

LIABILITIES
Payable for fund shares redeemed	234,944
Payable to investment advisor and other affiliates (Note 3)	168,677
Accounts payable and accrued expenses	58,688
Dividends payable	42,483

Total Liabilities	504,792

NET ASSETS	$224,700,824

NET ASSETS CONSIST OF
Undistributed net investment income	$3,622
Net unrealized appreciation on investments	15,399,071
Accumulated net realized gain (loss)	174,165
Net capital paid in on shares of beneficial interest	209,123,966

$224,700,824

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($61,424,218 applicable to 4,044,454 shares of beneficial interest outstanding - Note 4)	$15.19
Maximum sales charge, 2.00% of offering price	0.31

Maximum offering price per share	$15.50

Class C Shares:
Net asset value and offering price per share* ($26,168,089 applicable to 1,721,337 shares of beneficial interest outstanding - Note 4)	$15.20

Class I Shares:
Net asset value, offering and redemption price per share ($137,108,517 applicable to 9,019,638 shares of beneficial interest outstanding - Note 4)	$15.20

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

18    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Strategic Municipal Income Fund	Year Ended September 30, 2014

INVESTMENT INCOME
Dividend income	$46,213
Interest income (net of premium amortized of $807,237)	7,377,672

Total Income	7,423,885

EXPENSES
Investment advisory fees (Note 3)	1,371,252
Administration fees (Note 3)
Class A Shares	70,276
Class C Shares	28,122
Class I Shares	52,057
Distribution and service fees (Note 3)
Class A Shares	140,553
Class C Shares	135,178
Transfer agent fees
Class A Shares	39,789
Class C Shares	17,066
Class I Shares	48,669
Registration and filing fees
Class A Shares	20,825
Class C Shares	20,918
Class I Shares	20,781
Custodian fees (Note 3)	56,312
Professional fees	40,415
Accounting fees	5,994
Trustee fees	5,439
Other expenses	23,690

Total Expenses	2,097,336
Less:
Expenses reimbursed by investment advisor (Note 3)	(65,784)
Fees paid indirectly (Note 3)	(7,662)

Net Expenses	2,023,890

Net Investment Income	5,399,995

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	174,212
Net change in unrealized appreciation (depreciation) on investments	10,351,044

Net Realized and Unrealized Gain	10,525,256

Net Increase in Net Assets Resulting from Operations	$15,925,251

See notes to financial statements.

Certified Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Municipal Income Fund

	YEAR ENDED SEPTEMBER 30, 2014	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$5,399,995	$5,198,489
Net realized gain (loss) on investments	174,212	610,582
Net unrealized appreciation (depreciation) on investments	10,351,044	(9,694,162)

Net Increase (Decrease) in Net Assets Resulting from Operations	15,925,251	(3,885,091)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,584,898)	(1,710,530)
Class C Shares	(568,645)	(600,810)
Class I Shares	(3,246,452)	(2,887,149)
From realized gains
Class A Shares	(189,519)	(158,051)
Class C Shares	(79,000)	(57,504)
Class I Shares	(342,071)	(215,913)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	6,109,965	(10,039,182)
Class C Shares	3,609,685	(880,639)
Class I Shares	42,182,323	1,965,732

Net Increase (Decrease) in Net Assets	61,816,639	(18,469,137)

NET ASSETS
Beginning of Year	162,884,185	181,353,322

End of Year	$224,700,824	$162,884,185

Undistributed net investment income	$3,622	$3,622

See notes to financial statements.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Municipal Income Fund	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek a high level of current income exempt from federal individual income tax.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$212,856,927	$—	$212,856,927	$—

Total Investments in Securities	$212,856,927	$—	$212,856,927	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2014.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014

adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2014, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $1,033 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,597 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A and Class C expenses do not exceed 1.25% and 1.55% respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2014, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $28,953 for Class A shares and $36,831 for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2014, fees paid indirectly were $7,662.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, the Fund had transactions with affiliated funds in compliance with Rule 17a-7 under the 1940 Act of $3,565,848 in sales.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,214,705	$32,669,985	1,268,566	$19,218,808
Shares issued to shareholders in reinvestment of dividends	115,738	1,703,678	112,412	1,684,533
Shares repurchased	(1,917,594)	(28,263,698)	(2,064,383)	(30,942,523)

Net increase (decrease)	412,849	$6,109,965	(683,405)	$(10,039,182)

Class C Shares
Shares sold	584,844	$8,670,364	466,350	$7,039,591
Shares issued to shareholders in reinvestment of dividends	39,009	573,997	36,935	553,550
Shares repurchased	(383,694)	(5,634,676)	(571,287)	(8,473,780)

Net increase (decrease)	240,159	$3,609,685	(68,002)	$(880,639)

Class I Shares
Shares sold	4,322,972	$64,055,109	2,115,021	$31,792,973
Shares issued to shareholders in reinvestment of dividends	225,879	3,331,595	186,468	2,792,658
Shares repurchased	(1,724,127)	(25,204,381)	(2,192,296)	(32,619,899)

Net increase (decrease)	2,824,724	$42,182,323	109,193	$1,965,732

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $66,509,713 and $35,521,149, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$197,457,856

Gross unrealized appreciation on a tax basis	$15,405,518
Gross unrealized depreciation on a tax basis	(6,447)

Net unrealized appreciation (depreciation) on investments (tax basis)	$15,399,071

At September 30, 2014, the Fund had $46,105 of undistributed tax basis net tax-exempt income, $58,464 of undistributed tax basis net ordinary investment income, and $115,701 of undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2014, and September 30, 2013, are excludable by shareholders from gross income for federal income tax purposes.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014

The tax character of distributions paid during the years ended September 30, 2014, and September 30, 2013, was as follows:

	2014	2013
Distributions from:
Tax exempt income	$5,304,242	$5,112,447
Ordinary income	95,753	474,043
Capital gains	610,590	43,467

Total	$6,010,585	$5,629,957

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing in below investment grade securities and derivatives. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014, and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Municipal Income Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF YEAR	NET INVESTMENT INCOME(LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)
CLASS A SHARES
2014(b)	$14.40	0.41	0.85	1.26	(0.42)	(0.05)	(0.47)	$15.19	2.82	1.25	1.25	1.31	8.93	21.89	$61,424
2013(b)	$15.17	0.41	(0.74)	(0.33)	(0.41)	(0.03)	(0.44)	$14.40	2.74	1.25	1.25	1.31	(2.21)	37.42	$52,278
2012(b)	$14.06	0.49	1.13	1.62	(0.50)	(0.01)	(0.51)	$15.17	3.34	1.25	1.25	1.31	11.71	12.52	$65,446
2011(b)	$14.22	0.59	(0.14)	0.45	(0.59)	(0.02)	(0.61)	$14.06	4.37	1.25	1.25	1.38	3.47	19.45	$39,808
2010(b)	$13.86	0.60	0.48	1.08	(0.61)	(0.11)	(0.72)	$14.22	4.40	1.25	1.25	1.50	8.20	16.26	$28,166
CLASS C SHARES
2014	$14.41	0.37	0.84	1.21	(0.37)	(0.05)	(0.42)	$15.20	2.53	1.55	1.55	1.72	8.60	21.89	$26,168
2013	$15.18	0.37	(0.74)	(0.37)	(0.37)	(0.03)	(0.40)	$14.41	2.44	1.55	1.55	1.73	(2.50)	37.42	$21,344
2012	$14.07	0.45	1.12	1.57	(0.45)	(0.01)	(0.46)	$15.18	3.04	1.55	1.55	1.78	11.38	12.52	$23,521
2011	$14.23	0.55	(0.14)	0.41	(0.55)	(0.02)	(0.57)	$14.07	4.07	1.55	1.55	1.83	3.16	19.45	$15,344
2010	$13.87	0.55	0.49	1.04	(0.57)	(0.11)	(0.68)	$14.23	4.05	1.55	1.55	2.36	7.88	16.26	$15,261
CLASS I SHARES
2014	$14.41	0.46	0.85	1.31	(0.47)	(0.05)	(0.52)	$15.20	3.12	0.94	0.93	0.94	9.27	21.89	$137,109
2013	$15.18	0.45	(0.73)	(0.28)	(0.46)	(0.03)	(0.49)	$14.41	3.04	0.95	0.95	0.96	(1.92)	37.42	$89,262
2012	$14.07	0.53	1.13	1.66	(0.54)	(0.01)	(0.55)	$15.18	3.62	0.95	0.95	0.95	12.03	12.52	$92,386
2011	$14.23	0.63	(0.14)	0.49	(0.63)	(0.02)	(0.65)	$14.07	4.62	0.99	0.99	1.03	3.74	19.45	$54,736
2010	$13.87	0.64	0.48	1.12	(0.65)	(0.11)	(0.76)	$14.23	4.66	0.99	0.99	1.11	8.48	16.26	$42,134

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

26 Certified Annual Report	Certified Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Strategic Municipal Income Fund

To the Trustees and Shareholders of

Thornburg Strategic Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Strategic Municipal Income Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

28    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Strategic Municipal Income Fund	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

	BEGINNING ACCOUNT VALUE 4/1/14	ENDING ACCOUNT VALUE 9/30/14	EXPENSES PAID DURING PERIOD† 4/1/14–9/30/14
Class A Shares
Actual	$1,000.00	$1,045.90	$6.41
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class C Shares
Actual	$1,000.00	$1,043.60	$7.94
Hypothetical*	$1,000.00	$1,017.30	$7.84
Class I Shares
Actual	$1,000.00	$1,046.90	$4.78
Hypothetical*	$1,000.00	$1,020.40	$4.72

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.55%; I: 0.93%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    29

INDEX COMPARISON

Thornburg Strategic Municipal Income Fund	September 30, 2014 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended September 30, 2014 (with sales charge)

	1 YR	5 YRS	SINCE INCEPTION
A Shares (Incep: 4/1/09)	6.78%	5.48%	8.29%
C Shares (Incep: 4/1/09)	8.00%	5.59%	8.38%
I Shares (Incep: 4/1/09)	9.27%	6.21%	9.00%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

30    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Strategic Municipal Income Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

Certified Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

32    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    33

OTHER INFORMATION

Thornburg Strategic Municipal Income Fund	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2014, dividends paid by the Fund of $5,304,242 (or the maximum allowed) are tax exempt dividends, $95,753 are taxable ordinary investment income dividends, and $610,590 are designated as taxable long-term capital gain dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2014. Complete information will be reported in conjunction with your 2014 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Municipal Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

34    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014 (Unaudited)

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the four calendar years since the inception of the Fund’s investment operations, comparing the Fund’s annual investment returns to a fund category composed by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories composed by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was higher than the return for the fund category and comparable to the securities index considered, that the Fund’s returns for the preceding three calendar years exceeded the returns of the index in all three years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in two of the three years. Noted quantitative data further showed that the Fund’s annualized investment returns fell near the midpoint of performance of the first fund category for the one-year and three-year periods ended with the second quarter of the current year, and fell in the third quartile of performance for the five-year period. Noted data also showed that the Fund’s annualized investment returns fell in the second quartile of performance of the second fund category for the one-year period ended with the second quarter and fell in the top decile of performance for the three-year and five-year periods.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection, considered certain factors, including other fees and expenses charged to the Fund, the costs and profitability of the Advisor, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Fund.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectus. Data considered included comparisons of the advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, and related data. Comparative fee and expense data considered by the Trustees showed that the advisory fee for the Fund was somewhat higher than the median and average fee levels for the fund category, and that the level of total expense for a representative share class was somewhat higher than the median and average levels for the category. Peer group data showed that the advisory fee level and total expense level for a representative share class fell above the median figures for the fund peer group and at the top of the range of levels for the group. The Trustees did not view the differences as significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract

Certified Annual Report    35

OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2014 (Unaudited)

necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

36    Certified Annual Report

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of September 30, 2014, Thornburg managed approximately $74 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $395 million in Thornburg products as of September 30, 2014.

This page is not part of the Annual Report    39

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1978

Thornburg California Limited Term Municipal Fund

Informational Brochure and Annual Report

SEPTEMBER 30, 2014

Thornburg
INVESTMENT MANAGEMENT

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2    This page is not part of the Annual Report

IMPORTANT INFORMATION

The information presented on the following pages is current as of September 30, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Glossary

BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Personal Consumption Expenditure (PCE) Price Index – One measure of U.S. inflation that assesses the percentage change in prices of goods and services purchased by consumers throughout the economy. Of all the measures of consumer price inflation, the PCE price index covers the broadest set of goods and services.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Fiscal Cliff – A combination of expiring tax cuts and across-the-board government spending cuts that were scheduled to become effective at the end of 2012. The idea behind the fiscal cliff was that if the federal government allowed these two events to proceed as planned, they would have a detrimental effect on an already shaky economy. At the same time, it was predicted that going over the fiscal cliff would significantly reduce the federal budget deficit.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Participation Rate – The number of people who are either employed or are actively looking for work. The people who are no longer actively searching for work would not be included in the participation rate. During an economic recession, many workers often get discouraged and stop looking for employment, and as a result, the participation rate decreases.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND

Laddering – an All Weather Strategy

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply these techniques to manage risk and pursue attractive returns:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

•	Investing on a cash-only basis without using leverage.

Portfolio Managers

Josh Gonze    Chris Ryon, CFA

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.

Long-term Stability of Principal

Net Asset Value History of A Shares from February 19, 1987 through September 30, 2014

Average Annual Total Returns

For Periods Ended September 30, 2014

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 2/19/87)
Without sales charge	3.93%	2.98%	3.44%	3.41%	4.58%
With sales charge	2.34%	2.47%	3.12%	3.25%	4.52%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.94%, as disclosed in the most recent Prospectus.

30-Day Yields, A Shares

As of September 30, 2014

Annualized Distribution Yield	1.43%

SEC Yield	0.36%

Key Portfolio Attributes

As of September 30, 2014

Number of Bonds	315

Effective Duration	3.6 Yrs

Average Maturity	4.9 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

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THORNBURG’S SUITE OF MUNICIPAL FUNDS

Municipal Funds for a Range of Interest-Rate Scenarios

At Thornburg, we often say that predicting interest rates is a fool’s game. And with the Federal Reserve still heavily involved in the markets, it’s even more difficult to forecast how rates may rise than when they may rise. Will long rates rise first and short rates follow? Will long and short rates climb simultaneously?

A traditional strategy to protect oneself against interest-rate risk is to move into shorter-duration bond strategies. But the seemingly counterintuitive response of moving to longer-duration strategies can sometimes yield better results.

Diversify Across the Yield Curve

This uncertainty points to why it’s important for investors to match their investment horizon to the duration of the strategy in which they’re invested, and to diversify assets across the yield curve.

For any interest-rate scenario, Thornburg’s comprehensive suite of municipal funds gives prudent investors the ability to diversify across the yield curve.

Diversify Across the Yield Curve with Thornburg Municipal Funds

AAA General Obligation Municipal Yield Curve, as of September 30, 2014

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Thornburg California Limited Term Municipal Fund

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

Thornburg California Limited Term Municipal Fund	September 30, 2014 (Unaudited)

October 17, 2014

Dear Shareholder:

We are pleased to present the annual report for the Thornburg California Limited Term Municipal Fund (the Fund). The net asset value (NAV) of the Class A shares increased by 30 cents to $13.84 per share during the fiscal year ended September 30, 2014. If you were with us for the entire period, you received dividends of 22.8 cents per share. If you reinvested your dividends, you received 23.0 cents per share. Dividends were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares outperformed the Fund’s benchmark index, with a 3.93% total return at NAV for the fiscal year ended September 30, 2014, compared to the 3.67% total return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index. The Fund generated 2.90% more price return and 2.64% less income than its benchmark.

The market’s positive returns were driven primarily by falling interest rates. Another driver was narrowing credit spreads. In general, investors received smaller and smaller levels of yield for securities of lower credit quality with shorter maturity dates. Chart I shows credit spreads for various maturities of municipal bonds.

Drivers of the Fund’s price return relative to its benchmark are as follows: Interest-rate sensitivity, as measured by the Fund’s duration and differing allocations along the yield curve, added 0.34% of price performance; sector allocations added 2.18% of relative price performance; and the Fund’s overweight to lower-credit-quality securities subtracted 0.79% of price performance versus the benchmark. Other risk factors accounted for another 1.16% of relative price performance.

Interest-Rate Changes

As of the end of fiscal year 2013, many market observers predicted increasing interest rates. The fear of the Federal Reserve (the Fed) curtailing purchases of Treasury and mortgage-backed securities had roiled the markets, though the eventual fact of tapering did not begin until December 18, 2013. This was the backdrop against which rates rose through the end of December 2013. Chart II illustrates the changes in rates by maturity for each quarter of fiscal 2014.

This chart highlights a few interesting phenomena:

1.	Interest rates changed by varying amounts for different maturities, highlighting the potential benefits of a portfolio that is diversified by maturity. We believe investors benefit by owning several funds that provide different exposures to various maturity segments of the market.

Chart I | Quality Spreads: BBB Municipal Revenue Yields over AAA General Obligation Yields as of 9/30/2014

Chart II | Changes in AAA General Obligation Municipal Yield Curve

9/30/2013 – 9/30/2014

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014 (Unaudited)

2.	In the quarter ended December 31, 2013, short and long interest rates declined and intermediate rates continued to rise. The fall in short-term rates was a market reaction to the fear of rising rates and investor desire to shed duration or interest-rate risk. The decline in long-term rates was driven by opportunistic investors who wished to take advantage of a significant difference between short- and long-term rates.

3.	In the quarter ended March 31, 2014, short-term interest rates rose as long-term rates continued to decline. This was doubtless a reaction to the risk of possible Fed tightening and increases in short-term rates.

4.	In the six-month period ended September 30, 2014, interest rates all along the yield curve declined, and longer-term rates continued to slide more than short-term rates.

Table I shows selected changes in rates for the last two fiscal years. The table highlights that although interest rates have declined in fiscal 2014, they have yet to retrace the upswing seen in fiscal 2013. It is noteworthy that rates on the short end (one to five years) of the market have been virtually unchanged, depressed by the Fed’s delay in normalizing benchmark short-term rates.

Table I | Yield Changes for the Last Two Fiscal Years

MATURITY	FISCAL YEAR ENDING 9/30/2013	FISCAL YEAR ENDING 9/30/2014
1-Year	-0.02%	-0.03%
5-Year	+0.62%	-0.03%
10-Year	+0.83%	-0.32%
30-Year	+1.43%	-1.08%

Source: Bloomberg

The Economy and the Federal Reserve Board

The U.S. economy has recently grown at an average rate of 2.0% as measured by gross domestic product (GDP), which is defined as the monetary value of all finished goods and services produced within a country’s borders over a specific time period. Many market participants believe that 2.0% GDP growth is suboptimal compared to rates in past recoveries, but the quarter ended December 31, 2013, produced a 3.5% growth rate and the quarter ended June 30, 2014, a 4.6% rate. Growth in the quarter ended March 31, 2014, was negative 2.1%; this anomaly has been attributed to weather effects.

Employment growth is another useful measure for gauging the health of the economy. The financial press highlights this as an area of focus for Fed Chair Janet Yellen. The economy has added approximately 220,000 jobs per month for the fiscal year. This growth has not come without volatility; only 84,000 jobs were added in December 2013 and 304,000 in April 2014. The unemployment rate has declined from 7.2% for the year ended September 30, 2013, to 5.9% as of September 30, 2014. This should make investors feel good about the economy, but other measures paint a mixed picture. One indicator is the U.S. labor force participation rate, which measures the size of the labor force as a percent of the working-age population. Since January 1990, this long-term average has been at 65.9%, but as of September 2014, the participation rate had declined to 62.7%. For fiscal year 2014, this measure has averaged 62.9%. Some economists and demographers attempt to explain the decline in the participation rate by the retirement of Baby Boomers, who have changed every demographic category they have passed through and have been referred to as “the pig in the python.” The thought that Baby Boomers would impact the labor force participation rate significantly enough to cause this decline is plausible, but we have seen no estimates of the effect.

The Federal Reserve (the Fed) began reducing purchases of U.S. Treasury and mortgage securities in December 2013 and will complete the process by October 2014. During 2013, the market’s anticipation of the Fed’s tapering its asset purchases sent long-term municipal yields up 1.43%. But in 2014, the reality of tapering (and other factors) sent long-term municipal yields down 1.08%. In its September 17, 2014, release, the Federal Open Market Committee (FOMC) stated:

“The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Later, in a press conference, Chair Yellen added more color to the policy statement:

“Let me reiterate, however, that the Committee’s expectations for the path of the federal funds rate are contingent on the economic outlook. If the economy proves to be stronger than anticipated by the Committee, resulting in a more rapid convergence of employment and inflation to the FOMC’s objectives, then increases in the federal funds rate are likely to occur sooner and to be more rapid than currently envisaged. Conversely, if economic performance disappoints, increases in the federal funds rate are likely to take place later and to be more gradual.”

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014 (Unaudited)

It is clear guidance like this that makes one long for Harry Truman’s “one-handed economist.” From all this, one can glean that the Fed will be “data dependent” (another term being thrown around in the financial press) in determining the future path of the federal funds rate (currently near zero).

Finally, let’s look at inflation. It is important to fixed-income investors because it is the primary determinant of future purchasing power. If inflation increases, the semi-annual coupon payment of most bonds carries less value in the economy. Inflation, as measured by core PCE (the Core Personal Consumption Expenditures Index, which is the Fed’s favored inflation measure) excludes volatile food and energy prices. Since September 2013, core PCE has increased from 1.33% to 1.47%, but this is still materially below the Fed’s inflation target of 2.00%. As 2014 prices of municipal bonds have risen and yields have declined, their after-inflation purchasing power has fallen. Chart III illustrates this point for a five-year AAA-rated general obligation bond.

Chart III shows that as of August 31, 2014, an investor in a five-year AAA general obligation bond received a real yield (the yield on a security after inflation is taken into account) of negative 0.33%. The yield failed to keep up with inflation, and the investor lost purchasing power. On August 31, a five-year AAA general obligation bond yielded 1.14%, with core PCE at 1.47%. As of September 30, 2014, a five-year AAA general obligation bond yielded 1.24%, with a real yield of negative 0.23%. The long-term average real yield of a five-year AAA general obligation bond is a mere 1.32%. These extremely low real yields are an important effect of the Fed’s keeping short-term rates very low.

Chart III | Five-Year AAA GO Real Yield (using Core PCE)

6/1/1994 – 8/31/2014

The Municipal Bond Market Credit Picture

The health of municipal market credit has generally been good, helped by GDP growth and increasing employment. But there have been some red flags recently. An August 2014 report from the Nelson A. Rockefeller Institute of Government at the State University of New York, “After Four Years of Uninterrupted Growth, Tax Revenues Decline in the First Quarter, and Preliminary Figures for the Second Quarter of 2014 Signal Further Declines in Personal Income Tax,” sums up certain observations:

•	“State tax revenues declined by 0.3% in the first quarter of 2014. This is the first time state revenues declined after four years of uninterrupted growth.”

•	“Personal income tax collections showed a decline of 1.2% in the first quarter of 2014. The decline in personal income tax collections appear to be primarily due to the mirror-image effect of the initial impact of the fiscal cliff on taxpayer behavior, which had driven tax collections upward a year ago.”

•	“Year-to-date figures show 2.8% growth in overall state tax collections in the first three quarters of fiscal 2014 compared to the same period of 2013.”

•	“Local property tax revenues grew by 1.9% in the first quarter, marking the eighth consecutive quarter of growth in nominal terms.”

Certified Annual Report    9

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014 (Unaudited)

This data source tells us that overall state revenue is up but that there has been some decline in personal income tax collections that may be explained by individuals pushing income into last year to take advantage of lower personal income tax rates. We would raise a yellow flag at this indicator; this trend bears watching. The point about local property taxes growing should come as no surprise, as the real estate market has improved in many places. This is a very good development for local governments, because property taxes are their primary source of revenues. Not surprisingly, employment also shows positive growth. Only Alaska (off 0.95%) shows a decline for the period from August 2013 through August 2014 (the latest data available at this writing). The three states with the largest increases in employment are North Dakota (up 4.47%), Utah (up 3.53%), and Texas (up 3.63%). California showed an increase of 2.07%.

Other factors that influence the relative performance between one state and another is the supply of new-issue bonds available for sale from that state, coupled with demand for those bonds. The supply of new-issue bonds available for sale in California declined by 12.9% in first nine months of 2014. Nationally the decline in bond sales in the new-issue market is 9.6%. Demand for these securities has been consistently positive throughout the fiscal year. We believe that the state of the states’ economies and their respective credit pictures are healthy.

One of the highest hurdles to the health of the state economies is the funding levels of their pension plans. For too long, elected officials have over-promised and under-delivered (especially when it came to making payments to pensions) to their employees, and until recently, markets have proven more of a headwind. On October 9, 2014, Bloomberg reported, “State Pension Gaps Shrink for the First Time Since 2007.” Let us caution all readers: the shrinkage is barely perceptible, but even that is better than a poke in the eye with a sharp stick.

“The median state system last year had 69.3% of the assets needed to meet promised benefits, up from 68.7% in 2012, according to data compiled by Bloomberg.”

This sounds like great news until one realizes that the industrywide, minimum acceptable funding level is said to be 80%. Thirteen states met or exceeded this level; California was close to meeting this bar with a 2013 pension funding level of 76.9%, down from 2012’s 77.4%. The state with the lowest (some would say worst) level is Illinois with a funding level of 39.3%, down from 40.4% in 2012.

Nationally, there have been some high-profile credit concerns in the municipal bond market: the City of Detroit, which is in the process of exiting Chapter 9 protection, and Puerto Rico, which by all reports doesn’t know what it is doing. We do not own either credit!

The long and short of the Puerto Rico story:

•	In March 2014, the island issued $3.5 billion of general obligation bonds, mostly sold to hedge funds that “only wanted to help the island.” At the time, the island’s officials said this would give them enough cash to last for 18 months.

•	In June 2014, the governor signed legislation allowing the island’s public corporations to “restructure” their debt, the Puerto Rico Electric Power Authority (PREPA) being the best known among them.

•	Later in 2014, PREPA reached “forbearance” agreements with its creditors, calling for, among other things, a “Chief Restructuring Officer” (for an engagement fee of around $10 million, which is not bad work if you can get it).

•	In September, the island’s financial officials announced a $900 million “tax and revenue anticipation” note deal that would be placed with banks who were forced to hold the vast majority of it and could not sell it. That figure was later raised to $1.2 billion. This was six months after the March sale! The yield on these securities is 7.75%; California issued a similar security earlier in the summer for 0.10%. Think there is a difference in the credit?

The Stockton bankruptcy continues to wind its way through the courts. On October 1, 2014, a U.S. Bankruptcy Judge Christopher Klein handed down an interesting ruling. The Associated Press reported it as follows:

“Striking at the sanctity of public pensions in California, a federal judge ruled Wednesday that U.S. bankruptcy law allows the city of Stockton to treat pension fund obligations like other debts, meaning the city could trim benefits.”

This ruling could certainly change the dynamic between bondholders and local employees; as the question of potential Chapter 9 actions arises, both parties now stand an equal chance of significant loss.

10    Certified Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014 (Unaudited)

Conclusion

We do not believe that the fixed income markets, and municipal bonds particularly, represent any great value at present; real yields are negative in some segments of the market, and very low in others. But we do not believe shareholders should undertake a wholesale rebalancing of portfolios either. It is important to re-evaluate why we own fixed-income products and municipal bonds: as part of a well-balanced, diversified portfolio. Recent volatility certainly demonstrates the potential benefits of these investments. Diversification is one of the best ways for shareholders to manage risk, not only between asset classes but in positioning within markets. And we believe municipal bond investors may benefit from diversifying along the municipal bond yield curve.

Many shareholders may soon ask themselves “what should I do if interest rates begin to rise?” We would suggest having faith in the structure of your portfolio. A portion of your limited-term laddered portfolio’s bonds mature each year and become available for reinvestment at higher yields (see Chart IV); this has the potential to increase income to shareholders. When interest rates do rise, prices will generally decline, but the remaining bonds in the portfolio will move closer to maturity and should increase in price over time. We advise being patient when interest rates start to rise, lengthening your anticipated holding period.

Chart IV | Percent of Portfolio Maturing

We will continue to strive to manage your assets to fulfill the Fund’s objectives as set out in the prospectus.

Sincerely,

Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2014

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	AA/NR	$1,830,000	$2,025,224
Alameda County Joint Powers Authority, 5.00% due 12/1/2018 (Alameda County Medical Center Highland Hospital)	AA/Aa3	400,000	464,192
Alameda County Joint Powers Authority, 5.00% due 12/1/2019 (Alameda County Medical Center Highland Hospital)	AA/Aa3	750,000	884,708
Alameda County Joint Powers Authority, 5.00% due 12/1/2020 (Alameda County Medical Center Highland Hospital)	AA/Aa3	725,000	864,106
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,000,000	1,183,760
Alameda County Joint Powers Authority, 5.00% due 12/1/2024 (Alameda County Medical Center Highland Hospital)	AA/Aa3	2,500,000	3,012,825
Anaheim Public Financing Authority, 5.00% due 10/1/2018 (Electric System Distribution Facilities; Insured: AMBAC)	NR/NR	780,000	811,528
Anaheim Public Financing Authority, 5.00% due 10/1/2020 (Electric System Distribution Facilities; Insured: AMBAC)	NR/NR	445,000	460,045
Anaheim Public Financing Authority, 5.00% due 10/1/2021 (Electric System Distribution Facilities; Insured: AMBAC)	NR/NR	820,000	844,961
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements Project; Insured: AGM)	AA/A2	3,000,000	2,411,430
Bay Area Toll Authority, 5.00% due 4/1/2016 (San Francisco Bay Area Toll Bridge)	AA/Aa3	2,075,000	2,223,072
Bay Area Toll Authority, 0.74% due 4/1/2047 put 10/1/2019 (San Francisco Bay Area Toll Bridge)	AA/Aa3	5,000,000	5,002,000
Bay Area Toll Authority, 1.50% due 4/1/2047 (San Francisco Bay Area Toll Bridge)	AA/Aa3	1,000,000	1,011,470
Bay Area Water Supply & Conservation Agency, 1.00% due 10/1/2014 (Regional Water System Improvements)	AA-/Aa3	1,000,000	1,000,030
Bay Area Water Supply & Conservation Agency, 2.00% due 10/1/2015 (Regional Water System Improvements)	AA-/Aa3	1,000,000	1,018,580
Bay Area Water Supply & Conservation Agency, 3.00% due 10/1/2016 (Regional Water System Improvements)	AA-/Aa3	3,965,000	4,174,074
Bonita USD GO, 5.00% due 8/1/2024 (Educational Facilities)	AA-/NR	1,000,000	1,190,190
[a] Brentwood Infrastructure Financing Authority, 3.00% due 9/2/2016 (Residential Single Family Development; Insured: AGM)	AA/NR	315,000	329,896
[a] Brentwood Infrastructure Financing Authority, 4.00% due 9/2/2017 (Residential Single Family Development; Insured: AGM)	AA/NR	920,000	1,006,508
[a] Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2020 (Residential Single Family Development; Insured: AGM)	AA/NR	1,760,000	2,076,325
[a] Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2021 (Residential Single Family Development; Insured: AGM)	AA/NR	925,000	1,097,577
[a] Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2022 (Residential Single Family Development; Insured: AGM)	AA/NR	850,000	1,010,318
[a] Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2023 (Residential Single Family Development; Insured: AGM)	AA/NR	1,850,000	2,202,517
Calexico USD COP, 6.75% due 9/1/2017	A-/NR	2,370,000	2,538,294
California Educational Facilities Authority, 5.00% due 4/1/2018 (Pitzer College)	NR/A2	1,540,000	1,748,116
California Educational Facilities Authority, 0% due 10/1/2019 (Loyola Marymount University; Insured: Natl-Re)	NR/A2	2,025,000	1,833,536
California Educational Facilities Authority, 5.00% due 4/1/2020 (Pitzer College)	NR/A2	1,445,000	1,689,740
California Educational Facilities Authority, 5.00% due 4/1/2022 (Chapman University)	NR/A2	2,000,000	2,332,040
California HFFA, 4.00% due 2/1/2016 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A/NR	2,475,000	2,588,726
California HFFA, 5.50% due 10/1/2017 (Providence Health and Services) (ETM)	AA-/Aa3	1,100,000	1,256,607
California HFFA, 5.50% due 2/1/2018 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A/NR	2,715,000	3,077,425
California HFFA, 6.00% due 10/1/2018 (Providence Health and Services) (ETM)	AA-/Aa3	1,000,000	1,193,740
California HFFA, 5.00% due 11/15/2018 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,235,000	1,378,643
California HFFA, 5.10% due 2/1/2019 (Episcopal Home; Insured: California Mtg Insurance) (ETM)	A/NR	1,230,000	1,353,430
California HFFA, 5.00% due 11/15/2020 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,190,000	1,350,091
California HFFA, 5.25% due 3/1/2022 (Dignity Health)	A/A3	1,000,000	1,187,610
California HFFA, 5.125% due 7/1/2022 (Dignity Health)	A/A3	1,420,000	1,467,243
California HFFA, 1.45% due 8/15/2023 put 3/15/2017 (Lucile Salter Packard Children’s Hospital)	AA-/Aa3	3,000,000	3,062,820
California HFFA, 5.00% due 11/15/2023 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,121,970
California HFFA, 5.00% due 7/1/2024 (St. Joseph Health System)	AA-/A1	1,000,000	1,190,210
California HFFA, 5.00% due 7/1/2043 put 10/17/2017 (St. Joseph Health System)	AA-/A1	3,000,000	3,394,980
California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/A1	5,000,000	5,946,750
California Infrastructure & Economic Development Bank, 0.03% due 9/1/2037 put 10/1/2014 (Los Angeles County Museum of Natural History Foundation; LOC: Wells Fargo Bank N.A.) (daily demand notes)	AA-/Aa1	800,000	800,000
California Municipal Finance Authority, 5.00% due 10/1/2021 (Biola University Residential Hall and Parking Structure)	NR/Baa1	150,000	171,750
California Municipal Finance Authority, 5.00% due 10/1/2022 (Biola University Residential Hall and Parking Structure)	NR/Baa1	160,000	183,906
California Municipal Finance Authority, 5.00% due 10/1/2023 (Biola University Residential Hall and Parking Structure)	NR/Baa1	125,000	144,276

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB+/Baa3	$2,820,000	$3,072,785
California Pollution Control Financing Authority, 0.02% due 11/1/2026 put 10/1/2014 (Pacific Gas & Electric Co.; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	AA+/NR	24,600,000	24,600,000
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	AA-/A1	1,130,000	1,134,825
California State Department of Veterans Affairs, 2.75% due 12/1/2018 (Farm and Home Purchase Program)	AA/Aa3	1,000,000	1,062,690
California State Department of Veterans Affairs, 3.00% due 12/1/2019 (Farm and Home Purchase Program)	AA/Aa3	500,000	537,590
California State Department of Veterans Affairs GO, 4.40% due 12/1/2022 (Farm and Home Purchase Program) (AMT)	AA/Aa2	550,000	563,382
California State Department of Water Resources, 5.00% due 5/1/2015 (DWR Power Supply Program)	AA-/Aa2	3,400,000	3,497,036
California State Department of Water Resources, 5.00% due 5/1/2015 (DWR Power Supply Program)	AA-/Aa2	5,000,000	5,142,700
California State Economic Recovery GO, 5.00% due 7/1/2018	AA/Aa2	3,000,000	3,470,910
California State Housing Finance Agency, 5.00% due 8/1/2017 (Single Family Housing; Insured: AGM) (AMT)	AA/A2	360,000	361,465
California State Housing Finance Agency, 5.125% due 8/1/2018 (Single Family Housing; Insured: AGM) (AMT)	AA/A2	1,000,000	1,029,990
California State Housing Finance Agency, 3.05% due 12/1/2019 (Multi-Family Housing; Insured: FHA)	NR/Aa1	735,000	745,753
California State Infrastructure & Economic Development Bank, 5.25% due 8/15/2020 (King City High School)	A/NR	1,000,000	1,165,970
California State Public Works Board, 5.25% due 11/1/2014 (University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	1,000,000	1,004,410
California State Public Works Board, 5.25% due 12/1/2014 (California Community Colleges)	A-/A1	1,525,000	1,531,359
California State Public Works Board, 5.00% due 1/1/2015 (Correctional Facilities Improvements; Insured: AMBAC)	A-/A1	2,000,000	2,024,660
California State Public Works Board, 5.00% due 11/1/2016 (California State University-J. Paul Leonard & Sutro Library)	A-/Aa3	1,000,000	1,096,630
California State Public Works Board, 5.00% due 6/1/2020 (University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	1,185,000	1,425,484
California State Public Works Board, 5.125% due 3/1/2021 (Various State Participating Agency Capital Projects)	A-/A1	1,635,000	1,918,247
California State Public Works Board, 5.00% due 12/1/2021 (Judicial Council Projects)	A-/A1	3,100,000	3,742,320
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A-/A1	565,000	677,661
California State Public Works Board, 5.00% due 6/1/2022 (Yuba City Courthouse)	A-/A1	1,950,000	2,343,412
California State Public Works Board, 5.00% due 9/1/2022 (Correctional and Rehabilitation Facilities)	A-/A1	3,250,000	3,916,705
California State Public Works Board, 5.00% due 11/1/2022 (Correctional and Rehabilitation Facilities)	A-/A1	1,500,000	1,810,950
California State Public Works Board, 5.00% due 12/1/2022 (Judicial Council Projects)	A-/A1	1,200,000	1,421,760
California State Public Works Board, 5.00% due 3/1/2023 (Judicial Council Projects)	A-/A1	1,400,000	1,685,698
California State Public Works Board, 5.00% due 6/1/2023 (Coalinga State Hospital)	A-/A1	7,200,000	8,691,120
California State Public Works Board, 5.00% due 9/1/2023 (Correctional and Rehabilitation Facilities)	A-/A1	3,600,000	4,356,000
California State Public Works Board, 5.00% due 11/1/2023 (Laboratory Facility and San Diego Courthouse)	A-/A1	3,000,000	3,635,520
California State Public Works Board, 5.00% due 3/1/2024 (Judicial Council Projects)	A-/A1	1,000,000	1,194,060
California State Public Works Board, 5.00% due 4/1/2024 (Correctional and Rehabilitation Facilities)	A-/A1	3,350,000	3,933,503
California State Public Works Board, 5.00% due 9/1/2024 (Correctional and Rehabilitation Facilities)	A-/A1	3,580,000	4,366,526
California State Public Works Board, 5.00% due 11/1/2024 (Laboratory Facility and San Diego Courthouse)	A-/A1	4,000,000	4,806,960
California Statewide Communities Development Authority, 0.02% due 8/15/2027 put 10/1/2014 (St. John Muir Health; LOC: Wells Fargo Bank N.A.) (daily demand notes)	AAA/Aa3	2,500,000	2,500,000
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	A+/NR	3,715,000	4,332,916
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	1,270,000	1,318,628
California Statewide Communities Development Authority, 0.03% due 8/15/2027 put 10/1/2014 (St. John Muir Health; LOC: Wells Fargo Bank N.A.) (daily demand notes)	AAA/Aa3	300,000	300,000
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	5,000,000	2,879,350
Carson Redevelopment Agency, 6.00% due 10/1/2019 (Project Area 1)	A-/NR	1,050,000	1,263,958
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	AA-/NR	2,295,000	2,022,216
Central Valley Financing Authority, 5.00% due 7/1/2015 (Carson Ice)	AA-/A1	1,000,000	1,035,460
Central Valley Financing Authority, 5.25% due 7/1/2020 (Carson Ice)	AA-/A1	500,000	597,790
Cerritos Public Financing Authority, 5.00% due 11/1/2014 (Insured: AMBAC)	A-/NR	1,260,000	1,264,927
[b] Chabot-Las Positas Community College District GO, 0.01% due 8/1/2018 (Capital Improvements; Insured: AMBAC)	A+/Aa3	2,465,000	2,202,897
City and County of San Francisco COP, 5.00% due 11/1/2016 (525 Golden Gate Avenue-Public Utilities Commission Office Project)	AA/Aa3	200,000	219,018
City and County of San Francisco COP, 5.00% due 9/1/2018 (City Office Buildings-Multiple Properties Project; Insured: Natl- Re)	AA/Aa3	300,000	301,185
City and County of San Francisco COP, 5.00% due 11/1/2022 (525 Golden Gate Avenue-Public Utilities Commission Office Project)	AA/Aa3	700,000	804,510
City and County of San Francisco Redevelopment Agency, 5.00% due 6/1/2020 (San Francisco Redevelopment Project; Insured: AGM)	AA/A1	1,730,000	2,013,893
City of Burbank, 5.00% due 6/1/2015 (Burbank Water and Power System)	AA-/A1	750,000	773,768
City of Burbank, 5.00% due 6/1/2016 (Burbank Water and Power System)	AA-/A1	500,000	537,735
[b] City of Burbank, 5.00% due 6/1/2017 (Burbank Water and Power System)	AA-/A1	1,000,000	1,113,420
City of Burbank, 5.00% due 6/1/2018 (Burbank Water and Power System)	AA-/A1	360,000	412,031
City of Burbank, 5.00% due 6/1/2020 (Burbank Water and Power System)	AA-/A1	625,000	743,550
City of Chula Vista, 1.65% due 7/1/2018 (San Diego Gas & Electric Co.)	A+/Aa2	3,300,000	3,323,166
City of Chula Vista COP, 5.25% due 3/1/2020 (Capital Facilities Project)	AA-/NR	1,300,000	1,537,250
City of Chula Vista COP, 5.00% due 10/1/2024 (Police Facility Project)	AA-/A1	1,700,000	2,045,695
City of Clovis, 5.00% due 3/1/2021 (Water System Facilities; Insured: BAM)	AA/A2	550,000	644,259

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of Clovis, 5.00% due 3/1/2022 (Water System Facilities; Insured: BAM)	AA/A2	$720,000	$847,894
City of Clovis, 5.00% due 3/1/2023 (Water System Facilities; Insured: BAM)	AA/A2	1,000,000	1,185,010
City of Folsom, 4.00% due 12/1/2014 (Community Facilities District No. 2)	A+/NR	755,000	759,402
[b] City of Folsom, 5.00% due 12/1/2016 (Community Facilities District No. 2)	A+/NR	1,100,000	1,196,536
City of Folsom, 5.00% due 12/1/2018 (Community Facilities District No. 2)	A+/NR	965,000	1,098,469
City of Los Angeles Community Facilities District No. 4, 3.00% due 9/1/2015 (Playa Vista - Phase 1)	BBB/NR	1,270,000	1,301,534
City of Los Angeles Community Facilities District No. 4, 4.00% due 9/1/2016 (Playa Vista - Phase 1)	BBB/NR	650,000	691,763
City of Los Angeles Community Facilities District No. 4, 4.00% due 9/1/2017 (Playa Vista - Phase 1)	BBB/NR	500,000	544,900
City of Los Angeles COP, 3.00% due 11/1/2030 put 2/1/2018 (American Academy of Dramatic Arts; LOC: TD Bank N.A.)	NR/Aa3	2,755,000	2,865,999
City of Manteca, 3.00% due 12/1/2015 (Wastewater and Sewer System)	AA-/Aa3	280,000	288,767
City of Manteca, 4.00% due 7/1/2016 (Water Supply System)	AA-/A1	300,000	319,062
City of Manteca, 3.00% due 12/1/2016 (Wastewater and Sewer System)	AA-/Aa3	520,000	547,336
City of Manteca, 4.00% due 7/1/2018 (Water Supply System)	AA-/A1	550,000	610,616
City of Manteca, 4.00% due 12/1/2018 (Wastewater and Sewer System)	AA-/Aa3	375,000	417,701
City of Manteca, 5.00% due 7/1/2019 (Water Supply System)	AA-/A1	400,000	468,392
City of Manteca, 5.00% due 7/1/2021 (Water Supply System)	AA-/A1	1,000,000	1,192,450
City of Manteca, 5.00% due 7/1/2023 (Water Supply System)	AA-/A1	650,000	768,138
City of Moorpark Mobile Home Park, 4.90% due 5/15/2017 (Villa Del Arroyo)	A/NR	605,000	639,667
City of Porterville COP, 6.30% due 10/1/2018 (Public Service Capital Projects; Insured: AMBAC)	NR/NR	885,000	932,675
[a] City of Riverside Successor Agency to the Redevelopment Agency, 5.00% due 9/1/2023	AA-/NR	1,735,000	2,084,932
[a] City of Riverside Successor Agency to the Redevelopment Agency, 5.00% due 9/1/2024	AA-/NR	1,250,000	1,516,062
City of Roseville COP, 5.00% due 2/1/2019 pre-refunded 2/1/2015 (Electric System; Insured: Natl-Re)	AA-/A2	850,000	863,932
City of San Jose Financing Authority, 5.00% due 6/1/2019 (Civic Center Project)	AA/Aa3	650,000	760,533
City of San Jose Financing Authority, 5.00% due 6/1/2020 (Civic Center Project)	AA/Aa3	600,000	710,340
City of San Jose Financing Authority, 4.00% due 6/1/2021 (Civic Center Project)	AA/Aa3	1,000,000	1,128,900
City of San Jose Financing Authority, 5.00% due 6/1/2022 (Civic Center Project)	AA/Aa3	745,000	892,585
City of San Jose Financing Authority, 5.00% due 6/1/2023 (Civic Center Project)	AA/Aa3	1,000,000	1,204,200
City of San Jose Financing Authority, 5.00% due 6/1/2024 (Civic Center Project)	AA/Aa3	750,000	897,945
City of Torrance, 5.00% due 9/1/2020 (Torrance Memorial Medical Center)	A/A3	1,155,000	1,341,648
City of Torrance, 6.00% due 6/1/2022 (Torrance Memorial Medical Center)	A/A3	2,600,000	2,611,674
City of Vallejo, 5.00% due 5/1/2017 (Water Improvement Project; Insured: Natl-Re)	AA-/A3	1,240,000	1,321,084
Colton Public Financing Authority, 4.00% due 4/1/2017 (Electric Generation Facility Project)	NR/A2	530,000	572,495
Colton Public Financing Authority, 4.00% due 4/1/2018 (Electric Generation Facility Project)	NR/A2	550,000	605,666
[b] Colton Public Financing Authority, 4.00% due 4/1/2019 (Electric Generation Facility Project)	NR/A2	400,000	445,608
Colton Public Financing Authority, 5.00% due 4/1/2020 (Electric Generation Facility Project)	NR/A2	410,000	479,852
Colton Public Financing Authority, 5.00% due 4/1/2021 (Electric Generation Facility Project)	NR/A2	650,000	764,907
Colton Public Financing Authority, 5.00% due 4/1/2022 (Electric Generation Facility Project)	NR/A2	970,000	1,147,180
Community Development Commission of the City of Santa Fe Springs, 5.00% due 9/1/2018 (Redevelopment Project; Insured: Natl-Re)	AA-/A3	1,235,000	1,371,220
Community Redevelopment Agency of the City of Union City, 4.50% due 10/1/2020 (Community Redevelopment Project; Insured: AMBAC)	NR/Ba1	460,000	460,515
Corona-Norco USD GO, 0% due 9/1/2017 (Insured: AGM)	AA/Aa2	1,595,000	1,547,852
Coronado Community Development Agency, 0% due 9/1/2016 (Insured: AGM)	AA/A2	225,000	222,269
County of El Dorado Community Facilities District, 5.00% due 9/1/2019 (El Dorado Hills Development)	A/NR	1,700,000	1,957,533
County of Monterey COP, 5.25% due 8/1/2021 (Natividad Medical Center; Insured: AGM)	AA/A1	3,700,000	4,248,081
County of Orange Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA/NR	250,000	279,695
County of Stanislaus, 5.75% due 5/1/2015 (Insured: Natl-Re)	AA-/A3	1,815,000	1,868,942
Delano Financing Authority, 5.00% due 12/1/2017 (Police Station and Capital Improvements)	A-/NR	1,085,000	1,203,449
Delano Financing Authority, 5.00% due 12/1/2018 (Police Station and Capital Improvements)	A-/NR	1,135,000	1,282,164
Delano Financing Authority, 5.00% due 12/1/2019 (Police Station and Capital Improvements)	A-/NR	1,195,000	1,364,821
Emeryville Redevelopment Agency, 5.00% due 9/1/2022 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	2,775,000	3,329,362
Emeryville Redevelopment Agency, 5.00% due 9/1/2023 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	2,420,000	2,920,287
Emeryville Redevelopment Agency, 5.00% due 9/1/2024 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	3,900,000	4,737,720
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling Financing Project; Insured: CIFG)	AA/A3	735,000	782,466
Fresno County USD GO, 5.90% due 8/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/A3	590,000	672,588
Fresno County USD GO, 5.90% due 8/1/2018 (Educational Facilities; Insured: Natl-Re)	AA-/A3	630,000	741,441
Fresno County USD GO, 5.90% due 8/1/2019 (Educational Facilities; Insured: Natl-Re)	AA-/A3	675,000	803,756
Fresno County USD GO, 5.00% due 2/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/A3	2,510,000	2,897,017
Fresno County USD GO, 5.90% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/A3	720,000	875,549
Fullerton Public Financing Authority, 5.00% due 9/1/2016 (Insured: AMBAC)	A/NR	1,775,000	1,845,308
Guam Power Authority, 5.00% due 10/1/2021 (Electric Power System; Insured: AGM)	AA/A2	1,275,000	1,510,518
Hemet USD GO, 4.00% due 8/1/2018 (Insured: AGM)	AA/NR	1,335,000	1,473,386
Irvine Public Facilities & Infrastructure Authority, 3.00% due 9/2/2015	BBB+/NR	565,000	575,272
Irvine Public Facilities & Infrastructure Authority, 3.00% due 9/2/2016	BBB+/NR	1,290,000	1,332,892

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Irvine Ranch Water District, 0.03% due 10/1/2041 put 10/1/2014 (Water and Sewer System Improvements; Insured: U.S. Bank N.A.) (daily demand notes)	AA-/Aa3	$5,400,000	$5,400,000
Jurupa Public Financing Authority, 4.50% due 9/1/2018 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	870,000	971,773
Jurupa Public Financing Authority, 4.50% due 9/1/2019 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	905,000	1,024,523
Jurupa Public Financing Authority, 4.50% due 9/1/2020 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	945,000	1,076,799
Kern High School District GO, 3.00% due 8/1/2015 (Insured: AGM)	A+/Aa2	500,000	511,640
Kern High School District GO, 4.00% due 8/1/2016 (Insured: AGM)	A+/Aa2	500,000	533,065
Kern High School District GO, 4.00% due 8/1/2017 (Insured: AGM)	A+/Aa2	500,000	547,305
Kern High School District GO, 4.00% due 8/1/2018 (Insured: AGM)	A+/Aa2	500,000	556,970
La Quinta Redevelopment Agency, 5.00% due 9/1/2021 (Redevelopment Project Areas No. 1 and 2)	A+/NR	1,000,000	1,174,570
La Quinta Redevelopment Agency, 5.00% due 9/1/2022 (Redevelopment Project Areas No. 1 and 2)	A+/NR	2,000,000	2,358,740
La Quinta Redevelopment Agency, 5.00% due 9/1/2023 (Redevelopment Project Areas No. 1 and 2)	A+/NR	1,500,000	1,767,465
Lodi Public Financing Authority, 3.00% due 10/1/2016 (City Police Building and Jail)	A/NR	830,000	863,590
[b] Lodi Public Financing Authority, 5.00% due 10/1/2020 (City Police Building and Jail)	A/NR	965,000	1,113,224
Lodi Public Financing Authority, 5.00% due 10/1/2021 (City Police Building and Jail)	A/NR	1,020,000	1,181,282
Lodi Public Financing Authority, 5.00% due 10/1/2022 (City Police Building and Jail)	A/NR	1,040,000	1,198,038
Lodi Public Financing Authority, 5.00% due 10/1/2023 (City Police Building and Jail)	A/NR	1,120,000	1,279,387
Los Alamitos USD GO, 0% due 9/1/2016 (Educational Facilities) (ETM)	SP-1+/Aa2	2,000,000	1,991,160
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2016	A+/A2	2,100,000	2,274,888
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2017	A+/A2	1,660,000	1,860,926
Los Angeles County Public Works Financing Authority, 4.25% due 6/1/2016 (Calabasas Landfill; Insured: AMBAC)	AA/A1	1,000,000	1,022,300
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA/A1	2,060,000	2,370,566
Los Angeles County Schools Regionalized Business Services Corp. COP, 0% due 8/1/2021 (Insured: AMBAC)	NR/NR	2,135,000	1,709,857
[b] Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles International Airport) (AMT)	AA/Aa3	2,000,000	2,323,200
Los Angeles Department of Water & Power, 0.01% due 7/1/2034 put 10/1/2014 (SPA: Royal Bank of Canada) (daily demand notes)	AA-/Aa3	1,500,000	1,500,000
Los Angeles Department of Water & Power, 0.02% due 7/1/2035 put 10/1/2014 (SPA: Royal Bank of Canada) (daily demand notes)	AA/Aa2	4,100,000	4,100,000
Los Angeles Municipal Improvement Corp., 5.00% due 11/1/2017 (Capital Improvements)	A+/A3	3,235,000	3,668,425
Los Angeles Municipal Improvement Corp., 5.00% due 3/1/2018 (Capital Improvements)	A+/A3	4,765,000	5,435,960
Los Angeles USD COP, 5.00% due 10/1/2014 (Educational Facilities and Information Technology Infrastructure; Insured: AMBAC)	A+/A1	725,000	725,102
Los Angeles USD COP, 5.00% due 10/1/2015 (Educational Facilities and Information Technology Infrastructure; Insured: AMBAC)	A+/A1	2,000,000	2,096,940
Los Angeles USD COP, 5.00% due 10/1/2016 (Educational Facilities and Information Technology Infrastructure; Insured: AMBAC)	A+/A1	425,000	463,645
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Infrastructure)	A+/A1	2,000,000	2,360,000
Los Angeles USD GO, 5.00% due 7/1/2022 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	2,750,000	3,340,865
Los Angeles USD GO, 5.00% due 7/1/2023 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	3,000,000	3,665,430
Los Angeles USD GO, 5.00% due 7/1/2024 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	3,000,000	3,698,070
Lynwood USD GO, 5.00% due 8/1/2023 (Insured: AGM)	AA/A2	1,000,000	1,165,810
Manteca USD Community Facilities District No. 1989-2, 3.00% due 9/1/2016 (Educational Facilities; Insured: AGM)	AA/A2	410,000	427,249
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA/A2	500,000	548,995
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2019 (Educational Facilities; Insured: AGM)	AA/A2	870,000	964,447
[b] Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2020 (Educational Facilities; Insured: AGM)	AA/A2	1,425,000	1,663,331
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2021 (Educational Facilities; Insured: AGM)	AA/A2	750,000	880,928
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2023 (Educational Facilities; Insured: AGM)	AA/A2	500,000	593,655
Mark West Union School District GO, 4.125% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	AA/A3	1,275,000	1,279,003
[b] Milpitas Redevelopment Agency, 5.00% due 9/1/2015 (Insured: Natl-Re)	AA-/A3	2,200,000	2,208,800
Modesto Irrigation District, 5.00% due 7/1/2022 (San Joaquin Valley Electric System)	A+/A2	1,000,000	1,205,300
Mojave USD COP, 0% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA/NR	1,045,000	1,001,737
Mojave USD COP, 0% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA/NR	1,095,000	1,025,478
Murrieta Valley USD Public Financing Authority GO, 5.00% due 9/1/2023 (Educational Facilities; Insured: BAM)	AA/NR	1,080,000	1,259,863
North City West School Facilities Financing Authority, 5.00% due 9/1/2021 (Carmel Valley; Insured: AGM)	AA/NR	2,155,000	2,488,896
North City West School Facilities Financing Authority, 5.00% due 9/1/2022 (Carmel Valley; Insured: AGM)	AA/NR	2,260,000	2,610,888
Northern California Power Agency, 4.00% due 7/1/2015 (Hydroelectric Project)	A+/A1	500,000	514,630
Northern California Power Agency, 5.00% due 7/1/2016 (Hydroelectric Project)	A+/A1	500,000	541,325
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A1	100,000	112,199
Northern California Power Agency, 5.00% due 7/1/2018 (Hydroelectric Project)	A+/A1	1,250,000	1,440,687
Northern California Power Agency, 5.00% due 6/1/2019 (Lodi Energy Center)	A-/A2	2,340,000	2,747,207
Norwalk Redevelopment Agency, 5.00% due 10/1/2014 (Insured: Natl-Re)	AA-/A3	625,000	625,069
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: AGM)	AA/A2	2,000,000	1,827,660
Palomar Pomerado Health GO, 0% due 8/1/2021 (Insured: Natl-Re)	AA-/A2	2,850,000	2,408,905
Pasadena USD GO, 5.00% due 11/1/2018 pre-refunded 11/1/2015 (Insured: AGM)	NR/Aa2	1,200,000	1,287,192
Pomona USD GO, 6.10% due 2/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/A3	465,000	562,506
Rancho Cucamonga Redevelopment Successor Agency, 5.00% due 9/1/2023 (Insured: AGM)	AA/NR	1,000,000	1,209,110

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Rancho Cucamonga Redevelopment Successor Agency, 5.00% due 9/1/2024 (Insured: AGM)	AA/NR	$2,000,000	$2,443,340
Redding Electrical Systems COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/A2	2,500,000	2,840,650
Redevelopment Agency of the City of Rialto, 5.00% due 9/1/2023 (Merged Project Area; Insured: BAM)	AA/NR	550,000	654,946
Redevelopment Agency of the City of Rialto, 5.00% due 9/1/2024 (Merged Project Area; Insured: BAM)	AA/NR	500,000	599,795
Redevelopment Agency of the City of San Mateo, 4.00% due 8/1/2020 (Downtown and Shoreline Area Redevelopment Projects; Insured: Syncora)	A/NR	400,000	406,692
Regents of the University of California, 4.00% due 5/15/2017 (Campus Housing and Facilities)	AA-/Aa3	1,250,000	1,363,462
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2016 (Redevelopment Project)	A-/NR	1,055,000	1,132,606
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2017 (Redevelopment Project)	A-/NR	1,055,000	1,167,357
Ridgecrest Redevelopment Agency, 5.25% due 6/30/2018 (Redevelopment Project)	A-/NR	1,050,000	1,198,008
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2019 (Redevelopment Project)	A-/NR	1,050,000	1,233,960
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2020 (Redevelopment Project)	A-/NR	1,040,000	1,239,930
Riverside County Palm Desert Financing Authority, 6.00% due 5/1/2022 (Palm Desert Sheriff’s Station Facilities)	AA-/A2	2,600,000	3,013,842
Rosemead Community Development Commission, 5.00% due 10/1/2015 (Redevelopment Project Area No. 1; Insured: AMBAC)	A+/NR	1,015,000	1,059,893
Rosemead Community Development Commission, 5.00% due 10/1/2016 (Redevelopment Project Area No. 1; Insured: AMBAC)	A+/NR	700,000	758,296
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A-/Baa2	1,390,000	1,496,307
Sacramento City Financing Authority, 0% due 11/1/2014 (Redevelopment Project Areas; Insured: Natl-Re)	AA-/A3	3,495,000	3,493,218
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2021 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	830,000	965,755
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2022 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	775,000	905,773
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2023 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	815,000	957,902
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2024 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	765,000	903,848
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2025 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	2,175,000	2,546,860
Sacramento City USD GO, 4.00% due 7/1/2019 (Educational Facilities Improvements)	A+/A1	5,455,000	6,104,854
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/A1	3,600,000	4,291,560
Sacramento Cogeneration Authority, 5.00% due 7/1/2015 (Procter & Gamble Project)	AA-/A1	1,100,000	1,139,006
Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Procter & Gamble Project)	AA-/A1	625,000	729,663
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	AA-/A3	3,000,000	3,215,220
Salinas Valley Solid Waste Authority, 5.00% due 8/1/2023 (Insured: AGM) (AMT)	AA/A2	1,530,000	1,773,316
San Diego Redevelopment Agency, 5.25% due 9/1/2015 (Centre City Redevelopment; Insured: AGM)	AA/A2	1,375,000	1,380,789
San Diego Redevelopment Agency, 5.00% due 9/1/2018 (Centre City Redevelopment; Insured: AMBAC)	NR/Baa3	3,215,000	3,390,250
San Diego Redevelopment Agency, 0% due 9/1/2019 (Centre City Redevelopment; Insured: AGM)	AA/A2	1,910,000	1,734,070
San Diego Redevelopment Agency, 5.80% due 11/1/2021 (Horton Plaza)	A-/Baa3	2,635,000	2,642,562
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa3	1,390,000	1,681,691
San Diego USD GO, 5.00% due 7/1/2023 (Educational System Capital Projects)	AA-/Aa3	5,000,000	6,171,800
San Diego USD GO, 5.00% due 7/1/2024 (Educational System Capital Projects)	AA-/Aa3	3,000,000	3,682,800
San Francisco Bay Area Rapid Transit District, 5.00% due 7/1/2024 (Insured: Natl-Re)	AA+/Aa2	5,675,000	5,873,852
San Francisco City & County Airports Commission, 5.00% due 5/1/2024 (San Francisco International Airport; Insured: Natl- Re)	AA-/A1	5,000,000	5,340,950
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA/Aa2	5,000,000	4,507,350
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2017 (Maple Street Correctional Center)	AA+/Aa2	750,000	840,863
San Mateo County Joint Powers Financing Authority, 5.00% due 7/15/2018 (County Capital Projects)	AA+/Aa2	800,000	914,312
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2021 (Maple Street Correctional Center)	AA+/Aa2	410,000	492,631
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2022 (Maple Street Correctional Center)	AA+/Aa2	1,000,000	1,209,550
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2023 (Maple Street Correctional Center)	AA+/Aa2	585,000	712,787
San Mateo County Transit District, 4.50% due 6/1/2022 (Transit Services; Insured: Natl-Re)	AA/Aa2	400,000	410,976
San Mateo Flood Control District COP, 5.25% due 8/1/2017 (Colma Creek; Insured: Natl-Re)	AA-/A3	630,000	631,789
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA+/Aa1	2,000,000	1,874,280
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re) (ETM)	AA-/A3	1,000,000	1,192,880
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	AA-/A3	1,000,000	1,172,270
Santa Ana USD GO, 0% due 8/1/2020 (Insured: Natl-Re)	AA-/A3	2,035,000	1,801,077
Santa Clara County Financing Authority, 4.00% due 5/15/2017 (Multiple Facilities)	AA+/A1	1,000,000	1,089,400
Santa Monica Community College District GO, 0% due 8/1/2018 pre-refunded 8/1/2015 (College District Capital Improvements; Insured: MBIA)	AA/Aa2	1,320,000	1,148,453
Solano County COP, 5.00% due 11/15/2016 (Health & Social Services Headquarters)	AA-/A1	1,000,000	1,091,430
South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities)	SP-1+/NR	5,000,000	5,563,200
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A2	1,000,000	1,004,100
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2018 (Insured: AMBAC) (AMT)	A+/A2	2,000,000	2,008,420
Southern California Public Power Authority, 0% due 7/1/2015 (Multiple Transmission Projects; Insured: Natl-Re)	AA-/Aa3	1,500,000	1,496,505
Southern California Public Power Authority, 5.15% due 7/1/2015 (Mead-Adelanto Project; Insured: AMBAC)	NR/Aa3	450,000	463,410

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Southern California Public Power Authority, 5.15% due 7/1/2015 (Mead-Phoenix Project; Insured: AMBAC)	NR/Aa3	$275,000	$283,195
Southern California Public Power Authority, 5.00% due 7/1/2016 (Southern Transmission Project)	AA-/NR	2,000,000	2,163,460
State of California, 1.50% due 6/22/2015 (Cash Management Plan)	SP-1+/Mig1	10,000,000	10,099,400
State of California GO, 4.00% due 8/1/2016 (Kindergarten University Facilities)	A/Aa3	500,000	533,895
State of California GO, 5.00% due 3/1/2017 (Various Capital Projects; Insured: Syncora)	A/Aa3	2,860,000	3,050,848
State of California GO, 4.75% due 9/1/2018 (Various Capital Projects; Insured: AGM)	AA/Aa3	295,000	300,537
State of California GO, 5.00% due 9/1/2020 (Kindergarten University Facilities)	A/Aa3	2,000,000	2,393,340
State of California GO, 0.03% due 5/1/2033 put 10/1/2014 (Kindergarten University Facilities; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	AAA/Aa1	1,800,000	1,800,000
State of California GO, 0.01% due 5/1/2034 put 10/1/2014 (Kindergarten University Facilities; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa1	700,000	700,000
State of California GO, 0.01% due 5/1/2034 put 10/1/2014 (Kindergarten University Facilities; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa1	14,500,000	14,500,000
State of California GO, 0.02% due 5/1/2034 put 10/1/2014 (Kindergarten University Facilities; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa1	7,500,000	7,500,000
State of California GO, 0.03% due 5/1/2034 put 10/1/2014 (Kindergarten University Facilities; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa1	1,700,000	1,700,000
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2022 (Insured: BAM)	AA/NR	400,000	471,748
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2023 (Insured: BAM)	AA/NR	400,000	471,324
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2024 (Insured: BAM)	AA/NR	450,000	527,972
Tracy Area Public Facilities Financing Agency, 5.875% due 10/1/2019 (Community Facilities District No. 87)	AA-/A3	490,000	500,148
Tuolumne Wind Project Authority, 5.00% due 1/1/2015	AA-/A2	500,000	505,970
Tuolumne Wind Project Authority, 5.00% due 1/1/2018	AA-/A2	1,690,000	1,908,111
Turlock Irrigation District, 5.00% due 1/1/2015	AA-/A2	1,125,000	1,138,871
Turlock Irrigation District, 5.00% due 1/1/2019	AA-/A2	1,000,000	1,158,430
Ukiah USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA-/A1	2,000,000	1,804,760
Upper Lake Union High School District GO, 0% due 8/1/2020 (Insured: Natl-Re)	NR/A3	1,050,000	853,881
Ventura County Public Financing Authority, 5.00% due 11/1/2023 (Office Building Purchase and Improvements)	AA+/Aa3	500,000	600,195
Ventura County Public Financing Authority, 5.00% due 11/1/2024 (Office Building Purchase and Improvements)	AA+/Aa3	1,060,000	1,271,618
Virgin Islands Public Finance Authority, 5.00% due 10/1/2017	BBB-/Baa2	1,440,000	1,567,915
Walnut Improvement Agency, 4.00% due 3/1/2015 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	500,000	507,300
Walnut Improvement Agency, 4.00% due 3/1/2016 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	500,000	523,120
Walnut Improvement Agency, 4.00% due 3/1/2017 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	1,000,000	1,071,380
Walnut Improvement Agency, 4.00% due 3/1/2018 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	1,000,000	1,089,800
Walnut Improvement Agency, 5.00% due 3/1/2019 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	400,000	458,244
Washington USD Yolo County COP, 5.00% due 8/1/2017 (West Sacramento High School; Insured: AMBAC)	A/NR	725,000	815,654
Washington USD Yolo County COP, 5.00% due 8/1/2021 (West Sacramento High School; Insured: AMBAC)	A/NR	910,000	989,598
Washington USD Yolo County COP, 5.00% due 8/1/2022 (West Sacramento High School; Insured: AMBAC)	A/NR	2,010,000	2,170,438
Westminster Redevelopment Agency, 5.00% due 8/1/2024 (Commercial Redevelopment Project No. 1; Insured: AGM)	AA/A3	1,205,000	1,349,238

TOTAL INVESTMENTS — 96.66% (Cost $541,776,273)			$564,510,370
OTHER ASSETS LESS LIABILITIES — 3.34%			19,514,216

NET ASSETS — 100.00%			$584,024,586

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity

FHA	Insured by Federal Housing Administration
GO	General Obligation
HFFA	Health Facilities Financing Authority
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2014

ASSETS
Investments at value (cost $541,776,273) (Note 2)	$564,510,370
Cash	23,089,993
Receivable for investments sold	2,280,000
Receivable for fund shares sold	1,333,176
Interest receivable	5,019,741

Total Assets	596,233,280

LIABILITIES
Payable for investments purchased	11,298,059
Payable for fund shares redeemed	323,488
Payable to investment advisor and other affiliates (Note 3)	325,449
Accounts payable and accrued expenses	65,313
Dividends payable	196,385

Total Liabilities	12,208,694

NET ASSETS	$584,024,586

NET ASSETS CONSIST OF
Undistributed net investment income	$2,404
Net unrealized appreciation on investments	22,734,097
Accumulated net realized gain (loss)	(103,688)
Net capital paid in on shares of beneficial interest	561,391,773

$584,024,586

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($160,150,795 applicable to 11,573,509 shares of beneficial interest outstanding - Note 4)	$13.84
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$14.05

Class C Shares:
Net asset value and offering price per share* ($62,858,442 applicable to 4,538,788 shares of beneficial interest outstanding - Note 4)	$13.85

Class I Shares:
Net asset value, offering and redemption price per share ($361,015,349 applicable to 26,064,046 shares of beneficial interest outstanding - Note 4)	$13.85

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

18    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Year Ended September 30, 2014

INVESTMENT INCOME
Interest income (net of premium amortized of $5,952,302)	$13,554,537

EXPENSES
Investment advisory fees (Note 3)	2,573,322
Administration fees (Note 3)
Class A Shares	204,254
Class C Shares	75,046
Class I Shares	148,123
Distribution and service fees (Note 3)
Class A Shares	408,508
Class C Shares	300,558
Transfer agent fees
Class A Shares	62,551
Class C Shares	27,380
Class I Shares	103,125
Registration and filing fees
Class A Shares	949
Class C Shares	949
Class I Shares	949
Custodian fees (Note 3)	89,428
Professional fees	40,227
Accounting fees	18,170
Trustee fees	14,924
Other expenses	39,251

Total Expenses	4,107,714
Less:
Fees paid indirectly (Note 3)	(18,887)

Net Expenses	4,088,827

Net Investment Income	9,465,710

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(13,106)
Net change in unrealized appreciation (depreciation) on investments	11,340,158

Net Realized and Unrealized Gain	11,327,052

Net Increase in Net Assets Resulting from Operations	$20,792,762

See notes to financial statements.

Certified Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30, 2014	SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$9,465,710	$8,366,485
Net realized gain (loss) on investments	(13,106)	(90,096)
Net unrealized appreciation (depreciation) on investments	11,340,158	(7,001,914)

Net Increase (Decrease) in Net Assets Resulting from Operations	20,792,762	1,274,475

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(2,723,413)	(2,769,894)
Class C Shares	(844,479)	(921,476)
Class I Shares	(5,897,818)	(4,675,115)
From realized gains
Class A Shares	—	(106,242)
Class C Shares	—	(43,151)
Class I Shares	—	(144,116)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(2,493,202)	11,413,740
Class C Shares	1,968,650	1,026,904
Class I Shares	99,709,790	62,667,864

Net Increase in Net Assets	110,512,290	67,722,989

NET ASSETS
Beginning of Year	473,512,296	405,789,307

End of Year	$584,024,586	$473,512,296

Undistributed net investment income	$2,404	$2,404

See notes to financial statements.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$564,510,370	$—	$564,510,370	$—

Total Investments in Securities	$564,510,370	$—	$564,510,370	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2014.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2014, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2014, the Distributor has advised the Fund that it earned net commissions of $4,378 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $6,019 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2014, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2014, fees paid indirectly were $18,887.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, the Fund had transactions with affiliated funds in compliance with Rule 17a-7 under the 1940 Act of $12,538,779 in purchases.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	4,298,157	$58,771,859	3,878,340	$53,027,648
Shares issued to shareholders in reinvestment of dividends	166,312	2,280,039	168,324	2,301,198
Shares repurchased	(4,639,726)	(63,545,100)	(3,219,888)	(43,915,106)

Net increase (decrease)	(175,257)	$(2,493,202)	826,776	$11,413,740

Class C Shares
Shares sold	987,026	$13,537,477	1,232,884	$16,912,368
Shares issued to shareholders in reinvestment of dividends	47,999	658,735	53,455	731,838
Shares repurchased	(893,839)	(12,227,562)	(1,217,594)	(16,617,302)

Net increase (decrease)	141,186	$1,968,650	68,745	$1,026,904

Class I Shares
Shares sold	12,907,105	$177,105,776	11,597,326	$158,667,124
Shares issued to shareholders in reinvestment of dividends	288,996	3,969,249	229,955	3,146,002
Shares repurchased	(5,939,982)	(81,365,235)	(7,267,821)	(99,145,262)

Net increase (decrease)	7,256,119	$99,709,790	4,559,460	$62,667,864

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $127,756,693 and $77,698,983, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$541,776,273

Gross unrealized appreciation on a tax basis	$22,826,468
Gross unrealized depreciation on a tax basis	(92,371)

Net unrealized appreciation (depreciation) on investments (tax basis)	$22,734,097

At September 30, 2014, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2013, of $13,507. For tax purposes, such losses will be reflected in the year ending September 30, 2015.

At September 30, 2014, the Fund had cumulative tax basis capital losses of $90,182, (of which $30,538 is short-term and $59,644 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carry-forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At September 30, 2014, the Fund had $198,789 of tax basis undistributed net tax-exempt income, no tax basis undistributed net ordinary income or tax basis undistributed capital gains.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2014, and September 30, 2013, are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2014, and September 30, 2013, was as follows:

	2014	2013
Distributions from:
Tax exempt income	$9,465,697	$8,366,472
Ordinary income	13	13
Capital gains	—	293,509

Total	$9,465,710	$8,659,994

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014, and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg California Limited Term Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF YEAR	NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)
CLASS A SHARES
2014(b)	$13.54	0.23	0.30	0.53	(0.23)	—	(0.23)	$13.84	1.67	0.95	0.94	0.95	3.93	16.85	$160,151
2013(b)	$13.75	0.24	(0.20)	0.04	(0.24)	(0.01)	(0.25)	$13.54	1.75	0.94	0.94	0.94	0.28	17.57	$159,058
2012(b)	$13.41	0.29	0.34	0.63	(0.29)	—	(0.29)	$13.75	2.15	0.95	0.95	0.95	4.78	13.06	$150,155
2011(b)	$13.38	0.36	0.03	0.39	(0.36)	—	(0.36)	$13.41	2.71	0.96	0.96	0.96	2.98	13.33	$123,910
2010(b)	$13.09	0.39	0.29	0.68	(0.39)	—	(0.39)	$13.38	2.94	0.97	0.97	0.97	5.29	13.69	$114,813
CLASS C SHARES
2014	$13.55	0.19	0.30	0.49	(0.19)	—	(0.19)	$13.85	1.41	1.21	1.20	1.21	3.66	16.85	$62,858
2013	$13.76	0.20	(0.20)	—	(0.20)	(0.01)	(0.21)	$13.55	1.48	1.21	1.21	1.21	0.02	17.57	$59,585
2012	$13.42	0.26	0.34	0.60	(0.26)	—	(0.26)	$13.76	1.88	1.22	1.22	1.22	4.49	13.06	$59,563
2011	$13.40	0.32	0.02	0.34	(0.32)	—	(0.32)	$13.42	2.45	1.22	1.22	1.22	2.63	13.33	$45,897
2010	$13.10	0.35	0.30	0.65	(0.35)	—	(0.35)	$13.40	2.67	1.23	1.23	1.74	5.09	13.69	$42,039
CLASS I SHARES
2014	$13.55	0.27	0.30	0.57	(0.27)	—	(0.27)	$13.85	1.99	0.62	0.62	0.62	4.27	16.85	$361,015
2013	$13.76	0.28	(0.19)	0.09	(0.29)	(0.01)	(0.30)	$13.55	2.08	0.61	0.61	0.61	0.62	17.57	$254,869
2012	$13.42	0.33	0.35	0.68	(0.34)	—	(0.34)	$13.76	2.46	0.62	0.62	0.62	5.12	13.06	$196,071
2011	$13.40	0.40	0.02	0.42	(0.40)	—	(0.40)	$13.42	3.03	0.63	0.62	0.63	3.24	13.33	$120,693
2010	$13.10	0.43	0.30	0.73	(0.43)	—	(0.43)	$13.40	3.27	0.63	0.63	0.63	5.72	13.69	$78,948

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

26 Certified Annual Report	Certified Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg California Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg California Limited Term Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

28    Certified Annual Report

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

	BEGINNING ACCOUNT VALUE 4/1/14	ENDING ACCOUNT VALUE 9/30/14	EXPENSES PAID DURING PERIOD† 4/1/14–9/30/14
Class A Shares
Actual	$1,000.00	$1,022.10	$4.82
Hypothetical*	$1,000.00	$1,020.30	$4.82
Class C Shares
Actual	$1,000.00	$1,020.80	$6.08
Hypothetical*	$1,000.00	$1,019.05	$6.08
Class I Shares
Actual	$1,000.00	$1,023.80	$3.17
Hypothetical*	$1,000.00	$1,021.94	$3.17

†	Expenses are equal to the annualized expense ratio for each class (A: 0.95%; C: 1.20%; I: 0.62%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    29

INDEX COMPARISON

Thornburg California Limited Term Municipal Fund	September 30, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

	1 YR	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 2/19/87)	2.34%	3.12%	3.25%	4.52%
C Shares (Incep: 9/1/94)	3.15%	3.16%	3.14%	3.56%
I Shares (Incep: 4/1/97)	4.27%	3.78%	3.75%	4.09%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

30    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

Certified Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

32    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    33

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2014, dividends paid by the Fund of $9,465,697 (or the maximum allowed) are tax exempt dividends, and $13 are being reported as taxable ordinary investment income dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2014. Complete information will be reported in conjunction with your 2014 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

34    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014 (Unaudited)

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was comparable to the return of the securities index and higher than the average return for the fund category considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the index in six of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in all nine years. Noted quantitative data showed that the Fund’s annualized investment returns fell in or near the top decile of investment performance of the first of two fund categories for the one-year, three-year, five-year and ten-year periods ended with the second quarter of the current year, and that the Fund’s annualized investment returns fell in the top decile of investment performance of the second fund category for the one-year period ended with the second quarter and fell in the top quartile of performance for the three-year, five-year and ten-year periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection considered a number of factors, including other fees and expenses charged to the Fund, the costs and profitability of the Advisor, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Fund.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectus. Data considered included comparisons of the advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, and related data. Comparative fee and expense data considered by the Trustees showed that the Fund’s advisory fee was comparable to the median fee level and slightly higher than the average fee level for the fund category, and that the level of total expense for a representative share class was somewhat higher than the median and slightly higher than the average level for the category. Peer group data showed that the advisory fee level and total expense level for a representative share class fell above the median figures for the fund peer group and at the top of the range of levels for the group. The Trustees did not view the differences as significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

In reviewing the profitability to the Advisor of its services for the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost man-

Certified Annual Report    35

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2014 (Unaudited)

agement to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

36    Certified Annual Report

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Firm & Philosophy

THE FIRM

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of September 30, 2014, Thornburg managed approximately $74 billion in assets.

INVESTMENT PHILOSOPHY

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

PORTFOLIO HOLDINGS COMMENTARY

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

CO-OWNERSHIP OF FUNDS

We invest side-by-side with shareholders. Our employees have invested $395 million in Thornburg products as of September 30, 2014.

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH859

Thornburg New Mexico Intermediate Municipal Fund

Informational Brochure and Annual Report

SEPTEMBER 30, 2014

Thornburg

INVESTMENT MANAGEMENT

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IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Personal Consumption Expenditure (PCE) Price Index – One measure of U.S. inflation that assesses the percentage change in prices of goods and services purchased by consumers throughout the economy. Of all the measures of consumer price inflation, the PCE price index covers the broadest set of goods and services.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Fiscal Cliff – A combination of expiring tax cuts and across-the-board government spending cuts that were scheduled to become effective at the end of 2012. The idea behind the fiscal cliff was that if the federal government allowed these two events to proceed as planned, they would have a detrimental effect on an already shaky economy. At the same time, it was predicted that going over the fiscal cliff would significantly reduce the federal budget deficit.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Participation Rate – The number of people who are either employed or are actively looking for work. The people who are no longer actively searching for work would not be included in the participation rate. During an economic recession, many workers often get discouraged and stop looking for employment, and as a result, the participation rate decreases.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND

Laddering – an All Weather Strategy

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply these techniques to manage risk and pursue attractive returns:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

•	Investing on a cash-only basis without using leverage.

Portfolio Managers

Josh Gonze    Chris Ryon, CFA

Objectives And Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Long-term Stability Of Principal

Net Asset Value History of A Shares from June 18, 1991 through September 30, 2014

Average Annual Total Returns

For Periods Ended September 30, 2014

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 6/18/91)
Without sales charge	4.83%	2.62%	3.03%	3.46%	4.65%
With sales charge	2.75%	1.94%	2.62%	3.25%	4.56%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.95%, as disclosed in the most recent Prospectus.

30-day Yields, A Shares

As of September 30, 2014

Annualized Distribution Yield	2.78%

SEC Yield	1.13%

Key Portfolio Attributes

As of September 30, 2014

Number of Bonds	110

Effective Duration	4.9 Yrs

Average Maturity	8.8 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

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THORNBURG’S SUITE OF MUNICIPAL FUNDS

Municipal Funds for A Range of Interest-Rate Scenarios

At Thornburg, we often say that predicting interest rates is a fool’s game. And with the Federal Reserve still heavily involved in the markets, it’s even more difficult to forecast how rates may rise than when they may rise. Will long rates rise first and short rates follow? Will long and short rates climb simultaneously?

A traditional strategy to protect oneself against interest-rate risk is to move into shorter-duration bond strategies. But the seemingly counterintuitive response of moving to longer-duration strategies can sometimes yield better results.

Diversify Across the Yield Curve

This uncertainty points to why it’s important for investors to match their investment horizon to the duration of the strategy in which they’re invested, and to diversify assets across the yield curve.

For any interest-rate scenario, Thornburg’s comprehensive suite of municipal funds gives prudent investors the ability to diversify across the yield curve.

Diversify Across the Yield Curve with Thornburg Municipal Funds

AAA General Obligation Municipal Yield Curve, as of September 30, 2014

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Thornburg New Mexico Intermediate Municipal Fund

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

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LETTER TO SHAREHOLDERS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014 (Unaudited)

October 21, 2014

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg New Mexico Intermediate Municipal Fund (the Fund). The net asset value (NAV) of the Class A shares increased by 25 cents to $13.60 per share during the fiscal year ended September 30, 2014. If you were with us for the entire period, you received dividends of 38.6 cents per share. If you reinvested your dividends, you received 39.1 cents per share. Dividends were lower for Class D shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a 4.83% total return at NAV for the fiscal year ended September 30, 2014, compared to the 6.13% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Fund generated 0.19% more price return and 1.49% less income than its benchmark.

The market’s positive returns were driven primarily by falling interest rates. Another driver was narrowing credit spreads. In general, investors received smaller and smaller levels of yield for securities of lower credit quality with shorter maturity dates. Chart I shows credit spreads for various maturities of municipal bonds.

Drivers of the Fund’s price return relative to its benchmark are as follows: Interest-rate sensitivity, as measured by the Fund’s duration and differing allocations along the yield curve, added 0.43% of price performance; sector allocations subtracted 0.84% of relative price performance; and credit quality selections added 0.05% of price performance versus the benchmark. Other risk factors accounted for another 0.55% of relative price performance.

Interest-Rate Changes

As of the end of fiscal year 2013, many market observers predicted increasing interest rates. The fear of the Federal Reserve (the Fed) curtailing purchases of Treasury and mortgage-backed securities had roiled the markets, though the eventual fact of tapering did not begin until December 18, 2013. This was the backdrop against which rates rose through the end of December 2013. Chart II illustrates the changes in rates by maturity for each quarter of fiscal 2014.

Chart I | Quality Spreads: BBB Municipal Revenue Yields over AAA General Obligation Yields as of 9/30/2014

Chart II | Changes in AAA General Obligation Municipal Yield Curve

9/30/2013 – 9/30/2014

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014 (Unaudited)

This chart highlights a few interesting phenomena:

1.	Interest rates changed by varying amounts for different maturities, highlighting the potential benefits of a portfolio that is diversified by maturity. We believe investors benefit by owning several funds that provide different exposures to various maturity segments of the market.

2.	In the quarter ended December 31, 2013, short and long interest rates declined and intermediate rates continued to rise. The fall in short-term rates was a market reaction to the fear of rising rates and investor desire to shed duration or interest-rate risk. The decline in long-term rates was driven by opportunistic investors who wished to take advantage of a significant difference between short- and long-term rates.

3.	In the quarter ended March 31, 2014, short-term interest rates rose as long-term rates continued to decline. This was doubtless a reaction to the risk of possible Fed tightening and increases in short-term rates.

4.	In the six-month period ended September 30, 2014, interest rates all along the yield curve declined, and longer-term rates continued to slide more than short-term rates.

Table I shows selected changes in rates for the last two fiscal years. The table highlights that although interest rates have declined in fiscal 2014, they have yet to retrace the upswing seen in fiscal 2013. It is noteworthy that rates on the short end (one to five years) of the market have been virtually unchanged, depressed by the Fed’s delay in normalizing bench-mark short-term rates.

Table I | Yield Changes for the Last Two Fiscal Years

	FISCAL YEAR ENDING	FISCAL YEAR ENDING
MATURITY	9/30/2013	9/30/2014
1-Year	-0.02%	-0.03%
5-Year	+0.62%	-0.03%
10-Year	+0.83%	-0.32%
30-Year	+1.43%	-1.08%

Source: Bloomberg

The Economy And The Federal Reserve Board

The U.S. economy has recently grown at an average rate of 2.0% as measured by gross domestic product (GDP), which is defined as the monetary value of all finished goods and services produced within a country’s borders over a specific time period. Many market participants believe that 2.0% GDP growth is suboptimal compared to rates in past recoveries, but the quarter ended December 31, 2013, produced a 3.5% growth rate and the quarter ended June 30, 2014, a 4.6% rate. Growth in the quarter ended March 31, 2014, was negative 2.1%; this anomaly has been attributed to weather effects.

Employment growth is another useful measure for gauging the health of the economy. The financial press highlights this as an area of focus for Fed Chair Janet Yellen. The economy has added approximately 220,000 jobs per month for the fiscal year. This growth has not come without volatility; only 84,000 jobs were added in December 2013 and 304,000 in April 2014. The unemployment rate has declined from 7.2% for the year ended September 30, 2013, to 5.9% as of September 30, 2014. This should make investors feel good about the economy, but other measures paint a mixed picture. One indicator is the U.S. labor force participation rate, which measures the size of the labor force as a percent of the working-age population. Since January 1990, this long-term average has been at 65.9%, but as of September 2014, the participation rate had declined to 62.7%. For fiscal year 2014, this measure has averaged 62.9%. Some economists and demographers attempt to explain the decline in the participation rate by the retirement of Baby Boomers, who have changed every demographic category they have passed through and have been referred to as “the pig in the python.” The thought that Baby Boomers would impact the labor force participation rate significantly enough to cause this decline is plausible, but we have seen no estimates of the effect.

The Fed began reducing purchases of U.S. Treasury and mortgage securities in December 2013 and will complete the process by October 2014. During 2013, the market’s anticipation of the Fed’s tapering its asset purchases sent long-term municipal yields up 1.43%. But in 2014, the reality of tapering (and other factors) sent long-term municipal yields down 1.08%. In its September 17, 2014, release, the Federal Open Market Committee (FOMC) stated:

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014 (Unaudited)

“The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Later, in a press conference, Chair Yellen added more color to the policy statement:

“Let me reiterate, however, that the Committee’s expectations for the path of the federal funds rate are contingent on the economic outlook. If the economy proves to be stronger than anticipated by the Committee, resulting in a more rapid convergence of employment and inflation to the FOMC’s objectives, then increases in the federal funds rate are likely to occur sooner and to be more rapid than currently envisaged. Conversely, if economic performance disappoints, increases in the federal funds rate are likely to take place later and to be more gradual.”

It is clear guidance like this that makes one long for Harry Truman’s “one-handed economist.” From all this, one can glean that the Fed will be “data dependent” (another term being thrown around in the financial press) in determining the future path of the federal funds rate (currently near zero).

Finally, let’s look at inflation. It is important to fixed-income investors because it is the primary determinant of future purchasing power. If inflation increases, the semi-annual coupon payment of most bonds carries less value in the economy. Inflation, as measured by core PCE (the Core Personal Consumption Expenditures Index, which is the Fed’s favored inflation measure) excludes volatile food and energy prices. Since September 2013, core PCE has increased from 1.33% to 1.47%, but this is still materially below the Fed’s inflation target of 2.00%. As 2014 prices of municipal bonds have risen and yields have declined, their after-inflation purchasing power has fallen. Chart III illustrates this point for a 10-year AAA-rated general obligation bond.

Chart III | 10-Year AAA GO Real Yield (using Core PCE)

6/1/1994 – 8/31/2014

Chart III shows that as of August 31, 2014, an investor in a 10-year AAA general obligation bond received a real yield (the yield on a security after inflation is taken into account) of 0.70%. The yield was in excess of inflation but well below its 2.08% average since June 1994. On August 31, a 10-year AAA general obligation bond yielded 2.17%, with core PCE at 1.47%. As of September 30, 2014, a 10-year AAA general obligation bond yielded 2.22%, with a real yield of 0.75%. These extremely low real yields are an important effect of the Fed’s keeping short-term rates very low.

The Municipal Bond Market Credit Picture

The health of municipal market credit has generally been good, helped by GDP growth and increasing employment. But there have been some red flags recently. An August 2014 report from the Nelson A. Rockefeller Institute of Government at the State University of New York, “After Four Years of Uninterrupted Growth, Tax Revenues Decline in the First Quarter, and Preliminary Figures for the Second Quarter of 2014 Signal Further Declines in Personal Income Tax,” sums up certain observations:

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014 (Unaudited)

•	“State tax revenues declined by 0.3% in the first quarter of 2014. This is the first time state revenues declined after four years of uninterrupted growth.”

•	“Personal income tax collections showed a decline of 1.2% in the first quarter of 2014. The decline in personal income tax collections appear to be primarily due to the mirror-image effect of the initial impact of the fiscal cliff on taxpayer behavior, which had driven tax collections upward a year ago.”

•	“Year-to-date figures show 2.8% growth in overall state tax collections in the first three quarters of fiscal 2014 compared to the same period of 2013.”

•	“Local property tax revenues grew by 1.9% in the first quarter, marking the eighth consecutive quarter of growth in nominal terms.”

This data source tells us that overall state revenue is up but that there has been some decline in personal income tax collections that may be explained by individuals pushing income into last year to take advantage of lower personal income tax rates. We would raise a yellow flag at this indicator; this trend bears watching. The point about local property taxes growing should come as no surprise, as the real estate market has improved in many places. This is a very good development for local governments, because property taxes are their primary source of revenues. Not surprisingly, employment also shows positive growth. Only Alaska (off 0.95%) shows a decline for the period from August 2013 through August 2014 (the latest data available at this writing). The three states with the largest increases in employment are North Dakota (up 4.47%), Utah (up 3.53%), and Texas (up 3.63%). New Mexico had a 0.71% increase in employment for the same period, which has flowed through to increased personal income.

One of the highest hurdles to the health of the state economies is the funding levels of their pension plans. For too long, elected officials have over-promised and under-delivered (especially when it came to making payments to pensions) to their employees, and until recently, markets have proven more of a headwind. On October 9, 2014, Bloomberg reported, “State Pension Gaps Shrink for the First Time Since 2007.” Let us caution all readers: the shrinkage is barely perceptible, but even that is better than a poke in the eye with a sharp stick.

“The median state system last year had 69.3% of the assets needed to meet promised benefits, up from 68.7% in 2012, according to data compiled by Bloomberg.”

This sounds like great news until one realizes the industrywide, minimum acceptable funding level is said to be 80%. Thirteen states met or exceeded this; the state with the lowest (some would say worst) level is Illinois with a funding level of 39.3%, down from 40.4% in 2012. New Mexico’s funding level of 2013 was 66.7%, up from 63.1% in 2012. Overall, we believe that the state of New Mexico’s economy is slowly improving.

The business press has been highlighting certain high-profile credit issues in the municipal bond market: the City of Detroit, which is in the process of exiting Chapter 9 protection, and Puerto Rico, which by all reports doesn’t know what it is doing. We do not own either credit!

The long and short of the Puerto Rico story:

•	In March 2014, the island issued $3.5 billion of general obligation bonds, mostly sold to hedge funds that “only wanted to help the island.” At the time, the island’s officials said this would give them enough cash to last for 18 months.

•	In June 2014, the governor signed legislation allowing the island’s public corporations to “restructure” their debt, the Puerto Rico Electric Power Authority (PREPA) being the best known among them.

•	Later in 2014, PREPA reached “forbearance” agreements with its creditors, calling for, among other things, a “Chief Restructuring Officer” (for an engagement fee of around $10 million, which is not bad work if you can get it).

•

In September, the island’s financial officials announced a $900 million “tax and revenue anticipation” note deal that would be placed with banks who were forced to hold the vast majority of it and could not sell it. That figure was later raised to $1.2 billion. This was six months after the March sale! The yield on these securities is 7.75%; California issued a similar

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014 (Unaudited)

security earlier in the summer for 0.10%. Think there is a difference in the credit?

Conclusion

We do not believe that the fixed income markets, and municipal bonds particularly, represent any great value at present; real yields are negative in some segments of the market, and very low in others. But we do not believe shareholders should undertake a wholesale rebalancing of portfolios either. It is important to re-evaluate why we own fixed-income products and municipal bonds: as part of a well-balanced, diversified portfolio. Recent volatility certainly demonstrates the potential benefits of these investments. Diversification is one of the best ways for shareholders to manage risk, not only between asset classes but in positioning within markets. And we believe municipal bond investors may benefit from diversifying along the municipal bond yield curve.

Many shareholders may soon ask themselves “what should I do if interest rates begin to increase?” We would suggest having faith in the structure of your portfolio. As an intermediate term laddered portfolio, approximately 5% of your Fund matures each year and is available to be reinvested at higher yields (see Chart IV); this has the potential to increase income to shareholders. When interest rates do rise, prices will generally decline, but the remaining bonds in the portfolio will move closer to maturity and should increase in price over time. We advise being patient when interest rates start to rise, lengthening your anticipated holding period.

Chart IV | Percent of Portfolio Maturing

We will continue to strive to manage your assets to fulfill the Fund’s objectives as set out in the prospectus.

Sincerely,

Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014

SUMMARY OF SECURITY CREDIT RATING†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2021 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	$1,760,000	$2,032,589
Albuquerque Bernalillo County Water Utility Authority, 5.50% due 7/1/2025 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	1,000,000	1,170,440
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 (2005 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	2,000,000	2,421,640
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 (San Juan-Chama Drinking Water Project)	AA+/Aa2	1,420,000	1,609,797
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	3,585,000	4,222,771
Albuquerque Municipal School District No. 12 GO, 4.00% due 8/1/2029 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	1,300,000	1,403,350
Bernalillo County GRT, 5.00% due 4/1/2021 (Government Services; Insured: Natl-Re)	AAA/Aa2	3,000,000	3,416,370
Bernalillo County GRT, 5.25% due 10/1/2022 (Government Services; Insured: AMBAC)	AAA/Aa2	3,170,000	3,920,466
Bernalillo County GRT, 5.25% due 10/1/2023 (Government Services; Insured: AMBAC)	AAA/Aa2	1,275,000	1,596,950
Bernalillo County GRT, 5.25% due 10/1/2025 (Government Services; Insured: AMBAC)	AAA/Aa2	3,850,000	4,723,565
Bernalillo County GRT, 5.25% due 4/1/2027 (Government Services)	AAA/Aa2	300,000	364,575
Bernalillo County GRT, 5.70% due 4/1/2027 (Government Services)	AAA/Aa2	3,000,000	3,742,320
Bernalillo County GRT, 5.70% due 4/1/2027 (Government Services; Insured: Natl-Re)	AAA/Aa2	815,000	1,016,664
Central New Mexico Community College GO, 5.00% due 8/15/2020 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,375,000	1,643,207
Central New Mexico Community College GO, 5.00% due 8/15/2021 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,435,000	1,733,724
Central New Mexico Community College GO, 5.00% due 8/15/2022 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,100,000	1,338,139
Central New Mexico Community College GO, 4.00% due 8/15/2023 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,920,000	2,121,811
City of Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	1,340,000	1,545,234
City of Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	3,000,000	3,459,480
City of Albuquerque GRT, 5.00% due 7/1/2025 (I-25/Paseo del Norte Interchange)	AAA/Aa2	540,000	651,418
City of Farmington, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	NR/A3	1,035,000	1,126,318
City of Farmington, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	NR/A3	570,000	572,172
City of Farmington, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	NR/A3	645,000	647,303
City of Farmington, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	NR/A3	2,825,000	2,996,421
City of Farmington PCR, 4.70% due 5/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A3	965,000	1,032,328
City of Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A3	4,000,000	4,272,240
City of Gallup PCR, 5.00% due 8/15/2017 (Tri-State Generation & Transmission Assoc., Inc. Project; Insured: AMBAC)	A/A3	3,540,000	3,657,422
City of Las Cruces, 4.00% due 6/1/2021 (Joint Utility System)	NR/Aa2	100,000	113,651
City of Las Cruces, 4.00% due 6/1/2022 (Joint Utility System)	NR/Aa2	670,000	761,140
City of Las Cruces, 4.00% due 6/1/2023 (Joint Utility System)	NR/Aa2	695,000	789,277
City of Las Cruces, 4.00% due 6/1/2025 (Joint Utility System)	NR/Aa2	750,000	851,827
City of Las Cruces GRT, 5.00% due 6/1/2021 (NMFA Loan)	NR/Aa3	730,000	847,355
City of Las Cruces GRT, 5.00% due 6/1/2022 (NMFA Loan)	NR/Aa3	765,000	876,705
City of Las Cruces GRT, 5.00% due 6/1/2023 (NMFA Loan)	NR/Aa3	800,000	908,824
City of Las Cruces GRT, 5.00% due 6/1/2024 (NMFA Loan)	NR/Aa3	840,000	949,704
City of Las Cruces GRT, 5.00% due 6/1/2030 (NMFA Loan)	NR/Aa3	2,000,000	2,201,560
City of Las Cruces GRT, 5.00% due 6/1/2037 (NMFA Loan)	NR/Aa3	5,000,000	5,401,100
City of Rio Rancho GRT, 5.00% due 6/1/2016 pre-refunded 6/1/2015 (Public Service Facility Projects; Insured: Natl-Re)	AA-/Aa3	555,000	572,827
City of Rio Rancho GRT, 5.00% due 6/1/2022 pre-refunded 6/1/2015 (Public Service Facility Projects; Insured: Natl-Re)	AA-/Aa3	1,000,000	1,032,120
City of Santa Fe, 4.50% due 5/15/2027 (El Castillo Retirement Residences)	BBB-/NR	3,275,000	3,357,759
City of Santa Fe, 5.00% due 5/15/2034 (El Castillo Retirement Residences)	BBB-/NR	1,465,000	1,495,633
Colfax County GRT, 5.00% due 9/1/2019 (Government Center Facility)	A-/NR	570,000	639,762
Colfax County GRT, 5.50% due 9/1/2029 (Government Center Facility)	A-/NR	2,510,000	2,753,997
County of Los Alamos GRT, 5.75% due 6/1/2016 (Public Facilities Projects)	AA+/A1	1,315,000	1,431,154

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
County of Los Alamos GRT, 5.625% due 6/1/2023 pre-refunded 6/1/2018 (Public Facilities Projects)	AA+/A1	$1,000,000	$1,172,460
County of Los Alamos GRT, 5.75% due 6/1/2024 pre-refunded 6/1/2018 (Public Facilities Projects)	AA+/A1	3,000,000	3,530,910
County of Los Alamos GRT, 5.75% due 6/1/2025 pre-refunded 6/1/2018 (Public Facilities Projects)	AA+/A1	1,000,000	1,176,970
Dona Ana County, 5.50% due 12/1/2014 (County Administrative Facilities; Insured: Radian)	A/NR	460,000	464,034
Government of Guam, 5.375% due 12/1/2024	BBB+/NR	2,000,000	2,204,640
Grant County, 5.50% due 7/1/2020 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,565,000	1,793,443
Grant County, 5.50% due 7/1/2021 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,655,000	1,896,580
Grant County, 5.50% due 7/1/2022 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,745,000	1,999,718
Guam Power Authority, 5.00% due 10/1/2026 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,328,700
New Mexico Educational Assistance Foundation, 4.10% due 9/1/2015 (Student Loans; LOC: Royal Bank of Canada) (AMT)	NR/Aaa	2,000,000	2,059,380
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2016 (Student Loans)	NR/Aaa	690,000	736,437
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	1,150,000	1,258,985
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2019 (Student Loans)	AAA/Aaa	1,000,000	1,177,250
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2022 (Student Loans)	AAA/Aaa	3,000,000	3,464,070
New Mexico Finance Authority, 5.00% due 6/15/2018 (Bernalillo County Metropolitan Court; Insured: AMBAC)	NR/Aa2	2,915,000	3,011,516
New Mexico Finance Authority, 5.00% due 6/15/2019 (UNM Health Sciences Center; Insured: Natl-Re)	NR/Aa2	1,215,000	1,254,998
New Mexico Finance Authority, 5.00% due 6/1/2020 (The Public Project Revolving Fund Program; Insured: AMBAC)	AAA/Aa1	365,000	391,455
New Mexico Finance Authority, 5.00% due 6/15/2022 (The Public Project Revolving Fund Program; Insured: Natl-Re)	AA+/Aa2	1,300,000	1,431,820
New Mexico Finance Authority, 5.00% due 6/1/2024 (The Public Project Revolving Fund Program)	AAA/Aa1	4,185,000	5,178,603
New Mexico Finance Authority, 5.00% due 6/15/2024 (The Public Project Revolving Fund Program; Insured: Natl-Re)	AA+/Aa2	7,000,000	7,709,800
New Mexico Finance Authority, 5.00% due 6/15/2026 (State Highway Infrastructure)	AA/Aa2	1,220,000	1,479,933
New Mexico Finance Authority, 5.00% due 6/15/2027 (State Highway Infrastructure)	AA/Aa2	1,195,000	1,440,465
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2017 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,730,000	1,788,543
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2019 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,033,840
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2021 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,185,000	1,225,100
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 (Presbyterian Healthcare Services)	AA/Aa3	6,000,000	6,947,040
New Mexico Hospital Equipment Loan Council, 5.25% due 7/1/2025 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,035,710
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,000,000	2,042,380
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2039 (Presbyterian Healthcare Services)	AA/Aa3	3,000,000	3,279,420
New Mexico Housing Authority, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	735,000	735,294
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2015	A+/A1	490,000	506,694
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2020	A+/A1	590,000	680,524
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2023	A+/A1	685,000	769,276
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2024	A+/A1	525,000	587,538
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2025	A+/A1	505,000	562,550
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2028	A+/A1	1,500,000	1,644,600
New Mexico MFA, 5.25% due 7/1/2023 (HERO SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	410,000	433,280
New Mexico MFA, 5.375% due 7/1/2023 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	340,000	342,584
New Mexico MFA, 4.625% due 3/1/2028 (NIBP SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC)	AA+/NR	1,495,000	1,590,127
New Mexico MFA, 5.50% due 7/1/2028 (HERO SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	900,000	945,504
New Mexico MFA, 5.60% due 7/1/2028 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	300,000	316,941
New Mexico MFA, 5.40% due 9/1/2029 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC)	AA+/NR	515,000	554,949
Regents of the University of New Mexico, 5.00% due 6/1/2015 (Campus Improvements; Insured: AMBAC)	AA/Aa2	1,590,000	1,640,944
Regents of the University of New Mexico, 5.25% due 6/1/2015 (UNM Hospital Capital Improvements)	AA/Aa2	1,195,000	1,200,043
Regents of the University of New Mexico, 5.00% due 1/1/2016 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/ FHA)	AA/A2	2,920,000	2,930,979
Regents of the University of New Mexico, 5.00% due 1/1/2018 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/ FHA)	AA/A2	2,000,000	2,037,020
Regents of the University of New Mexico, 5.25% due 6/1/2018 (UNM Hospital Capital Improvements)	AA/Aa2	1,200,000	1,205,052
Regents of the University of New Mexico, 5.00% due 1/1/2019 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/ FHA)	AA/A2	3,000,000	3,055,530
Regents of the University of New Mexico, 5.00% due 7/1/2019 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/ FHA)	AA/A2	3,000,000	3,055,530
Regents of the University of New Mexico, 5.00% due 1/1/2020 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/ FHA)	AA/A2	2,310,000	2,352,758
Regents of the University of New Mexico, 5.00% due 7/1/2020 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/ FHA)	AA/A2	500,000	509,255
Regents of the University of New Mexico, 6.00% due 6/1/2021 (Campus Buildings Acquisition & Improvements)	AA/Aa2	495,000	570,022
Sandoval County, 4.00% due 6/1/2015 (Intel Corp.) (ETM)	A+/NR	215,000	220,470
Sandoval County, 5.00% due 6/1/2020 pre-refunded 6/1/2015 (Intel Corp.)	A+/NR	6,440,000	6,647,819
Santa Fe County, 5.00% due 2/1/2018 (County Correctional System; Insured: AGM)	AA/A2	755,000	804,921
Santa Fe County, 6.00% due 2/1/2027 (County Correctional System; Insured: AGM)	AA/A2	1,520,000	1,839,367

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Santa Fe County GO, 4.00% due 7/1/2019 (County Road and Water System Improvement Projects; Insured: Natl-Re)	NR/Aaa	$750,000	$794,062
Santa Fe County GRT, 5.00% due 6/1/2025 (County Courthouse and Other Public Facilities)	AA+/Aa2	1,400,000	1,583,750
Santa Fe County GRT, 5.00% due 6/1/2026 (County Courthouse and Other Public Facilities)	AA+/Aa2	1,535,000	1,712,492
Santa Fe Public School District GO, 5.00% due 8/1/2022 (Santa Fe County School Facilities) (State Aid Withholding)	AA/Aa1	2,205,000	2,681,214
Town of Silver City GRT, 4.00% due 6/1/2029 (Public Facility Capital Projects)	A+/NR	1,000,000	1,058,150
Town of Silver City GRT, 4.25% due 6/1/2032 (Public Facility Capital Projects)	A+/NR	1,050,000	1,105,377
Ventana West Public Improvement District, 6.625% due 8/1/2023	NR/NR	1,635,000	1,637,829
Village of Los Ranchos de Albuquerque, 4.50% due 9/1/2040 (Albuquerque Academy)	A/NR	3,000,000	3,132,960
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	2,500,000	2,857,550
Zuni Public School District, 5.00% due 8/1/2028 (Teacher Housing Projects)	A/NR	1,600,000	1,765,952

TOTAL INVESTMENTS — 97.23% (Cost $192,047,289)			$204,006,216
OTHER ASSETS LESS LIABILITIES — 2.77%			5,805,479

NET ASSETS — 100.00%			$209,811,695

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association

GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
MFA	Mortgage Finance Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance

See notes to financial statements.

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014

ASSETS
Investments at value (cost $192,047,289) (Note 2)	$204,006,216
Cash	3,867,310
Receivable for fund shares sold	81,030
Interest receivable	2,622,348

Total Assets	210,576,904

LIABILITIES
Payable for fund shares redeemed	517,572
Payable to investment advisor and other affiliates (Note 3)	146,463
Accounts payable and accrued expenses	52,709
Dividends payable	48,465

Total Liabilities	765,209

NET ASSETS	$209,811,695

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(25,896)
Net unrealized appreciation on investments	11,958,927
Accumulated net realized gain (loss)	(1,136,309)
Net capital paid in on shares of beneficial interest	199,014,973

$209,811,695

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($143,994,184 applicable to 10,588,295 shares of beneficial interest outstanding - Note 4)	$13.60
Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$13.88

Class D Shares:
Net asset value, offering and redemption price per share ($28,437,567 applicable to 2,090,070 shares of beneficial interest outstanding - Note 4)	$13.61

Class I Shares:
Net asset value, offering and redemption price per share ($37,379,944 applicable to 2,749,892 shares of beneficial interest outstanding - Note 4)	$13.59

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Year Ended September 30, 2014

INVESTMENT INCOME
Interest income (net of premium amortized of $1,232,486)	$7,998,483

EXPENSES
Investment advisory fees (Note 3)	1,043,698
Administration fees (Note 3)
Class A Shares	188,334
Class D Shares	35,651
Class I Shares	14,776
Distribution and service fees (Note 3)
Class A Shares	376,668
Class D Shares	141,776
Transfer agent fees
Class A Shares	54,311
Class D Shares	11,830
Class I Shares	7,938
Registration and filing fees
Class A Shares	1,569
Class D Shares	3,650
Class I Shares	3,650
Custodian fees (Note 3)	46,129
Professional fees	35,960
Accounting fees	6,903
Trustee fees	6,680
Other expenses	20,992

Total Expenses	2,000,515
Less:
Fees paid indirectly (Note 3)	(4,410)

Net Expenses	1,996,105

Net Investment Income	6,002,378

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(113,232)
Net change in unrealized appreciation (depreciation) on investments	3,934,421

Net Realized and Unrealized Gain	3,821,189

Net Increase in Net Assets Resulting from Operations	$9,823,567

See notes to financial statements.

16    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	YEAR ENDED SEPTEMBER 30, 2014	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$6,002,378	$6,759,638
Net realized gain (loss) on investments	(113,232)	139,966
Net unrealized appreciation (depreciation) on investments	3,934,421	(10,844,544)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,823,567	(3,944,940)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(4,318,586)	(4,927,135)
Class D Shares	(741,974)	(796,491)
Class I Shares	(941,818)	(1,036,012)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(17,279,143)	(21,162,302)
Class D Shares	(943,388)	(1,677,868)
Class I Shares	11,265,574	(11,168,790)

Net Decrease in Net Assets	(3,135,768)	(44,713,538)

NET ASSETS
Beginning of Year	212,947,463	257,661,001

End of Year	$209,811,695	$212,947,463

Distribution in excess of net investment income	$(25,896)	$(25,896)

See notes to financial statements.

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$204,006,216	$—	$204,006,216	$—

Total Investments in Securities	$204,006,216	$—	$204,006,216	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2014.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014

adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2014, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $1,523 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2014, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2014, fees paid indirectly were $4,410.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, the Fund had transactions with affiliated funds in compliance with Rule 17a-7 under the 1940 Act of $2,761,252 in sales.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	597,314	$8,041,850	895,379	$12,378,090
Shares issued to shareholders in reinvestment of dividends	278,451	3,754,060	301,157	4,121,844
Shares repurchased	(2,159,552)	(29,075,053)	(2,766,936)	(37,662,236)

Net increase (decrease)	(1,283,787)	$(17,279,143)	(1,570,400)	$(21,162,302)

Class D Shares
Shares sold	209,729	$2,824,940	415,691	$5,764,194
Shares issued to shareholders in reinvestment of dividends	54,490	735,025	56,544	774,236
Shares repurchased	(334,633)	(4,503,353)	(602,543)	(8,216,298)

Net increase (decrease)	(70,414)	$(943,388)	(130,308)	$(1,677,868)

Class I Shares
Shares sold	1,102,218	$14,871,619	259,542	$3,566,466
Shares issued to shareholders in reinvestment of dividends	61,670	831,948	67,264	922,972
Shares repurchased	(331,495)	(4,437,993)	(1,141,246)	(15,658,228)

Net increase (decrease)	832,393	$11,265,574	(814,440)	$(11,168,790)

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $21,764,143 and $23,438,103, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$192,047,289

Gross unrealized appreciation on a tax basis	$12,184,306
Gross unrealized depreciation on a tax basis	(225,379)

Net unrealized appreciation (depreciation) on investments (tax basis)	$11,958,927

At September 30, 2014, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2013, of $113,055. For tax purposes such losses will be reflected in the year ending September 30, 2015.

At September 30, 2014, the Fund had cumulative tax basis capital losses of $1,023,254, (of which $87,413 is short-term and $935,841 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carry-forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At September 30, 2014, the Fund had $22,569 of tax basis undistributed net tax-exempt income and no tax basis undistributed net ordinary investment income or tax basis undistributed capital gains.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2014, and September 30, 2013, are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2014, and September 30, 2013, was as follows:

	2014	2013
Distributions from:

Tax exempt income	$6,002,378	$6,757,492
Ordinary income	—	2,146
Capital gains	—	—

Total	$6,002,378	$6,759,638

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Certified Annual Report    23

FINANCIAL HIGHLIGHTS

    Thornburg New Mexico Intermediate Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF YEAR	NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)
CLASS A SHARES
2014(b)	$13.35	0.39	0.25	0.64	(0.39)	—	(0.39)	$13.60	2.87	0.97	0.97	0.97	4.83	10.79	$143,994
2013(b)	$13.95	0.38	(0.60)	(0.22)	(0.38)	—	(0.38)	$13.35	2.76	0.96	0.95	0.96	(1.61)	11.78	$148,499
2012(b)	$13.72	0.41	0.24	0.65	(0.41)	(0.01)	(0.42)	$13.95	2.95	0.95	0.95	0.95	4.80	11.66	$187,578
2011(b)	$13.78	0.44	(0.05)	0.39	(0.44)	(0.01)	(0.45)	$13.72	3.23	0.96	0.96	0.96	2.93	10.64	$185,208
2010(b)	$13.63	0.43	0.15	0.58	(0.43)	—	(0.43)	$13.78	3.19	0.96	0.96	0.96	4.38	7.70	$202,870
CLASS D SHARES
2014	$13.36	0.35	0.25	0.60	(0.35)	—	(0.35)	$13.61	2.60	1.23	1.23	1.23	4.55	10.79	$28,438
2013	$13.96	0.34	(0.59)	(0.25)	(0.35)	—	(0.35)	$13.36	2.51	1.21	1.21	1.22	(1.85)	11.78	$28,858
2012	$13.72	0.37	0.26	0.63	(0.38)	(0.01)	(0.39)	$13.96	2.71	1.18	1.18	1.22	4.62	11.66	$31,984
2011	$13.78	0.40	(0.05)	0.35	(0.40)	(0.01)	(0.41)	$13.72	2.97	1.22	1.21	1.22	2.66	10.64	$24,228
2010	$13.63	0.28	0.27	0.55	(0.40)	—	(0.40)	$13.78	2.92	1.22	1.22	1.71	4.11	7.70	$24,068
CLASS I SHARES
2014	$13.35	0.43	0.24	0.67	(0.43)	—	(0.43)	$13.59	3.19	0.65	0.64	0.65	5.09	10.79	$37,380
2013	$13.95	0.43	(0.61)	(0.18)	(0.42)	—	(0.42)	$13.35	3.09	0.61	0.61	0.61	(1.29)	11.78	$25,590
2012	$13.71	0.46	0.25	0.71	(0.46)	(0.01)	(0.47)	$13.95	3.30	0.61	0.61	0.61	5.24	11.66	$38,099
2011	$13.77	0.48	(0.05)	0.43	(0.48)	(0.01)	(0.49)	$13.71	3.57	0.62	0.61	0.62	3.28	10.64	$41,645
2010	$13.62	0.67	(0.04)	0.63	(0.48)	—	(0.48)	$13.77	3.53	0.61	0.61	0.61	4.74	7.70	$26,971

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

24 Certified Annual Report	Certified Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg New Mexico Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New Mexico Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

26    Certified Annual Report

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

	BEGINNING ACCOUNT VALUE 4/1/14	ENDING ACCOUNT VALUE 9/30/14	EXPENSES PAID DURING PERIOD† 4/1/14–9/30/14
CLASS A SHARES
Actual	$1,000.00	$1,027.00	$4.94
Hypothetical*	$1,000.00	$1,020.19	$4.92
CLASS D SHARES
Actual	$1,000.00	$1,026.40	$6.28
Hypothetical*	$1,000.00	$1,018.87	$6.26
CLASS I SHARES
Actual	$1,000.00	$1,028.70	$3.31
Hypothetical*	$1,000.00	$1,021.80	$3.30

†	Expenses are equal to the annualized expense ratio for each class (A: 0.97%; D: 1.24%; I: 0.65%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    27

INDEX COMPARISON

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

	1 YR	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 6/18/91)	2.75%	2.62%	3.25%	4.56%
D Shares (Incep: 6/1/99)	4.55%	2.79%	3.19%	3.54%
I Shares (Incep: 2/1/07)	5.09%	3.38%	—	4.13%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares.

28    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

Certified Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

30    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012. (8) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    31

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2014, dividends paid by the Fund of $6,002,378 (or the maximum allowed) are tax exempt dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2014. Complete information will be reported in conjunction with your 2014 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New Mexico Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

32    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014 (Unaudited)

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was comparable to the return of the index and higher than the average return for the fund category considered, that the Fund’s returns for the preceding nine calendar years were comparable to the returns of the index in four of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in seven of nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell in the third or fourth quartile of investment performance of both fund categories for the one-year, three-year, five-year and ten-year periods ended with the second quarter of the current year. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection considered certain factors, including other fees and expenses charged to the Fund, the costs and profitability of the Advisor, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Fund.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectus. Data considered included comparisons of the advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, and related data. Comparative fee and expense data considered by the Trustees showed that the advisory fee for the Fund was slightly higher than the median and average fee levels for the fund category, and that the level of total expense for a representative share class was slightly higher than the median and comparable to the average expense levels for the category. Peer group data showed that the Fund’s advisory fee level and total expense level for the representative share class fell above the median figures for the fund peer group and within the range of levels for the group. The Trustees did not consider the differences significant in view of the other factors taken into account.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Certified Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2014 (Unaudited)

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

34    Certified Annual Report

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report    35

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

36    This page is not part of the Annual Report

Firm & Philosophy

THE FIRM

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of September 30, 2014, Thornburg managed approximately $74 billion in assets.

INVESTMENT PHILOSOPHY

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

PORTFOLIO HOLDINGS COMMENTARY

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

CO-OWNERSHIP OF FUNDS

We invest side-by-side with shareholders. Our employees have invested $395 million in Thornburg products as of September 30, 2014.

This page is not part of the Annual Report    37

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

38    This page is not part of the Annual Report.

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This page is not part of the Annual Report    39

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH080

Thornburg New York Intermediate Municipal Fund

Informational Brochure and Annual Report

SEPTEMBER 30, 2014

LIPPER
FUND AWARDS 2014
UNITED STATES

Best New York Intermediate Municipal Debt Fund
Three-year period. Class I shares among 31 funds.

Thornburg
INVESTMENT MANAGEMENT

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2    This page is not part of the Annual Report

IMPORTANT INFORMATION

Best New York Intermediate Municipal Debt Fund

Lipper Classification Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). In 2014, Class I shares won for the three-year period ended 11/30/2013 among 31 funds. The Fund did not win the award for other time periods.

The information presented on the following pages was current as of September 30, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Personal Consumption Expenditure (PCE) Price Index – One measure of U.S. inflation that assesses the percentage change in prices of goods and services purchased by consumers throughout the economy. Of all the measures of consumer price inflation, the PCE price index covers the broadest set of goods and services.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Fiscal Cliff – A combination of expiring tax cuts and across-the-board government spending cuts that were scheduled to become effective at the end of 2012. The idea behind the fiscal cliff was that if the federal government allowed these two events to proceed as planned, they would have a detrimental effect on an already shaky economy. At the same time, it was predicted that going over the fiscal cliff would significantly reduce the federal budget deficit.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Participation Rate – The number of people who are either employed or are actively looking for work. The people who are no longer actively searching for work would not be included in the participation rate. During an economic recession, many workers often get discouraged and stop looking for employment, and as a result, the participation rate decreases.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

This page is not part of the Annual Report    3

THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND

Laddering – an All Weather Strategy

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply these techniques to manage risk and pursue attractive returns:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

•	Investing on a cash-only basis without using leverage.

Portfolio Managers

Josh Gonze    Chris Ryon, CFA

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with an average maturity of normally three to ten years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Long-Term Stability of Principal

Net Asset Value History of A Shares from September 5, 1997 through September 30, 2014

Average Annual Total Returns

For Periods Ended September 30, 2014

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 9/5/97)
Without sales charge	4.59%	3.33%	3.58%	3.74%	4.19%
With sales charge	2.53%	2.65%	3.16%	3.53%	4.06%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual operating expenses of Class A shares are 1.05%, as disclosed in the most recent Prospectus. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses until at least February 1, 2015, resulting in a net expense ratio of 0.99%. For more detailed information, please see the Fund’s prospectus.

30-Day Yields, A Shares

As of September 30, 2014

Annualized Distribution Yield	2.11%

SEC Yield	0.82%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 0.56% and the Annualized Distribution Yield would have been 1.86%.

Key Portfolio Attributes

As of September 30, 2014

Number of Bonds	83

Effective Duration	5.1 Yrs

Average Maturity	8.1 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

4    This page is not part of the Annual Report

THORNBURG’S SUITE OF MUNICIPAL FUNDS

Municipal Funds for a Range of Interest-Rate Scenarios

At Thornburg, we often say that predicting interest rates is a fool’s game. And with the Federal Reserve still heavily involved in the markets, it’s even more difficult to forecast how rates may rise than when they may rise. Will long rates rise first and short rates follow? Will long and short rates climb simultaneously?

A traditional strategy to protect oneself against interest-rate risk is to move into shorter-duration bond strategies. But the seemingly counterintuitive response of moving to longer-duration strategies can sometimes yield better results.

Diversify Across the Yield Curve

This uncertainty points to why it’s important for investors to match their investment horizon to the duration of the strategy in which they’re invested, and to diversify assets across the yield curve.

For any interest-rate scenario, Thornburg’s comprehensive suite of municipal funds gives prudent investors the ability to diversify across the yield curve.

Diversify Across the Yield Curve with Thornburg Municipal Funds

AAA General Obligation Municipal Yield Curve, as of September 30, 2014

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Thornburg New York Intermediate Municipal Fund

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

Thornburg New York Intermediate Municipal Fund	September 30, 2014 (Unaudited)

October 15, 2014

Dear Shareholder:

We are pleased to present the annual report for the Thornburg New York Intermediate Municipal Fund (the Fund). The net asset value (NAV) of the Class A shares increased by 29 cents to $13.22 per share during the fiscal year ended September 30, 2014. If you were with us for the entire period, you received dividends of 29.6 cents per share. If you reinvested your dividends, you received 29.9 cents per share. Dividends were higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a 4.59% total return at NAV for the fiscal year ended September 30, 2014, compared to the 6.13% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Fund generated 0.56% more price return and 2.10% less income than its benchmark.

The market’s positive returns were driven primarily by falling interest rates. Another driver was narrowing credit spreads. In general, investors received smaller and smaller levels of yield for securities of lower credit quality with shorter maturity dates. Chart I shows credit spreads for various maturities of municipal bonds.

Drivers of the Fund’s price return relative to its benchmark are as follows: Interest-rate sensitivity, as measured by the Fund’s duration and differing allocations along the yield curve, added 0.40% of price performance; sector allocations subtracted 0.96% of relative price performance; and our Fund’s credit-quality selections added 0.31% of price performance versus the benchmark. Other risk factors accounted for another 0.81% of relative price performance.

Interest-Rate Changes

As of the end of fiscal year 2013, many market observers predicted increasing interest rates. The fear of the Federal Reserve (the Fed) curtailing purchases of Treasury and mortgage-backed securities had roiled the markets, though the eventual fact of tapering did not begin until December 18, 2013. This was the backdrop against which rates rose through the end of December 2013. Chart II illustrates the changes in rates by maturity for each quarter of fiscal 2014.

Chart I | Quality Spreads: BBB Municipal Revenue Yields over AAA General Obligation Yields as of 9/30/2014

Chart II | Changes in AAA General Obligation Municipal Yield Curve

9/30/2013 – 9/30/2014

Certified Annual Report    7

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2014 (Unaudited)

This chart highlights a few interesting phenomena:

1.	Interest rates changed by varying amounts for different maturities, highlighting the potential benefits of a portfolio that is diversified by maturity. We believe investors benefit by owning several funds that provide different exposures to various maturity segments of the market.

2.	In the quarter ended December 31, 2013, short and long interest rates declined and intermediate rates continued to rise. The fall in short-term rates was a market reaction to the fear of rising rates and investor desire to shed duration or interest-rate risk. The decline in long-term rates was driven by opportunistic investors who wished to take advantage of a significant difference between short- and long-term rates.

3.	In the quarter ended March 31, 2014, short-term interest rates rose as long-term rates continued to decline. This was doubtless a reaction to the risk of possible Fed tightening and increases in short-term rates.

4.	In the six-month period ended September 30, 2014, interest rates all along the yield curve declined, and longer-term rates continued to slide more than short-term rates.

Table I shows selected changes in rates for the last two fiscal years. The table highlights that although interest rates have declined in fiscal 2014, they have yet to retrace the upswing seen in fiscal 2013. It is noteworthy that rates on the short end (one to five years) of the market have been virtually unchanged, depressed by the Fed’s delay in normalizing benchmark short-term rates.

Table I | Yield Changes for the Last Two Fiscal Years

MATURITY	FISCAL YEAR ENDING 9/30/2013	FISCAL YEAR ENDING 9/30/2014
1 Year	-0.02%	-0.03%
5 Year	+0.62%	-0.03%
10 Year	+0.83%	-0.32%
30 Year	+1.43%	-1.08%
Source: Bloomberg

The Economy and the Federal Reserve Board

The U.S. economy has recently grown at an average rate of 2.0% as measured by gross domestic product (GDP), which is defined as the monetary value of all finished goods and services produced within a country’s borders over a specific time period. Many market participants believe that 2.0% GDP growth is suboptimal compared to rates in past recoveries, but the quarter ended December 31, 2013, produced a 3.5% growth rate and the quarter ended June 30, 2014, a 4.6% rate. Growth in the quarter ended March 31, 2014, was negative 2.1%; this anomaly has been attributed to weather effects.

Employment growth is another useful measure for gauging the health of the economy. The financial press highlights this as an area of focus for Fed Chair Janet Yellen. The economy has added approximately 220,000 jobs per month for the fiscal year. This growth has not come without volatility; only 84,000 jobs were added in December 2013 and 304,000 in April 2014. The unemployment rate has declined from 7.2% for the year ended September 30, 2013, to 5.9% as of September 30, 2014. This should make investors feel good about the economy, but other measures paint a mixed picture. One indicator is the U.S. labor force participation rate, which measures the size of the labor force as a percent of the working-age population. Since January 1990, this long-term average has been at 65.9%, but as of September 2014, the participation rate had declined to 62.7%. For fiscal year 2014, this measure has averaged 62.9%. Some economists and demographers attempt to explain the decline in the participation rate by the retirement of Baby Boomers, who have changed every demographic category they have passed through and have been referred to as “the pig in the python.” The thought that Baby Boomers would impact the labor force participation rate significantly enough to cause this decline is plausible, but we have seen no estimates of the effect.

The Fed began reducing purchases of U.S. Treasury and mortgage securities in December 2013 and will complete the process by October 2014. During 2013, the market’s anticipation of the Fed’s tapering its asset purchases sent long-term municipal yields up 1.43%. But in 2014, the reality of tapering (and other factors) sent long-term municipal yields down 1.08%. In its September 17, 2014, release, the Federal Open Market Committee (FOMC) stated:

8    Certified Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2014 (Unaudited)

“The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Later, in a press conference, Chair Yellen added more color to the policy statement:

“Let me reiterate, however, that the Committee’s expectations for the path of the federal funds rate are contingent on the economic outlook. If the economy proves to be stronger than anticipated by the Committee, resulting in a more rapid convergence of employment and inflation to the FOMC’s objectives, then increases in the federal funds rate are likely to occur sooner and to be more rapid than currently envisaged. Conversely, if economic performance disappoints, increases in the federal funds rate are likely to take place later and to be more gradual.”

It is clear guidance like this that makes one long for Harry Truman’s “one-handed economist.” From all this, one can glean that the Fed will be “data dependent” (another term being thrown around in the financial press) in determining the future path of the federal funds rate (currently near zero).

Finally, let’s look at inflation. It is important to fixed-income investors because it is the primary determinant of future purchasing power. If inflation increases, the semi-annual coupon payment of most bonds carries less value in the economy. Inflation, as measured by core PCE (the Core Personal Consumption Expenditures Index, which is the Fed’s favored inflation measure) excludes volatile food and energy prices. Since September 2013, core PCE has increased from 1.33% to 1.47%, but this is still materially below the Fed’s inflation target of 2.00%. As 2014 prices of municipal bonds have risen and yields have declined, their after-inflation purchasing power has fallen. Chart III illustrates this point for a 10-year AAA-rated general obligation bond.

Chart III shows that as of August 31, 2014, an investor in a 10-year AAA general obligation bond received a real yield (the yield on a security after inflation is taken into account) of 0.70%. The yield was in excess of inflation but well below its 2.08% average since June 1994. On August 31, a 10-year AAA general obligation bond yielded 2.17%, with core PCE at 1.47%. As of September 30, 2014, a 10-year AAA general obligation bond yielded 2.22%, with a real yield of 0.75%. These extremely low real yields are an important effect of the Fed’s keeping short-term rates very low.

Chart III | 10-Year AAA GO Real Yield (using Core PCE)

6/1/1994 – 8/31/2014

The Municipal Bond Market Credit Picture

The health of municipal market credit has generally been good, helped by GDP growth and increasing employment. But there have been some red flags recently. An August 2014 report from the Nelson A. Rockefeller Institute of Government at the State University of New York, “After Four Years of Uninterrupted Growth, Tax Revenues Decline in the First Quarter, and Preliminary Figures for the Second Quarter of 2014 Signal Further Declines in Personal Income Tax,” sums up certain observations:

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2014 (Unaudited)

•	“State tax revenues declined by 0.3% in the first quarter of 2014. This is the first time state revenues declined after four years of uninterrupted growth.”

•

“Personal income tax collections showed a decline of 1.2% in the first quarter of 2014. The decline in personal income tax collections appear to be primarily due to the mirror-image effect of the initial impact of the fiscal cliff on taxpayer behavior, which had driven tax collections upward a year ago.”

•	“Year-to-date figures show 2.8% growth in overall state tax collections in the first three quarters of fiscal 2014 compared to the same period of 2013.”

•	“Local property tax revenues grew by 1.9% in the first quarter, marking the eighth consecutive quarter of growth in nominal terms.”

This data source tells us that overall state revenue is up but that there has been some decline in personal income tax collections that may be explained by individuals pushing income into last year to take advantage of lower personal income tax rates. We would raise a yellow flag at this indicator; this trend bears watching. The point about local property taxes growing should come as no surprise, as the real estate market has improved in many places. This is a very good development for local governments, because property taxes are their primary source of revenues. Not surprisingly, employment also shows positive growth. Only Alaska (off 0.95%) shows a decline for the period from August 2013 through August 2014 (the latest data available at this writing). The three states with the largest increases in employment are North Dakota (up 4.47%), Utah (up 3.53%), and Texas (up 3.63%). New York showed a 1.29% increase in employment for the same period, which has flowed through to increased personal income.

One of the highest hurdles to the health of the state economies is the funding levels of their pension plans. For too long, elected officials have over-promised and under-delivered (especially when it came to making payments to pensions) to their employees, and until recently, markets have proven more of a headwind. On October 9, 2014, Bloomberg reported, “State Pension Gaps Shrink for the First Time Since 2007.” Let us caution all readers: the shrinkage is barely perceptible, but even that is better than a poke in the eye with a sharp stick.

“The median state system last year had 69.3% of the assets needed to meet promised benefits, up from 68.7% in 2012, according to data compiled by Bloomberg.”

This sounds like great news until one realizes the industrywide, minimum acceptable funding level is said to be 80%. Thirteen states met or exceeded this; the state with the lowest (some would say worst) level is Illinois with a funding level of 39.3%, down from 40.4% in 2012. New York’s 2013 funding level was 87.3%, down from 2012’s 90.5%. New York has consistently been above the 80% level since 2008. Overall, we believe that New York’s economy is doing well.

The business press has been highlighting certain high-profile credit issues in the municipal bond market: the City of Detroit, which is in the process of exiting Chapter-9 protection, and Puerto Rico, which by all reports doesn’t know what it is doing. We do not own either credit!

The long and short of the Puerto Rico story:

•

In March 2014, the island issued $3.5 billion of general obligation bonds, mostly sold to hedge funds that “only wanted to help the island.” At the time, the island’s officials said this would give them enough cash to last for 18 months.

•	In June 2014, the governor signed legislation allowing the island’s public corporations to “restructure” their debt, the Puerto Rico Electric Power Authority (PREPA) being the best known among them.

•

Later in 2014, PREPA reached “forbearance” agreements with its creditors, calling for, among other things, a “Chief Restructuring Officer” (for an engagement fee of around $10 million, which is not bad work if you can get it).

•

In September, the island’s financial officials announced a $900 million “tax and revenue anticipation” note deal that would be placed with banks who were forced to hold the vast majority of it and could not sell it. That figure was later raised to

10    Certified Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2014 (Unaudited)

$1.2 billion. This was six months after the March sale! The yield on these securities is 7.75%; California issued a similar security earlier in the summer for 0.10%. Think there is a difference in the credit?

Conclusion

We do not believe that the fixed income markets, and municipal bonds particularly, represent any great value at present; real yields are negative in some segments of the market, and very low in others. But we do not believe shareholders should undertake a wholesale rebalancing of portfolios either. It is important to re-evaluate why we own fixed-income products and municipal bonds: as part of a well-balanced, diversified portfolio. Recent volatility certainly demonstrates the potential benefits of these investments. Diversification is one of the best ways for shareholders to manage risk, not only between asset classes but in positioning within markets. And we believe municipal bond investors may benefit from diversifying along the municipal bond yield curve.

Many shareholders may soon ask themselves “what should I do if interest rates begin to rise?” We would suggest having faith in the structure of your portfolio. A portion of your intermediate laddered portfolio’s bonds mature each year and become available for reinvestment at higher yields (see Chart IV); this has the potential to increase income to shareholders. When interest rates do rise, prices will generally decline, but the remaining bonds in the portfolio will move closer to maturity and should increase in price over time. We advise being patient when interest rates start to rise, lengthening your anticipated holding period.

Chart IV | Percent of Portfolio Maturing

We will continue to strive to manage your assets to fulfill the Fund’s objectives as set out in the prospectus.

Sincerely,

Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2014

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of New York GO, 5.00% due 6/1/2019 pre-refunded 6/1/2016 (City Budget Financial Management; Insured: AGM)	AA/Aa2	$255,000	$274,933
City of New York GO, 5.00% due 8/1/2019 (City Budget Financial Management)	AA/Aa2	1,000,000	1,170,120
City of New York GO, 0.03% due 8/1/2020 put 10/1/2014 (City Budget Financial Management; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	A+/Aa1	100,000	100,000
City of New York GO, 0.04% due 8/1/2021 put 10/1/2014 (City Budget Financial Management; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	AAA/Aa1	1,400,000	1,400,000
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	1,000,000	1,205,660
City of New York GO, 5.00% due 8/1/2025 (City Budget Financial Management)	AA/Aa2	400,000	443,280
City of New York GO, 5.00% due 8/1/2030 (City Budget Financial Management)	AA/Aa2	1,000,000	1,164,420
City of New York GO, 0.05% due 8/1/2035 put 10/1/2014 (City Budget Financial Management) (daily demand notes)	AA/Aa2	1,125,000	1,125,000
County of Nassau GO, 5.00% due 4/1/2026 (Insured: BAM)	AA/NR	1,000,000	1,143,690
Dutchess County Local Development Corp., 5.00% due 7/1/2021 (Health Quest Systems, Inc.; Insured: AGM)	AA/A2	535,000	618,187
Dutchess County Local Development Corp., 5.00% due 7/1/2022 (Health Quest Systems, Inc.; Insured: AGM)	AA/A2	510,000	581,726
Erie County Industrial Development Agency, 5.25% due 5/1/2025 (Buffalo City School District)	AA/Aa2	1,000,000	1,139,490
Government of Guam, 5.375% due 12/1/2024	BBB+/NR	1,000,000	1,102,320
Guam Waterworks Authority, 5.00% due 7/1/2028 (Water and Wastewater System)	A-/Ba1	500,000	555,700
Hempstead Town Local Development Corp., 5.00% due 7/1/2028 (Hofstra University)	A/A3	500,000	558,425
Long Island Power Authority, 5.25% due 9/1/2029	NR/Baa1	645,000	783,707
Monroe County Industrial Development Corp., 4.00% due 6/1/2016 (St. John Fisher College)	BBB+/NR	880,000	918,553
Monroe County Industrial Development Corp., 5.00% due 1/15/2028 (Monroe Community College Association, Inc.; Insured: AGM)	AA/A2	250,000	280,145
Monroe County Industrial Development Corp., 5.00% due 1/15/2029 (Monroe Community College Association, Inc.; Insured: AGM)	AA/A2	300,000	334,410
Nassau County IDA, 4.75% due 3/1/2026 (New York Institute of Technology)	BBB+/Baa2	1,000,000	1,054,050
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	770,000	898,167
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2025 (Healthcare Facilities Improvements)	A+/Aa3	1,000,000	1,134,060
New York City Metropolitan Transportation Authority, 6.25% due 11/15/2023	AA-/A2	1,000,000	1,198,910
New York City Municipal Water Finance Authority, 0.03% due 6/15/2043 put 10/1/2014 (Water and Sewer System; SPA: JPMorgan Chase Bank N.A.) (daily demand notes)	AA+/Aa2	100,000	100,000
New York City Municipal Water Finance Authority, 0.04% due 6/15/2035 put 10/1/2014 (Water and Sewer System; SPA: Bayerische Landesbank) (daily demand notes)	AAA/Aa1	3,500,000	3,500,000
New York City Municipal Water Finance Authority, 0.04% due 6/15/2050 put 10/1/2014 (Water and Sewer System; SPA: JPMorgan Chase Bank N.A.) (daily demand notes)	AA+/Aa2	300,000	300,000
New York City Transitional Finance Authority, 5.00% due 1/15/2020 (World Trade Center Recovery) (State Aid Withholding)	AA-/Aa2	1,000,000	1,158,620
New York City Transitional Finance Authority, 5.00% due 11/1/2020 (World Trade Center Recovery)	AAA/Aaa	1,000,000	1,052,120
New York City Transitional Finance Authority, 0.04% due 11/1/2036 put 10/1/2014 (World Trade Center Recovery; SPA: JP Morgan Chase Bank N.A.) (daily demand notes)	AAA/Aa1	900,000	900,000
New York City Transitional Finance Authority, 0.04% due 11/1/2042 put 10/1/2014 (World Trade Center Recovery; SPA: Barclays Bank plc) (daily demand notes)	AAA/Aa1	1,700,000	1,700,000
New York City Trust for Cultural Resources, 5.25% due 12/1/2018 (Lincoln Center for the Performing Arts)	A+/A2	175,000	201,243
New York Convention Center Development Corp., 5.00% due 11/15/2017 (Hotel Unit Fee; Insured: AMBAC)	NR/A1	1,000,000	1,050,610
New York Municipal Bond Bank Agency, 5.00% due 4/15/2018 (Insured: AGM)	AA/A2	1,000,000	1,131,940
New York State Dormitory Authority, 5.00% due 10/1/2023 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	400,000	449,056
New York State Dormitory Authority, 5.00% due 10/1/2014 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/Aa3	1,000,000	1,000,140
New York State Dormitory Authority, 5.00% due 2/15/2015 (Mental Health Services Facilities; Insured: AMBAC)	AA/NR	1,000,000	1,018,110
New York State Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	600,000	646,506

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
New York State Dormitory Authority, 5.00% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA/Aa3	$1,000,000	$1,100,310
New York State Dormitory Authority, 5.25% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA/Aa3	775,000	903,580
New York State Dormitory Authority, 5.00% due 3/15/2019 pre-refunded 3/15/2015 (University & College Improvements; Insured: AGM)	AA/Aa1	950,000	971,242
New York State Dormitory Authority, 5.00% due 3/15/2019 pre-refunded 3/15/2015 (University & College Improvements; Insured: AGM)	AAA/Aa1	50,000	51,118
[a] New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa2	1,175,000	1,369,110
New York State Dormitory Authority, 4.00% due 10/1/2020 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/A1	325,000	365,508
New York State Dormitory Authority, 5.00% due 7/1/2021 (State University of New York; Insured: Natl-Re)	AA-/NR	300,000	310,548
New York State Dormitory Authority, 5.25% due 7/1/2022 (St. John’s University; Insured: Natl-Re)	AA-/A3	1,000,000	1,197,780
New York State Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	AA-/Aa3	1,000,000	1,117,590
New York State Dormitory Authority, 5.00% due 10/1/2023 (School District Financing Program) (State Aid Withholding)	AA-/NR	575,000	687,556
New York State Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	1,000,000	1,039,430
New York State Dormitory Authority, 5.00% due 7/1/2024 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,540,000	1,681,480
New York State Dormitory Authority, 5.00% due 10/1/2024 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/Aa3	1,000,000	1,172,650
New York State Dormitory Authority, 5.00% due 7/1/2025 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,105,000	1,197,080
New York State Dormitory Authority, 5.00% due 7/1/2027 (Interagency Council Pooled Loan Program)	NR/Aa2	1,000,000	1,101,510
New York State Dormitory Authority, 5.00% due 7/1/2027 (Columbia University Teachers College)	A+/A1	750,000	866,228
New York State Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: AGM)	AA/A3	500,000	550,170
New York State Dormitory Authority, 5.00% due 12/15/2027 (State Educational & Medical Facilities)	AAA/Aa1	2,500,000	2,977,925
New York State Dormitory Authority, 5.00% due 10/1/2028 (School District Financing Program; Insured: AGM)	AA/NR	200,000	235,860
New York State Dormitory Authority, 5.25% due 5/1/2030 (North Shore Long Island Jewish Medical)	A-/A3	1,000,000	1,108,820
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	BBB+/A3	1,000,000	1,015,660
New York State Thruway Authority, 5.00% due 4/1/2018 pre-refunded 10/1/2015 (Insured: AMBAC)	NR/NR	60,000	62,915
[a] New York State Thruway Authority, 5.00% due 4/1/2018 (Insured: AMBAC)	AA/NR	385,000	403,542
New York State Thruway Authority, 5.00% due 4/1/2019 (Multi-Year Highway and Bridge Capital Program; Insured: AMBAC)	AA/A2	235,000	246,362
New York State Thruway Authority, 5.00% due 5/1/2019 (Multi-Year Highway and Bridge Capital Program)	A-/A3	2,000,000	2,326,480
New York State Thruway Authority, 5.00% due 4/1/2022 (Multi-Year Highway and Bridge Capital Program)	AA/NR	1,000,000	1,114,520
New York State Urban Development Corp., 5.25% due 1/1/2021	AA/NR	1,000,000	1,149,900
Oneida County IDA, 6.10% due 6/1/2020 (Presbyterian Home for Central New York; LOC: HSBC Bank USA)	NR/A1	450,000	451,566
Onondaga Civic Development Corp., 5.00% due 7/1/2021 (Le Moyne College)	NR/Baa2	1,000,000	1,105,220
Onondaga Civic Development Corp., 5.50% due 12/1/2031 (Upstate Properties Development)	A+/NR	1,000,000	1,123,770
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: AGM)	AA/Aa3	1,000,000	1,116,640
[b] Sales Tax Asset Receivable Corp., 5.00% due 10/15/2029 (New York Local Government Assistance Corp.)	AAA/Aa1	250,000	302,725
[b] Sales Tax Asset Receivable Corp., 5.00% due 10/15/2030 (New York Local Government Assistance Corp.)	AAA/Aa1	1,000,000	1,204,030
[b] Sales Tax Asset Receivable Corp., 5.00% due 10/15/2031 (New York Local Government Assistance Corp.)	AAA/Aa1	1,000,000	1,199,160
Syracuse Industrial Development Agency, 5.25% due 5/1/2026 (Syracuse City School District)	AA-/Aa2	2,150,000	2,472,242
Town of Amherst Development Corp., 5.00% due 10/1/2020 (University at Buffalo Foundation Facility-Student Housing; Insured: AGM)	AA/A2	1,000,000	1,164,430
Town of Babylon GO, 5.00% due 9/1/2015 (Insured: AMBAC)	NR/NR	25,000	25,100
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2025 pre-refunded 11/15/2017 (MTA Bridges and Tunnels)	AA-/Aa3	1,410,000	1,600,843
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2028 (MTA Bridges and Tunnels)	AA-/Aa3	1,000,000	1,190,270
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2029 (MTA Bridges and Tunnels)	AA-/Aa3	1,000,000	1,184,460
Triborough Bridge and Tunnel Authority, 0.04% due 1/1/2032 put 10/1/2014 (MTA Bridges and Tunnels; LOC: California State Teachers’ Retirement System) (daily demand notes)	AA-/Aa1	400,000	400,000
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza Project)	NR/A1	230,000	267,709
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza Project)	NR/A1	710,000	803,450
Utility Debt Securitization Authority, 5.00% due 12/15/2029 (Long Island Power Authority-Electric Service)	AAA/Aaa	1,000,000	1,191,760
Utility Debt Securitization Authority, 5.00% due 12/15/2030 (Long Island Power Authority-Electric Service)	AAA/Aaa	1,000,000	1,183,680
[a] West Seneca Central School District GO, 5.00% due 11/15/2023 (Facilities Improvements; Insured: BAM) (State Aid Withholding)	AA/A1	1,300,000	1,547,325

TOTAL INVESTMENTS — 101.32% (Cost $74,777,883)			$79,252,552
LIABILITIES NET OF OTHER ASSETS — (1.32)%			(1,029,946)

NET ASSETS — 100.00%			$78,222,606

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2014

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
GO	General Obligation

IDA	Industrial Development Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.
SONYMA	State of New York Mortgage Authority

See notes to financial statements.

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	September 30, 2014

ASSETS
Investments at value (cost $74,777,883) (Note 2)	$79,252,552
Cash	706,173
Receivable for fund shares sold	173,228
Interest receivable	994,977

Total Assets	81,126,930

LIABILITIES
Payable for investments purchased	2,676,990
Payable for fund shares redeemed	134,723
Payable to investment advisor and other affiliates (Note 3)	32,894
Accounts payable and accrued expenses	39,639
Dividends payable	20,078

Total Liabilities	2,904,324

NET ASSETS	$78,222,606

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	4,474,669
Accumulated net realized gain (loss)	(427,903)
Net capital paid in on shares of beneficial interest	74,192,687

$78,222,606

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($54,301,025 applicable to 4,108,281 shares of beneficial interest outstanding - Note 4)	$13.22
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.49

Class I Shares:
Net asset value, offering and redemption price per share ($23,921,581 applicable to 1,809,853 shares of beneficial interest outstanding - Note 4)	$13.22

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Year Ended September 30, 2014

INVESTMENT INCOME
Interest income (net of premium amortized of $530,527)	$2,357,648

EXPENSES
Investment advisory fees (Note 3)	361,908
Administration fees (Note 3)
Class A Shares	70,903
Class I Shares	7,830
Distribution and service fees (Note 3)
Class A Shares	141,806
Transfer agent fees
Class A Shares	33,827
Class I Shares	10,617
Registration and filing fees
Class A Shares	4,461
Custodian fees (Note 3)	27,689
Professional fees	35,170
Accounting fees	2,335
Trustee fees	1,970
Other expenses	13,090

Total Expenses	711,606
Less:
Expenses reimbursed by investment advisor (Note 3)	(42,678)
Fees paid indirectly (Note 3)	(3,054)

Net Expenses	665,874

Net Investment Income	1,691,774

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(249,977)
Net change in unrealized appreciation (depreciation) on investments	1,999,926

Net Realized and Unrealized Gain	1,749,949

Net Increase in Net Assets Resulting from Operations	$3,441,723

See notes to financial statements.

16    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	YEAR ENDED SEPTEMBER 30, 2014	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$1,691,774	$1,593,330
Net realized gain (loss) on investments	(249,977)	(77,545)
Net unrealized appreciation (depreciation) on investments	1,999,926	(2,373,054)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,441,723	(857,269)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,289,806)	(1,431,117)
Class I Shares	(401,968)	(162,213)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(1,094,618)	415,288
Class I Shares	16,446,386	2,587,250

Net Increase in Net Assets	17,101,717	551,939

NET ASSETS
Beginning of Year	61,120,889	60,568,950

End of Year	$78,222,606	$61,120,889

Distribution in excess of net investment income	$(16,847)	$(16,847)

See notes to financial statements.

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee and (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2014

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$79,252,552	$—	$79,252,552	$—

Total Investments in Securities	$79,252,552	$—	$79,252,552	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2014.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2014

adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2014, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the fund shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $373 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A and Class I expenses do not exceed 0.99% and 0.67%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2014, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $33,133 for Class A shares and $9,545 or Class I shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2014, fees paid indirectly were $3,054.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, the Fund had transactions with affiliated funds in compliance with Rule 17a-7 under the 1940 Act of $2,753,278 in purchases.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2014

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,643,317	$21,214,647	901,050	$11,922,513
Shares issued to shareholders in reinvestment of dividends	80,732	1,052,930	80,325	1,062,658
Shares repurchased	(1,797,961)	(23,362,195)	(954,983)	(12,569,883)

Net increase (decrease)	(73,912)	$(1,094,618)	26,392	$415,288

Class I Shares
Shares sold	1,745,619	$22,738,797	456,801	$6,000,154
Shares issued to shareholders in reinvestment of dividends	29,671	388,253	11,720	154,702
Shares repurchased	(511,478)	(6,680,664)	(272,677)	(3,567,606)

Net increase (decrease)	1,263,812	$16,446,386	195,844	$2,587,250

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $22,703,355 and $9,041,099, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$74,777,883

Gross unrealized appreciation on a tax basis	$4,496,114
Gross unrealized depreciation on a tax basis	(21,445)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,474,669

At September 30, 2014, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2013, of $249,977. For tax purposes, such losses will be reflected in the year ending September 30, 2015.

At September 30, 2014, the Fund had cumulative tax basis capital losses of $177,925, (of which $127,505 is short-term and $50,420 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

The Fund had tax basis capital losses of $32,830 generated prior to October 1, 2011, that expired on September 30, 2014.

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized losses by $32,830 and decreased net capital paid in on shares of beneficial interest by $32,830. This reclassification has no impact on the net asset value of the Fund. The reclassification resulted from expired loss carryforwards.

At September 30, 2014, the Fund had $3,231 of tax basis undistributed net tax-exempt income. The Fund had no tax basis undistributed net ordinary investment income, or tax basis undistributed capital gains.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2014

The tax character of distributions paid during the years ended September 30, 2014, and September 30, 2013, was as follows:

	2014	2013
Distributions from:
Tax exempt income	$1,691,774	$1,593,330
Ordinary income	—	—
Capital gains	—	—

Total	$1,691,774	$1,593,330

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, the risks of investing primarily in the obligations of a single state, and the risks of investing in a nondiversified investment company. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014, and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

22    Certified Annual Report

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Certified Annual Report    23

FINANCIAL HIGHLIGHTS

    Thornburg New York Intermediate Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2014(b)	$12.93	0.30	0.29	0.59	(0.30)	—	(0.30)	$13.22	2.27		0.99		0.99		1.05		4.59	14.12	$54,301
2013(b)	$13.44	0.34	(0.51)	(0.17)	(0.34)	—	(0.34)	$12.93	2.54		0.99		0.99		1.05		(1.32)	11.31	$54,061
2012(b)	$12.93	0.37	0.51	0.88	(0.37)	—	(0.37)	$13.44	2.80		0.99		0.99		1.05		6.90	13.37	$55,862
2011(b)	$12.82	0.41	0.11	0.52	(0.41)	—	(0.41)	$12.93	3.26		0.99		0.99		1.07		4.20	26.39	$45,551
2010(b)	$12.79	0.42	0.04	0.46	(0.43)	—	(0.43)	$12.82	3.38		0.99		0.99		1.07		3.68	11.79	$48,203
CLASS I SHARES
2014	$12.93	0.33	0.30	0.63	(0.34)	—	(0.34)	$13.22	2.57		0.67		0.67		0.73		4.93	14.12	$23,922
2013	$13.44	0.38	(0.51)	(0.13)	(0.38)	—	(0.38)	$12.93	2.86		0.67		0.67		0.74		(1.00)	11.31	$7,060
2012	$12.92	0.41	0.52	0.93	(0.41)	—	(0.41)	$13.44	3.12		0.67		0.67		0.77		7.33	13.37	$4,707
2011	$12.82	0.45	0.10	0.55	(0.45)	—	(0.45)	$12.92	3.54		0.67		0.67		0.71		4.45	26.39	$3,514
2010(c)	$12.48	0.29	0.35	0.64	(0.30)	—	(0.30)	$12.82	3.53	(d)	0.67	(d)	0.67	(d)	1.32	(d)	5.22	11.79	$1,772

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2010.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

24 Certified Annual Report	Certified Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg New York Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New York Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New York Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

26    Certified Annual Report

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

	BEGINNING ACCOUNT VALUE 4/1/14	ENDING ACCOUNT VALUE 9/30/14	EXPENSES PAID DURING PERIOD† 4/1/14–9/30/14
Class A Shares
Actual	$1,000.00	$1,029.60	$5.04
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class I Shares
Actual	$1,000.00	$1,031.30	$3.40
Hypothetical*	$1,000.00	$1,021.72	$3.38

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    27

INDEX COMPARISON

Thornburg New York Intermediate Municipal Fund	September 30, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

	1 YR	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 9/5/97)	2.53%	3.16%	3.53%	4.06%
I Shares (Incep: 2/1/10)	4.93%	—	—	4.46%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares.

28    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg New York Intermediate Municipal Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

Certified Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

30    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    31

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.
TAX INFORMATION

For the tax year ended September 30, 2014, dividends paid by the Fund of $1,691,774 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2014. Complete information will be reported in conjunction with your 2014 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New York Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

32    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2014 (Unaudited)

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was comparable to the return of the index and the average return for the fund category considered, that the Fund’s returns for the preceding nine calendar years were comparable to the returns of the index in five of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in eight of nine years. Noted quantitative data showed that the Fund’s annualized investment returns fell in the third quartile of investment performance of the first of two fund categories for the one-year period ended with the second quarter of the current year, fell in the second quartile of performance of the category for the three-year and five-year periods and fell at the first quartile of performance of the category for the ten-year period. Noted data further showed that the Fund’s annualized investment returns fell in the third quartile of performance of the second fund category for the one-year period ended with the second quarter, fell in the second quartile of performance for the three-year and five-year periods and fell in the top quartile of performance of the category for the ten-year period. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection, considered certain factors, including other fees and expenses charged to the Fund, the costs and profitability of the Advisor, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Funds.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectus. Data considered included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, and related data. Comparative fee and expense data considered by the Trustees showed that the Fund’s advisory fee was comparable to the median and average fee levels for the fund category, and that the level of total expense for a representative share class of the Fund was somewhat higher than the median and comparable to the average expense levels for the category. Peer group data showed that the Fund’s advisory fee level and total expense level for the representative share class fell above the median figures for the fund peer group and at the top of the range of levels for the group. The Trustees did not consider the differences significant in view of the other factors taken into account.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Certified Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2014 (Unaudited)

In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

34    Certified Annual Report

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of September 30, 2014, Thornburg managed approximately $74 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $395 million in Thornburg products as of September 30, 2014.

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH860

Thornburg Low Duration Income Fund

Commencement Date: December 30, 2013
Informational Brochure and Annual Report

SEPTEMBER 30, 2014

Thornburg

INVESTMENT MANAGEMENT

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IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796

Glossary

Barclays U.S. 1-3 Yr Aggregate Bond Index – Index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market with maturities between 1 and 3 years, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Barclays U.S. Credit Index – Index composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. The U.S. Credit Index is a subset of the U.S. Government/Credit Index and the U.S. Aggregate Index.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Asset-Backed Security – A security whose value and income payments are derived from and collateralized (or “backed”) by a specified pool of underlying assets. The pool of assets is typically a group of small and illiquid assets that are unable to be sold individually. Pooling the assets into financial instruments allows them to be sold to general investors, a process called securitization, and allows the risk of investing in the underlying assets to be diversified because each security will represent a fraction of the total value of the diverse pool of underlying assets.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations

Mortgage-backed Security – A type of asset-backed security that is secured by a mortgage or collection of mortgages. These securities must be grouped in one of the top two ratings as determined by a accredited credit rating agency and usually pay periodic payments that are similar to coupon payments. The mortgage must have originated from a regulated and authorized financial institution.

OAS (Option Adjusted Spread) – The flat spread over the treasury yield curve required to discount a security payment to match its market price.

Risk-Free Asset – An asset which has a virtually certain future return. Treasury bills are typically used to represent risk-free assets because they are backed by the U.S. government and have short maturities. Every investment carries some type of risk.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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THORNBURG LOW DURATION INCOME FUND

A High-Quality Bond Portfolio with Low Interest-Rate Exposure

Thornburg Low Duration Income Fund is an actively managed, laddered portfolio of debt obligations that are rated investment grade, or if no credit rating is available, are judged by the Fund’s advisor to be of comparable quality. The Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than three years. The Fund’s investments are determined by individual security analysis.

Portfolio Managers

Jason Brady, CFA    Lon Erickson, CFA

Objectives and Strategies

The Fund’s objective is to seek current income, consistent with preservation of capital. There is no guarantee that the Fund will meet its objectives.

The Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than three years.

Average Annual Total Returns

For Period Ended September 30, 2014

Since Inception
A Shares (Incep: 12/30/13)
Without sales charge	1.33%
With sales charge	-0.21%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 1.73%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses until at least February 1, 2015, so that actual expenses for Class A shares do not exceed 0.70%.

Portfolio Ladder

As of September 30, 2014

30-Day Yields, A Shares

As of September 30, 2014

Annualized Distribution Yield	0.71%

SEC Yield	0.52%

Without fee waivers and expense reimbursements, the SEC Yield would have been negative 1.94% and the Annualized Distribution Yield would have been negative 1.76% Unsubsidized yields may be disproportionately negative due to the size of net assets and fixed expenses.

Key Portfolio Attributes

As of September 30, 2014

Number of Bonds	88

Effective Duration	1.6 Yrs

Average Maturity	3.6 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 9.

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Thornburg Low Duration Income Fund

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

Thornburg Low Duration Income Fund	September 30, 2014 (Unaudited)

October 14, 2014

Dear Fellow Shareholders:

We are pleased to present the annual report for the Thornburg Low Duration Income Fund for the period from the Fund’s inception on December 30, 2013, through September 30, 2014. The net asset value (NAV) of a Class A share of the Thornburg Low Duration Income Fund increased 7 cents in the period to $12.38. If you were invested for the entire period, you received dividends of 9.29 cents per share. If you reinvested your dividends, you received 9.32 cents per share. Dividends per share were higher for Class I shares as a percentage of NAV to account for varying class-specific expenses. Please examine the accompanying exhibits for more detailed information.

For most of the period, financial-market volatility, at least as expressed by traditional industry metrics, was quite low despite several major economic and world events. The markets largely powered through the U.S. federal-government shutdown, the Federal Reserve’s (the Fed) reducing of asset purchases, a first-quarter GDP decline, Russia’s annexing Crimea and aiding eastern Ukraine separatists, the emergence of ISIS in the Middle East, and an Ebola outbreak. Even several weeks of outflows from high-yield and bank-loan funds negatively impacted only those markets, not other asset classes. Equities and investment-grade fixed income remained strong. However, just as the fiscal period ended, financial markets began to crack a little and volatility increased markedly. Weakening European economies and the threat of deflation on the continent, along with slowing Chinese growth and Ebola arriving in the U.S. and Europe, finally drove U.S. stocks (a decline of 4.8% for the month to date in the S&P 500 Index) and U.S. Treasury yields (with the 10-year Treasury yield down 0.30% for the month-to-date) lower. That said, let’s take a step back and look at the fiscal period just ended.

The U.S. Treasury yield curve flattened over the period. The two-year Treasury yield increased from 0.32% on September 30, 2013 to 0.57% on September 30, 2014. The 10-year U.S. Treasury yield declined from 2.61% to 2.49% over the same period. Why? The Fed began tapering its purchases of U.S. Treasuries and U.S. government agency mortgage-backed securities and continued to decrease the amount purchased throughout the period, such that all purchase activity is scheduled to have ended in October 2014. In addition, the Fed began discussing, at least in concept, when it might raise short-term interest rates for the first time this cycle. Both of those events caused short-term rates to rise as expected, but perhaps unexpectedly, longer-term rates fell.

There are an infinite number of potential reasons long rates may have fallen, but let’s look at two. First, the U.S. economy is growing and prices are rising, but neither is particularly robust compared to past cycles. Higher rates could cause the economy to slow and inflation to fall. Long-term rates reflect expected future short-term rates and expected inflation. If the economy slows, then both future short rates and inflation might fall. Today’s long-term rates could be anticipating such an outcome. Second, global economies appear to be weakening and at such junctures, investors tend to migrate to U.S. assets (particularly so called “risk-free” assets) as a safe haven. And while low relative to itself historically, a 10-year U.S. Treasury yield in the 2–2.5% range appears quite attractive relative to the 10-year German Bund at about 1% or the Japanese 10-year bond at about 0.50%. Global investor demand could be driving longer-term U.S. Treasury rates lower.

Meanwhile, credit spreads ground tighter for most of the period. The Barclays U.S. Credit Index Option-Adjusted Spread declined from 135 basis points on September 30, 2013 to 107 basis points on September 30, 2014. Investors’ continued search for income drove most fixed-income sectors tighter/lower in spread and yield. In addition, corporate balance sheets, while marginally weaker year-over-year, are quite strong and supported by robust cash flow generation. Household financial health is also reasonably stable given the improvement in the labor market. Credit spreads did begin to weaken in late summer in sympathy with high yield and bank loans. Those asset classes experienced outflows, driving their spreads and yields markedly wider and higher. Investment-grade credit spreads widened about 10 basis points during this period.

During the period, we kept the Fund’s duration relatively short in the context of its 5-year maturity ladder, believing the greater risk to be a sudden rise in rates. Short-term rates did rise, but long rates fell, which means this duration position had a negative impact on total return. We maintained our credit overweight, albeit it with somewhat of a shift towards structured products (asset-backed securities of one type or another) from corporate bonds, believing a general move up in quality presented a better risk-reward opportunity. Tighter credit spreads meant the Fund benefited from this asset allocation, and moreover, it benefited from the move up in quality, as BBB spreads, in general, increased more than higher-rated bond spreads. Overall, we believe the Fund performed reasonably well in this environment, and more specifically, performed like a core bond fund should.

Certified Annual Report    7

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Low Duration Income Fund	September 30, 2014 (Unaudited)

The Class A shares of the Thornburg Low Duration Income Fund produced a total return of 1.33% at NAV during the period covered in this report. The Barclays U.S. 1-3 Yr Aggregate Bond Index produced a 0.63% total return over the same time period. The Barclays index reflects no deduction for fees, expenses, or taxes.

As we look forward, we believe significant price increases in high-quality fixed income are unlikely. Benchmark U.S. Treasuries are trading at low yields, and even with their recent backup, credit spreads are still a bit on the tight side. Furthermore, with the global economy, especially those of Europe and China, looking increasingly shaky, market volatility may increase further in the coming months, resulting in a bumpy ride for investors. Nevertheless, we believe your Fund is well positioned to achieve its longer-term goals of capital preservation and a reasonably attractive income stream, no matter what environment we may be entering. The Fund is a laddered portfolio. The maturity ladder strategy balances duration and yield in a manner designed to provide the best risk-adjusted returns over time. We believe that the Thornburg Low Duration Income Fund continues to be an appropriate vehicle for investors looking for a core bond investment.

Thank you very much for investing in the Fund.

Sincerely,

Jason H. Brady, CFA	Lon R. Erickson, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Low Duration Income Fund	September 30, 2014

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from Fitch Ratings. “NR” = not rated.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 24.11%
United States Treasury Notes, 0.25% due 7/15/2015	NR/Aaa	$635,000	$635,847
United States Treasury Notes, 0.25% due 10/31/2015	NR/NR	100,000	100,108
United States Treasury Notes, 0.25% due 12/31/2015	NR/NR	100,000	100,034
United States Treasury Notes, 0.375% due 4/30/2016	NR/NR	100,000	99,958
United States Treasury Notes, 0.375% due 5/31/2016	NR/NR	565,000	564,412
United States Treasury Notes, 0.50% due 6/15/2016	NR/Aaa	100,000	100,091
United States Treasury Notes, 0.625% due 12/15/2016	NR/NR	100,000	99,793
United States Treasury Notes, 2.75% due 5/31/2017	NR/Aaa	100,000	104,710
United States Treasury Notes, 0.875% due 6/15/2017	NR/NR	100,000	99,758
United States Treasury Notes, 0.50% due 7/31/2017	NR/Aaa	400,000	393,902
United States Treasury Notes, 0.75% due 12/31/2017	NR/Aaa	100,000	98,407
United States Treasury Notes, 2.625% due 4/30/2018	NR/Aaa	100,000	104,376

TOTAL U.S. TREASURY SECURITIES (Cost $2,501,353)			2,501,396

U.S. GOVERNMENT AGENCIES — 3.49%
Export Leasing (2009) LLC, (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	NR/NR	90,807	90,454
[a] Micron Semiconductor Ltd., (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	NR/NR	90,000	89,885
SLMA Student Loan Trust 2013-4 Class A, 0.705% due 6/25/2027	NR/Aaa	87,991	88,100
Small Business Administration Participation Certificates, Series 2005-20K Class 1, 5.36% due 11/1/2025	NR/NR	85,864	93,930

TOTAL U.S. GOVERNMENT AGENCIES (Cost $360,688)			362,369

OTHER GOVERNMENT — 2.97%
[a] Corp Andina de Fomento, 3.75% due 1/15/2016	AA-/Aa3	100,000	103,500
[a] Export-Import Bank of Korea, 5.875% due 1/14/2015	A+/Aa3	100,000	101,422
[a,b] Turks and Caicos Islands, 3.20% due 2/22/2016	AAA/NR	100,000	103,138

TOTAL OTHER GOVERNMENT (Cost $306,955)			308,060

MORTGAGE BACKED — 0.98%
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413% due 1/25/2021	NR/Aaa	100,000	101,796

TOTAL MORTGAGE BACKED (Cost $101,992)			101,796

ASSET BACKED SECURITIES — 20.09%
ADVANCE RECEIVABLES — 3.38%
[b] HLSS Servicer Advance Receivables Trust, Series 2013-T5 Class AT5, 1.979% due 8/15/2046	AAA/NR	100,000	100,456
[b] HLSS Servicer Advance Receivables Trust, Series 2013-T7 Class A7, 1.981% due 11/15/2046	AAA/NR	100,000	100,190
[b] HLSS Servicer Advance Receivables Trust, Series 2014-T2 Class AT2, 2.217% due 1/15/2047	AAA/NR	100,000	100,568
[b] New Residential Advance Receivables Trust, Series 2014-T1 Class A1, 1.274% due 3/15/2045	AAA/NR	50,000	50,055

			351,269

Certified Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2014

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
AUTO RECEIVABLES — 3.54%
[b] Exeter Automobile Receivables Trust, Series 2014-1A Class A, 1.29% due 5/15/2018	AA/NR	$67,188	$67,310
[b] GM Financial Automobile Leasing Trust, Series 2014-2A Class A4, 1.62% due 2/20/2018	NR/Aaa	100,000	99,864
[b,c] Oscar US Funding Trust, Series 2014-1A Class A3, 1.72% due 3/15/2015	AAA/Aaa	100,000	99,976
Santander Drive Auto Receivables Trust, Series 2013-2 Class B, 1.33% due 3/15/2018	AA/Aaa	100,000	100,287

			367,437

COMMERCIAL MTG TRUST — 6.57%
[b] BAMLL-DB Trust, Series 2012-OSI Class A2FX, 3.352% due 4/13/2029	NR/Aaa	99,953	102,699
[b] DBUBS Mtg Trust CMO, Series 2011-LC1A Class A1, 3.742% due 11/10/2046	NR/Aaa	89,966	92,902
[b] FREMF Mtg Trust, Series 2013-KF02 Class B Floating Rate Note, 2.821% due 12/25/2045	NR/Baa3	84,605	87,431
[b] JPMorgan Chase Commercial Mtg, Series 2013-JWRZ Class B Floating Rate Note, 1.304% due 4/15/2030	AA-/Aa3	100,000	99,812
[b] JPMorgan Chase Commercial Mtg, Series 2014-BXH Class A Floating Rate Note, 1.054% due 4/15/2027	AAA/NR	100,000	100,056
[b] Motel 6 Trust, Series 2012-MTL6 Class A2, 1.948% due 10/5/2025	AAA/NR	100,000	98,808
WFRBS Commercial Mtg Trust, Series 2014-C22 Class A1, 1.479% due 9/15/2057	NR/Aaa	100,000	99,603

			681,311

OTHER ASSET BACKED — 5.73%
[b] Alterna Funding I, LLC, Series 2014-1A, 1.639% due 2/15/2021	NR/NR	97,476	97,232
[b] CLI Funding, LLC, Series 2014-1A Class A, 3.29% due 6/18/2029	A/NR	97,328	96,659
[b,c] Concord Funding Co., LLC, Series 2013-1 Class A, 2.42% due 2/15/2015	A/NR	100,000	100,000
[b] PFS Financing Corp., Series 2013-AA Class A Floating Rate Note, 0.704% due 2/15/2018	AAA/Aaa	100,000	100,003
[b] PFS Tax Lien Trust, Series 2014-1, 1.44% due 5/15/2029	AAA/NR	84,628	84,697
[b] Sierra Receivables Funding Co., LLC, Series 2012-1A Class A, 2.84% due 11/20/2028	A+/NR	40,921	41,623
[b] Sierra Receivables Funding Co., LLC, Series 2014-1A Class A, 2.07% due 3/20/2030	A/NR	74,007	73,997

			594,211

STUDENT LOAN — 0.87%
[b] Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1 Floating Rate Note, 0.706% due 5/25/2027	AA+/NR	89,807	90,294

			90,294

TOTAL ASSET BACKED SECURITIES (Cost $2,081,933)			2,084,522

CORPORATE BONDS — 33.16%
AUTOMOBILES & COMPONENTS — 1.97%
Automobiles — 1.97%
[a,b] Hyundai Capital Services, Inc., 6.00% due 5/5/2015	BBB+/Baa1	100,000	103,024
[b] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	A-/A3	100,000	101,005

			204,029

BANKS — 3.76%
Banks — 2.69%
Bank of America Corp. Floating Rate Note, 1.274% due 1/15/2019	A-/Baa2	100,000	101,426
Citigroup, Inc., 2.50% due 7/29/2019	A-/Baa2	75,000	74,332
[a,b] Standard Chartered plc, 3.20% due 5/12/2016	A+/A2	100,000	103,528
Thrifts & Mortgage Finance — 1.07%
[a,b] Northern Rock Covered Bond LLP, 5.625% due 6/22/2017	AAA/Aaa	100,000	110,644

			389,930

CAPITAL GOODS — 1.98%
Construction & Engineering — 0.99%
URS Corp., 3.85% due 4/1/2017	BBB-/Baa3	100,000	103,211
Machinery — 0.99%
[a,b] Volvo Treasury AB, 5.95% due 4/1/2015	BBB/Baa2	100,000	102,587

			205,798

COMMERCIAL & PROFESSIONAL SERVICES — 0.99%
Commercial Services & Supplies — 0.99%
Cintas Corp. No. 2, 2.85% due 6/1/2016	BBB+/A2	100,000	102,962

			102,962

10     Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2014

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
CONSUMER DURABLES & APPAREL — 0.97%
Household Durables — 0.97%
Newell Rubbermaid, Inc., 2.00% due 6/15/2015	BBB-/Baa3	$100,000	$100,952

			100,952

CONSUMER SERVICES — 1.01%
Diversified Consumer Services — 1.01%
George Washington University, 4.411% due 9/15/2017	A+/A1	100,000	104,396

			104,396

DIVERSIFIED FINANCIALS — 5.11%
Capital Markets — 3.66%
[a] Deutsche Bank AG London, 2.50% due 2/13/2019	A/A3	75,000	75,395
Goldman Sachs Group, Inc. Floating Rate Note, 1.334% due 11/15/2018	A-/Baa1	100,000	101,736
Legg Mason, Inc., 2.70% due 7/15/2019	BBB/Baa1	100,000	100,297
[a,b] Macquarie Bank Ltd., 3.45% due 7/27/2015	A/A2	100,000	102,336
Consumer Finance — 0.97%
Synchrony Financial, 1.875% due 8/15/2017	BBB-/NR	50,000	50,069
Synchrony Financial, 3.00% due 8/15/2019	BBB-/NR	50,000	50,137
Diversified Financial Services — 0.48%
Moody’s Corp., 2.75% due 7/15/2019	BBB+/NR	50,000	50,263

			530,233

ENERGY — 1.94%
Oil, Gas & Consumable Fuels — 1.94%
[a,b] Delek & Avner Tamar Bond Ltd., 2.803% due 12/30/2016	BBB-/Baa3	100,000	100,000
[a] Petrobras Global Finance B.V. Floating Rate Note, 2.595% due 3/17/2017	BBB-/Baa1	100,000	101,116

			201,116

FOOD & STAPLES RETAILING — 0.89%
Food & Staples Retailing — 0.89%
Smith’s 1994-A3 Pass Through Trust, 9.20% due 7/2/2018	BBB/A3	80,850	92,376

			92,376

FOOD, BEVERAGE & TOBACCO — 1.97%
Beverages — 1.00%
[a] Coca Cola HBC Finance B.V., 5.50% due 9/17/2015	BBB/Baa1	100,000	104,018
Food Products — 0.97%
Ingredion, Inc., 1.80% due 9/25/2017	BBB/Baa2	100,000	100,408

			204,426

HEALTH CARE EQUIPMENT & SERVICES — 0.97%
Health Care Providers & Services — 0.97%
Catholic Health Initiatives, 1.60% due 11/1/2017	A+/NR	100,000	100,438

			100,438

INSURANCE — 1.93%
Insurance — 1.93%
[b] Principal Life Global Funding II, 2.375% due 9/11/2019	A+/A1	50,000	49,753
[b] Principal Life Global Funding II, 1.50% due 9/11/2017	A+/A1	50,000	49,973
[b] Reliance Standard Life Insurance Co., 2.50% due 4/24/2019	A+/A2	100,000	100,034

			199,760

MATERIALS — 0.97%
Metals & Mining — 0.97%
[b] Glencore Funding, LLC Floating Rate Note, 1.594% due 1/15/2019	BBB/Baa2	100,000	100,748

			100,748

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2014

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
SOFTWARE & SERVICES — 0.96%
Information Technology Services — 0.96%
Total System Services, Inc., 2.375% due 6/1/2018	BBB+/Baa3	$100,000	$99,297

			99,297

TELECOMMUNICATION SERVICES — 4.07%
Diversified Telecommunication Services — 3.04%
AT&T, Inc. Floating Rate Note, 1.148% due 11/27/2018	A-/A3	100,000	101,756
[a] Telefonica Emisiones SAU, 6.421% due 6/20/2016	BBB/Baa2	100,000	108,680
Verizon Communications, Inc. Floating Rate Note, 1.984% due 9/14/2018	BBB+/Baa1	100,000	105,342
Wireless Telecommunication Services — 1.03%
[b] Crown Castle Towers, LLC, 5.495% due 1/15/2037	NR/A2	100,000	107,044

			422,822

TRANSPORTATION — 1.75%
Air Freight & Logistics — 0.77%
[b] FedEx Corp. 2012 Pass Through Trust, 2.625% due 1/15/2018	BBB/A3	78,050	79,390
Road & Rail — 0.98%
[a],[b] Asciano Finance Ltd., 3.125% due 9/23/2015	BBB-/Baa2	100,000	101,843

			181,233

UTILITIES — 1.92%
Electric Utilities — 0.96%
[a,b] Electricite de France S.A., 2.15% due 1/22/2019	NR/NR	100,000	99,722
Gas Utilities — 0.96%
The Laclede Group, Inc. Floating Rate Note, 0.979% due 8/15/2017	BBB+/Baa2	100,000	99,971

			199,693

TOTAL CORPORATE BONDS (Cost $3,425,594)			3,440,209

CONVERTIBLE BONDS — 0.46%

REAL ESTATE — 0.46%
Real Estate Investment Trusts — 0.46%
[b] IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	50,000	48,000

			48,000

TOTAL CONVERTIBLE BONDS (Cost $46,550)			48,000

MUNICIPAL BONDS — 5.93%
City & County of Denver Airport System, 0.20% due 11/15/2025 put 10/1/2014 (Denver International Airport; Insured:
AGM; SPA: Morgan Stanley Bank) (daily demand notes)	AA/A1	115,000	115,000
JobsOhio Beverage System, 2.217% due 1/1/2019 (State Liquor Enterprise)	AA/Aa3	100,000	99,543
Louisiana Local Government Environmental Facilities and Community Development Authority, 1.66% due 2/1/2022 (Louisiana Utilities Restoration)	AAA/Aaa	100,000	99,694
Massachusetts Housing Finance Agency, 1.45% due 12/1/2015 (Multi-Family Residential Development)	A+/Aa3	100,000	100,470
Sandoval County New Mexico, 1.452% due 6/1/2017	A+/NR	100,000	100,589
State of New York Mortgage Agency, 0.42% due 10/1/2014	NR/Aa1	50,000	50,000
State of New York Mortgage Agency, 0.52% due 4/1/2015	NR/Aa1	50,000	49,975

TOTAL MUNICIPAL BONDS (Cost $611,161)			615,271

TOTAL INVESTMENTS — 91.19% (Cost $9,436,226)			$9,461,623
OTHER ASSETS LESS LIABILITIES — 8.81%			914,616

NET ASSETS — 100.00%			$10,376,239

12     Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2014

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Yankee Bond-Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. Most of these securities have been deemed to be liquid for purposes of the Fund’s limitation on investment in illiquid securities. As of September 30, 2014, the aggregate value of these securities in the Fund’s portfolio was $3,447,401, representing 33.22% of the Fund’s net assets.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Low Duration Income Fund	September 30, 2014

ASSETS
Investments at value (cost $9,436,226) (Note 2)	$9,461,623
Cash	969,729
Receivable for fund shares sold	32
Receivable from investment advisor	17,757
Interest receivable	37,384
Prepaid expenses and other assets	14,242

Total Assets	10,500,767

LIABILITIES
Payable for fund shares redeemed	100,610
Accounts payable and accrued expenses	23,581
Dividends payable	337

Total Liabilities	124,528

NET ASSETS	$10,376,239

NET ASSETS CONSIST OF
Undistributed net investment income	$1,386
Net unrealized appreciation on investments	25,397
Accumulated net realized gain (loss)	(864)
Net capital paid in on shares of beneficial interest	10,350,320

$10,376,239

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($6,678,251 applicable to 539,601 shares of beneficial interest outstanding - Note 4)	$12.38
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.57

Class I Shares:
Net asset value, offering and redemption price per share ($3,697,988 applicable to 298,791 shares of beneficial interest outstanding - Note 4)	$12.38

See notes to financial statements.

14    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Low Duration Income Fund	Period Ended September 30, 2014*

INVESTMENT INCOME
Interest income (net of premium amortized of $41,503)	$86,480

EXPENSES
Investment advisory fees (Note 3)	22,167
Administration fees (Note 3)
Class A Shares	3,911
Class I Shares	1,207
Distribution and service fees (Note 3)
Class A Shares	6,257
Transfer agent fees
Class A Shares	5,030
Class I Shares	5,800
Registration and filing fees
Class A Shares	26,926
Class I Shares	26,964
Custodian fees (Note 3)	17,960
Professional fees	46,004
Accounting fees	275
Trustee fees	245
Other expenses	12,332

Total Expenses	175,078
Less:
Expenses reimbursed by investment advisor (Note 3)	(112,394)
Investment advisory and other fund level fees waived by investment advisor (Note 3)	(33,542)
Fees paid indirectly (Note 3)	(225)

Net Expenses	28,917

Net Investment Income	57,563

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	522
Net change in unrealized appreciation (depreciation) of investments	25,397

Net Realized and Unrealized Gain	25,919

Net Increase in Net Assets Resulting from Operations	$83,482

*	For the period from commencement of operations on December 30, 2013 through September 30, 2014.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Low Duration Income Fund

Period Ended* September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$57,563
Net realized gain (loss) on investments	522
Net unrealized appreciation (depreciation) on investments	25,397

Net Increase (Decrease) in Net Assets Resulting from Operations	83,482

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(28,921)
Class I Shares	(28,642)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	6,667,167
Class I Shares	3,683,153

Net Increase in Net Assets	10,376,239

NET ASSETS
Beginning of Period	—

End of Period	$10,376,239

Undistributed net investment income	$1,386

*	For the period from commencement of operations on December 30, 2013 through September 30, 2014.

See notes to financial statements.

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Low Duration Income Fund	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg Low Duration Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income consistent with the preservation of capital.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2014

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comarable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2014
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$2,501,396	$2,501,396	$—	$—
U.S. Government Agencies	362,369	—	362,369	—
Mortgage Backed	101,796	—	101,796	—
Other Government	308,060	—	308,060	—
Asset Backed Securities	2,084,522	—	1,984,522	100,000
Corporate Bonds	3,440,209	—	3,440,209	—
Convertible Bonds	48,000	—	48,000	—
Municipal Bonds	615,271	—	615,271	—

Total Investments in Securities	$9,461,623	$2,501,396	$6,860,227	$100,000

(a)	In accordance with the guidance prescribed in Accounting Standard Update No. 2011-14 (“ASU No. 2011-04”), a portfolio security characterized as a Level 3 investment representing $100,000 market value in Asset Backed Securities at September 30, 2014, was fair valued by the Committee using an income approach based upon the present value of anticipated future cash flows and a discounted 2.4% internal rate of return provided by a third-party expert provider.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the period ended September 30, 2014.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2014

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the period ended September 30, 2014 is as follows:

	Asset Backed Securities	Total(b)
Beginning Balance 9/30/2013	$—	$—
Accrued Discounts (Premiums)	1,436	1,436
Net Realized Gain (Loss)	—	—
Gross Purchases	97,750	97,750
Gross Sales	—	—
Net Change in Unrealized
Appreciation (Depreciation)(a)(c)	814	814
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance 9/30/2014	$100,000	$100,000

(a)	Total amount of Net Change in Unrealized Appreciation (Depreciation) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the period ended September 30, 2014.
(b)	Level 3 investments represent 0.96% of total Net Assets at the period ended September 30, 2014. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.
(c)	The Net Change in Unrealized Appreciation (Depreciation) attributable to securities held at September 30, 2014, which were fair valued using significant unobservable inputs (Level 3) was $814. This is included within the net change in unrealized appreciation (depreciation) on investments in the Fund’s Statement of Operations.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash by entering into repurchase agreements under which the Fund delivers cash to a counterparty, the counterparty delivers securities as collateral, and the Fund is obligated to resell that collateral to the counterparty at an agreed upon price at the maturity date of the repurchase agreement. Securities pledged as collateral under repurchase agreements are held in custody with a third party custodian until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the counterparty’s obligations. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Fund may invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2014

losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the period ended September 30, 2014, these fees were payable at annual rates ranging from .40 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended September 30, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $18 from the sale of Class A shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .20 of 1% per annum of the average daily net assets attributable to each Class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the period ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A and Class I expenses do not exceed 0.70% and 0.50%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal period.

For the period ended September 30, 2014, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $56,138 for Class A shares and $56,256 for Class I shares, and voluntarily waived investment advisory and other fund level fees of $33,542.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended September 30, 2014, fees paid indirectly were $225.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the period ended September 30, 2014, the Fund had transactions with affiliated funds in compliance with Rule 17a-7 under the 1940 Act of $4,726,141 in purchases and $705,441 in sales.

The percentages of direct investments by affiliated Trustees, officers, and the Advisor in the Fund are approximately 51.3%.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2014

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended September 30, 2014*
	Shares	Amount
Class A Shares
Shares sold	548,858	$6,781,755
Shares issued to shareholders in reinvestment of dividends	2,224	27,529
Shares repurchased	(11,481)	(142,117)

Net increase (decrease)	539,601	$6,667,167

Class I Shares
Shares sold	342,617	$4,225,814
Shares issued to shareholders in reinvestment of dividends	2,304	28,523
Shares repurchased	(46,130)	(571,184)

Net increase (decrease)	298,791	$3,683,153

*	Fund commenced operations on December 30, 2013.

NOTE 5 – INVESTMENT TRANSACTIONS

For the period ended September 30, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments and U. S. Government obligations) of $8,091,579 and $1,530,657, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$9,436,226

Gross unrealized appreciation on a tax basis	$35,433
Gross unrealized depreciation on a tax basis	(10,036)

Net unrealized appreciation (depreciation) on investments (tax basis)	$25,397

At September 30, 2014, the Fund had tax basis undistributed net ordinary investment income of $1,723.

At September 30, 2014, the Fund had cumulative tax basis capital losses of $864, (of which $864 is short-term and $0 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

The tax character of distributions paid during the period ended September 30, 2014, was $57,563 from ordinary income.

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized gain (loss) on investments by $1,386 and increased undistributed net realized investment income by $1,386. This reclassification has no impact on the net asset value of the Fund. This reclassification resulted from paydown gain (loss) tax adjustments.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, and the risks associated with investments in non-U.S. issuers. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    21

FINANCIAL HIGHLIGHTS

    Thornburg Low Duration Income Fund

	PER SHARE PERFORMANCE (for a Share Outstanding Throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (loss)	Net Realized & Unrealized Gain (loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Dividends From Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2014(b)(c)	$12.31	0.08	0.08	0.16	(0.09)	—	(0.09)	$12.38	0.92	(d)	0.62	(d)	0.61	(d)	3.14	(d)	1.33	23.70	$6,678
Class I Shares
2014(b)	$12.31	0.11	0.07	0.18	(0.11)	—	(0.11)	$12.38	1.19	(d)	0.41	(d)	0.41	(d)	3.19	(d)	1.48	23.70	$3,698

(a)	Not annualized for periods less than one year.
(b)	Fund commenced operations on December 30, 2013.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

22 Certified Annual Report	Certified Annual Report 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Low Duration Income Fund

To the Trustees and Shareholders of

Thornburg Low Duration Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Low Duration Income Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period of December 30, 2013, (commencement of operations) through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

24    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Low Duration Income Fund	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/ or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period† 4/1/14–9/30/14
Class A Shares
Actual	$1,000.00	$1,006.30	$2.97
Hypothetical*	$1,000.00	$1,022.11	$2.99
Class I Shares
Actual	$1,000.00	$1,007.30	$1.85
Hypothetical*	$1,000.00	$1,023.23	$1.86

†	Expenses are equal to the annualized expense ratio for each class (A: 0.59%; I: 0.37%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    25

INDEX COMPARISON

Thornburg Low Duration Income Fund	September 30, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

Since Inception
A Shares (Incep: 12/30/13)	-0.21%
I Shares (Incep: 12/30/13)	1.48%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares.

26    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Low Duration Income Fund	September 30, 2014 (Unaudited)

Name, Age, Year Elected, Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

Certified Annual Report    27

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2014 (Unaudited)

Name, Age, Year Elected, Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

28    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2014 (Unaudited)

Name, Age, Year Elected, Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    29

OTHER INFORMATION

Thornburg Low Duration Income Fund	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

No proxy voting information is currently available because the Fund commenced operations on December 30, 2013. The Fund expects to begin making annual proxy voting information available in accordance with applicable regulations commencing on or before August 31, 2014. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax period ended September 30, 2014, dividends paid by the Thornburg Low Duration Income Fund of $57,563 are being reported as ordinary investment income dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2014. Complete information will be reported in conjunction with your 2014 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Low Duration Income Fund pursuant to an investment advisory agreement. The Trustees considered the renewal of this agreement for the first time since its initial approval in 2013, and determined to renew the agreement, on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

30    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2014 (Unaudited)

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (among other information) quantitative measures of the Fund’s absolute and relative investment performance.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data considered by the Trustees in their evaluation showed that the Fund’s annualized investment returns fell near the midpoint of performance of a mutual fund category in the three-month period ending with the second quarter of the current year and fell in the second quartile of performance of the category in the year-to-date period, and that the Fund’s annualized investment returns fell in the second quartile of performance of a second fund category in the three-month period ending with the second quarter and fell in the top quartile of performance of the second category for the year-to-date period.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection considered certain factors, including other fees and expenses charged to the Fund, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Fund.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectus. Data considered included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, and related data. Comparative fee and expense data considered by the Trustees showed that the advisory fee for the Fund, before fee waivers, was comparable to the median and average fee levels for the fund category, and that the level of total expense for a representative share class, after fee waivers and expense reimbursements, was lower than the median and average expense levels for the category. Data for the peer group showed that the Fund’s advisory fee level before waivers was comparable to the peer group median, and that the total expense level for the Fund, after fee waivers and reimbursements, fell below the median level for the group.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

The Trustees did not consider the profitability of the Fund to the Advisor because of the Fund’s recent inception and absence of profitability to the Advisor.

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Certified Annual Report    31

OTHER INFORMATION, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2014 (Unaudited)

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

32    Certified Annual Report

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report (Unaudited)

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report    33

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3171

Thornburg Limited Term Income Funds

Informational Brochure and Annual Report

SEPTEMBER 30, 2014

Thornburg

INVESTMENT MANAGEMENT

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IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Funds’ shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Funds carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of a bond will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage backed securities may bear additional risk. Please see each Fund’s Prospectus for a discussion of the risks associated with an investment in either Fund. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares maybe higher than those for other classes. Class I, R3, R4, and R5 shares may not be available to all investors.

LIMITED TERM U.S. GOVERNMENT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class B	LTUBX	885-215-848
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861

LIMITED TERM INCOME FUND
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853

Glossary

Barclays Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.

Barclays Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies, and its instrumentalities having maturities from one up to ten years.

Barclays U.S. Credit Index – An index composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals, and local authorities. The U.S. Credit Index is a subset of the U.S. Government/Credit Index and the U.S. Aggregate Index.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment-grade, speculative-grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and/or Fitch Ratings.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Mortgage-Backed Security – A type of asset-backed security that is secured by a mortgage or collection of mortgages. These securities must be grouped in one of the top two ratings as determined by a accredited credit rating agency and usually pay periodic payments that are similar to coupon payments. The mortgage must have originated from a regulated and authorized financial institution.

OAS (Option Adjusted Spread) – The flat spread over the treasury yield curve required to discount a security payment to match its market price.

Risk-Free Asset – An asset which has a virtually certain future return. Treasury bills are typically used to represent risk-free assets because they are backed by the U.S. government and have short maturities. Every investment carries some type of risk.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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THORNBURG LIMITED TERM U.S. GOVERNMENT FUND

At Thornburg, our approach to management of the Thornburg Limited Term U.S. Government Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting careful research to invest where we see the best relative value among government and agency sectors.

Portfolio Manager

Jason Brady, CFA

Objectives and Strategies

The Fund’s primary objective is to obtain as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations at least 80% of which are issued by the U.S. Government, its agencies, or its instrumentalities, with an average maturity of normally less than five years.

Long-Term Stability of Principal

Net Asset Value History of A Shares from November 16, 1987 through September 30, 2014

Average Annual Total Returns

For Periods Ended September 30, 2014

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 11/16/87)
Without sales charge	1.30%	0.72%	1.89%	3.08%	5.26%
With sales charge	-0.20%	0.22%	1.59%	2.92%	5.20%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for the Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.89%, as disclosed in the most recent Prospectus.

Portfolio Ladder

As of September 30, 2014

30-Day Yields, A Shares

As of September 30, 2014

Annualized Distribution Yield	1.98%

SEC Yield	0.94%

Key Portfolio Attributes

As of September 30, 2014

Number of Bonds	137

Effective Duration	2.7 Yrs

Average Maturity	3.4 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 9.

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THORNBURG LIMITED TERM INCOME FUND

The Thornburg Limited Term Income Fund takes the laddering strategy to the broader fixed-income market. Expanding beyond government and agency securities brings additional risks-as well as potentially higher returns. Our team addresses these uncertainties by employing a comprehensive approach to risk management. While utilizing the ladder to balance interest-rate and reinvestment risk, the team also:

•	Invests on a cash-only basis. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducts in-depth fundamental research on each credit issue under consideration. The goal of this research is identification of bonds which provide a reasonable return for their given level of risk.

•	Maintains a portfolio of high-quality bonds and diversifies among a large number of bonds to minimize the potential impact of default by any single issuer.

Portfolio Managers

Jason Brady, CFA    Lon Erickson, CFA

Objectives and Strategies

The Fund’s primary objective is to obtain as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations which are investment grade or judged by the advisor to be of equivalent quality, with an average maturity of normally less than five years.

Long-Term Stability of Principal

Net Asset Value History of A Shares from October 1, 1992 through September 30, 2014

Average Annual Total Returns

For Periods Ended September 30, 2014

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 10/1/92)
Without sales charge	3.61%	3.75%	4.65%	4.51%	5.39%
With sales charge	2.09%	3.23%	4.32%	4.35%	5.32%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for the Class A shares is 1.50%. The total annual operating expenses of Class A shares are 0.88% as disclosed in the most recent Prospectus.

Portfolio Ladder

As of September 30, 2014

30-Day Yields, A Shares

As of September 30, 2014

Annualized Distribution Yield	1.91%

SEC Yield	1.48%

Key Portfolio Attributes

As of September 30, 2014

Number of Bonds	461

Effective Duration	2.8 Yrs

Average Maturity	5.2 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

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Thornburg Limited Term Income Funds

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

Thornburg Limited Term Income Funds	September 30, 2014 (Unaudited)

October 14, 2014

Dear Fellow Shareholders:

We are pleased to present the annual report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the year ended September 30, 2014. The net asset value (NAV) of a Class A share of the Limited Term U.S. Government Fund decreased 9 cents in the period to $13.27. If you were invested for the entire period, you received dividends of 26.2 cents per share. If you reinvested your dividends, you received 26.4 cents per share. The NAV of a Class A share of the Thornburg Limited Term Income Fund increased 7 cents in the period to $13.49. If you were invested for the entire period, you received dividends of 29.7 cents per share. If you reinvested your dividends, you received 30.0 cents per share. Dividends per share were lower or higher depending on the share class expenses as a percentage of NAV to account for varying class-specific expenses. Please examine the accompanying exhibits for more detailed information.

For most of the year, financial-market volatility, at least as expressed by traditional industry metrics, was quite low despite several major economic and world events. The markets largely powered through the U.S. federal-government shutdown, the Federal Reserve’s (the Fed) reduction of asset purchases, a first-quarter GDP decline, Russia’s annexing Crimea and aiding eastern Ukraine separatists, the emergence of ISIS in the Middle East, and an Ebola outbreak. Even several weeks of outflows from high-yield and bank-loan funds negatively impacted only those markets, not other asset classes. Equities and investment-grade fixed income remained strong. However, just as the fiscal year ended, financial markets began to crack a little and volatility increased markedly. Weakening European economies, the threat of deflation on the continent, coupled with slowing Chinese growth and Ebola arriving in the U.S. and Europe, finally drove U.S. stocks (a decline of 4.8% for the month to date in the S&P 500 Index) and U.S. Treasury yields (with the 10-year Treasury yield down 0.30% for the month to date) lower. That said, let’s take a step back and look at the fiscal year just ended.

The U.S. Treasury yield curve flattened over the year. The two-year Treasury yield increased from 0.32% on September 30, 2013, to 0.57% on September 30, 2014. The 10-year U.S. Treasury yield declined from 2.61% to 2.49% over the same period. Why? The Fed began tapering purchases of U.S. Treasuries and U.S. government agency mortgage-backed securities and continued to decrease the amount purchased throughout the year, such that all purchase activity is scheduled to have ended in October 2014. In addition, the Fed began discussing, at least in concept, when it might raise short-term interest rates for the first time this cycle. Both of those events caused short-term rates to rise as expected, but perhaps unexpectedly, longer-term rates fell.

There are an infinite number of potential reasons long rates may have fallen, but let’s look at two. First, the U.S. economy is growing and prices are rising, but neither is particularly robust compared to past cycles. Higher rates could cause the economy to slow and inflation to fall. Long-term rates reflect expected future short-term rates and expected inflation. If the economy slows, then both future short rates and inflation might fall. Today’s long-term rates could be anticipating such an outcome. Second, global economies appear to be weakening and at such junctures, investors tend to migrate to U.S. assets (particularly so called risk-free assets) as a safe haven. So while low relative to itself historically, a U.S. Treasury yield in the 2-2.5% range appears quite attractive relative to the 10-year German Bund at about 1% or the Japanese 10-year bond at about 0.50%. Global investor demand could be driving longer-term U.S. Treasury rates lower.

Meanwhile, credit spreads ground tighter for most of the year. The Barclays U.S. Credit Index Option-Adjusted Spread declined from 135 basis points on September 30, 2013 to 107 basis points on September 30, 2014. Investors’ continued search for income drove most fixed-income sectors tighter/lower in spread and yield. In addition, corporate balance sheets, while marginally weaker year-over-year, are quite strong and supported by robust cash flow generation. Household financial health is also reasonably stable given the improvement in the labor market. Credit spreads did begin to weaken in late summer in sympathy with high yield and bank loans. Those asset classes experienced outflows, driving their spreads and yields markedly wider and higher. Investment-grade credit spreads widened about 10 basis points during this period.

During the fiscal year, we kept the Funds’ durations on the shorter end of their historic ranges, believing the greater risk to be a sudden rise in rates. Short-term rates did rise, but long rates fell, which means this duration position had a negative impact on total return. We maintained our credit overweight, albeit with somewhat of a shift towards structured products (asset-backed securities of one type or another) from corporate bonds, believing a general move up in quality presented a better risk-reward opportunity. Tighter credit spreads meant the Funds benefited from this asset allocation, and moreover, they benefited from the

Certified Annual Report    7

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014 (Unaudited)

move up in quality, as BBB spreads, in general, increased more than higher-rated bond spreads. Overall, we believe the Funds performed reasonably well in this environment, and more specifically, performed like core bond funds should.

Putting income and change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 1.30% at NAV over the twelve-month period. The Barclays Intermediate Government Bond Index produced a 1.14% total return over the same time period. The average return for the Lipper Short-Intermediate U.S. Government Bond category was 1.07%. The Class A shares of the Thornburg Limited Term Income Fund produced a total return 3.61% at NAV over the twelve-month period. The Barclays Intermediate Government/Credit Bond Index produced a 2.20% total return over the same time period. The return for the Lipper Short-Intermediate Investment Grade Debt category was 1.88%. Both indices reflect no deduction for fees, expenses, or taxes.

As we look forward, we believe significant price increases in high-quality fixed income are unlikely. Benchmark U.S. Treasuries are trading at low yields, and even with their recent backup, credit spreads are still a bit on the tight side. Furthermore, with the global economy, especially those of Europe and China, looking increasingly shaky, market volatility may increase further in the coming months, resulting in a bumpy ride for investors. Nevertheless, we believe your Funds are well positioned to achieve their longer-term goals of price stability and a reasonably attractive income stream, no matter what environment we may be entering. Both Funds are laddered portfolios. The laddering strategy balances duration and yield in a manner designed to provide the best risk-adjusted returns over time. We believe that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund continue to be appropriate vehicles for investors looking for core bond investments.

Thank you very much for investing in our Funds.

Sincerely,

Jason H. Brady, cfa	Lon R. Erickson, cfa
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	September 30, 2014

Summary of Types of Holdings

ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY SECURITIES — 11.98%
United States Treasury Notes, 2.625%, 12/31/2014	$2,000,000	$2,012,744
United States Treasury Notes, 1.375%, 11/30/2015	2,500,000	2,533,887
United States Treasury Notes, 2.625%, 2/29/2016	2,000,000	2,065,479
United States Treasury Notes, 4.875%, 8/15/2016	5,000,000	5,400,024
United States Treasury Notes, 4.625%, 2/15/2017	4,000,000	4,358,516
United States Treasury Notes, 2.25%, 11/30/2017	3,500,000	3,613,442
United States Treasury Notes, 3.625%, 2/15/2020	1,000,000	1,090,078
United States Treasury Notes Inflationary Index, 1.875%, 7/15/2015	4,899,560	5,007,312
United States Treasury Notes Inflationary Index, 2.00%, 1/15/2016	6,002,000	6,213,703

TOTAL U.S. TREASURY SECURITIES (Cost $31,018,695)		32,295,185

U.S. GOVERNMENT AGENCIES — 20.00%
Federal Farm Credit Bank, 3.98%, 1/22/2015	1,000,000	1,011,736
Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,350,217
Federal Home Loan Bank Step Up Coupon, 1.50%, 10/25/2022	3,700,000	3,537,803
Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	3,000,000	3,371,875
Federal National Mtg Assoc., 4.40%, 2/19/2015	1,585,000	1,610,731
[a] Government of Tunisia, (Guaranty: U.S. Agency for International Development), 1.686%, 7/16/2019	5,000,000	4,975,000
Mtg-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06%, 1/15/2022	922,566	933,616
New Valley Generation I, Tennessee Valley Authority, 7.299%, 3/15/2019	2,078,774	2,357,087
[a] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70%, 12/20/2022	2,635,000	2,580,202
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 5.45%, 9/15/2017	3,000,000	3,364,116
Small Business Administration Participation Certificates, Series 2001-20D Class 1, 6.35%, 4/1/2021	1,851,690	2,005,095
Small Business Administration Participation Certificates, Series 2001-20F Class 1, 6.44%, 6/1/2021	1,107,574	1,208,593
Small Business Administration Participation Certificates, Series 2002-20A Class 1, 6.14%, 1/1/2022	659,618	713,022
Small Business Administration Participation Certificates, Series 2002-20K Class 1, 5.08%, 11/1/2022	726,745	779,244
Small Business Administration Participation Certificates, Series 2005-20H Class 1, 5.11%, 8/1/2025	570,210	616,064
Small Business Administration Participation Certificates, Series 2007-20D Class 1, 5.32%, 4/1/2027	1,198,132	1,327,408
Small Business Administration Participation Certificates, Series 2007-20F Class 1, 5.71%, 6/1/2027	691,325	770,176
Small Business Administration Participation Certificates, Series 2007-20I Class 1, 5.56%, 9/1/2027	2,267,296	2,526,445
Small Business Administration Participation Certificates, Series 2007-20K Class 1, 5.51%, 11/1/2027	1,356,173	1,508,590
Small Business Administration Participation Certificates, Series 2008-20G Class 1, 5.87%, 7/1/2028	3,379,268	3,792,389
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74%, 7/1/2031	3,195,416	3,365,198
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87%, 11/1/2031	3,390,017	3,425,890
[b,c] U.S. Department of Transportation, 5.594%, 12/7/2021	2,151,720	2,356,134
Union 13 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.87%, 6/28/2024	2,488,144	2,419,218

TOTAL U.S. GOVERNMENT AGENCIES (Cost $52,600,712)		53,905,849

MORTGAGE BACKED — 59.03%
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	217,516	239,123
Federal Home Loan Mtg Corp., CMO Series 2420 Class MC, 6.00%, 2/15/2017	127,675	133,505
Federal Home Loan Mtg Corp., CMO Series 2527 Class BP, 5.00%, 11/15/2017	329,136	346,419
Federal Home Loan Mtg Corp., CMO Series 2529 Class MB, 5.00%, 11/15/2017	352,895	370,568
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	269,765	284,324
Federal Home Loan Mtg Corp., CMO Series 2558 Class BD, 5.00%, 1/15/2018	1,209,333	1,275,097
Federal Home Loan Mtg Corp., CMO Series 2622 Class PE, 4.50%, 5/15/2018	616,241	648,878
Federal Home Loan Mtg Corp., CMO Series 2641 Class WE, 4.50%, 1/15/2033	133,161	139,949
Federal Home Loan Mtg Corp., CMO Series 2642 Class JE, 5.00%, 9/15/2032	847,540	879,946

Certified Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2014

ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	$329,525	$347,360
Federal Home Loan Mtg Corp., CMO Series 2692 Class QD, 5.00%, 12/15/2022	258,671	262,099
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50%, 5/15/2015	914,435	921,516
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	94,945	97,201
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50%, 7/15/2019	1,082,252	1,129,893
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50%, 3/15/2022	1,786,680	1,911,465
Federal Home Loan Mtg Corp., CMO Series 3480 Class VA, 6.00%, 6/15/2019	1,046,856	1,063,869
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00%, 10/15/2021	372,188	388,880
Federal Home Loan Mtg Corp., CMO Series 3640 Class EL, 4.00%, 3/15/2020	1,155,204	1,215,308
Federal Home Loan Mtg Corp., CMO Series 3678 Class AL, 4.50%, 10/15/2027	111,074	112,493
Federal Home Loan Mtg Corp., CMO Series 3704 Class DC, 4.00%, 11/15/2036	735,590	793,642
Federal Home Loan Mtg Corp., CMO Series 3867 Class VA, 4.50%, 3/15/2024	2,270,448	2,495,730
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00%, 4/15/2041	2,011,415	2,030,528
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50%, 8/15/2023	2,883,193	3,043,742
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75%, 5/15/2039	3,376,226	3,270,232
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50%, 10/15/2027	3,946,923	3,818,770
Federal Home Loan Mtg Corp., CMO Series 4120 Class UE, 2.00%, 10/15/2027	3,893,774	3,842,770
Federal Home Loan Mtg Corp., CMO Series K035 Class A1, 2.615%, 3/25/2023	3,751,279	3,813,107
Federal Home Loan Mtg Corp., CMO Series K037 Class A1, 2.592%, 4/25/2023	1,944,120	1,973,629
Federal Home Loan Mtg Corp., CMO Series K038 Class A1, 2.604%, 10/25/2023	5,930,270	6,007,325
Federal Home Loan Mtg Corp., CMO Series K039 Class A1, 2.683%, 12/25/2023	2,650,000	2,690,199
Federal Home Loan Mtg Corp., CMO Series K709 Class A2, 2.086%, 3/25/2019	3,000,000	3,013,627
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413%, 1/25/2021	2,000,000	2,035,913
Federal Home Loan Mtg Corp., Pool AK6768, 3.00%, 3/1/2027	3,133,980	3,238,282
Federal Home Loan Mtg Corp., Pool B14155, 3.50%, 5/1/2019	239,409	251,426
Federal Home Loan Mtg Corp., Pool D37120, 7.00%, 7/1/2023	6,915	7,744
Federal Home Loan Mtg Corp., Pool D98887, 3.50%, 1/1/2032	2,079,872	2,164,773
Federal Home Loan Mtg Corp., Pool E96575, 4.50%, 6/1/2018	615,321	648,851
Federal Home Loan Mtg Corp., Pool G12079, 4.50%, 4/1/2019	645,321	680,486
Federal Home Loan Mtg Corp., Pool G12140, 4.00%, 2/1/2020	176,430	186,533
Federal Home Loan Mtg Corp., Pool G13804, 5.00%, 3/1/2025	921,794	993,714
Federal Home Loan Mtg Corp., Pool J11371, 4.50%, 12/1/2024	959,254	1,026,514
Federal Home Loan Mtg Corp., Pool J13583, 3.50%, 11/1/2025	1,483,224	1,564,628
Federal Home Loan Mtg Corp., Pool J14888, 3.50%, 4/1/2026	1,476,884	1,553,785
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50%, 10/15/2023	2,509,558	2,648,166
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	26,882	29,548
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	220,115	231,801
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00%, 2/25/2018	567,525	598,668
Federal National Mtg Assoc., CMO Series 2003-49 Class YD, 5.50%, 6/25/2023	249,667	256,353
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	253,273	266,996
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50%, 1/25/2030	387,296	393,802
Federal National Mtg Assoc., CMO Series 2005-26 Class G, 5.00%, 6/25/2032	92,809	93,687
Federal National Mtg Assoc., CMO Series 2005-99 Class VA, 5.50%, 11/25/2016	549,496	556,588
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 1.532%, 3/25/2039	527,419	527,622
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00%, 2/25/2024	166,715	173,837
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00%, 7/25/2024	496,932	523,798
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50%, 8/25/2019	292,823	308,076
Federal National Mtg Assoc., CMO Series 2009-78 Class A, 4.50%, 8/25/2019	412,833	435,785
Federal National Mtg Assoc., CMO Series 2010-46 Class VM, 5.00%, 5/25/2021	1,041,584	1,055,250
Federal National Mtg Assoc., CMO Series 2010-6 Class VA, 5.00%, 2/25/2021	2,196,467	2,268,074
Federal National Mtg Assoc., CMO Series 2010-69 Class EJ, 2.50%, 7/25/2024	177,494	179,939
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00%, 12/25/2022	2,316,543	2,440,629
Federal National Mtg Assoc., CMO Series 2011-110 Class JV, 4.00%, 1/25/2023	2,586,577	2,724,679
Federal National Mtg Assoc., CMO Series 2011-118 Class V, 4.00%, 10/25/2029	2,814,411	2,921,248
Federal National Mtg Assoc., CMO Series 2011-124 Class QA, 2.00%, 12/25/2041	3,523,500	3,322,499
Federal National Mtg Assoc., CMO Series 2011-45 Class VA, 4.00%, 3/25/2024	3,126,088	3,375,559
Federal National Mtg Assoc., CMO Series 2011-63 Class MV, 3.50%, 7/25/2024	3,159,455	3,351,279
Federal National Mtg Assoc., CMO Series 2011-70 Class CA, 3.00%, 8/25/2026	5,740,027	5,743,675
Federal National Mtg Assoc., CMO Series 2011-72 Class KV, 3.50%, 11/25/2022	1,808,030	1,911,792
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00%, 6/25/2023	3,247,672	3,450,046
Federal National Mtg Assoc., Pool 044003, 8.00%, 6/1/2017	2,114	2,257
Federal National Mtg Assoc., Pool 076388, 9.25%, 9/1/2018	9,752	10,494
Federal National Mtg Assoc., Pool 252648, 6.50%, 5/1/2022	35,586	39,747
Federal National Mtg Assoc., Pool 342947, 7.25%, 4/1/2024	78,502	89,525
Federal National Mtg Assoc., Pool 443909, 6.50%, 9/1/2018	18,286	19,826
Federal National Mtg Assoc., Pool 555207, 7.00%, 11/1/2017	8,150	8,966

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2014

ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Federal National Mtg Assoc., Pool 726308, 4.00%, 7/1/2018	$337,817	$357,585
Federal National Mtg Assoc., Pool 889906, 4.00%, 7/1/2023	362,132	385,020
Federal National Mtg Assoc., Pool 895572, 2.445%, 6/1/2036	439,456	470,524
Federal National Mtg Assoc., Pool 930986, 4.50%, 4/1/2019	630,751	666,822
Federal National Mtg Assoc., Pool AA2870, 4.00%, 3/1/2024	931,777	992,416
Federal National Mtg Assoc., Pool AB7997, 2.50%, 2/1/2023	1,773,965	1,814,918
Federal National Mtg Assoc., Pool AD8191, 4.00%, 9/1/2025	1,366,190	1,459,155
Federal National Mtg Assoc., Pool AJ1752, 3.50%, 9/1/2026	3,165,659	3,346,819
Federal National Mtg Assoc., Pool AK6518, 3.00%, 3/1/2027	3,097,945	3,208,793
Federal National Mtg Assoc., Pool MA0045, 4.00%, 4/1/2019	451,121	477,519
Federal National Mtg Assoc., Pool MA0071, 4.50%, 5/1/2019	325,315	343,919
Federal National Mtg Assoc., Pool MA0125, 4.50%, 7/1/2019	265,213	280,380
Federal National Mtg Assoc., Pool MA0380, 4.00%, 4/1/2020	651,619	690,201
Federal National Mtg Assoc., Pool MA1582, 3.50%, 9/1/2043	5,680,114	5,794,825
Federal National Mtg Assoc., Pool MA1585, 2.00%, 9/1/2023	3,452,715	3,464,989
Federal National Mtg Assoc., Pool MA1625, 3.00%, 10/1/2023	4,209,139	4,370,928
Government National Mtg Assoc., CMO Series 2004-45 Class C, 4.905%, 10/16/2033	232,213	234,629
Government National Mtg Assoc., CMO Series 2005-67 Class C, 4.907%, 3/16/2035	741,570	771,653
Government National Mtg Assoc., CMO Series 2009-92 Class VA, 5.00%, 10/20/2020	972,604	1,022,030
Government National Mtg Assoc., CMO Series 2010-160 Class VY, 4.50%, 1/20/2022	714,167	778,954
Government National Mtg Assoc., Pool 000623, 8.00%, 9/20/2016	2,759	2,884
Government National Mtg Assoc., Pool 003550, 5.00%, 5/20/2019	286,498	304,756
Government National Mtg Assoc., Pool 714631, 5.691%, 10/20/2059	1,411,474	1,495,833
Government National Mtg Assoc., Pool 721652, 5.044%, 5/20/2061	4,066,217	4,424,690
Government National Mtg Assoc., Pool 751388, 5.307%, 1/20/2061	3,027,931	3,327,312
Government National Mtg Assoc., Pool 751392, 5.00%, 2/20/2061	4,781,456	5,329,052
Government National Mtg Assoc., Pool 757313, 4.307%, 12/20/2060	6,060,827	6,404,918
Government National Mtg Assoc., Pool 894205, 4.00%, 8/20/2039	982,219	1,030,179
Government National Mtg Assoc., Pool MA0100, 2.50%, 5/20/2042	2,900,300	2,991,762

TOTAL MORTGAGE BACKED (Cost $158,922,163)		159,117,519

SHORT TERM INVESTMENTS — 4.82%
Bank of New York Tri-Party Repurchase Agreement 0.15% dated 9/30/2014 due 10/1/2014, repurchase price $13,000,054 collateralized by 19 U.S. Government debt securities, having an average coupon of 3.08%, a minimum credit rating of BBB-, maturity dates from 4/25/2022 to 8/15/2043, and having an aggregate market value of $13,249,436 at 9/30/2014	13,000,000	13,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $13,000,000)		13,000,000

TOTAL INVESTMENTS — 95.83% (Cost $255,541,570)		$258,318,553
OTHER ASSETS LESS LIABILITIES — 4.17%		11,243,755

NET ASSETS — 100.00%		$269,562,308

Footnote Legend

a	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. Most of these securities have been deemed to be liquid for purposes of the Fund’s limitation on investment in illiquid securities. As of September 30, 2014, the aggregate value of these securities in the Fund’s portfolio was $2,356,134, representing 0.87% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
VA	Veterans Affairs

See notes to financial statements.

Certified Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2014

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from Fitch Ratings. “NR” = not rated.

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY SECURITIES — 2.06%
United States Treasury Notes, 2.50% due 3/31/2015	NR/Aaa	$6,500,000	$6,578,933
United States Treasury Notes, 5.125% due 5/15/2016	NR/Aaa	1,000,000	1,075,859
United States Treasury Notes, 4.875% due 8/15/2016	NR/Aaa	2,000,000	2,160,010
United States Treasury Notes, 3.00% due 2/28/2017	NR/Aaa	2,000,000	2,103,965
United States Treasury Notes, 0.875% due 6/15/2017	NR/NR	14,900,000	14,863,914
United States Treasury Notes, 1.625% due 3/31/2019	NR/NR	15,000,000	14,956,641
United States Treasury Notes, 1.50% due 5/31/2019	NR/NR	15,000,000	14,843,409
United States Treasury Notes, 1.375% due 5/31/2020	NR/Aaa	5,000,000	4,841,944
United States Treasury Notes, 2.125% due 8/15/2021	NR/Aaa	5,000,000	4,974,951

TOTAL U.S. TREASURY SECURITIES (Cost $65,900,724)			66,399,626

U.S. GOVERNMENT AGENCIES — 9.43%
[a] Agribank FCB, 9.125% due 7/15/2019	A-/NR	14,185,000	18,043,859
Alex Alpha LLC, (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	NR/NR	4,347,826	4,186,739
Altitude Investments 12 LLC, (Guaranty: Export-Import Bank of the United States), 2.454% due 12/9/2025	NR/NR	6,640,734	6,577,507
[a] CoBank ACB Floating Rate Note (Farm Credit Banks), 0.834% due 6/15/2022	A-/NR	26,200,000	24,497,000
[b] Durrah MSN 35603, (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	NR/NR	13,269,029	12,741,572
DY8 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 2.627% due 4/29/2026	NR/NR	5,018,229	5,023,744
Export Leasing (2009) LLC, (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	NR/NR	6,265,702	6,241,348
Federal Home Loan Bank Step Up Coupon, 1.50% due 10/25/2022	AA+/Aaa	16,000,000	15,298,606
[b] Gate Capital Cayman One Ltd., (Guaranty: Export-Import Bank of the United States), 1.839% due 3/27/2021	NR/NR	10,498,432	10,519,429
[b] Government of Tunisia, (Guaranty: U.S. Agency for International Development), 1.686% due 7/16/2019	NR/NR	10,000,000	9,950,000
Helios Leasing I LLC, (Guaranty: Export-Import Bank of the United States), 1.562% due 9/28/2024	NR/NR	5,080,487	4,854,619
[b] Micron Semiconductor Ltd., (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	NR/NR	3,870,000	3,865,066
[b] MSN 41079 and 41084 Ltd., (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	NR/NR	10,179,932	9,833,173
Mtg-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	AA+/NR	1,268,528	1,283,721
[b] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70% due 12/20/2022	NR/NR	5,100,000	4,993,940
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 3.55% due 1/15/2024	AA+/Aaa	10,000,000	10,452,780
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 5.45% due 9/15/2017	AA+/Aaa	3,000,000	3,364,116
Sandalwood 2013 LLC, (Guaranty: Export-Import Bank of the United States), 2.821% due 2/12/2026	NR/NR	6,723,775	6,780,692
Santa Rosa Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	NR/NR	5,073,116	4,897,612
Santa Rosa Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.472% due 11/3/2024	NR/NR	13,855,439	13,184,101
Small Business Administration Participation Certificates, Series 2001-20J Class 1, 5.76% due 10/1/2021	NR/NR	597,922	642,922
Small Business Administration Participation Certificates, Series 2008-20D Class 1, 5.37% due 4/1/2028	NR/NR	1,994,581	2,196,637
Small Business Administration Participation Certificates, Series 2009-20E Class 1, 4.43% due 5/1/2029	NR/NR	1,543,058	1,662,225
Small Business Administration Participation Certificates, Series 2009-20K Class 1, 4.09% due 11/1/2029	NR/NR	9,154,820	9,701,311
Small Business Administration Participation Certificates, Series 2011-20E Class 1, 3.79% due 5/1/2031	NR/NR	12,136,862	12,807,353
Small Business Administration Participation Certificates, Series 2011-20F Class 1, 3.67% due 6/1/2031	NR/NR	1,992,217	2,081,051
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74% due 7/1/2031	NR/NR	12,781,665	13,460,793
Small Business Administration Participation Certificates, Series 2011-20I Class 1, 2.85% due 9/1/2031	NR/NR	17,020,853	17,111,265
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87% due 11/1/2031	NR/NR	13,195,642	13,335,278
Small Business Administration Participation Certificates, Series 2012-20D Class 1, 2.67% due 4/1/2032	NR/NR	13,257,279	13,248,826
Small Business Administration Participation Certificates, Series 2012-20J Class 1, 2.18% due 10/1/2032	NR/NR	10,197,075	9,843,295
Small Business Administration Participation Certificates, Series 2012-20K Class 1, 2.09% due 11/1/2032	NR/NR	6,051,311	5,769,482
Small Business Administration, Series 2005-P10A Class 1, 4.638% due 2/10/2015	NR/NR	539,607	547,163
Southaven Combined Cycle Generation LLC (Tennessee Valley Authority), 3.846% due 8/15/2033	AA-/Aaa	6,004,359	6,180,064
[a,c] U.S. Department of Transportation, 5.594% due 12/7/2021	NR/NR	1,972,410	2,159,789

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
[a,c] U.S. Department of Transportation, 6.001% due 12/7/2021	NR/NR	$3,000,000	$3,360,000
Union 13 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.682% due 12/19/2024	NR/NR	12,979,074	12,545,538

TOTAL U.S. GOVERNMENT AGENCIES (Cost $306,924,476)			303,242,616

OTHER GOVERNMENT — 3.57%
[a,b] Brazilian Development Bank (BNDES), 3.375% due 9/26/2016	BBB-/Baa2	6,000,000	6,141,000
[a,b] Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.004% due 9/18/2024	NR/NR	9,720,968	9,495,860
[a,b] Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.581% due 11/11/2024	NR/NR	13,585,188	13,809,312
[b] Corp Andina de Fomento, 3.75% due 1/15/2016	AA-/Aa3	10,900,000	11,281,500
[a,b] Eurasian Development Bank, 5.00% due 9/26/2020	BBB/A3	8,000,000	8,100,000
[b] Export-Import Bank of Korea, 5.875% due 1/14/2015	A+/Aa3	2,900,000	2,941,231
[a,b] Government of Bermuda, 5.603% due 7/20/2020	AA-/A1	3,000,000	3,284,273
[a,b] Government of Bermuda, 4.138% due 1/3/2023	AA-/A1	4,000,000	3,936,775
[a,b] Korea National Oil Corp., 2.75% due 1/23/2019	A+/A1	5,000,000	5,054,795
[b] North American Development Bank, 4.375% due 2/11/2020	NR/Aa1	15,500,000	16,609,149
[a,b] Republic of Iceland, 4.875% due 6/16/2016	BBB-/Baa3	4,375,000	4,553,850
[a,b] Seven and Seven Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of Korea), 1.395% due 9/11/2019	NR/NR	22,300,000	22,278,704
[a,b] State of Qatar, 3.125% due 1/20/2017	AA/Aa2	4,000,000	4,170,000
[a,b] Turks and Caicos Islands, 3.20% due 2/22/2016	NR/NR	2,930,000	3,021,943

TOTAL OTHER GOVERNMENT (Cost $113,855,705)			114,678,392

MORTGAGE BACKED — 6.68%
Federal Home Loan Mtg Corp., CMO Interest Only Series K008 Class X1, 1.814% due 6/25/2020	NR/NR	38,040,098	2,727,296
Federal Home Loan Mtg Corp., CMO Interest Only Series K710 Class X1, 1.91% due 5/25/2019	NR/NR	49,270,651	3,411,746
Federal Home Loan Mtg Corp., CMO Series 2528 Class HN, 5.00% due 11/15/2017	NR/NR	212,912	224,136
Federal Home Loan Mtg Corp., CMO Series 2627 Class GY, 4.50% due 6/15/2018	NR/NR	1,235,549	1,300,435
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50% due 6/15/2018	NR/NR	292,084	302,146
Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	NR/NR	1,243,792	1,325,685
Federal Home Loan Mtg Corp., CMO Series 2778 Class JD, 5.00% due 12/15/2032	NR/NR	56,832	57,033
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50% due 5/15/2015	NR/NR	410,834	414,016
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	NR/NR	94,945	97,201
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50% due 7/15/2019	NR/NR	1,298,702	1,355,872
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	1,929,697	2,137,612
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50% due 3/15/2022	NR/NR	2,382,240	2,548,621
Federal Home Loan Mtg Corp., CMO Series 3504 Class PC, 4.00% due 1/15/2039	NR/NR	269,887	282,630
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00% due 10/15/2021	NR/NR	558,283	583,320
Federal Home Loan Mtg Corp., CMO Series 3919 Class VB, 4.00% due 8/15/2024	NR/NR	4,864,632	5,268,887
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00% due 4/15/2041	NR/NR	3,017,123	3,045,792
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50% due 8/15/2023	NR/NR	3,294,136	3,477,569
Federal Home Loan Mtg Corp., CMO Series 4079 Class WV, 3.50% due 3/15/2027	NR/NR	3,348,900	3,466,062
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75% due 5/15/2039	NR/NR	10,128,678	9,810,696
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50% due 10/15/2027	NR/NR	5,125,113	4,958,706
Federal Home Loan Mtg Corp., CMO Series K038 Class A1, 2.604% due 10/25/2023	NR/NR	13,837,296	14,017,092
Federal Home Loan Mtg Corp., CMO Series K039 Class A1, 2.683% due 12/25/2023	NR/NR	7,000,000	7,106,187
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413% due 1/25/2021	NR/Aaa	6,150,000	6,260,431
Federal Home Loan Mtg Corp., Pool D98887, 3.50% due 1/1/2032	NR/NR	6,962,362	7,246,567
Federal Home Loan Mtg Corp., Pool J17504, 3.00% due 12/1/2026	NR/NR	3,317,379	3,437,634
Federal Home Loan Mtg Corp., REMIC Series 3838 Class GV, 4.00% due 3/15/2024	NR/NR	9,545,574	10,195,330
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50% due 10/15/2023	NR/NR	2,525,304	2,664,781
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00% due 2/25/2018	NR/NR	571,910	603,293
Federal National Mtg Assoc., CMO Series 2003-74 Class KN, 4.50% due 8/25/2018	NR/NR	234,096	247,203
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50% due 1/25/2030	NR/NR	401,066	407,803
Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	NR/NR	597,127	647,113
Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	NR/NR	800,832	862,125
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 1.532% due 3/25/2039	NR/NR	879,032	879,369
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00% due 2/25/2024	NR/NR	389,002	405,619
Federal National Mtg Assoc., CMO Series 2009-5 Class A, 4.50% due 12/25/2023	NR/NR	1,246,074	1,317,058
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00% due 7/25/2024	NR/NR	828,220	872,996
Federal National Mtg Assoc., CMO Series 2009-65 Class GA, 4.50% due 11/25/2023	NR/NR	162,221	166,231
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50% due 8/25/2019	NR/NR	732,057	770,191
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00% due 12/25/2022	NR/NR	2,294,922	2,417,850
Federal National Mtg Assoc., CMO Series 2011-15 Class VA, 4.00% due 4/25/2022	NR/NR	1,446,581	1,553,663
Federal National Mtg Assoc., CMO Series 2011-89 Class VA, 4.00% due 9/25/2023	NR/NR	4,534,100	4,579,445
Federal National Mtg Assoc., CMO Series 2012-129 Class LA, 3.50% due 12/25/2042	NR/NR	13,714,909	14,175,736
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00% due 6/25/2023	NR/NR	2,962,689	3,147,304

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	NR/NR	$187,314	$198,026
Federal National Mtg Assoc., Pool 897936, 5.50% due 8/1/2021	NR/NR	942,088	1,018,431
Federal National Mtg Assoc., Pool AB7997, 2.50% due 2/1/2023	NR/NR	9,657,837	9,880,797
Federal National Mtg Assoc., Pool AK6518, 3.00% due 3/1/2027	NR/NR	4,321,239	4,475,858
Federal National Mtg Assoc., Pool MA1278, 2.50% due 12/1/2022	NR/NR	11,702,235	11,972,392
Federal National Mtg Assoc., Pool MA1585, 2.00% due 9/1/2023	NR/NR	13,077,160	13,123,645
Federal National Mtg Assoc., Pool MA1691, 3.00% due 12/1/2023	NR/NR	12,621,909	13,107,064
Government National Mtg Assoc., CMO Series 2009-35 Class KV, 4.50% due 6/20/2020	NR/NR	2,891,222	2,958,837
Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	NR/NR	792,798	846,641
Government National Mtg Assoc., Pool 003007, 8.50% due 11/20/2015	NR/NR	3,180	3,253
Government National Mtg Assoc., Pool 714631, 5.691% due 10/20/2059	NR/NR	3,810,981	4,038,748
Government National Mtg Assoc., Pool 721652, 5.044% due 5/20/2061	NR/NR	5,928,359	6,450,997
Government National Mtg Assoc., Pool 731491, 5.156% due 12/20/2060	NR/NR	3,643,056	4,001,128
Government National Mtg Assoc., Pool 751388, 5.307% due 1/20/2061	NR/NR	4,758,178	5,228,633
Government National Mtg Assoc., Pool 783299, 4.50% due 2/15/2022	NR/NR	3,548,204	3,762,020
Government National Mtg Assoc., Pool 827148, 1.625% due 2/20/2024	NR/NR	23,949	24,479
Government National Mtg Assoc., Pool MA0100, 2.50% due 5/20/2042	NR/NR	2,929,596	3,021,981

TOTAL MORTGAGE BACKED (Cost $214,947,771)			214,889,412

ASSET BACKED SECURITIES — 16.17%
ADVANCE RECEIVABLES — 2.20%
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T1 Class A2, 1.495% due 1/16/2046	AAA/NR	5,000,000	5,000,000
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T1 Class A3, 2.289% due 1/15/2048	AAA/NR	10,000,000	9,913,000
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T3 Class A3, 1.793% due 5/15/2046	AAA/NR	8,500,000	8,423,721
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T5 Class AT5, 1.979% due 8/15/2046	AAA/NR	10,500,000	10,547,880
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T7 Class A7, 1.981% due 11/15/2046	AAA/NR	19,900,000	19,937,810
[a] HLSS Servicer Advance Receivables Trust, Series 2014-T2 Class AT2, 2.217% due 1/15/2047	AAA/NR	11,900,000	11,967,623
[a] New Residential Advance Receivables Trust, Series 2014-T1 Class A1, 1.274% due 3/15/2045	AAA/NR	4,950,000	4,955,445

			70,745,479

AUTO RECEIVABLES — 1.33%
[a] CFC LLC, Series 2013-1A Class A, 1.65% due 7/17/2017	NR/Aa3	555,098	556,236
[a] Exeter Automobile Receivables Trust, Series 2014-1A Class A, 1.29% due 5/15/2018	AA/NR	4,971,926	4,980,948
Ford Credit Auto Owner Trust, Series 2013-C Class A4, 1.25% due 10/15/2018	AAA/NR	1,200,000	1,204,014
[a] GM Financial Automobile Leasing Trust, Series 2014-2A Class A4, 1.62% due 2/20/2018	NR/Aaa	13,400,000	13,381,709
[a,c] Oscar US Funding Trust, Series 2014-1A Class A3, 1.72% due 4/15/2019	AAA/Aaa	9,900,000	9,897,582
Santander Drive Auto Receivables Trust, Series 2012-1 Class B, 2.72% due 5/16/2016	AA+/Aaa	653,952	654,897
Santander Drive Auto Receivables Trust, Series 2013-2 Class B, 1.33% due 3/15/2018	AA/Aaa	7,835,000	7,857,501
Santander Drive Auto Receivables Trust, Series 2013-4 Class B, 2.16% due 1/15/2020	AA/Aaa	4,000,000	4,062,268

			42,595,155

COMMERCIAL MTG TRUST — 5.92%
[a] BAMLL-DB Trust, Series 2012-OSI Class A2FX, 3.352% due 4/13/2029	NR/Aaa	14,893,068	15,302,121
Banc of America Commercial Mtg Inc., Series 2006-6 Class A3, 5.369% due 10/10/2045	AAA/Aaa	3,000,000	3,056,521
[a] BHMS Mtg Trust, Series 2014-ATLS Class AFL Floating Rate Note, 1.656% due 7/5/2033	NR/NR	10,000,000	9,999,999
[a] CFCRE Commercial Mtg Trust, Series 2011-C1 Class A4, 4.961% due 4/15/2044	NR/Aaa	11,877,000	13,209,813
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.63% due 3/25/2034	CCC/Caa2	300,646	244,312
[a] COMM Mtg Trust, Series 2012-MVP Class A Floating Rate Note, 2.093% due 11/17/2026	AAA/NR	15,079,387	15,131,742
Credit Suisse Commercial Mtg Capital Certificates, Series 2007-C2 Class A2, 5.448% due 1/15/2049	AAA/Aaa	8,184	8,166
[a] DBUBS Mtg Trust CMO, Series 2011-LC1A Class A1, 3.742% due 11/10/2046	NR/Aaa	4,858,160	5,016,701
[a] DBUBS Mtg Trust CMO, Series 2011-LC2A Class A1FL, 1.504% due 7/12/2044	NR/Aaa	1,047,000	1,034,243
[a] Extended Stay America Trust, Series 2013-ESH7 Class B7, 3.604% due 12/5/2031	AA-/NR	11,380,000	11,533,503
[a] FREMF Mtg Trust, Series 2012-KF01 Class B Floating Rate Note, 2.756% due 10/25/2044	NR/A1	4,000,000	4,106,515
[a] FREMF Mtg Trust, Series 2013-KF02 Class B Floating Rate Note, 2.82% due 12/25/2045	NR/Baa3	4,864,792	5,027,303
[a] Hilton USA Trust, Series 2013-HLT Class BFX, 3.367% due 11/5/2030	AA-/Aa3	18,500,000	18,797,745
JPMorgan Chase Commercial Mtg, Series 2004-C3 Class A5, 4.878% due 1/15/2042	NR/Aaa	4,157,005	4,172,893
[a] JPMorgan Chase Commercial Mtg, Series 2013-JWRZ Class B Floating Rate Note, 1.304% due 4/15/2030	AA-/Aa3	14,900,000	14,872,036
[a] JPMorgan Chase Commercial Mtg, Series 2014-BXH Class A Floating Rate Note, 1.054% due 4/15/2027	AAA/NR	19,900,000	19,911,232
[a] Madison Avenue Trust, Series 2013-650M Class A, 3.843% due 10/12/2032	NR/Aaa	6,000,000	6,308,220
[a] Morgan Stanley Re-REMIC Trust, Series 2009-GG10 Class A4A, 5.991% due 8/12/2045	NR/Aaa	2,468,371	2,684,487
[a] Motel 6 Trust, Series 2012-MTL6 Class A2, 1.948% due 10/5/2025	AAA/NR	6,900,000	6,817,731
[a] Motel 6 Trust, Series 2012-MTL6 Class C, 3.139% due 10/5/2025	A-/NR	12,000,000	11,960,503
[a] Wells Fargo Commercial Mtg Trust, Series 2013-120B Class A, 2.80% due 3/18/2028	AAA/NR	15,000,000	14,905,395
WFRBS Commercial Mtg Trust, Series 2014-C22 Class A1, 1.479% due 9/15/2057	NR/Aaa	6,140,000	6,115,613

			190,216,794

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
CREDIT CARD — 0.31%
[a,b] Turquoise Card Backed Securities plc, Series 2012-1A Class A Floating Rate Note, 0.954% due 6/17/2019	NR/Aaa	$10,000,000	$10,098,330

			10,098,330

OTHER ASSET BACKED — 4.34%
[a] 321 Henderson Receivables LLC, Series 2014-1A Class A, 3.96% due 3/15/2063	NR/Aaa	6,443,581	6,661,575
[a] Alterna Funding I, LLC, Series 2014-1A, 1.639% due 2/15/2021	NR/NR	6,725,836	6,709,022
Appalachian Consumer Rate Relief Funding LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	AAA/Aaa	14,307,044	14,119,664
[a] Ascentium Equipment Receivables LLC, Series 2012-1A Class A, 1.83% due 9/15/2019	NR/NR	1,272,857	1,273,194
[a,c] Concord Funding Co. LLC, Series 2013-1 Class A, 2.42% due 2/15/2015	A/NR	9,900,000	9,900,000
[a,c] Concord Funding Co., LLC, Series 2013-1 Class B, 3.92% due 2/15/2015	BBB/NR	4,000,000	4,000,000
[a,b] Cronos Containers Program Ltd., Series 2012-2A Class A, 3.81% due 9/18/2027	A/NR	5,360,000	5,365,397
[a,b] Cronos Containers Program Ltd., Series 2013-1A Class A, 3.08% due 4/18/2028	A/NR	8,583,333	8,517,325
[a] Dominos Pizza Master Issuer, LLC, Series 2012-1A Class A2, 5.216% due 1/25/2042	BBB+/Baa1	12,435,638	13,100,419
[a] Fairway Outdoor Funding LLC, Series 2012-1A Class A2, 4.212% due 10/15/2042	NR/NR	6,628,916	6,617,522
[a] GTP Cellular Sites LLC, 3.721% due 3/15/2042	NR/NR	9,312,220	9,721,958
Northwest Airlines, Inc., 7.027% due 5/1/2021	A-/Baa1	4,426,669	5,073,848
[a,c] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.014% due 12/1/2037	A/Baa1	3,542,380	3,188,142
[a] PFS Financing Corp., Series 2013-AA Class A Floating Rate Note, 0.704% due 2/15/2018	AAA/Aaa	9,345,000	9,345,298
[a] PFS Tax Lien Trust, Series 2014-1, 1.44% due 5/15/2029	AAA/NR	4,146,750	4,150,117
[a] Sierra Receivables Funding Co., LLC, Series 2012-2A Class A, 2.05% due 6/20/2031	A/NR	5,920,254	5,880,585
[a] Sierra Receivables Funding Co., LLC, Series 2012-1A Class A, 2.84% due 11/20/2028	A+/NR	2,687,152	2,733,214
[a] Sierra Receivables Funding Co., LLC, Series 2014-1A Class A, 2.07% due 3/20/2030	A/NR	12,433,210	12,431,533
[a] Sonic Capital LLC, Series 2011-1A Class A2, 5.438% due 5/20/2041	BBB/Baa2	4,502,800	4,798,440
[a,b] Trafigura Securitisation Finance plc, Series 2012-1A Class A Floating Rate Note, 2.554% due 10/15/2015	AAA/Aaa	6,000,000	6,045,756

			139,633,009

RESIDENTIAL MTG TRUST — 1.11%
Banc of America Mtg Securities, Inc., Series 2004-4 Class 1A2, 5.50% due 5/25/2034	A+/NR	167,057	167,421
[a] Citigroup Mtg Loan Trust, Inc., Series 2014-A Class A, 4.00% due 1/25/2035	AA/NR	8,213,244	8,466,541
Countrywide Home Loan, Series 2004-HYB2 Class 1A, 2.552% due 7/20/2034	A/B1	420,791	426,578
[a] FDIC Trust, Series 2013-R1 Class A, 1.15% due 3/25/2033	NR/NR	5,134,401	5,065,668
Merrill Lynch Mtg Investors Trust, Series 2003-E Class B3, 2.405% due 10/25/2028	CCC/Caa2	984,217	596,896
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.461% due 8/25/2034	CCC/NR	735,948	674,223
Option One Mtg Loan Trust, Series 2005-5 Class A3 Floating Rate Note, 0.365% due 12/25/2035	AA+/Baa2	1,013,294	993,860
Popular ABS Mtg Pass-Through Trust, Series 2005-4 Class AF5, 5.537% due 9/25/2035	BB+/A3	3,845,240	3,938,857
Residential Asset Mtg Products, Inc., Series 2003-SL1 Class A31, 7.125% due 4/25/2031	AA+/NR	1,931,261	2,007,014
Residential Asset Mtg Products, Inc., Series 2005-RS3 Class AIA3, 0.455% due 3/25/2035	NR/Aa3	6,768	6,752
[a] Shellpoint Asset Funding Trust, Series 2013-1 Class A1, 3.75% due 7/25/2043	AAA/NR	9,839,838	9,863,024
Structured Asset Securities Corp., Series 2003-9A Class 2A2, 2.352% due 3/25/2033	AA+/Baa3	2,240,419	2,212,531
Structured Asset Securities Corp., Series 2004-3 Class 3A1, 5.50% due 3/25/2019	A+/Ba2	543,309	551,047
Washington Mutual Mtg, Series 2003-S13 Class 21A1, 4.50% due 12/25/2018	A+/NR	497,255	497,175
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.615% due 2/25/2035	D/C	591,824	141,391

			35,608,978

STUDENT LOAN — 0.96%
Navient Student Loan Trust, Series 2014-1 Class A3 Floating Rate Note, 0.665% due 6/25/2031	NR/Aaa	6,750,000	6,750,215
[a] Nelnet Student Loan Trust, Series 2013-1A Class A Floating Rate Note, 0.755% due 6/25/2041	NR/Aaa	12,023,788	12,038,566
[a] Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1 Floating Rate Note, 0.706% due 5/25/2027	AA+/NR	4,939,381	4,966,178
SLM Student Loan Trust, Series 2003-C Class A2 Floating Rate Note, 0.624% due 9/15/2020	A-/Aaa	2,022,492	2,009,329
[a] SLM Student Loan Trust, Series 2011-B Class A2, 3.74% due 2/15/2029	AAA/Aaa	5,000,000	5,248,379

			31,012,667

TOTAL ASSET BACKED SECURITIES (Cost $518,904,735)			519,910,412

CORPORATE BONDS — 45.63%
AUTOMOBILES & COMPONENTS — 1.35%
Automobiles — 1.35%
[a] American Honda Finance Corp., 2.60% due 9/20/2016	A+/A1	5,000,000	5,169,255
[a] American Honda Finance Corp., 1.00% due 8/11/2015	A+/A1	3,000,000	3,015,858
[a] Daimler Finance North America LLC, 1.25% due 1/11/2016	A-/A3	7,000,000	7,047,390
[a,b] Hyundai Capital Services, Inc., 6.00% due 5/5/2015	BBB+/Baa1	7,900,000	8,138,896
[a,b] Hyundai Capital Services, Inc. Floating Rate Note, 1.034% due 3/18/2017	BBB+/Baa1	5,000,000	5,018,165
[a] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	A-/A3	14,900,000	15,049,730

			43,439,294

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
BANKS — 7.46%
Banks — 6.77%
[a,b] ANZ National International Ltd., 3.125% due 8/10/2015	AA-/Aa3	$4,000,000	$4,089,096
[a,b] Banco Bradesco, 4.50% due 1/12/2017	BBB-/Baa1	2,500,000	2,621,875
[a,b] Banco BTG Pactual SA/Cayman Islands N.A., 4.00% due 1/16/2020	NR/Baa3	7,000,000	6,597,500
[a,b] Banco Latinoamericano de Comercio Exterior, S.A., 3.75% due 4/4/2017	BBB/NR	4,000,000	4,150,000
[a,b] Banco Santander Chile Floating Rate Note, 2.108% due 6/7/2018	A/Aa3	21,000,000	21,341,250
Bank of America Corp. Floating Rate Note, 1.105% due 4/1/2019	A-/Baa2	8,000,000	8,042,152
Bank of America Corp. Floating Rate Note, 1.274% due 1/15/2019	A-/Baa2	4,225,000	4,285,253
[a,b] Bank of China Hong Kong, 3.75% due 11/8/2016	A+/Aa3	4,000,000	4,170,684
[a,b] Barclays Bank plc, 2.50% due 9/21/2015	AAA/Aaa	14,650,000	14,938,371
[a,b] Caixa Economica Federal, 4.50% due 10/3/2018	BBB-/Baa2	15,000,000	15,307,500
Citigroup, Inc., 2.50% due 7/29/2019	A-/Baa2	2,925,000	2,898,935
[a,b] Danske Bank A/S, 3.75% due 4/1/2015	A/Baa1	4,000,000	4,059,100
[a,b] DNB Bank ASA, 3.20% due 4/3/2017	A+/A1	10,000,000	10,439,750
Fifth Third Bank, 2.875% due 10/1/2021	A-/A3	11,600,000	11,418,866
[a,b] HSBC Bank plc, 3.50% due 6/28/2015	AA-/Aa3	2,000,000	2,044,982
Manufacturers & Traders Trust Co., 2.30% due 1/30/2019	A/A2	10,000,000	10,031,440
[a,b] Mizuho Bank, Ltd., 2.45% due 4/16/2019	A+/A1	7,000,000	6,984,488
National City Bank Floating Rate Note, 0.603% due 6/7/2017	A-/A3	4,000,000	3,984,576
[a,b] Oversea-Chinese Banking Corp. Ltd., 3.15% due 3/11/2023	A+/Aa3	29,650,000	29,882,960
[b] Royal Bank of Scotland Group plc, 9.50% due 3/16/2022	BB+/NR	12,000,000	13,680,000
[a,b] Sberbank of Russia, 5.50% due 2/26/2024	NR/NR	13,300,000	12,003,250
[a] Sovereign Bank, 12.18% due 6/30/2020	BBB/A2	5,920,404	8,045,829
[a,b] Standard Chartered plc, 3.20% due 5/12/2016	A+/A2	4,900,000	5,072,877
Wells Fargo Bank N.A., 0.441% due 5/16/2016	A+/A1	4,629,000	4,625,051
[b] Westpac Banking Corp., 3.00% due 8/4/2015	AA-/Aa2	2,000,000	2,043,456
[a,b] Westpac Banking Corp. Floating Rate Note, 1.033% due 7/17/2015	NR/Aaa	5,000,000	5,029,545
Thrifts & Mortgage Finance — 0.69%
[a,b] Northern Rock Asset Management plc, 5.625% due 6/22/2017	AAA/Aaa	19,900,000	22,018,156

			239,806,942

CAPITAL GOODS — 1.76%
Aerospace & Defense — 0.37%
Exelis, Inc., 5.55% due 10/1/2021	BBB-/Ba1	11,338,000	12,068,111
Construction & Engineering — 0.29%
URS Corp., 3.85% due 4/1/2017	BBB-/Baa3	8,895,000	9,180,627
Industrial Conglomerates — 0.27%
[a,b] Hutchison Whampoa Ltd., 3.50% due 1/13/2017	A-/A3	5,000,000	5,234,195
[a,b] Smiths Group plc, 7.20% due 5/15/2019	BBB+/Baa2	3,000,000	3,494,295

Machinery — 0.58%
Aeroquip Vickers, Inc., 6.875% due 4/9/2018	A-/NR	1,500,000	1,670,368
Ingersoll Rand Co., 6.391% due 11/15/2027	BBB/Baa2	3,000,000	3,576,099
[a,b] Volvo Treasury AB, 5.95% due 4/1/2015	BBB/Baa2	13,000,000	13,336,310
Trading Companies & Distributors — 0.25%
[a] Aviation Capital Group Corp., 6.75% due 4/6/2021	BBB-/NR	3,000,000	3,405,000
[a] Aviation Capital Group Corp., 7.125% due 10/15/2020	BBB-/NR	3,912,000	4,534,736

			56,499,741

CONSUMER DURABLES & APPAREL — 0.17%
Household Durables — 0.09%
Newell Rubbermaid, Inc., 2.00% due 6/15/2015	BBB-/Baa3	2,900,000	2,927,596

Textiles, Apparel & Luxury Goods — 0.08%
Nike, Inc., 5.15% due 10/15/2015	AA-/A1	2,315,000	2,429,012

			5,356,608

CONSUMER SERVICES — 0.49%
Diversified Consumer Services — 0.49%
George Washington University, 4.411% due 9/15/2017	A+/A1	1,650,000	1,722,540
Rensselaer Polytechnic I, 5.60% due 9/1/2020	A-/A3	10,925,000	12,341,798
University of Chicago, 3.065% due 10/1/2024	AA/Aa2	1,611,000	1,608,297

			15,672,635

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
DIVERSIFIED FINANCIALS — 7.87%
Capital Markets — 4.23%
Ares Capital Corp., 4.875% due 11/30/2018	BBB/NR	$18,000,000	$19,007,892
[a,b] BTG Investments LP, 4.50% due 4/17/2018	NR/NR	20,000,000	19,250,000
[a,b] Credit Suisse Group AG—Guernsey, 1.625% due 3/6/2015	NR/Aaa	13,000,000	13,067,210
[b] Deutsche Bank AG/London, 2.50% due 2/13/2019	A/A3	8,600,000	8,645,322
Deutsche Bank Financial LLC, 5.375% due 3/2/2015	BBB-/Ba1	5,000,000	5,095,770
FS Investment Corp., 4.00% due 7/15/2019	BBB/NR	12,000,000	11,988,108
Goldman Sachs Group, Inc. Floating Rate Note, 1.436% due 4/30/2018	A-/Baa1	15,610,000	15,951,125
Goldman Sachs Group, Inc. Floating Rate Note, 1.334% due 11/15/2018	A-/Baa1	14,900,000	15,158,694
[a,b] IPIC GMTN Ltd., 3.75% due 3/1/2017	AA/Aa2	3,000,000	3,135,000
[a,b] IPIC GMTN Ltd., 5.50% due 3/1/2022	AA/Aa2	3,500,000	4,003,125
[a,b] IPIC GMTN Ltd., 3.125% due 11/15/2015	AA/Aa2	1,000,000	1,019,060
[a,b] IPIC GMTN Ltd., 5.00% due 11/15/2020	AA/Aa2	1,000,000	1,112,500
Legg Mason, Inc., 2.70% due 7/15/2019	BBB/Baa1	1,660,000	1,664,924
[a,b] Macquarie Bank Ltd., 3.45% due 7/27/2015	A/A2	1,900,000	1,944,388
[a,b] Macquarie Bank Ltd., 2.60% due 6/24/2019	A/A2	3,000,000	2,997,567
Merrill Lynch & Co., 0.789% due 5/2/2017	BBB+/Baa3	2,500,000	2,490,425
[b] UBS AG Stamford, 2.375% due 8/14/2019	NR/NR	9,500,000	9,416,571

Consumer Finance — 1.42%
American Express Credit Co., 2.80% due 9/19/2016	A-/A2	8,000,000	8,264,264
Capital One Bank (USA), N.A., 2.30% due 6/5/2019	BBB+/A3	3,000,000	2,976,672
Capital One Bank (USA), N.A., 2.95% due 7/23/2021	BBB+/A3	10,000,000	9,834,730
[a,b] Cie Financement Foncier, 2.50% due 9/16/2015	AAA/Aaa	6,000,000	6,110,838
Synchrony Financial, 1.875% due 8/15/2017	BBB-/NR	950,000	951,310
Synchrony Financial, 3.00% due 8/15/2019	BBB-/NR	1,950,000	1,955,345
Synchrony Financial, 3.75% due 8/15/2021	BBB-/NR	2,000,000	2,018,066
Western Union Co., 3.35% due 5/22/2019	BBB/Baa2	11,350,000	11,661,001
Western Union Co., 3.65% due 8/22/2018	BBB/Baa2	2,000,000	2,083,108

Diversified Financial Services — 2.22%
[b] Barclays Bank plc, 2.50% due 2/20/2019	A/A2	3,000,000	3,003,936
[a] CME Group Index Services, 4.40% due 3/15/2018	AA-/Aa3	4,530,000	4,896,957
General Electric Capital Corp. Floating Rate Note, 0.383% due 12/28/2018	AA+/A1	4,850,000	4,762,070
General Electric Capital Corp. Floating Rate Note, 1.234% due 3/15/2023	AA+/A1	7,725,000	7,756,132
JPMorgan Chase Bank N.A. Floating Rate Note, 0.564% due 6/13/2016	A/A2	16,875,000	16,867,946
Moody’s Corp., 4.875% due 2/15/2024	BBB+/NR	17,000,000	18,333,973
Moody’s Corp., 2.75% due 7/15/2019	BBB+/NR	4,875,000	4,900,647
National Rural Utilities CFC, 10.375% due 11/1/2018	A+/A1	2,000,000	2,633,608
[a] USAA Capital Corp., 2.25% due 12/13/2016	AA+/Aa1	8,000,000	8,219,416

			253,177,700

ENERGY — 4.68%
Energy Equipment & Services — 0.12%
[a,b] Schahin II Finance Co. (SPV) Ltd., 5.875% due 9/25/2023	BBB-/Baa3	4,226,867	4,004,956

Oil, Gas & Consumable Fuels — 4.56%
[a,b] BG Energy Capital plc, 2.875% due 10/15/2016	A-/A2	5,000,000	5,174,055
[b] BP Capital Markets plc, 3.875% due 3/10/2015	A/A2	2,000,000	2,030,952
Buckeye Partners LP, 4.15% due 7/1/2023	BBB-/Baa3	7,000,000	7,020,902
[a,b] CNPC General Capital Ltd., 1.45% due 4/16/2016	A+/A1	3,000,000	2,999,073
[a,b] CNPC General Capital Ltd., 2.75% due 4/19/2017	A+/A1	5,000,000	5,084,975
[a,b] CNPC General Capital Ltd., 2.75% due 5/14/2019	A+/A1	5,000,000	4,979,645
[a,b] CNPC General Capital Ltd. Floating Rate Note, 1.133% due 5/14/2017	A+/A1	5,000,000	5,011,500
Energen Corp., 4.625% due 9/1/2021	BB/Ba2	10,000,000	9,802,230
[a] Florida Gas Transmission Co. LLC, 4.00% due 7/15/2015	BBB/Baa2	2,000,000	2,049,558
[a,b] Gazprom, 4.95% due 5/23/2016	BBB-/Baa1	4,000,000	4,050,520
[a,b] Gazprom Neft OAO, 6.00% due 11/27/2023	BBB-/Baa2	7,000,000	6,615,714
Gulf South Pipeline Co. LP, 4.00% due 6/15/2022	BBB-/Baa1	4,000,000	4,031,328
[a,b] Harvest Operations Corp., 2.125% due 5/14/2018	A+/A1	7,000,000	6,949,397
[a,b] Korea National Oil Corp., 4.00% due 10/27/2016	A+/A1	2,000,000	2,102,540
[a] Northern Natural Gas Co., 5.75% due 7/15/2018	A-/A2	50,000	56,838
NuStar Logistics LP, 4.75% due 2/1/2022	BB+/Ba1	5,000,000	4,875,000
[a,b] Odebrecht Offshore Drilling Finance Ltd., 6.75% due 10/1/2022	BBB-/Baa3	19,074,000	19,789,275
[b] Petrobras Global Finance B.V. Floating Rate Note, 2.595% due 3/17/2017	BBB-/Baa1	5,750,000	5,814,170
[b] Petroleos Mexicanos Floating Rate Note, 2.254% due 7/18/2018	BBB+/A3	10,000,000	10,450,000

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
[b] Sasol Financing International plc, 4.50% due 11/14/2022	BBB/Baa1	$4,000,000	$4,070,400
[a] Semco Energy, Inc., 5.15% due 4/21/2020	A-/A2	3,000,000	3,369,726
[a,b] Sinopec Capital (2013) Ltd., 1.875% due 4/24/2018	AA-/Aa3	20,000,000	19,518,920
[a,b] Sinopec Group Overseas Development Ltd., 2.75% due 5/17/2017	AA-/Aa3	6,000,000	6,149,400
[a] Texas Gas Transmission LLC, 4.50% due 2/1/2021	BBB-/Baa1	4,480,000	4,639,963

			150,641,037

FOOD, BEVERAGE & TOBACCO — 1.57%
Beverages — 0.54%
Coca Cola Enterprises, Inc., 5.71% due 3/18/2037	AA/NR	3,380,000	3,821,263
[b] Coca Cola HBC Finance B.V., 5.50% due 9/17/2015	BBB/Baa1	7,885,000	8,201,819
[a,b] Coca Cola Icecek Uretim A.S., 4.75% due 10/1/2018	NR/Baa3	5,000,000	5,220,250

Food Products — 0.41%
Corn Products International, Inc., 3.20% due 11/1/2015	BBB/Baa2	1,000,000	1,023,164
Ingredion Inc., 1.80% due 9/25/2017	BBB/Baa2	12,150,000	12,199,633

Tobacco — 0.62%
[a,b] B.A.T International Finance plc, 2.125% due 6/7/2017	A-/A3	8,000,000	8,130,064
Lorillard Tobacco Co., 6.875% due 5/1/2020	BBB-/Baa2	5,000,000	5,862,575
Lorillard Tobacco Co., 3.75% due 5/20/2023	BBB-/Baa2	6,230,000	6,126,968

			50,585,736

HEALTH CARE EQUIPMENT & SERVICES — 0.58%
Health Care Providers & Services — 0.58%
Catholic Health Initiatives, 1.60% due 11/1/2017	A+/NR	1,900,000	1,908,324
Catholic Health Initiatives, 2.95% due 11/1/2022	A+/A1	7,000,000	6,794,557
Wellpoint, Inc., 2.25% due 8/15/2019	A-/Baa2	10,000,000	9,846,270

			18,549,151

HOUSEHOLD & PERSONAL PRODUCTS — 0.06%
Household Products — 0.06%
Energizer Holdings, Inc., 4.70% due 5/24/2022	BBB-/Baa3	2,000,000	2,059,710

			2,059,710

INSURANCE — 3.04%
Insurance — 3.04%
[a] Forethought Financial Group, Inc., 8.625% due 4/15/2021	BBB-/Ba1	2,600,000	2,955,654
Hanover Insurance Group, Inc., 6.375% due 6/15/2021	BBB-/Baa3	2,480,000	2,845,316
Infinity Property & Casualty Corp., 5.00% due 9/19/2022	BBB/Baa2	3,000,000	3,154,557
[a,b] Lancashire Holdings Ltd., 5.70% due 10/1/2022	BBB/Baa2	10,000,000	10,760,000
Marsh & McLennan Companies, Inc., 3.50% due 3/10/2025	A-/Baa1	5,000,000	4,917,055
[a] MassMutual Global Funding LLC, 2.00% due 4/5/2017	AA+/Aa2	8,000,000	8,120,984
[a] MetLife Institutional Funding II, 1.625% due 4/2/2015	AA-/Aa3	5,000,000	5,031,430
[a] Metropolitan Life Global Funding I, 1.70% due 6/29/2015	AA-/Aa3	4,000,000	4,039,052
[b] Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	BBB/NR	5,000,000	5,183,535
[a] Pricoa Global Funding 1, 1.35% due 8/18/2017	AA-/A1	10,000,000	9,949,850
[a] Principal Life Global Funding II, 2.375% due 9/11/2019	A+/A1	2,450,000	2,437,882
[a] Principal Life Global Funding II, 1.50% due 9/11/2017	A+/A1	6,950,000	6,946,303
[a] Principal Life Global Funding II, 1.00% due 12/11/2015	A+/A1	7,000,000	7,029,974
[a] Prudential Covered Trust Co., 2.997% due 9/30/2015	A/Baa1	2,250,000	2,296,782
[a] Reliance Standard Life Insurance Co., 2.50% due 4/24/2019	A+/A2	9,900,000	9,903,386
Unitrin, Inc., 6.00% due 11/30/2015	BBB-/Baa3	5,000,000	5,263,545
[a,b] White Mountains Re Group Ltd., 6.375% due 3/20/2017	BBB/Baa3	6,335,000	7,022,246

			97,857,551

MATERIALS — 3.18%
Chemicals — 0.69%
[a] Incitec Pivot Finance LLC, 6.00% due 12/10/2019	BBB/Baa3	4,538,000	5,102,305
[a,b] Incitec Pivot Ltd., 4.00% due 12/7/2015	BBB/Baa3	4,325,000	4,461,025
[a,b] Office Cherifien des Phosphates, 5.625% due 4/25/2024	BBB-/NR	12,010,000	12,492,802

Construction Materials — 0.02%
CRH America, Inc., 8.125% due 7/15/2018	BBB+/Baa2	650,000	784,745

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Metals & Mining — 2.47%
[a,b] Anglo American Capital plc, 2.625% due 9/27/2017	BBB/Baa2	$9,700,000	$9,868,615
[b] Anglogold Holdings plc, 5.125% due 8/1/2022	BB+/Baa3	7,000,000	6,753,327
[b] Anglogold Holdings plc, 5.375% due 4/15/2020	BB+/Baa3	9,100,000	9,137,401
[b] ArcelorMittal, 4.25% due 8/5/2015	BB+/Ba1	3,000,000	3,048,750
[b] ArcelorMittal, 5.00% due 2/25/2017	BB+/Ba1	3,000,000	3,104,700
[a] Glencore Funding, LLC Floating Rate Note, 1.594% due 1/15/2019	BBB/Baa2	17,600,000	17,731,578
[b] Kinross Gold Corp., 3.625% due 9/1/2016	NR/Baa3	7,000,000	7,244,608
[a,b] Newcrest Finance Property Ltd., 4.20% due 10/1/2022	BBB-/Baa3	10,459,000	9,603,088
[a,b] Samarco Mineracao S.A., 4.125% due 11/1/2022	BBB-/NR	8,000,000	7,449,600
[a,b] Xstrata Finance Canada Ltd., 4.95% due 11/15/2021	BBB/Baa2	5,000,000	5,320,825

			102,103,369

MEDIA — 0.51%
Media — 0.51%
DirecTV Holdings LLC/Financing Co., Inc., 4.45% due 4/1/2024	BBB/Baa2	10,000,000	10,414,550
The Washington Post Co., 7.25% due 2/1/2019	BBB/Baa3	5,000,000	5,793,485
Time Warner Cable, Inc., 8.05% due 1/15/2016	BBB/Baa2	200,000	217,517

			16,425,552

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.10%
Biotechnology — 0.10%
Genzyme Corp., 3.625% due 6/15/2015	AA/A1	3,000,000	3,068,100

			3,068,100

REAL ESTATE — 1.55%
Real Estate Investment Trusts — 1.14%
Alexandria Real Estate Equities, Inc., 3.90% due 6/15/2023	BBB-/Baa2	11,700,000	11,658,641
Commonwealth REIT (HRPT Properties), 6.25% due 6/15/2017	BBB-/Baa3	4,000,000	4,357,288
Washington REIT, 4.95% due 10/1/2020	BBB/Baa2	19,100,000	20,670,459

Real Estate Management & Development — 0.41%
[a,b] Deutsche Annington Finance B.V., 3.20% due 10/2/2017	BBB/NR	10,000,000	10,243,500
Jones Lang LaSalle, Inc., 4.40% due 11/15/2022	BBB-/Baa2	3,000,000	3,064,497

			49,994,385

RETAILING — 0.96%
Multiline Retail — 0.75%
Family Dollar Stores, Inc., 5.00% due 2/1/2021	BBB-/Baa3	23,225,000	24,105,808

Specialty Retail — 0.21%
Advance Auto Parts, Inc., 4.50% due 1/15/2022	BBB-/Baa3	6,400,000	6,725,472

			30,831,280

SOFTWARE & SERVICES — 1.32%
Information Technology Services — 0.67%
Broadridge Financial Solutions, Inc., 3.95% due 9/1/2020	BBB+/Baa1	8,000,000	8,313,432
SAIC, Inc., 4.45% due 12/1/2020	BBB-/Baa3	2,000,000	2,035,178
Total System Services, Inc., 2.375% due 6/1/2018	BBB+/Baa3	11,045,000	10,967,365

Internet Software & Services — 0.56%
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.75% due 4/15/2023	BBB-/Baa3	12,469,000	13,030,105
[a,b] Tencent Holdings Ltd., 2.00% due 5/2/2017	A-/A3	5,000,000	5,002,370

Software — 0.09%
CA Technologies, Inc., 2.875% due 8/15/2018	BBB+/Baa2	2,925,000	2,964,973

			42,313,423

TECHNOLOGY HARDWARE & EQUIPMENT — 0.92%
Communications Equipment — 0.46%
[b] Ericsson LM, 4.125% due 5/15/2022	BBB+/Baa1	14,300,000	14,923,923

Computers & Peripherals — 0.46%
Hewlett-Packard Co., 3.30% due 12/9/2016	BBB+/Baa1	2,000,000	2,086,788
Lexmark International, Inc., 5.125% due 3/15/2020	BBB-/Baa3	12,000,000	12,632,208

			29,642,919

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
TELECOMMUNICATION SERVICES — 2.34%
Diversified Telecommunication Services — 1.41%
AT&T, Inc. Floating Rate Note, 1.148% due 11/27/2018	A-/A3	$16,250,000	$16,535,334
[a,c] Hidden Ridge Facility, 5.65% due 1/1/2022	NR/Baa2	3,284,541	3,522,670
Michigan Bell Telephone Co., 7.85% due 1/15/2022	A-/NR	3,000,000	3,756,117
[a,b] Qtel International Finance Ltd., 3.375% due 10/14/2016	A-/A2	500,000	517,500
Qwest Corp., 6.75% due 12/1/2021	BBB-/Baa3	3,000,000	3,439,167
[b] Telefonica Emisiones SAU, 6.421% due 6/20/2016	BBB/Baa2	9,900,000	10,759,350
[a] Verizon Communications, Inc., 2.625% due 2/21/2020	BBB+/Baa1	4,997,000	4,934,313
Verizon Communications, Inc. Floating Rate Note, 1.984% due 9/14/2018	BBB+/Baa1	1,825,000	1,922,491

Wireless Telecommunication Services — 0.93%
[a] Crown Castle Towers, LLC, 5.495% due 1/15/2037	NR/A2	8,120,000	8,691,989
[a] Crown Castle Towers, LLC, 6.113% due 1/15/2040	NR/A2	4,395,000	5,084,026
[a] SBA Tower Trust, 5.101% due 4/15/2042	NR/A2	2,305,000	2,438,745
[a] Unison Ground Lease Funding LLC, 5.349% due 4/15/2040	NR/NR	2,470,000	2,628,621
[a] Unison Ground Lease Funding LLC, 6.392% due 4/15/2040	NR/NR	9,640,000	10,972,952

			75,203,275

TRANSPORTATION — 1.26%
Air Freight & Logistics — 0.10%
FedEx Corp., 8.76% due 5/22/2015	BBB/A3	43,544	44,850
[a] FedEx Corp., 2.625% due 1/15/2018	BBB/A3	3,043,932	3,096,194

Airlines — 0.69%
American Airlines, 4.95% due 7/15/2024	A-/NR	6,873,977	7,372,340
[a,b] BAA Funding Ltd., 2.50% due 6/25/2017	A-/NR	5,000,000	5,062,490
[b,c] Iberbond plc, 4.826% due 12/24/2017	NR/Baa3	579,359	582,980
US Airways, 6.25% due 10/22/2024	A-/Baa1	6,057,913	6,830,297
[a,b] Virgin Australia, 5.00% due 4/23/2025	NR/Baa2	2,326,221	2,425,085

Road & Rail — 0.47%
[a,b] Asciano Finance Ltd., 3.125% due 9/23/2015	BBB-/Baa2	2,900,000	2,953,453
[a,b] Asciano Finance Ltd., 5.00% due 4/7/2018	BBB-/Baa2	2,000,000	2,154,640
[a,b] LeasePlan Corp. NV, 2.50% due 5/16/2018	BBB+/Baa2	10,000,000	10,030,270

			40,552,599

UTILITIES — 4.46%
Electric Utilities — 2.58%
[a,b] Electricite de France S.A., 2.15% due 1/22/2019	NR/NR	4,900,000	4,886,349
[a,b] Enel Finance International S.A., 6.25% due 9/15/2017	BBB/Baa2	9,500,000	10,667,104
Entergy Louisiana LLC, 4.80% due 5/1/2021	A-/A2	4,300,000	4,833,187
Entergy Texas, Inc., 7.125% due 2/1/2019	A-/Baa1	2,000,000	2,388,052
Entergy Texas, Inc., 3.60% due 6/1/2015	A-/Baa1	3,000,000	3,063,402
Idaho Power Corp., 6.025% due 7/15/2018	A-/A1	1,000,000	1,130,802
[a,b] Korea Western Power Co., Ltd., 2.875% due 10/10/2018	A+/Aa3	10,000,000	10,135,670
[a] Monongahela Power Co., 4.10% due 4/15/2024	BBB+/A3	5,000,000	5,279,655
[a] Monongahela Power Co., 5.70% due 3/15/2017	BBB+/A3	4,785,000	5,243,757
Public Service Co. of New Mexico, 5.35% due 10/1/2021	BBB/Baa2	3,000,000	3,283,719
[a] Rochester Gas & Electric, 5.90% due 7/15/2019	A/A2	11,732,000	13,298,902
[a,b] State Grid Overseas Investment (2014) Ltd., 2.75% due 5/7/2019	AA-/Aa3	9,000,000	9,018,711
[a] Steelriver Transmission Co. LLC, 4.71% due 6/30/2017	NR/Baa2	3,319,638	3,481,148
Toledo Edison Co., 7.25% due 5/1/2020	BBB/Baa1	167,000	198,764
[a,b] Transelec S.A., 4.25% due 1/14/2025	BBB/Baa1	6,000,000	5,954,556

Gas Utilities — 0.88%
[a,b] APT Pipelines Ltd., 3.875% due 10/11/2022	BBB/Baa2	5,500,000	5,506,435
[a] Southern Star Central Gas Pipeline, Inc., 6.00% due 6/1/2016	BBB-/Baa3	5,715,000	6,060,489
The Laclede Group, Inc. Floating Rate Note, 0.982% due 8/15/2017	BBB+/Baa2	16,900,000	16,895,116
Independent Power & Renewable Electricity Producers — 0.24%
[a] Midland Cogeneration Venture, 6.00% due 3/15/2025	BBB-/NR	7,224,576	7,745,923

Multi-Utilities — 0.76%
[a] Enogex, LLC, 6.25% due 3/15/2020	BBB-/Baa3	3,640,000	4,157,779
[a,b] Korea Hydro & Nuclear Power Co. Ltd., 2.875% due 10/2/2018	A+/Aa3	7,000,000	7,103,544

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
[a] Niagara Mohawk Power Corp., 4.881% due 8/15/2019	A-/A2	$10,000,000	$11,085,400
SCANA Corp., 4.125% due 2/1/2022	BBB/Baa3	2,000,000	2,063,404

			143,481,868

TOTAL CORPORATE BONDS (Cost $1,432,902,569)			1,467,262,875

CONVERTIBLE BONDS — 0.60%
REAL ESTATE — 0.60%
Real Estate Investment Trusts — 0.60%
[a] IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	19,950,000	19,152,000

TOTAL CONVERTIBLE BONDS (Cost $19,950,000)			19,152,000

MUNICIPAL BONDS — 5.14%
American Municipal Power Ohio, Inc., 5.072% due 2/15/2018 (Meldahl Hydroelectric)	A/A3	5,000,000	5,473,500
Anaheim California Public Financing Authority, 5.316% due 9/1/2017 (Anaheim Public Improvements; Insured: Natl-Re/FGIC)	AA-/A1	1,440,000	1,510,790
Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Anaheim Public Improvements; Insured: Natl-Re)	AA-/A1	3,270,000	3,490,006
Brentwood California Infrastructure Financing Authority, 6.16% due 10/1/2019 (Civic Center)	AA-/NR	2,110,000	2,381,072
California Health Facilities Financing Authority, 6.76% due 2/1/2019 (Community Program for Persons with Developmental
Disabilities)	A/NR	3,905,000	4,233,371
California School Finance Authority, 5.041% due 7/1/2020 (LOC: City National Bank)	AA+/NR	4,000,000	4,153,520
Camden County Improvement Authority, 5.47% due 7/1/2018 (Cooper Medical School of Rowan University)	A+/A2	2,140,000	2,380,857
Camden County Improvement Authority, 5.62% due 7/1/2019 (Cooper Medical School of Rowan University)	A+/A2	3,025,000	3,367,793
Carson Redevelopment Agency, 4.511% due 10/1/2016 (Low and Moderate Income Housing)	A-/NR	2,695,000	2,758,548
City and County of San Francisco Redevelopment Financing Authority, 8.00% due 8/1/2019 (San Francisco Redevelopment Projects)	A/Ba1	6,500,000	7,485,725
City of Fort Collins, Colorado Electric Utility Enterprise, 4.92% due 12/1/2020 (Fort Collins Smart Grid)	AA-/NR	2,250,000	2,468,408
City of North Little Rock, Arkansas, 3.562% due 7/1/2022 (Electric System; Insured: AGM)	AA/NR	8,185,000	8,189,174
City of Riverside, California, 5.61% due 8/1/2017 (City Sewer System)	A/A1	2,000,000	2,206,940
City of Wilkes-Barre Pennsylvania GO, 4.82% due 11/15/2014 (Insured: AMBAC)	NR/NR	425,000	426,815
Connecticut Housing Finance Authority, 5.071% due 11/15/2019 (Housing Mtg Finance Program)	AAA/Aaa	2,680,000	2,685,923
Denver Public Schools COP, 2.018% due 12/15/2019 (School District No. 1 Educational Facilities)	NR/Aa3	3,000,000	2,955,810
Finance Authority of Maine, 4.55% due 10/1/2014 (Waste Motor Oil Disposal Site Remediation Program)	A/NR	365,000	365,029
Florida Hurricane Catastrophe Fund Finance Corp., 1.298% due 7/1/2016 (Reimbursement Contracts for Covered Event Losses)	AA-/Aa3	7,500,000	7,564,875
Florida State Board of Education, 3.60% due 6/1/2015 (Public Education Capital Outlay)	AAA/Aa1	3,000,000	3,065,730
Illinois Finance Authority, 5.629% due 7/1/2016 (Theory and Computing Sciences Building; Insured: Syncora)	AA-/NR	755,000	786,808
JobsOhio Beverage System, 2.217% due 1/1/2019 (State Liquor Enterprise)	AA/Aa3	11,245,000	11,193,610
Kentucky Asset/Liability Commission, 2.099% due 4/1/2019 (Commonwealth of Kentucky and Teachers’ Retirement System Funding Obligations)	A+/Aa3	3,000,000	2,919,720
Los Angeles County California Public Works Financing Authority, 5.591% due 8/1/2020 (Los Angeles County & USC Medical Center Projects)	AA/A1	3,000,000	3,415,050
Louisiana Local Government Environmental Facilities and Community Development Authority, 1.66% due 2/1/2022 (Louisiana Utilities Restoration)	AAA/Aaa	8,350,000	8,324,449
Louisiana Public Facilities Authority, 5.72% due 7/1/2015 (Black & Gold Facilities Project; Insured: CIFG)	AA/A3	300,000	298,251
Massachusetts Housing Finance Agency, 1.45% due 12/1/2015 (Multi-Family Residential Development)	A+/Aa3	8,550,000	8,590,185
[a] Midwest Family Housing, 5.168% due 7/1/2016 (Insured: CIFG)	AA-/Baa1	515,000	536,235
Municipal Improvement Corp. of Los Angeles, 6.165% due 11/1/2020 (Public Improvements)	A+/A3	10,000,000	11,013,400
New York City Transitional Finance Authority, 4.075% due 11/1/2020 (World Trade Center Recovery)	AAA/Aa1	2,500,000	2,713,850
Oklahoma Development Finance Authority, 8.00% due 5/1/2020 (Cleveland County Industrial Authority (CCIA)—Hitachi Norman, Oklahoma Project)	NR/NR	6,705,000	6,818,449
Orleans Parish School Board GO, 4.40% due 2/1/2021 (Educational Facilities Improvements; Insured: AGM)	AA/A2	10,000,000	10,680,400
Redevelopment Agency of the City of Oakland, 8.00% due 9/1/2016 (Central District Redevelopment Project)	A-/NR	4,200,000	4,660,572
Redevelopment Agency of the City of Redlands, 5.818% due 8/1/2022 (Redlands Redevelopment Project; Insured: AMBAC)	A-/NR	1,895,000	1,887,534
Redevelopment Agency of the County of San Benardino, 7.135% due 9/1/2020 (San Sevaine Redevelopment Project)	BBB/NR	1,470,000	1,498,445
Rutgers State University GO, 2.342% due 5/1/2019 (New Brunswick, Newark and Camden Campus Facilities )	AA-/Aa3	3,485,000	3,437,499
Rutgers State University GO, 3.028% due 5/1/2021 (New Brunswick, Newark and Camden Campus Facilities)	AA-/Aa3	1,500,000	1,489,470
Sandoval County, New Mexico, 1.452% due 6/1/2017	A+/NR	1,000,000	1,005,890
Tampa-Hillsborough County Florida Expressway Authority, 2.22% due 7/1/2018 (Electronic Tolling Program)	A/A3	2,000,000	2,001,400
Tampa-Hillsborough County Florida Expressway Authority, 2.49% due 7/1/2019 (Electronic Tolling Program)	A/A3	2,500,000	2,452,550
Tampa-Hillsborough County Florida Expressway Authority, 2.84% due 7/1/2020 (Electronic Tolling Program)	A/A3	1,750,000	1,732,990
Village of Menomonee Falls, Wisconsin GO, 4.25% due 11/1/2014 (Redevelopment TID No. 6)	NR/Aa2	3,350,000	3,361,055
Wallenpaupack Area School District GO, 3.80% due 9/1/2019 (Pike and Wayne Counties Educational Facilities) (State Aid Withholding)	AA/NR	3,000,000	3,004,800

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2014

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Wallenpaupack Area School District GO, 4.00% due 9/1/2020 (Pike and Wayne Counties Educational Facilities) (State Aid Withholding)	AA/NR	$2,750,000	$2,749,917
Wisconsin Health & Educational Facilities Authority, 7.08% due 6/1/2016 (Richland Hospital, Inc. Project)	NR/NR	535,000	527,558
Yuba Levee Financing Authority, 6.375% due 9/1/2021 (Yuba County Levee Financing Project)	AA/NR	1,000,000	1,076,410

TOTAL MUNICIPAL BONDS (Cost $159,040,204)			165,340,383

OTHER SECURITIES — 0.59%
LOAN PARTICIPATIONS — 0.59%
Freeport-McMoRan Copper & Gold, Inc., 1.66% due 5/31/2018	NR/NR	19,000,000	18,867,000

TOTAL OTHER SECURITIES (Cost $18,919,951)			18,867,000

SHORT TERM INVESTMENTS — 3.39%
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 9/30/2014 due 10/1/2014, repurchase price $94,000,601 collateralized by 69 corporate debt securities, having an average coupon of 4.76%, a minimum credit rating of BBB-, maturity dates from 2/15/2016 to 6/15/2045, and having an aggregate market value of $100,473,811 at 9/30/2014	NR/NR	94,000,000	94,000,000
Brown-Forman Corp., 0.13% due 10/1/2014	NR/NR	15,000,000	15,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $109,000,000)			109,000,000

TOTAL INVESTMENTS — 93.26% (Cost $2,960,346,135)			$2,998,742,716

OTHER ASSETS LESS LIABILITIES — 6.74%			216,675,846

NET ASSETS — 100.00%			$3,215,418,562

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. Most of these securities have been deemed to be liquid for purposes of the Fund’s limitation on investment in illiquid securities. As of September 30, 2014, the aggregate value of these securities in the Fund’s portfolio was $1,375,763,915, representing 42.79% of the Fund’s net assets.
b	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation
COP	Certificates of Participation
FCB	Farm Credit Bank
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation

Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SBA	Small Business Administration
SPV	Special Purpose Vehicle
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs

See notes to financial statements.

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Certified Annual Report    23

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	September 30, 2014

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND
ASSETS
Investments at value (cost $255,541,570 and $2,960,346,135) (Note 2)	$258,318,553	$2,998,742,716
Cash	10,537,017	171,492,228
Receivable for investments sold	–	1,396,000
Receivable for fund shares sold	358,321	32,094,652
Interest receivable	1,123,429	19,893,548
Prepaid expenses and other assets	39,245	41,718

Total Assets	270,376,565	3,223,660,862

LIABILITIES
Payable for fund shares redeemed	471,245	5,292,280
Payable to investment advisor and other affiliates (Note 3)	150,744	1,649,961
Accounts payable and accrued expenses	92,152	566,702
Dividends payable	100,116	733,357

Total Liabilities	814,257	8,242,300

NET ASSETS	$269,562,308	$3,215,418,562

NET ASSETS CONSIST OF
Undistributed (distribution in excess of) net investment income	$64,362	$(141,972)
Net unrealized appreciation on investments	2,776,983	38,396,581
Accumulated net realized gain (loss)	(7,574,719)	17,232,594
Net capital paid in on shares of beneficial interest	274,295,682	3,159,931,359

	$269,562,308	$3,215,418,562

24    Certified Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($132,915,796 and $906,708,018 applicable to 10,015,130 and 67,225,365 shares of beneficial interest outstanding - Note 4)	$13.27	$13.49
Maximum sales charge, 1.50% of offering price	0.20	0.21

Maximum offering price per share	$13.47	$13.70

Class B Shares:
Net asset value per share ($713,817 applicable to 53,907 shares of beneficial interest outstanding - Note 4)	$13.24	$—

Class C Shares:
Net asset value and offering price per share* ($51,001,502 and $593,657,475 applicable to 3,819,741 and 44,085,990 shares of beneficial interest outstanding - Note 4)	$13.35	$13.47

Class I Shares:
Net asset value, offering and redemption price per share ($69,309,049 and $1,578,167,947 applicable to 5,222,455 and 116,989,726 shares of beneficial interest outstanding - Note 4)	$13.27	$13.49

Class R3 Shares:
Net asset value, offering and redemption price per share ($13,748,419 and $120,012,980 applicable to 1,035,268 and 8,891,588 shares of beneficial interest outstanding - Note 4)	$13.28	$13.50

Class R4 Shares:
Net asset value, offering and redemption price per share ($15,112 and $46,699 applicable to 1,139 and 3,464 shares of beneficial interest outstanding - Note 4)	$13.27	$13.48

Class R5 Shares:
Net asset value, offering and redemption price per share ($1,858,613 and $16,825,443 applicable to 140,012 and 1,247,458 shares of beneficial interest outstanding - Note 4)	$13.27	$13.49

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    25

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Year Ended September 30, 2014

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND
INVESTMENT INCOME
Interest income (net of premium amortized of $1,054,365 and $8,073,897 and net of paydown losses of $1,993,189 and $2,278,027, respectively)	$6,764,514	$91,760,163

EXPENSES
Investment advisory fees (Note 3)	1,085,240	11,318,690
Administration fees (Note 3)
Class A Shares	180,425	1,177,924
Class B Shares	1,311	—
Class C Shares	75,954	750,321
Class I Shares	33,724	682,230
Class R3 Shares	18,468	132,285
Class R4 Shares	12	13
Class R5 Shares	506	6,042
Distribution and service fees (Note 3)
Class A Shares	360,850	2,355,848
Class B Shares	10,436	—
Class C Shares	302,751	3,000,509
Class R3 Shares	73,808	529,214
Class R4 Shares	25	26
Transfer agent fees
Class A Shares	133,500	988,470
Class B Shares	5,579	—
Class C Shares	62,857	472,292
Class I Shares	60,302	1,067,260
Class R3 Shares	19,057	80,835
Class R4 Shares	2,813	2,876
Class R5 Shares	2,776	8,623
Registration and filing fees
Class A Shares	43,600	62,482
Class B Shares	15,752	—
Class C Shares	17,878	33,073
Class I Shares	20,925	80,733
Class R3 Shares	17,256	19,473
Class R4 Shares	3,540	3,540
Class R5 Shares	21,246	23,024
Custodian fees (Note 3)	88,073	305,716
Professional fees	51,259	99,330
Accounting fees	10,680	107,950
Trustee fees	11,313	104,380
Other expenses	35,071	284,738

Total Expenses	2,766,987	23,697,897
Less:
Expenses reimbursed by investment advisor (Note 3)	(110,117)	(156,737)
Fees paid indirectly (Note 3)	(3,939)	(5,676)

Net Expenses	2,652,931	23,535,484

Net Investment Income	$4,111,583	$68,224,679

26    Certified Annual Report

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Year Ended September 30, 2014

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$(263,393)	$22,349,977
Net change in unrealized appreciation (depreciation) of investments	(219,886)	19,198,183

Net Realized and Unrealized Gain (Loss)	(483,279)	41,548,160

Net Increase in Net Assets Resulting from Operations	$3,628,304	$109,772,839

See notes to financial statements.

Certified Annual Report    27

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	YEAR ENDED SEPTEMBER 30, 2014	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$4,111,583	$5,697,395
Net realized gain (loss) on investments	(263,393)	626,725
Net unrealized appreciation (depreciation) on investments	(219,886)	(11,595,653)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,628,304	(5,271,533)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(2,819,935)	(4,531,628)
Class B Shares	(4,853)	(24,774)
Class C Shares	(1,014,665)	(1,885,254)
Class I Shares	(1,533,758)	(2,383,641)
Class R3 Shares	(280,108)	(347,980)
Class R4 Shares	(219)	—
Class R5 Shares	(22,390)	(7,818)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(25,279,558)	(48,398,759)
Class B Shares	(663,906)	(1,982,954)
Class C Shares	(22,460,082)	(25,554,347)
Class I Shares	(3,849,985)	(21,174,045)
Class R3 Shares	(1,502,345)	446,203
Class R4 Shares	15,217	—
Class R5 Shares	989,013	589,772

Net Decrease in Net Assets	(54,799,270)	(110,526,758)

NET ASSETS
Beginning of Year	324,361,578	434,888,336

End of Year	$269,562,308	$324,361,578

Undistributed (distribution in excess of) net investment income	$64,362	$(39,963)

See notes to financial statements.

28    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	YEAR ENDED SEPTEMBER 30, 2014	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$68,224,679	$72,638,282
Net realized gain (loss) on investments	22,349,977	28,225,169
Net unrealized appreciation (depreciation) on investments	19,198,183	(83,862,744)

Net Increase (Decrease) in Net Assets Resulting from Operations	109,772,839	17,000,707

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(20,844,311)	(27,240,915)
Class C Shares	(11,944,153)	(14,464,450)
Class I Shares	(34,874,369)	(32,980,072)
Class R3 Shares	(2,227,898)	(1,861,254)
Class R4 Shares	(219)	—
Class R5 Shares	(295,723)	(125,608)
From realized gains
Class A Shares	(8,162,458)	(4,830,257)
Class C Shares	(5,067,874)	(2,753,549)
Class I Shares	(10,507,616)	(4,644,607)
Class R3 Shares	(758,459)	(328,154)
Class R5 Shares	(61,655)	(7,863)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(127,630,504)	6,646,964
Class C Shares	(42,344,263)	44,122,175
Class I Shares	311,080,157	276,724,852
Class R3 Shares	37,870,291	10,072,568
Class R4 Shares	46,653	—
Class R5 Shares	8,559,767	6,994,597

Net Increase in Net Assets	202,610,205	272,325,134

NET ASSETS
Beginning of Year	3,012,808,357	2,740,483,223

End of Year	$3,215,418,562	$3,012,808,357

Distribution in excess of net investment income	$(141,972)	$(673,030)

See notes to financial statements.

Certified Annual Report    29

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), collectively the “Funds,” are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently two of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary objective, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently has seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). The Government Fund no longer offers Class B shares for sale. The Income Fund currently offers six classes of shares of beneficial interest outstanding, Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Funds’ investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Funds’ investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Funds upon a sale of the investment, and that difference could be material to the Funds’ financial statements.

The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Funds have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Funds, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Funds may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

30    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014

Valuation Measurements: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Account Standards Board, (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable valuation inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect the Funds’ assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The inputs or methodologies used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Funds’ investments. These inputs are summarized according to the three-level hierarchy listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Funds may receive a price that is lower than the valuation when it sells the investment.

GOVERNMENT FUND

The following table displays a summary of the fair value hierarchy measurements of the Government Fund’s net investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$32,295,185	$32,295,185	$—	$—
U.S. Government Agencies	53,905,849	—	51,549,715	2,356,134
Mortgage Backed	159,117,519	—	159,117,519	—
Short Term Investments	13,000,000	—	13,000,000	—

Total Investments in Securities	$258,318,553	$32,295,185	$223,667,234	$2,356,134

(a)	In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), a portfolio security characterized as a Level 3 investment representing $2,356,134 market value in U.S. Government Agencies was fair valued by the Committee based upon current market prices/yield of comparable securities using a yield of 3.074%.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2014.

Certified Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2014 is as follows:

	U.S. GOVERNMENT AGENCIES	TOTAL(d)
Beginning Balance 9/30/2013	$2,604,074	$2,604,074
Accrued Discounts (Premiums)	3,132	3,132
Net Realized Gain (Loss)(a)	2,070	2,070
Gross Purchases	—	—
Gross Sales	(179,247)	(179,247)
Net Change in Unrealized
Appreciation (Depreciation)(b)(c)	(73,895)	(73,895)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance 9/30/2014	$2,356,134	$2,356,134

(a)	Amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2014.

(b)	Amount of Net Change in Unrealized Appreciation (Depreciation) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2014.

(c)	The Net Change in Unrealized Appreciation (Depreciation) attributable to securities held at September 30, 2014, which were fair valued using significant unobservable inputs (Level 3) was negative $73,895. This is included within the net change in unrealized appreciation (depreciation) on investments in the Fund’s Statement of Operations.

(d)	Level 3 investments represent 0.87% of total Net Assets at the year ended September 30, 2014. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

INCOME FUND

The following table displays a summary of the fair value hierarchy measurements of the Income Fund’s net investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$66,399,626	$66,399,626	$—	$—
U.S. Government Agencies	303,242,616	—	297,722,827	5,519,789
Other Government	114,678,392	—	100,869,080	13,809,312
Mortgage Backed	214,889,412	—	214,889,412	—
Asset Backed Securities	519,910,412	—	497,756,602	22,153,810
Corporate Bonds	1,467,262,875	—	1,463,157,225	4,105,650
Convertible Bonds	19,152,000	—	19,152,000	—
Municipal Bonds	165,340,383	—	165,340,383	—
Other Securities	18,867,000	—	18,867,000	—
Short Term Investments	109,000,000	—	109,000,000	—

Total Investments in Securities	$2,998,742,716	$66,399,626	$2,886,754,529	$45,588,561

(a)	In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), unadjusted broker quotes and vendor prices were applied to portfolio securities characterized as Level 3 investments at September 30, 2014. Portfolio securities characterized as Level 3 investments representing $5,519,789 market value in U.S. Government Agencies were fair valued by the Committee using yields at a range of 3.074%-4.107% (weighted average of 3.591%) based upon current market prices/yields of comparable securities. Investments representing $13,900,000 market value in Asset Backed Securities were fair valued by the Committee using an income approach based upon the present value of anticipated future cash flows with discounted internal rates of return at 2.4% and 4.2% (weighted average of 3.3%) provided by a third party expert provider.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and the underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2014.

32    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2014 is as follows:

	ASSET BACKED SECURITIES	CORPORATE BONDS	U.S. & OTHER GOVERNMENT	TOTAL(e)
Beginning Balance 9/30/2013	$17,301,500	$7,169,575	$46,112,272	$70,583,347
Accrued Discounts (Premiums)	23,340	10,164	(33,785)	(281)
Net Realized Gain (Loss)(a)	63,368	47,006	2,078	112,452
Gross Purchases	—	—	—	—
Gross Sales	(1,518,021)	(2,925,145)	(1,299,954)	(5,743,120)
Net Change in Unrealized
Appreciation (Depreciation)(b)(c)	181,302	(195,950)	351,854	337,206
Transfers into Level 3(d)	6,102,321	—	—	6,102,321
Transfers out of Level 3(d)	—	—	(25,803,364)	(25,803,364)

Ending Balance 9/30/2014	$22,153,810	$4,105,650	$19,329,101	$45,588,561

(a)	Amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2014.

(b)	Amount of Net Change in Unrealized Appreciation (Depreciation) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2014.

(c)	The Net Change in Unrealized Appreciation (Depreciation) attributable to securities held at September 30, 2014, which were fair valued using significant unobservable inputs (Level 3) was $337,206. This is included within the net change in unrealized appreciation (depreciation) on investments in the Fund’s Statement of Operations.

(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2014. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

(e)	Level 3 investments represent 1.42% of total Net Assets at the year ended September 30, 2014. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of each Funds’ financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Funds’ tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining the Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds is declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Funds may invest excess cash by entering into repurchase agreements under which the Funds deliver cash to a counterparty, the counterparty delivers securities as collateral, and the Funds are obligated to resell that collateral to the counterparty at an agreed upon price at the maturity date of the repurchase agreement. Securities pledged as collateral under repurchase agreements are held in custody with a third party custodian until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the counterparty’s obligations. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Certified Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Translation: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2014, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, Class R3, and Class R4 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I and Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the year ended September 30, 2014, the Distributor has advised the Funds that they earned no net commissions from the sale of Class A shares of the Government Fund and earned $4,220 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $2,880 and $46,535 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class B, Class C, Class I, Class R3, and Class R4 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class C and Class R3 shares, and also applicable to Government Fund’s Class B shares, under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to

34    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014

Class B shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2014, are set forth in the Statements of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Funds so that actual Class B, Class R3, Class R4, and Class R5 of the Government Fund do not exceed 2.50%, 0.99%, 0.99%, and 0.67% respectively and the Class R3, Class R4, and Class R5 of the Income Fund do not exceed 0.99%, 0.99%, and 0.67% respectively. The agreements may be terminated by the Funds at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Funds or the Distributor ceases to be the distributor of the Funds prior to that date. The Advisor and Distributor retain the right to be repaid by the Funds for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2014, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $12,575 for the Class B shares, $47,552 for the Class R3 shares, $6,336 for the Class R4 shares, and $22,274 for the Class R5 shares of the Government Fund and $141,384 for the Class R3 shares, $6,394 for the Class R4 shares, and $8,959 for the Class R5 shares of the Income Fund and voluntarily reimbursed $18,077 for Class A shares and $3,303 for Class C shares of the Government Fund.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the year ended September 30, 2014, fees paid indirectly were $3,939 for the Government Fund and $5,676 for the Income Fund.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, the Income Fund had transactions with affiliated funds in compliance with Rule 17a-7 under the 1940 Act of $50,704,607 in purchases and $4,726,141 in sales.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,714,063	$22,865,234	3,744,649	$51,296,981
Shares issued to shareholders in reinvestment of dividends	156,283	2,082,416	262,627	3,580,624
Shares repurchased	(3,769,364)	(50,227,208)	(7,590,101)	(103,276,364)

Net increase (decrease)	(1,899,018)	$(25,279,558)	(3,582,825)	$(48,398,759)

Class B Shares
Shares sold	18,991	$252,210	30,862	$424,973
Shares issued to shareholders in reinvestment of dividends	355	4,713	1,752	23,978
Shares repurchased	(69,262)	(920,829)	(178,491)	(2,431,905)

Net increase (decrease)	(49,916)	$(663,906)	(145,877)	$(1,982,954)

Certified Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	336,942	$4,519,939	1,186,290	$16,337,002
Shares issued to shareholders in reinvestment of dividends	65,687	880,540	114,069	1,565,457
Shares repurchased	(2,077,467)	(27,860,561)	(3,178,713)	(43,456,806)

Net increase (decrease)	(1,674,838)	$(22,460,082)	(1,878,354)	$(25,554,347)

Class I Shares
Shares sold	1,813,462	$24,164,635	2,977,369	$40,549,972
Shares issued to shareholders in reinvestment of dividends	97,347	1,297,025	138,069	1,880,884
Shares repurchased	(2,199,111)	(29,311,645)	(4,685,090)	(63,604,901)

Net increase (decrease)	(288,302)	$(3,849,985)	(1,569,652)	$(21,174,045)

Class R3 Shares
Shares sold	375,179	$5,003,670	547,714	$7,478,100
Shares issued to shareholders in reinvestment of dividends	19,348	257,965	24,107	328,636
Shares repurchased	(507,115)	(6,763,980)	(540,789)	(7,360,533)

Net increase (decrease)	(112,588)	$(1,502,345)	31,032	$446,203

Class R4 Shares*
Shares sold	1,142	$15,250
Shares issued to shareholders in reinvestment of dividends	16	219
Shares repurchased	(19)	(252)

Net increase (decrease)	1,139	$15,217

Class R5 Shares
Shares sold	161,398	$2,151,422	58,893	$787,254
Shares issued to shareholders in reinvestment of dividends	817	10,878	576	7,824
Shares repurchased	(88,161)	(1,173,287)	(15,074)	(205,306)

Net increase (decrease)	74,054	$989,013	44,395	$589,772

*	Inception date for Class R4 Shares was February 1, 2014.

36    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014

INCOME FUND

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	20,658,936	$278,069,724	37,040,545	$506,158,188
Shares issued to shareholders in reinvestment of dividends	1,935,680	25,992,765	2,050,915	27,969,306
Shares repurchased	(32,121,123)	(431,692,993)	(38,779,444)	(527,480,530)

Net increase (decrease)	(9,526,507)	$(127,630,504)	312,016	$6,646,964

Class C Shares
Shares sold	8,103,867	$108,884,838	15,246,681	$208,208,645
Shares issued to shareholders in reinvestment of dividends	1,113,293	14,926,284	1,069,512	14,558,205
Shares repurchased	(12,383,560)	(166,155,385)	(13,169,974)	(178,644,675)

Net increase (decrease)	(3,166,400)	$(42,344,263)	3,146,219	$44,122,175

Class I Shares
Shares sold	53,437,378	$719,454,550	54,510,358	$743,141,237
Shares issued to shareholders in reinvestment of dividends	2,874,558	38,631,611	2,278,660	31,052,491
Shares repurchased	(33,255,810)	(447,006,004)	(36,614,391)	(497,468,876)

Net increase (decrease)	23,056,126	$311,080,157	20,174,627	$276,724,852

Class R3 Shares
Shares sold	5,189,231	$69,801,833	3,482,197	$47,470,330
Shares issued to shareholders in reinvestment of dividends	214,137	2,879,405	155,223	2,117,877
Shares repurchased	(2,588,440)	(34,810,947)	(2,903,508)	(39,515,639)

Net increase (decrease)	2,814,928	$37,870,291	733,912	$10,072,568

Class R4 Shares*
Shares sold	3,467	$46,690
Shares issued to shareholders in reinvestment of dividends	16	218
Shares repurchased	(19)	(255)

Net increase (decrease)	3,464	$46,653

Class R5 Shares
Shares sold	913,728	$12,254,923	594,497	$8,102,764
Shares issued to shareholders in reinvestment of dividends	26,437	355,574	9,774	132,548
Shares repurchased	(301,211)	(4,050,730)	(92,096)	(1,240,715)

Net increase (decrease)	638,954	$8,559,767	512,175	$6,994,597

*	Inception date for Class R4 Shares was February 1, 2014.

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the Government Fund had purchase and sale transactions of investments (excluding short-term investments) of $21,974,296 and $37,575,668, respectively, while the Income Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $795,397,036 and $729,914,789, respectively.

Certified Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

	GOVERNMENT FUND	INCOME FUND
Cost of investments for tax purposes	$255,541,570	$2,960,379,721

Gross unrealized appreciation on a tax basis	$4,871,144	$58,479,796
Gross unrealized depreciation on a tax basis	(2,094,161)	(20,116,801)

Net unrealized appreciation (depreciation) on investments (tax basis)	$2,776,983	$38,362,995

At September 30, 2014, the Government Fund had deferred tax basis capital losses occurring subsequent to October 31, 2013, of $1,820,325. For tax purposes, such losses will be reflected in the year ending September 30, 2015.

At September 30, 2014, the Government Fund had cumulative tax basis capital losses of $5,630,929, (of which $2,155,138 is short-term and $3,475,791 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occurred in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

At September 30, 2014, the Government Fund had tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire as follows:

2018	$17,316
2019	106,151

$123,467

In order to account for book/tax differences, the Government Fund decreased distribution in excess of net investment income by $1,668,670 and increased accumulated net realized loss by $1,668,670. The Income Fund decreased distribution in excess of net investment income by $2,493,052 and decreased accumulated net realized gain by $2,493,052. These reclassifications have no impact on the net asset value of the Funds. These reclassifications result from paydown loss tax adjustments.

At September 30, 2014, the Government Fund had $164,480 of undistributed tax basis net ordinary investment income and no undistributed tax basis capital gains.

At September 30, 2014, the Income Fund had undistributed tax basis net ordinary investment income of $3,668,651 and undistributed tax basis capital gains of $14,188,915.

The tax character of distributions paid by the Government Fund during the years ended September 30, 2014, and September 30, 2013, was as follows:

	2014	2013
Distributions from:
Ordinary income	$5,675,928	$9,181,095
Capital gains	—	—

Total	$5,675,928	$9,181,095

The tax character of the distributions paid by the Income Fund for the years ended September 30, 2014, and September 30, 2013, was as follows:

	2014	2013
Distributions from:
Ordinary income	$78,131,592	$84,058,814
Capital gains	16,613,143	5,177,915

Total	$94,744,735	$89,236,729

38    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014

OTHER NOTES

Risks: Each Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk and, in the case of Income Fund, the risks associated with investments in non-U.S. issuers. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014, and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    39

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term U.S. Government Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2014(b)	$13.36	0.19	(0.02)	0.17	(0.26)	—	(0.26)	$13.27	1.41		0.93		0.93		0.94		1.30	8.14	$132,916
2013(b)	$13.86	0.20	(0.39)	(0.19)	(0.31)	—	(0.31)	$13.36	1.45		0.89		0.89		0.89		(1.38)	12.18	$159,225
2012(b)	$13.90	0.25	0.06	0.31	(0.35)	—	(0.35)	$13.86	1.79		0.89		0.89		0.89		2.29	9.89	$214,749
2011(b)	$13.94	0.33	0.03	0.36	(0.40)	—	(0.40)	$13.90	2.42		0.90		0.89		0.90		2.66	14.62	$202,910
2010(b)	$13.78	0.39	0.80	1.19	(0.41)	(0.62)	(1.03)	$13.94	2.81		0.93		0.92		0.93		4.69	16.01	$189,465
CLASS B SHARES
2014	$13.33	(0.01)	(0.02)	(0.03)	(0.06)	—	(0.06)	$13.24	(0.06)		2.40		2.40		3.60		(0.19)	8.14	$714
2013	$13.83	0.01	(0.39)	(0.38)	(0.12)	—	(0.12)	$13.33	0.07		2.29		2.29		2.57		(2.75)	12.18	$1,384
2012	$13.87	0.06	0.06	0.12	(0.16)	—	(0.16)	$13.83	0.42		2.26		2.25		2.26		0.90	9.89	$3,452
2011	$13.91	0.16	0.02	0.18	(0.22)	—	(0.22)	$13.87	1.13		2.20		2.19		2.20		1.33	14.62	$4,368
2010	$13.75	0.23	0.80	1.03	(0.25)	(0.62)	(0.87)	$13.91	1.65		2.11		2.11		2.11		3.46	16.01	$5,215
CLASS C SHARES
2014	$13.45	0.15	(0.02)	0.13	(0.23)	—	(0.23)	$13.35	1.14		1.19		1.19		1.20		0.96	8.14	$51,001
2013	$13.94	0.16	(0.37)	(0.21)	(0.28)	—	(0.28)	$13.45	1.17		1.17		1.17		1.17		(1.56)	12.18	$73,877
2012	$13.98	0.21	0.07	0.28	(0.32)	—	(0.32)	$13.94	1.51		1.17		1.17		1.17		2.01	9.89	$102,790
2011	$14.03	0.30	0.02	0.32	(0.37)	—	(0.37)	$13.98	2.15		1.17		1.16		1.17		2.31	14.62	$100,212
2010	$13.87	0.35	0.81	1.16	(0.38)	(0.62)	(1.00)	$14.03	2.53		1.21		1.20		1.71		4.39	16.01	$99,430
CLASS I SHARES
2014	$13.36	0.23	(0.02)	0.21	(0.30)	—	(0.30)	$13.27	1.73		0.61		0.61		0.61		1.62	8.14	$69,309
2013	$13.86	0.24	(0.38)	(0.14)	(0.36)	—	(0.36)	$13.36	1.78		0.56		0.56		0.56		(1.05)	12.18	$73,645
2012	$13.90	0.29	0.07	0.36	(0.40)	—	(0.40)	$13.86	2.12		0.56		0.55		0.56		2.63	9.89	$98,112
2011	$13.94	0.37	0.04	0.41	(0.45)	—	(0.45)	$13.90	2.71		0.57		0.57		0.57		2.99	14.62	$82,994
2010	$13.78	0.42	0.82	1.24	(0.46)	(0.62)	(1.08)	$13.94	3.09		0.60		0.59		0.60		5.03	16.01	$55,398
CLASS R3 SHARES
2014	$13.37	0.18	(0.02)	0.16	(0.25)	—	(0.25)	$13.28	1.35		0.99		0.99		1.31		1.23	8.14	$13,748
2013	$13.87	0.18	(0.38)	(0.20)	(0.30)	—	(0.30)	$13.37	1.35		0.99		0.99		1.27		(1.47)	12.18	$15,350
2012	$13.91	0.23	0.07	0.30	(0.34)	—	(0.34)	$13.87	1.69		1.00		0.99		1.29		2.19	9.89	$15,486
2011	$13.95	0.32	0.03	0.35	(0.39)	—	(0.39)	$13.91	2.33		1.00		0.99		1.32		2.56	14.62	$12,749
2010	$13.79	0.38	0.80	1.18	(0.40)	(0.62)	(1.02)	$13.95	2.73		0.99		0.99		1.31		4.62	16.01	$12,631
CLASS R4 SHARES
2014(c)	$13.36	0.14	(0.03)	0.11	(0.20)	—	(0.20)	$13.27	1.57	(d)	0.99	(d)	0.99	(d)	64.66	(d)(f)	0.78	8.14	$15
CLASS R5 SHARES
2014	$13.36	0.21	— (e)	0.21	(0.30)	—	(0.30)	$13.27	1.59		0.67		0.67		2.87		1.56	8.14	$1,859
2013	$13.85	0.24	(0.39)	(0.15)	(0.34)	—	(0.34)	$13.36	1.83		0.67		0.67		7.28	(f)	(1.09)	12.18	$881
2012(g)	$13.84	0.10	0.07	0.17	(0.16)	—	(0.16)	$13.85	1.87	(d)	0.68	(d)	0.67	(d)	44.86	(d)(f)	1.20	9.89	$299

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2014.
(d)	Annualized.
(e)	Net Realized & Unrealized Gain (Loss) on Investments was less than $0.01 per share.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Effective date of this class of shares was May 1, 2012.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

40 Certified Annual Report	Certified Annual Report 41

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Income Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2014(b)	$13.42	0.29	0.19	0.48	(0.30)	(0.11)	(0.41)	$13.49	2.15		0.89		0.89		0.89		3.61	29.41	$906,708
2013(b)	$13.72	0.32	(0.22)	0.10	(0.34)	(0.06)	(0.40)	$13.42	2.33		0.88		0.88		0.88		0.69	36.66	$1,029,692
2012(b)	$13.32	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.72	2.94		0.93		0.93		0.93		7.04	23.72	$1,049,044
2011(b)	$13.41	0.46	(0.04)	0.42	(0.47)	(0.04)	(0.51)	$13.32	3.44		0.98		0.97		0.98		3.19	24.86	$578,731
2010(b)	$12.81	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.41	3.88		0.99		0.99		1.01		8.91	16.35	$459,532
CLASS C SHARES
2014	$13.39	0.26	0.20	0.46	(0.27)	(0.11)	(0.38)	$13.47	1.92		1.11		1.11		1.11		3.46	29.41	$593,658
2013	$13.70	0.28	(0.23)	0.05	(0.30)	(0.06)	(0.36)	$13.39	2.09		1.12		1.12		1.12		0.38	36.66	$632,918
2012	$13.30	0.36	0.52	0.88	(0.39)	(0.09)	(0.48)	$13.70	2.70		1.18		1.18		1.18		6.78	23.72	$604,314
2011	$13.39	0.42	(0.04)	0.38	(0.43)	(0.04)	(0.47)	$13.30	3.19		1.22		1.22		1.23		2.93	24.86	$366,822
2010	$12.79	0.47	0.61	1.08	(0.48)	—	(0.48)	$13.39	3.62		1.24		1.24		1.77		8.64	16.35	$257,869
CLASS I SHARES
2014	$13.42	0.33	0.20	0.53	(0.35)	(0.11)	(0.46)	$13.49	2.49		0.54		0.54		0.54		3.98	29.41	$1,578,168
2013	$13.73	0.36	(0.23)	0.13	(0.38)	(0.06)	(0.44)	$13.42	2.68		0.53		0.53		0.53		0.98	36.66	$1,260,449
2012	$13.32	0.44	0.53	0.97	(0.47)	(0.09)	(0.56)	$13.73	3.27		0.58		0.58		0.58		7.49	23.72	$1,012,430
2011	$13.41	0.50	(0.04)	0.46	(0.51)	(0.04)	(0.55)	$13.32	3.79		0.63		0.63		0.63		3.55	24.86	$448,669
2010	$12.82	0.55	0.60	1.15	(0.56)	—	(0.56)	$13.41	4.22		0.64		0.64		0.64		9.20	16.35	$295,433
CLASS R3 SHARES
2014	$13.43	0.27	0.19	0.46	(0.28)	(0.11)	(0.39)	$13.50	2.04		0.99		0.99		1.12		3.51	29.41	$120,013
2013	$13.73	0.30	(0.22)	0.08	(0.32)	(0.06)	(0.38)	$13.43	2.22		0.99		0.99		1.14		0.59	36.66	$81,585
2012	$13.33	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.73	2.88		0.99		0.99		1.19		6.97	23.72	$73,373
2011	$13.42	0.45	(0.03)	0.42	(0.47)	(0.04)	(0.51)	$13.33	3.42		0.99		0.99		1.29		3.17	24.86	$30,022
2010	$12.82	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.42	3.89		0.99		0.99		1.35		8.90	16.35	$18,767
CLASS R4 SHARES
2014(c)	$13.42	0.18	0.07	0.25	(0.19)	—	(0.19)	$13.48	1.99	(d)	0.99	(d)	0.99	(d)	61.75	(d)(f)	1.84	29.41	$47
CLASS R5 SHARES
2014	$13.42	0.32	0.19	0.51	(0.33)	(0.11)	(0.44)	$13.49	2.38		0.64		0.64		0.72		3.86	29.41	$16,825
2013	$13.72	0.34	(0.21)	0.13	(0.37)	(0.06)	(0.43)	$13.42	2.52		0.65		0.65		1.01		0.92	36.66	$8,164
2012(e)	$13.47	0.16	0.27	0.43	(0.18)	—	(0.18)	$13.72	2.96	(d)	0.67	(d)	0.67	(d)	25.61	(d)(f)	3.19	23.72	$1,322

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2014.
(d)	Annualized.
(e)	Effective date of this class of shares was May 1, 2012.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

42 Certified Annual Report	Certified Annual Report 43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Income Funds

To the Trustees and Shareholders of

Thornburg Limited Term Income Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Income Funds (comprised of the Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund, two of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

44    Certified Annual Report

EXPENSE EXAMPLES

Thornburg Limited Term Income Funds	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 4/1/14	ENDING ACCOUNT VALUE 9/30/14	EXPENSES PAID DURING PERIOD† 4/1/14–9/30/14
LIMITED TERM U.S. GOVERNMENT FUND
Class A Shares
Actual	$1,000.00	$1,009.10	$4.67
Hypothetical*	$1,000.00	$1,020.42	$4.70
Class B Shares
Actual	$1,000.00	$1,001.20	$12.50
Hypothetical*	$1,000.00	$1,012.58	$12.57
Class C Shares
Actual	$1,000.00	$1,007.80	$6.00
Hypothetical*	$1,000.00	$1,019.09	$6.04
Class I Shares
Actual	$1,000.00	$1,010.50	$3.23
Hypothetical*	$1,000.00	$1,021.85	$3.25
Class R3 Shares
Actual	$1,000.00	$1,008.80	$4.99
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class R4 Shares
Actual	$1,000.00	$1,009.50	$4.99
Hypothetical*	$1,000.00	$1,020.10	$5.02
Class R5 Shares
Actual	$1,000.00	$1,010.40	$3.37
Hypothetical*	$1,000.00	$1,021.71	$3.39

LIMITED TERM INCOME FUND
Class A Shares
Actual	$1,000.00	$1,015.90	$4.52
Hypothetical*	$1,000.00	$1,020.58	$4.53
Class C Shares
Actual	$1,000.00	$1,014.80	$5.61
Hypothetical*	$1,000.00	$1,019.50	$5.63
Class I Shares
Actual	$1,000.00	$1,017.70	$2.80
Hypothetical*	$1,000.00	$1,022.30	$2.80
Class R3 Shares
Actual	$1,000.00	$1,015.40	$5.00
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class R4 Shares
Actual	$1,000.00	$1,015.40	$5.00
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class R5 Shares
Actual	$1,000.00	$1,017.30	$3.14
Hypothetical*	$1,000.00	$1,021.95	$3.15

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.93%; B: 2.49%; C: 1.19%; I: 0.64%; R3: 0.99% R4: 0.99% R5: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.89%; C:1.11%; I: 0.55%; R3: 0.99%; R4: 0.99%; R5: 0.62%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report    45

INDEX COMPARISON

Thornburg Limited Term U.S. Government Fund	September 30, 2014 (Unaudited)

Growth of A Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

	1 YR	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 11/16/87)	-0.20%	1.59%	2.92%	5.20%
B Shares (Incep: 11/1/02)	-5.15%	0.15%	1.99%	2.17%
C Shares (Incep: 9/1/94)	0.46%	1.60%	2.80%	4.18%
I Shares (Incep: 7/5/96)	1.62%	2.22%	3.40%	4.68%
R3 Shares (Incep: 7/1/03)	1.23%	1.81%	3.03%	2.82%
R4 Shares (Incep: 2/1/14)	—	—	—	0.78%
R5 Shares (Incep: 5/1/12)	1.56%	—	—	0.68%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. For the U.S. Government Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, and Class R5 shares.

46    Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term Income Fund	September 30, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

	1 YR	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 10/1/92)	2.09%	4.32%	4.35%	5.32%
C Shares (Incep: 9/1/94)	2.96%	4.40%	4.26%	5.10%
I Shares (Incep: 7/5/96)	3.98%	5.00%	4.86%	5.66%
R3 Shares (Incep: 7/1/03)	3.51%	4.59%	4.48%	4.21%
R4 Shares (Incep: 2/1/14)	—	—	—	1.84%
R5 Shares (Incep: 5/1/12)	3.86%	—	—	3.30%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, Class R3, Class, R4, and Class R5 shares.

Certified Annual Report    47

TRUSTEES AND OFFICERS

Thornburg Limited Term Income Funds	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

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TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

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TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED, POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

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OTHER INFORMATION

Thornburg Limited Term Income Funds	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for each of the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2014, dividends paid by the Thornburg Limited Term Income Fund of $16,613,143 are being reported as long-term capital gain dividends and $78,131,592 are taxable ordinary investment income dividends. Dividends paid by the Thornburg Limited Term U.S. Government Fund of $5,675,928 are being reported as taxable ordinary investment income dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2014. Complete information will be reported in conjunction with your 2014 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR LIMITED TERM U.S. GOVERNMENT FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to

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OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014 (Unaudited)

enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the ten most recent calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was comparable to the return of the broad-based securities index and the average return for the fund category considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the index in five of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in all of the nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell in or near the top decile of investment performance of a mutual fund category for the one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year. Noted data also showed that the Fund’s annualized investment returns fell in the top quartile of investment performance of a second mutual fund category for the same periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection, considered certain factors, including other fees and expenses charged to the Fund, the costs and profitability of the Advisor, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Funds.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses. Data considered included comparisons of the advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, and related data. Comparative fee and expense data considered by the Trustees showed that the advisory fee for the Fund was comparable to the median and average fee levels for the fund category, and that the level of total expense for a representative share class of the Fund was slightly higher than the median and comparable to the average expense levels for the category. Data for the peer group showed that the Fund’s advisory fee level was comparable to the median of the peer group and the total expense level fell at the top of the range for the peer group. The Trustees did not find the differences significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

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OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014 (Unaudited)

In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR THORNBURG LIMITED TERM INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written

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OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014 (Unaudited)

explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the ten most recent calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year exceeded the return of a broad-based securities index and was comparable to the average return for the mutual fund category considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the index in eight of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in all of the nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell in the top decile of investment performance of a mutual fund category for the one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year. Noted data also showed that the Fund’s annualized investment returns fell in the top quartile of investment performance of a second mutual fund category for the five-year period ended with the second quarter, and fell in or near the top decile of performance for the one-year, three-year and ten-year periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection, considered certain factors, including other fees and expenses charged to the Fund, the costs and profitability of the Advisor, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Funds.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses. Data considered included comparisons of advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, and related data. Comparative fee and expense data considered by the Trustees showed that the advisory fee for the Fund was comparable to the median and average fee levels for the fund category, and that the level of total expense for a representative share class of the Fund was slightly higher than the median and comparable to the average expense levels for the category. Data for the peer group showed that the Fund’s advisory fee fell below the median of the peer group and the total expense level fell above the median of the peer group, and that the Fund’s advisory fee and total expense levels fell within the range of fee and expense levels for the peer group. The Trustees did not find the differences significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract

54    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2014 (Unaudited)

necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Certified Annual Report    55

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the Advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the Advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the Advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the Advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the Advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the Advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

56    This page is not part of the Annual Report

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of September 30, 2014, Thornburg managed approximately $74 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $395 million in Thornburg products as of September 30, 2014.

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Distributor: Thornburg Securities Corporation® 800.847.0200	TH076

Thornburg Strategic Income Fund

Informational Brochure and Annual Report

SEPTEMBER 30, 2014

Thornburg
INVESTMENT MANAGEMENT

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2    This page is not part of the Annual Report

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2014. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage-backed securities may bear additional risk. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in structured finance arrangements and other types of derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879

Glossary

Barclays U.S. Corporate High-Yield Index – This index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

Barclays U.S. Universal Index – This index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Blended Index – The Blended Index is composed of 80% Barclays U.S. Aggregate Bond Index and 20% MSCI World Index, rebalanced monthly. The Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate, and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Coupon – The interest rate stated on a bond when its issued. The coupon is typically paid semi-annually.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

Riskless (or risk-free) Interest Rate – The theoretical rate of return of an investment with zero risk. The risk-free rate represents the interest that an investor would expect from an absolutely risk-free investment over a given period of time. Though a truly risk-free asset exists only in theory, in practice most professionals and academics use short-dated government bonds, such as a three-month U.S. Treasury bill.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from treasury securities is exempt from state and local, but not federal income taxes.

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Portfolio Manager

Jason Brady, CFA

Objectives and Strategies

The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund pursues its investment goals by investing in a broad range of income producing investments throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund’s investments in debt obligations and in income producing stocks can be expected to vary over time.

Harvesting a Sustainable Yield

Many investors are in need of significant income and typically turn to “high-yield” funds to find notable dividends. But the simple measure of yield is potentially misleading. At Thornburg Investment Management, we believe we have developed a better income-generation mousetrap in the form of the Strategic Income Fund, which has a goal of high income, without having to resort solely to the below-investment-grade segment of the taxable fixed income universe.

The idea behind this fund is that high yield, in the context of a fund type, represents not an investment goal, but merely a type of asset. Why? Most taxable high-yield funds are solely focused on below-investment-grade corporate bonds. We believe this focus ultimately makes these funds less flexible and correspondingly less capable of succeeding in a variety of investment climates. Keep in mind that below-investment-grade corporate bonds represent less than 2% of the total taxable investment universe. There is simply no compelling reason to ignore vast swathes of income-producing markets merely because they do not have a very low credit quality! In fact, quite the opposite is true. By sifting through the available choices across many sub-asset classes, we seek to generate an interesting income stream from a variety of different sources. We believe this diversification is likely to lead to a more stable fund with a robust yield.

This is the reason the Thornburg Strategic Income Fund has a much broader purview than a typical high-yield fund. The Fund may invest in corporate bonds (both investment-grade and high-yield), asset-backed securities, mortgages, non-U.S. dollar securities, emerging-markets bonds, convertible securities, and more.

The Fund typically has a smaller allocation to equity securities. As such, the occasional “bond-like” equity, which typically exhibits little growth but relatively strong income generation, can be attractive. While adding equities to what is primarily a bond fund can add volatility, which we work hard to mitigate, we simply can find no good reason to ignore an asset class that can serve as another source of income for the Fund. Thornburg Investment Management seeks to go where the value is, regardless of the asset classes in which we invest.

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30-Day Yields, A Shares

As of September 30, 2014

SEC Yield	4.49%
Annualized Distribution Yield	3.53%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 4.38% and the Annualized Distribution Yield would have been 3.42%.

Key Portfolio Attributes

As of September 30, 2014

Fixed Income Statistics

Weighted Average Coupon	4.7%
Effective Duration	3.1 Yrs
Average Maturity	6.1 Yrs
Bond Holdings	268
Equity Statistics

Portfolio P/E (12-mo. trailing)	16
Median Market Cap	$2.7 B
Equity & Pref. Equity Holdings	21

Credit Quality Summary

As of September 30, 2014

Portfolio Composition

As of September 30, 2014

Average Annual Total Returns

For Periods Ended September 30, 2014

	1 YR	3 YRS	5 YRS	SINCE INCEPTION
A Shares (Incep: 12/19/07)
Without sales charge	6.79%	8.39%	8.77%	7.92%
With sales charge	2.02%	6.74%	7.77%	7.19%
Barclays U.S. Universal Index	4.39%	3.23%	4.65%	5.01%
Blended Index	5.62%	5.49%	5.63%	4.78%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for Class A shares is 4.50%. The total annual operating expenses of Class A shares are 1.27%, as disclosed in the most recent prospectus. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses until at least February 1, 2015, resulting in a net expense ratio of 1.25%. For more detailed information, please see the Fund’s prospectus.

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Thornburg Strategic Income Fund

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

Thornburg Strategic Income Fund	September 30, 2014 (Unaudited)

October 15, 2014

Dear Fellow Shareholder:

We are happy to present the annual report for the Thornburg Strategic Income Fund (the Fund) for the year ended September 30, 2014. The net asset value (NAV) of a Class A share of the Fund decreased $0.01 to $12.18 over the course of the past year. If you were invested for the entire period, you received dividends of 54.3 cents per share. If you reinvested your dividends, you received 55.4 cents per share. Dividends per share were higher or lower for other share classes as a percentage of NAV to account for varying class-specific expenses.

Since the Fund’s inception in late 2007, we have been navigating an environment of very high volatility in both the global fixed-income and equity marketplaces, though some complacency began to set in with calmer markets through the middle of 2014. More recently, volatility has reared its head again. Through changing market environments, the Fund has continued to achieve its primary goal: a high and sustainable income stream (income being the primary driver of total return in most fixed-income market environments). Going forward, we will continue to strive to achieve that goal through our investments in a diverse variety of assets across the globe brought together in a portfolio designed to succeed over a reasonable time frame in a variety of different macroeconomic conditions.

Investors’ concerns a year ago centered on the possibility of further significant rises in high-quality sovereign interest rates. When the U.S. Treasury 10-year note closed at 3.03% at the end of calendar year 2013, most market participants expected a significantly higher yield by the end of 2014. Thus far, the opposite has occurred. At the end of September, the 10-year Treasury’s yield was 2.49%, and as of the date of this letter the closing price was 2.14%. Instead of a challenged high-quality market, riskier credit positions recently began to unravel. Over the course of the third quarter of 2014, the Barclays U.S. Corporate High Yield Index moved up in yield from 4.91% to 6.13%. For reference, that index stood at a 6.23% yield on September 30, 2013 and 5.64% on December 31, 2013. Over the course of the first half of the fiscal year, we built up fairly significant cash positions in the portfolio, and we have been able to deploy that effectively in the past month or so as a number of interesting bonds moved notably lower. We continue to proceed cautiously, but with a somewhat richer opportunity set. The significant market moves cited above were less prevalent in other sub-asset classes such as riskier asset-backed and mortgage structures, so we were less active in adding in those markets. In general, we are happy that the global marketplace provides plenty of diversity, including the extremes of the high yield and the U.S. Treasury markets, so we don’t have to resort to complex and perhaps unproductive derivative strategies. We still try to invest the old fashioned way by buying and holding good assets (with the occasional currency hedge).

Putting income and price change together, the Class A shares of the Thornburg Strategic Income Fund produced a total return of 6.79% at NAV over the course of the past year. A blended index of 80% of the Barclays U.S. Aggregate Bond Index and 20% of the MSCI World Index produced a 5.62% total return over the same time period. The Barclays U.S. Universal Index and the Barclays U.S. Corporate High-Yield Index produced 4.39% and 7.20% total return respectively. These indices reflect no deduction for fees, expenses, or taxes.

Looking forward, global economic data continues to disappoint, and as a group we are particularly concerned about both a slowing China and a slowing Europe. Given this weaker picture and concomitant lower energy prices, some of the dazzling stories coming out of the domestic exploration and production sector have lost luster. The U.S. dollar remains a safe haven and while we have positioned well for its strength, we will nevertheless be on the lookout for market dislocations that give us a chance to invest opportunistically in non-dollar assets. Overall, we remain more concerned about credit events than a dramatic rise in interest rates, but note that the portfolio’s performance in the rising “risk-free” rate environment of 2013, as well as the rising “risky” rate environment of 2014, has thus far been similar. Recent significant moves lower in high quality sovereign debt yields make finding income returns generally more challenging, but this issue will likely be with us for some time, even in the context of any later move to somewhat higher “risk-free” rates.

A year ago we believed that spread (the yield difference between securities with different credit qualities) tightening was largely at an end, but as is often the case, the market overshot to even tighter levels. The past quarter has brought us full circle to levels seen approximately this time last year, but with perhaps more broad economic challenges on the horizon. We believe that income-producing assets will continue to be in high demand going forward, though, and we are happy to be in a position to provide that income. The Fund’s objective, to achieve income from a variety of different sources, should be a source of strength and total return over time. In short, selectively investing in a range of interesting global assets while keeping an eye on income production is this Fund’s goal, and a mindset that we believe will serve shareholders well.

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014 (Unaudited)

A note on the machinations of global central banks: We are particularly concerned that all market participants have spent time examining how quickly, how often, and with what exotic process these saviors will continue to stimulate economies/credit creation/market prices. What is becoming clearer is that solving secular, long-term issues with tools more appropriate to cyclical challenges has diminishing returns and increasing second- and third-order effects. Market instability due to a reach for yield is one of those effects for which we’ve been positioning, and even if we find value in the current environment of somewhat higher yields/lower prices for riskier fixed income, we expect an elevated level of volatility going forward. If we can no longer depend on central banks to wave a magic wand to as great an effect, we’ll have to rely upon the recently neglected art of balancing risk and reward judiciously.

Thank you very much for investing in the Fund. We believe that the Thornburg Strategic Income Fund continues to be an appropriate investment for those looking for an attractive, sustainable yield from a variety of instruments.

Sincerely,

Jason H. Brady, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Strategic Income Fund	September 30, 2014

Summary of Industry Group Exposure

As of 9/30/14

Energy	9.9%
Diversified Financials	7.2%
Materials	5.9%
Telecommunication Services	4.5%
Capital Goods	4.0%
Banks	4.0%
Transportation	3.7%
Food, Beverage & Tobacco	3.7%
Media	3.3%
Commercial & Professional Services	3.0%
Utilities	2.8%
Software & Services	2.6%
Retailing	2.5%
Consumer Services	2.5%
Health Care Equipment & Services	2.0%
Real Estate	1.8%
Food & Staples Retailing	1.4%
Technology Hardware & Equipment	1.4%
Miscellaneous	1.1%
Insurance	1.0%
Pharmaceuticals, Biotechnology & Life Sciences	0.7%
Commercial Services & Supplies	0.4%
Consumer Durables & Apparel	0.3%
Other Non-Classified Securities:
Asset Backed Securities	9.5%
Other Government	3.7%
U.S. Treasury Securities	1.1%
U.S. Government Agencies	0.9%
Municipal Bonds	0.7%
Mortgage Backed	0.1%
Other Assets & Liabilities	14.3%

Summary of Country Exposure*

As of 9/30/14

United States	55.0%
Brazil	3.6%
Mexico	3.4%
Canada	2.4%
Australia	2.2%
United Kingdom	2.2%
Cayman Islands	1.9%
Russia	1.9%
Netherlands	1.5%
Spain	1.4%
Ireland	1.3%
Sweden	1.1%
Israel	0.6%
Aruba	0.6%
Chile	0.6%
South Korea	0.5%
Norway	0.4%
France	0.4%
South Africa	0.4%
Romania	0.4%
Peru	0.4%
Japan	0.4%
Argentina	0.4%
Germany	0.4%
Barbados	0.4%
Nigeria	0.3%
Switzerland	0.3%
Italy	0.3%
Panama	0.3%
New Zealand	0.2%
Indonesia	0.2%
Luxembourg	0.1%
Czech Republic	0.1%
Iceland	0.1%
Other Assets & Liabilities	14.3%

*	The country exposure of each holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 2.20%

COMMERCIAL & PROFESSIONAL SERVICES — 0.30%
Commercial Services & Supplies — 0.30%
Republic Services, Inc.	100,000	$3,902,000

		3,902,000

ENERGY — 1.31%
Oil, Gas & Consumable Fuels — 1.31%
Eni S.p.A.	147,400	3,513,096
[a] Halcon Resources Corp.	12,383	49,037
Kinder Morgan, Inc.	87,000	3,335,580
Linn Co., LLC	167,800	4,857,810
[b] ROMGAZ SA-GDR	531,954	5,330,179
[a,c] TPT Acquisition, Inc.	20,480	0

		17,085,702

MATERIALS — 0.01%
Metals & Mining — 0.01%
[a] Jaguar Mining, Inc.	144,927	71,884

		71,884

REAL ESTATE — 0.42%
Real Estate Investment Trusts — 0.42%
Annaly Capital Management, Inc.	212,700	2,271,636
Capstead Mortgage Corp.	259,027	3,170,491

		5,442,127

RETAILING — 0.16%
Internet & Catalog Retail — 0.16%
Trade Me Ltd.	748,335	2,044,239

		2,044,239

TOTAL COMMON STOCK (Cost $32,456,223)		28,545,952

PREFERRED STOCK — 2.06%

BANKS — 0.33%
Banks — 0.33%
First Niagara Financial Group Pfd, 8.625%	17,732	501,816
GMAC Capital Trust I Pfd, 8.125%	140,000	3,725,400

		4,227,216

ENERGY — 0.29%
Oil, Gas & Consumable Fuels — 0.29%
Halcon Resources Corp. Pfd, 5.75%	4,441	3,774,850

		3,774,850

MISCELLANEOUS — 1.07%
U.S. Government Agencies — 1.07%
Farm Credit Bank of Texas Pfd, 10.00%	1,000	1,250,313
[b] Cobank, ACB Pfd, 6.25%	50,000	5,300,000
[b] AgriBank, FCB Pfd, 6.875%	40,000	4,272,500
[b] Falcons Funding Trust I Pfd, 8.875%	3,000	3,113,437

		13,936,250

REAL ESTATE — 0.15%
Real Estate Investment Trusts — 0.15%
Alexandria Real Estate Pfd, 7.00%	50,000	1,349,000
American Realty Capital Properties, Inc. Pfd, 6.70%	25,857	597,814

		1,946,814

TELECOMMUNICATION SERVICES — 0.22%
Wireless Telecommunication Services — 0.22%
[b,d] Centaur Funding Corp. Pfd, 9.08%	2,330	2,913,956

		2,913,956

TOTAL PREFERRED STOCK (Cost $25,254,806)		26,799,086

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT†	VALUE
ASSET BACKED SECURITIES — 9.46%

COMMERCIAL MTG TRUST — 1.60%
[b] Capital Automotive REIT, Series 2012-1A Class A, 4.70%, 7/15/2042	$2,905,468	$2,972,294
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.63%, 3/25/2034	135,426	110,050
[b] Commercial Mtg Pass-Through Certificates, Series 2011-FL1 Class B, 3.288%, 7/17/2028	645,827	645,294
[b] CVS Pass-Through Trust, 9.35%, 1/10/2023	4,605,000	5,417,617
[b] FREMF Mtg Trust, Series 2012-KF01 Class B Floating Rate Note, 2.756%, 10/25/2044	2,000,000	2,053,258
[b] FREMF Mtg Trust, Series 2013-KF02 Class B Floating Rate Note, 2.82%, 12/25/2045	2,538,152	2,622,941
[b] JP Morgan Chase Commercial Mtg Trust, Series 2013-JWRZ Class D Floating Rate Note, 3.144%, 4/15/2030	4,000,000	4,010,470
[b] Motel 6 Trust, Series 2012-MTL6 Class C, 3.139%, 10/5/2025	3,000,000	2,990,126

		20,822,050

OTHER ASSET BACKED — 4.96%
[b,c] Aircraft Certificate Owner Trust, Series 2003-1A Class E, 7.001%, 9/20/2022	5,224,002	5,406,842
[b] American Credit Acceptance, Series 2014-2 Class B, 2.26%, 3/10/2020	6,850,000	6,838,771
[b] CLI Funding, LLC, Series 2014-1A Class A, 3.29%, 6/18/2029	4,769,070	4,736,301
[b,c] Concord Funding Co., LLC, Series 2012-2 Class B, 4.145%, 1/15/2017	4,000,000	4,000,000
[b,c] Concord Funding Co., LLC, Series 2013-1 Class B, 3.92%, 2/15/2015	5,675,000	5,675,000
[b] Dominos Pizza Master Issuer, LLC, Series 2012-1A Class A2, 5.216%, 1/25/2042	9,710,813	10,229,931
[b] Fairway Outdoor Funding, LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	3,000,000	2,945,374
[b,d] Global SC Finance SRL, Series 2014-1A Class A1, 3.19%, 7/17/2029	4,670,833	4,637,480
[b] JPR Royalty, LLC, 14.00%, 9/1/2020	2,000,000	1,327,778
[b,c] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.014%, 12/1/2037	1,012,109	910,898
[b,c] Progreso Receivables Funding I, LLC. Series 2013-A Class A, 4.00%, 7/9/2018	8,025,000	8,045,063
[b] SolarCity LMC, LLC, Series 2013-1 Class A, 4.80%, 11/20/2038	3,535,523	3,677,506
[b] SolarCity LMC, LLC, Series 2014-1 Class A, 4.59%, 4/20/2044	3,457,537	3,566,162
[b,d] Trafigura Securitisation Finance plc, Series 2012-1A Class B, 4.154%, 10/15/2015	2,000,000	2,012,029
[b] Westgate Resorts, Series 2012-1 Class C, 11.00%, 9/20/2025	361,498	368,164

		64,377,299

RESIDENTIAL MTG TRUST — 2.61%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.269%, 12/20/2036	883,463	220,993
Bear Stearns ARM Mtg, Series 2003-6 Class 2B-1, 2.487%, 8/25/2033	287,416	282,632
[b] CIT Mtg Loan Trust, Series 2007-1 Class 2A2, 1.405%, 10/25/2037	1,482,310	1,479,635
[b] Citigroup Mtg Loan Trust, Inc., Series 2014-A Class A, 4.00%, 1/25/2035	6,324,198	6,519,237
Countrywide, Series 2005-11 Class AF3, 4.778%, 2/25/2036	628,440	637,407
[b] CS First Boston Mtg Securities Co., Series 2005-CF1 Class M1, 0.855%, 3/25/2045	1,900,770	1,812,135
FBR Securitization Trust, Series 2005-2 Class M1, 0.875%, 9/25/2035	3,000,000	2,887,541
JP Morgan Mtg Acquisition Corp., Series 2006-CH1 Class A4, 0.295%, 7/25/2036	1,104,347	1,096,466
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.461%, 8/25/2034	294,379	269,689
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.475%, 11/25/2035	1,052,086	1,033,668
New Century Home Equity Loan Trust, Series 2005-2 Class M1, 0.585%, 6/25/2035	1,875,611	1,826,105
Park Place Securities, Inc., Series 2004-MHQ1 Class M2, 1.28%, 12/25/2034	2,218,925	2,175,670
Residential Asset Securities Corp., Series 2006-KS4 Class A3, 0.305%, 6/25/2036	462,666	458,044
[b,c] SHAP, Series 2013-RM1 Class A, 4.00%, 5/26/2053	3,782,537	3,703,482
Structured Asset Securities Corp., Series 2004-20 Class 7A1, 5.25%, 11/25/2034	1,128,345	1,132,856
[b] TAL Advantage, LLC, Series 2014-1A Class A, 3.51%, 2/22/2039	8,239,583	8,313,168
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.615%, 2/25/2035	236,730	56,557

		33,905,285

STUDENT LOAN — 0.29%
Access Group, Inc., Series 2005-A Class A3, 0.634%, 7/25/2034	4,000,000	3,711,365

		3,711,365

TOTAL ASSET BACKED SECURITIES (Cost $120,903,430)		122,815,999

CORPORATE BONDS — 56.28%

BANKS — 3.64%
Banks — 3.64%
[b] Banco Santander Brasil S.A. (BRL), 8.00%, 3/18/2016	5,300,000	2,067,817
[b,d] Banco Santander Chile Floating Rate Note, 2.108%, 6/7/2018	4,000,000	4,065,000
Bank of America Corp., 4.20%, 8/26/2024	3,200,000	3,172,330
[b,d] Caixa Economica Federal, 4.50%, 10/3/2018	7,700,000	7,857,850
DEPFA Bank plc (EUR), 0.784%, 12/15/2015	5,800,000	6,960,229
[a,b,d,e] Islandsbanki, 4.41%, 10/15/2008	60,000	19,200
[b,d] Mizuho Financial Group, 4.60%, 3/27/2024	5,000,000	5,199,635
[f] National City Bank Floating Rate Note, 0.603%, 6/7/2017	1,000,000	996,144
[d] Royal Bank of Scotland Group plc, 9.50%, 3/16/2022	2,000,000	2,280,000

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT†	VALUE
[d] Royal Bank of Scotland Group plc, 6.125%, 12/15/2022	$2,000,000	$2,116,876
[b,d] Sberbank of Russia, 5.50%, 2/26/2024	9,000,000	8,122,500
[b,d] Zenith Bank plc, 6.25%, 4/22/2019	4,400,000	4,400,000

		47,257,581

CAPITAL GOODS — 3.98%
Construction & Engineering — 1.34%
[b,d] Abengoa Greenfield, S.A., 6.50%, 10/1/2019	6,400,000	6,368,000
[b,g] AECOM Technology Corp., 5.875%, 10/15/2024	4,835,000	4,865,219
[b,d] Ausdrill Finance Pty Ltd., 6.875%, 11/1/2019	6,750,000	6,226,875
Industrial Conglomerates — 0.54%
[b,d] Alfa S.A., 5.25%, 3/25/2024	2,300,000	2,452,950
Otter Tail Corp., 9.00%, 12/15/2016	4,000,000	4,597,928
Machinery — 0.06%
[b] Waterjet Holdings, Inc., 7.625%, 2/1/2020	750,000	776,250
Trading Companies & Distributors — 2.04%
[b] Aviation Capital Group Corp., 6.75%, 4/6/2021	2,500,000	2,837,500
[b] Aviation Capital Group Corp., 7.125%, 10/15/2020	1,881,000	2,180,429
[d] Fly Leasing Ltd., 6.75%, 12/15/2020	7,500,000	7,800,000
[b] International Lease Finance Corp., 7.125%, 9/1/2018	8,000,000	9,000,000
[b] Wajax Corp. (CAD), 6.125%, 10/23/2020	5,000,000	4,647,529

		51,752,680

COMMERCIAL & PROFESSIONAL SERVICES — 1.73%
Commercial Services & Supplies — 1.26%
[b] GFL Environmental Corp. (CAD), 7.50%, 6/18/2018	5,460,000	4,899,594
Iron Mountain, Inc., 6.00%, 8/15/2023	3,000,000	3,075,000
RR Donnelley & Sons Co., 7.875%, 3/15/2021	3,000,000	3,292,500
RR Donnelley & Sons Co., 8.875%, 4/15/2021	4,500,000	5,085,000
Professional Services — 0.47%
[b] Nielsen Finance, LLC, 5.00%, 4/15/2022	6,200,000	6,060,500

		22,412,594

COMMERCIAL SERVICES & SUPPLIES — 0.38%
Diversified Support Services — 0.38%
[c] Lavare Holding AB (SEK), 5.737%, 4/4/2019	35,000,000	4,874,584

		4,874,584

CONSUMER SERVICES — 1.78%
Diversified Consumer Services — 0.38%
Coinstar, Inc., 6.00%, 3/15/2019	5,000,000	4,912,500
Hotels, Restaurants & Leisure — 1.40%
Aramark Services, Inc., 5.75%, 3/15/2020	4,600,000	4,715,000
[b,d] Arcos Dorados Holdings I, 6.625%, 9/27/2023	9,000,000	8,932,500
[b] Arcos Dorados Holdings, Inc. (BRL), 10.25%, 7/13/2016	8,000,000	3,055,868
[b] Cedar Fair L.P., 5.375%, 6/1/2024	1,560,000	1,513,200

		23,129,068

DIVERSIFIED FINANCIALS — 5.28%
Capital Markets — 1.68%
Ares Capital Corp., 4.875%, 11/30/2018	7,000,000	7,391,958
[b,d] BTG Investments LP, 4.50%, 4/17/2018	5,000,000	4,812,500
FS Investment Corp., 4.00%, 7/15/2019	6,286,000	6,279,771
Merrill Lynch & Co., 0.789%, 5/2/2017	2,500,000	2,490,425
Oppenheimer Holdings, Inc., 8.75%, 4/15/2018	775,000	819,562
Consumer Finance — 1.58%
Ally Financial, Inc., 4.75%, 9/10/2018	4,000,000	4,100,000
Capital One Bank (USA), N.A., 2.95%, 7/23/2021	3,800,000	3,737,197
[b,c] Cash Store Financial (CAD), 0%, 1/31/2017	1,700,000	311,023
First Cash Financial Services, Inc., 6.75%, 4/1/2021	8,550,000	8,892,000
[b] Lowell Group Financing plc (GBP), 10.75%, 4/1/2019	2,000,000	3,521,949
Diversified Financial Services — 2.02%
[b,d] CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	6,000,000	6,465,000
[b] Citicorp, 8.04%, 12/15/2019	250,000	296,069

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT†	VALUE
[c] Counts Trust, Series 1998 II-A, 6.67%, 2/15/2018	$364,999	$376,985
JP Morgan Chase & Co., 6.75%, 1/29/2049	7,500,000	7,878,750
KFW (BRL), 5.375%, 9/14/2015	12,000,000	4,689,842
[b] TMX Finance, LLC/Titlemax Finance, 8.50%, 9/15/2018	6,550,000	6,517,250

		68,580,281

ENERGY — 8.31%
Energy Equipment & Services — 1.50%
[b,d] Anton Oilfield Services Group, 7.50%, 11/6/2018	7,000,000	7,175,000
[b] Compressco Partners, LP, 7.25%, 8/15/2022	4,800,000	4,812,000
[b,d] Schahin II Finance Co. (SPV) Ltd., 5.875%, 9/25/2023	7,824,200	7,413,430
Oil, Gas & Consumable Fuels — 6.81%
Atlas Energy Holdings Operating Co., LLC, 7.75%, 1/15/2021	3,000,000	2,955,000
[b,d] Delek & Avner Tamar Bond Ltd., 3.839%, 12/30/2018	2,250,000	2,265,363
[b,d] Delek & Avner Tamar Bond Ltd., 2.803%, 12/30/2016	6,145,000	6,145,000
Energy Transfer Partners LP, 3.257%, 11/1/2066	1,200,000	1,123,500
Enterprise Products Operating LP, 7.034%, 1/15/2068	1,400,000	1,582,000
Gastar Exploration USA, Inc., 8.625%, 5/15/2018	4,236,000	4,363,080
[b,d] Gazprom Neft OAO, 6.00%, 11/27/2023	3,000,000	2,835,306
[b] Global Partners LP/GLP Finance Corp., 6.25%, 7/15/2022	5,975,000	5,945,125
[b] Linc Energy, 12.50%, 10/31/2017	6,185,000	6,447,862
[b] Linc Energy, 9.625%, 10/31/2017	1,324,000	1,376,960
[b] NGL Energy Partners LP, 6.875%, 10/15/2021	6,000,000	6,240,000
[b] Northern Tier Energy, LLC, 7.125%, 11/15/2020	6,450,000	6,804,750
[b,d] Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/2022	8,344,875	8,657,808
[d,f] Petrobras Global Finance B.V., 3.00%, 1/15/2019	1,000,000	974,010
[d] Petrobras Global Finance B.V. Floating Rate Note, 2.595%, 3/17/2017	3,650,000	3,690,734
Plains All American Pipeline LP, 8.75%, 5/1/2019	1,000,000	1,266,310
[b,d] QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 7/30/2019	1,213,600	1,259,110
RAAM Global Energy Co., 12.50%, 10/1/2015	2,000,000	1,540,000
[b] Rockies Express Pipeline, LLC, 3.90%, 4/15/2015	2,000,000	1,995,000
[b] Rockies Express Pipeline, LLC, 6.85%, 7/15/2018	2,000,000	2,130,000
Summit Midstream Holdings, LLC, 5.50%, 8/15/2022	8,360,000	8,192,800
Tennessee Gas Pipeline Co., 8.00%, 2/1/2016	1,000,000	1,087,992
Tesoro Logistics LP, 6.125%, 10/15/2021	2,000,000	2,065,000
[b,d] Tullow Oil plc, 6.25%, 4/15/2022	7,700,000	7,526,750

		107,869,890

FOOD & STAPLES RETAILING — 1.38%
Food & Staples Retailing — 1.38%
[b] Bakkavor Finance 2 plc (GBP), 8.75%, 6/15/2020	7,275,000	12,442,530
[b] C&S Group Enterprises, LLC, 5.375%, 7/15/2022	5,800,000	5,510,000

		17,952,530

FOOD, BEVERAGE & TOBACCO — 2.90%
Beverages — 0.54%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	2,000,000	794,608
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015	2,000,000	808,906
[b,d] Central America Bottling Corp., 6.75%, 2/9/2022	5,000,000	5,400,000
Food Products — 1.93%
[b,d] Alicorp S.A.A., 3.875%, 3/20/2023	5,425,000	5,262,250
B&G Foods, Inc., 4.625%, 6/1/2021	3,200,000	3,048,000
[b,d] Barry Callebaut Services NV, 5.50%, 6/15/2023	4,000,000	4,242,360
[b,d] BRF S.A., 4.75%, 5/22/2024	4,650,000	4,580,250
Bunge Ltd. Finance Co., 5.10%, 7/15/2015	321,000	331,852
[b,d] Comfeed Finance B.V., 6.00%, 5/2/2018	2,000,000	1,990,000
[b] Southern States Cooperative, Inc., 10.00%, 8/15/2021	4,000,000	3,920,000
WhiteWave Foods Co., 5.375%, 10/1/2022	1,600,000	1,616,000
Tobacco — 0.43%
Vector Group Ltd., 7.75%, 2/15/2021	5,330,000	5,609,825

		37,604,051

HEALTH CARE EQUIPMENT & SERVICES — 2.04%
Health Care Equipment & Supplies — 0.13%
[b] Teleflex, Inc., 5.25%, 6/15/2024	1,715,000	1,680,700

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT†	VALUE
Health Care Providers & Services — 1.19%
[b] Covenant Surgical Partners, Inc., 8.75%, 8/1/2019	$5,990,000	$5,960,050
DaVita Healthcare Partners, 5.125%, 7/15/2024	5,975,000	5,870,437
Tenet Healthcare Corp., 6.00%, 10/1/2020	3,500,000	3,701,250
Health Care Services — 0.72%
[d] Catamaran Corp., 4.75%, 3/15/2021	9,715,000	9,344,616

		26,557,053

INSURANCE — 0.95%
Insurance — 0.95%
ELM B.V. (AUD), 3.89%, 4/29/2049	1,000,000	851,225
ELM B.V. (AUD), 7.635%, 12/29/2049	1,000,000	930,316
[b] Forethought Financial Group, Inc., 8.625%, 4/15/2021	1,330,000	1,511,931
[b,d] Lancashire Holdings Ltd., 5.70%, 10/1/2022	4,900,000	5,272,400
[b] National Life Insurance of Vermont, 10.50%, 9/15/2039	1,000,000	1,519,529
[b] Prudential Holdings, LLC, 8.695%, 12/18/2023	559,929	707,958
[b] ZFS Finance USA Trust II, 6.45%, 12/15/2065	1,460,000	1,562,200

		12,355,559

MATERIALS — 5.17%
Chemicals — 1.21%
[b] Iracore International Holdings, Inc., 9.50%, 6/1/2018	3,250,000	2,957,500
[b,d] Kissner Milling Co. Ltd., 7.25%, 6/1/2019	2,300,000	2,357,500
[b,d] Office Cherifien des Phosphates, 5.625%, 4/25/2024	10,000,000	10,402,000
Construction Materials — 0.08%
[f] Wesco Distribution, Inc., 5.375%, 12/15/2021	1,000,000	992,500
Metals & Mining — 3.42%
[d] Anglogold Holdings, 8.50%, 7/30/2020	5,000,000	5,503,000
Coeur d’Alene Mines Corp., 7.875%, 2/1/2021	3,138,000	2,941,875
[b] Compass Minerals International, 4.875%, 7/15/2024	1,525,000	1,456,375
[b] Glencore Funding, LLC Floating Rate Note, 1.594%, 1/15/2019	11,000,000	11,082,236
[b,d] Newcrest Finance Property Ltd., 4.20%, 10/1/2022	7,000,000	6,427,155
[b,d] OJSC Novolipetsk Steel, 4.45%, 2/19/2018	6,000,000	5,805,000
[d] Rio Tinto Alcan, Inc., 5.00%, 6/1/2015	50,000	51,459
[b,d] Samarco Mineracao S.A., 4.125%, 11/1/2022	12,000,000	11,174,400
Paper & Forest Products — 0.46%
[b] Neenah Paper, Inc., 5.25%, 5/15/2021	6,000,000	6,052,500

		67,203,500

MEDIA — 2.27%
Media — 2.27%
[b,g] CBS Outdoor Americas Capital LLC, 5.875%, 3/15/2025	700,000	703,500
[b,g] CBS Outdoor Americas Capital LLC, 5.25%, 2/15/2022	3,220,000	3,215,975
[b] CET 21 SPOL S.R.O. (EUR), 9.00%, 11/1/2017	1,000,000	1,307,257
Comcast Holdings Corp., 2.00%, 10/15/2029	15,500,000	7,973,200
[b,d] Numericable Group S.A., 4.875%, 5/15/2019	3,100,000	3,061,250
[b,d] Numericable Group S.A., 6.00%, 5/15/2022	2,500,000	2,518,750
The Washington Post Co., 7.25%, 2/1/2019	500,000	579,349
[d] TV Azteca SAB de CV, 7.50%, 5/25/2018	5,000,000	5,250,000
[b,d] Virgin Media, Inc., 5.375%, 4/15/2021	4,805,000	4,841,037

		29,450,318

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.66%
Pharmaceuticals — 0.66%
[b,c] Atlas U.S. Royalty, LLC, 12.25%, 3/15/2027	5,450,000	5,346,450
[b,d] CFR International SpA Co., 5.125%, 12/6/2022	3,000,000	3,220,623

		8,567,073

REAL ESTATE — 0.53%
Real Estate Investment Trusts — 0.53%
EPR Properties, 5.25%, 7/15/2023	5,000,000	5,256,760
Retail Opportunity Investments Corp., 5.00%, 12/15/2023	1,500,000	1,597,049

		6,853,809

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT†	VALUE
RETAILING — 2.12%
Distributors — 0.46%
LKQ Corp., Inc., 4.75%, 5/15/2023	$6,254,000	$6,035,110
Internet & Catalog Retail — 0.58%
[b] QVC, Inc., 4.45%, 2/15/2025	7,567,000	7,469,189
Multiline Retail — 0.38%
[b,d] Grupo Famsa S.A.B. de C.V., 7.25%, 6/1/2020	5,000,000	5,000,000
Specialty Retail — 0.70%
[b] Guitar Center, Inc., 6.50%, 4/15/2019	3,100,000	2,790,000
[b] Outerwall, Inc., 5.875%, 6/15/2021	6,675,000	6,291,187

		27,585,486

SOFTWARE & SERVICES — 1.96%
Information Technology Services — 1.02%
[b] iGATE Corp., 4.75%, 4/15/2019	5,775,000	5,601,750
Neustar, Inc., 4.50%, 1/15/2023	8,660,000	7,664,100
Internet Software & Services — 0.94%
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.75%, 4/15/2023	7,500,000	7,837,500
Verisign, Inc., 4.625%, 5/1/2023	4,550,000	4,390,750

		25,494,100

TECHNOLOGY HARDWARE & EQUIPMENT — 1.37%
Computers & Peripherals — 0.24%
Lexmark International, Inc., 5.125%, 3/15/2020	3,000,000	3,158,052
Electronic Equipment, Instruments & Components — 1.13%
Anixter, Inc., 5.125%, 10/1/2021	6,450,000	6,369,375
CDW, LLC/CDW Finance Corp., 6.00%, 8/15/2022	7,950,000	8,248,125

		17,775,552

TELECOMMUNICATION SERVICES — 4.27%
Diversified Telecommunication Services — 1.71%
[b,f] GTP Acquisition Partners I, LLC, 4.704%, 5/15/2043	4,750,000	4,706,879
Level 3 Communications, Inc., 11.875%, 2/1/2019	1,000,000	1,080,000
Level 3 Communications, Inc., 8.875%, 6/1/2019	1,000,000	1,067,500
[d] Telefonica Emisiones SAU, 5.134%, 4/27/2020	1,000,000	1,099,163
[d] Telefonica Emisiones SAU, 3.992%, 2/16/2016	1,000,000	1,040,591
[d] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,000,000	2,231,340
[d] Telefonica Emisiones SAU, 6.421%, 6/20/2016	1,000,000	1,086,803
[b,d] Videotron Ltd. Co., 5.375%, 6/15/2024	10,050,000	9,949,500
Wireless Telecommunication Services — 2.56%
America Movil Sab de CV (MXN), 6.45%, 12/5/2022	120,000,000	8,647,979
[b,d] Bharti Airtel International, 5.125%, 3/11/2023	6,000,000	6,308,160
[b,d] MTS International Funding Ltd., 5.00%, 5/30/2023	6,000,000	5,145,000
[b,d] VimpelCom (UBS SA), 8.25%, 5/23/2016	500,000	522,500
[b,d] VimpelCom Holdings B.V., 7.504%, 3/1/2022	2,000,000	2,037,500
[b] WCP Issuer, LLC, 7.143%, 8/15/2043	6,000,000	6,172,500
[b] WCP Wireless Site Fund, 6.829%, 11/15/2040	4,240,000	4,382,761

		55,478,176

TRANSPORTATION — 3.49%
Airlines — 3.13%
[b] American Airlines, 5.60%, 1/15/2022	13,229,845	13,626,740
American Airlines, 4.95%, 7/15/2024	2,831,905	3,037,218
[b,c] Delta Airlines A330, 7.132%, 5/13/2025	9,649,928	9,649,928
[c] Iberbond 2004 plc (EUR), 4.235%, 12/24/2017	4,749,686	6,053,084
US Airways, 7.076%, 9/20/2022	1,874,469	2,047,857
US Airways, 5.90%, 4/1/2026	1,854,198	2,076,702
US Airways, 6.25%, 10/22/2024	1,612,648	1,818,261
[b,d] Virgin Australia, 5.00%, 4/23/2025	2,326,221	2,425,085
Marine — 0.36%
[b,d] Stena International SA, 5.75%, 3/1/2024	4,650,000	4,650,000

		45,384,875

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT†	VALUE
UTILITIES — 2.07%
Electric Utilities — 1.01%
Alabama Power Capital Trust V, 3.335%, 10/1/2042	$700,000	$654,543
[b] Duquesne Light Holdings, 6.40%, 9/15/2020	2,000,000	2,338,234
[b,d] Enel Finance International S.A., 6.25%, 9/15/2017	1,500,000	1,684,280
PNM Resources, Inc., 9.25%, 5/15/2015	3,070,000	3,220,792
Puget Energy, Inc., 5.625%, 7/15/2022	2,500,000	2,868,655
Puget Energy, Inc., 6.50%, 12/15/2020	2,000,000	2,367,072
Gas Utilities — 0.27%
[b] Source Gas, LLC., 5.90%, 4/1/2017	1,250,000	1,349,197
[b] Southern Star Central Gas Pipeline, Inc., 6.00%, 6/1/2016	2,000,000	2,120,906
Independent Power & Renewable Electricity Producers — 0.35%
Ipalco Enterprises, Inc., 5.00%, 5/1/2018	2,500,000	2,634,375
[b] Midland Cogeneration Venture, 6.00%, 3/15/2025	1,806,144	1,936,481
Multi-Utilities — 0.44%
CMS Energy Corp., 8.75%, 6/15/2019	2,000,000	2,539,332
[b] Topaz Solar Farms, LLC, 4.875%, 9/30/2039	3,000,000	3,110,499

		26,824,366

TOTAL CORPORATE BONDS (Cost $724,925,691)		730,963,126

CONVERTIBLE BONDS — 1.06%

DIVERSIFIED FINANCIALS — 0.26%
Consumer Finance — 0.26%
[b] EZCORP, Inc., 2.125%, 6/15/2019	3,877,000	3,414,183

		3,414,183

REAL ESTATE — 0.67%
Real Estate Investment Trusts — 0.67%
American Realty Capital Properties Inc., 3.00%, 8/1/2018	3,890,000	3,865,687
[b] IAS Operating Partnership LP, 5.00%, 3/15/2018	5,040,000	4,838,400

		8,704,087

SOFTWARE & SERVICES — 0.13%
Internet Software & Services — 0.13%
[b] Mercadolibre, Inc., 2.25%, 7/1/2019	1,510,000	1,635,519

		1,635,519

TELECOMMUNICATION SERVICES — 0.00%
Diversified Telecommunication Services — 0.00%
Alaska Communication Systems Group, Inc., 6.25%, 5/1/2018	69,000	55,200

		55,200

TOTAL CONVERTIBLE BONDS (Cost $14,152,703)		13,808,989

WARRANTS — 0.01%

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.01%
Pharmaceuticals — 0.01%
[a,b] Alexza Pharmaceuticals, Inc.	41,863	97,541

TOTAL WARRANTS (Cost $213,640)		97,541

MUNICIPAL BONDS — 0.72%
California Health Facilities Financing Authority (Developmental Disabilities), 7.875%, 2/1/2026	1,940,000	2,177,980
Los Angeles California Municipal Improvement Corp. (Build America Bonds), 6.165%, 11/1/2020	1,885,000	2,076,026
[b] Midwest Family Housing, 5.168%, 7/1/2016	335,000	348,813
Oakland California Redevelopment Agency, 8.00%, 9/1/2016	1,000,000	1,109,660
Oklahoma Development Finance Authority, 8.00%, 5/1/2020	1,185,000	1,205,050
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	2,000,000	2,277,220
Wisconsin State Health & Educational Facilities (Richland Hospital), 7.08%, 6/1/2016	150,000	147,913

TOTAL MUNICIPAL BONDS (Cost $8,404,685)		9,342,662

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT†	VALUE
U.S. TREASURY SECURITIES — 1.07%
U.S. Treasury, 2.25%, 1/31/2015	$2,000,000	$2,014,541
U.S. Treasury, 1.625%, 6/30/2019	11,880,000	11,816,887

TOTAL U.S. TREASURY SECURITIES (Cost $13,834,068)		13,831,428

U.S. GOVERNMENT AGENCIES — 0.91%

[b] CoBank ACB Floating Rate Note (Farm Credit Banks), 0.834%, 6/15/2022	12,700,000	11,874,500

TOTAL U.S. GOVERNMENT AGENCIES (Cost $12,069,860)		11,874,500

OTHER GOVERNMENT — 3.75%
Australian Government (AUD), 2.75%, 4/21/2024	8,200,000	6,751,110
BK Nederlandse Gemeenten N.V. (NOK), 4.00%, 5/15/2015	5,000,000	788,824
[b,d] Brazilian Development Bank, 3.375%, 9/26/2016	2,000,000	2,047,000
[b,d] Eurasian Development Bank, 5.00%, 9/26/2020	2,000,000	2,025,000
Federative Republic of Brazil (BRL), 12.50%, 1/5/2016	3,475,000	1,439,192
[b,d] Government of Aruba, 4.625%, 9/14/2023	7,700,000	7,713,719
Kommunalbanken AS (NOK), 4.00%, 1/26/2015	5,000,000	783,565
Mexican Bonos (MXN), 5.00%, 6/15/2017	130,000,000	9,829,753
Mexico Bonos de Desarrollo (MXN), 4.75%, 6/14/2018	87,500,000	6,471,098
Norwegian Government (NOK), 4.25%, 5/19/2017	25,000,000	4,161,835
[b,d] Republic of Iceland, 4.875%, 6/16/2016	625,000	650,550
[b,d] Seven and Seven Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of Korea), 1.395%, 9/11/2019	6,000,000	5,994,270

TOTAL OTHER GOVERNMENT (Cost $49,252,951)		48,655,916

MORTGAGE BACKED — 0.06%
Federal National Mtg Assoc., CMO Series 1994-37 Class L, 6.50%, 3/25/2024	4,437	4,951
[c] Reilly FHA 1997-A Mtg, 6.896%, 7/1/2020	790,906	806,724

TOTAL MORTGAGE BACKED (Cost $815,754)		811,675

LOAN PARTICIPATIONS — 8.03%

COMMERCIAL & PROFESSIONAL SERVICES — 0.97%
Commercial Services & Supplies — 0.12%
SourceHov, LLC, 8.75%, 4/30/2019	1,500,000	1,530,000
Professional Services — 0.85%
Extreme Reach, Inc., 6.75%, 2/7/2020	5,238,000	5,238,000
Academi Holdings, LLC, 11.00%, 7/24/2020	6,000,000	5,880,000

		12,648,000

CONSUMER DURABLES & APPAREL — 0.32%
Leisure Equipment & Products — 0.15%
Topps Co, Inc., 7.25%, 10/2/2018	1,985,000	1,945,300
Textiles, Apparel & Luxury Goods — 0.17%
5.11, Inc., 6.00%, 2/28/2020	2,238,750	2,233,153

		4,178,453

CONSUMER SERVICES — 0.74%
Diversified Consumer Services — 0.51%
Laureate Education, Inc., 5.00%, 6/15/2018	6,986,632	6,678,032
Hotels, Restaurants & Leisure — 0.23%
[c] Private Restaurants Properties, Inc., 9.00%, 4/10/2017	2,924,385	2,944,856

		9,622,888

DIVERSIFIED FINANCIALS — 1.68%
Capital Markets — 0.18%
RCS Capital Corp., 10.50%, 4/29/2021	2,300,000	2,334,500
Diversified Financial Services — 1.50%
[d] Stena International S.A., 4.00%, 3/3/2021	5,356,575	5,209,269
NCP Finance LP, 11.00%, 9/30/2018	4,257,007	4,235,722
ABG Intermediate Holdings, LLC, 9.00%, 5/27/2022	10,100,000	10,049,500

		21,828,991

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT†	VALUE
FOOD, BEVERAGE & TOBACCO — 0.79%
Food Products — 0.21%
Del Monte Foods, Inc., 8.25%, 8/18/2021	$3,020,000	$2,718,000
Tobacco — 0.58%
North Atlantic Trading Co., Inc., 7.75%-8.75%, 12/30/2019	7,445,404	7,464,018

		10,182,018

MATERIALS — 0.74%
Chemicals — 0.74%
PeroxyChem, LLC, 7.50%, 2/13/2020	4,975,000	5,037,188
OCI Beaumont, LLC, 5.00%, 8/20/2019	4,609,890	4,609,890

		9,647,078

MEDIA — 1.07%
Media — 1.07%
Baker & Taylor Acquisitions Corp., 12.00%, 9/28/2016	5,000,000	5,050,000
[d] Mood Media Corp., 7.00%, 4/25/2019	8,773,481	8,773,481

		13,823,481

RETAILING — 0.24%
Specialty Retail — 0.24%
Rue21, Inc., 5.625%, 10/7/2020	3,696,332	3,141,882

		3,141,882

SOFTWARE & SERVICES — 0.47%
Information Technology Services — 0.47%
[b,c,h] Valores Corporativos Softtek, S.A. de C.V., 6.902%, 8/27/2019	6,181,818	6,150,909

		6,150,909

TRANSPORTATION — 0.26%
Airlines — 0.26%
[c] Synergy Aerospace Corp., 7.50%, 3/3/2015	3,313,181	3,313,181

		3,313,181

UTILITIES — 0.75%
Electric Utilities — 0.75%
FirstEnergy Corp., 1.983%, 3/31/2019	10,000,000	9,750,000

		9,750,000

TOTAL LOAN PARTICIPATIONS (Cost $104,299,373)		104,286,881

SHORT TERM INVESTMENTS — 14.34%
AGL Capital Corp., 0.21%, 10/1/2014	14,300,000	14,300,000
Airgas, Inc., 0.20%, 10/1/2014	10,600,000	10,600,000
Ameren Illinois Co., 0.20%, 10/1/2014	8,600,000	8,600,000
Apache Corp., 0.25%, 10/6/2014	15,200,000	15,199,472
Atmos Energy Corp., 0.19%, 10/6/2014	14,250,000	14,249,624
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 9/30/2014 due 10/1/2014, repurchase price $19,000,121 collateralized by 18 corporate debt securities, having an average coupon of 4.16%, a minimum credit rating of BBB-, maturity dates from 11/6/2017 to 5/15/2042, and having an aggregate market value of $20,344,160 at 9/30/2014	19,000,000	19,000,000
CenterPoint Energy, Inc., 0.20%, 10/1/2014	17,300,000	17,300,000
Hitachi International Treasury Ltd., 0.32%, 10/3/2014	19,000,000	18,999,662
Kansas City Power & Light, 0.22%, 10/1/2014	19,000,000	19,000,000
National Grid USA, 0.24%, 10/2/2014	19,000,000	18,999,874
Plains All American Pipeline, LP, 0.28%, 10/6/2014	11,000,000	10,999,572
Spectra Energy Partners, 0.25%, 10/6/2014	19,000,000	18,999,340

TOTAL SHORT TERM INVESTMENTS (Cost $186,247,544)		186,247,544

TOTAL INVESTMENTS — 99.95% (Cost $1,292,830,728)		$1,298,081,299
OTHER ASSETS LESS LIABILITIES — 0.05%		668,959

NET ASSETS — 100.00%		$1,298,750,258

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

Footnote Legend

†	Share/principal amount in U.S. Dollars unless otherwise noted in the security description.
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. Most of these securities have been deemed to be liquid for purposes of the Fund’s limitation on investment in illiquid securities. As of September 30, 2014, the aggregate value of these securities in the Fund’s portfolio was $623,899,045, representing 48.04% of the Fund’s net assets.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
d	Yankee Bond – Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
e	Bond in default.
f	Segregated as collateral for a when-issued security.
g	When-issued security.
h	Loan facility with an unfunded liability of $1,181,182 (see Note 2).

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CHL	Denominated in Chilean Peso
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euros
FCB	Farm Credit Bank
FHA	Insured by Federal Housing Administration

GBP	Denominated in Great Britain Pounds
Mtg	Mortgage
MXN	Denominated in Mexican Pesos
NOK	Denominated in Norwegian Kroner
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
SEK	Denominated in Swedish Kronor
SPA	Standby Purchase Agreement
SPV	Special Purpose Vehicle

See notes to financial statements.

Certified Annual Report    19

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Income Fund	September 30, 2014

ASSETS
Investments at value (cost $1,292,830,728) (Note 2)	$1,298,081,299
Cash	11,317,681
Cash denominated in foreign currency (cost $8,027,314)	8,013,352
Receivable for investments sold	1,482,071
Receivable for fund shares sold	9,647,782
Unrealized appreciation on forward currency contracts (Note 7)	1,238,619
Dividends receivable	348,458
Dividend and interest reclaim receivable	50,472
Interest receivable	13,093,554
Prepaid expenses and other assets	33,600

Total Assets	1,343,306,888

LIABILITIES
Payable for investments purchased	40,266,348
Payable for fund shares redeemed	2,377,271
Payable to investment advisor and other affiliates (Note 3)	1,082,120
Accounts payable and accrued expenses	224,423
Dividends payable	606,468

Total Liabilities	44,556,630

NET ASSETS	$1,298,750,258

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(551,723)
Net unrealized appreciation on investments and foreign currency translations	6,459,652
Accumulated net realized gain (loss)	15,264,078
Net capital paid in on shares of beneficial interest	1,277,578,251

$1,298,750,258

20    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($392,604,113 applicable to 32,221,356 shares of beneficial interest outstanding - Note 4)	$12.18
Maximum sales charge, 4.50% of offering price	0.57

Maximum offering price per share	$12.75

Class C Shares:
Net asset value and offering price per share* ($348,334,117 applicable to 28,629,986 shares of beneficial interest outstanding - Note 4)	$12.17

Class I Shares:
Net asset value, offering and redemption price per share ($552,182,149 applicable to 45,419,224 shares of beneficial interest outstanding - Note 4)	$12.16

Class R3 Shares:
Net asset value, offering and redemption price per share ($3,048,764 applicable to 250,382 shares of beneficial interest outstanding - Note 4)	$12.18

Class R4 Shares:**
Net asset value, offering and redemption price per share ($15,647 applicable to 1,285 shares of beneficial interest outstanding - Note 4)	$12.18

Class R5 Shares:
Net asset value, offering and redemption price per share ($2,565,468 applicable to 211,075 shares of beneficial interest outstanding - Note 4)	$12.15

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
**	Inception date of Class R4 shares was February 1, 2014.

See notes to financial statements.

Certified Annual Report    21

STATEMENT OF OPERATIONS

Thornburg Strategic Income Fund	Year Ended September 30, 2014

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $167,547)	$4,281,990
Interest income (net of premium amortized of $1,061,608)	49,572,048
Other income	1,238,634

Total Income	55,092,672

EXPENSES
Investment advisory fees (Note 3)	7,076,436
Administration fees (Note 3)
Class A Shares	403,087
Class C Shares	359,245
Class I Shares	192,606
Class R3 Shares	1,759
Class R4 Shares	12
Class R5 Shares	949
Distribution and service fees (Note 3)
Class A Shares	810,467
Class C Shares	2,873,958
Class R3 Shares	7,036
Class R4 Shares	26
Transfer agent fees
Class A Shares	269,879
Class C Shares	239,196
Class I Shares	272,337
Class R3 Shares	2,290
Class R4 Shares	2,565
Class R5 Shares	2,804
Registration and filing fees
Class A Shares	59,805
Class C Shares	37,674
Class I Shares	57,384
Class R3 Shares	21,929
Class R4 Shares	3,540
Class R5 Shares	21,907
Custodian fees (Note 3)	250,577
Professional fees	95,325
Accounting fees	31,575
Trustee fees	30,370
Other expenses	134,646

Total Expenses	13,259,384
Less:
Expenses reimbursed by investment advisor (Note 3)	(638,957)
Fees paid indirectly (Note 3)	(1,002)

Net Expenses	12,619,425

Net Investment Income	$42,473,247

22    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Strategic Income Fund	Year Ended September 30, 2014

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$19,202,147
Forward currency contracts (Note 7)	(322,784)
Foreign currency transactions	(175,608)

18,703,755

Net change in unrealized appreciation (depreciation) on:
Investments	(3,872,325)
Foreign currency translations	(49,682)
Forward currency contracts (Note 7)	1,656,612

(2,265,395)

Net Realized and Unrealized Gain	16,438,360

Net Increase in Net Assets Resulting from Operations	$58,911,607

See notes to financial statements.

Certified Annual Report    23

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Income Fund

	YEAR ENDED SEPTEMBER 30, 2014	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$42,473,247	$35,737,760
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	18,703,755	14,102,145
Net unrealized appreciation (depreciation) on investments, foreign currency contracts, and foreign currency translations	(2,265,395)	(15,073,927)

Net Increase (Decrease) in Net Assets Resulting from Operations	58,911,607	34,765,978

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(14,111,314)	(11,912,656)
Class C Shares	(10,955,909)	(10,107,088)
Class I Shares	(17,925,535)	(12,484,393)
Class R3 Shares	(56,962)	(4,342)
Class R4 Shares	(423)	—
Class R5 Shares	(85,256)	(611)
From realized gains
Class A Shares	(5,900,030)	(2,285,280)
Class C Shares	(5,473,946)	(2,208,844)
Class I Shares	(5,939,705)	(2,229,497)
Class R3 Shares	(2,935)	(396)
Class R5 Shares	(19,145)	(120)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	141,841,186	53,440,558
Class C Shares	111,635,825	50,193,875
Class I Shares	306,584,478	57,806,097
Class R3 Shares	2,887,855	159,687
Class R4 Shares	15,412	—
Class R5 Shares	2,547,850	730

Net Increase in Net Assets	563,953,053	155,133,698

NET ASSETS
Beginning of Year	734,797,205	579,663,507

End of Year	$1,298,750,258	$734,797,205

Undistributed (distribution in excess of) net investment income	$(551,723)	$1,117,622

See notes to financial statements.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Income Fund	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R3”, “Class R4”, and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may bear a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

of a market quotation, create a question about the reliability of the investment’s market value. For example, on days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(B)
Assets
Investments in Securities*
Common Stock	$28,545,952	$23,215,773	$5,330,179	$—
Preferred Stock(a)	26,799,086	9,948,880	16,850,206	—
Asset Backed Securities	122,815,999	—	95,074,715	27,741,284
Corporate Bonds	730,963,126	—	714,312,022	16,651,104
Convertible Bonds	13,808,989	—	13,808,989	—
Warrants	97,541	—	97,541	—
Municipal Bonds	9,342,662	—	9,342,662	—
U.S. Treasury Securities	13,831,428	13,831,428	—	—
U.S. Government Agencies	11,874,500	—	11,874,500	—
Other Government	48,655,916	—	48,655,916	—
Mortgage Backed	811,675	—	4,951	806,724
Loan Participations	104,286,881	—	86,840,747	17,446,134
Short Term Investments	186,247,544	—	186,247,544	—

Total Investments in Securities	$1,298,081,299	$46,996,081	$1,188,439,972	$62,645,246
Other Financial Instruments**
Forward Currency Contracts	$1,238,619	$—	$1,238,619	$—
Liabilities
Other Financial Instruments**
Spot Currency	$(31,429)	$(31,429)	$—	$—

(a)	At September 30, 2014, industry classifications for Preferred Stock in Level 2 consist of $13,936,250 in Miscellaneous, and $2,913,956 in Telecommunication Services.

(b)	In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), unadjusted broker quotes and vendor prices were applied to portfolio securities characterized as Level 3 investments at September 30, 2014. A portfolio security characterized as a Level 3 investment representing $0 market value in Common Stock was fair valued by the Committee based on the inability to derive a fair value given no market activity after a restructuring event. A spread of 337 basis points to comparable securities was applied to a portfolio security characterized as a Level 3 investment representing $8,045,063 market value in Asset Backed Securities. Portfolio securities characterized as Level 3 investments representing $9,675,000 market value in Asset Backed Securities were fair valued by the Committee using an income approach based upon the present value of anticipated future cash flows with discounted internal rates of return at a range of 2.4%–4.2% (weighted average of 3.3%) derived from a third party expert provider. A portfolio security characterized as a Level 3 investment representing $4,874,584 market value in Corporate Bonds was fair valued by the Committee using cost. A portfolio security characterized as a Level 3 investment representing $6,053,084 market value in Corporate Bonds was fair valued by the Committee using an income approach based upon the present value of anticipated future cash flows and a discounted internal rate of return of 4.0%. Portfolio securities characterized as Level 3 investments representing $6,258,037 market value in Loan Participations were fair valued by the Committee using an income approach based upon the present value of anticipated future cash flows with discounted internal rates of return at a range of 7.9%–9.0% (weighted average of 8.45%) derived from a third party expert provider.

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2014, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2014 is as follows:

	PREFERRED STOCK	ASSET BACKED SECURITIES	COMMON STOCK	CORPORATE BONDS	MORTGAGE BACKED	OTHER SECURITIES	TOTAL(d)
Beginning Balance 9/30/2013	$4,850,000	$27,667,476	$—	$14,611,418	$1,033,463	$6,937,996	$55,100,353
Accrued Discounts (Premiums)	—	12,074	—	79,868	(3,342)	10,393	98,993
Net Realized Gain (Loss)(a)	157,650	26,640	—	2,258	(5,748)	462	181,262
Gross Purchases	—	3,033,547	153,600	10,634,637	—	11,050,910	24,872,694
Gross Sales	(5,000,000)	(1,942,509)	—	(89,792)	(211,924)	(745,430)	(7,989,655)
Net Change in Unrealized Appreciation (Depreciation)(b)(e)	(7,650)	344,056	(153,600)	(807,285)	(5,725)	191,803	(438,401)
Transfers into Level 3(c)	—	—	—	—	—	—	—
Transfers out of Level 3(c)	—	(1,400,000)	—	(7,780,000)	—	—	(9,180,000)

Ending Balance 9/30/2014	$—	$27,741,284	$—	$16,651,104	$806,724	$17,446,134	$62,645,246

(a)	Amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2014.

(b)	Amount of Net Change in Unrealized Appreciation (Depreciation) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2014.

(c)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2014. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

(d)	Level 3 investments represent 4.82% of total Net Assets at the year ended September 30, 2014. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

(e)	The Net Change in Unrealized Appreciation (Depreciation) attributable to securities owned at September 30, 2104, which were valued using significant unobservable inputs is negative $430,751. This is included within net change in unrealized appreciation (depreciation) on investments within the Statement of Operations.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction

28    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash by entering into repurchase agreements under which the Fund delivers cash to a counterparty, the counterparty delivers securities as collateral, and the Fund is obligated to resell that collateral to the counterparty at an agreed upon price at the maturity date of the repurchase agreement. Securities pledged as collateral under repurchase agreements are held in custody with a third party custodian until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the counterparty’s obligations. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Unfunded Loan Commitments: The Fund has entered into a loan commitment with Valores Corporativos Softek, of which at September 30, 2014, $6,181,818 of the $8,000,000 par commitment had been funded and maturity date is 8/27/2019.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2014, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $183,873 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $29,691 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and for shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of

Certified Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of .25 of 1% of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A, Class C, Class R3, Class R4, and Class R5 expenses do not exceed 1.25%, 1.80%, 1.25%, 1.25%, and 0.99%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2014, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $54,996 for Class A shares, $530,453 for Class C shares, $26,099 for Class R3 shares, $6,093 for Class R4 shares, and $21,316 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2014, fees paid indirectly were $1,002.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	18,515,650	$225,983,883	10,058,431	$123,667,059
Shares issued to shareholders in reinvestment of dividends	1,512,030	18,371,710	1,022,523	12,513,293
Shares repurchased	(8,402,986)	(102,514,407)	(6,752,417)	(82,739,794)

Net increase (decrease)	11,624,694	$141,841,186	4,328,537	$53,440,558

Class C Shares
Shares sold	12,164,015	$148,392,875	7,166,676	$87,947,122
Shares issued to shareholders in reinvestment of dividends	1,169,485	14,180,200	847,660	10,357,063
Shares repurchased	(4,185,267)	(50,937,250)	(3,928,127)	(48,110,310)

Net increase (decrease)	9,148,233	$111,635,825	4,086,209	$50,193,875

Class I Shares
Shares sold	31,367,129	$382,209,495	12,270,363	$150,879,431
Shares issued to shareholders in reinvestment of dividends	1,530,876	18,590,355	903,587	11,036,909
Shares repurchased	(7,726,042)	(94,215,372)	(8,520,072)	(104,110,243)

Net increase (decrease)	25,171,963	$306,584,478	4,653,878	$57,806,097

Class R3 Shares
Shares sold	252,491	$3,086,494	18,755	$228,019
Shares issued to shareholders in reinvestment of dividends	4,631	56,871	387	4,710
Shares repurchased	(20,759)	(255,510)	(5,992)	(73,042)

Net increase (decrease)	236,363	$2,887,855	13,150	$159,687

30    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares*
Shares sold	1,271	$15,250
Shares issued to shareholders in reinvestment of dividends	35	423
Shares repurchased	(21)	(261)

Net increase (decrease)	1,285	$15,412

Class R5 Shares
Shares sold	226,485	$2,747,416	—	$—
Shares issued to shareholders in reinvestment of dividends	8,572	104,180	60	730
Shares repurchased	(24,914)	(303,746)	—	—

Net increase (decrease)	210,143	$2,547,850	60	$730

*	Inception date of the Class R4 shares was February 1, 2014.

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments and U. S. Government obligations) of $835,251,594 and $445,004,939, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,292,815,869

Gross unrealized appreciation on a tax basis	$29,791,973
Gross unrealized depreciation on a tax basis	(24,526,543)

Net unrealized appreciation (depreciation) on investments (tax basis)	$5,265,430

At September 30, 2014, the Fund had $6,171,429 and $10,339,505 of undistributed tax basis ordinary income and tax basis capital gains, respectively.

The tax character of distributions paid during the years ended September 30, 2014, and September 30, 2013, was as follows:

	2014	2013
Distributions from:
Ordinary income	$50,575,019	$37,834,272
Capital gains	9,896,141	3,398,955

Total	$60,471,160	$41,233,227

In order to account for permanent book/tax differences, the Fund increased accumulated net realized gain by $1,064,308, decreased net paid in capital on shares of beneficial interest by $57,115, and decreased undistributed net investment income by $1,007,193. This reclassification has no impact on the net asset value of the Fund. This reclassification results from foreign currency gains (losses), pay down security losses, and real estate investment trust (REIT) capital gain tax adjustments.

Certified Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2014, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2014 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the year ended September 30, 2014, was $27,099,364. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2014:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT SEPTEMBER 30, 2014
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Euro	Sell	14,076,000	02/17/2015	17,797,354	$1,014,797	$—
Great Britain Pound	Sell	3,570,600	12/11/2014	5,784,942	203,847	—
Great Britain Pound	Sell	1,567,800	12/11/2014	2,540,086	19,975	—

Total					$1,238,619	$—

The foregoing forward currency contracts were entered into pursuant to an International Swaps and Derivatives Association (ISDA) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At September 30, 2014, those recognized amounts are disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2014
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$1,238,619

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2014 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2014 is $1,238,619, and the net amount of the Fund’s liabilities which is

32    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014

attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2014 are disclosed in the following tables:

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$(322,784)	$(322,784)

AMOUNT OF NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$1,656,612	$1,656,612

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, risks affecting specific issuers, and the risks associated with investments in derivative instruments, smaller companies, non-U.S. issuers, real estate investment trusts, below investment grade debt obligations, and structured finance arrangements. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    33

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2014(b)	$12.19	0.52	0.28	0.80	(0.54)	(0.27)	(0.81)	$12.18	4.30		1.22		1.22		1.24		6.79	51.20	$392,604
2013(b)	$12.28	0.67	0.03	0.70	(0.65)	(0.14)	(0.79)	$12.19	5.44		1.25		1.25		1.27		5.79	76.47	$251,106
2012(b)	$11.86	0.71	0.73	1.44	(0.74)	(0.28)	(1.02)	$12.28	5.97		1.25		1.25		1.31		12.73	34.54	$199,770
2011(b)	$12.35	0.79	(0.21)	0.58	(0.79)	(0.28)	(1.07)	$11.86	6.47		1.20		1.20		1.32		4.78	48.09	$115,704
2010(b)	$11.63	0.81	0.77	1.58	(0.81)	(0.05)	(0.86)	$12.35	6.86		1.25		1.25		1.35		14.07	38.87	$83,822
CLASS C SHARES
2014	$12.17	0.45	0.29	0.74	(0.47)	(0.27)	(0.74)	$12.17	3.73		1.80		1.80		1.98		6.27	51.20	$348,334
2013	$12.26	0.60	0.03	0.63	(0.58)	(0.14)	(0.72)	$12.17	4.88		1.80		1.80		2.02		5.21	76.47	$237,177
2012	$11.84	0.64	0.73	1.37	(0.67)	(0.28)	(0.95)	$12.26	5.42		1.79		1.79		2.05		12.15	34.54	$188,782
2011	$12.34	0.72	(0.22)	0.50	(0.72)	(0.28)	(1.00)	$11.84	5.86		1.80		1.80		2.07		4.11	48.09	$106,684
2010	$11.62	0.75	0.77	1.52	(0.75)	(0.05)	(0.80)	$12.34	6.31		1.80		1.80		2.12		13.48	38.87	$81,841
CLASS I SHARES
2014	$12.17	0.56	0.28	0.84	(0.58)	(0.27)	(0.85)	$12.16	4.60		0.90		0.90		0.90		7.15	51.20	$552,182
2013	$12.25	0.70	0.04	0.74	(0.68)	(0.14)	(0.82)	$12.17	5.75		0.94		0.94		0.94		6.21	76.47	$246,332
2012	$11.83	0.74	0.73	1.47	(0.77)	(0.28)	(1.05)	$12.25	6.27		0.96		0.96		0.97		13.06	34.54	$191,090
2011	$12.35	0.83	(0.20)	0.63	(0.87)	(0.28)	(1.15)	$11.83	6.71		0.97		0.97		0.98		5.16	48.09	$99,594
2010	$11.64	0.85	0.75	1.60	(0.84)	(0.05)	(0.89)	$12.35	7.13		0.98		0.98		1.00		14.27	38.87	$73,011
CLASS R3 SHARES
2014	$12.19	0.49	0.31	0.80	(0.54)	(0.27)	(0.81)	$12.18	4.10		1.25		1.25		3.10		6.76	51.20	$3,049
2013	$12.28	0.63	0.06	0.69	(0.64)	(0.14)	(0.78)	$12.19	5.19		1.25		1.25		32.64	(c)	5.78	76.47	$171
2012(d)	$12.03	0.30	0.25	0.55	(0.30)	—	(0.30)	$12.28	5.93	(e)	1.22	(e)	1.22	(e)	373.07	(c)(e)	4.63	34.54	$11
CLASS R4 SHARES
2014(f)	$12.00	0.35	0.17	0.52	(0.34)	—	(0.34)	$12.18	4.25	(e)	1.25	(e)	1.25	(e)	60.66	(c)(e)	4.29	51.20	$16
CLASS R5 SHARES
2014	$12.16	0.55	0.28	0.83	(0.57)	(0.27)	(0.84)	$12.15	4.51		0.99		0.99		2.11		7.05	51.20	$2,565
2013	$12.25	0.70	0.03	0.73	(0.68)	(0.14)	(0.82)	$12.16	5.68		0.99		0.99		227.33	(c)	6.07	76.47	$11
2012(d)	$12.00	0.31	0.25	0.56	(0.31)	—	(0.31)	$12.25	6.22	(e)	0.97	(e)	0.97	(e)	372.35	(c)(e)	4.75	34.54	$11

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(d)	Effective date of this class of shares was May 1, 2012.
(e)	Annualized.
(f)	Effective date of this class of shares was February 1, 2014.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

34 Certified Annual Report	Certified Annual Report 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Strategic Income Fund

To the Trustees and Shareholders of

Thornburg Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Strategic Income Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

36    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Strategic Income Fund	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 4/1/14	ENDING ACCOUNT VALUE 9/30/14	EXPENSES PAID DURING PERIOD† 4/1/14–9/30/14
CLASS A SHARES
Actual	$1,000.00	$1,022.20	$6.20
Hypothetical*	$1,000.00	$1,018.93	$6.19
CLASS C SHARES
Actual	$1,000.00	$1,019.20	$9.11
Hypothetical*	$1,000.00	$1,016.04	$9.10
CLASS I SHARES
Actual	$1,000.00	$1,023.80	$4.62
Hypothetical*	$1,000.00	$1,020.50	$4.61
CLASS R3 SHARES
Actual	$1,000.00	$1,021.20	$6.33
Hypothetical*	$1,000.00	$1,018.80	$6.33
CLASS R4 SHARES
Actual	$1,000.00	$1,022.00	$6.34
Hypothetical*	$1,000.00	$1,018.80	$6.33
CLASS R5 SHARES
Actual	$1,000.00	$1,023.40	$5.02
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.22%; C: 1.80%; I: 0.91% R3: 1.25% R4: 1.25% R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    37

INDEX COMPARISON

Thornburg Strategic Income Fund	September 30, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Class A Shares (Incep: 12/19/07)	2.02%	6.74%	7.77%	7.19%
Class C Shares (Incep: 12/19/07)	5.27%	7.83%	8.18%	7.32%
Class I Shares (Incep: 12/19/07)	7.15%	8.76%	9.11%	8.25%
Class R3 Shares (Incep: 5/1/12)	6.76%	—	—	7.15%
Class R4 Shares (Incep: 2/1/14)*	—	—	—	4.29%
Class R5 Shares (Incep: 5/1/12)	7.05%	—	—	7.44%

*	Not annualized for periods less than one year.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

38    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Strategic Income Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

Certified Annual Report    39

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

40    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    41

OTHER INFORMATION

Thornburg Strategic Income Fund	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2014, the Thornburg Strategic Income Fund is reporting 7.96% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 4.80% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2014 as qualified for the corporate dividends received deduction.

For the tax year ended September 30, 2014, dividends paid by the Thornburg Strategic Income Fund of $9,896,141 are being reported as long-term capital gain dividends and $50,575,019 are being reported as ordinary investment income for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2014. Complete information will be reported in conjunction with your 2014 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

42    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014 (Unaudited)

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the six calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index and blended performance benchmark, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index and blended performance benchmark, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the six calendar years since the Fund’s inception considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year exceeded the returns of the broad based securities index and the Fund’s blended performance benchmark, and also exceeded the average return of the mutual fund category considered. The data further showed that the Fund’s returns for the preceding five calendar years exceeded the returns of the index in three of the five years, the Fund’s returns exceeded or were comparable to returns of the blended performance benchmark in four of the five years, and that the Fund’s returns exceeded the average returns of the fund category in four of the five years. Noted quantitative data further showed that the Fund’s annualized investment returns fell in the top quartile of investment performance of a mutual fund category for the one-year, three-year and five-year periods ended with the second quarter of the current year. Noted data also showed that the Fund’s annualized investment returns fell in the top quartile of investment performance of a second mutual fund category for the same periods.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection, considered certain factors, including other fees and expenses charged to the Fund, the costs and profitability of the Advisor, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Funds.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses. Data considered included comparisons of the advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, and related data. Comparative fee and expense data considered by the Trustees showed that the advisory fee for the Fund was somewhat higher than the median and average fee levels for the fund category, and that the level of total expense for a representative share class of the Fund was somewhat higher than the median and slightly higher than the average expense levels for the category. Data for the peer group showed that the Fund’s advisory fee level and total expense level fell above the median levels for the peer group and within the range of levels for the peer group. The Trustees did not find the differences significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the

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OTHER INFORMATION, CONTINUED

Thornburg Strategic Income Fund	September 30, 2014 (Unaudited)

requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

44    Certified Annual Report

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of March 31, 2014, Thornburg managed approximately $90 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $387 million in Thornburg products as of March 31, 2014.

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1784

Thornburg Value Fund

Informational Brochure and Annual Report

SEPTEMBER 30, 2014

Thornburg
INVESTMENT MANAGEMENT

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2    This page is not part of the Annual Report

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2014. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Impact to performance of IPOs, as disclosed in the following letter to shareholders, is calculated using the performance on the first day of the IPO, assuming that the acquired shares are held to the end of the first day.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TVAFX	885-215-731
Class B	TVBFX	885-215-590
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Glossary

S&P 400 MidCap Index – The S&P 400 MidCap Index is designed to measure the performance of 400 mid-sized companies in the U.S., reflecting this market segment’s distinctive risk and return characteristics. To be included in the index, a stock must have an unadjusted market capitalization that ranges from $1.4 billion to $5.9 billion.

S&P 500 Index – The S&P 500 Index is a broad measure of the U.S. stock market.

S&P 600 SmallCap Index – The S&P 600 SmallCap Index is designed to measure the performance of 600 small-size companies in the U.S., reflecting this market segment’s distinctive risk and return characteristics. To be included in the index, a stock must have an unadjusted market capitalization that ranges from $400 million to $1.8 billion.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Earnings per Share (EPS) – The total earnings divided by the number of shares outstanding.

Forward P/E – Price to earnings ratio, using earnings estimates for the next four quarters.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Intrinsic Value – A term that reflects Thornburg’s estimate of a company’s value, encompassing our collective investment judgment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Multiple – A term that measures some aspect of a company’s financial well-being, determined by dividing one metric by another metric. The metric in the numerator is typically larger than the one in the denominator, because the top metric is usually supposed to be many times larger than the bottom metric.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

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Portfolio Manager

Connor Browne, CFA

Objectives and Strategies

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, offer prospects for meeting the Fund’s investment goals.

Finding Promising Companies at a Discount

The Thornburg Value Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it typically invests in a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We strive to accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge what we believe is the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 35–65 companies diversified by sector, industry, market capitalization, and our three categories of stocks: basic value, consistent earners and emerging franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flow and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, New Mexico as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

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Key Portfolio Attributes

As of September 30, 2014

Portfolio P/E Trailing 12-months*	22.6x

Portfolio Price to Cash Flow*	11.7x

Portfolio Price to Book Value*	2.5x

Median Market Cap*	$12.2 B

7-Year Beta (A Shares vs. S&P 500)*	1.14

Number of Companies	61

* Source: FactSet

Market Capitalization Exposure

As of September 30, 2014

Basket Structure

As of September 30, 2014

Average Annual Total Returns

For Periods Ended September 30, 2014

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 10/2/95)
Without sales charge	18.40%	20.39%	10.39%	7.54%	9.89%
With sales charge	13.08%	18.55%	9.38%	7.05%	9.63%
S&P 500 Index (Since 10/2/95)	19.73%	22.99%	15.70%	8.11%	8.64%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.40%, as disclosed in the most recent Prospectus.

Stocks Contributing and Detracting

For the Year Ended September 30, 2014

TOP CONTRIBUTORS	TOP DETRACTORS
Gilead Sciences, Inc.	NMI Holdings, Inc.
Level 3 Communications, Inc.	ADT Corp.
Thermo Fisher Scientific, Inc.	Frank’s International NV
Google, Inc.	Galaxy Entertainment Group Ltd.
Gogo, Inc.	Cumulus Media, Inc.

Source: FactSet

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Thornburg Value Fund

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

Thornburg Value Fund	September 30, 2014 (Unaudited)

October 27, 2014

Dear Fellow Shareholders,

In this letter we will update you on our progress in the management of the Thornburg Value Fund (the Fund) and take a look at drivers of performance for the fiscal year.

To summarize our approach: we are fundamental, bottom-up investors; we invest in a limited number of stocks; we have the flexibility to seek value broadly (employing a three-basket diversification construct in which we categorize companies as basic values, consistent earners, and emerging franchises); and we seek to invest in promising companies trading at a discount to their intrinsic values.

We remain encouraged by the Fund’s results since we began our work to bolster the consistent earning characteristics of the portfolio in mid-2012. Since then, the downside capture and beta of the portfolio have improved markedly compared to the year and a half prior to June 30, 2012. Happily, we’ve also outpaced broad equity market returns over the period, Class A shares returning 24.5% at NAV annualized over the two years and three months through September 30, 2014, versus the S&P 500’s 20.4% over the same period. Over this period, the Fund’s beta versus the S&P 500 Index was 1.04, indicating the Fund’s volatility was very similar to the index, and we have exhibited 94% downside capture, meaning on average the Fund performed 6% better than the index during down markets. We believe that we are back on the path to success paved during the first 15 years of the Fund’s history – from 1995 through 2010.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.40%, as disclosed in the most recent Prospectus.

The Fund faced a bit of a headwind during the fiscal year for two reasons. As highlighted above, we have worked hard to mitigate the downside risk of the portfolio. While we don’t claim to know what will happen in the future, ideally, we’d like to position the Fund so that it has a tougher time keeping up in strong markets and an easier time protecting in tough environments. The last 12 months have been a better environment for more aggressive strategies. For the year ended September 30, 2014, the Fund’s Class A shares returned 18.4% at NAV, versus 19.7% for the benchmark S&P 500 Index. Fund investments in initial public offerings contributed 1.2% to performance for the fiscal year ended September 30, 2014.

The Thornburg Value Fund is, and always has been, a multi-cap offering. While most of our holdings are large-capitalization companies, the Fund also invests in mid- and small-cap companies. Chart I shows investment exposure by market cap for the Fund at the end of fiscal years 2013 and 2014.

The last 12 months (ended September 30, 2014) saw a significant (and unusual) divergence between large-cap and small-cap performance. A comparison of the S&P 500 (large cap) Index, the S&P 400 MidCap Index, and the S&P 600 SmallCap Index return is shown in Table I.

This performance divergence also helps to explain why the Fund’s total return during the fiscal year ranks in the top fifth of Lipper’s Multi-Cap Core category (among 755 funds), despite its having trailed the S&P 500 Index1. Fund Performance mirrored the overall performance of the market by capitalization for the fiscal year, with the Fund’s large caps outpacing its mid caps, which in turn outpaced its small caps. It is worth noting that from mid-2012 through early April 2014, small caps had significantly outperformed large caps. This served as a tailwind for the Fund during that period. We won’t make too explicit a prediction on which will outperform going forward. However, in the (relative) small-cap carnage of late, we’ve found a number of investments that look much too cheap to us, perhaps simply because they are

Chart I | Market-Capitalization Breakdown

Table I | Capitalization Comparison

12-Month Total Returns as of 9/30/14

S&P 500 Index	17.8%
S&P 400 MidCap Index	11.7%
S&P 600 SmallCap Index	6.2%

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LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Value Fund	September 30, 2014 (Unaudited)

small (i.e. undercovered, underfollowed, or out of fashion). From Chart I, you can see that we have added a bit to our mid-and small-cap exposure over the year.

On a sector basis, our overweight position in the health care sector helped performance, while our underweight in information technology (IT) hurt. Within IT, we had success with our exposure to software and services companies. We missed out on a big rally in hardware and technology companies, with many of these “old tech” businesses performing very well during the year. Our average 6% cash position was also a drag on relative performance.

Our worst-performing stocks during the fiscal year were NMI Holdings, ADT, Frank’s International, Galaxy Entertainment, and Cumulus Media. NMI is a private mortgage insurance company; we initially invested in it when it was a private company, during its formation. We believed the business opportunity to be sound and the investment relatively safe; investors (us included) gave a seasoned management team cash to start up a new mortgage insurer in an environment where the Federal Housing Authority was (and remains) the largest participant in the market and is interested in pulling back. Many of the public competitors in the mortgage-insurance space had come under significant capital constraints in the wake of the great financial crisis. So far, management has had a harder time launching than anticipated, and expenses that proved greater than revenues have begun to eat into book value. That said, most of the invested capital remains on NMI’s balance sheet. Should management demonstrate an ability to generate a return on that capital, the stock price should improve.

ADT is a home-security company, spun off from Tyco. We underestimated the competitive pressures in the marketplace from telecom and cable providers (such as AT&T and Comcast). After suffering a loss, we sold this position.

Frank’s International is a niche oilfield-service company specializing in the deepwater offshore market. As the price of oil declines, energy companies reduce offshore exploration and production activity. While oil-price movements are hard to predict, we think Frank’s is a high quality business, and that energy companies will continue to depend upon businesses like it in the future.

During the fiscal year, we successfully invested in the U.S. company MGM, which operates casinos principally in Las Vegas, Nevada and Macau, China. MGM’s Macau business trades publicly on the Hong Kong stock exchange. We were excited about the prospects for both of MGM’s main businesses and so we invested. Interestingly, MGM’s stock performed well, even as its large investment in Macau performed poorly in the marketplace. This meant that the implied value of the U.S. business grew substantially. As the U.S. business valuation reached our price target, we decided to swap our position in MGM for our favorite out-of-favor Macau casino operator, Galaxy. Since then, Galaxy and the entire Macau casino sector have come under additional pressure. We believe the long-term secular story remains strong: many more Chinese people will gamble in Macau over the coming years and decades. That said, the Chinese government’s crackdown on corruption has and will likely continue to weigh on market growth in the near term.

Cumulus Media was a small investment for the Fund, though not small enough. The company operates terrestrial radio stations across the U.S., and produces national content. We were excited about the very cheap valuation of the business, and saw promise based on radio’s continued strong reach (many of us still turn that radio dial in the car) and Cumulus’ new content and online product developments. Unfortunately, the business deteriorated quickly after investment and high fixed costs and a high debt load magnified the impact on the stock. We have trimmed our exposure significantly.

Our best-performing stocks included Gilead Sciences, Level 3 Communications, Thermo Fisher Scientific, Google, and Gogo, Inc. Gilead launched its all-oral hepatitis C virus (HCV) treatment during the fiscal year and saw tremendous demand for the product. This new all-oral combination pill was approved just after the end of the fiscal year. That said, we have high hopes for this product’s performance as well. Level 3 has been a long-time Fund holding. Strong execution and recent consolidation (the company purchased Time Warner Telecom during the period) helped the stock. Thermo Fisher Scientific, which manufactures equipment and consumables for research labs, remains a top holding in the portfolio. Its recent acquisition of Life Technologies seems to be working out well for the company.

During the fiscal year, Google solidified its position as a leader in online advertising. Google’s search advertising revenues continue to grow, especially outside of the United States. In the U.S., growth was boosted, in particular by strong advertising sales on Google’s YouTube site. Video ads on YouTube are ground-zero in the battle for brand advertising dollars. Recently, the television brand advertising ecosystem has started to fray and online leaders such as Google stand to benefit. Gogo, the provider of Wi-Fi internet services to airline customers, proved to be a volatile stock during the year. We took advantage of this volatility and added to Fund positions when the stock was low and sold as the stock appreciated.

8    Certified Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Value Fund	September 30, 2014 (Unaudited)

By continuing to employ our bottom-up investment approach, our goal is to position the Thornburg Value Fund to have the opportunity to outperform in any market environment. We hope to continue to execute on the approach that has worked over the long term. We invite you to visit our website at www.thornburg.com, where you will find useful information on the Thornburg Value Fund and on other Thornburg funds and investment topics.

Thank you for your continued trust.

Sincerely,

Connor Browne, CFA

Portfolio Manager

Managing Director

[1]	Lipper percentile rankings, based on total returns as of September 30, 2014, for Thornburg Value Fund, Class A, versus Multi-Cap Core funds were 19% out of 755 funds for the one-year period, 72% out of 679 funds for the three-year period, 94% out of 581 funds for the five-year period, and 59% out of 375 funds for the 10-year period.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	September 30, 2014

Top Ten Equity Holdings

As of 9/30/14

Gilead Sciences, Inc.	4.1%
Thermo Fisher Scientific, Inc.	3.4%
JPMorgan Chase & Co.	3.3%
Express Scripts Holding Co.	3.2%
Mead Johnson Nutrition Co.	2.6%
Target Corp.	2.5%
IMS Health Holdings, Inc.	2.4%
Zoetis, Inc.	2.3%
Phibro Animal Health Corp.	2.2%
Mondelez International, Inc.	2.1%

Summary of Industry Group Exposure
As of 9/30/14

Pharmaceuticals, Biotechnology & Life Sciences	15.6%
Energy	10.8%
Banks	9.8%
Consumer Services	9.3%
Software & Services	9.2%
Retailing	6.0%
Health Care Equipment & Services	5.6%
Food, Beverage & Tobacco	4.6%
Commercial & Professional Services	3.5%
Telecommunication Services	3.4%
Capital Goods	2.9%
Diversified Financials	2.6%
Materials	2.4%
Consumer Durables & Apparel	2.4%
Real Estate	2.1%
Utilities	1.6%
Technology Hardware & Equipment	1.0%
Food & Staples Retailing	0.9%
Transportation	0.7%
Semiconductors & Semiconductor Equipment	0.5%
Media	0.2%
Other Assets & Liabilities	4.9%

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 95.05%
BANKS — 9.77%
Banks — 8.49%
Citigroup, Inc.	214,400	$11,110,208
[a] Citizens Financial Group, Inc.	613,010	14,356,694
First Republic Bank	286,300	14,137,494
JPMorgan Chase & Co.	539,040	32,471,770
Umpqua Holdings Corp.	729,774	12,019,378
Thrifts & Mortgage Finance — 1.28%
[a] NMI Holdings, Inc.	1,469,000	12,706,850

		96,802,394

CAPITAL GOODS — 2.92%
Building Products — 0.54%
[a] Continental Building Products, Inc.	366,200	5,346,520
Construction & Engineering — 1.63%
[a] Mastec, Inc.	527,411	16,149,325
Trading Companies & Distributors — 0.75%
Fly Leasing Ltd. ADR	581,340	7,446,965

		28,942,810

COMMERCIAL & PROFESSIONAL SERVICES — 3.52%
Commercial Services & Supplies — 2.49%
Covanta Holding Corp.	704,400	14,947,368
Rentokil Initial plc	5,099,098	9,737,823
Professional Services — 1.03%
Nielsen Holdings N.V.	230,533	10,219,528

		34,904,719

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE
CONSUMER DURABLES & APPAREL — 2.37%
Household Durables — 2.37%
[a] Helen of Troy Ltd.	186,700	$9,805,484
[a] TRI Pointe Homes, Inc.	1,058,582	13,698,051

		23,503,535

CONSUMER SERVICES — 9.27%
Diversified Consumer Services — 1.56%
[a] Nord Anglia Education, Inc.	911,294	15,491,998
Hotels, Restaurants & Leisure — 7.71%
Aramark Holdings Corp.	728,948	19,171,332
Galaxy Entertainment Group Ltd.	1,997,400	11,601,350
[a] Norwegian Cruise Line Holdings Ltd.	474,500	17,091,490
[a] Panera Bread Co.	68,740	11,185,373
Starbucks Corp.	229,190	17,294,677

		91,836,220

DIVERSIFIED FINANCIALS — 2.57%
Capital Markets — 2.57%
Oaktree Capital Group LLC	203,728	10,410,501
The Blackstone Group LP	476,957	15,014,606

		25,425,107

ENERGY — 10.76%
Energy Equipment & Services — 4.30%
[a] Dresser-Rand Group, Inc.	163,500	13,449,510
Frank’s International N.V.	561,091	10,492,402
[a] Weatherford International Ltd.	898,300	18,684,640
Oil, Gas & Consumable Fuels — 6.46%
[a] Bankers Petroleum Ltd.	1,370,287	6,594,800
Chevron Corp.	165,800	19,783,256
INPEX Corp.	1,318,136	18,622,765
Total SA	291,400	18,936,322

		106,563,695

FOOD & STAPLES RETAILING — 0.86%
Food & Staples Retailing — 0.86%
Walgreen Co.	144,016	8,535,828

		8,535,828

FOOD, BEVERAGE & TOBACCO — 4.61%
Food Products — 4.61%
Mead Johnson Nutrition Co.	263,700	25,373,214
Mondelez International, Inc.	593,000	20,319,145

		45,692,359

HEALTH CARE EQUIPMENT & SERVICES — 5.62%
Health Care Providers & Services — 3.21%
[a] Express Scripts Holding Company	450,480	31,817,403
Health Care Technology — 2.41%
[a] IMS Health Holdings, Inc.	910,659	23,850,159

		55,667,562

MATERIALS — 2.40%
Chemicals — 1.31%
[a] Orion Engineered Carbons S.A.	737,154	12,988,654
Metals & Mining — 1.09%
[a] Horsehead Holding Corp.	650,400	10,751,112

		23,739,766

MEDIA — 0.21%
Media — 0.21%
[a] Cumulus Media, Inc.	524,206	2,112,550

		2,112,550

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 15.58%
Biotechnology — 4.11%
[a] Gilead Sciences, Inc.	382,776	$40,746,505
Life Sciences Tools & Services — 3.37%
Thermo Fisher Scientific, Inc.	273,800	33,321,460
Pharmaceuticals — 8.10%
GlaxoSmithKline plc	753,585	17,262,260
Perrigo Co. plc	117,499	17,647,175
[b] Phibro Animal Health Corp.	990,148	22,189,216
Zoetis, Inc.	627,550	23,187,972

		154,354,588

REAL ESTATE — 2.05%
Real Estate Investment Trusts — 2.05%
Invesco Mortgage Capital, Inc.	648,100	10,188,132
Two Harbors Investment Corp.	1,048,400	10,138,028

		20,326,160

RETAILING — 6.00%
Internet & Catalog Retail — 2.33%
[a] Amazon.com, Inc.	31,108	10,030,463
[a] Netflix, Inc.	28,910	13,043,614
Multiline Retail — 2.46%
Target Corp.	388,500	24,351,180
Specialty Retail — 1.21%
[a] AutoZone, Inc.	23,649	12,052,950

		59,478,207

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.55%
Semiconductors & Semiconductor Equipment — 0.55%
[a] Micron Technology, Inc.	158,790	5,440,145

		5,440,145

SOFTWARE & SERVICES — 9.19%
Internet Software & Services — 7.56%
[a] Alibaba Group Holding Ltd. ADR	201,380	17,892,613
[a] Google, Inc. Class C	34,377	19,847,905
[a] Marin Software, Inc.	908,014	7,808,920
[a] VeriSign, Inc.	268,800	14,816,256
[a] Yahoo!, Inc.	355,371	14,481,368
Software — 1.63%
Activision Blizzard, Inc.	778,400	16,182,936

		91,029,998

TECHNOLOGY HARDWARE & EQUIPMENT — 1.03%
Electronic Equipment, Instruments & Components — 1.03%
CDW Corp.	328,590	10,202,720

		10,202,720

TELECOMMUNICATION SERVICES — 3.41%
Diversified Telecommunication Services — 1.41%
[a] Level 3 Communications, Inc.	306,856	14,032,525
Wireless Telecommunication Services — 2.00%
China Mobile Ltd.	1,714,797	19,798,393

		33,830,918

TRANSPORTATION — 0.71%
Airlines — 0.71%
American Airlines Group, Inc.	198,860	7,055,553

		7,055,553

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2014

	SHARES/
	PRINCIPAL AMOUNT	VALUE
UTILITIES — 1.65%
Electric Utilities — 1.65%
ITC Holdings Corp.	458,100	$16,322,104

		16,322,104

TOTAL COMMON STOCK (Cost $753,706,526)		941,766,938

SHORT TERM INVESTMENTS — 4.70%
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 9/30/2014 due 10/1/2014, repurchase price $14,000,089 collateralized by 16 corporate debt securities, having an average coupon of 4.68%, a minimum credit rating of BBB-, maturity dates from 11/6/2017 to 10/15/2040, and having an aggregate market value of $14,938,521 at 9/30/2014	$14,000,000	14,000,000
CenterPoint Energy, Inc., 0.20%, 10/1/2014	5,200,000	5,200,000
Kroger Co., 0.20%, 10/1/2014	14,000,000	14,000,000
Plains All American Pipeline, LP, 0.23%, 10/1/2014	13,400,000	13,400,000

TOTAL SHORT TERM INVESTMENTS (Cost $46,600,000)		46,600,000

TOTAL INVESTMENTS — 99.75% (Cost $800,306,526)		$988,366,938
OTHER ASSETS LESS LIABILITIES — 0.25%		2,471,526

NET ASSETS — 100.00%		$990,838,464

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

	SHARES/ PRINCIPAL			SHARES/ PRINCIPAL	MARKET VALUE
	SEPTEMBER 30,	GROSS	GROSS	SEPTEMBER 30,	SEPTEMBER 30,	INVESTMENT	REALIZED
ISSUER	2013	ADDITIONS	REDUCTIONS	2014	2014	INCOME	GAIN (LOSS)
Phibro Animal Health Corp.*	—	990,148	—	990,148	$22,189,216	$99,015	$—

Total non-controlled affiliated issuers - 2.24% of net assets					$22,189,216	$99,015	$—

*	Issuer not affiliated at September 30, 2013.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR         American Depository Receipt

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	September 30, 2014

ASSETS
Investments at value
Non-affiliated issuers (cost $784,640,633) (Note 2)	$966,177,722
Non-controlled affiliated issuers (cost $15,665,893) (Note 2)	22,189,216
Cash	100,854
Receivable for fund shares sold	410,829
Unrealized appreciation on forward currency contracts (Note 7)	4,787,837
Dividends receivable	1,552,024
Dividend and interest reclaim receivable	344,599
Interest receivable	89
Prepaid expenses and other assets	46,350

Total Assets	995,609,520

LIABILITIES
Payable for fund shares redeemed	1,800,480
Unrealized depreciation on forward currency contracts (Note 7)	1,524,949
Payable to investment advisor and other affiliates (Note 3)	968,502
Accounts payable and accrued expenses	477,125

Total Liabilities	4,771,056

NET ASSETS	$990,838,464

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(1,021,188)
Net unrealized appreciation on investments and foreign currency translations	191,298,609
Accumulated net realized gain (loss)	(541,332,452)
Net capital paid in on shares of beneficial interest	1,341,893,495

$990,838,464

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	September 30, 2014

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($395,216,545 applicable to 8,217,890 shares of beneficial interest outstanding - Note 4)	$48.09
Maximum sales charge, 4.50% of offering price	2.27

Maximum offering price per share	$50.36

Class B Shares:
Net asset value per share* ($3,974,075 applicable to 90,222 shares of beneficial interest outstanding - Note 4)	$44.05

Class C Shares:
Net asset value and offering price per share* ($175,495,367 applicable to 3,903,979 shares of beneficial interest outstanding - Note 4)	$44.95

Class I Shares:
Net asset value, offering and redemption price per share ($299,568,238 applicable to 6,078,441 shares of beneficial interest outstanding - Note 4)	$49.28

Class R3 Shares:
Net asset value, offering and redemption price per share ($74,578,836 applicable to 1,560,595 shares of beneficial interest outstanding - Note 4)	$47.79

Class R4 Shares:
Net asset value, offering and redemption price per share ($11,329,752 applicable to 234,873 shares of beneficial interest outstanding - Note 4)	$48.24

Class R5 Shares:
Net asset value, offering and redemption price per share ($30,675,651 applicable to 623,372 shares of beneficial interest outstanding - Note 4)	$49.21

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Value Fund	Year Ended September 30, 2014

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $582,880)	$15,808,292
Non-controlled affiliated issuers	99,015
Interest income	251,283

Total Income	16,158,590

EXPENSES
Investment advisory fees (Note 3)	8,636,348
Administration fees (Note 3)
Class A Shares	523,023
Class B Shares	7,443
Class C Shares	221,599
Class I Shares	144,190
Class R3 Shares	99,469
Class R4 Shares	16,026
Class R5 Shares	17,629
Distribution and service fees (Note 3)
Class A Shares	1,046,062
Class B Shares	59,505
Class C Shares	1,773,464
Class R3 Shares	397,836
Class R4 Shares	30,894
Transfer agent fees
Class A Shares	442,200
Class B Shares	14,489
Class C Shares	214,047
Class I Shares	321,235
Class R3 Shares	189,045
Class R4 Shares	30,757
Class R5 Shares	146,294
Registration and filing fees
Class A Shares	28,166
Class B Shares	17,471
Class C Shares	21,470
Class I Shares	48,814
Class R3 Shares	17,838
Class R4 Shares	25,795
Class R5 Shares	23,022
Custodian fees (Note 3)	154,553
Professional fees	57,791
Accounting fees	13,280
Trustee fees	30,580
Other expenses	122,998

Total Expenses	14,893,333
Less:
Expenses reimbursed by investment advisor (Note 3)	(776,575)
Fees paid indirectly (Note 3)	(1,618)

Net Expenses	14,115,140

Net Investment Income	$2,043,450

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Year Ended September 30, 2014

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$214,269,634
Forward currency contracts (Note 7)	746,625
Foreign currency transactions	(7,585)

215,008,674

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	(56,925,984)
Non-controlled affiliated issuers	6,523,323
Foreign currency translations	(54,208)
Forward currency contracts (Note 7)	5,023,387

(45,433,482)

Net Realized and Unrealized Gain	169,575,192

Net Increase in Net Assets Resulting from Operations	$171,618,642

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund

	YEAR ENDED SEPTEMBER 30, 2014	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$2,043,450	$3,718,506
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	215,008,674	331,336,839
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	(45,433,482)	(27,191,377)

Net Increase (Decrease) in Net Assets Resulting from Operations	171,618,642	307,863,968

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,231,878)	—
Class I Shares	(3,575,743)	—
Class R3 Shares	(406,915)	—
Class R4 Shares	(56,789)	—
Class R5 Shares	(413,785)	—

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(73,662,024)	(172,341,686)
Class B Shares	(4,547,295)	(3,907,108)
Class C Shares	(19,769,894)	(59,014,808)
Class I Shares	(18,265,855)	(946,785,706)
Class R3 Shares	(19,341,373)	(73,825,363)
Class R4 Shares	(4,192,893)	(38,506,401)
Class R5 Shares	(22,564,831)	(101,143,356)

Net Increase (Decrease) in Net Assets	2,589,367	(1,087,660,460)

NET ASSETS
Beginning of Year	988,249,097	2,075,909,557

End of Year	$990,838,464	$988,249,097

Undistributed (distribution in excess of) net investment income	$(1,021,188)	$2,509,446

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2014

most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. For example, on days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2014

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$941,766,938	$941,766,938	$—	$—
Short Term Investments	46,600,000	—	46,600,000	—

Total Investments in Securities	$988,366,938	$941,766,938	$46,600,000	$—
Other Financial Instruments**
Forward Currency Contracts	$4,787,837	$—	$4,787,837	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(1,524,949)	$—	$(1,524,949)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between Levels 1, 2, and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2014, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2014 is as follows:

	COMMON STOCK	TOTAL
Beginning Balance 9/30/2013	$19,006,875	$19,006,875
Accrued Discounts (Premiums)	—	—
Net Realized Gain (Loss)(a)	654,835	654,835
Gross Purchases	—	—
Gross Sales	(17,549,835)	(17,549,835)
Net Change in Unrealized Appreciation (Depreciation)(b)	(2,111,875)	(2,111,875)

Ending Balance 9/30/2014(c)	$—	$—

(a)	Amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2014.
(b)	Amount of Net Change in Unrealized Appreciation (Depreciation) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2014.
(c)	Level 3 investments represent 0.00% of total Net Assets at the year ended September 30, 2014. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2014

minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash by entering into repurchase agreements under which the Fund delivers cash to a counterparty, the counterparty delivers securities as collateral, and the Fund is obligated to resell that collateral to the coun-terparty at an agreed upon price at the maturity date of the repurchase agreement. Securities pledged as collateral under repurchase agreements are held in custody with a third party custodian until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the counterparty’s obligations. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2014, these fees were payable at annual rates ranging from ..875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2014

the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $22,583 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,481 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class B, Class I, Class R3, Class R4, and Class R5 expenses do not exceed 2.38%, 0.99%, 1.35%, 1.25%, and 0.99%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2014, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $13,414 for Class B shares, $217,120 for Class I shares, $334,774 for Class R3 shares, $57,878 for Class R4 Shares, and $153,389 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2014, fees paid indirectly were $1,618.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2014

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	730,300	$32,369,874	990,544	$35,429,228
Shares issued to shareholders in reinvestment of dividends	44,964	2,140,804	—	—
Shares repurchased	(2,359,346)	(108,172,702)	(6,108,915)	(207,770,914)

Net increase (decrease)	(1,584,082)	$(73,662,024)	(5,118,371)	$(172,341,686)

Class B Shares
Shares sold	5,477	$229,285	11,596	$373,198
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(113,589)	(4,776,580)	(132,662)	(4,280,306)

Net increase (decrease)	(108,112)	$(4,547,295)	(121,066)	$(3,907,108)

Class C Shares
Shares sold	186,376	$7,896,358	145,246	$4,955,724
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(646,930)	(27,666,252)	(2,009,306)	(63,970,532)

Net increase (decrease)	(460,554)	$(19,769,894)	(1,864,060)	$(59,014,808)

Class I Shares
Shares sold	947,805	$45,196,302	1,635,597	$56,615,433
Shares issued to shareholders in reinvestment of dividends	71,848	3,462,876	—	—
Shares repurchased	(1,434,646)	(66,925,033)	(29,391,044)	(1,003,401,139)

Net increase (decrease)	(414,993)	$(18,265,855)	(27,755,447)	$(946,785,706)

Class R3 Shares
Shares sold	248,804	$11,260,106	357,157	$12,317,281
Shares issued to shareholders in reinvestment of dividends	8,348	397,261	—	—
Shares repurchased	(685,352)	(30,998,740)	(2,557,083)	(86,142,644)

Net increase (decrease)	(428,200)	$(19,341,373)	(2,199,926)	$(73,825,363)

Class R4 Shares
Shares sold	50,333	$2,278,220	206,484	$7,178,924
Shares issued to shareholders in reinvestment of dividends	920	44,944	—	—
Shares repurchased	(142,648)	(6,516,057)	(1,340,402)	(45,685,325)

Net increase (decrease)	(91,395)	$(4,192,893)	(1,133,918)	$(38,506,401)

Class R5 Shares
Shares sold	111,612	$5,242,431	292,466	$10,395,703
Shares issued to shareholders in reinvestment of dividends	7,886	376,859	—	—
Shares repurchased	(619,985)	(28,184,121)	(3,207,257)	(111,539,059)

Net increase (decrease)	(500,487)	$(22,564,831)	(2,914,791)	$(101,143,356)

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2014

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $693,592,098 and $856,635,852, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$804,256,416

Gross unrealized appreciation on a tax basis	$206,803,238
Gross unrealized depreciation on a tax basis	(22,692,716)

Net unrealized appreciation (depreciation) on investments (tax basis)	$184,110,522

At September 30, 2014, the Fund had undistributed tax basis ordinary income of $612,094 and no undistributed tax basis capital gains.

The Fund utilized $219,430,828 of capital loss carryforwards during the year ended September 30, 2014.

At September 30, 2014, the Fund had cumulative tax basis capital losses of $88,973,265, (of which $88,973,265 is short-term and $0 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occurred in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

At September 30, 2014, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$204,425,697
2018	242,353,997

$446,779,694

In order to account for permanent book to tax differences, the Fund decreased distribution in excess of net investment income by $1,111,026, increased net accumulated realized loss by $1,094,593, and decreased net capital paid in on shares of beneficial interest by $16,433. This reclassification has no impact on the net asset value of the Fund. This reclassification results from foreign currency gains, non-deductible expenses, and passive foreign investment company (PFIC) ordinary income tax adjustments.

The tax character of distributions paid during the years ended September 30, 2014, and September 30, 2013, was as follows:

	2014	2013
Distributions from:
Ordinary income	$6,685,110	$—
Capital gains	—	—

Total	$6,685,110	$—

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2014, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2014

an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2014 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the year ended September 30, 2014 was $84,252,035. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2014:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT SEPTEMBER 30, 2014
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Euro	Sell	30,173,100	11/28/2014	38,125,276	$2,970,788	$—
Euro	Buy	7,323,500	11/28/2014	9,253,622	—	(691,764)
Euro	Buy	7,446,200	11/28/2014	9,408,660	—	(711,769)
Japanese Yen	Sell	3,498,335,100	02/26/2015	31,946,753	1,817,049	—
Japanese Yen	Buy	1,530,358,100	02/26/2015	13,975,211	—	(121,416)

Total					$4,787,837	$(1,524,949)

The foregoing forward currency contracts were entered into pursuant to an International Swaps and Derivatives Association (ISDA) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At September 30, 2014, those recognized amounts are disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2014

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$4,787,837

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(1,524,949)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2014 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2014 is $3,262,888, and the net amount of the Fund’s liabilities which is

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2014

attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2014 are disclosed in the following tables:

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2014

	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$746,625	$746,625

AMOUNT OF NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2014

	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$5,023,387	$5,023,387

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    27

FINANCIAL HIGHLIGHTS

Thornburg Value Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF YEAR	NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)
CLASS A SHARES
2014(b)	$40.84	0.10	7.41	7.51	(0.26)	—	(0.26)	$48.09	0.22	1.37	1.37	1.37	18.40	72.43	$395,216
2013(b)	$31.51	0.08	9.25	9.33	—	—	—	$40.84	0.23	1.40	1.40	1.40	29.61	61.50	$400,275
2012(b)	$27.71	(0.10)	3.90	3.80	—	—	—	$31.51	(0.32)	1.32	1.32	1.32	13.71	54.16	$470,120
2011(b)	$30.44	(0.03)	(2.70)	(2.73)	—	—	—	$27.71	(0.10)	1.28	1.28	1.28	(8.97)	64.14	$825,700
2010(b)	$29.66	0.20	0.76	0.96	(0.18)	—	(0.18)	$30.44	0.65	1.31	1.31	1.31	3.21	72.75	$1,131,594
CLASS B SHARES
2014	$37.55	(0.31)	6.81	6.50	—	—	—	$44.05	(0.74)	2.32	2.32	2.55	17.31	72.43	$3,974
2013	$29.25	(0.24)	8.54	8.30	—	—	—	$37.55	(0.74)	2.37	2.37	2.47	28.38	61.50	$7,448
2012	$25.99	(0.38)	3.64	3.26	—	—	—	$29.25	(1.33)	2.34	2.34	2.36	12.53	54.16	$9,344
2011	$28.81	(0.33)	(2.49)	(2.82)	—	—	—	$25.99	(1.03)	2.19	2.19	2.19	(9.79)	64.14	$13,616
2010	$28.21	(0.04)	0.69	0.65	(0.05)	—	(0.05)	$28.81	(0.13)	2.18	2.18	2.18	2.29	72.75	$22,036
CLASS C SHARES
2014	$38.26	(0.24)	6.93	6.69	—	—	—	$44.95	(0.55)	2.14	2.14	2.14	17.49	72.43	$175,495
2013	$29.75	(0.18)	8.69	8.51	—	—	—	$38.26	(0.55)	2.18	2.18	2.18	28.60	61.50	$166,971
2012	$26.36	(0.32)	3.71	3.39	—	—	—	$29.75	(1.09)	2.09	2.09	2.09	12.86	54.16	$185,286
2011	$29.18	(0.28)	(2.54)	(2.82)	—	—	—	$26.36	(0.85)	2.03	2.03	2.03	(9.66)	64.14	$253,065
2010	$28.55	(0.03)	0.73	0.70	(0.07)	—	(0.07)	$29.18	(0.09)	2.06	2.06	2.06	2.43	72.75	$329,761
CLASS I SHARES
2014	$41.96	0.28	7.62	7.90	(0.58)	—	(0.58)	$49.28	0.60	0.99	0.99	1.06	18.86	72.43	$299,568
2013	$32.24	0.20	9.52	9.72	—	—	—	$41.96	0.59	0.98	0.98	1.01	30.15	61.50	$272,468
2012	$28.26	0.02	3.99	4.01	(0.03)	—	(0.03)	$32.24	0.07	0.93	0.93	0.93	14.18	54.16	$1,104,163
2011	$30.95	0.09	(2.76)	(2.67)	(0.02)	—	(0.02)	$28.26	0.27	0.91	0.91	0.91	(8.65)	64.14	$1,968,181
2010	$30.15	0.30	0.80	1.10	(0.30)	—	(0.30)	$30.95	0.97	0.94	0.94	0.94	3.62	72.75	$2,087,380
CLASS R3 SHARES
2014	$40.56	0.11	7.37	7.48	(0.25)	—	(0.25)	$47.79	0.23	1.35	1.35	1.77	18.45	72.43	$74,579
2013	$31.28	0.10	9.18	9.28	—	—	—	$40.56	0.29	1.34	1.34	1.78	29.67	61.50	$80,671
2012	$27.51	(0.10)	3.87	3.77	—	—	—	$31.28	(0.34)	1.35	1.35	1.66	13.70	54.16	$131,013
2011	$30.24	(0.06)	(2.67)	(2.73)	—	—	—	$27.51	(0.17)	1.35	1.35	1.64	(9.03)	64.14	$169,234
2010	$29.48	0.17	0.76	0.93	(0.17)	—	(0.17)	$30.24	0.57	1.35	1.35	1.66	3.14	72.75	$200,362
CLASS R4 SHARES
2014	$40.89	0.16	7.43	7.59	(0.24)	—	(0.24)	$48.24	0.36	1.24	1.24	1.69	18.56	72.43	$11,330
2013	$31.50	0.13	9.26	9.39	—	—	—	$40.89	0.39	1.25	1.25	1.67	29.81	61.50	$13,340
2012	$27.68	(0.07)	3.89	3.82	—	—	—	$31.50	(0.24)	1.25	1.25	1.50	13.80	54.16	$45,989
2011	$30.39	(0.02)	(2.69)	(2.71)	—	—	—	$27.68	(0.06)	1.25	1.25	1.47	(8.92)	64.14	$51,900
2010	$29.62	0.19	0.78	0.97	(0.20)	—	(0.20)	$30.39	0.63	1.25	1.25	1.49	3.25	72.75	$54,461
CLASS R5 SHARES
2014	$41.89	0.28	7.61	7.89	(0.57)	—	(0.57)	$49.21	0.59	0.98	0.98	1.42	18.88	72.43	$30,676
2013	$32.19	0.22	9.48	9.70	—	—	—	$41.89	0.63	0.99	0.99	1.37	30.13	61.50	$47,076
2012	$28.22	— (c)	3.98	3.98	(0.01)	—	(0.01)	$32.19	— (d)	0.99	0.99	1.17	14.10	54.16	$129,995
2011	$30.92	0.07	(2.76)	(2.69)	(0.01)	—	(0.01)	$28.22	0.20	0.98	0.99	1.09	(8.70)	64.14	$215,364
2010	$30.13	0.28	0.79	1.07	(0.28)	—	(0.28)	$30.92	0.91	0.99	0.99	1.12	3.54	72.75	$228,768

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net Investment Income (Loss) was less than $0.01 per share.
(d)	Net Investment Income (Loss) % was less than 0.01%.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Value Fund

To the Trustees and Shareholders of

Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

30    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Value Fund	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

	BEGINNING ACCOUNT VALUE 4/1/14	ENDING ACCOUNT VALUE 9/30/14	EXPENSES PAID DURING PERIOD† 4/1/14–9/30/14
CLASS A SHARES
Actual	$1,000.00	$1,042.90	$7.05
Hypothetical*	$1,000.00	$1,018.17	$6.96
CLASS B SHARES
Actual	$1,000.00	$1,038.20	$11.73
Hypothetical*	$1,000.00	$1,013.56	$11.59
CLASS C SHARES
Actual	$1,000.00	$1,039.10	$10.86
Hypothetical*	$1,000.00	$1,014.41	$10.73
CLASS I SHARES
Actual	$1,000.00	$1,044.90	$5.07
Hypothetical*	$1,000.00	$1,020.11	$5.01
CLASS R3 SHARES
Actual	$1,000.00	$1,043.20	$6.91
Hypothetical*	$1,000.00	$1,018.30	$6.83
CLASS R4 SHARES
Actual	$1,000.00	$1,043.70	$6.35
Hypothetical*	$1,000.00	$1,018.85	$6.28
CLASS R5 SHARES
Actual	$1,000.00	$1,045.20	$5.02
Hypothetical*	$1,000.00	$1,020.16	$4.96

†	Expenses are equal to the annualized expense ratio for each class (A: 1.38%; B: 2.30%; C: 2.13%; I: 0.99%; R3: 1.35%; R4: 1.24%; R5: 0.98%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON

Thornburg Value Fund	September 30, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Class A Shares (Incep: 10/2/95)	13.08%	18.55%	9.38%	7.05%	9.63%
Class B Shares (Incep: 4/3/00)	12.31%	18.40%	9.08%	6.81%	3.75%
Class C Shares (Incep: 10/2/95)	16.49%	19.47%	9.55%	6.73%	9.05%
Class I Shares (Incep: 11/2/98)	18.86%	20.88%	10.83%	7.95%	7.28%
Class R3 Shares (Incep: 7/1/03)	18.45%	20.42%	10.38%	7.52%	7.52%
Class R4 Shares (Incep: 2/1/07)	18.56%	20.54%	10.50%	—	4.02%
Class R5 Shares (Incep: 2/1/05)	18.88%	20.85%	10.78%	—	7.31%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Value Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2014 (Unaudited)

NAME, AGE, POSITION HELD WITH FUND YEAR ELECTED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg Value Fund	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2014, the Thornburg Value Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 100.00% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the tax year ended September 30, 2014 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2014, dividends paid by the Fund of $6,685,110 are being reported as taxable ordinary investment income dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2014. Complete information will be reported in conjunction with your 2014 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

36    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2014 (Unaudited)

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the quality of portfolio trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the ten most recent calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to two broad-based securities indices, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to two broad-based securities indices, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the ten most recent calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was higher than the return for the fund category and the two securities indices considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the two indices in four of the nine years, and exceeded or were comparable to the average returns of the fund category in four of nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell in the top decile of performance of a mutual fund category for the one-year period ended with the second quarter of the current year, fell in the fourth quartile of the category for the three-year and the five-year periods, and fell in the second quartile for the ten-year period. Noted data also showed that the Fund’s annualized investment returns fell in the top decile of investment performance of a second fund category for the one-year period ended with the second quarter, fell in the fourth quartile of the category for the three-year and five-year periods, and fell at the midpoint of performance of the category for the ten-year period. Data presented to the Trustees also showed that the Fund’s annualized total return (net of expenses) since inception exceeded the annualized total return of its benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the level of the advisory fee charged by the Advisor to the Fund, and in this connection, considered a number of factors, including other fees and expenses charged to the Fund, the costs and profitability of the Advisor, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Fund.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses. Data considered included comparisons of the advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, and related data. Comparative fee and expense data considered by the Trustees showed that the Fund’s advisory fee was somewhat higher than the median and average fee levels for the fund category, and that the level of total expense for the representative share class was somewhat higher than the median and average levels for the category. Peer group data showed that the advisory fee level and total expense level for the share class fell above the median figures for the fund peer group and near the top of the range of levels for the group. The Trustees did not view the differences as significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2014 (Unaudited)

requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that the shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Firm & Philosophy

THE FIRM

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of September 30, 2014, Thornburg managed approximately $74 billion in assets.

INVESTMENT PHILOSOPHY

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

PORTFOLIO HOLDINGS COMMENTARY

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

CO-OWNERSHIP OF FUNDS

We invest side-by-side with shareholders. Our employees have invested $395 million in Thornburg products as of September 30, 2014.

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH077

Thornburg International Value Fund

Informational Brochure and Annual Report

SEPTEMBER 30, 2014

Thornburg

INVESTMENT MANAGEMENT

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E-DELIVERY

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve your access to records, and conserve natural resources. Go to **www.thornburg.com/edelivery** and sign up to receive shareholder reports, prospectuses, and proxy statements electronically.

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2    This page is not part of the Annual Report

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2014. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of declines in value and greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TGVAX	885-215-657
Class B	THGBX	885-215-616
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804

Glossary

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is a common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI All Country (AC) World ex-US Index – A market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index is calculated with gross dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Intrinsic Value – A term that reflects Thornburg’s estimate of a company’s value, encompassing our collective investment judgment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book Value – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Portfolio Managers

Lei Wang, CFA    Bill Fries, CFA

Objectives and Strategies

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The Fund invests primarily in foreign securities or depository receipts of foreign securities. The Fund may invest in developing countries.

Finding Promising Companies at a Discount

The Thornburg International Value Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it typically invests in a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers: its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio diversified by country, sector, industry, market capitalization, and our three categories of stocks: basic value, consistent earners and emerging franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, New Mexico, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

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Key Portfolio Attributes

As of September 30, 2014

Portfolio P/E Trailing 12-months*	17.2x

Portfolio Price to Cash Flow*	9.2x

Portfolio Price to Book Value*	1.9x

Median Market Cap*	$55.0 B

7-Year Beta (A Shares vs. MSCI EAFE)*	0.88

Number of Companies	62

* Source: FactSet

Market Capitalization Exposure

As of September 30, 2014

Basket Structure

As of September 30, 2014

Average Annual Total Returns

For Periods Ended September 30, 2014

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 5/28/98)
Without sales charge	-0.14%	9.87%	5.46%	7.40%	7.95%
With sales charge	-4.64%	8.20%	4.49%	6.90%	7.65%
MSCI EAFE Index (Since 5/28/98)	4.25%	13.65%	6.56%	6.32%	4.31%
MSCI AC World ex-U.S. Index (Since 5/28/98)	5.22%	12.29%	6.50%	7.54%	5.36%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.25%, as disclosed in the most recent Prospectus.

Stocks Contributing and Detracting

For the Year Ended September 30, 2014

TOP CONTRIBUTORS	TOP DETRACTORS
Novo Nordisk A/S	Lululemon Athletica, Inc.
Hong Kong Exchanges & Clearing Ltd.	adidas AG
Baidu, Inc. ADR	Sands China Ltd.
Novartis AG	Deutsche Bank AG
Canadian National Railway Co.	Mitsubishi UFJ Financial Group, Inc.

Source: FactSet

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Thornburg International Value Fund

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

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LETTER TO SHAREHOLDERS

Thornburg International Value Fund	September 30, 2014 (Unaudited)

October 23, 2014

Dear Fellow Shareholder,

The fiscal year ended September 30, 2014, has been a volatile one in global stock markets. The twelve-month period started out solidly enough, as a December 2013 rally capped off positive results for the calendar year. However, profit-taking among some of the best performing stocks of 2013 commenced early in 2014. Japanese, emerging-market, internet, Russian-related and consumer stocks were among the hardest hit. For the twelve months ended September 30, 2014, the total return for the Class A shares was negative 0.14% at net asset value (NAV), trailing the benchmark MSCI EAFE Index’s total return of 4.25% and the MSCI All Country World ex-U.S. Index’s return of 5.22%. These results are disappointing, yet there is some reason for encouragement; the Fund finished the year with relative improvement. The fourth quarter return of negative 1.52% compared favorably with that of the MSCI EAFE Index at negative 5.88%, and with the MSCI All Country World ex-U.S. Index, at negative 5.19%. In a way, it reminds us of an adage from sports: “We didn’t lose, we just ran out of time.” The recovery of some of the weak stocks of the first quarter was satisfying.

Despite a negative total return, the portfolio had materially positive performance from a number of important positions including holdings in the health care sector (Novo Nordisk and Novartis) and telecommunications sector (China Mobile) and in China-related issues (Hong Kong Exchange & Clearing and Baidu). Detractors from performance included a number of stocks in the consumer discretionary sector, where we were significantly overweighted (Lululemon and adidas) and in the financial sector (Deutsche Bank and Sumitomo Mitsui Trust). Certain detractors have been reduced or eliminated. The conflict between Russia and Ukraine put a damper on the global economy, especially Europe. Continued steady expansion of the U.S. economy and the strengthening dollar has worked to make our partial hedges on the euro, pound sterling, and Japanese yen effective in offsetting some of the devaluation of these important currency exposures.

In this volatile environment, we have initiated positions in a diverse set of new ideas we consider attractive. Some of these new names are in the process of restructuring and reducing costs to generate more free cash flow for shareholders through dividend increases and share repurchases. This strategy is sometimes referred to as “self help.” Svenska Cellulosa in the consumer space, Aviva in insurance, and Saint Gobain in building materials are examples. Industry leaders in segments of the internet, mobile communication and content were also added as we continue to see growth of the internet and demand for mobile data speed and content globally. Alibaba Group, China Mobile, and Liberty Global are examples. We also initiated positions in a number of cyclical companies, such as Rio Tinto and Saint Gobain, based on what we believe are attractive valuations and industry leadership positions. As a result of our pursuit of a broad set of new investment opportunities, portfolio characteristics have changed significantly from the beginning of the fiscal year. For example, our consumer discretionary sector weighting has decreased materially and our telecommunication sector weighting has increased. Even though we are bottom-up investors, the end results of sector positioning appear to have been positive. Portfolio activity grew higher than the past couple of years. Importantly, to date, the changes have been effective in making portfolio volatility characteristics more in line with past levels, especially in weak markets.

Going forward, we see continued strength in the U.S. economy relative to its global peers, and China is expected to continue to be an important driver of the global economy. Though China’s economic growth may be slowing, we believe these two economies will likely work to help the global economy reaccelerate. Lower energy prices are supportive. There are potential risks in both economies and markets. In the U.S., productivity growth has been weak, housing data is in flux, and a contingent of people who have dropped out of the workforce don’t seem to be returning. Nonetheless, with unemployment levels diminished, the Federal Reserve appears set to become one of the first developed-world central banks to raise interest rates, which will likely prompt higher yields on dollar-denominated assets. In China, exports have diminished, the anti-corruption campaign has tempered consumer spending, and the property market has cooled. A possible offset to these negative influences is the recently announced Shanghai-Hong Kong Stock Connect agreement, facilitating cross-trading of shares between Shanghai and Hong Kong. This may prove important in opening the Chinese financial system and economy further. All things considered — including valuation — if the Japanese and European central banks continue accommodative monetary policies, global economies should support opportunities in equity markets, even in the face of developments such as armed conflicts in the Middle East and Ukraine, and the Ebola outbreak.

We are encouraged by the Fund’s recent performance. While some of the trends and stock performance that benefitted the Fund recently may continue, others may not. We are sensitive to this risk, especially where material holdings are involved. We believe our core approach of investing in promising companies at a discount and diversifying and evaluating holdings in three categories (basic value, consistent earners and emerging franchises) remains a sound philosophy. We are working hard on our execution to achieve more satisfactory results in the future.

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LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg International Value Fund	September 30, 2014 (Unaudited)

In August, our long time co-portfolio manager, Wendy Trevisani, announced her desire to spend more time with her family, and will leave Thornburg Investment Management effective March 1, 2015. Wendy has made a great contribution to the firm and the portfolios she has managed during her 14-year career here. We wish her well.

Thank you for investing with us in the Thornburg International Value Fund.

Sincerely,

William V. Fries, CFA Portfolio Manager Managing Director	Lei Wang, CFA Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	September 30, 2014

Top Ten Equity Holdings

As of 9/30/14

ING Groep N.V.	3.1%
Total SA	3.0%
Novartis AG	2.9%
Roche Holding AG	2.9%
China Mobile Ltd.	2.8%
Hong Kong Exchanges & Clearing Ltd.	2.8%
Intesa Sanpaolo S.p.A.	2.8%
Sumitomo Mitsui Trust Holdings, Inc.	2.7%
Mitsubishi UFJ Financial Group, Inc.	2.7%
UBS AG	2.7%

Summary of Industry Group Exposure

As of 9/30/14

Banks	14.9%
Pharmaceuticals, Biotechnology & Life Sciences	11.7%
Telecommunication Services	10.3%
Software & Services	8.7%
Diversified Financials	7.5%
Energy	6.1%
Semiconductors & Semiconductor Equipment	5.1%
Consumer Durables & Apparel	4.5%
Food, Beverage & Tobacco	4.3%
Capital Goods	3.7%
Automobiles & Components	3.1%
Media	2.6%
Insurance	2.2%
Household & Personal Products	1.8%
Materials	1.8%
Commercial & Professional Services	1.5%
Transportation	1.3%
Consumer Services	1.3%
Utilities	0.8%
Other Assets & Liabilities	6.8%

Summary of Country Exposure*

As of 9/30/14 (percent of equity holdings)

United Kingdom	16.5%
Japan	16.1%
Switzerland	10.8%
China	10.0%
France	8.0%
Netherlands	7.4%
Spain	4.4%
Ireland	4.2%
Hong Kong	4.1%
United States	4.1%
Germany	3.9%
Italy	3.0%
Denmark	2.2%
Taiwan	1.9%
Mexico	1.6%
Canada	1.4%
Sweden	0.3%
Macao	0.1%

*	The country exposure of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

	SHARES/
	PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 93.16%
AUTOMOBILES & COMPONENTS — 3.11%
Auto Components — 0.64%
Compagnie Generale des Establissements Michelin	1,073,540	$101,261,241
Automobiles — 2.47%
Bayerische Motoren Werke AG	1,369,002	147,009,665
Toyota Motor Corp.	4,109,521	242,168,536

		490,439,442

Certified Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2014

	SHARES/
	PRINCIPAL AMOUNT	VALUE
BANKS — 14.93%
Banks — 14.93%
Banco Bilbao Vizcaya Argentaria, S.A.	26,943,162	$325,026,007
Industrial and Commercial Bank of China Ltd.	399,104,088	248,256,276
[a] ING Groep N.V.	34,195,914	488,492,079
Intesa Sanpaolo S.p.A.	145,541,919	442,287,254
Mitsubishi UFJ Financial Group, Inc.	74,173,628	419,443,666
Sumitomo Mitsui Trust Holdings, Inc.	103,343,940	430,148,243

		2,353,653,525

CAPITAL GOODS — 3.66%
Building Products — 1.03%
Compagnie de Saint-Gobain	3,542,832	162,143,495
Construction & Engineering — 0.80%
Vinci S.A.	2,167,759	125,961,185
Machinery — 1.83%
Fanuc Ltd.	218,879	39,534,926
Kubota Corp.	6,646,617	104,994,428
Pentair Ltd.	2,211,563	144,835,261

		577,469,295

COMMERCIAL & PROFESSIONAL SERVICES — 1.48%
Professional Services — 1.48%
Experian plc	14,618,907	233,084,028

		233,084,028

CONSUMER DURABLES & APPAREL — 4.48%
Household Durables — 2.31%
Sony Corp.	20,066,352	364,277,245
Textiles, Apparel & Luxury Goods — 2.17%
adidas AG	1,300,396	97,316,097
LVMH Moet Hennessy Louis Vuitton SA	1,503,315	244,370,762

		705,964,104

CONSUMER SERVICES — 1.26%
Hotels, Restaurants & Leisure — 1.26%
Sands China Ltd.	4,068,133	21,218,618
Yum! Brands, Inc.	2,473,912	178,072,186

		199,290,804

DIVERSIFIED FINANCIALS — 7.51%
Capital Markets — 4.69%
Deutsche Bank AG	9,156,592	321,224,480
UBS AG	23,938,458	417,738,253
Diversified Financial Services — 2.82%
Hong Kong Exchanges & Clearing Ltd.	20,656,305	445,056,869

		1,184,019,602

ENERGY — 6.10%
Energy Equipment & Services — 1.85%
Schlumberger Ltd.	2,876,674	292,528,979
Oil, Gas & Consumable Fuels — 4.25%
BG Group plc	11,004,191	203,369,686
Total SA	7,178,814	466,507,666

		962,406,331

FOOD, BEVERAGE & TOBACCO — 4.31%
Beverages — 1.10%
SABMiller plc	3,116,221	173,177,837
Food Products — 1.44%
Nestle SA	3,094,112	227,675,047

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2014

	SHARES/
	PRINCIPAL AMOUNT	VALUE
Tobacco — 1.77%
Japan Tobacco, Inc.	8,591,744	$279,432,422

		680,285,306

HOUSEHOLD & PERSONAL PRODUCTS — 1.81%
Household Products — 1.81%
Reckitt Benckiser plc	2,734,803	237,193,660
Svenska Cellulosa AB SCA-B	2,000,000	47,699,557

		284,893,217

INSURANCE — 2.20%
Insurance — 2.20%
AIA Group Ltd.	29,483,418	152,451,011
Aviva plc	22,823,409	193,695,908

		346,146,919

MATERIALS — 1.77%
Construction Materials — 0.17%
Holcim Ltd.	354,410	25,855,930
Metals & Mining — 1.60%
Rio Tinto plc	5,142,139	252,711,283

		278,567,213

MEDIA — 2.56%
Media — 2.56%
Grupo Televisa, S.A.B.	1,213,669	41,119,106
[a] Liberty Global plc	6,988,434	286,630,620
Publicis Groupe	1,103,733	75,795,612

		403,545,338

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 11.43%
Biotechnology — 2.01%
[a] Gilead Sciences, Inc.	2,590,303	275,737,754
Grifols, S.A.	988,000	40,481,677

		316,219,431

Pharmaceuticals — 9.68%
[a] Actavis plc	577,300	139,290,944
Novartis AG	4,866,516	459,533,275
Novo Nordisk A/S	6,703,138	320,737,911
Perrigo Co. plc	1,037,556	155,830,536
Roche Holding AG	1,520,890	450,993,986

		1,802,124,406

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.07%
Semiconductors & Semiconductor Equipment — 5.07%
ARM Holdings plc	14,994,324	220,230,942
[a] NXP Semiconductors N.V.	4,402,635	301,272,313
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	13,736,700	277,206,606

		798,709,861

SOFTWARE & SERVICES — 8.75%
Information Technology Services — 3.89%
Accenture plc	2,217,439	180,322,139
Amadeus IT Holding SA	7,552,926	282,566,706
MasterCard, Inc.	2,032,700	150,257,184
Internet Software & Services — 4.86%
[a] Alibaba Group Holding Ltd. ADR	3,065,925	272,407,436
[a] Baidu, Inc. ADR	1,037,815	226,482,367
Tencent Holdings Ltd.	17,971,510	266,858,356

		1,378,894,188

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2014

	SHARES/
	PRINCIPAL AMOUNT	VALUE
TELECOMMUNICATION SERVICES — 10.29%
Diversified Telecommunication Services — 3.00%
BT Group plc	30,076,405	$185,086,770
Nippon Telegraph & Telephone Corp.	4,629,001	287,890,730
Wireless Telecommunication Services — 7.29%
America Movil SAB de C.V. ADR	7,418,095	186,935,994
China Mobile Ltd.	38,806,792	448,048,436
SoftBank Corp.	2,886,336	202,352,747
Vodafone Group plc ADR	9,458,773	311,099,044

		1,621,413,721

TRANSPORTATION — 1.35%
Road & Rail — 1.35%
Canadian National Railway Co.	2,996,145	212,709,040

		212,709,040

UTILITIES — 0.83%
Multi-Utilities — 0.83%
National Grid plc	9,061,128	130,442,309
		130,442,309

TOTAL COMMON STOCK (Cost $12,208,066,066)		14,684,540,326

RIGHTS — 0.02%
Banco Bilbao Vizcaya Argentaria, S.A. Rights	26,943,162	2,688,415

TOTAL RIGHTS (Cost $2,734,517)		2,688,415

SHORT TERM INVESTMENTS — 2.92%
AGL Capital Corp., 0.21%, 10/1/2014	$25,700,000	25,700,000
Apache Corp., 0.26%, 10/6/2014	22,000,000	21,999,206
Arizona Public Service Co., 0.17%, 10/1/2014	19,150,000	19,150,000
Atmos Energy Corp., 0.16%, 10/1/2014	20,000,000	20,000,000
Autozone, Inc., 0.20%, 10/1/2014	7,500,000	7,500,000
Avery Dennison Corp., 0.18%, 10/1/2014	20,600,000	20,600,000
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 9/30/2014 due 10/1/2014, repurchase price $35,000,224 collateralized by 25 corporate debt securities, having an average coupon of 5.24%, a minimum credit rating of BBB-, maturity dates from 1/15/2018 to 7/15/2043, and having an aggregate market value of $37,420,664 at 9/30/2014	35,000,000	35,000,000
CenterPoint Energy, Inc., 0.20%, 10/1/2014	40,000,000	40,000,000
Hitachi International Treasury Ltd., 0.31%, 10/3/2014	29,800,000	29,799,487
Hitachi International Treasury Ltd., 0.32%, 10/7/2014	70,000,000	69,996,267
Kansas City Power & Light, 0.22%, 10/1/2014	60,000,000	60,000,000
Kroger Co., 0.20%, 10/1/2014	50,000,000	50,000,000
Plains All American Pipeline, LP, 0.23%, 10/1/2014	12,300,000	12,300,000
Public Service Co. of Colorado, 0.23%, 10/3/2014	22,500,000	22,499,712
Union Electric Co., 0.20%, 10/1/2014	25,000,000	25,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $459,544,672)		459,544,672

TOTAL INVESTMENTS — 96.10% (Cost $12,670,345,255)		$15,146,773,413
OTHER ASSETS LESS LIABILITIES — 3.90%		615,184,311

NET ASSETS — 100.00%		$15,761,957,724

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2014

Footnote Legend

Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

	SHARES/ PRINCIPAL			SHARES/ PRINCIPAL	MARKET VALUE
	SEPTEMBER 30,	GROSS	GROSS	SEPTEMBER 30,	SEPTEMBER 30,	INVESTMENT
ISSUER	2013	ADDITIONS	REDUCTIONS	2014	2014	INCOME
Carnival plc*	10,379,403	—	—	—	$—	$—
Lululemon Athletica, Inc.*	6,333,152	—	—	—	—	—

					$—	$—

*	Issuers not affiliated at September 30, 2014.
a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR         American Depository Receipt

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2014

ASSETS
Investments at value (cost $12,670,345,255) (Note 2)	$15,146,773,413
Cash	358,995,435
Cash denominated in foreign currency (cost $789,418)	787,727
Receivable for investments sold	162,484,939
Receivable for fund shares sold	13,957,149
Unrealized appreciation on forward currency contracts (Note 7)	342,448,090
Dividends receivable	24,568,130
Dividend and interest reclaim receivable	34,355,523
Interest receivable	224
Prepaid expenses and other assets	116,110

Total Assets	16,084,486,740

LIABILITIES
Payable for investments purchased	85,815,374
Payable for fund shares redeemed	135,498,921
Unrealized depreciation on forward currency contracts (Note 7)	81,576,202
Payable to investment advisor and other affiliates (Note 3)	10,415,691
Accounts payable and accrued expenses	9,222,828

Total Liabilities	322,529,016

NET ASSETS	$15,761,957,724

NET ASSETS CONSIST OF
Undistributed net investment income	$5,201,570
Net unrealized appreciation on investments and foreign currency translations	2,735,615,339
Accumulated net realized gain (loss)	798,700,526
Net capital paid in on shares of beneficial interest	12,222,440,289

$15,761,957,724

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	September 30, 2014

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($2,601,688,963 applicable to 87,177,991 shares of beneficial interest outstanding - Note 4)	$29.84
Maximum sales charge, 4.50% of offering price	1.41

Maximum offering price per share	$31.25

Class B Shares:
Net asset value per share* ($16,287,528 applicable to 588,380 shares of beneficial interest outstanding - Note 4)	$27.68

Class C Shares:
Net asset value and offering price per share* ($874,357,964 applicable to 31,388,478 shares of beneficial interest outstanding - Note 4)	$27.86

Class I Shares:
Net asset value, offering and redemption price per share ($7,748,950,402 applicable to 254,623,731 shares of beneficial interest outstanding - Note 4)	$30.43

Class R3 Shares:
Net asset value, offering and redemption price per share ($754,138,812 applicable to 25,254,492 shares of beneficial interest outstanding - Note 4)	$29.86

Class R4 Shares:
Net asset value, offering and redemption price per share ($722,349,003 applicable to 24,329,599 shares of beneficial interest outstanding - Note 4)	$29.69

Class R5 Shares:
Net asset value, offering and redemption price per share ($2,171,673,410 applicable to 71,413,679 shares of beneficial interest outstanding - Note 4)	$30.41

Class R6 Shares:
Net asset value, offering and redemption price per share ($872,511,642 applicable to 28,737,521 shares of beneficial interest outstanding - Note 4)	$30.36

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Year Ended September 30, 2014

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $45,983,772)	$460,403,884
Interest income	1,233,472

Total Income	461,637,356

EXPENSES
Investment advisory fees (Note 3)	163,013,124
Administration fees (Note 3)
Class A Shares	5,185,707
Class B Shares	30,873
Class C Shares	1,318,245
Class I Shares	5,746,721
Class R3 Shares	1,209,533
Class R4 Shares	1,350,696
Class R5 Shares	1,766,188
Distribution and service fees (Note 3)
Class A Shares	10,291,829
Class B Shares	246,798
Class C Shares	10,536,288
Class R3 Shares	4,820,464
Class R4 Shares	2,715,803
Transfer agent fees
Class A Shares	6,566,193
Class B Shares	51,841
Class C Shares	1,437,755
Class I Shares	11,947,100
Class R3 Shares	2,482,568
Class R4 Shares	4,096,265
Class R5 Shares	12,181,101
Class R6 Shares	8,665
Registration and filing fees
Class A Shares	50,863
Class B Shares	16,363
Class C Shares	22,936
Class I Shares	306,395
Class R3 Shares	23,084
Class R4 Shares	37,187
Class R5 Shares	37,356
Class R6 Shares	42,172
Custodian fees (Note 3)	5,603,989
Professional fees	350,475
Accounting fees	946,000
Trustee fees	773,650
Other expenses	2,283,433

Total Expenses	257,497,660
Less:
Expenses reimbursed by investment advisor (Note 3)	(8,794,711)
Fees paid indirectly (Note 3)	(79,189)

Net Expenses	248,623,760

Net Investment Income	$213,013,596

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Year Ended September 30, 2014

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$4,421,712,944
Forward currency contracts (Note 7)	(98,212,727)
Foreign currency transactions	(7,459,084)

4,316,041,133

Net change in unrealized appreciation (depreciation) on:
Investments	(4,813,117,318)
Foreign currency translations	(2,446,623)
Forward currency contracts (Note 7)	360,856,755

(4,454,707,186)

Net Realized and Unrealized Loss	(138,666,053)

Net Increase in Net Assets Resulting from Operations	$74,347,543

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN ASSETS

Thornburg International Value Fund

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30, 2014	SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$213,013,596	$323,515,655
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	4,316,041,133	1,613,463,236
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency transactions	(4,454,707,186)	2,423,863,558

Net Increase (Decrease) in Net Assets Resulting from Operations	74,347,543	4,360,842,449

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(24,836,500)	(43,423,103)
Class B Shares	(41,872)	(135,243)
Class C Shares	(2,410,852)	(5,193,481)
Class I Shares	(122,938,549)	(182,275,885)
Class R3 Shares	(5,130,641)	(7,770,990)
Class R4 Shares	(7,356,292)	(11,150,837)
Class R5 Shares	(32,599,485)	(51,989,824)
Class R6 Shares	(19,861,092)	(16,473,662)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(2,591,843,528)	(987,000,465)
Class B Shares	(17,031,740)	(15,869,634)
Class C Shares	(296,649,398)	(243,715,095)
Class I Shares	(6,778,761,004)	162,757,464
Class R3 Shares	(392,504,894)	(351,918,980)
Class R4 Shares	(616,127,795)	(350,116,790)
Class R5 Shares	(2,191,585,826)	(789,848,411)
Class R6 Shares	(460,324,600)	737,341,228

Net Increase (Decrease) in Net Assets	(13,485,656,525)	2,204,058,741

NET ASSETS
Beginning of Year	29,247,614,249	27,043,555,508

End of Year	$15,761,957,724	$29,247,614,249

Undistributed net investment income	$5,201,570	$14,822,341

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has eight classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 and Class R6 shares are sold at net asset value without a sales charge at the time of purchase and Class R5 shares may be subject to a service fee, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees,

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2014

including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. For example, on days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2014

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$14,684,540,326	$14,684,540,326	$—	$—
Rights	2,688,415	2,688,415	—	—
Short Term Investments	459,544,672	—	459,544,672	—

Total Investments in Securities	$15,146,773,413	$14,687,228,741	$459,544,672	$—
Other Financial Instruments**
Forward Currency Contracts	$342,448,090	$—	$342,448,090	$—
Spot Currency	$130,179	$130,179	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(81,576,202)	$—	$(81,576,202)	$—
Spot Currency	$(56,826)	$(56,826)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2014, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2014

and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash by entering into repurchase agreements under which the Fund delivers cash to a counterparty, the counterparty delivers securities as collateral, and the Fund is obligated to resell that collateral to the counterparty at an agreed upon price at the maturity date of the repurchase agreement. Securities pledged as collateral under repurchase agreements are held in custody with a third party custodian until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the counterparty’s obligations. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2014, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $89,665 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $52,250 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and for shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2014

of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4, and Class R5 do not exceed 1.45%, 1.25%, and 0.99%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2014, the Advisor contractually waived or reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,546,535 for Class R3 shares, $2,549,245 for Class R4 shares, and $4,698,931 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2014, fees paid indirectly were $79,189.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, the Fund had transactions with affiliated funds in compliance with Rule 17a-7 under the 1940 Act of $49,999,000 in sales.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	17,448,628	$527,252,760	33,281,289	$934,420,102
Shares issued to shareholders in reinvestment of dividends	751,233	22,755,421	1,439,461	39,862,622
Shares repurchased	(104,116,072)	(3,141,851,709)	(69,820,089)	(1,961,283,189)

Net increase (decrease)	(85,916,211)	$(2,591,843,528)	(35,099,339)	$(987,000,465)

Class B Shares
Shares sold	2,583	$72,727	11,496	$294,911
Shares issued to shareholders in reinvestment of dividends	1,079	30,247	3,696	92,758
Shares repurchased	(612,869)	(17,134,714)	(623,836)	(16,257,303)

Net increase (decrease)	(609,207)	$(17,031,740)	(608,644)	$(15,869,634)

Class C Shares
Shares sold	1,825,885	$51,520,849	2,906,313	$76,626,452
Shares issued to shareholders in reinvestment of dividends	64,864	1,829,821	151,395	3,840,256
Shares repurchased	(12,442,806)	(350,000,068)	(12,367,528)	(324,181,803)

Net increase (decrease)	(10,552,057)	$(296,649,398)	(9,309,820)	$(243,715,095)

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2014

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT

Class I Shares
Shares sold	103,474,293	$3,194,619,827	157,447,422	$4,532,061,713
Shares issued to shareholders in reinvestment of dividends	3,353,409	103,806,502	5,248,430	149,632,653
Shares repurchased	(326,972,110)	(10,077,187,333)	(157,064,440)	(4,518,936,902)

Net increase (decrease)	(220,144,408)	$(6,778,761,004)	5,631,412	$162,757,464

Class R3 Shares
Shares sold	5,588,730	$168,961,744	8,044,211	$225,644,378
Shares issued to shareholders in reinvestment of dividends	158,988	4,816,635	264,385	7,292,297
Shares repurchased	(18,738,646)	(566,283,273)	(20,769,217)	(584,855,655)

Net increase (decrease)	(12,990,928)	$(392,504,894)	(12,460,621)	$(351,918,980)

Class R4 Shares
Shares sold	8,521,096	$256,157,143	13,283,270	$371,895,750
Shares issued to shareholders in reinvestment of dividends	183,905	5,543,050	323,914	8,936,132
Shares repurchased	(29,175,509)	(877,827,988)	(26,439,756)	(730,948,672)

Net increase (decrease)	(20,470,508)	$(616,127,795)	(12,832,572)	$(350,116,790)

Class R5 Shares
Shares sold	19,469,855	$600,262,418	35,326,999	$1,001,908,594
Shares issued to shareholders in reinvestment of dividends	989,545	30,588,240	1,744,635	49,503,898
Shares repurchased	(91,535,480)	(2,822,436,484)	(64,140,808)	(1,841,260,903)

Net increase (decrease)	(71,076,080)	$(2,191,585,826)	(27,069,174)	$(789,848,411)

Class R6 Shares
Shares sold	20,980,274	$647,021,016	30,928,332	$885,306,945
Shares issued to shareholders in reinvestment of dividends	642,244	19,836,878	572,781	16,354,593
Shares repurchased	(36,713,336)	(1,127,182,494)	(5,631,004)	(164,320,310)

Net increase (decrease)	(15,090,818)	$(460,324,600)	25,870,109	$737,341,228

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $8,525,524,089 and $21,870,177,874, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$12,675,249,179

Gross unrealized appreciation on a tax basis	$2,975,733,969
Gross unrealized depreciation on a tax basis	(504,209,735)

Net unrealized appreciation (depreciation) on investments (tax basis)	$2,471,524,234

The fund utilized $3,459,245,748 of capital loss carryforwards during the year ended September 30, 2014.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2014

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $7,459,084, decreased accumulated net realized investment gain by $101,468,216, and increased net capital paid in on shares of beneficial interest by $108,927,300. This reclassification has no impact on the net asset value of the Fund. This reclassification resulted from currency gains (losses) and equalization of undistributed capital gains to shareholders.

At September 30, 2014, the Fund had undistributed tax basis ordinary investment income of $5,272,950 and undistributed tax basis capital gains of $1,064,476,337.

The tax character of distributions paid during the years ended September 30, 2014, and September 30, 2013, was as follows:

	2014	2013
Distributions from:
Ordinary income	$215,175,283	$318,413,025
Capital gains	—	—

Total	$215,175,283	$318,413,025

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2014, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2014 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the year ended September 30, 2014 was $6,233,061,417. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2014

The following table displays the outstanding forward currency contracts at September 30, 2014:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT SEPTEMBER 30, 2014
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	COUNTER PARTY(a)	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Euro	Sell	1,287,814,600	SSB	10/28/2014	1,626,846,876	$151,489,866	$—
Euro	Sell	305,285,200	SSB	10/28/2014	385,655,104	18,359,329	—
Euro	Sell	106,925,800	SSB	10/28/2014	135,075,269	3,253,569	—
Euro	Buy	252,970,500	SSB	10/28/2014	319,567,947	—	(25,577,414)
Great Britain Pound	Sell	331,865,800	BBH	12/24/2014	537,612,903	4,695,638	—
Japanese Yen	Sell	162,929,554,700	SSB	10/02/2014	1,485,566,945	124,488,440	—
Japanese Yen	Sell	77,293,913,500	SSB	10/02/2014	704,754,169	40,161,248	—
Japanese Yen	Buy	82,516,243,600	SSB	10/02/2014	752,370,582	—	(55,998,788)

Total						$342,448,090	$(81,576,202)

(a)	Counterparties include State Street Bank and Trust Company (SSB) and Brown Brothers Harriman & Co. (BBH).

The foregoing forward currency contracts with State Street Bank and Trust Company (SSB) were entered into pursuant to an International Swaps and Derivatives Association (ISDA) Master Agreement. The foregoing forward curency contracts with Brown Brothers Harriman & Co. (BBH) were entered into pursuant to a written agreement with BBH. In the event of a default or termination under either the ISDA Master Agreement with SSB or the Agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement and the Agreement with BBH do not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At September 30, 2014, those recognized amounts are disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2014

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$342,448,090

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(81,576,202)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2014 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2014, is $260,871,888 ($256,176,250 attributable to the Fund’s contracts with SSB, and $4,695,638 attributable to the Fund’s contracts with BBH), and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2014

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2014 are disclosed in the following tables:

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2014

	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$(98,212,727)	$(98,212,727)

AMOUNT OF NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2014

	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$360,856,755	$360,856,755

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    27

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)+								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2014(b)	$30.12	0.19	(0.23)	(0.04)	(0.24)	—	(0.24)	$29.84	0.63	1.26		1.26		1.26		(0.14)	37.25	$2,601,689
2013(b)	$26.08	0.26	4.02	4.28	(0.24)	—	(0.24)	$30.12	0.92	1.25		1.25		1.25		16.49	34.67	$5,212,813
2012(b)	$23.14	0.28	2.95	3.23	(0.29)	—	(0.29)	$26.08	1.09	1.29		1.29		1.29		14.02	17.86	$5,429,316
2011(b)	$26.00	0.30	(2.89)	(2.59)	(0.27)	—	(0.27)	$23.14	1.06	1.25		1.25		1.25		(10.10)	20.78	$5,932,896
2010(b)	$23.91	0.18	2.07	2.25	(0.16)	—	(0.16)	$26.00	0.72	1.33		1.33		1.33		9.43	22.26	$6,704,550
CLASS B SHARES
2014	$28.02	(0.07)	(0.20)	(0.27)	(0.07)	—	(0.07)	$27.68	(0.24)	2.13		2.13		2.13		(0.96)	37.25	$16,288
2013	$24.37	0.01	3.74	3.75	(0.10)	—	(0.10)	$28.02	0.02	2.10		2.10		2.10		15.45	34.67	$33,562
2012	$21.67	0.06	2.77	2.83	(0.13)	—	(0.13)	$24.37	0.26	2.09		2.09		2.09		13.07	17.86	$44,009
2011	$24.43	0.05	(2.67)	(2.62)	(0.14)	—	(0.14)	$21.67	0.21	2.06		2.06		2.06		(10.80)	20.78	$56,002
2010	$22.56	(0.02)	1.95	1.93	(0.06)	—	(0.06)	$24.43	(0.10)	2.10		2.10		2.10		8.59	22.26	$74,083
CLASS C SHARES
2014	$28.17	— (c)	(0.23)	(0.23)	(0.08)	—	(0.08)	$27.86	— (d)	1.99		1.99		1.99		(0.83)	37.25	$874,358
2013	$24.48	0.04	3.77	3.81	(0.12)	—	(0.12)	$28.17	0.15	2.01		2.01		2.01		15.62	34.67	$1,181,438
2012	$21.77	0.08	2.77	2.85	(0.14)	—	(0.14)	$24.48	0.35	2.03		2.03		2.03		13.14	17.86	$1,254,732
2011	$24.54	0.08	(2.70)	(2.62)	(0.15)	—	(0.15)	$21.77	0.31	1.99		1.99		1.99		(10.78)	20.78	$1,391,173
2010	$22.65	(0.01)	1.97	1.96	(0.07)	—	(0.07)	$24.54	(0.03)	2.06		2.06		2.06		8.67	22.26	$1,643,753
CLASS I SHARES
2014	$30.76	0.33	(0.25)	0.08	(0.41)	—	(0.41)	$30.43	1.05	0.88		0.88		0.88		0.23	37.25	$7,748,950
2013	$26.66	0.38	4.10	4.48	(0.38)	—	(0.38)	$30.76	1.34	0.86		0.86		0.86		16.94	34.67	$14,601,876
2012	$23.65	0.40	3.00	3.40	(0.39)	—	(0.39)	$26.66	1.53	0.88		0.88		0.88		14.47	17.86	$12,505,553
2011	$26.57	0.41	(2.96)	(2.55)	(0.37)	—	(0.37)	$23.65	1.45	0.88		0.88		0.88		(9.77)	20.78	$10,942,112
2010	$24.42	0.29	2.11	2.40	(0.25)	—	(0.25)	$26.57	1.17	0.92		0.92		0.92		9.90	22.26	$9,693,445
CLASS R3 SHARES
2014	$30.14	0.15	(0.24)	(0.09)	(0.19)	—	(0.19)	$29.86	0.51	1.45		1.45		1.61		(0.30)	37.25	$754,139
2013	$26.11	0.20	4.02	4.22	(0.19)	—	(0.19)	$30.14	0.71	1.45		1.45		1.57		16.23	34.67	$1,152,795
2012	$23.17	0.24	2.95	3.19	(0.25)	—	(0.25)	$26.11	0.95	1.45		1.45		1.60		13.82	17.86	$1,323,765
2011	$26.04	0.24	(2.89)	(2.65)	(0.22)	—	(0.22)	$23.17	0.86	1.45		1.45		1.58		(10.27)	20.78	$1,270,000
2010	$23.96	0.15	2.07	2.22	(0.14)	—	(0.14)	$26.04	0.61	1.45		1.45		1.63		9.30	22.26	$1,311,041
CLASS R4 SHARES
2014	$29.98	0.21	(0.24)	(0.03)	(0.26)	—	(0.26)	$29.69	0.70	1.25		1.25		1.49		(0.12)	37.25	$722,349
2013	$25.96	0.25	4.01	4.26	(0.24)	—	(0.24)	$29.98	0.91	1.25		1.25		1.38		16.49	34.67	$1,342,883
2012	$23.04	0.29	2.93	3.22	(0.30)	—	(0.30)	$25.96	1.16	1.25		1.25		1.45		14.05	17.86	$1,495,958
2011	$25.90	0.31	(2.89)	(2.58)	(0.28)	—	(0.28)	$23.04	1.12	1.25		1.25		1.41		(10.11)	20.78	$1,296,493
2010	$23.82	0.21	2.05	2.26	(0.18)	—	(0.18)	$25.90	0.85	1.25		1.25		1.49		9.53	22.26	$872,122
CLASS R5 SHARES
2014	$30.71	0.30	(0.24)	0.06	(0.36)	—	(0.36)	$30.41	0.97	0.99		0.99		1.12		0.17	37.25	$2,171,673
2013	$26.61	0.34	4.10	4.44	(0.34)	—	(0.34)	$30.71	1.20	0.96		0.96		1.00		16.80	34.67	$4,376,567
2012	$23.61	0.37	3.00	3.37	(0.37)	—	(0.37)	$26.61	1.44	0.99		0.99		1.06		14.33	17.86	$4,512,144
2011	$26.53	0.40	(2.98)	(2.58)	(0.34)	—	(0.34)	$23.61	1.39	0.99		0.99		1.04		(9.88)	20.78	$3,709,978
2010	$24.38	0.28	2.11	2.39	(0.24)	—	(0.24)	$26.53	1.11	0.99		0.99		1.08		9.86	22.26	$2,462,021
CLASS R6 SHARES
2014	$30.70	0.40	(0.26)	0.14	(0.48)	—	(0.48)	$30.36	1.28	0.73		0.73		0.73		0.42	37.25	$872,512
2013	$26.62	0.46	4.05	4.51	(0.43)	—	(0.43)	$30.70	1.59	0.74		0.74		0.74		17.07	34.67	$1,345,680
2012(e)	$27.14	0.15	(0.38)	(0.23)	(0.29)	—	(0.29)	$26.62	1.35 (f)	0.76	(f)	0.76	(f)	0.76	(f)	(0.77)	17.86	$478,078

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net Investment Income was less than $0.01 per share.
(d)	Net Investment Income Percentage was less than 0.01%
(e)	Effective date of this class of shares was May 1, 2012.
(f)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Value Fund

To the Trustees and Shareholders of

Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

30    Certified Annual Report

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

	BEGINNING ACCOUNT VALUE 4/1/14	ENDING ACCOUNT VALUE 9/30/14	EXPENSES PAID DURING PERIOD† 4/1/14–9/30/14
CLASS A SHARES
Actual	$1,000.00	$1,005.90	$6.41
Hypothetical*	$1,000.00	$1,018.68	$6.45
CLASS B SHARES
Actual	$1,000.00	$1,001.40	$10.63
Hypothetical*	$1,000.00	$1,014.44	$10.70
CLASS C SHARES
Actual	$1,000.00	$1,002.40	$10.01
Hypothetical*	$1,000.00	$1,015.08	$10.07
CLASS I SHARES
Actual	$1,000.00	$1,007.40	$4.63
Hypothetical*	$1,000.00	$1,020.46	$4.66
CLASS R3 SHARES
Actual	$1,000.00	$1,005.00	$7.29
Hypothetical*	$1,000.00	$1,017.80	$7.33
CLASS R4 SHARES
Actual	$1,000.00	$1,005.80	$6.29
Hypothetical*	$1,000.00	$1,018.80	$6.33
CLASS R5 SHARES
Actual	$1,000.00	$1,007.10	$4.98
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS R6 SHARES
Actual	$1,000.00	$1,008.60	$3.69
Hypothetical*	$1,000.00	$1,021.40	$3.71

†	Expenses are equal to the annualized expense ratio for each class (A: 1.27%; B: 2.12%; C: 1.99%; I: 0.92%; R3: 1.45%; R4: 1.25%; R5: 0.99%; R6: 0.73%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON

Thornburg International Value Fund	September 30, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Class A Shares (Incep: 5/28/98)	-4.64%	8.20%	4.49%	6.90%	7.65%
Class B Shares (Incep: 4/3/00)	-5.90%	7.95%	4.27%	6.72%	5.38%
Class C Shares (Incep: 5/28/98)	-1.82%	9.06%	4.69%	6.62%	7.10%
Class I Shares (Incep: 3/30/01)	0.23%	10.30%	5.88%	7.83%	7.66%
Class R3 Shares (Incep: 7/1/03)	-0.30%	9.66%	5.28%	7.25%	9.26%
Class R4 Shares (Incep: 2/1/07)	-0.12%	9.89%	5.49%	—	2.57%
Class R5 Shares (Incep: 2/1/05)	0.17%	10.18%	5.78%	—	6.90%
Class R6 Shares (Incep: 5/1/12)	0.42%	—	—	—	6.58%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class C, I, R3, R4, R5, and R6 shares.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg International Value Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg International Value Fund	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2014, the Thornburg International Value Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 3.64% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2014 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2014, foreign source income and foreign taxes paid are $496,909,986 and $45,983,772, respectively.

For the tax year ended September 30, 2014, dividends paid by the Fund of $215,175,283 are being reported as ordinary investment income and dividends deemed paid by the Fund of $108,927,298 are designated as long-term capital gain dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2014. Complete information will be reported in conjunction with your 2014 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

36    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2014 (Unaudited)

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the quality of portfolio trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the ten most recent calendar years, comparing the Fund’s investment performance to a fund category selected by an independent mutual fund analyst firm, and to two broad-based securities indices, (4) performance data for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories and to two broad-based securities indices, and assigning a ranking to the Fund’s performance for each period relative to the two fund categories, and (5) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

Comparative performance data for the ten most recent calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was lower than the return for a mutual fund category and one of two broad-based securities indices considered, and was comparable to the return for a second index, and that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of one index in seven of nine years, exceeded or were comparable to the returns of the second index in five of nine years, and exceeded or were comparable to the average returns of the fund category in seven of nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell in the fourth quartile of investment performance of each of two mutual fund categories considered for the one-year, three-year and five-year periods ended with the second quarter of the current year, and fell in the second quartile of performance of both categories for the ten-year period. Data presented to the Trustees also showed that the Fund’s annualized total return for the period since inception exceeded the annualized returns of the two indices considered. The Trustees received explanations respecting the Advisor’s investment selections and implementation of measures to enhance the Fund’s investment performance, and in this regard noted improvements in the Fund’s recent investment performance relative to the two securities indices.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection considered a number of factors, including other fees and expenses charged to the Fund, the costs and profitability of the Advisor, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Fund.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses. Data considered included comparisons of the advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by a mutual fund analyst firm and to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, comparative expense data for a second representative share class, and related data. Comparative fee and expense data considered by the Trustees showed that the Fund’s advisory fee level was slightly lower than the median and comparable to the average fee level for the fund category and that the level of total expense for a representative share class was slightly lower than the category median and somewhat lower than its average. Peer group data showed that the Fund’s advisory fee level was comparable to the peer group median, and that the total expense level for a representative share class of the Fund was comparable to the peer group median. Data for a second representative share class showed that the Fund’s total expense ratio was comparable to or lower than competing funds for which data was available.

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OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2014 (Unaudited)

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels of these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

38    Certified Annual Report

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH078

Thornburg Core Growth Fund

Informational Brochure and Annual Report

SEPTEMBER 30, 2014

LIPPER
FUND AWARDS 2014
UNITED STATES

Best Multi-Cap Growth Fund
Three-year period. Class R5 shares among 432 funds.

Thornburg
INVESTMENT MANAGEMENT

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IMPORTANT INFORMATION

Best Multi-Cap Growth Fund

Lipper Classification Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). Fund Classification Awards were given for three-year, five-year, and ten-year periods ended 11/30/13. In 2014, Class R5 shares won for the three-year period ended 11/30/13 among 432 funds. The Fund did not win the award for other time periods.

The information presented on the following pages was current as of September 30, 2014. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objective. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Impact to performance of IPOs, as disclosed in the following letter to shareholders, is calculated using the performance on the first day of the IPO, assuming that the acquired shares are held to the end of the first day.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Glossary

Russell 1000 Index – This index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 2000 Index – This index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000 Growth Index – The Russell 3000 Growth Index (Russell 3K G) is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Multiple – A valuation multiple reflects an investment’s market value relative to some key metric. Price to earnings ratio (P/E) is a commonly used multiple. It’s calculated by dividing a stock’s price by the company’s earnings per share.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Portfolio Managers

Tim Cunningham, CFA    Greg Dunn

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and domestic and foreign debt obligations. The Fund may also invest in developing countries.

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks, and it is easy to understand why. Growth stocks generate excitement. These are stocks whose rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio managers Tim Cunningham and Greg Dunn apply a rigorous stock selection process to the investments that comprise the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Their overarching philosophy is to create a fund that pursues good performance over the long term, while seeking to reduce volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund typically invests in a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, the Fund’s managers can evaluate each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, we drill down into the company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

Companies are initially screened using a variety of quantitative factors. Most are rejected and logged as a screening rejection. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and scrutinize the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red flags, and estimate future growth potential.

We are not “go-along-with-the-crowd” types and are not tied to mainstream thinking. While we have access to the best of Wall Street’s analysis, we are not ruled by it.

The team tests the strength of a company’s underlying business model against a variety of what-if screens. Besides conducting site visits and interviewing company management, they also check in with a company’s major customers, suppliers, and distributors to get a complete picture of a company before investing. Revenue and cost of goods sold are given particular attention. All data points are broken down in several ways before reaching an investment decision.

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Key Portfolio Attributes

As of September 30, 2014

Portfolio P/E Trailing 12-months*	30.7x

Portfolio Price to Cash Flow*	19.7x

Portfolio Price to Book Value*	4.8x

Median Market Cap*	$7.6 B

7-Year Beta (A Shares vs. Russell 3k G Index)*	1.15

Number of Companies	55

* Source: FactSet

Market Capitalization Exposure As of September 30, 2014

Basket Structure

As of September 30, 2014

Average Annual Total Returns

For Periods Ended September 30, 2014

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
A Shares (Incep: 12/27/00)
Without sales charge	8.58%	25.64%	14.20%	9.48%	6.08%
With sales charge	3.69%	23.73%	13.16%	8.98%	5.73%
Russell 3000 Growth Index (Since: 12/27/00)	17.87%	22.41%	16.43%	8.95%	4.00%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.45%, as disclosed in the most recent Prospectus.

Stocks Contributing and Detracting

For the Year Ended September 30, 2014

TOP CONTRIBUTORS	TOP DETRACTORS
Gilead Sciences, Inc.	CommVault Systems, Inc.
Monster Beverage Corp.	Gigamon, Inc.
Alexion Pharmaceuticals, Inc.	Financial Engines, Inc.
Google, Inc.	RetailMeNot, Inc.
Charles Schwab Corp.	J.G. Wentworth Co.

Source: FactSet

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Thornburg Core Growth Fund

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

Thornburg Core Growth Fund	September 30, 2014 (Unaudited)

October 21, 2014

Dear Fellow Shareholder,

For the fiscal year ended September 30, 2014, the Thornburg Core Growth Fund returned 8.58% for the Class A shares, at net asset value (NAV), underperforming its benchmark, the Russell 3000 Growth Index, which returned 17.87%. On September 30, 2014, the NAV per share of the Class A shares was $26.44.

After several very strong years for equities and in particular for the Thornburg Core Growth Fund, we are disappointed to say the Fund struggled through a difficult fiscal year 2014. Although the broad market indices have pushed higher this year in a linear fashion, volatility and risk aversion have crept into the small-cap and mid-cap growth universe of stocks. This is evident when one compares indices over the period. Large caps outperformed small caps by a wide margin, with the Russell 1000 Growth Index returning 19.2%, compared to the Russell 2000 Growth Index’s return of only 3.8%. This is a 15.4% difference between small-cap and large-cap growth stocks! This has been by far the worst 12-month period (on a quarterly rolling basis) for small-cap growth stocks relative to large-cap growth stocks since the Core Growth Fund was launched 14 years ago, creating a headwind for our multi-cap strategy. Fund investments in initial public offerings contributed 1.7% to performance for the fiscal year ended September 30, 2014.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.45%, as disclosed in the most recent Prospectus.

As a concentrated active portfolio, the Fund has been through periods where its approach seems out of favor. And we have made more stock picking mistakes than we would like. Since inception, the Fund has recorded 52 trailing twelve-month periods on a quarterly basis. It has underperformed the benchmark index 15 periods and outperformed 37 periods. During tough times such as these, we are reminded of an old traders’ quote: “It’s ok to be wrong; it’s unforgivable to stay wrong.” We try to avoid “staying wrong” by quickly moving on from our mistakes, and upgrading the portfolio with fresh, new ideas. We like to manage the portfolio with a sense of urgency, which gets heightened during tough periods, and this time has been no different. The majority of our underperformance occurred during the March to May 2014 time period. That was the period of highest activity, as we moved on from stocks about which we were wrong and aggressively took advantage of the dislocation in growth stocks to buy high-quality companies when they were out of favor.

As always, stock selection drives performance. On a stock-by-stock basis, the Fund’s top contributors included Gilead Sciences, Monster Beverage Corporation, Alexion Pharmaceutical, Google Inc., and Charles Schwab Corp.

Gilead Sciences is a long-term portfolio holding (12 years!) and once again had a great year. Gilead is a research-based biopharmaceutical company that discovers, develops, and commercializes drugs. Its primary focus historically has been on HIV/AIDS, where it has developed and commercialized the leading HIV treatment. The more recent driver of performance has been the emergence of their Hepatitis C treatment, Sovaldi. The drug has represented a step change in Hepatitis C treatment, essentially curing patients. Gilead has been an amazing story, growing from our original purchase price of $4.60 (adjusted to account for stock-splits), to over $100 today.

Monster Beverage sells energy drinks and other beverages globally. It received a boost in August 2014 when Coke acquired a 17% position in the company and the two exchanged some businesses. Monster took over Coke’s energy-drink business, and Coke got Monster’s non-energy-drink business. We like the deal because it will allow Monster to utilize Coke’s world-class distribution system, particularly outside the U.S., where Monster has struggled. The deal also seems to position Coke as a likely acquirer of Monster at some point in the future, creating a valuation floor for the stock.

Alexion Pharmaceuticals researches and commercializes treatments for life-threatening and ultra-rare ‘Orphan’ diseases. Alexion’s primary product is Soliris (Eculizumab), a first-in-class terminal complement inhibitor currently approved in more than 40 countries as a treatment for patients with PNH (paroxysmal nocturnal hemoglobinuria). Alexion is working to investigate Soliris and additional product candidates as treatments for patients with other rare and severe diseases. Over the past year, Alexion has consistently exceeded consensus growth expectations for both revenues and earnings per share.

During the fiscal year, Google solidified its position as a leader in online advertising. Google’s search advertising revenues continue to grow, especially outside the United States. In the U.S., growth was boosted, in particular, by strong advertising sales on Google’s YouTube site. Video ads on YouTube are ground zero in the battle for brand advertising dollars. Recently, the television brand-advertising ecosystem has started to fray, and online leaders such as Google stand to benefit.

Charles Schwab has become an attractive investment on increasing short- to medium-term interest rates. Schwab has a money market fund business, mainly managing the cash portion of brokerage accounts. Short-term yields have dropped well below Schwab’s fee level, forcing Schwab to waive their fees to ensure that investors don’t earn a negative return. This revenue is essentially pure margin, so it has

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LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Core Growth Fund	September 30, 2014 (Unaudited)

an outsized impact on earnings. When interest rates eventually rise, it will be a great earnings tailwind. In the meantime, Schwab has been delivering strong results, leading to positive earnings revisions and support for a higher-valuation multiple from investors.

Top detractors from performance included Commvault Systems, Gigamon, Inc., Financial Engines, and J.G. Wentworth Company.

Commvault Systems is a software company whose product is designed to protect, manage and access data throughout its lifecycle. We liked the secular positive influences of data growth, cloud adoption, and growth of virtual environments, but we underestimated competition and their ability to maintain a high growth rate as their company grew and they expanded distribution. Growth rates quickly slowed and it became apparent that the opportunity was not what we thought it would be. We sold our position.

Gigamon, Inc. is a technology hardware company whose products are utilized within a network to help manage traffic. This was a high-risk emerging-growth stock, and we sized it accordingly. But growth deteriorated significantly, causing the stock to gap down. We sold immediately. The stock has continued to trade lower.

Financial Engines acts as an automated financial advisor to help its clients manage their employer-sponsored 401(k) plans. Financial Engines helps to manage its clients’ money in a very efficient but individual way by using computer algorithms, not relying on many people to tailor the individual portfolios. High valuation, market worries, and a slight deceleration in the company’s growth rate have caused the shares to underperform versus comparable index returns. We continue to believe in our investment thesis; Financial Engines provides customers a unique and valuable service, it is the dominant player in its market at more than twice the size of the next largest competitor, and has ample room to grow share within the expanding 401(k) management marketplace.

RetailMeNot operates websites and mobile applications that consumers use to search for coupons to leading retailers. A search algorithm change by Google negatively impacted the amount of traffic to RetailMeNot’s website. This caused the company to reduce earnings guidance for the full year, and we sold the stock, given the fundamental deterioration in growth prospects.

J.G. Wentworth was a recent initial public offering we purchased at very cheap levels. The company had carved out a very nice niche business as the largest purchaser of structured settlements. However, the company’s first two public-company quarterly reports concerned us. Total payments purchased saw a significant deceleration. And the company announced the Consumer Financial Protection Bureau had launched a broad investigation of their business. That led us to sell the stock.

In March 2014, we were proud to have accepted a Lipper Award for delivering the best risk-adjusted return over a trailing three-year period in the Fund’s multi-cap growth category. During the most recent few months, when near-term results have disappointed, the award is a nice reminder of the long-term focus of our strategy and the results that the consistent application of our process and philosophy has delivered over the years. We will continue to strive to construct a portfolio of growth stocks with strong businesses, attractive growth prospects, and reasonable valuations.

Thank you for investing alongside us in the Thornburg Core Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

8    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	September 30, 2014

Top Ten Equity Holdings

As of 9/30/14

Visa, Inc.	3.2%
Amazon.com, Inc.	3.0%
Las Vegas Sands Corp.	2.8%
Affiliated Managers Group, Inc.	2.7%
Gilead Sciences, Inc.	2.5%
Catamaran Corp.	2.4%
Charles Schwab Corp.	2.4%
Perrigo Co. plc	2.3%
Stericycle, Inc.	2.1%
Alexion Pharmaceuticals, Inc.	2.1%

Summary of Industry Group Exposure

As of 9/30/14

Software & Services	23.0%
Retailing	13.8%
Diversified Financials	11.8%
Pharmaceuticals, Biotechnology & Life Sciences	10.1%
Consumer Services	7.9%
Health Care Equipment & Services	4.0%
Commercial & Professional Services	3.8%
Technology Hardware & Equipment	3.8%
Automobiles & Components	2.8%
Capital Goods	2.8%
Food & Staples Retailing	2.0%
Food, Beverage & Tobacco	2.0%
Media	1.8%
Energy	1.3%
Other Assets & Liabilities	9.1%

Summary of Country Exposure*

As of 9/30/14 (percent of equity holdings)

United States	90.4%
Ireland	5.8%
United Kingdom	1.5%
Israel	1.3%
Canada	1.0%

*	The country exposure of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 90.93%
AUTOMOBILES & COMPONENTS — 2.82%
Auto Components — 2.82%
Delphi Automotive plc	203,000	$12,452,020
Gentex Corp.	475,000	12,715,750

		25,167,770

CAPITAL GOODS — 2.82%
Electrical Equipment — 1.60%
Acuity Brands, Inc.	121,528	14,305,061
Machinery — 1.22%
[a] Proto Labs, Inc.	156,908	10,826,652

		25,131,713

COMMERCIAL & PROFESSIONAL SERVICES — 3.84%
Commercial Services & Supplies — 2.14%
[a] Stericycle, Inc.	163,922	19,106,749
Professional Services — 1.70%
[a] Verisk Analytics, Inc.	249,871	15,214,645

		34,321,394

CONSUMER SERVICES — 7.87%
Diversified Consumer Services — 1.78%
[a] LifeLock, Inc.	1,110,200	15,864,758
Hotels, Restaurants & Leisure — 6.09%
Las Vegas Sands Corp.	399,398	24,846,549
[a] MGM Resorts International	608,200	13,854,796

Certified Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE
[a] Norwegian Cruise Line Holdings Ltd.	434,641	$15,655,769

		70,221,872

DIVERSIFIED FINANCIALS — 11.86%
Capital Markets — 10.32%
[a] Affiliated Managers Group, Inc.	118,474	23,737,451
Charles Schwab Corp.	719,594	21,148,868
Financial Engines, Inc.	401,727	13,745,089
[a] Northstar Asset Management Group, Inc.	624,762	11,508,116
Virtus Investment Partners, Inc.	49,756	8,642,617
[a] WisdomTree Investments, Inc.	1,173,063	13,349,457
Consumer Finance — 1.54%
[a] Portfolio Recovery Associates, Inc.	263,903	13,783,653

		105,915,251

ENERGY — 1.27%
Oil, Gas & Consumable Fuels — 1.27%
[a] Oasis Petroleum, Inc.	272,175	11,379,637

		11,379,637

FOOD & STAPLES RETAILING — 2.03%
Food & Staples Retailing — 2.03%
[a] Sprouts Farmers Market, Inc.	622,138	18,085,552

		18,085,552

FOOD, BEVERAGE & TOBACCO — 2.01%
Beverages — 2.01%
[a] Monster Beverage Corp.	195,700	17,939,819

		17,939,819

HEALTH CARE EQUIPMENT & SERVICES — 3.96%
Health Care Equipment & Supplies — 0.94%
[a] Novadaq Technologies, Inc.	663,135	8,415,183
Health Care Providers & Services — 2.43%
[a] Catamaran Corp.	513,200	21,631,380
Health Care Technology — 0.59%
[a] HMS Holdings Corp.	279,773	5,273,721

		35,320,284

MEDIA — 1.81%
Media — 1.81%
[a] Sirius XM Holdings, Inc.	4,635,400	16,177,546

		16,177,546

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 10.06%
Biotechnology — 6.19%
[a] Alexion Pharmaceuticals, Inc.	111,704	18,522,757
[a] Biogen Idec, Inc.	42,369	14,016,089
[a] Gilead Sciences, Inc.	213,256	22,701,101
Pharmaceuticals — 3.87%
[a] Actavis plc	59,693	14,402,727
Perrigo Co. plc	134,000	20,125,460

		89,768,134

RETAILING — 13.84%
Distributors — 2.01%
[a] LKQ Corp.	675,459	17,960,455
Internet & Catalog Retail — 7.13%
[a] Amazon.com, Inc.	84,331	27,191,687
[a] Netflix, Inc.	24,179	10,909,081
[a] priceline.com, Inc.	13,272	15,376,674
[a] Tripadvisor, Inc.	111,042	10,151,460
Multiline Retail — 2.04%
[a] Dollar Tree, Inc.	325,198	18,233,852

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE
Specialty Retail — 2.66%
American Eagle Outfitters, Inc.	755,375	$10,968,045
[a] Ulta Salon, Cosmetics & Fragrance, Inc.	107,994	12,761,651

		123,552,905

SOFTWARE & SERVICES — 22.97%
Information Technology Services — 6.35%
[a] Cardtronics, Inc.	411,164	14,472,973
[a] Vantiv, Inc. Class A	443,837	13,714,563
Visa, Inc.	133,746	28,537,384
Internet Software & Services — 8.27%
[a] eBay, Inc.	255,004	14,440,877
[a] Google, Inc. Class A	19,376	11,401,032
[a] Google, Inc. Class C	22,566	13,028,706
[a] LinkedIn Corp.	54,277	11,278,218
[a] VeriSign, Inc.	244,749	13,490,565
[a] Yelp, Inc.	149,969	10,235,384
Software — 8.35%
[a] ANSYS, Inc.	238,200	18,024,594
[a] Bottomline Technologies (DE), Inc.	195,892	5,404,660
[a] Fleetmatics Group plc	404,643	12,341,612
Solera Holdings, Inc.	303,739	17,118,730
[a] Splunk, Inc.	203,129	11,245,221
[a] Workday, Inc.	125,800	10,378,500

		205,113,019

TECHNOLOGY HARDWARE & EQUIPMENT — 3.77%
Communications Equipment — 0.95%
[a] CalAmp Corp.	482,381	8,499,553
Electronic Equipment, Instruments & Components — 1.66%
[a] IPG Photonics Corp.	215,652	14,832,544
Technology, Hardware, Storage & Peripherals — 1.16%
[a] Stratasys Ltd.	85,770	10,359,301

		33,691,398

TOTAL COMMON STOCK (Cost $643,893,981)		811,786,294

SHORT TERM INVESTMENTS — 8.06%
Ameren Illinois Co., 0.20%, 10/1/2014	$10,000,000	10,000,000
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 9/30/2014 due 10/1/2014, repurchase price $13,000,083 collateralized by 17 corporate debt securities, having an average coupon of 5.08%, a minimum credit rating of BBB-, maturity dates from 9/15/2016 to 5/15/2042, and having an aggregate market value of $13,890,936 at 9/30/2014	13,000,000	13,000,000
Hitachi America, Ltd., 0.32%, 10/6/2014	13,000,000	12,999,422
Kansas City Power & Light, 0.22%, 10/1/2014	10,000,000	10,000,000
Kroger Co., 0.20%, 10/1/2014	13,000,000	13,000,000
Spectra Energy Partners, 0.25%, 10/6/2014	13,000,000	12,999,549

TOTAL SHORT TERM INVESTMENTS (Cost $71,998,971)		71,998,971

TOTAL INVESTMENTS — 98.99% (Cost $715,892,952)		$883,785,265
OTHER ASSETS LESS LIABILITIES — 1.01%		9,011,807

NET ASSETS — 100.00%		$892,797,072

Footnote Legend

a	Non-income producing.

See notes to financial statements.

Certified Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	September 30, 2014

ASSETS
Investments at value (cost $715,892,952) (Note 2)	$883,785,265
Cash	53,154
Receivable for investments sold	4,943,991
Receivable for fund shares sold	7,465,001
Dividends receivable	126,118
Interest receivable	83
Prepaid expenses and other assets	17,094

Total Assets	896,390,706

LIABILITIES
Payable for investments purchased	1,447,961
Payable for fund shares redeemed	1,030,151
Payable to investment advisor and other affiliates (Note 3)	819,485
Accounts payable and accrued expenses	296,037

Total Liabilities	3,593,634

NET ASSETS	$892,797,072

NET ASSETS CONSIST OF
Net Investment Loss	$(15,975,980)
Net unrealized appreciation on investments	167,892,313
Accumulated net realized gain (loss)	(324,202,143)
Net capital paid in on shares of beneficial interest	1,065,082,882

$892,797,072

12    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	September 30, 2014

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($277,098,945 applicable to 10,481,481 shares of beneficial interest outstanding - Note 4)	$26.44
Maximum sales charge, 4.50% of offering price	1.25

Maximum offering price per share	$27.69

Class C Shares:
Net asset value and offering price per share* ($200,663,948 applicable to 8,471,558 shares of beneficial interest outstanding - Note 4)	$23.69

Class I Shares:
Net asset value, offering and redemption price per share ($251,122,497 applicable to 9,001,888 shares of beneficial interest outstanding - Note 4)	$27.90

Class R3 Shares:
Net asset value, offering and redemption price per share ($90,788,318 applicable to 3,440,434 shares of beneficial interest outstanding - Note 4)	$26.39

Class R4 Shares:
Net asset value, offering and redemption price per share ($11,305,514 applicable to 425,927 shares of beneficial interest outstanding - Note 4)	$26.54

Class R5 Shares:
Net asset value, offering and redemption price per share ($61,817,850 applicable to 2,218,316 shares of beneficial interest outstanding - Note 4)	$27.87

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Year Ended September 30, 2014

INVESTMENT INCOME
Dividend income	$2,969,710
Interest income	127,816

Total Income	3,097,526

EXPENSES
Investment advisory fees (Note 3)	7,801,845
Administration fees (Note 3)
Class A Shares	389,511
Class C Shares	254,565
Class I Shares	112,300
Class R3 Shares	124,059
Class R4 Shares	13,962
Class R5 Shares	32,572
Distribution and service fees (Note 3)
Class A Shares	779,068
Class C Shares	2,037,055
Class R3 Shares	496,173
Class R4 Shares	27,692
Transfer agent fees
Class A Shares	408,732
Class C Shares	238,409
Class I Shares	166,555
Class R3 Shares	260,415
Class R4 Shares	37,054
Class R5 Shares	209,148
Registration and filing fees
Class A Shares	3,650
Class C Shares	24,060
Class I Shares	25,150
Class R3 Shares	19,351
Class R4 Shares	19,738
Class R5 Shares	13,427
Custodian fees (Note 3)	111,205
Professional fees	63,440
Accounting fees	22,615
Trustee fees	28,212
Other expenses	121,260

Total Expenses	13,841,223
Less:
Expenses reimbursed by investment advisor (Note 3)	(613,994)

Net Expenses	13,227,229

Net Investment Loss	$(10,129,703)

14    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Year Ended September 30, 2014

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$140,640,435
Net change in unrealized appreciation (depreciation) of investments	(63,137,038)

Net Realized and Unrealized Gain	77,503,397

Net Increase in Net Assets Resulting from Operations	$67,373,694

See notes to financial statements.

Certified Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	YEAR ENDED SEPTEMBER 30, 2014	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(10,129,703)	$(7,467,201)
Net realized gain (loss) on investments	140,640,435	89,533,234
Net unrealized appreciation (depreciation) on investments	(63,137,038)	91,899,455

Net Increase (Decrease) in Net Assets Resulting from Operations	67,373,694	173,965,488

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(25,983,897)	(4,076,655)
Class C Shares	3,863,171	(11,865,291)
Class I Shares	43,839,713	35,348,688
Class R3 Shares	(12,906,695)	(33,481,490)
Class R4 Shares	71,357	(1,324,992)
Class R5 Shares	(5,268,662)	(12,974,765)

Net Increase in Net Assets	70,988,681	145,590,983

NET ASSETS
Beginning of Year	821,808,391	676,217,408

End of Year	$892,797,072	$821,808,391

See notes to financial statements.

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may bear a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. For example, on days when market volatility

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2014

thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2014

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$811,786,294	$811,786,294	$—	$—
Short Term Investments	71,998,971	—	71,998,971	—

Total Investments in Securities	$883,785,265	$811,786,294	$71,998,971	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2014, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash by entering into repurchase agreements under which the Fund delivers cash to a counterparty, the counterparty delivers securities as collateral, and the Fund is obligated to resell that collateral to the counterparty at an agreed upon price at the maturity date of the repurchase agreement. Securities pledged as collateral under repurchase agreements are held in custody with a third party custodian until maturity of the repurchase agreement. Provisions in the agreements

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2014

require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the counterparty’s obligations. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2014, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $92,120 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $16,533 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and for shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class I, Class R3, Class R4, and Class R5 expenses do not exceed 0.99%, 1.50%, 1.40%, and 0.99%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2014, the Advisor contractually waived or reimbursed certain class specific expenses, administrative fees, and distribution fees of $86,225 for Class I shares, $294,568 for Class R3 shares, $41,572 for Class R4 shares, and $191,629 for Class R5 shares.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2014

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2014, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,726,720	$72,039,092	2,284,279	$50,203,570
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(3,724,292)	(98,022,989)	(2,627,034)	(54,280,225)

Net increase (decrease)	(997,572)	$(25,983,897)	(342,755)	$(4,076,655)

Class C Shares
Shares sold	1,473,844	$35,295,012	860,568	$16,907,911
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,329,377)	(31,431,841)	(1,543,834)	(28,773,202)

Net increase (decrease)	144,467	$3,863,171	(683,266)	$(11,865,291)

Class I Shares
Shares sold	4,103,740	$115,390,413	3,194,049	$69,306,485
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2,581,075)	(71,550,700)	(1,545,666)	(33,957,797)

Net increase (decrease)	1,522,665	$43,839,713	1,648,383	$35,348,688

Class R3 Shares
Shares sold	1,118,230	$29,400,891	1,081,265	$22,913,573
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,605,481)	(42,307,586)	(2,720,256)	(56,395,063)

Net increase (decrease)	(487,251)	$(12,906,695)	(1,638,991)	$(33,481,490)

Class R4 Shares
Shares sold	206,135	$5,433,989	227,815	$4,772,964
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(200,662)	(5,362,632)	(294,538)	(6,097,956)

Net increase (decrease)	5,473	$71,357	(66,723)	$(1,324,992)

Class R5 Shares
Shares sold	821,533	$22,904,484	669,413	$14,671,998
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,034,832)	(28,173,146)	(1,312,898)	(27,646,763)

Net increase (decrease)	(213,299)	$(5,268,662)	(643,485)	$(12,974,765)

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2014

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $860,289,379 and $869,109,901, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$716,426,152

Gross unrealized appreciation on a tax basis	$193,333,422
Gross unrealized depreciation on a tax basis	(25,974,309)

Net unrealized appreciation (depreciation) on investments (tax basis)	$167,359,113

At September 30, 2014, the Fund had deferred tax basis late-year ordinary investment losses of $7,626,606. For tax purposes such losses will be reflected in the year ending September 30, 2015.

At September 30, 2014, the Fund did not have any undistributed tax basis net ordinary investment income or undistributed tax basis capital gains.

The Fund utilized $141,106,497 of capital loss carryforwards during the year ended September 30, 2014.

At September 30, 2014, the Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$78,659,907
2018	253,358,410

$332,018,317

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $8,349,374 and decreased distribution in excess of net investment income by $8,349,374. This reclassification has no impact on the net asset value of the Fund. This reclassification resulted from nondeductible net operating losses.

The Fund did not pay any distributions during the years ended September 30, 2014 and September 30, 2013.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the year ended September 30, 2014, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

22    Certified Annual Report

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Certified Annual Report    23

FINANCIAL HIGHLIGHTS

    Thornburg Core Growth Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF YEAR	NET INVESTMENT INCOME(LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS(%)	EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)
CLASS A SHARES
2014(b)	$24.35	(0.28)	2.37	2.09	—	—	—	$26.44	(1.06)	1.40	1.40	1.40	8.58	100.62	$277,099
2013(b)	$19.11	(0.21)	5.45	5.24	—	—	—	$24.35	(1.01)	1.45	1.45	1.45	27.42	91.92	$279,483
2012(b)	$13.33	(0.17)	5.95	5.78	—	—	—	$19.11	(1.02)	1.48	1.49	1.48	43.36	122.93	$225,945
2011(b)	$13.81	(0.15)	(0.33)	(0.48)	—	—	—	$13.33	(0.96)	1.45	1.45	1.45	(3.48)	80.53	$208,135
2010(b)	$13.61	(0.15)	0.35	0.20	—	—	—	$13.81	(1.09)	1.48	1.48	1.48	1.47	75.06	$372,954
CLASS C SHARES
2014	$21.98	(0.43)	2.14	1.71	—	—	—	$23.69	(1.81)	2.14	2.14	2.14	7.78	100.62	$200,664
2013	$17.38	(0.34)	4.94	4.60	—	—	—	$21.98	(1.76)	2.20	2.20	2.20	26.47	91.92	$182,999
2012	$12.22	(0.28)	5.44	5.16	—	—	—	$17.38	(1.79)	2.25	2.25	2.25	42.23	122.93	$156,597
2011	$12.75	(0.24)	(0.29)	(0.53)	—	—	—	$12.22	(1.71)	2.20	2.20	2.20	(4.16)	80.53	$137,799
2010	$12.66	(0.23)	0.32	0.09	—	—	—	$12.75	(1.84)	2.23	2.23	2.23	0.71	75.06	$215,413
CLASS I SHARES
2014	$25.59	(0.18)	2.49	2.31	—	—	—	$27.90	(0.65)	0.99	0.99	1.03	9.03	100.62	$251,122
2013	$19.99	(0.12)	5.72	5.60	—	—	—	$25.59	(0.55)	0.99	0.99	1.02	28.01	91.92	$191,358
2012	$13.88	(0.09)	6.20	6.11	—	—	—	$19.99	(0.52)	0.99	0.99	1.08	44.02	122.93	$116,567
2011	$14.31	(0.08)	(0.35)	(0.43)	—	—	—	$13.88	(0.49)	0.99	0.99	1.07	(3.00)	80.53	$114,679
2010	$14.04	(0.09)	0.36	0.27	—	—	—	$14.31	(0.60)	0.99	0.99	1.08	1.92	75.06	$172,126
CLASS R3 SHARES
2014	$24.33	(0.31)	2.37	2.06	—	—	—	$26.39	(1.16)	1.50	1.50	1.80	8.47	100.62	$90,788
2013	$19.11	(0.22)	5.44	5.22	—	—	—	$24.33	(1.06)	1.50	1.50	1.79	27.32	91.92	$95,545
2012	$13.33	(0.18)	5.96	5.78	—	—	—	$19.11	(1.04)	1.50	1.50	1.80	43.36	122.93	$106,353
2011	$13.82	(0.16)	(0.33)	(0.49)	—	—	—	$13.33	(1.01)	1.50	1.50	1.77	(3.55)	80.53	$109,127
2010	$13.62	(0.15)	0.35	0.20	—	—	—	$13.82	(1.11)	1.50	1.50	1.79	1.47	75.06	$212,360
CLASS R4 SHARES
2014	$24.44	(0.28)	2.38	2.10	—	—	—	$26.54	(1.06)	1.40	1.40	1.77	8.59	100.62	$11,306
2013	$19.18	(0.20)	5.46	5.26	—	—	—	$24.44	(0.96)	1.40	1.40	1.79	27.42	91.92	$10,277
2012	$13.37	(0.16)	5.97	5.81	—	—	—	$19.18	(0.93)	1.40	1.40	1.78	43.46	122.93	$9,344
2011	$13.84	(0.14)	(0.33)	(0.47)	—	—	—	$13.37	(0.91)	1.40	1.40	1.76	(3.40)	80.53	$10,423
2010	$13.63	(0.14)	0.35	0.21	—	—	—	$13.84	(1.01)	1.40	1.40	1.73	1.54	75.06	$24,968
CLASS R5 SHARES
2014	$25.56	(0.18)	2.49	2.31	—	—	—	$27.87	(0.65)	0.99	0.99	1.28	9.04	100.62	$61,818
2013	$19.97	(0.12)	5.71	5.59	—	—	—	$25.56	(0.55)	0.99	0.99	1.12	27.99	91.92	$62,146
2012	$13.86	(0.09)	6.20	6.11	—	—	—	$19.97	(0.52)	0.98	0.99	1.32	44.08	122.93	$61,411
2011	$14.30	(0.08)	(0.36)	(0.44)	—	—	—	$13.86	(0.51)	0.99	0.99	1.22	(3.08)	80.53	$66,901
2010	$14.02	(0.08)	0.36	0.28	—	—	—	$14.30	(0.60)	0.99	0.99	1.18	2.00	75.06	$324,963

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

24 Certified Annual Report	Certified Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Core Growth Fund

To the Trustees and Shareholders of

Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

26    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Core Growth Fund	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

	BEGINNING ACCOUNT VALUE 4/1/14	ENDING ACCOUNT VALUE 9/30/14	EXPENSES PAID DURING PERIOD† 4/1/14–9/30/14
CLASS A SHARES
Actual	$1,000.00	$991.70	$7.15
Hypothetical*	$1,000.00	$1,017.89	$7.24
CLASS C SHARES
Actual	$1,000.00	$987.90	$10.73
Hypothetical*	$1,000.00	$1,014.28	$10.87
CLASS I SHARES
Actual	$1,000.00	$993.90	$4.95
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS R3 SHARES
Actual	$1,000.00	$991.40	$7.49
Hypothetical*	$1,000.00	$1,017.55	$7.59
CLASS R4 SHARES
Actual	$1,000.00	$991.40	$6.99
Hypothetical*	$1,000.00	$1,018.05	$7.08
CLASS R5 SHARES
Actual	$1,000.00	$993.90	$4.95
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.43%; C: 2.15%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    27

INDEX COMPARISON

Thornburg Core Growth Fund	September 30, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Class A Shares (Incep: 12/27/00)	3.69%	23.73%	13.16%	8.98%	5.73%
Class C Shares (Incep: 12/27/00)	6.78%	24.69%	13.35%	8.66%	5.24%
Class I Shares (Incep: 11/3/03)	9.03%	26.20%	14.72%	10.01%	9.19%
Class R3 Shares (Incep: 7/1/03)	8.47%	25.57%	14.14%	9.43%	9.58%
Class R4 Shares (Incep: 2/1/07)	8.59%	25.68%	14.26%	—	4.54%
Class R5 Shares (Incep: 10/3/05)	9.04%	26.22%	14.73%	—	7.80%
Russell 3000G Index (Since: 12/27/00)	17.87%	22.41%	16.43%	8.95%	4.00%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class C, I, R3, R4, and R5 shares.

28    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Core Growth Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

Certified Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

30    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    31

OTHER INFORMATION

Thornburg Core Growth Fund	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the quality of portfolio trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the ten most recent calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to two broad-based securities indices, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent

32    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2014 (Unaudited)

mutual fund analyst firms and to two broad-based securities indices, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the ten most recent calendar years considered by the Trustees in their evaluation showed that the Fund’s investment return for the most recent calendar year was higher than the return for the fund category and the two securities indices considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns for each of the two indices in seven of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in six of nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell in the fourth quartile of investment performance of the two fund categories for the one-year period ended with the second quarter of the current year, fell in the top decile of performance of the two fund categories for the three-year period, fell in the second quartile of performance of the first fund category for the five-year period and in the third quartile of performance of the second fund category for the five-year period, and fell in or near the top decile of performance of both categories for the ten-year period. Data presented to the Trustees also showed that the Fund’s annualized total return (net of expenses) since the Fund’s inception exceeded the annualized return of the Fund’s benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection considered a number of factors, including other fees and expenses charged to the Fund, the costs and profitability of the Advisor, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Fund.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses. Data considered included comparisons of the advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, and other data. Comparative fee and expense data considered by the Trustees showed that the Fund’s advisory fee level was somewhat higher than the median and average fee levels for the fund category and that the level of total expense for a representative share class was somewhat higher than the median level and slightly higher than the average level for the category. Peer group data showed that the Fund’s advisory fee level and total expense level for the share class fell above the median figures for the fund peer group and within the range of levels for the group. The Trustees did not view the differences as significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by other

Certified Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2014 (Unaudited)

funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

34    Certified Annual Report

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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36    This page is not part of the Annual Report

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report    37

38    This page is not part of the Annual Report

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report    39

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH082

Thornburg International Growth Fund

Informational Brochure and Annual Report

SEPTEMBER 30, 2014

LIPPER
FUND AWARDS 2014
UNITED STATES

Best International Multi-Cap Growth Fund
Three-year and five-year periods, Class I shares among 312 and 276 funds, respectively.

Thornburg
INVESTMENT MANAGEMENT

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2    This page is not part of the Annual Report

IMPORTANT INFORMATION

Best International Multi-Cap Growth Fund

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). In 2014, Class I shares won for the three- and five-year periods ended 11/30/2013, among 312 and 276 funds, respectively. The fund was not eligible for other time periods.

The information presented on the following pages was current as of September 30, 2014. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Impact to performance of IPOs, as disclosed in the following letter to shareholders, is calculated using the performance on the first day of the IPO, assuming that the acquired shares are held to the end of the first day.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820

Glossary

MSCI All Country (AC) World ex-U.S. Growth Index – A market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

MSCI Emerging Markets Index – A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Intrinsic Value – Intrinsic value reflects Thornburg’s estimate of a company’s value, encompassing our collective investment judgment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Multiple – A valuation multiple reflects an investment’s market value relative to some key metric. Price to earnings ratio (P/E) is a commonly used multiple. It’s calculated by dividing a stock’s price by the company’s earnings per share.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. Book value is simply assets minus liabilities.

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

This page is not part of the Annual Report    3

Portfolio Managers

Tim Cunningham, CFA    Greg Dunn

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund normally invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. However, the Fund may own a variety of securities, including domestic equity securities, partnership interests, and debt obligations. The Fund may also invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

Comprehensive International Growth Investing

A major benefit of an interconnected global economy is the ability to tap into a country’s or region’s comparative advantages. Some countries have abundant natural resources, while others excel at manufacturing or engineering. The ability to allocate capital across borders allows the entire globe to benefit from these advantages. In an effort to capture these opportunities, Thornburg Investment Management launched the Thornburg International Growth Fund in 2007.

The Fund’s process is centered on identifying attractively valued international growth companies from the bottom up. The management team will leave it to others to make broad-based calls on the direction of the market. Instead, the team employs a comprehensive, “go-everywhere” approach to growth investing. The team classifies stocks into various growth baskets: growth industry leaders, consistent growth companies, or emerging growth companies. From those baskets, the team will typically build a portfolio of well under 100 stocks, which they believe provides the best long-term prospects for investors. While stocks are analyzed on their individual merits, their role as part of a diversified portfolio is also taken into account.

Equity investing, especially disciplines focused on growing companies, can bring volatility. The Thornburg International Growth Fund team recognizes this and strives to balance the aims of generating a strong long-term record while attempting to manage downside volatility. Portfolio construction and geographic diversification provide part of the answer, but fundamental analysis can often play a more important role. While other growth funds limit volatility by diversifying across a large number of names, the team managing the Thornburg International Growth Fund believes that a more robust understanding of a smaller number of portfolio holdings is one of the most effective forms of risk management.

Average Annual Total Returns

For Periods Ended September 30, 2014

	1 YR	3 YRS	5 YRS	SINCE INCEPTION
A Shares (Incep: 2/1/07)
Without sales charge	-4.46%	13.65%	13.80%	7.38%
With sales charge	-8.77%	11.92%	12.75%	6.74%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	4.29%	11.81%	6.78%	2.20%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.41%, as disclosed in the most recent Prospectus.

4    This page is not part of the Annual Report

Key Portfolio Attributes

As of September 30, 2014

Portfolio P/E Trailing 12-months*	21.7x

Portfolio Price to Cash Flow*	15.1x

Portfolio Price to Book Value*	4.0x

Median Market Cap*	$5.8 B

5-Year Beta (A Shares vs. MSCI ACWI ex-US G)*	0.80

Number of Companies	57

*	Source: FactSet

Market Capitalization Exposure

As of September 30, 2014

Basket Structure

As of September 30, 2014

Much of the research process is focused on identifying how the overall market came to price a security. Many of the ideas are sourced through a quantitative screening process of the universe of international companies. Only those with the most appealing growth and valuation characteristics pass on to the step of having a complex financial model built. Thornburg’s growth investment team scours regulatory filings, visits company management, and interviews suppliers and customers. By doing this work, they develop their own view of the intrinsic value of the company. Only if their view is materially higher than the market do they make an investment.

Others may question how the team manages a growth portfolio, especially an international one, from Santa Fe, New Mexico. At Thornburg Investment Management, we embrace our location, away from the ancillary noise of the major money centers. We have access to Wall Street research, but prefer to come to our own conclusions about the value of an investment. The investment process allows the team to take a very broad view of what an attractively valued, international growth company looks like, and invest in those few companies that they believe provide the most attractive risk-reward trade-off. The result is a portfolio which at any given time will look quite unlike the MSCI All Country (AC) World ex-U.S. Growth Index or the competition. All of this is done with a goal of providing attractive returns over the long term.

Stocks Contributing and Detracting

For the Year Ended September 30, 2014

TOP CONTRIBUTORS	TOP DETRACTORS
Constellation Software, Inc. Valeant Pharmaceuticals International, Inc. Optimal Payments plc Baidu, Inc. Sponsored ADR Gildan Activewear, Inc.	Galaxy Entertainment Group Ltd. AVEVA Group plc boohoo.com plc F@N Communications, Inc. Foxtons Group plc

Source: FactSet

This page is not part of the Annual Report    5

Thornburg International Growth Fund

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

Thornburg International Growth Fund	September 30, 2014 (Unaudited)

October 22, 2014

Dear Fellow Shareholder,

For the fiscal year ended September 30, 2014, the Thornburg International Growth Fund returned negative 4.46% (for the Class A shares, without inclusion of the sales charge), underperforming its benchmark, the MSCI All Country World ex-U.S. Growth Index, which returned 4.29%. On September 30, 2014, the net asset value (NAV) per share of the Class A shares was $19.10.

After several very strong years for equities and several years of marked outperformance by the Thornburg International Growth Fund, we are disappointed that the Fund has struggled through a tough fiscal 2014 significantly underperforming the benchmark. Starting roughly in March 2014 we saw significant pullbacks in a number of areas in the market including higher-growth stocks, software companies, Internet and e-commerce related names, and smaller capitalization stocks. These are all areas in which the Fund has significant exposure: areas we like that drove strong performance in the past.

Going into 2014 we realized that valuation multiples had expanded, as often happens during long-duration bull markets. We trimmed and sold a number of names, but clearly in hindsight we should have been more aggressive.

Now, after what we have labeled a “growth” correction, while there could still be some potential downside, many growth stocks have returned to attractive valuation levels, not on a relative basis, but on an absolute basis. We have used this opportunity to add to a number of existing holdings and establish several new positions at what we believe are attractive valuations. Two stocks we recently purchased on meaningful pullbacks are Grifols and Edenred.

Grifols is a global company, headquartered in Spain, that produces blood plasma derivatives. This is an oligopoly business with higher barriers to entry, strong margins, and high cash flow. We have owned this stock in the past and were happy to buy it again as it pulled back due to a combination of the broader market pullback and an operating hiccup.

Edenred is a French payments company primarily focused on issuing meal vouchers that employers provide to employees as a standard perquisite in many parts of the world. The company has negative working capital, as it collects payment from employers well ahead of the time at which employees actually spend the vouchers. We have liked the company and business model for years, but just found an entry point as the stock pulled back when key foreign currencies moved against it.

Turning back to the fiscal year, the key drivers of underperformance during the period in sector terms were in consumer discretionary, financials, and industrials. In all three areas, our stocks simply underperformed. The Fund outperformed in materials and energy. We were underweight in both sectors, which performed poorly during the period and the stocks we did own performed substantially better.

On a stock-by-stock basis, the Fund’s top contributors included Constellation Software, Valeant Pharmaceuticals, Optimal Payments, Baidu, and Gildan Activewear.

Constellation Software is the combination of a large number of small, diverse software companies mainly built via acquisition. They target mission-critical software providers, but often with small addressable markets. Typically these companies are too small for larger software companies or private equity to be interested in leaving the founders with no exit strategy other than to sell to Constellation at an attractive valuation. Given the diversification, Constellation tends to deliver steady growth.

Valeant is a multi-national specialty pharmaceutical company based in Montreal, Canada. Valeant develops, manufactures and markets a broad range of pharmaceutical products primarily in the areas of eye health, dermatology, branded generics and over the counter (OTC) drugs. Rather than focus on expensive and risky new drug development, Valeant acquires undermanaged businesses and drugs and drives operational efficiencies through cost cutting and revenue optimization.

Optimal Payments is an online payments processer based in the United Kingdom. During the period Optimal has posted strong growth driven by the shift from offline retail to online e-commerce. The company also acquired Meritas, a U.S.-based payments processor, giving them a better foothold in the U.S. from which to build.

Baidu is China’s largest search engine (much like Google in the United States). It has dominant share in traditional desktop computer search and has been building a stronger position in mobile (smartphones and tablets). As search continues to move from traditional PCs to mobile (tablets and smartphones), Baidu has found its sales accelerating from very fast mobile growth combined with increasing monetization of mobile uses (mobile rates are still well below desktop). We continue to think Baidu will see leading market share and better monetization of mobile uses.

Certified Annual Report 7

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg International Growth Fund	September 30, 2014 (Unaudited)

Gildan manufacturers and markets activewear including basics and branded sportswear. Gildan’s outperformance has been driven by the company’s continued move into branded apparel as well as strength in their core business.

Top detractors from performance during the period included Galaxy Entertainment, AVEVA Group, boohoo.com, F@N Communications, and Foxtons Group.

Galaxy performed poorly during the quarter as the company’s casinos saw a noticeable slowdown in gaming revenues. The slowdown was likely driven by China’s lackluster economy and the continued crackdown on corruption which has reduced conspicuous consumption. We continue to believe in the long-term growth potential of gaming in Asia and particularly like Macau where the government has limited supply to six companies.

AVEVA provides engineering software for large, complex projects like oil rigs, ships, and refineries. AVEVA pre-announced weaker than expected results. This was particularly unexpected as AVEVA was in the process of rolling out a new, upgraded product. We sold the stock during the quarter.

boohoo is a U.K.-based online apparel retailer focused on fashion-forward 16-24 year olds, offering exclusive yet affordable apparel. boohoo sells clothing that is entirely its own label and its supply chain expertise allows it to have very short lead times, in some cases just six weeks from design to product. The company had its initial public offering in March and has underperformed as e-commerce names have come under pressure.

F@N Communications operates one of the largest affiliate advertising networks in Japan. During the period the company saw a deceleration of growth, and we sold the position.

Foxtons Group is a real estate broker based in the U.K., with a specific focus on London. The company does both home/apartment sales and rental. The stock has been weak with concerns about the U.K. housing market.

While we would certainly like to beat our benchmark every year and even every quarter, we strive to maintain outperformance over the long run. For us, successful investing is a marathon, not a sprint. The Fund was awarded two Lipper Fund Awards during the period for best risk-adjusted three- and five-year returns in the International Multicap Growth category, bringing the total number of Lipper Awards the Fund has won to four.

Thank you for investing alongside us in the Thornburg International Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

8    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	September 30, 2014

Top Ten Equity Holdings

As of 9/30/14

MasterCard, Inc.	3.5%
Constellation Software, Inc.	3.0%
Wirecard AG	2.8%
Perrigo Co. plc	2.8%
Catamaran Corp.	2.7%
Optimal Payments plc	2.5%
Sands China Ltd.	2.5%
Valeant Pharmaceuticals International, Inc.	2.5%
Partners Group Holding AG	2.5%
Galaxy Entertainment Group Ltd.	2.4%

Summary of Industry Group Exposure

As of 9/30/14

Software & Services	20.3%
Diversified Financials	13.3%
Pharmaceuticals, Biotechnology & Life Sciences	11.3%
Consumer Services	7.0%
Technology Hardware & Equipment	6.1%
Retailing	5.8%
Commercial & Professional Services	4.7%
Health Care Equipment & Services	4.3%
Consumer Durables & Apparel	3.4%
Media	3.2%
Food & Staples Retailing	2.8%
Semiconductors & Semiconductor Equipment	1.8%
Automobiles & Components	1.7%
Food, Beverage & Tobacco	1.6%
Telecommunication Services	1.5%
Real Estate	1.5%
Materials	1.2%
Energy	1.2%
Capital Goods	1.1%
Insurance	1.0%
Transportation	0.3%
Other Assets & Liabilities	4.9%

Summary of Country Exposure*

As of 9/30/14 (percent of equity holdings)

United Kingdom	25.0%
United States	12.7%
Canada	12.1%
China	7.2%
Sweden	5.5%
Australia	3.9%
Germany	3.6%
Ireland	3.4%
Denmark	3.0%
Hong Kong	2.6%
Switzerland	2.6%
Japan	2.2%
Russia	2.2%
Spain	2.1%
Taiwan	1.8%
India	1.7%
Mexico	1.7%
South Korea	1.6%
Israel	1.4%
Brazil	1.3%
Costa Rica	1.2%
France	1.2%

*	The country exposure of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 95.02%
AUTOMOBILES & COMPONENTS — 1.74%
Auto Components — 1.74%
Delphi Automotive plc	556,300	$34,123,442

		34,123,442

CAPITAL GOODS — 1.08%
Machinery — 1.08%
[a] Arcam AB	903,016	21,211,365

		21,211,365

COMMERCIAL & PROFESSIONAL SERVICES — 4.69%
Commercial Services & Supplies — 1.44%
Mineral Resources Ltd.	3,698,518	28,172,672
Professional Services — 3.25%
Intertek Group plc	942,802	40,059,983
Stantec, Inc.	361,100	23,627,312

		91,859,967

CONSUMER DURABLES & APPAREL — 3.41%
Textiles, Apparel & Luxury Goods — 3.41%
Eclat Textile Co. Ltd.	3,652,081	33,195,825
Gildan Activewear, Inc.	614,793	33,641,473

		66,837,298

CONSUMER SERVICES — 6.97%
Hotels, Restaurants & Leisure — 6.97%
Domino’s Pizza Group plc	4,267,199	39,292,936
Galaxy Entertainment Group Ltd.	8,260,420	47,978,382
Sands China Ltd.	9,449,575	49,287,210

		136,558,528

DIVERSIFIED FINANCIALS — 13.34%
Capital Markets — 7.97%
Hargreaves Lansdown plc	2,246,286	34,412,807
Nomura Holdings, Inc.	6,745,814	40,213,478
Partners Group Holding AG	185,259	48,803,434
Schroders plc	847,804	32,862,325
Consumer Finance — 1.84%
[a] First Cash Financial Services, Inc.	642,586	35,971,964
Diversified Financial Services — 3.53%
IG Group Holdings plc	2,650,808	25,547,793
Investment AB Kinnevik	558,719	20,185,427
OzForex Group Ltd.	11,485,509	23,430,805

		261,428,033

ENERGY — 1.22%
Oil, Gas & Consumable Fuels — 1.22%
CNOOC Ltd.	13,990,468	23,963,531

		23,963,531

FOOD & STAPLES RETAILING — 2.80%
Food & Staples Retailing — 2.80%
PriceSmart, Inc.	269,010	23,038,016
Wal-Mart de Mexico SAB de C.V.	12,636,321	31,801,322

		54,839,338

FOOD, BEVERAGE & TOBACCO — 1.62%
Tobacco — 1.62%
ITC Ltd.	5,270,841	31,662,597

		31,662,597

HEALTH CARE EQUIPMENT & SERVICES — 4.29%
Health Care Equipment & Supplies — 1.56%
GN Store Nord A/S	1,389,529	30,650,248

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2014

	SHARES/
	PRINCIPAL AMOUNT	VALUE
Health Care Providers & Services — 2.73%
[a] Catamaran Corp.	1,266,957	$53,402,238

		84,052,486

INSURANCE — 0.99%
Insurance — 0.99%
St. James’s Place plc	1,643,064	19,444,671

		19,444,671

MATERIALS — 1.24%
Chemicals — 1.24%
Christian Hansen Holding AS	627,031	24,236,269

		24,236,269

MEDIA — 3.17%
Media — 3.17%
REA Group Ltd.	564,140	21,377,415
Rightmove plc	1,167,989	40,747,809

		62,125,224

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 11.28%
Biotechnology — 3.18%
Abcam plc	3,522,310	22,969,253
Grifols, S.A.	960,699	39,363,063
Life Sciences Tools & Services — 1.18%
Eurofins Scientific	89,347	23,134,203
Pharmaceuticals — 6.92%
GlaxoSmithKline plc	1,352,005	30,970,178
Perrigo Co. plc	371,756	55,834,034
[a] Valeant Pharmaceuticals International, Inc.	372,438	48,863,866

		221,134,597

REAL ESTATE — 1.47%
Real Estate Management & Development — 1.47%
Foxtons Group plc	8,236,150	28,706,877

		28,706,877

RETAILING — 5.76%
Internet & Catalog Retail — 4.34%
[a] boohoo.com plc	40,700,601	31,506,303
[a] Priceline Group, Inc.	35,905	41,598,815
[a,b] Zalando SE	439,392	11,931,947
Multiline Retail — 1.42%
Dollarama, Inc.	328,580	27,871,869

		112,908,934

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.76%
Semiconductors & Semiconductor Equipment — 1.76%
ARM Holdings plc	2,354,218	34,577,861

		34,577,861

SOFTWARE & SERVICES — 20.33%
Information Technology Services — 9.91%
MasterCard, Inc.	937,548	69,303,548
[a] Optimal Payments plc	5,988,733	49,853,844
QIWI plc ADR	607,653	19,195,758
Wirecard AG	1,511,415	55,847,603
Internet Software & Services — 5.22%
[a] Alibaba Group Holding Ltd. ADR	357,980	31,806,523
[a] Baidu, Inc. ADR	136,686	29,828,986
MercadoLibre, Inc.	182,985	19,881,320
[a] Yandex NV	749,194	20,823,847
Software — 5.20%
Constellation Software, Inc.	231,850	58,273,545
[a] Fleetmatics Group plc	268,540	8,190,470

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2014

	SHARES/
	PRINCIPAL AMOUNT	VALUE
Solera Holdings, Inc.	627,509	$35,366,407

		398,371,851

TECHNOLOGY HARDWARE & EQUIPMENT — 6.08%
Electronic Equipment, Instruments & Components — 3.23%
[a] Avigilon Corp.	1,951,802	32,537,295
Hexagon AB	973,010	30,878,504
Technology, Hardware, Storage & Periphals — 2.85%
Samsung Electronics Co. Ltd.	27,166	30,480,497
[a] Stratasys Ltd.	209,841	25,344,596

		119,240,892

TELECOMMUNICATION SERVICES — 1.53%
Diversified Telecommunication Services — 1.53%
[a] Com Hem Holdings AB	4,128,080	30,062,445

		30,062,445

TRANSPORTATION — 0.25%
Road & Rail — 0.25%
Localiza Rent a Car S.A.	342,693	4,968,715

		4,968,715

TOTAL COMMON STOCK (Cost $1,778,250,843)		1,862,314,921

SHORT TERM INVESTMENTS — 5.56%
Airgas, Inc., 0.20%, 10/1/2014	$14,400,000	14,400,000
Ameren Illinois Co., 0.20%, 10/1/2014	29,000,000	29,000,000
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 9/30/2014 due 10/1/2014, repurchase price $29,000,185 collateralized by 26 corporate debt securities, having an average coupon of 4.37%, a minimum credit rating of BBB-, maturity dates from 3/1/2016 to 9/15/2043, and having an aggregate market value of $31,036,579 at 9/30/2014	29,000,000	29,000,000
CenterPoint Energy, Inc., 0.20%, 10/1/2014	29,000,000	29,000,000
Kansas City Power & Light, 0.22%, 10/1/2014	7,600,000	7,600,000

TOTAL SHORT TERM INVESTMENTS (Cost $109,000,000)		109,000,000

TOTAL INVESTMENTS — 100.58% (Cost $1,887,250,843)		$1,971,314,921
LIABILITIES NET OF OTHER ASSETS — (0.58)%		(11,359,058)

NET ASSETS — 100.00%		$1,959,955,863

Footnote Legend

a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
ARM	Adjustable Rate Mortgage

See notes to financial statements.

12    Certified Annual Report

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Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	September 30, 2014

ASSETS
Investments at value (cost $1,887,250,843) (Note 2)	$1,971,314,921
Cash	165,454
Cash denominated in foreign currency (cost $9,451)	9,318
Receivable for investments sold	14,686,322
Receivable for fund shares sold	4,999,204
Unrealized appreciation on forward currency contracts (Note 7)	11,875,079
Dividends receivable	2,566,133
Dividend and interest reclaim receivable	539,597
Interest receivable	185
Prepaid expenses and other assets	114,346

Total Assets	2,006,270,559

LIABILITIES
Payable for investments purchased	35,945,975
Payable for fund shares redeemed	6,983,065
Unrealized depreciation on forward currency contracts (Note 7)	700,376
Payable to investment advisor and other affiliates (Note 3)	1,736,978
Deferred taxes payable	389,723
Accounts payable and accrued expenses	557,272
Dividends payable	1,307

Total Liabilities	46,314,696

NET ASSETS	$1,959,955,863

NET ASSETS CONSIST OF
Undistributed net investment income	$332,302
Net unrealized appreciation on investments and foreign currency translations	94,748,757
Accumulated net realized gain (loss)	33,355,558
Net capital paid in on shares of beneficial interest	1,831,519,246

$1,959,955,863

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Growth Fund	September 30, 2014

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($508,044,186 applicable to 26,600,438 shares of beneficial interest outstanding - Note 4)	$19.10
Maximum sales charge, 4.50% of offering price	0.90

Maximum offering price per share	$20.00

Class C Shares:
Net asset value and offering price per share* ($146,398,952 applicable to 7,933,268 shares of beneficial interest outstanding - Note 4)	$18.45

Class I Shares:
Net asset value, offering and redemption price per share ($1,171,031,936 applicable to 60,033,475 shares of beneficial interest outstanding - Note 4)	$19.51

Class R3 Shares:
Net asset value, offering and redemption price per share ($22,739,042 applicable to 1,197,114 shares of beneficial interest outstanding - Note 4)	$18.99

Class R4 Shares:
Net asset value, offering and redemption price per share ($38,575,110 applicable to 2,030,376 shares of beneficial interest outstanding - Note 4)	$19.00

Class R5 Shares:
Net asset value, offering and redemption price per share ($69,217,045 applicable to 3,539,946 shares of beneficial interest outstanding - Note 4)	$19.55

Class R6 Shares:
Net asset value, offering and redemption price per share ($3,949,592 applicable to 201,573 shares of beneficial interest outstanding - Note 4)	$19.59

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Year Ended September 30, 2014

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $1,665,782)	$29,643,329
Interest income	298,512

Total Income	29,941,841

EXPENSES
Investment advisory fees (Note 3)	16,545,284
Administration fees (Note 3)
Class A Shares	895,921
Class C Shares	193,892
Class I Shares	538,725
Class R3 Shares	24,791
Class R4 Shares	48,959
Class R5 Shares	36,864
Distribution and service fees (Note 3)
Class A Shares	1,723,293
Class C Shares	1,552,196
Class R3 Shares	99,298
Class R4 Shares	97,346
Transfer agent fees
Class A Shares	804,306
Class C Shares	169,906
Class I Shares	714,971
Class R3 Shares	57,632
Class R4 Shares	143,454
Class R5 Shares	184,068
Class R6 Shares	1,555
Registration and filing fees
Class A Shares	52,923
Class C Shares	3,650
Class I Shares	101,903
Class R3 Shares	18,494
Class R4 Shares	17,695
Class R5 Shares	21,446
Class R6 Shares	16,913
Custodian fees (Note 3)	587,969
Professional fees	68,699
Accounting fees	77,515
Trustee fees	67,525
Other expenses	385,873

Total Expenses	25,253,066
Less:
Expenses reimbursed by investment advisor (Note 3)	(324,120)
Fees paid indirectly (Note 3)	(889)

Net Expenses	24,928,057

Net Investment Income	$5,013,784

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Growth Fund	Year Ended September 30, 2014

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments (net of realized capital gain taxes paid of $297,724)	$77,904,622
Forward currency contracts (Note 7)	(11,752,447)
Foreign currency transactions	(55,188)

66,096,987

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $39,448)	(211,240,677)
Foreign currency translations	(116,844)
Forward currency contracts (Note 7)	16,712,912

(194,644,609)

Net Realized and Unrealized Loss	(128,547,622)

Net Decrease in Net Assets Resulting from Operations	$(123,533,838)

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF CHANGES IN NET ASSETS

Thornburg International Growth Fund

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30, 2014	SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$5,013,784	$774,113
Net realized gain (loss) on investments, forward currency contracts, foreign currency transactions, and capital gains tax	66,096,987	39,755,422
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	(194,644,609)	221,261,446

Net Increase (Decrease) in Net Assets Resulting from Operations	(123,533,838)	261,790,981

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class I Shares	(4,077,687)	—
Class R5 Shares	(236,274)	—
Class R6 Shares	(16,448)	—
From realized gains
Class A Shares	(17,999,580)	—
Class C Shares	(3,700,916)	—
Class I Shares	(22,590,256)	—
Class R3 Shares	(398,754)	—
Class R4 Shares	(774,775)	—
Class R5 Shares	(1,254,132)	—
Class R6 Shares	(76,351)	—

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(23,243,109)	219,316,525
Class C Shares	43,629,520	39,396,378
Class I Shares	533,515,434	420,392,597
Class R3 Shares	10,404,825	5,686,471
Class R4 Shares	15,436,358	11,731,139
Class R5 Shares	32,771,453	15,049,318
Class R6 Shares	1,732,060	2,399,571

Net Increase in Net Assets	439,587,530	975,762,980

NET ASSETS
Beginning of Year	1,520,368,333	544,605,353

End of Year	$1,959,955,863	$1,520,368,333

Undistributed net investment income	$332,302	$1,840

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. For example, on days when market volatility

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2014

thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2014

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$1,862,314,921	$1,850,382,974	$11,931,947	$—
Short Term Investments	109,000,000	—	109,000,000	—

Total Investments in Securities	$1,971,314,921	$1,850,382,974	$120,931,947	$—
Other Financial Instruments**
Forward Currency Contracts	$11,875,079	$—	$11,875,079	$—
Spot Currency	$3,347	$3,347	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(700,376)	$—	$(700,376)	$—
Spot Currency	$(31,807)	$(31,807)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2014, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2014

and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash by entering into repurchase agreements under which the Fund delivers cash to a counterparty, the counterparty delivers securities as collateral, and the Fund is obligated to resell that collateral to the counterparty at an agreed upon price at the maturity date of the repurchase agreement. Securities pledged as collateral under repurchase agreements are held in custody with a third party custodian until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the counterparty’s obligations. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2014, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust has also entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $113,154 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $46,333 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2014

rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class I, Class R3, Class R4, Class R5, and Class R6 expenses do not exceed 0.99%, 1.50%, 1.40%, 0.99%, and 0.89%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2014, the Advisor contractually waived or reimbursed certain class specific expenses, administrative fees, and distribution fees of $71,655 for Class R3 shares, $95,424 for Class R4 shares, $140,056 for Class R5 shares, and $16,985 for Class R6 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2014, fees paid indirectly were $889.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED		YEAR ENDED
	SEPTEMBER 30, 2014		SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	19,478,383	$406,362,238	18,072,733	$325,534,070
Shares issued to shareholders in reinvestment of dividends	810,018	16,767,379	—	—
Shares repurchased	(21,931,930)	(446,372,726)	(6,034,639)	(106,217,545)

Net increase (decrease)	(1,643,529)	$(23,243,109)	12,038,094	$219,316,525

Class C Shares
Shares sold	3,773,764	$76,464,884	2,888,564	$50,987,977
Shares issued to shareholders in reinvestment of dividends	158,203	3,184,629	—	—
Shares repurchased	(1,817,777)	(36,019,993)	(663,227)	(11,591,599)

Net increase (decrease)	2,114,190	$43,629,520	2,225,337	$39,396,378

Class I Shares
Shares sold	44,346,455	$939,821,434	27,208,099	$501,442,073
Shares issued to shareholders in reinvestment of dividends	1,114,267	23,322,178	—	—
Shares repurchased	(20,611,781)	(429,628,178)	(4,429,838)	(81,049,476)

Net increase (decrease)	24,848,941	$533,515,434	22,778,261	$420,392,597

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2014

	YEAR ENDED		YEAR ENDED
	SEPTEMBER 30, 2014		SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class R3 Shares
Shares sold	869,661	$17,646,641	467,014	$8,214,767
Shares issued to shareholders in reinvestment of dividends	15,665	323,012	—	—
Shares repurchased	(371,512)	(7,564,828)	(146,581)	(2,528,296)

Net increase (decrease)	513,814	$10,404,825	320,433	$5,686,471

Class R4 Shares
Shares sold	1,507,249	$31,205,477	1,044,260	$17,883,776
Shares issued to shareholders in reinvestment of dividends	27,047	557,168	—	—
Shares repurchased	(797,079)	(16,326,287)	(344,989)	(6,152,637)

Net increase (decrease)	737,217	$15,436,358	699,271	$11,731,139

Class R5 Shares
Shares sold	2,818,225	$60,515,504	1,964,624	$34,202,940
Shares issued to shareholders in reinvestment of dividends	70,939	1,488,221	—	—
Shares repurchased	(1,405,797)	(29,232,272)	(1,105,700)	(19,153,622)

Net increase (decrease)	1,483,367	$32,771,453	858,924	$15,049,318

Class R6 Shares
Shares sold	138,776	$2,965,917	121,272	$2,399,571
Shares issued to shareholders in reinvestment of dividends	4,421	92,799	—	—
Shares repurchased	(62,896)	(1,326,656)	—	—

Net increase (decrease)	80,301	$1,732,060	121,272	$2,399,571

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $2,672,107,776 and $2,042,731,756, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,893,843,669

Gross unrealized appreciation on a tax basis	$203,710,334
Gross unrealized depreciation on a tax basis	(126,239,082)

Net unrealized appreciation (depreciation) on investments (tax basis)	$77,471,252

At September 30, 2014, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2013 of $39,761,517. For tax purposes, such losses will be reflected in the year ending September 30, 2015.

In order to account for permanent book/tax differences, the Fund increased accumulated net realized gains by $352,913 and decreased undistributed net investment income by $352,913. This reclassification has no impact on the net asset value of the Fund. This reclassification results from foreign currency gain (loss) and foreign capital gain tax adjustments.

At September 30, 2014, the Fund had $298,118 of undistributed tax basis ordinary investment income and $90,884,467 of undistributed tax basis capital gains.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2014

The tax character of distributions paid during the years ended September 30, 2014, and September 30, 2013, was as follows:

	2014	2013
Distributions from:
Ordinary income	$22,440,924	$—
Capital gains	28,684,249	—

Total	$51,125,173	$—

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2014, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2014 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the year ended September 30, 2014 was $277,496,537. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2014:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT SEPTEMBER 30, 2014
CONTRACT		CONTRACT	CONTRACT	VALUE	UNREALIZED	UNREALIZED
DESCRIPTION	BUY/SELL	AMOUNT	VALUE DATE	USD	APPRECIATION	DEPRECIATION
Euro	Sell	46,456,900	03/12/2015	58,750,263	$1,394,233	$—
Great Britain Pound	Sell	69,914,600	01/21/2015	113,224,922	6,057,776	—
Japanese Yen	Sell	5,989,724,300	11/20/2014	54,631,464	4,423,070	—
Japanese Yen	Buy	1,030,282,100	11/20/2014	9,397,064	—	(700,376)

Total					$11,875,079	$(700,376)

The foregoing forward currency contracts were entered into pursuant to an International Swaps and Derivatives Association (ISDA) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At September 30, 2014, those recognized amounts are disclosed in the following table:

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2014

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2014
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$11,875,079

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(700,376)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2014 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2014 is $11,174,703, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain(loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2014 are disclosed in the following tables:

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS
RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$(11,752,447)	$(11,752,447)

AMOUNT OF NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS
RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$16,712,913	$16,712,913

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Certified Annual Report    27

FINANCIAL HIGHLIGHTS

Thornburg International Growth Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)+								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVEST- MENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVEST- MENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2014(b)	$20.54	0.02	(0.89)	(0.87)	—	(0.57)	(0.57)	$19.10	0.07	1.33		1.33		1.33		(4.46)	106.18	$508,044
2013(b)	$15.78	(0.01)	4.77	4.76	—	—	—	$20.54	(0.06)	1.41		1.41		1.42		30.16	89.17	$580,194
2012(b)	$13.37	(0.06)	2.47	2.41	— (c)	—	—	$15.78	(0.41)	1.51		1.51		1.52		18.03	95.17	$255,725
2011(b)	$12.25	0.03	1.13	1.16	(0.04)	—	(0.04)	$13.37	0.19	1.51		1.50		1.54		9.43	142.59	$104,918
2010(b)	$10.36	— (d)	1.94	1.94	(0.05)	—	(0.05)	$12.25	(0.02)	1.61		1.60		1.70		18.82	128.86	$36,527
CLASS C SHARES
2014	$20.01	(0.13)	(0.86)	(0.99)	—	(0.57)	(0.57)	$18.45	(0.65)	2.09		2.09		2.09		(5.19)	106.18	$146,399
2013	$15.49	(0.14)	4.66	4.52	—	—	—	$20.01	(0.81)	2.15		2.15		2.17		29.18	89.17	$116,453
2012	$13.23	(0.17)	2.43	2.26	—	—	—	$15.49	(1.19)	2.27		2.27		2.28		17.08	95.17	$55,656
2011	$12.18	(0.11)	1.16	1.05	—	—	—	$13.23	(0.77)	2.30		2.30		2.34		8.62	142.59	$35,706
2010	$10.33	(0.09)	1.94	1.85	—	—	—	$12.18	(0.81)	2.38		2.38		2.51		17.91	128.86	$24,829
CLASS I SHARES
2014	$20.96	0.10	(0.91)	(0.81)	(0.07)	(0.57)	(0.64)	$19.51	0.47	0.98		0.98		0.98		(4.09)	106.18	$1,171,032
2013	$16.04	0.07	4.85	4.92	—	—	—	$20.96	0.38	0.99		0.99		1.04		30.67	89.17	$737,536
2012	$13.55	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.04	0.10	0.99		0.99		1.14		18.60	95.17	$198,938
2011	$12.38	0.10	1.14	1.24	(0.07)	—	(0.07)	$13.55	0.66	0.99		0.98		1.16		10.03	142.59	$75,538
2010	$10.44	0.07	1.96	2.03	(0.09)	—	(0.09)	$12.38	0.58	0.99		0.99		1.25		19.60	128.86	$39,169
CLASS R3 SHARES
2014	$20.46	— (d)	(0.90)	(0.90)	—	(0.57)	(0.57)	$18.99	— (e)	1.50		1.50		1.86		(4.63)	106.18	$22,739
2013	$15.73	(0.03)	4.76	4.73	—	—	—	$20.46	(0.15)	1.50		1.50		2.01		30.07	89.17	$13,982
2012	$13.34	(0.06)	2.45	2.39	— (c)	—	—	$15.73	(0.40)	1.50		1.50		2.49		17.94	95.17	$5,709
2011	$12.22	0.01	1.15	1.16	(0.04)	—	(0.04)	$13.34	0.06	1.50		1.49		3.27		9.46	142.59	$1,925
2010	$10.33	0.01	1.94	1.95	(0.06)	—	(0.06)	$12.22	0.07	1.50		1.50		4.34		18.98	128.86	$1,094
CLASS R4 SHARES
2014	$20.45	0.01	(0.89)	(0.88)	—	(0.57)	(0.57)	$19.00	0.04	1.39		1.39		1.63		(4.53)	106.18	$38,575
2013	$15.70	(0.01)	4.76	4.75	—	—	—	$20.45	(0.04)	1.38		1.38		1.68		30.25	89.17	$26,441
2012	$13.31	(0.04)	2.46	2.42	(0.03)	—	(0.03)	$15.70	(0.29)	1.40		1.40		2.23		18.17	95.17	$9,326
2011	$12.18	0.07	1.10	1.17	(0.04)	—	(0.04)	$13.31	0.46	1.40		1.40		32.23	(f)	9.62	142.59	$146
2010	$10.29	0.02	1.94	1.96	(0.07)	—	(0.07)	$12.18	0.15	1.42		1.40		738.92	(f)	19.11	128.86	$3
CLASS R5 SHARES
2014	$21.01	0.10	(0.93)	(0.83)	(0.06)	(0.57)	(0.63)	$19.55	0.46	0.99		0.99		1.18		(4.15)	106.18	$69,217
2013	$16.07	0.07	4.87	4.94	—	—	—	$21.01	0.35	0.99		0.99		1.22		30.74	89.17	$43,209
2012	$13.58	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.07	0.13	0.99		0.99		1.29		18.56	95.17	$19,251
2011	$12.40	0.08	1.17	1.25	(0.07)	—	(0.07)	$13.58	0.55	0.99		0.99		10.60	(f)	10.09	142.59	$393
2010	$10.46	(0.09)	2.12	2.03	(0.09)	—	(0.09)	$12.40	(0.83)	0.99		0.99		17.58	(f)	19.56	128.86	$171
CLASS R6 SHARES
2014	$21.05	0.12	(0.93)	(0.81)	(0.08)	(0.57)	(0.65)	$19.59	0.58	0.89		0.89		1.34		(4.05)	106.18	$3,950
2013(g)	$17.54	0.46	3.05	3.51	—	—	—	$21.05	2.21 (h)	0.89	(h)	0.89	(h)	11.83	(f)(h)	20.01	89.17	$2,553

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Dividends from net investment income per share were less than $(0.01).
(d)	Net Investment Income (Loss) was less than $0.01 per share.
(e)	Net Investment Income Percentage was less than 0.01%
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Effective date of this class of shares was February 1, 2013.
(h)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Growth Fund

To the Trustees and Shareholders of

Thornburg International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

30    Certified Annual Report

EXPENSE EXAMPLE

Thornburg International Growth Fund	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 4/1/14	ENDING ACCOUNT VALUE 9/30/14	EXPENSES PAID DURING PERIOD† 4/1/14–9/30/14
CLASS A SHARES
Actual	$1,000.00	$929.90	$6.67
Hypothetical*	$1,000.00	$1,018.15	$6.98
CLASS C SHARES
Actual	$1,000.00	$926.70	$10.23
Hypothetical*	$1,000.00	$1,014.44	$10.70
CLASS I SHARES
Actual	$1,000.00	$932.20	$4.90
Hypothetical*	$1,000.00	$1,020.00	$5.12
CLASS R3 SHARES
Actual	$1,000.00	$929.50	$7.26
Hypothetical*	$1,000.00	$1,017.55	$7.59
CLASS R4 SHARES
Actual	$1,000.00	$930.00	$6.77
Hypothetical*	$1,000.00	$1,018.05	$7.08
CLASS R5 SHARES
Actual	$1,000.00	$931.70	$4.79
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS R6 SHARES
Actual	$1,000.00	$932.30	$4.31
Hypothetical*	$1,000.00	$1,020.61	$4.51

†	Expenses are equal to the annualized expense ratio for each class (A: 1.38%; C: 2.12%; I: 1.01%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.89%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON

Thornburg International Growth Fund	September 30, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Class A Shares (Incep: 2/1/07)	-8.77%	11.92%	12.75%	6.74%
Class C Shares (Incep: 2/1/07)	-6.12%	12.77%	12.93%	6.65%
Class I Shares (Incep: 2/1/07)	-4.09%	14.12%	14.36%	7.97%
Class R3 Shares (Incep: 2/1/08)	-4.63%	13.52%	13.76%	5.69%
Class R4 Shares (Incep: 2/1/08)	-4.53%	13.69%	13.92%	5.80%
Class R5 Shares (Incep: 2/1/08)	-4.15%	14.10%	14.35%	6.22%
Class R6 Shares (Incep: 2/1/13)	-4.05%	—	—	8.87%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, R5, and R6 shares.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg International Growth Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8) Assistant	vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg International Growth Fund	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2014, dividends paid by the Thornburg International Growth Fund of $28,684,249 are being reported as long term capital gain dividends and $22,440,924 are taxable ordinary investment income dividends for federal income tax purposes.

For the tax year ended September 30, 2014, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 4.78% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2014 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2014, foreign source income and foreign taxes paid is $30,114,788 and $1,963,506, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2014. Complete information will be reported in conjunction with your 2014 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

36    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2014 (Unaudited)

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the quality of portfolio trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the six calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the six calendar years since the Fund’s inception showed that the Fund’s investment return for the most recent calendar year exceeded the returns for the fund category and the securities index, that the Fund’s returns for the preceding five calendar years exceeded the returns for the index in four of five years, and that the Fund’s returns exceeded the average returns of the fund category in three of five years. Noted quantitative data showed that the Fund’s annualized investment returns fell in the fourth quartile of performance of the first fund category for the one-year period ended with the second quarter of the current year, and that the Fund’s returns fell in the first quartile of performance for the three-year period and in the first decile for the five-year period. The data similarly showed that the Fund’s annualized investment returns fell in the fourth quartile of performance of the second fund category for the one-year period ended with the second quarter, and fell within the top decile of performance of the category for the three-year and five-year periods. Data presented to the Trustees showed that the Fund’s annualized total return (net of expenses) over the period since the Fund’s inception exceeded the annualized return for the Fund’s benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection considered a number of factors, including other fees and expenses charged to the Fund, the costs and profitability of the Advisor, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Fund.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses. Data considered included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, and related data. Data showed that the Fund’s advisory fee level was slightly lower than the median and slightly higher than the average fee levels for the fund category, and that the level of total expense for a representative share class of the Fund was comparable to the median expense level for the category and slightly lower than the average expense level for the category. Peer group data showed that the Fund’s advisory fee level was slightly lower than the median of the fund peer group and the total expense level for a representative share class of the Fund was slightly lower than the median for the peer group, and these levels for the Fund fell within the range of levels for the peer group.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2014 (Unaudited)

the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain adequate service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

38    Certified Annual Report

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg. com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1539

Thornburg Investment Income Builder Fund

Informational Brochure and Annual Report

SEPTEMBER 30, 2014

Thornburg

INVESTMENT MANAGEMENT

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IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2014. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Glossary

Barclays U.S. Aggregate Bond Index – An index composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate, and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

Blended Index – The Blended Index is composed of 25% Barclays U.S. Aggregate Bond Index and 75% MSCI World Index. The Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

FlNRA-Bloomberg Active Investment Grade U.S. Corporate Bond Index – This index is comprised of the “active” (most frequently traded) fixed-coupon, investment-grade bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.

FlNRA-Bloomberg Active High Yield U.S. Corporate Bond Index – This index is comprised of the “active” (most frequently traded) fixed-coupon, high-yield bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI Country Indices – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country in U.S. dollars.

MSCI EM (Emerging Markets) Latin America Index – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America. The index consists of the following 5 emerging market country indices: Brazil, Chile, Colombia, Mexico, and Peru.

MSCI Europe ex-U.K. – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI Nordic Countries – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Nordic region. The index consists of the following four developed market country indices: Denmark, Finland, Norway, and Sweden.

Russell 1000 Index – An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 2000 Index – An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Stock Index – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Coupon – The interest rate stated on a bond when it’s issued. The coupon is typically paid semi-annually.

Dividend Payout Ratio – The percentage of earnings paid to shareholders in dividends calculated as yearly dividend per share over earnings per share.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Intrinsic Value – A term that reflects Thornburg’s estimate of a company’s value, encompassing our collective investment judgment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from treasury securities is exempt from state and local, but not federal income taxes.

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The Dividend Landscape

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the recent downturn, earnings-per-share on average declined, causing the payout ratio to climb, even as dividends paid by the S&P 500 portfolio declined by more than 10% in 2010. Earnings have since materially improved, bringing the payout ratio back in line with the overall recent trend.

S&P 500 Index Payout Ratio

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, an upward trend appears to be emerging since 2008.

Percentage of Companies Paying Dividends in Russell 1000 Index

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $10,000 Investment (Dividends not Reinvested)

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The Top 100 Dividend Yields

	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Financials	51%	69%
Utilities	19%	1%
Consumer Discretionary	9%	7%
Energy	7%	6%
Telecommunication Services	5%	1%
Consumer Staples	4%	3%
Materials	3%	1%
Industrials	2%	7%
Health Care	0%	3%
Information Technology	0%	2%

Source: FactSet as of September 30, 2014.

Past performance does not guarantee future results.

Average Dividend Yields (MSCI Indices) of Markets Around the Globe

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!

In the (large cap) Russell 1000 Index, 70% of the top 100 dividend payers are in the financials and utilities sectors. In the (small cap) Russell 2000 Index, 69% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Dividends are not guaranteed.

This page is not part of the Annual Report    5

Portfolio Managers

Jason Brady, CFA     Brian McMahon     Ben Kirby, CFA

Objectives and Strategies

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

A Global Search for Growing Income & Price Appreciation

The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary objective is long-term capital appreciation. These objectives remain constant over time. However, the specific investments we have used to try to reach our objectives have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the top ten industry tables on the opposite page, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

Key Portfolio Attributes

As of September 30, 2014

Equity Statistics
Portfolio P/E (12-mo. trailing)	13.9x
Median Market Cap	$16.0 B
Equity & Pref. Equity Holdings	126

Fixed Income Statistics
Weighted Avg. Coupon	7.66%
Average Maturity	10.98 yrs
Effective Duration	3.49 yrs
Bond Holdings	116

Portfolio Composition

As of September 30, 2014

6    This page is not part of the Annual Report

Quarterly Dividend History, Class A

YEAR	Q1		Q2		Q3		Q4		TOTAL
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2008	17.9	¢	21.8	¢	26.0	¢	36.8	¢	102.5	¢
2009	18.0	¢	24.2	¢	28.0	¢	34.5	¢	104.7	¢
2010	19.8	¢	25.0	¢	32.0	¢	36.0	¢	112.8	¢
2011	21.0	¢	26.0	¢	32.0	¢	37.5	¢	116.5	¢
2012	21.5	¢	26.0	¢	28.5	¢	36.0	¢	112.0	¢
2013	21.5	¢	25.3	¢	25.0	¢	24.5	¢	96.3	¢
2014	22.5	¢	24.0	¢	27.0	¢

30-day SEC Yield as of 9/30/14 (A Shares): 3.16%

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

Average Annual Total Returns

For Periods Ended September 30, 2014

A Shares (Incep: 12/24/02)	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Without sales charge	11.19%	13.30%	10.36%	9.51%	11.08%
With sales charge	6.18%	11.58%	9.34%	9.01%	10.65%
Blended Index (Since 12/24/02)	10.16%	14.01%	9.37%	6.76%	7.99%
S&P 500 Index (Since 12/24/02)	19.73%	22.99%	15.70%	8.11%	9.18%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.39%, as disclosed in the most recent Prospectus.

Top Ten Industry Groups

As of 9/30/14

Telecommunication Services	19.5%
Energy	10.4%
Diversified Financials	7.7%
Banks	7.0%
Utilities	6.9%
Pharmaceuticals, Biotechnology & Life Sciences	6.6%
Real Estate	5.6%
Food, Beverage & Tobacco	4.7%
Insurance	3.9%
Materials	3.1%

As of 3/31/14

Telecommunication Services	18.4%
Energy	11.4%
Utilities	10.5%
Diversified Financials	9.0%
Real Estate	6.8%
Pharmaceuticals, Biotechnology & Life Sciences	6.4%
Food, Beverage & Tobacco	4.6%
Banks	3.8%
Consumer Services	3.6%
Materials	3.6%

As of 6/30/14

Telecommunication Services	18.6%
Energy	11.5%
Pharmaceuticals, Biotechnology & Life Sciences	7.2%
Banks	7.2%
Real Estate	6.7%
Utilities	6.6%
Diversified Financials	6.1%
Food, Beverage & Tobacco	5.6%
Food & Staples Retailing	3.7%
Materials	3.7%

As of 12/31/13

Telecommunication Services	18.7%
Energy	10.4%
Diversified Financials	9.5%
Utilities	8.8%
Real Estate	7.2%
Pharmaceuticals, Biotechnology & Life Sciences	6.9%
Food, Beverage & Tobacco	5.7%
Banks	3.8%
Materials	3.8%
Consumer Services	3.7%

This page is not part of the Annual Report    7

Thornburg Investment Income Builder Fund

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

8    Certified Annual Report

LETTER TO SHAREHOLDERS

Thornburg Investment Income Builder Fund	September 30, 2014 (Unaudited)

October 22, 2014

Dear Fellow Shareholder,

This letter will highlight the basic results of your Thornburg Investment Income Builder Fund’s (the Fund) investment activities for the six- and 12-month periods ended September 30, 2014. In addition, we will comment on the overall investment landscape, which continues to evolve.

The Fund paid dividends of $0.98 per Class A share in the twelve months ended September 30, 2014, down 9.1% from the $1.07 per share paid in the comparable prior year period. The dividends per share were higher for Class I and Class R5 shares, and lower on the Class C, R3, and R4 shares, to account for varying class specific expenses. The net asset value (NAV) per Class A share increased by $1.25 per share during the period, from $20.13 to $21.38, giving a total return including dividends of 11.19% at NAV.

For the fiscal year ended September 30, 2014 the Fund (total return of 11.19%) outperformed the blended index of 75% MSCI World Index/25% Barclays U.S. Aggregate Bond Index (total return of 10.16%) and underperformed the S&P 500 Index (total return of 19.73%). While we would like to outperform benchmark returns in all market conditions, it is not unusual for Investment Income Builder to lag these benchmarks over shorter trailing measurement periods, especially when annualized benchmark returns are greater than 10%.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.39%, as disclosed in the most recent prospectus.

For the trailing 10-year time period and since inception, your Fund has outperformed both indices, as noted on page 7 of the accompanying informational brochure. Performance relative to indices for all share classes over various periods can be found on page 42. The quarter ended September 30, 2014, was the 47th full calendar quarter since the inception of Thornburg Investment Income Builder in December 2002. In 35 of these quarters, the Fund delivered a positive total return. It has delivered positive total returns in 10 of its 11 calendar years of existence. As of September 30, 2014, Thornburg Investment Income Builder, Class A shares, delivered tax-efficient average annual total returns in excess of 11% since inception.

We do not expect to pay any capital gain dividend for 2014. At September 30, 2014, the Fund had realized capital losses of more than $400 million, which may be carried forward to offset future capital gains to the extent permitted by regulations.

Interest income earned by your Fund dropped by approximately $26 million, almost four cents per share, in the year ended September 30, 2014. Other factors that contributed to the year-over-year drop in dividends were individually smaller, but together created a meaningful headwind:

•	A portion of the cash distributions that the Fund received from its investments in pass-through entities (business development companies and asset managers) during 2013, were later characterized as capital gains, rather than ordinary income dividends. (Schedule K-1s disclosing tax information from pass-through entities generally arrive in March or April. We know the taxable character of the dividends received in the prior calendar year only after we receive these. We must estimate, and distribute, virtually all of the taxable income of the Fund by calendar year end. For 2013, we overestimated the ordinary income percentage of cash received from these entities, versus capital gains). In the interest of tax efficiency, we have accumulated a significant backlog of tax-loss carryforwards sufficient to offset these capital gains. Our accumulated capital loss carryforwards offset the capital gain distribution portion of the cash received for the fiscal year ended September 30th, shielding these cash receipts from the Fund’s income stream.

•	We reduced the percentage of the portfolio invested in our highest-yielding investments, the publicly traded mortgage real estate investment trusts (REITs) and business development companies. Some of these cut their dividends in 2014 from prior-year levels.

•	We increased the percentage of the portfolio invested in equities with yields below the average dividend yield of the overall Fund portfolio. We believe these investments will deliver higher dividend payments in the future.

•	Appreciation of the U.S. dollar vis-à-vis certain currencies (Brazilian real and Australian dollar, for example) on a year- over-year basis reduced the U.S. dollar value of dividends received on some of the Fund’s foreign equities. We may hedge a portion of the principal invested in non-U.S. equities by executing contracts to buy dollars in the future; however, we do not normally hedge expected income distributions from these investments.

Certified Annual Report    9

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014 (Unaudited)

Most of the common stocks currently held in the Thornburg Investment Income Builder portfolio increased their ordinary dividends in 2014, by an average of approximately 4%. Collectively, these increases were insufficient to overcome the headwinds described above.

In assessing the overall fiscal year 2014 performance of the Thornburg Investment Income Builder Fund, it is instructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the 12 months ended September 30, 2014. The MSCI World Index comprises 75%, and the entire equity portion, of the Fund’s global performance benchmark (75% MSCI World Index and 25% Barclays U.S. Aggregate Bond Index):

1.	All 10 index sectors showed positive total returns for the 12 months ended September 30, 2014, ranging from approximately 4% (materials) to more than 25% (health care). Stocks of firms in the utilities, health care, and information technology sectors delivered index-beating returns for the period, while stocks of firms in the energy, consumer discretionary, industrials, consumer staples, financial, materials, and telecommunications sectors underperformed the index.

2.	Income Builder Fund investments in firms in the financials (23% Fund weighting), telecommunications (18%), energy (10%), consumer staples (10%), utilities (8%), and health care (7%) sectors comprised the largest sector weightings in the Fund portfolio during fiscal 2014. The Fund’s performance relative to the MSCI World Index was hurt by comparative underperformance from our holdings in the telecommunications, health care, and consumer discretionary sectors, and by low allocations to investments in the stronger performing health care and information technology sectors. Our stock selection among financials, energy, utilities, and consumer staples equities had positive impacts on relative performance.

3.	In the Income Builder portfolio, 63 equity investments contributed positive returns of at least .05% to the portfolio during fiscal 2014. Twenty of the Fund’s equity investments contributed negative returns of .05% or worse for the fiscal year.

Investment Income Builder’s bond holdings delivered modestly positive returns during the fiscal year, as lower rates on U.S. government bonds were augmented by narrowing credit spreads on corporate and asset backed bonds.

Your Fund’s average return from its investments in the financial sector exceeded the performance of the equities in the finance sector of the MSCI World Free Equity Index in fiscal 2014. Fund investments in JPMorgan Chase, MFA Financial, Chimera Investment, Blackstone Group, Norwegian insurer Gjensidige Forsikring, and Zurich Insurance Group were among the strongest performers in the portfolio. U.S. business development company Solar Capital and international banking giant Standard Chartered were detractors. During the third quarter of 2013, many investors expected U.S. interest rate increases to threaten the earnings power and valuations of many of these firms. The interest rate increases have not yet arrived. Expectations about the impact of future increases have evolved in a more positive manner, supporting valuations of these stocks. As of the date of this letter, we still hold investments in each of these.

Your Fund’s significant holdings in the telecommunications sector delivered positive absolute returns this year; however, they were the largest detractor from relative performance vis-à-vis the index. Swisscom, America Movil, and China Mobile Ltd. each delivered strong returns during the period. Negative results from modest-sized positions in Russian operators MegaFon and Mobile Telesystems, Telefonica Brasil, Turkcell, and Korea’s KT Corporation weighed on the overall contribution of your Fund’s telecommunications holdings. We sold KT Corporation early in the year and have generally reduced our position sizes in the other negative contributors, pending additional evaluation.

Among Investment Income Builder’s investments in the energy sector, French integrated hydrocarbon producer Total SA and Royal Dutch Shell each delivered good portfolio performance in fiscal 2014. Both of these have seen share price declines in recent months and into October. A smaller investment in offshore drill ship operator Ensco was a negative performer in fiscal 2014. Oil prices were surprisingly steady over most of the fiscal year as speculative demand in the face of geopolitical tensions was offset by tepid global demand growth and plentiful supply from North American and Middle Eastern producers. The fiscal year ended with a weak tone and a sharp drop of more than 20% in October 2014 oil prices relative to June 2014 levels.

Returns from the Fund’s holdings in the utilities sector exceeded market returns from this sector, led by Spanish gas transmission line operator Enagas, Italian gas pipeline operator SNAM, and U.S. utilities Duke Energy and Sempra Energy. Brazilian electric generation firm EDP Energias Do Brasil was a negative contributor to overall performance, as weak hydroelectric generation attributable to a drought distorted electricity markets there.

Among Fund investments in the consumer staples sector, Walgreen’s delivered strong performance during the fiscal year; however, its share price declined in the last quarter of the year due to disappointment with a perceived failure to optimize its tax status by moving its domicile from the United States and a costly mistake on generic drug pricing for wholesale clients. Netherlands-based household products giant Reckitt Benckiser again delivered a strong return. Tobacco companies Lorillard and Korea’s KT&G Corporation each delivered positive contributions in fiscal 2014, while Latin American beverage giant Ambev was a negative

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014 (Unaudited)

contributor. In the two years prior to October 1, 2013, investors bid up prices of most dividend-paying firms in the consumer staples sector. We sold the Fund’s long-held positions in Coca-Cola and McDonalds on concerns about future growth potential, relative to valuation.

Investment Income Builder’s holdings in the health care sector lagged those of the MSCI World Index during the fiscal year, as modest contributions from Pfizer, Roche, and France’s Sanofi held back the better performance of Switzerland’s Novartis. We have reduced the Fund’s weighting in health care sector equities over the last year. Share price increases have reduced dividend yields and our perception of future price appreciation potential.

Among other portfolio holdings, notable contributors included semiconductor producer Intel, casino operator Wynn Resorts, chemicals producer LyondellBasell Industries, technology giants Apple, Microsoft, and Qualcomm, Italian infrastructure operator Atlantia, and Home Depot. We were pleased that data center operator Digital Realty Trust, one of our underperformers from the prior year, made a strong comeback in fiscal 2014. Negative contributors included port operators Santos Brazil and China Merchants Holdings, casino operators Wynn Macau and SJM Holdings, U.S. specialty retailers Coach and Staples, and Russian internet portal Mail.ru Group. We sold our small position in Mail.ru Group.

The euro, Australian dollar, and Swiss franc each depreciated vis-à-vis the U.S. dollar during the fiscal year, while the British pound was approximately flat. We hedged a majority of the currency exposure to the Australian dollar, Japanese yen, euro and other European currencies tied to it. We are more focused on risk management than on reaping possible currency gains from exposure to assets denominated in these currencies. Currency hedges modestly contributed to our performance relative to the MSCI World Index during the fiscal year.

Within its bond portfolio, Investment Income Builder owned significantly fewer U.S. government and agency bonds than the Barclays U.S. Aggregate Bond Index. This fact was helpful in fiscal 2014, mostly due to the yield increment of the corporate bonds. Yield spreads of corporate credits over government bond yields were little changed during the year covered by this report. As in the prior two years, we continued to allocate most of Investment Income Builder’s incoming cash flows to equities in fiscal 2014. You can expect us to increase the portfolio’s allocation to bonds if rising yields lead to significantly lower bond prices. Readers of this commentary who are long-time shareholders of Investment Income Builder will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 10% currently to 45% at June 30, 2009.

As of September 30th, the Fund portfolio included more than 100 bonds and hybrid securities.

Chart I | Interest Bearing Investments as a Percentage of Total Portfolio as of September 30, 2014

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014 (Unaudited)

One important feature of U.S. mutual funds like Thornburg Investment Income Builder is the ability of shareholders to conveniently redeem all or a portion of their investment on any fund business day. Consider the six-year period beginning shortly after the failure of Lehman Brothers in September 2008 to September 30th, 2014. Owners of approximately 580 million shares of Thornburg Investment Income Builder sold their shares at an average price of $18.77 between October 1, 2008 and September 30, 2014. We have no idea how these investors redeployed the funds redeemed from Income Builder. The fact that the Fund achieved a net asset value of $21.38 per share on September 30, 2014 and paid dividends totaling $6.52 per share over this period sets a relatively high bar for the opportunity cost of having sold Fund shares, so far.

We do not expect to know clear answers to the most important macroeconomic questions impacting financial asset prices during the coming months. There will be news from day to day that will feed hopes or fan despair, thereby moving the prices of financial assets by significant percentages. Recently, we have faced a barrage of concerns about Russian aggression in Eastern Europe, the human and economic costs associated with the spread of Ebola, ISIS and Middle East stability, economic slowdown in Europe, and the rapid collapse of oil prices from mid-August to mid-October 2014. Prices of virtually every stock in the Income Builder portfolio have declined in recent weeks, even if they have business realities that are quite removed from these issues. We are making ongoing portfolio adjustments to try to take advantage of the price volatility.

Since 2009, we have become use to Federal Reserve monetary policies that kept short-term interest rates near zero and featured bond purchases totaling more than $3.5 trillion by the central bank, funded by newly created money. For the record, total assets of all U.S. taxable and municipal bond funds combined are just under $3.5 trillion. The Federal Reserve’s bond buying spree has had the deliberate effects of (i) reducing interest rates by substantially increasing the demand for bonds; and (ii) forcing saver/investors into riskier assets to the extent they want positive investment income after taxes and inflation. Certain other central banks around the world have pursued similar policies. These accommodative monetary policies have had a positive impact on prices of most financial assets, here and abroad. We cannot be certain how long they will be continued, or what consequences will result from any changes in course. For now, the U.S. economy appears to be weathering the “tapering” of Federal Reserve bond purchases reasonably well.

Global economic growth, while positive in 2014, has been below prior expectations. Recent U.S economic data, while not perfect, have been encouraging. One example: new weekly claims for unemployment benefits, which have averaged about 365,000 per week since 1967, have been below 300,000 in recent months and hit 264,000 during the week we are composing this letter. The size of the U.S. non-farm labor force, now around 140 million, averaged 108 million over the last 47 years. The recent levels of new claims for unemployment benefits, relative to the current size of the U.S. labor force, provide evidence of strong economic performance. The 9% year-over-year increase in government receipts for the U.S. government budget year ended September 30, 2014 provides additional evidence. At some point in the future we expect U.S. monetary policy to normalize, since our economy has already done so.

Much of the rest of the world is muddling along with barely positive year-to-date economic growth. It grows increasingly difficult for firms to generate significant revenue growth, but corporate balance sheets are generally in good shape and managements are improving profitability metrics via lower interest expense, aggressive tax management, share repurchases, and labor efficiencies. Earnings expectations for the MSCI All Country World Index portfolio have been reduced for 2014 and 2015 in recent quarters, but not dramatically.

Yields available to investors in the U.S. bond market were mixed in the 12-month period ended September 30, 2014:

•	10-year U.S. Government bond yields moved approximately 0.12% lower.

•	Investment-grade corporate bond yields decreased, as indicated by the 0.29% decline in the FINRA-Bloomberg Index of Active Investment Grade U.S. Corporate Bond Yields, from 3.96% at September 30, 2013 to 3.67% at September 30, 2014. This corporate yield index hit a 12-month low of 3.39% in August.

•	High yield (“junk”) corporate bond yields also declined, as indicated by the 0.16% decrease in the FINRA-Bloomberg Index of Active High Yield U.S. Corporate Bond Yields, from 6.36% on September 30, 2013 to 6.20% on September 30, 2014. This high-yield corporate index reached a 12-month low of 5.29% in June 2014, indicating a significant change in recent months.

While lower interest rates are good news for borrowers, they have negative consequences for conservative savers and income-seeking investors.

Investors must consider other options. Yields on taxable and tax-exempt money funds remain below 1/5 of one percent. Banks have aggressively reduced yields on all deposits. A very large pool of investor dollars is looking for better returns elsewhere, but in sensible investments. We are optimistic that the types of income producing investments owned by the Thornburg Investment

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014 (Unaudited)

Income Builder Fund will experience sustainable popularity among investors as their intrinsic values for income production are recognized. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.

Thank you for being a shareholder of the Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburginvestments.com/Funds. Best wishes for a wonderful holiday season, and a happy 2015.

Sincerely,

Brian McMahon	Jason Brady, CFA	Ben Kirby, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
CEO & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    13

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2014

Summary of Industry Group Exposure

As of 9/30/14

Telecommunication Services	19.5%
Energy	10.4%
Diversified Financials	7.7%
Banks	7.0%
Utilities	6.9%
Pharmaceuticals, Biotechnology & Life Sciences	6.6%
Real Estate	5.6%
Food, Beverage & Tobacco	4.7%
Insurance	3.9%
Materials	3.1%
Technology Hardware & Equipment	2.7%
Transportation	2.6%
Capital Goods	2.6%
Retailing	2.4%
Food & Staples Retailing	2.3%
Semiconductors & Semiconductor Equipment	2.3%
Consumer Services	2.2%
Household & Personal Products	1.1%
Software & Services	0.9%
Automobiles & Components	0.8%
Media	0.6%
Miscellaneous	0.4%
Consumer Durables & Apparel	0.4%
Commercial & Professional Services	0.1%
Other Non-Classified Securities:
Asset Backed Securities	0.4%
U.S. Government Agencies*	0.0%
Municipal Bonds*	0.0%
Other Assets & Liabilities	2.8%

*	Percentage was less than 0.1%.

Top Ten Equity Holdings

As of 9/30/14

JPMorgan Chase & Co.	3.4%
China Mobile Ltd.	2.8%
Royal Dutch Shell plc ADR	2.4%
Novartis AG	2.0%
Roche Holding AG	1.8%
Sanofi	1.6%
CME Group, Inc.	1.6%
Intel Corp.	1.5%
Vodafone Group plc	1.5%
Total SA	1.4%

Summary of Country Exposure*

As of 9/30/14 (percent of equity holdings)

United States	40.6%
Switzerland	8.3%
France	6.3%
China	5.6%
United Kingdom	5.1%
Netherlands	4.0%
Brazil	2.6%
Singapore	2.4%
Norway	2.4%
Canada	2.3%
Italy	2.0%
Spain	1.9%
Hong Kong	1.7%
Mexico	1.4%
Denmark	1.4%
Australia	1.2%
Russia	1.1%
Saudi Arabia	1.1%
Germany	1.0%
Japan	0.9%
South Korea	0.8%
Taiwan	0.7%
Turkey	0.5%
Philippines	0.3%
New Zealand	0.3%
Cayman Islands	0.3%
Bermuda	0.3%
Luxembourg	0.2%
Argentina	0.2%
South Africa	0.1%
Panama	0.1%
Ireland	0.1%
Trinidad and Tobago**	0.0%
Other Assets & Liabilities	2.8%

*	The country exposure of each holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

**	Country percentage was less than 0.01%.

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE

COMMON STOCK — 88.93%

AUTOMOBILES & COMPONENTS — 0.79%
Automobiles — 0.79%
Toyota Motor Corp.	2,472,000	$145,671,630

		145,671,630

BANKS — 6.53%
Banks — 6.53%
Bank of China Ltd.	174,998,000	78,204,094
Banque Cantonale Vaudoise	44,400	23,811,459
DBS Group Holdings Ltd.	14,878,900	214,838,393
Industrial and Commercial Bank of China Ltd.	144,238,000	89,720,927
JPMorgan Chase & Co.	10,354,000	623,724,960
Liechtensteinische Landesbank AG	1,150,000	46,375,825
St. Galler Kantonalbank AG	78,741	28,681,453
Standard Chartered plc	5,540,000	102,430,266

		1,207,787,377

CAPITAL GOODS — 2.45%
Construction & Engineering — 1.38%
Vinci S.A.	4,409,154	256,201,110
Industrial Conglomerates — 1.07%
Hopewell Holdings Ltd.	36,952,340	129,442,764
NWS Holdings Ltd.	38,000,000	68,513,880

		454,157,754

CONSUMER DURABLES & APPAREL — 0.35%
Textiles, Apparel & Luxury Goods — 0.35%
Coach, Inc.	1,837,100	65,419,131

		65,419,131

CONSUMER SERVICES — 1.92%
Hotels, Restaurants & Leisure — 1.92%
Sands China Ltd.	12,374,000	64,540,461
SJM Holdings Ltd.	30,803,000	58,711,295
Wynn Macau Ltd.	20,015,600	63,669,655
Wynn Resorts Ltd.	900,000	168,372,000

		355,293,411

DIVERSIFIED FINANCIALS — 6.72%
Capital Markets — 5.15%
Apollo Global Management, LLC	4,250,000	101,320,000
[a] Apollo Investment Corp.	13,590,000	111,030,300
Ares Capital Corp.	10,125,300	163,624,848
GAM Holding AG	4,865,982	84,098,359
KKR & Co. LP	8,025,000	178,957,500
Och-Ziff Capital Management Group, LLC	8,400,000	89,964,000
[a] Solar Capital Ltd.	4,607,900	86,075,572
The Blackstone Group LP	4,334,000	136,434,320
Diversified Financial Services — 1.57%
CME Group, Inc.	3,640,350	291,064,184

		1,242,569,083

ENERGY — 9.33%
Energy Equipment & Services — 0.48%
Ensco plc	2,140,000	88,403,400
Oil, Gas & Consumable Fuels — 8.85%
Canadian Oil Sands Ltd.	8,994,000	165,914,585
[b] Halcon Resources Corp.	52,485	207,841
HollyFrontier Corp.	3,204,700	139,981,296
Husky Energy, Inc.	9,322,100	255,869,775
Kinder Morgan, Inc.	4,525,000	173,488,500
Linn Co., LLC	3,060,000	88,587,000
Royal Dutch Shell plc ADR	5,872,500	447,073,425

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE
Statoil ASA	3,664,700	$99,934,696
Total SA	4,100,700	266,479,670
[b,c] TPT Acquisition, Inc.	163,790	0

		1,725,940,188

FOOD & STAPLES RETAILING — 2.17%
Food & Staples Retailing — 2.17%
Koninklijke Ahold NV	9,076,838	146,974,947
Walgreen Co.	4,289,406	254,233,094

		401,208,041

FOOD, BEVERAGE & TOBACCO — 4.52%
Beverages — 0.60%
Ambev SA ADR	16,986,000	111,258,300
Food Products — 1.28%
Nestle SA	3,204,600	235,805,122
Tobacco — 2.64%
British American Tobacco plc	1,090,600	61,562,679
Korea Tobacco & Ginseng Corp.	1,576,601	141,188,149
Lorillard, Inc.	3,591,100	215,142,801
Philip Morris International	855,000	71,307,000

		836,264,051

HOUSEHOLD & PERSONAL PRODUCTS — 1.07%
Household Products — 0.95%
Reckitt Benckiser plc	2,013,500	174,633,944
Personal Products — 0.12%
Hengan International Group Co. Ltd.	2,304,500	22,629,945

		197,263,889

INSURANCE — 2.73%
Insurance — 2.73%
Allianz SE	451,070	73,124,098
Gjensidige Forsikring ASA	5,520,476	116,772,277
Munich Re	497,615	98,393,688
Scor SE	1,627,282	50,838,817
Zurich Financial Services AG	554,293	165,353,144

		504,482,024

MATERIALS — 2.85%
Chemicals — 1.59%
LyondellBasell Industries NV	1,659,300	180,299,538
Saudi Basic Industries Corp.	2,056,248	71,923,461
Yanbu National Petrochemical Co.	2,218,322	42,580,667
Metals & Mining — 1.26%
[b] Jaguar Mining, Inc.	797,101	395,362
Nucor Corp.	3,431,600	186,267,248
Southern Copper Corp.	1,536,000	45,542,400

		527,008,676

MEDIA — 0.41%
Media — 0.41%
Wolters Kluwer N.V.	2,845,800	75,913,496

		75,913,496

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.63%
Pharmaceuticals — 6.63%
Novartis AG	3,936,800	371,742,453
Pfizer, Inc.	7,558,600	223,507,802
Roche Holding AG	1,117,200	331,286,603
Sanofi	2,650,900	299,866,627

		1,226,403,485

REAL ESTATE — 5.58%
Real Estate Investment Trusts — 5.58%
Capstead Mortgage Corp.	3,250,000	39,780,000

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE
Chimera Investment Corp.	47,850,000	$145,464,000
Digital Realty Trust, Inc.	1,423,700	88,810,406
[a] Dynex Capital, Inc.	5,062,000	40,900,960
[a] Invesco Mortgage Capital, Inc.	8,350,000	131,262,000
[a] MFA Financial, Inc.	25,500,000	198,390,000
Senior Housing Properties Trust	4,670,000	97,696,400
Two Harbors Investment Corp.	14,900,000	144,083,000
[a] Washington REIT	5,721,000	145,198,980

		1,031,585,746

RETAILING — 2.33%
Specialty Retail — 2.33%
Staples, Inc.	16,100,000	194,810,000
The Home Depot, Inc.	2,571,500	235,909,410

		430,719,410

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.19%
Semiconductors & Semiconductor Equipment — 2.19%
Intel Corp.	8,175,000	284,653,500
Taiwan Semiconductor Manufacturing Co. Ltd.	30,649,000	120,905,340

		405,558,840

SOFTWARE & SERVICES — 0.81%
Internet Software & Services — 0.02%
[b] Mail.ru Group Ltd.	174,128	4,894,738
Software — 0.79%
Microsoft Corp.	3,150,000	146,034,000

		150,928,738

TECHNOLOGY HARDWARE & EQUIPMENT — 2.67%
Communications Equipment — 1.35%
Qualcomm, Inc.	3,351,000	250,554,270
Technology, Hardware, Storage & Periphals — 1.32%
Apple, Inc.	2,416,000	243,412,000

		493,966,270

TELECOMMUNICATION SERVICES — 18.29%
Diversified Telecommunication Services — 10.32%
AT&T, Inc.	5,054,000	178,102,960
BT Group plc	29,032,284	178,661,368
Singapore Telecommunications Ltd.	79,489,600	238,649,501
Swisscom AG	448,100	254,628,941
TDC A/S	33,047,600	250,988,042
Telefonica Brasil SA ADR	9,300,000	183,024,000
Telefonica S.A.	7,253,465	112,274,089
Telenor ASA	10,016,800	219,832,491
Telstra Corp. Ltd.	25,141,000	116,664,697
Vivendi	7,313,668	176,621,608
Wireless Telecommunication Services — 7.97%
America Movil SAB de C.V. ADR	9,410,000	237,132,000
China Mobile Ltd.	45,258,070	522,532,435
Etihad Etisalat Co.	3,380,000	81,267,760
MegaFon OAO	3,278,300	83,203,254
MegaFon OAO GDR	2,035,900	51,671,142
Mobile TeleSystems ADR	4,387,000	65,541,780
Philippine Long Distance Telephone Co.	852,400	58,843,189
[b] Turkcell Iletisim Hizmetleri AS	19,068,300	99,673,967
Vodafone Group plc	82,427,924	273,135,720

		3,382,448,944

TRANSPORTATION — 2.53%
Transportation Infrastructure — 2.53%
Atlantia S.p.A.	9,547,625	235,756,035
China Merchants Holdings International Co., Ltd.	26,370,830	81,508,326
Jiangsu Express Co., Ltd.	45,798,000	48,069,660
Santos Brasil Participacoes S.A.	5,159,650	34,949,238

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE
Sydney Airport	17,927,254	$67,022,818

		467,306,077

UTILITIES — 6.06%
Electric Utilities — 3.25%
Duke Energy Corp.	3,132,000	234,179,640
EDP—Energias do Brasil SA	14,054,100	57,416,403
Electricite de France SA	2,942,585	96,520,968
Entergy Corp.	1,057,200	81,753,276
Mighty River Power Ltd.	28,397,100	56,861,414
Terna Rete Elettrica Nazionale S.p.A.	14,799,121	74,431,690
Gas Utilities — 0.86%
Enagas SA	3,195,600	103,044,290
Snam S.p.A.	10,278,104	56,860,127
Independent Power & Renewable Electricity Producers — 0.63%
China Resources Power Holdings Co.	13,184,000	35,571,170
Huaneng Power International, Inc.	74,257,000	81,096,140
Multi-Utilities — 1.32%
Dominion Resources, Inc.	1,770,000	122,289,300
Sempra Energy	1,150,000	121,187,000

		1,121,211,418

TOTAL COMMON STOCK (Cost $14,531,925,609)		16,449,107,679

PREFERRED STOCK — 0.78%

BANKS — 0.19%
Banks — 0.19%
Barclays Bank plc Pfd, 7.10%	200,000	5,148,000
First Niagara Financial Group Pfd, 8.625%	143,295	4,055,248
First Tennessee Bank Pfd, 3.75%	12,000	8,720,250
GMAC Capital Trust I Pfd, 8.125%	628,126	16,714,433

		34,637,931

DIVERSIFIED FINANCIALS — 0.15%
Capital Markets — 0.01%
Morgan Stanley Pfd, 4.00%	120,000	2,386,800
Consumer Finance — 0.14%
Ally Financial, Inc. Pfd, 8.50%	930,495	25,058,230

		27,445,030

ENERGY — 0.08%
Oil, Gas & Consumable Fuels — 0.08%
Halcon Resources Corp. Pfd, 5.75%	18,822	15,998,700

		15,998,700

INSURANCE — 0.13%
Insurance — 0.13%
Principal Financial Group Pfd, 5.563%	234,400	24,047,987

		24,047,987

MISCELLANEOUS — 0.06%
U.S. Government Agencies — 0.06%
Farm Credit Bank of Texas Pfd, 10.00%	9,000	11,252,813

		11,252,813

REAL ESTATE — 0.07%
Real Estate Investment Trusts — 0.07%
Alexandria Real Estate Pfd, 7.00%	463,500	12,505,230

		12,505,230

TELECOMMUNICATION SERVICES — 0.10%
Wireless Telecommunication Services — 0.10%
Centaur Funding Corp. Pfd, 9.08%	15,000	18,759,375

		18,759,375

TOTAL PREFERRED STOCK (Cost $138,650,528)		144,647,066

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT†	VALUE
ASSET BACKED SECURITIES — 0.36%
COMMERCIAL MTG TRUST — 0.10%
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.63%, 3/25/2034	$1,083,409	$880,403
[d] CVS Pass-Through Trust, 9.35%, 1/10/2023	15,000,000	17,646,960

		18,527,363

OTHER ASSET BACKED — 0.07%
[d] Fairway Outdoor Funding, LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	7,000,000	6,872,540
[d] JPR Royalty, LLC, 14.00%, 9/1/2020	5,000,000	3,319,445
[c,d] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.014%, 12/1/2037	3,542,380	3,188,142

		13,380,127

RESIDENTIAL MTG TRUST — 0.19%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.269%, 12/20/2036	2,967,993	742,427
Bear Stearns ARM Mtg, Series 2003-6 Class 2B-1, 2.487%, 8/25/2033	287,417	282,632
FBR Securitization Trust, Series 2005-2 Class M1, 0.875%, 9/25/2035	20,100,000	19,346,525
Merrill Lynch Mortgage Investors Trust, Series 2004-A4 Class M1, 2.461%, 8/25/2034	5,416,575	4,962,281
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.475%, 11/25/2035	5,602,163	5,504,094
Residential Asset Securities Corp., Series 2006-KS4 Class A3, 0.305%, 6/25/2036	1,874,853	1,856,125
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.615%, 2/25/2035	6,279,252	1,500,160

		34,194,244

TOTAL ASSET BACKED SECURITIES (Cost $67,228,453)		66,101,734

CORPORATE BONDS — 6.41%

BANKS — 0.29%
Banks — 0.29%
[d] Banco Santander Brasil S.A. (BRL), 8.00%, 3/18/2016	42,200,000	16,464,508
DEPFA Bank plc (EUR), 0.784%, 12/15/2015	7,500,000	9,000,296
[d,e] Groupe BPCE, 12.50%, 8/29/2049	10,211,000	13,861,433
[d] Itau Unibanco Holding S.A. (BRL), 10.50%, 11/23/2015	10,000,000	4,039,628
PNC Financial Services Group, Inc., 4.454%, 5/29/2049	10,000,000	10,000,000

		53,365,865

CAPITAL GOODS — 0.11%
Industrial Conglomerates — 0.11%
Otter Tail Corp., 9.00%, 12/15/2016	17,000,000	19,541,194

		19,541,194

CONSUMER SERVICES — 0.15%
Hotels, Restaurants & Leisure — 0.15%
[d,e] Arcos Dorados Holdings I, 6.625%, 9/27/2023	3,000,000	2,977,500
[d] Arcos Dorados Holdings, Inc. (BRL), 10.25%, 7/13/2016	66,000,000	25,210,908

		28,188,408

DIVERSIFIED FINANCIALS — 0.76%
Capital Markets — 0.06%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	8,688,088
Morgan Stanley (BRL), 10.09%, 5/3/2017	4,560,000	1,818,225
Consumer Finance — 0.27%
Capital One Bank, 6.15%, 9/1/2016	25,000,000	27,316,525
[d,f] Cash Store Financial (CAD), 0%, 1/31/2017	10,000,000	1,829,546
[d] Lowell Group Financing plc (GBP), 10.75%, 4/1/2019	12,000,000	21,131,693
Diversified Financial Services — 0.43%
Bank of America Corp. (BRL), 10.00%, 11/19/2014	6,500,000	2,620,739
[c] Bank of America Corp. (BRL), 10.75%, 8/20/2018	5,000,000	1,981,412
[d,e] CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	22,780,000	24,545,450
JPMorgan Chase & Co., 7.90%, 4/29/2049	15,000,000	16,237,500
KFW (BRL), 5.375%, 9/14/2015	53,000,000	20,713,467
National Rural Utilities CFC, 10.375%, 11/1/2018	5,000,000	6,584,020
[d] TMX Finance, LLC/Titlemax Finance, 8.50%, 9/15/2018	8,000,000	7,960,000

		141,426,665

ENERGY — 0.97%
Oil, Gas & Consumable Fuels — 0.97%
[d] DCP Midstream, LLC, 9.75%, 3/15/2019	5,000,000	6,402,530
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	12,631,924

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT†	VALUE
Energy Transfer Partners LP, 3.257%, 11/1/2066	$13,820,000	$12,938,975
Enterprise Products Operating LP, 7.034%, 1/15/2068	14,480,000	16,362,400
Gastar Exploration USA, Inc., 8.625%, 5/15/2018	17,292,000	17,810,760
[d,e] Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,190,280
Kinder Morgan Energy Partners LP, 9.00%, 2/1/2019	8,000,000	9,967,656
[d] Linc Energy, 9.625%, 10/31/2017	19,433,000	20,210,320
[d] Linc Energy, 12.50%, 10/31/2017	21,300,000	22,205,250
NuStar Logistics LP, 8.15%, 4/15/2018	18,000,000	20,475,000
Oneok Partners LP, 8.625%, 3/1/2019	8,000,000	9,959,192
[d,e] Petro Co., Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	5,030,000
[e] Petrobras Global Finance B.V., 3.00%, 1/15/2019	4,000,000	3,896,040
RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	11,550,000
Teppco Partners LP, 7.00%, 6/1/2067	7,000,000	7,105,000

		178,735,327

FOOD & STAPLES RETAILING — 0.13%
Food & Staples Retailing — 0.13%
[d] Bakkavor Finance 2 plc (GBP), 8.75%, 6/15/2020	14,132,000	24,170,149

		24,170,149

FOOD, BEVERAGE & TOBACCO — 0.17%
Beverages — 0.09%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	21,669,000	8,609,173
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015	20,000,000	8,089,061
Food Products — 0.03%
[d,e] BRF S.A., 4.75%, 5/22/2024	6,000,000	5,910,000
Tobacco — 0.05%
Altria Group, Inc., 9.70%, 11/10/2018	2,376,000	3,060,766
[d,e] B.A.T. International Finance, plc, 9.50%, 11/15/2018	5,000,000	6,395,205

		32,064,205

INSURANCE — 1.01%
Insurance — 1.01%
[d,e] Dai Ichi Mutual Life Insurance Co., Ltd., 7.25%, 12/29/2049	9,000,000	10,552,500
ELM B.V. (AUD), 7.635%, 12/29/2049	10,500,000	9,768,316
ELM B.V. (AUD), 3.89%, 4/29/2049	8,000,000	6,809,798
Hartford Financial Services Group, 8.125%, 6/15/2068	9,650,000	11,314,625
[d] MetLife Capital Trust X, 9.25%, 4/8/2068	12,000,000	17,310,000
MetLife, Inc., 6.817%, 8/15/2018	4,000,000	4,690,920
[d] National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	3,039,058
[d] Prudential Holdings, LLC, 8.695%, 12/18/2023	4,307,143	5,445,835
[d,e] QBE Capital Funding III Ltd., 7.25%, 5/24/2041	40,000,000	43,600,000
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	14,647,000	15,493,582
[d,e] White Mountains Re Group Ltd., 7.506%, 5/29/2049	28,590,000	30,019,500
[d] ZFS Finance USA Trust II, 6.45%, 12/15/2065	25,748,000	27,550,360
[d] ZFS Finance USA Trust V, 6.50%, 5/9/2067	1,260,000	1,354,500

		186,948,994

MATERIALS — 0.25%
Construction Materials — 0.09%
[d,e] CEMEX Espana Luxembourg, 9.875%, 4/30/2019	1,460,000	1,620,600
CRH America, Inc., 8.125%, 7/15/2018	12,000,000	14,487,600
Metals & Mining — 0.16%
[e] Anglogold Holdings, 8.50%, 7/30/2020	20,000,000	22,012,000
Coeur d’Alene Mines Corp., 7.875%, 2/1/2021	7,687,000	7,206,563

		45,326,763

MEDIA — 0.22%
Media — 0.22%
Comcast Cable Communications, LLC, 8.875%, 5/1/2017	5,000,000	5,952,245
[d,e] Nara Cable Funding Ltd., 8.875%, 12/1/2018	8,985,000	9,434,250
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	17,623,354
WMG Holdings Corp., 13.75%, 10/1/2019	6,000,000	6,960,000

		39,969,849

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT†	VALUE
MISCELLANEOUS — 0.29%
Miscellaneous — 0.29%
Federative Republic of Brazil (BRL), 12.50%, 1/5/2016	$109,401,000	$45,309,065
Federative Republic of Brazil (BRL), 12.50%, 1/5/2022	20,000,000	9,192,115

		54,501,180

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.06%
Semiconductors & Semiconductor Equipment — 0.06%
KLA Tencor Corp., 6.90%, 5/1/2018	10,000,000	11,590,430

		11,590,430

SOFTWARE & SERVICES — 0.11%
Internet Software & Services — 0.11%
[d,e] eAccess Ltd., 8.25%, 4/1/2018	5,600,000	5,908,000
[d] eAccess Ltd. (EUR), 8.375%, 4/1/2018	4,600,000	6,202,209
[c] Yahoo!, Inc., 6.65%, 8/10/2026	7,502,270	8,252,497

		20,362,706

TELECOMMUNICATION SERVICES — 1.07%
Diversified Telecommunication Services — 1.00%
[e] Deutsche Telekom International Finance BV, 8.75%, 6/15/2030	26,150,000	38,021,525
Level 3 Communications, Inc., 8.875%, 6/1/2019	9,000,000	9,607,500
Level 3 Communications, Inc., 11.875%, 2/1/2019	6,000,000	6,480,000
Qwest Corp., 6.75%, 12/1/2021	9,000,000	10,317,501
[e] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,770,000	3,090,406
[e] Telefonica Emisiones SAU, 7.045%, 6/20/2036	85,390,000	108,165,989
[d,e] Telemar Norte Leste SA, 5.50%, 10/23/2020	9,065,000	8,804,835
Wireless Telecommunication Services — 0.07%
[d,e] VimpelCom (UBS SA), 8.25%, 5/23/2016	4,500,000	4,702,500
[d,e] VimpelCom Holdings B.V., 7.504%, 3/1/2022	8,735,000	8,898,781

		198,089,037

TRANSPORTATION — 0.10%
Airlines — 0.10%
American Airlines, 4.95%, 7/15/2024	5,026,631	5,391,062
[c] Iberbond 2004 plc (EUR), 4.235%, 12/24/2017	7,599,497	9,684,935
US Airways, 6.25%, 10/22/2024	2,418,972	2,727,391

		17,803,388

UTILITIES — 0.72%
Electric Utilities — 0.39%
Alabama Power Capital Trust V, 3.335%, 10/1/2042	4,000,000	3,740,248
Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	8,257,191
Cia de Eletricidade do Estado da Bahia (BRL), 11.75%, 4/27/2016	12,000,000	4,804,412
[d,e] Enel Finance International S.A., 6.25%, 9/15/2017	40,000,000	44,914,120
Entergy Gulf States Louisiana, LLC, 6.00%, 5/1/2018	8,000,000	9,074,184
[d] Great River Energy, 5.829%, 7/1/2017	764,327	822,473
Independent Power & Renewable Electricity Producers — 0.10%
[d,e] Inkia Energy Ltd., 8.375%, 4/4/2021	18,000,000	19,737,000
Multi-Utilities — 0.23%
Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	6,464,545
[d] Enogex, LLC, 6.25%, 3/15/2020	2,500,000	2,855,618
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	22,827,380
Sempra Energy, 9.80%, 2/15/2019	7,750,000	10,099,381

		133,596,552

TOTAL CORPORATE BONDS (Cost $1,063,878,783)		1,185,680,712

CONVERTIBLE BONDS — 0.03%

TELECOMMUNICATION SERVICES — 0.03%
Diversified Telecommunication Services — 0.03%
Alaska Communication Systems Group, Inc., 6.25%, 5/1/2018	2,535,000	2,028,000
Level 3 Communications, Inc., 7.00%, 3/15/2015	2,000,000	3,411,250

		5,439,250

TOTAL CONVERTIBLE BONDS (Cost $4,067,978)		5,439,250

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE
MUNICIPAL BONDS — 0.01%
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	$2,555,000	$2,909,149

TOTAL MUNICIPAL BONDS (Cost $2,504,274)		2,909,149

U.S. GOVERNMENT AGENCIES — 0.05%
[d] Agribank FCB, 9.125%, 7/15/2019	6,750,000	8,586,257

TOTAL U.S. GOVERNMENT AGENCIES (Cost $6,750,000)		8,586,257

LOAN PARTICIPATIONS — 0.67%

COMMERCIAL & PROFESSIONAL SERVICES — 0.14%
Professional Services — 0.14%
Academi Holdings, LLC, 11.00%, 7/24/2020	26,000,000	25,480,000
CONSUMER SERVICES — 0.08%
Hotels, Restaurants & Leisure — 0.08%
[c] Private Restaurants Properties, Inc., 9.00%, 4/10/2017	15,206,802	15,313,249
DIVERSIFIED FINANCIALS — 0.08%
Diversified Financial Services — 0.08%
NCP Finance LP, 11.00%, 9/25/2018	14,162,031	14,091,221
FOOD, BEVERAGE & TOBACCO — 0.05%
Tobacco — 0.05%
North Atlantic Trading Co., Inc., 7.75%-8.75%, 12/30/2019	9,927,206	9,952,024
MATERIALS — 0.02%
Construction Materials — 0.02%
CEMEX S.A.B. de C.V., 4.654%, 2/17/2017	3,089,965	3,072,599
MEDIA — 0.07%
Media — 0.07%
Baker & Taylor Acquisitions Corp., 12.00%, 9/28/2016	13,000,000	13,130,000
RETAILING — 0.03%
Specialty Retail — 0.03%
Rue21, Inc., 5.625%, 10/7/2020	6,930,000	5,890,500
TRANSPORTATION — 0.12%
Airlines — 0.12%
[c] Synergy Aerospace Corp., 7.50%, 3/3/2015	21,535,674	21,535,674
UTILITIES — 0.08%
Electric Utilities — 0.08%
Texas Competitive Electric Holdings Co., LLC, 4.65%, 10/10/2015	20,669,860	15,175,191

TOTAL LOAN PARTICIPATIONS (Cost $128,163,081)		123,640,458

SHORT TERM INVESTMENTS — 1.10%
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 9/30/2014 due 10/1/2014, repurchase price $35,000,224 collateralized by 18 corporate debt securities, having an average coupon of 4.87%, a minimum credit rating of BBB-, maturity dates from 9/15/2016 to 6/15/2044, and having an aggregate market value of $37,394,548 at 9/30/2014	35,000,000	35,000,000
CenterPoint Energy, Inc., 0.20%, 10/1/2014	40,700,000	40,700,000
Hitachi America, Ltd., 0.32%, 10/6/2014	54,000,000	53,997,600
Hitachi International Treasury Ltd., 0.32%, 10/3/2014	51,200,000	51,199,090
Kroger Co., 0.20%, 10/1/2014	23,000,000	23,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $203,896,690)		203,896,690

TOTAL INVESTMENTS — 98.34% (Cost $16,147,065,396)		$18,190,008,995
OTHER ASSETS LESS LIABILITIES — 1.66%		306,878,105

NET ASSETS — 100.00%		$18,496,887,100

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

Footnote Legend

†	Share/principal amount in U.S. Dollars unless otherwise noted in the security description.
a	Investment in Affiliates—Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2013	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL SEPTEMBER 30, 2014	MARKET VALUE SEPTEMBER 30, 2014	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Apollo Investment Corp.	13,316,000	1,090,000	816,000	13,590,000	$111,030,300	$10,381,200	$(2,465,737)
Dynex Capital, Inc.	4,562,000	500,000	—	5,062,000	40,900,960	5,129,480	—
Invesco Mortgage Capital, Inc.	9,970,000	550,000	2,170,000	8,350,000	131,262,000	18,054,150	(12,226,686)
KKR Financial Holdings, LLC	12,530,000	—	12,530,000	—	—	5,330,600	35,479,378
MFA Financial, Inc.	23,250,000	2,250,000	—	25,500,000	198,390,000	25,515,000	—
Och-Ziff Capital Management Group, LLC*	7,835,000
Solar Capital Ltd.	4,607,900	—	—	4,607,900	86,075,572	7,372,640	—
Washington REIT	5,170,000	551,000	—	5,721,000	145,198,980	2,684,370	—

Total non-controlled affiliated issuers - 3.85% of net assets					$712,857,812	$74,467,440	$20,786,955

*	Issuers not affiliated at September 30, 2014.

b	Non-income producing.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. Most of these securities have been deemed to be liquid for purposes of the Fund’s limitation on investment in illiquid securities. As of September 30, 2014, the aggregate value of these securities in the Fund’s portfolio was $502,919,883, representing 2.72% of the Fund’s net assets.
e	Yankee Bond—Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
f	Bond in default.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euros

FCB	Farm Credit Bank
GBP	Denominated in Great Britain Pounds
GDR	Global Depository Receipt
MFA	Mortgage Finance Authority
Mtg	Mortgage
Pfd	Preferred Stock
REIT	Real Estate Investment Trust

See notes to financial statements.

Certified Annual Report    23

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	September 30, 2014

ASSETS
Investments at value
Non-affiliated issuers (cost $15,415,200,281) (Note 2)	$17,477,151,183
Non-controlled affiliated issuers (cost $731,865,115) (Note 2)	712,857,812
Cash	3,464,138
Cash denominated in foreign currency (cost $6,474,556)	6,474,012
Receivable for investments sold	111,426,449
Receivable for fund shares sold	43,761,954
Unrealized appreciation on forward currency contracts (Note 7)	155,566,406
Dividends receivable	40,962,506
Dividend and interest reclaim receivable	25,953,822
Interest receivable	25,747,699
Prepaid expenses and other assets	18,235

Total Assets	18,603,384,216

LIABILITIES
Payable for investments purchased	55,894,849
Payable for fund shares redeemed	14,016,962
Unrealized depreciation on forward currency contracts (Note 7)	3,942,852
Payable to investment advisor and other affiliates (Note 3)	17,838,064
Accounts payable and accrued expenses	2,740,590
Dividends payable	12,063,799

Total Liabilities	106,497,116

NET ASSETS	$18,496,887,100

NET ASSETS CONSIST OF
Undistributed net investment income	$113,393,754
Net unrealized appreciation on investments and foreign currency translations	2,192,336,991
Accumulated net realized gain (loss)	(651,756,998)
Net capital paid in on shares of beneficial interest	16,842,913,353

$18,496,887,100

24    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($4,588,032,922 applicable to 214,629,355 shares of beneficial interest outstanding - Note 4)	$21.38
Maximum sales charge, 4.50% of offering price	1.01

Maximum offering price per share	$22.39

Class C Shares:
Net asset value and offering price per share* ($6,266,270,008 applicable to 293,231,135 shares of beneficial interest outstanding - Note 4)	$21.37

Class I Shares:
Net asset value, offering and redemption price per share ($7,454,275,238 applicable to 346,275,767 shares of beneficial interest outstanding - Note 4)	$21.53

Class R3 Shares:
Net asset value, offering and redemption price per share ($83,670,445 applicable to 3,914,954 shares of beneficial interest outstanding - Note 4)	$21.37

Class R4 Shares:
Net asset value, offering and redemption price per share ($39,890,287 applicable to 1,862,707 shares of beneficial interest outstanding - Note 4)	$21.42

Class R5 Shares:
Net asset value, offering and redemption price per share ($64,748,200 applicable to 3,009,406 shares of beneficial interest outstanding - Note 4)	$21.52

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    25

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Year Ended September 30, 2014

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $58,017,590)	$902,763,694
Non-controlled affiliated issuers	74,467,440
Interest income (net of premium amortized of $2,864,848)	115,050,240

Total Income	1,092,281,374

EXPENSES
Investment advisory fees (Note 3)	118,827,801
Administration fees (Note 3)
Class A Shares	5,894,963
Class C Shares	7,326,210
Class I Shares	3,250,761
Class R3 Shares	91,876
Class R4 Shares	40,350
Class R5 Shares	24,753
Distribution and service fees (Note 3)
Class A Shares	11,803,620
Class C Shares	58,739,626
Class R3 Shares	367,997
Class R4 Shares	79,448
Transfer agent fees
Class A Shares	3,421,200
Class C Shares	4,053,411
Class I Shares	4,981,350
Class R3 Shares	139,180
Class R4 Shares	81,866
Class R5 Shares	135,697
Registration and filing fees
Class A Shares	145,735
Class C Shares	119,899
Class I Shares	141,560
Class R3 Shares	3,650
Class R4 Shares	15,703
Class R5 Shares	21,694
Custodian fees (Note 3)	3,287,945
Professional fees	307,130
Accounting fees	608,350
Trustee fees	541,300
Other expenses	1,665,956

Total Expenses	226,119,031
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,580,799)
Fees paid indirectly (Note 3)	(3,085)

Net Expenses	224,535,147

Net Investment Income	$867,746,227

26    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2014

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$392,738,347
Non-controlled affiliated issuers	20,786,955
Forward currency contracts (Note 7)	(15,734,294)
Foreign currency transactions	(2,301,832)

395,489,176

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	276,697,585
Non-controlled affiliated issuers	(11,848,932)
Foreign currency translations	(2,243,717)
Forward currency contracts (Note 7)	205,108,851

467,713,787

Net Realized and Unrealized Gain	863,202,963

Net Increase in Net Assets Resulting from Operations	$1,730,949,190

See notes to financial statements.

Certified Annual Report    27

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	YEAR ENDED SEPTEMBER 30, 2014	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$867,746,227	$667,325,892
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	395,489,176	(32,591,869)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	467,713,787	849,681,070

Net Increase (Decrease) in Net Assets Resulting from Operations	1,730,949,190	1,484,415,093

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(217,737,169)	(205,343,348)
Class C Shares	(229,272,611)	(213,857,190)
Class I Shares	(321,305,859)	(265,016,275)
Class R3 Shares	(3,172,949)	(2,752,237)
Class R4 Shares	(1,442,451)	(1,115,335)
Class R5 Shares	(2,394,204)	(1,318,893)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	27,382,304	629,134,038
Class C Shares	778,778,530	831,493,667
Class I Shares	1,544,961,767	1,305,774,533
Class R3 Shares	18,411,872	10,859,379
Class R4 Shares	13,430,799	4,113,121
Class R5 Shares	22,689,436	23,739,677

Net Increase in Net Assets	3,361,278,655	3,600,126,230

NET ASSETS
Beginning of Year	15,135,608,445	11,535,482,215

End of Year	$18,496,887,100	$15,135,608,445

Undistributed net investment income	$113,393,754	$22,151,818

See notes to financial statements.

28    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may bear a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability

Certified Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

of a market quotation, create a question about the reliability of the investment’s market value. For example, on days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

30    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(b)
Assets
Investments in Securities*
Common Stock	$16,449,107,679	$16,314,233,283	$134,874,396	$—
Preferred Stock(a)	144,647,066	105,914,628	38,732,438	—
Asset Backed Securities	66,101,734	—	62,913,592	3,188,142
Corporate Bonds	1,185,680,712	—	1,165,761,868	19,918,844
Convertible Bonds	5,439,250	—	5,439,250	—
Municipal Bonds	2,909,149	—	2,909,149	—
U.S. Government Agencies	8,586,257	—	8,586,257	—
Loan Participations	123,640,458	—	86,791,535	36,848,923
Short Term Investments	203,896,690	—	203,896,690	—

Total Investments in Securities	$18,190,008,995	$16,420,147,911	$1,709,905,175	$59,955,909

Other Financial Instruments**
Forward Currency Contracts	$155,566,406	$—	$155,566,406	$—
Spot Currency	$110,978	$110,978	$—	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(3,942,852)	$—	$(3,942,852)	$—
Spot Currency	$(1,133)	$(1,133)	$—	$—

(a)	At September 30, 2014, industry classifications for Preferred Stock in Level 2 consist of $8,720,250 in Banks, $11,252,813 in Miscellaneous and $18,759,375 in Telecommunication Services.

(b)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU No. 2011-04”), unadjusted broker quotes were applied to certain portfolio securities characterized as Level 3 investments at September 30, 2014. In addition, one portfolio security characterized as a Level 3 investment representing $0 market value in Common Stock was fair valued by the Committee based on the inability to derive a fair value given no market activity after a restructuring event. One portfolio security characterized as a Level 3 investment representing $9,684,935 market value in Corporate Bonds was fair valued by the committee using an income approach based upon the present value of anticipated future cash flows and a discounted 4% internal rate of return derived from a third party expert provider. Securities characterized as level 3 investments representing $36,848,923 market value in Loan Participations were fair valued by the Committee using an income approach based upon the present value of anticipated future cash flows and discounted internal rates of return of 7.9% and 9.0% (weighted average of 8.45%) derived from a third party expert provider.

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no material transfers between Levels 1 and 2 for the year ended September 30, 2014, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2014 is as follows:

	COMMON STOCK	PREFERRED STOCK	ASSET BACKED SECURITIES	CORPORATE BONDS	LOAN PARTICIPATIONS	TOTAL(d)
Beginning Balance 9/30/2013	$—	$33,950,000	$7,162,750	$21,008,003	$41,251,578	$103,372,331
Accrued Discounts (Premiums)	—	—	23,230	196,232	—	219,462
Net Realized Gain (Loss)(a)	—	1,103,550	64,486	19,044	—	1,187,080
Gross Purchases	1,228,425	—	—	—	—	1,228,425
Gross Sales	—	(35,000,000)	(438,870)	(242,215)	(4,639,103)	(40,320,188)
Net Change in Unrealized Appreciation (Depreciation)(b)(e)	(1,228,425)	(53,550)	(123,454)	(1,062,220)	236,448	(2,231,201)
Transfers into Level 3(c)	—	—	—	—	—	—
Transfers out of Level 3(c)	—	—	(3,500,000)	—	—	(3,500,000)

Ending Balance 9/30/2014	$—	$—	$3,188,142	$19,918,844	$36,848,923	$59,955,909

(a)	Total amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2014.

Certified Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

(b)	Total amount of Net Change in Unrealized Appreciation (Depreciation) on investments recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2014.

(c)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2014. Transfers into or out of Level 3 would be indicative of pricing by an independent pricing service or increased market activity. Transfers are based upon the beginning market value of the period in which they occurred.

(d)	Level 3 investments represent 0.32% of total Net Assets at the year ended September 30, 2014. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

(e)	The Net Changes in Unrealized Appreciation (Depreciation) attributable to securities held at September 30, 2014, which were valued using significant unobservable inputs (Level 3) was negative $2,177,651. This is included within net change in unrealized appreciation (depreciation) on investments on the Statement of Operations.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash by entering into repurchase agreements under which the Fund delivers cash to a counterparty, the counterparty delivers securities as collateral, and the Fund is obligated to resell that collateral to the coun-terparty at an agreed upon price at the maturity date of the repurchase agreement. Securities pledged as collateral under repurchase agreements are held in custody with a third party custodian until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the counterparty’s obligations. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

32    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2014, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $1,978,892 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $444,628 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and for shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C, Class R3, Class R4, and Class R5 expenses do not exceed 1.90%, 1.50%, 1.40%, and 0.99%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2014, the Advisor contractually waived or reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,470,417 for Class C shares, $41,035 for Class R3 shares, $16,280 for Class R4 shares, and $53,067 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2014, fees paid indirectly were $3,085.

Certified Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, the Fund had transactions with affiliated funds in compliance with Rule 17a-7 under the 1940 Act of $49,999,000 in purchases and $49,999,167 in sales.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	48,612,162	$1,028,388,480	56,970,888	$1,125,365,545
Shares issued to shareholders in reinvestment of dividends	9,375,792	200,214,215	9,381,689	182,426,914
Shares repurchased	(55,979,046)	(1,201,220,391)	(34,776,902)	(678,658,421)

Net increase (decrease)	2,008,908	$27,382,304	31,575,675	$629,134,038

Class C Shares
Shares sold	56,872,819	$1,202,445,858	62,020,435	$1,225,172,608
Shares issued to shareholders in reinvestment of dividends	8,976,982	191,699,714	8,853,712	172,055,086
Shares repurchased	(28,974,490)	(615,367,042)	(28,937,060)	(565,734,027)

Net increase (decrease)	36,875,311	$778,778,530	41,937,087	$831,493,667

Class I Shares
Shares sold	118,183,924	$2,536,009,530	105,352,628	$2,095,655,160
Shares issued to shareholders in reinvestment of dividends	12,871,189	277,002,806	11,370,112	222,794,617
Shares repurchased	(59,386,156)	(1,268,050,569)	(51,415,753)	(1,012,675,244)

Net increase (decrease)	71,668,957	$1,544,961,767	65,306,987	$1,305,774,533

Class R3 Shares
Shares sold	1,473,125	$31,281,547	1,295,541	$25,313,825
Shares issued to shareholders in reinvestment of dividends	132,598	2,834,610	127,777	2,482,674
Shares repurchased	(737,624)	(15,704,285)	(865,614)	(16,937,120)

Net increase (decrease)	868,099	$18,411,872	557,704	$10,859,379

Class R4 Shares
Shares sold	1,061,369	$22,674,871	613,261	$12,094,390
Shares issued to shareholders in reinvestment of dividends	39,714	851,725	32,911	640,829
Shares repurchased	(473,144)	(10,095,797)	(439,983)	(8,622,098)

Net increase (decrease)	627,939	$13,430,799	206,189	$4,113,121

Class R5 Shares
Shares sold	1,791,210	$38,729,499	1,478,004	$29,474,397
Shares issued to shareholders in reinvestment of dividends	98,278	2,118,145	60,502	1,187,546
Shares repurchased	(853,331)	(18,158,208)	(349,610)	(6,922,266)

Net increase (decrease)	1,036,157	$22,689,436	1,188,896	$23,739,677

34    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments and U. S. Government obligations) of $9,024,097,654 and $6,585,102,204, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$16,149,636,079

Gross unrealized appreciation on a tax basis	$2,605,833,619
Gross unrealized depreciation on a tax basis	(565,460,703)

Net unrealized appreciation (depreciation) of Investments on a tax basis	$2,040,372,916

At September 30, 2014, the Fund had $73,215,117 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.

The Fund utilized $253,394,886 of capital loss carryforwards generated after September 30, 2011, during the year ended September 30, 2014.

The Fund utilized $277,855,916 of capital loss carryforwards generated prior to October 1, 2011, during the year ended September 30, 2014.

At September 30, 2014, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards of $445,145,452 expire in 2018.

In order to account for permanent book to tax differences, the Fund increased undistributed net investment income by $13,670,564 and decreased accumulated net realized loss by $7,503,476 and decreased net capital paid in on shares of beneficial interest by $6,167,088. This reclassification has no impact on the net asset value of the Fund. This reclassification results from foreign currency gains (losses), real estate investment trust (REIT), partnership and other investment tax adjustments.

The tax character of distributions paid during the years ended September 30, 2014, and September 30, 2013, was as follows:

	2014	2013
Distributions from:
Ordinary income	$775,325,243	$689,403,278
Capital gains	—	—

Total	$775,325,243	$689,403,278

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2014, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

Certified Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

The Fund entered into forward currency contracts during the year ended September 30, 2014 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the year ended September 30, 2014 was $3,344,744,540. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2014:

		OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT SEPTEMBER 30, 2014
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	COUNTER PARTY(a)	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Australian Dollar	Sell	248,239,700	SSB	11/10/2014	216,746,172	$11,904,933	$—
Australian Dollar	Buy	33,240,700	SSB	11/10/2014	29,023,538	—	(984,171)
Australian Dollar	Buy	50,725,400	SSB	11/10/2014	44,290,000	—	(2,958,681)
Euro	Sell	1,619,073,400	SSB	02/27/2015	2,047,288,221	90,779,157	—
Great Britain Pound	Sell	316,609,900	SSB	10/08/2014	513,245,474	11,187,164	—
Great Britain Pound	Sell	54,653,200	SSB	10/08/2014	88,596,432	3,280,516	—
Japanese Yen	Sell	9,541,372,500	BBH	12/09/2014	87,043,916	3,987,554	—
Japanese Yen	Sell	4,902,133,300	BBH	12/09/2014	44,721,122	1,233,650	—
Swiss Franc	Sell	320,503,400	SSB	10/07/2014	335,724,850	25,723,409	—
Swiss Franc	Sell	57,867,700	SSB	10/07/2014	60,615,971	5,303,833	—
Swiss Franc	Sell	38,403,100	SSB	10/07/2014	40,226,952	2,166,190	—

Total						$155,566,406	$(3,942,852)

(a)	Counterparties include State Street Bank and Trust Company (SSB) and Brown Brothers Harriman & Co. (BBH).

The foregoing forward currency contracts with State Street Bank and Trust Company (SSB) were entered into pursuant to an International Swaps and Derivatives Association (ISDA) Master Agreement. The foregoing forward currency contracts with Brown Brothers Harriman & Co. (BBH) were entered into pursuant to a written agreement with BBH. In the event of a default or termination under either the ISDA Master Agreement with SSB or the Agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement and the Agreement with BBH do not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At September 30, 2014, those recognized amounts are disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2014

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$155,566,406

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation
	on forward currency contracts	$(3,942,852)

36    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2014 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2014 is $151,623,554 ($146,402,350 attributable to the Fund’s contracts with SSB, and $5,221,204 attributable to the Fund’s contracts with BBH), and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2014 are disclosed in the following tables:

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$(15,734,294)	$(15,734,294)

AMOUNT OF NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$205,108,851	$205,108,851

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, credit risk, interest rate risk, high yield risk, prepayment risk, liquidity risk, and the risks associated with investments in smaller companies, non-U.S. issuers, and real estate investment trusts. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    37

FINANCIAL HIGHLIGHTS

    Thornburg Investment Income Builder Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF YEAR	NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)
CLASS A SHARES
2014(b)	$20.13	1.10	1.13	2.23	(0.98)	—	(0.98)	$21.38	5.21	1.18	1.18	1.18	11.19	38.81	$4,588,033
2013(b)	$18.90	1.03	1.27	2.30	(1.07)	—	(1.07)	$20.13	5.26	1.18	1.18	1.18	12.51	46.14	$4,281,060
2012(b)	$17.29	1.15	1.60	2.75	(1.14)	—	(1.14)	$18.90	6.32	1.20	1.20	1.20	16.26	40.96	$3,420,877
2011(b)	$18.31	1.12	(0.99)	0.13	(1.15)	—	(1.15)	$17.29	5.91	1.21	1.21	1.21	0.42	30.34	$2,734,845
2010(b)	$17.38	1.14	0.90	2.04	(1.11)	—	(1.11)	$18.31	6.47	1.25	1.25	1.25	12.08	35.50	$2,018,202
CLASS C SHARES
2014	$20.13	0.94	1.13	2.07	(0.83)	—	(0.83)	$21.37	4.44	1.90	1.90	1.93	10.36	38.81	$6,266,270
2013	$18.89	0.89	1.28	2.17	(0.93)	—	(0.93)	$20.13	4.55	1.90	1.90	1.94	11.78	46.14	$5,160,706
2012	$17.29	1.02	1.59	2.61	(1.01)	—	(1.01)	$18.89	5.63	1.90	1.90	1.97	15.43	40.96	$4,051,242
2011	$18.31	0.99	(0.99)	—	(1.02)	—	(1.02)	$17.29	5.23	1.90	1.90	1.96	(0.26)	30.34	$3,167,624
2010	$17.39	1.03	0.89	1.92	(1.00)	—	(1.00)	$18.31	5.86	1.90	1.90	2.02	11.32	35.50	$2,234,953
CLASS I SHARES
2014	$20.27	1.16	1.15	2.31	(1.05)	—	(1.05)	$21.53	5.45	0.86	0.86	0.86	11.54	38.81	$7,454,275
2013	$19.03	1.10	1.28	2.38	(1.14)	—	(1.14)	$20.27	5.58	0.85	0.85	0.85	12.94	46.14	$5,567,617
2012	$17.40	1.22	1.61	2.83	(1.20)	—	(1.20)	$19.03	6.67	0.89	0.89	0.89	16.61	40.96	$3,981,955
2011	$18.43	1.21	(1.02)	0.19	(1.22)	—	(1.22)	$17.40	6.31	0.87	0.87	0.87	0.74	30.34	$2,878,655
2010	$17.50	1.22	0.89	2.11	(1.18)	—	(1.18)	$18.43	6.87	0.93	0.93	0.93	12.39	35.50	$1,682,616
CLASS R3 SHARES
2014	$20.13	1.03	1.12	2.15	(0.91)	—	(0.91)	$21.37	4.84	1.49	1.49	1.55	10.80	38.81	$83,671
2013	$18.89	0.97	1.28	2.25	(1.01)	—	(1.01)	$20.13	4.96	1.49	1.49	1.70	12.23	46.14	$61,334
2012	$17.28	1.10	1.60	2.70	(1.09)	—	(1.09)	$18.89	6.05	1.50	1.50	1.59	15.94	40.96	$47,023
2011	$18.30	1.08	(1.00)	0.08	(1.10)	—	(1.10)	$17.28	5.67	1.50	1.50	1.58	0.13	30.34	$34,861
2010	$17.38	1.11	0.88	1.99	(1.07)	—	(1.07)	$18.30	6.27	1.50	1.50	1.69	11.75	35.50	$23,550
CLASS R4 SHARES
2014	$20.17	1.04	1.16	2.20	(0.95)	—	(0.95)	$21.42	4.88	1.35	1.35	1.40	11.00	38.81	$39,890
2013	$18.93	0.99	1.29	2.28	(1.04)	—	(1.04)	$20.17	5.05	1.37	1.37	1.41	12.35	46.14	$24,906
2012	$17.31	1.12	1.61	2.73	(1.11)	—	(1.11)	$18.93	6.14	1.39	1.39	1.53	16.10	40.96	$19,471
2011	$18.34	1.15	(1.06)	0.09	(1.12)	—	(1.12)	$17.31	6.02	1.40	1.40	1.65	0.19	30.34	$10,162
2010	$17.47	1.22	0.74	1.96	(1.09)	—	(1.09)	$18.34	6.89	1.40	1.40	3.60	11.52	35.50	$1,950
CLASS R5 SHARES
2014	$20.26	1.10	1.19	2.29	(1.03)	—	(1.03)	$21.52	5.15	0.99	0.99	1.10	11.40	38.81	$64,748
2013	$19.01	1.07	1.30	2.37	(1.12)	—	(1.12)	$20.26	5.37	0.99	0.98	1.05	12.80	46.14	$39,985
2012	$17.40	1.21	1.58	2.79	(1.18)	—	(1.18)	$19.01	6.61	0.99	0.99	1.29	16.44	40.96	$14,914
2011	$18.42	1.18	(1.00)	0.18	(1.20)	—	(1.20)	$17.40	6.16	0.99	0.99	1.51	0.68	30.34	$4,424
2010	$17.50	1.36	0.74	2.10	(1.18)	—	(1.18)	$18.42	7.67	0.99	0.99	2.35	12.31	35.50	$3,366

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

38 Certified Annual Report	Certified Annual Report 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Investment Income Builder Fund

To the Trustees and Shareholders of

Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

40    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 4/1/14	ENDING ACCOUNT VALUE 9/30/14	EXPENSES PAID DURING PERIOD† 4/1/14–9/30/14
CLASS A SHARES
Actual	$1,000.00	$1,026.90	$6.05
Hypothetical*	$1,000.00	$1,019.10	$6.03
CLASS C SHARES
Actual	$1,000.00	$1,023.30	$9.64
Hypothetical*	$1,000.00	$1,015.54	$9.60
CLASS I SHARES
Actual	$1,000.00	$1,028.50	$4.47
Hypothetical*	$1,000.00	$1,020.66	$4.45
CLASS R3 SHARES
Actual	$1,000.00	$1,025.30	$7.60
Hypothetical*	$1,000.00	$1,017.56	$7.57
CLASS R4 SHARES
Actual	$1,000.00	$1,026.00	$7.00
Hypothetical*	$1,000.00	$1,018.16	$6.97
CLASS R5 SHARES
Actual	$1,000.00	$1,027.90	$5.03
Hypothetical*	$1,000.00	$1,020.11	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.19%; C: 1.90%; I: 0.88%; R3: 1.50%; R4: 1.38%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    41

INDEX COMPARISON

Thornburg Investment Income Builder Fund	September 30, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Class A Shares (Incep: 12/24/02)	6.18%	11.58%	9.34%	9.01%	10.65%
Class C Shares (Incep: 12/24/02)	9.36%	12.50%	9.60%	8.82%	10.43%
Class I Shares (Incep: 11/3/03)	11.54%	13.68%	10.71%	9.89%	10.19%
Class R3 Shares (Incep: 2/1/05)	10.80%	12.97%	10.04%	—	8.46%
Class R4 Shares (Incep: 2/1/08)	11.00%	13.12%	10.10%	—	6.00%
Class R5 Shares (Incep: 2/1/07)	11.40%	13.52%	10.59%	—	6.85%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class C, I, R3, R4, and R5 shares.

42    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Investment Income Builder Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

Certified Annual Report    43

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

44    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    45

OTHER INFORMATION

Thornburg Investment Income Builder Fund	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2014, dividends paid by the Thornburg Investment Income Builder Fund of $775,325,243 are being reported as ordinary investment income for federal income tax purposes.

For the tax year ended September 30, 2014, the Fund is reporting 72.34% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 18.49% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2014 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2014, foreign source income and foreign taxes paid are $605,423,458 and $57,650,248, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2014. Complete information will be reported in conjunction with your 2014 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

46    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014 (Unaudited)

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the quality of portfolio trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the ten most recent calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, a blended performance benchmark and a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms, a broad-based securities index and a blended performance benchmark, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative measures of estimated earnings growth, portfolio volatility, risk and return, and (6) dividend distributions by the Fund.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the ten most recent calendar years since the Fund’s inception showed that the Fund’s investment return for the most recent calendar year was lower than the returns for the securities index and the blended benchmark, and was higher than the average return for the fund category, and that the returns for the Fund exceeded the returns of the index in six of the preceding nine years, exceeded the returns of the blended benchmark in seven of the nine years, and exceeded or were comparable to the average returns of the fund category in eight of the nine years. Noted quantitative data showed that the Fund’s annualized investment returns fell near the top quartile of performance of the first fund category for the one-year period ended with second quarter of the current year and fell in the top decile of performance of the category for the three-year, five-year and ten-year periods. Noted data also showed that the Fund’s annualized investment returns fell at the midpoint of performance of the second fund category for the one-year and three-year periods ended with the second quarter, fell at the top quartile for the five-year period and fell in the top decile of performance of the second category for the ten-year period. Data presented to the Trustees showed that the Fund’s annualized total return (net of expenses) over the period since the Fund’s inception exceeded the annualized returns for the securities index and the blended performance benchmark. Dividends paid with respect to shares of the Fund were noted as consistent with expectations and prevailing conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection considered a number of factors, including other fees and expenses charged to the Fund, the costs and profitability of the Advisor, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Fund.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses. Data considered included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the Fund’s advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, comparative expense data for a second representative share class, and related data. Data showed that the Fund’s advisory fee level was comparable to the median and slightly higher than the average levels for the fund category and that the level of total expense for a representative share class of the Fund was comparable to the median and slightly lower than the average expense level for the category. Peer group data showed the Fund’s advisory fee level was comparable to the median for the peer group, and that the total expense level for a representative share class of the Fund was comparable to the median for the fund peer group. Data for a second representative share class showed that the Fund’s total expense ratio was comparable to competing funds for which data was presented.

Certified Annual Report    47

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2014 (Unaudited)

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain adequate service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

48    Certified Annual Report

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of September 30, 2014, Thornburg managed approximately $74 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $395 million in Thornburg products as of September 30, 2014.

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Distributor: Thornburg Securities Corporation® 800.847.0200	TH857

Thornburg Global Opportunities Fund

Informational Brochure and Annual Report

SEPTEMBER 30, 2014

Thornburg

INVESTMENT MANAGEMENT

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By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve your access to records, and conserve natural resources. Go to **www.thornburg.com/edelivery** and sign up to receive shareholder reports, prospectuses, and proxy statements electronically.

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2    This page is not part of the Annual Report

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2014. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Impact to performance of IPOs, as disclosed in the following letter to shareholders, is calculated using the performance on the first day of the IPO, assuming that the acquired shares are held to the end of the first day.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Glossary

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 46 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI Emerging Markets Index – Free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Earnings Per Share (EPS) – The total earnings divided by the number of shares outstanding.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Multiple – A term that measures some aspect of a company’s financial well-being, determined by dividing one metric by another metric. The metric in the numerator is typically larger than the one in the denominator, because the top metric is usually supposed to be many times larger than the bottom metric.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share. Forward P/E is not intended to be a forecast of the Fund’s future performance.

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Portfolio Managers

W. Vinson Walden, CFA    Brian McMahon

Objectives and Strategies

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.

Focused Global Value Investing

At Thornburg Investment Management, we believe that the soundest long-term investments are conceptually simple and grounded in common sense. We created the Thornburg Global Opportunities Fund to pursue that philosophy over eight years ago, in 2006. We attempt to capitalize on what Thornburg is best known for: fundamentally oriented, bottom-up research based on a flexible approach to uncovering value. The Fund is well diversified, yet focused on a limited number of holdings which the management team believes are undervalued by the market.

The strategy is straightforward — to maintain a globally diversified, focused portfolio of value-oriented holdings. Each stock is analyzed on its own merits, and the team then combines those selected into a portfolio with, in their view, attractive long-term prospects. The result: the Fund looks quite unlike either the MSCI All Country World Index (ACWI) or its global-stock-fund peers. The management team has been constant since the inception of the Fund, and the results have been satisfying. Now in its ninth year of operations, the Fund has added significant value over the long term versus world equity benchmarks.

The Thornburg Global Opportunities Fund is distinctive in the marketplace. Currently, assets in the global stock fund universe are concentrated in a small number of very large funds. Because they are so large, these funds ordinarily invest in the largest companies in the world, and/or spread their assets across many holdings. About 63% of assets in the world stock fund category are concentrated in just ten funds, and the average world stock fund holds approximately 176 stocks (as of 9/30/14). In contrast, the Thornburg Global Opportunities Fund is typically focused on 30 to 40 stocks that the management team believes have a compelling combination of quality, promise, and value characteristics

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Key Portfolio Attributes

As of September 30, 2014

Portfolio P/E Trailing 12-months*	23.4x

Portfolio Price to Cash Flow*	9.9x

Portfolio Price to Book Value*	2.1x

Median Market Cap*	$22.7 B

7-Year Beta (A Shares vs. MSCI ACWI)*	1.11

Number of Companies	36

*	Source: FactSet

Market Capitalization Exposure

As of September 30, 2014

Asset Structure

As of September 30, 2014

Average Annual Total Returns

For Periods Ended September 30, 2014

	1 YR	3 YRS	5 YRS	SINCE INCEPTION
A Shares (Incep: 7/28/06)
Without sales charge	20.85%	22.85%	13.76%	10.84%
With sales charge	15.40%	20.97%	12.72%	10.22%
MSCI All Country World Index (Since: 7/28/06)	11.32%	16.61%	10.07%	5.24%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.48%, as disclosed in the most recent Prospectus.

Stocks Contributing and Detracting

For the Year Ended September 30, 2014

TOP CONTRIBUTORS	TOP DETRACTORS
Level 3 Communications, Inc.	PDG Realty SA
Numericable Group SA	Frank’s International NV
Valeant Pharmaceuticals International, Inc.	General Motors Co.
Paradise Co., Ltd.	Mineral Resources Ltd.
Ryman Hospitality Properties, Inc.	Gaming and Leisure Properties, Inc.

Source: FactSet

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Thornburg Global Opportunities Fund

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

Thornburg Global Opportunities Fund	September 30, 2014 (Unaudited)

October 21, 2014

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg Global Opportunities Fund’s investment activities for the six- and twelve-month periods ended September 30, 2014.

For the fiscal year ended September 30, 2014, the Fund’s net asset value (NAV) per share increased by $4.02, or 20.38%. Total return for the Class A shares for the fiscal year was 20.85%, versus 11.32% for the benchmark MSCI All Country World Index. The Fund’s total return includes reinvestment of dividends paid of 8¢ per Class A share. The dividends per share were higher for Class I, R4 and R5 shares, and lower on the Class C and R3 shares, to account for varying class-specific expenses. In the six months ended September 30, 2014, the Fund’s NAV per Class A share increased 7.18% from $22.15 to $23.74.

Performance comparisons of the Fund to the MSCI All Country World Index over various time periods are shown on page 5 of the information accompanying this report and on our website, thornburg.com. The performance of the Fund has compared well to its benchmark over most time periods since inception in July 2006. It outperformed the MSCI All Country World Index by 9.53% for the 12-month period ended September 30, 2014, following outperformance of 6.77% for the prior fiscal year ended September 30, 2013. Fund investments in initial public offerings contributed 1.85% to performance for the fiscal year ended September 30, 2014. From inception on July 28, 2006 through September 30, 2014, the Fund outperformed the same index by an average margin of approximately 5% per year, as shown on page 5. Cumulative total return since inception is 131.93% (for the A shares without sales charge) versus 51.82% for the index. Over this same period, the Fund exhibited share-price volatility, as measured by weekly beta, nominally lower than that of the index.1

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.48%, as disclosed in the most recent Prospectus.

In addition to its performance relative to its benchmark, the Fund also ranks favorably compared to its peers. Table 1 displays the Fund’s ranking by performance percentile relative to the Morningstar World Stock category (lower numbers represent higher ranking).

Table I Thornburg Global Opportunities Fund

Percent Rank in Category

	1-YEAR	3-YEAR	5-YEAR	SINCE INCEPTION
Class A	4%	2%	7%	1%
Class I	3%	1%	6%	1%
Funds in Category	1,150	901	780	590

Based on total returns as of September 30, 2014.

We urge fellow shareholders to maintain a long-term investment perspective. Recent years have been notably rewarding for equity investors: the MSCI AC World Index has returned over 15% per annum in the trailing three-year period ended September 30, 2014. However, there have been significant short-term declines along the way, and we continue to expect periods of volatility and disappointment. Despite its long-term performance advantage, the Fund has underperformed the index in 10 out of 32 calendar quarters since inception.

We do not expect to pay any capital gain distribution for 2014. As of September 30, 2014, the Fund had tax-basis realized capital losses of approximately $108 million, which may be carried forward to offset future capital gains, to the extent permitted by regulations.

In assessing the performance of your Fund, it is constructive to consider the performance in U.S. dollars of the sector components of our benchmark, the MSCI All Country World Index, over the fiscal year ended September 30, 2014:

1.	For the index, all ten sectors showed positive total returns, with a range of 2% (materials) to more than 25% (health care). The Fund had no investments in utilities and only one modest sized investment in a basic materials firm during the period under review, which aided relative performance. Our investments in each of the other eight sectors produced positive returns for the Fund.

2.	On average over the course of the year, the Fund’s investments in the following sectors comprised the largest weightings in the portfolio: information technology (23% weight), financials (17%), and consumer discretionary (16%).

3.	Holdings in the information technology and financials sectors were the strongest contributors to the Fund’s absolute performance during the fiscal year. Relative to the index, our strongest sectors were information technology, telecommunication services, and consumer discretionary.

4.	Our results in information technology were led by investments in Apple and Micron Technology, which each produced returns above 40%. Apple benefited from strong product launches throughout the year while Micron’s valuation reflected improving profitability compared to its own history, due to consolidation of the memory chip industry.

5.

The appreciation of Level 3 Communications, which posted a 71% return for the year, drove the Fund’s outperformance in the telecommunication services sector. Level 3 owns and operates a global fiber-optic communications network from its headquarters

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014 (Unaudited)

in Colorado. This year the company has reported notable improvements in efficiency and balance-sheet strength; in addition, its operations in Latin America continue to grow at a healthy pace.

6.	In consumer discretionary, our investments in the newly listed French cable company Numericable Group SA and the South Korean-based casino operator Paradise Co. drove the Fund’s outperformance vis-à-vis the MSCI AC World Index consumer discretionary sector as a whole. Numericable, which generated a return of 69%, announced a large acquisition during the year which could generate significant synergies and improve its product offering. Paradise produced a 45% return as it continued to benefit from increasing demand from Northern China, an underpenetrated gaming region.

7.	In financials, our holdings in hotel owner Ryman Hospitalities and Dutch financial group ING were standouts, each producing a return of over 35% during the year, as compared with about 8.9% for that sector in the index.

Among our other investments, significant positive contributors to the Fund’s fiscal year performance included Bank of America, Brasil Foods, Capital One, Google, and Valeant Pharmaceuticals. Lately, Valeant has been in the news as a result of its proposed acquisition of U.S. pharmaceutical firm Allergan, which is being contested.

Several holdings from various industries also detracted from overall results. These included PDG Realty, Franks International, General Motors, Mineral Resources, Eurobank Ergasias, and Galaxy Entertainment Group. During the year, we sold PDG Realty and Franks International due to doubts about our original investment thesis; we continue to closely follow developments among these other investments.

Some of the detractors listed above (Franks International, Galaxy Entertainment, and Mineral Resources) were affected by a common denominator: slowing growth in China. Growth expectations for the Chinese economy, which is a big driver of demand for these companies, have continued to drift down over the course of 2014. As recently as 2011, the Beijing government was still targeting a GDP growth rate in the 9% area, whereas the actual growth for 2014 looks to be closer to 7.5%.2 Much of this is linked to the real estate sector, where investment has inevitably slowed. In the meantime numerous policy reforms are ongoing (e.g. of state-owned enterprises, the mortgage finance market, and the “hukou” migration regulations), to promote the rebalancing of China’s economy. We continue to monitor this situation.3

Softening demand for industrial commodities this year, following many years of supply growth, has led to price weakness for most producers. Our investment in Bankers Petroleum, though a strong contributor over the fiscal year, has been negatively impacted by oil price declines in recent months. See Chart I.

At September 30, 2014, domestic stocks comprised approximately 38% of your portfolio; foreign stocks around 52%; and cash the remaining 10%. We have hedged more than 50% of the currency risk associated with your Fund’s euro equity holdings (~14% of the portfolio is invested in companies based in European Monetary Union countries). For now, we do not hedge the currency risk of our Canadian dollar or non-yen Asian currency-denominated holdings, and we retain a hedge of less than 50% with respect to your Fund’s Swiss holdings. The average price/earnings multiple of the 36 stocks in the portfolio as of September 30, 2014, was 16.3x on a forward basis, using estimates provided by portfolio and market data providers FactSet and IBES. For comparative reference, the forward price/earnings multiple of the MSCI AC World Index at September 30, 2014 was approximately 15.3x, also using estimates compiled by FactSet and IBES.

Chart I | Industrial Commodities: Recent Price Performance*

Top equity holdings, and other portfolio data about Global Opportunities Fund are summarized on page 10 of this report.

Among the world’s large economies, a divergence of macroeconomic trends this year makes for a more varied outlook, and a likely separation of monetary policies and other macro factors over the medium term. We do not expect to have clear answers to the important macro-economic questions in the coming months. There will be news from day-to-day that will feed hopes or fan despair, thereby moving the prices of financial assets significantly. Recently, we have faced a barrage of concerns about Russian aggression in Eastern Europe, the human and economic costs associated with Ebola, Middle East stability, economic slowdown in Europe, and the rapid collapse of oil prices from mid-August to mid-October. Prices of many stocks in the Global Opportunities Fund have declined in recent weeks, even if they have business realities that are quite removed from these issues. We have made portfolio adjustments to try to take advantage of this volatility.

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014 (Unaudited)

Since 2009, the market has become accustomed to Federal Reserve monetary policies that have kept short-term interest rates near zero and have featured bond purchases totaling more than $3.5 trillion by the U.S. central bank (funded by newly created money). For the record, total assets of all U.S. taxable and municipal bond funds combined are just under $3.5 trillion, so the incremental demand for U.S. bonds by the Fed in the last five years exceeds that of millions of mutual fund investors over several generations. The Federal Reserve bond buying spree has had the deliberate effects of (i) reducing interest rates by substantially increasing the demand for bonds; and (ii) forcing saver/investors into riskier assets to the extent they want positive investment income after taxes and inflation. Some other central banks have pursued similar policies. These accommodative monetary policies have had a positive impact on the prices of most financial assets, here and abroad.

For now, the U.S. economy appears to be weathering the “tapering” of Federal Reserve bond purchases reasonably well. Recent U.S. economic data have been encouraging. One example: new weekly claims for unemployment benefits, which have averaged about 365,000 per week since 1967, have been below 300,000 in recent months and hit 264,000 during the week of this writing. The size of the U.S. non-farm labor force, now around 140 million, averaged 108 million over the last 47 years. The recent levels of new claims for unemployment benefits, relative to the current size of the U.S. labor force, provide evidence of strong economic performance. The 9% annual increase in government receipts for the U.S. government budget year ended September 30, 2014 provides additional evidence. At some point we expect U.S. monetary policy to normalize, since our economy has already done so.

Much of the rest of the world is muddling along with barely positive economic growth. Global economic expansion, while positive in 2014, has been below prior expectations. Thus it has become increasingly difficult for firms to report revenue improvement, but corporate balance sheets are generally in good shape and managements are improving profitability via tax management, share repurchases, and labor efficiencies. Earnings expectations for the MSCI All Country World Index portfolio have been reduced for 2014 and 2015 in recent quarters, but not dramatically.

It’s important to note that, since inception of the Thornburg Global Opportunities Fund in 2006, our strategy has been based on fundamental analysis of individual businesses, not macroeconomic forecasts. We construct the portfolio, as always, on a diversified basis with risk management in mind. We have managed the Fund through a wide variety of macroeconomic settings over its 8+ year life. Looking forward, we believe the confluence of economic and other forces will continue to create opportunities for long-term investors.

Thank you for being a shareholder of Thornburg Global Opportunities Fund. Remember that you can review descriptions of many of the stocks in your portfolio on our internet site, www.thornburg.com/funds.

Best wishes for a great holiday season and New Year.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Portfolio Manager	Portfolio Manager
CEO & Chief Investment Officer	Managing Director

[1]	Beta measurement of 0.98 provided by Bloomberg; a measure greater than one is more volatile than the index against which the Fund is compared; a measure lower than one is less volatile.

[2]	“ADB sees China meeting 2014 GDP target,” South China Morning Post, http://www.scmp.com/business/economy/article/1600180/adb-sees-china-meeting-2014-gdp-target-cuts-view-hk.

[3]

For more discussion of Galaxy Entertainment and other Fund holdings, see this recent interview: “Paths to Success, an interview with portfolio managers of Thornburg Global Opportunities Fund,” Value Investor Insight, August 29, 2014, http://www.thornburg.com/articles.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	September 30, 2014

Top Ten Equity Holdings

As of 9/30/14

Valeant Pharmaceuticals International, Inc.	5.4%
Level 3 Communications, Inc.	4.8%
Barratt Developments plc	4.6%
Citigroup, Inc.	4.4%
InterXion Holding NV	4.3%
Numericable SAS	4.3%
EchoStar Corp.	3.9%
Express Scripts Holding Company	3.7%
Micron Technology, Inc.	3.4%
Ryman Hospitality Properties, Inc.	3.4%

Summary of Industry Group Exposure

As of 9/30/14

Software & Services	12.1%
Banks	11.1%
Pharmaceuticals, Biotechnology & Life Sciences	9.5%
Technology Hardware & Equipment	7.0%
Real Estate	5.1%
Consumer Services	5.1%
Telecommunication Services	4.8%
Consumer Durables & Apparel	4.6%
Media	4.3%
Health Care Equipment & Services	3.7%
Automobiles & Components	3.4%
Semiconductors & Semiconductor Equipment	3.4%
Commercial & Professional Services	2.9%
Transportation	2.4%
Household & Personal Products	2.3%
Diversified Financials	2.2%
Energy	2.1%
Capital Goods	1.7%
Food, Beverage & Tobacco	1.3%
Food & Staples Retailing	1.1%
Other Assets & Liabilities	9.9%

Summary of Country Exposure*

As of 9/30/14 (percent of equity holdings)

United States	42.4%
Canada	11.8%
China	8.0%
United Kingdom	7.9%
Netherlands	7.6%
France	4.8%
South Korea	3.9%
Australia	3.2%
Belgium	2.6%
Ireland	1.9%
Greece	1.8%
Switzerland	1.7%
Brazil	1.4%
Italy	1.0%

*	The country exposure of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 90.07%
AUTOMOBILES & COMPONENTS — 3.41%
Auto Components — 2.47%
Delphi Automotive plc	356,442	$21,864,152
Automobiles — 0.94%
General Motors Co.	260,586	8,323,117

		30,187,269

BANKS — 11.08%
Banks — 11.08%
Citigroup, Inc.	747,761	38,748,975
[a] Citizens Financial Group, Inc.	982,486	23,009,822
[a] Eurobank Ergasias SA	35,465,756	13,976,053
[a] ING Groep N.V.	1,563,244	22,331,098

		98,065,948

CAPITAL GOODS — 1.75%
Trading Companies & Distributors — 1.75%
Fly Leasing Ltd. ADR	1,206,813	15,459,275

		15,459,275

COMMERCIAL & PROFESSIONAL SERVICES — 2.89%
Commercial Services & Supplies — 2.89%
Mineral Resources Ltd.	3,354,843	25,554,800

		25,554,800

CONSUMER DURABLES & APPAREL — 4.63%
Household Durables — 4.63%
Barratt Developments plc	6,385,602	41,004,350

		41,004,350

CONSUMER SERVICES — 5.07%
Hotels, Restaurants & Leisure — 5.07%
Galaxy Entertainment Group Ltd.	3,886,185	22,571,839
Paradise Co. Ltd.	682,174	22,335,098

		44,906,937

DIVERSIFIED FINANCIALS — 2.15%
Capital Markets — 0.68%
UBS AG	343,138	5,987,932
Consumer Finance — 1.47%
Capital One Financial Corp.	159,767	13,040,183

		19,028,115

ENERGY — 2.07%
Oil, Gas & Consumable Fuels — 2.07%
[a] Bankers Petroleum Ltd.	3,800,904	18,292,667

		18,292,667

FOOD & STAPLES RETAILING — 1.14%
Food & Staples Retailing — 1.14%
Walgreen Co.	169,980	10,074,715

		10,074,715

FOOD, BEVERAGE & TOBACCO — 1.26%
Food Products — 1.26%
BRF SA	469,671	11,175,013

		11,175,013

HEALTH CARE EQUIPMENT & SERVICES — 3.69%
Health Care Providers & Services — 3.69%
[a] Express Scripts Holding Company	462,002	32,631,201

		32,631,201

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE
HOUSEHOLD & PERSONAL PRODUCTS — 2.33%
Personal Products — 2.33%
[a] Ontex Group N.V.	827,619	$20,587,667

		20,587,667

MEDIA — 4.32%
Media — 4.32%
[a] Numericable Group SAS	716,520	38,236,289

		38,236,289

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.45%
Pharmaceuticals — 9.45%
Concordia Healthcare Corp.	856,041	28,220,040
Roche Holding AG	26,580	7,881,845
[a] Valeant Pharmaceuticals International, Inc.	362,679	47,583,485

		83,685,370

REAL ESTATE — 5.12%
Real Estate Investment Trusts — 5.12%
Ryman Hospitality Properties, Inc.	627,021	29,658,093
Gaming and Leisure Properties, Inc.	506,884	15,662,716

		45,320,809

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.35%
Semiconductors & Semiconductor Equipment — 3.35%
[a] Micron Technology, Inc.	866,335	29,680,637

		29,680,637

SOFTWARE & SERVICES — 12.14%
Information Technology Services — 4.33%
[a] InterXion Holding NV	1,383,087	38,297,679
Internet Software & Services — 7.81%
[a] Alibaba Group Holding Ltd. ADR	151,740	13,482,099
[a] Baidu, Inc. ADR	125,643	27,419,072
[a] Google, Inc. Class A	25,156	14,802,042
[a] Google, Inc. Class C	23,238	13,416,692

		107,417,584

TECHNOLOGY HARDWARE & EQUIPMENT — 7.05%
Communications Equipment — 4.77%
[a] EchoStar Corp.	708,856	34,563,819
[a] EI Towers SpA	144,842	7,685,425
Technology, Hardware, Storage & Periphals — 2.28%
Apple, Inc.	109,642	11,046,431
Samsung Electronics Co. Ltd.	8,107	9,096,127

		62,391,802

TELECOMMUNICATION SERVICES — 4.79%
Diversified Telecommunication Services — 4.79%
[a] Level 3 Communications, Inc.	926,505	42,369,074

		42,369,074

TRANSPORTATION — 2.38%
Airlines — 2.38%
American Airlines Group, Inc.	595,000	21,110,600

		21,110,600

TOTAL COMMON STOCK (Cost $642,220,443)		797,180,122

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE
SHORT TERM INVESTMENTS — 8.63%
Ameren Illinois Co., 0.20%, 10/1/2014	$11,400,000	$11,400,000
Apache Corp., 0.26%, 10/6/2014	13,000,000	12,999,531
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 9/30/2014 due 10/1/2014, repurchase price $13,000,083 collateralized by 13 corporate debt securities, having an average coupon of 4.24%, a minimum credit rating of BBB-, maturity dates from 9/15/2017 to 4/1/2044, and having an aggregate market value of $13,956,749 at 9/30/2014	13,000,000	13,000,000
CenterPoint Energy, Inc., 0.20%, 10/1/2014	13,000,000	13,000,000
Hitachi America, Ltd., 0.32%, 10/6/2014	13,000,000	12,999,422
Kansas City Power & Light, 0.22%, 10/1/2014	13,000,000	13,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $76,398,953)		76,398,953

TOTAL INVESTMENTS — 98.70% (Cost $718,619,396)		$873,579,075
OTHER ASSETS LESS LIABILITIES — 1.30%		11,521,264

NET ASSETS — 100.00%		$885,100,339

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
SPA	Standby Purchase Agreement

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	September 30, 2014

ASSETS
Investments at value (cost $718,619,396) (Note 2)	$873,579,075
Cash	77,828
Receivable for investments sold	2,590,486
Receivable for fund shares sold	6,882,894
Unrealized appreciation on forward currency contracts (Note 7)	6,910,287
Dividends receivable	1,167,795
Dividend and interest reclaim receivable	154,823
Interest receivable	83
Prepaid expenses and other assets	52,923

Total Assets	891,416,194

LIABILITIES
Payable for investments purchased	4,847,718
Payable for fund shares redeemed	535,440
Unrealized depreciation on forward currency contracts (Note 7)	53,576
Payable to investment advisor and other affiliates (Note 3)	724,637
Accounts payable and accrued expenses	154,340
Dividends payable	144

Total Liabilities	6,315,855

NET ASSETS	$885,100,339

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(997,444)
Net unrealized appreciation on investments and foreign currency translations	161,868,547
Accumulated net realized gain (loss)	(111,949,097)
Net capital paid in on shares of beneficial interest	836,178,333

$885,100,339

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($207,227,271 applicable to 8,728,487 shares of beneficial interest outstanding - Note 4)	$23.74
Maximum sales charge, 4.50% of offering price	1.12

Maximum offering price per share	$24.86

Class C Shares:
Net asset value and offering price per share* ($143,506,314 applicable to 6,178,153 shares of beneficial interest outstanding - Note 4)	$23.23

Class I Shares:
Net asset value, offering and redemption price per share ($453,511,260 applicable to 19,065,312 shares of beneficial interest outstanding - Note 4)	$23.79

Class R3 Shares:
Net asset value, offering and redemption price per share ($2,181,605 applicable to 92,621 shares of beneficial interest outstanding - Note 4)	$23.55

Class R4 Shares:
Net asset value, offering and redemption price per share ($4,461,939 applicable to 189,299 shares of beneficial interest outstanding - Note 4)	$23.57

Class R5 Shares:
Net asset value, offering and redemption price per share ($74,211,950 applicable to 3,117,433 shares of beneficial interest outstanding - Note 4)	$23.81

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Year Ended September 30, 2014

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $247,564)	$8,201,187
Interest income	122,901

Total Income	8,324,088

EXPENSES
Investment advisory fees (Note 3)	5,742,330
Administration fees (Note 3)
Class A Shares	181,498
Class C Shares	140,140
Class I Shares	170,963
Class R3 Shares	2,491
Class R4 Shares	3,780
Class R5 Shares	30,750
Distribution and service fees (Note 3)
Class A Shares	363,827
Class C Shares	1,123,108
Class R3 Shares	9,975
Class R4 Shares	7,569
Transfer agent fees
Class A Shares	137,451
Class C Shares	119,957
Class I Shares	338,832
Class R3 Shares	5,974
Class R4 Shares	10,711
Class R5 Shares	63,908
Registration and filing fees
Class A Shares	26,145
Class C Shares	19,428
Class I Shares	31,709
Class R3 Shares	14,939
Class R4 Shares	17,493
Class R5 Shares	17,580
Custodian fees (Note 3)	167,432
Professional fees	65,130
Accounting fees	21,332
Trustee fees	20,087
Other expenses	95,252

Total Expenses	8,949,791
Less:
Expenses reimbursed by investment advisor (Note 3)	(410,182)

Net Expenses	8,539,609

Net Investment Loss	$(215,521)

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Year Ended September 30, 2014

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$42,536,571
Forward currency contracts (Note 7)	486,910
Foreign currency transactions	(61,787)

42,961,694

Net change in unrealized appreciation (depreciation) on:
Investments	61,269,346
Foreign currency translations	15,443
Forward currency contracts (Note 7)	7,455,702

68,740,491

Net Realized and Unrealized Gain	111,702,185

Net Increase in Net Assets Resulting from Operations	$111,486,664

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund

	YEAR ENDED SEPTEMBER 30, 2014	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(215,521)	$3,028,820
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	42,961,694	34,117,989
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	68,740,491	55,095,058

Net Increase (Decrease) in Net Assets Resulting from Operations	111,486,664	92,241,867

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(535,375)	(718,838)
Class C Shares	(72,787)	—
Class I Shares	(2,665,731)	(3,552,432)
Class R3 Shares	(4,336)	(15,293)
Class R4 Shares	(13,693)	(18,722)
Class R5 Shares	(428,753)	(880,174)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	88,026,299	1,325,826
Class C Shares	37,592,422	(6,075,308)
Class I Shares	148,583,481	38,975,631
Class R3 Shares	174,028	481,465
Class R4 Shares	1,826,623	460,617
Class R5 Shares	14,348,287	(11,216,085)

Net Increase in Net Assets	398,317,129	111,008,554

NET ASSETS
Beginning of Year	486,783,210	375,774,656

End of Year	$885,100,339	$486,783,210

Distribution in excess of net investment income	$(997,444)	$(1,505,544)

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. For example, on days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014

pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$797,180,122	$797,180,122	$—	$—
Short Term Investments	76,398,953	—	76,398,953	—

Total Investments in Securities	$873,579,075	$797,180,122	$76,398,953	$—
Other Financial Instruments**
Forward Currency Contracts	$6,910,287	$—	$6,910,287	$—
Spot Currency	$12,018	$12,018	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(53,576)	$—	$(53,576)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2014, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash by entering into repurchase agreements under which the Fund delivers cash to a counterparty, the counterparty delivers securities as collateral, and the Fund is obligated to resell that collateral to the coun-terparty at an agreed upon price at the maturity date of the repurchase agreement. Securities pledged as collateral under repurchase agreements are held in custody with a third party custodian until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the counterparty’s obligations. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2014, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $71,020 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $8,706 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class I, Class R3, Class R4, and Class R5 expenses do not exceed 0.99%, 1.50%, 1.40%, and 0.99%, respectively. The agreement may be

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014

terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2014, the Advisor contractually waived or reimbursed certain class specific expenses, administrative fees, and distribution fees of $295,645 for Class I shares, $21,783 for Class R3 shares, $25,001 for Class R4 shares, and $67,753 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2014, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,052,565	$116,337,625	1,046,884	$18,540,353
Shares issued to shareholders in reinvestment of dividends	22,873	511,661	37,924	680,864
Shares repurchased	(1,258,744)	(28,822,987)	(1,001,012)	(17,895,391)

Net increase (decrease)	3,816,694	$88,026,299	83,796	$1,325,826

Class C Shares
Shares sold	2,075,521	$46,986,621	428,607	$7,505,412
Shares issued to shareholders in reinvestment of dividends	3,176	65,901	—	—
Shares repurchased	(431,040)	(9,460,100)	(789,625)	(13,580,720)

Net increase (decrease)	1,647,657	$37,592,422	(361,018)	$(6,075,308)

Class I Shares
Shares sold	9,089,512	$208,338,592	4,300,906	$78,134,818
Shares issued to shareholders in reinvestment of dividends	101,301	2,305,745	184,266	3,302,095
Shares repurchased	(2,751,982)	(62,060,856)	(2,403,672)	(42,461,282)

Net increase (decrease)	6,438,831	$148,583,481	2,081,500	$38,975,631

Class R3 Shares
Shares sold	19,984	$453,631	36,597	$621,846
Shares issued to shareholders in reinvestment of dividends	96	2,008	359	6,326
Shares repurchased	(11,991)	(281,611)	(8,663)	(146,707)

Net increase (decrease)	8,089	$174,028	28,293	$481,465

Class R4 Shares
Shares sold	107,381	$2,461,793	54,964	$960,249
Shares issued to shareholders in reinvestment of dividends	525	11,587	1,032	18,376
Shares repurchased	(28,952)	(646,757)	(29,237)	(518,008)

Net increase (decrease)	78,954	$1,826,623	26,759	$460,617

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT

Class R5 Shares
Shares sold	1,105,718	$24,997,109	134,426	$2,354,735
Shares issued to shareholders in reinvestment of dividends	18,870	428,753	49,731	880,175
Shares repurchased	(488,449)	(11,077,575)	(833,812)	(14,450,995)

Net increase (decrease)	636,139	$14,348,287	(649,655)	$(11,216,085)

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $605,027,282 and $368,296,944, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$721,498,749

Gross unrealized appreciation on a tax basis	$164,423,560
Gross unrealized depreciation on a tax basis	(12,343,234)

Net unrealized appreciation (depreciation) on investments (tax basis)	$152,080,326

The Fund utilized $46,310,823 of capital loss carryforwards during the year ended September 30, 2014.

At September 30, 2014, the Fund had cumulative tax basis capital losses of $103,590,213 generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

In order to account for permanent book/tax differences, the Fund decreased distribution in excess of net investment income by $4,477,265, increased accumulated net realized loss by $4,377,649 and decreased net capital paid in on shares of beneficial interest by $99,616. This reclassification has no impact on the net asset value of the Fund. This reclassification is due primarily to passive foreign investment company ordinary income, foreign currency gains, and return of capital tax adjustments.

At September 30, 2014, the Fund had undistributable tax basis ordinary income of $391,754 and no undistributed tax basis capital gains.

The tax character of distributions paid during the years ended September 30, 2014, and September 30, 2013, was as follows:

	2014	2013
Distributions from:
Ordinary income	$3,720,675	$5,185,459
Capital gains	—	—

Total	$3,720,675	$5,185,459

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2014, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014

will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2014 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the year ended September 30, 2014 was $83,009,009. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2014:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT SEPTEMBER 30, 2014
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Australian Dollar	Sell	10,780,200	11/10/2014	9,412,544	$563,992	$—
Australian Dollar	Sell	5,564,700	11/10/2014	4,858,721	266,869	—
Australian Dollar	Sell	2,985,900	11/10/2014	2,607,087	152,094	—
Australian Dollar	Sell	3,426,600	11/10/2014	2,991,876	37,273	—
Euro	Sell	54,948,600	02/11/2015	69,472,203	4,014,406	—
Euro	Sell	12,813,300	02/11/2015	16,200,016	812,203	—
Euro	Sell	18,045,900	02/11/2015	22,815,657	515,941	—
Swiss Franc	Sell	4,658,000	10/03/2014	4,879,060	409,315	—
Swiss Franc	Sell	1,506,700	10/03/2014	1,578,205	138,194	—
Swiss Franc	Buy	1,233,900	10/03/2014	1,292,458	—	(14,435)
Swiss Franc	Buy	2,082,800	10/03/2014	2,181,646	—	(39,141)

Total					$6,910,287	$(53,576)

The foregoing forward currency contracts were entered into pursuant to an International Swaps and Derivatives Association (ISDA) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At September 30, 2014, those recognized amounts are disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2014
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$6,910,287

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(53,576)

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2014 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2014 is $6,856,711, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2014 are disclosed in the following tables:

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$486,910	$486,910

AMOUNT OF NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$7,455,702	$7,455,702

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Certified Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Global Opportunities Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)+								RATIOS TO AVERAGE NET ASSETS					SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF YEAR	NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)
CLASS A SHARES
2014(b)	$19.72	(0.03)	4.13	4.10	(0.08)	—	(0.08)	$23.74	(0.15)	1.41	1.41	1.41		20.85	60.29	$207,227
2013(b)	$15.97	0.11	3.79	3.90	(0.15)	—	(0.15)	$19.72	0.60	1.46	1.46	1.46		24.50	66.12	$96,855
2012(b)	$13.15	0.14	2.89	3.03	(0.21)	—	(0.21)	$15.97	0.94	1.49	1.49	1.49		23.22	66.07	$77,103
2011(b)	$13.98	0.18	(0.82)	(0.64)	(0.19)	—	(0.19)	$13.15	1.13	1.48	1.48	1.48		(4.81)	70.33	$73,538
2010(b)	$13.10	0.18	0.86	1.04	(0.16)	—	(0.16)	$13.98	1.29	1.47	1.47	1.47		7.98	66.27	$92,927
CLASS C SHARES
2014	$19.38	(0.20)	4.07	3.87	(0.02)	—	(0.02)	$23.23	(0.92)	2.17	2.17	2.17		19.96	60.29	$143,506
2013	$15.69	(0.03)	3.72	3.69	—	—	—	$19.38	(0.18)	2.22	2.22	2.22		23.52	66.12	$87,808
2012	$12.98	0.02	2.84	2.86	(0.15)	—	(0.15)	$15.69	0.17	2.27	2.27	2.27		22.21	66.07	$76,738
2011	$13.83	0.06	(0.80)	(0.74)	(0.11)	—	(0.11)	$12.98	0.40	2.23	2.23	2.23		(5.45)	70.33	$70,643
2010	$12.96	0.07	0.85	0.92	(0.05)	—	(0.05)	$13.83	0.48	2.28	2.28	2.28		7.10	66.27	$82,139
CLASS I SHARES
2014	$19.74	0.06	4.15	4.21	(0.16)	—	(0.16)	$23.79	0.26	0.99	0.99	1.08		21.39	60.29	$453,511
2013	$16.06	0.19	3.80	3.99	(0.31)	—	(0.31)	$19.74	1.07	0.99	0.99	1.11		25.08	66.12	$249,283
2012	$13.20	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.06	1.44	0.99	0.99	1.21		23.82	66.07	$169,384
2011	$14.01	0.26	(0.83)	(0.57)	(0.24)	—	(0.24)	$13.20	1.65	0.99	0.99	1.11		(4.30)	70.33	$115,837
2010	$13.13	0.24	0.87	1.11	(0.23)	—	(0.23)	$14.01	1.78	0.99	0.99	1.19		8.48	66.27	$131,892
CLASS R3 SHARES
2014	$19.55	(0.06)	4.11	4.05	(0.05)	—	(0.05)	$23.55	(0.26)	1.50	1.50	2.59		20.75	60.29	$2,182
2013	$15.91	0.11	3.74	3.85	(0.21)	—	(0.21)	$19.55	0.60	1.49	1.49	3.41		24.37	66.12	$1,653
2012	$13.11	0.11	2.90	3.01	(0.21)	—	(0.21)	$15.91	0.75	1.50	1.50	9.01	(c)	23.22	66.07	$894
2011	$13.93	0.18	(0.82)	(0.64)	(0.18)	—	(0.18)	$13.11	1.12	1.49	1.49	14.23	(c)	(4.77)	70.33	$75
2010	$13.08	0.17	0.87	1.04	(0.19)	—	(0.19)	$13.93	1.28	1.46	1.46	32.05	(c)	7.97	66.27	$151
CLASS R4 SHARES
2014	$19.59	(0.03)	4.10	4.07	(0.09)	—	(0.09)	$23.57	(0.14)	1.40	1.40	2.23		20.82	60.29	$4,462
2013	$15.90	0.12	3.76	3.88	(0.19)	—	(0.19)	$19.59	0.68	1.40	1.40	2.76		24.57	66.12	$2,161
2012	$13.09	0.15	2.88	3.03	(0.22)	—	(0.22)	$15.90	1.05	1.40	1.40	3.72		23.36	66.07	$1,329
2011	$13.90	0.19	(0.81)	(0.62)	(0.19)	—	(0.19)	$13.09	1.23	1.40	1.40	3.16		(4.66)	70.33	$900
2010	$13.04	0.19	0.84	1.03	(0.17)	—	(0.17)	$13.90	1.38	1.40	1.40	3.29		7.96	66.27	$1,345
CLASS R5 SHARES
2014	$19.76	0.06	4.15	4.21	(0.16)	—	(0.16)	$23.81	0.26	0.99	0.99	1.10		21.36	60.29	$74,212
2013	$16.07	0.18	3.82	4.00	(0.31)	—	(0.31)	$19.76	1.03	0.99	0.99	1.15		25.13	66.12	$49,023
2012	$13.21	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.07	1.44	0.99	0.99	1.15		23.80	66.07	$50,327
2011	$14.02	0.29	(0.86)	(0.57)	(0.24)	—	(0.24)	$13.21	1.84	0.99	0.99	1.24		(4.29)	70.33	$32,223
2010	$13.15	0.34	0.76	1.10	(0.23)	—	(0.23)	$14.02	2.46	0.99	0.99	1.64		8.41	66.27	$16,380

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Global Opportunities Fund

To the Trustees and Shareholders of

Thornburg Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Global Opportunities Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

30    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

	BEGINNING ACCOUNT VALUE 4/1/14	ENDING ACCOUNT VALUE 9/30/14	EXPENSES PAID DURING PERIOD† 4/1/14–9/30/14
CLASS A SHARES
Actual	$1,000.00	$1,073.10	$7.34
Hypothetical*	$1,000.00	$1,017.99	$7.14
CLASS C SHARES
Actual	$1,000.00	$1,069.00	$11.23
Hypothetical*	$1,000.00	$1,014.21	$10.94
CLASS I SHARES
Actual	$1,000.00	$1,075.50	$5.15
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS R3 SHARES
Actual	$1,000.00	$1,072.40	$7.79
Hypothetical*	$1,000.00	$1,017.55	$7.59
CLASS R4 SHARES
Actual	$1,000.00	$1,073.00	$7.28
Hypothetical*	$1,000.00	$1,018.05	$7.08
CLASS R5 SHARES
Actual	$1,000.00	$1,075.40	$5.15
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.41%; C: 2.17%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON

Thornburg Global Opportunities Fund	September 30, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Class A Shares (Incep: 7/28/06)	15.40%	20.97%	12.72%	10.22%
Class C Shares (Incep: 7/28/06)	18.96%	21.89%	12.89%	9.98%
Class I Shares (Incep: 7/28/06)	21.39%	23.42%	14.31%	11.38%
Class R3 Shares (Incep: 2/1/08)	20.75%	22.77%	13.73%	6.09%
Class R4 Shares (Incep: 2/1/08)	20.82%	22.91%	13.83%	6.19%
Class R5 Shares (Incep: 2/1/08)	21.36%	23.42%	14.29%	6.65%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class C, I, R3, R4, and R5 shares.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Global Opportunities Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg Global Opportunities Fund	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2014, dividends paid by the Thornburg Global Opportunities Fund of $3,720,675 are being reported as ordinary investment income for federal income tax purposes.

For the tax year ended September 30, 2014, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 44.74% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2014 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2014, foreign source income and foreign taxes paid are $4,789,596 and $247,564, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2014. Complete information will be reported in conjunction with your 2014 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Global Opportunities Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing

36    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014 (Unaudited)

a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the quality of portfolio trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the seven calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the seven calendar years since the Fund’s inception showed that the Fund’s investment return for the most recent calendar year was higher than the returns for the fund category and the securities index, that the Fund’s returns for the preceding six calendar years exceeded or were comparable to the returns for the index in five of the six years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in five of six years. Noted quantitative data showed that the Fund’s annualized investment returns fell in the top decile of performance of the first fund category for the one-year, three-year and five-year periods ending with the second quarter of the current year. Noted data also showed that the Fund’s annualized investment returns fell in the top decile of performance of the second fund category for the same periods. Data presented to the Trustees showed that the Fund’s annualized total returns (net of expenses) over the period since the Fund’s inception exceeded the annualized returns for the Fund’s benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection considered a number of factors, including other fees and expenses charged to the Fund, the costs and profitability of the Advisor, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Fund.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses. Data considered included comparisons of the advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the Fund’s advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, and related data. Data showed that the Fund’s advisory fee level was slightly higher than the median and average levels for the fund category and that the level of total expense for a representative share class of the Fund was comparable to the median and average expense levels for the category. Peer group data showed the Fund’s advisory fee level was comparable to the median for the peer group, the total expense level for a representative share class of the Fund exceeded the median for the fund peer group, and the advisory fee and total expense levels fell within the range of levels for the group. The Trustees did not view the differences as significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2014 (Unaudited)

investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain adequate service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

In reviewing the extent to which economies of scale would be realized by the Fund as its assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

38    Certified Annual Report

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report    39

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40    This page is not part of the Annual Report

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of September 30, 2014, Thornburg managed approximately $74 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $395 million in Thornburg products as of September 30, 2014.

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1245

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IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2014. The manager’s views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders and are subject to change; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objective. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Impact to performance of IPOs, as disclosed in the following letter to shareholders, is calculated using the performance on the first day of the IPO, assuming that the acquired shares are held to the end of the first day.

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838

Glossary

MSCI Country Indices (Brazil, South Africa, and Russia) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI Emerging Markets Index – Free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Carry Trade – A strategy in which an investor sells a certain financial instrument with a relatively low interest rate and uses the funds to purchase a different financial instrument yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates, which can often be substantial, depending on the amount of leverage used.

Consumer Price Index (CPI) – An index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Multiple – A valuation multiple reflects an investment’s market value relative to some key metric. Price to earnings ratio (P/E) is a commonly used multiple. It’s calculated by dividing a stock’s price by the company’s earnings per share.

Price to Book Ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to Cash Flow – The measure of the market’s expectations regarding a firm’s future financial health. It is calculated by dividing price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Portfolio Manager

Lewis Kaufman, CFA

Objectives and Strategies

The Fund seeks long-term capital appreciation. Under normal market conditions the Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investment in the Fund’s portfolio normally will be weighted in favor of equity securities.

Philosophy/Strategy

•	A flexible approach to developing markets targeting long-term capital appreciation, with an emphasis on risk-adjusted return.

•	Focus on self-funding businesses predicated on sound business fundamentals rather than financial leverage.

•	The ability to pursue the best risk-adjusted developing country opportunities, irrespective of domicile.

•	The portfolio is diversified across basic value, consistent earner, and emerging franchise companies.

A Case for Developing Markets

•	The Developing World Fund can complement the dollar diversification provided by other international strategies. Developing world currencies may benefit from manageable public debt/ gross domestic product (GDP) ratios, current account and budget surpluses, and above-average GDP growth potential.

•	Household debt levels in the developing world are generally lower than those in the developed world, thereby presenting the possibility of increasing credit penetration and stronger domestic consumption.

•	Structural reforms surrounding health insurance, social security, education and currency should lead to stronger domestic consumption in many developing markets, while helping to smooth the transition away from export-driven growth models.

•	Many developing world countries have funded recent stimulus initiatives through reserves built earlier in the decade, and remain on sound fiscal footing.

Why Thornburg?

•	We have aligned interests. We are a privately held business, we invest side by side with our clients, and we are investment driven not market driven.

•	Collaborative, team-oriented approach provides for input from multiple members of the Thornburg Investment Management team and provides an installed base of knowledge on existing holdings.

•	We believe that stock selection is the best form of risk management. In-depth research allows the team to have a more intimate understanding of the companies in the portfolio.

Basket Summary

•	Basic Value Companies – Companies which, in Thornburg’s opinion, are financially sound with well established businesses selling at low valuations relative to the companies’ net assets or potential earning power.

•	Consistent Earners – Companies which normally exhibit steady earnings growth, cashflow characteristics, and/or dividend growth. These companies may have above average profitability measures and normally sell at above average valuations.

•	Emerging Franchises – Companies which, in Thornburg’s opinion, are in the process of establishing a leading position in a product, service, or market with the potential to grow at an above average rate.

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Key Portfolio Attributes

As of September 30, 2014

Portfolio P/E Trailing 12-months*	20.6x

Portfolio Price to Cash Flow*	14.7x

Portfolio Price to Book Value*	3.9x

Median Market Cap*	$4.8 B

Number of Companies	78

*	Source: FactSet

Market Capitalization Exposure

As of September 30, 2014

Basket Structure

As of September 30, 2014

Average Annual Total Returns

For Periods Ended September 30, 2014

	1 YR	3 YRS	SINCE INCEPTION
A Shares (Incep: 12/16/09)
Without sales charge	4.73%	14.21%	9.75%
With sales charge	0.00%	12.47%	8.71%
MSCI Emerging Markets Index (Since 12/16/09)	4.30%	7.19%	3.21%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.59%, as disclosed in the most recent Prospectus.

Stocks Contributing and Detracting

For the Year Ended September 30, 2014

TOP CONTRIBUTORS	TOP DETRACTORS
Kroton Educacional S.A.	Kolao Holdings Co., Ltd.
Al Tayyar Travel Group	Jeronimo Martins, SGPS S.A.
Facebook, Inc.	Sberbank Russia OJSC ADR
HDFC Bank ADR	Greek Organisation of Football Prognostics SA OPAP
China Medical System Holdings Ltd.	Anton Oilfield Services Group

Source: FactSet

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Thornburg Developing World Fund

September 30, 2014

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

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LETTER TO SHAREHOLDERS

Thornburg Developing World Fund	September 30, 2014 (Unaudited)

October 21, 2014

Dear Fellow Shareholder:

We are pleased to present the fifth annual report for the Thornburg Developing World Fund (the Fund) for the period ended September 30, 2014. The net asset value (NAV) of a Class A share of the Fund increased $0.84 to $18.61 per share in the past 12 months, representing a total return of 4.73%, compared to 4.30% for the benchmark MSCI Emerging Markets Index. Since inception of December 16, 2009, the Class A shares of the Thornburg Developing World Fund produced a total return of 56.14% (at NAV), compared to 16.32% for the MSCI Emerging Markets Index.

The twelve-month period ended September 30, 2014 embeds three distinct phases. Between October 22, 2013 and February 5, 2014, the MSCI Emerging Markets Index declined 11.87%, punctuating a multi-year period of relative underperformance. This period was defined by continued deterioration in current account balances across emerging markets and capital flight as investors began to anticipate the potential for U.S. monetary policy normalization. Then, between February 5, 2014 and September 3, 2014, markets staged a 22.56% recovery as disappointing first-quarter 2014 U.S. economic growth and deflationary pressures in Europe placed downward pressure on the global interest rate environment, reigniting the “carry trade.” Emerging-market indices then proceeded to decline 8.51% between September 3, 2014 and September 30, 2014, as dollar strength emerged to reflect the growing policy disparity between U.S. and European monetary authorities.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.59%, as disclosed in the most recent prospectus.

While the direction of market movements has proven difficult to predict, their underlying driver has remained constant: perceptions about the sustainability of imbalances, which we would define as current account deficits that must be funded by foreign capital. In good times (i.e., from February 5 through September 3, 2014), these imbalances are often ignored by market participants, because foreign capital is readily available to fund them. In bad times, current account deficits can lead to currency depreciation, which results in inflation and lost purchasing power for countries with imbalances. This dynamic eventually forces central banks to respond by increasing interest rates or tightening liquidity, which stems those imbalances at the expense of growth. Such deterioration has been palpable for emerging-markets constituents such as Brazil, Russia, and in recent months, South Africa. On February 5, 2014 (i.e., the 2014 trough for the MSCI Emerging Markets Index), consensus 2014 gross domestic product (GDP) estimates for these three countries were 2.10%, 2.10%, and 2.75%, respectively, compared to 0.30%, 0.30%, and 1.50% today.

As illustrated by this example, it seems reasonable to conclude that developed market monetary accommodation is unlikely to prove a sufficient condition for sustained emerging markets returns – even if the current interest rate environment persists for an extended period. Moreover, even without policy-induced growth headwinds, cyclical and structural pressures abound to varying degrees in the U.S., Europe, and Japan, all of which dampen optimism for a broad improvement in EM fundamentals. In addition, China’s gradual deleveraging and rebalancing process should also serve to cap emerging markets growth rates and the global recovery in GDP growth. While we would certainly prefer a more fertile ground for absolute returns and overall corporate earnings delivery, our approach is intended to transcend these challenges to some degree. For example, those of you invested with us for some time will note our longtime focus on financially sound, free cash flow generative companies. We adhere to this approach not only because it can help to mitigate volatility, but because we remain focused on delivering a portfolio that can create per share value over a market cycle.

On a more sanguine note, there are some reasons for optimism. For example, India, Mexico, and Thailand all have the potential to transcend many of the challenges posed by a strengthening dollar. India was emerging from its own period of imbalances in early 2014 due to gold import curbs, fuel subsidy reductions, and interest rate increases. Since that time, Prime Minister Modi’s arrival has infused India with promise, which we expect to translate into improved business confidence and accelerating GDP

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Developing World Fund	September 30, 2014 (Unaudited)

growth. Mexico also represents the potential for accelerating GDP growth and improved earnings delivery as energy reforms begin to take shape and North American industrial activity capitalizes on low labor costs in Mexico and low energy costs in the United States. Thailand also stands out for its cyclical recovery potential, as the military government begins to disburse public funds for stalled investment programs. We also note that dollar strength and declining oil prices can be beneficial for select emerging markets, including India, which has a substantial fuel import bill due to subsidies. It is also worth noting that real interest rate differentials in Brazil are among the highest in the world suggesting that the country is at least on its way toward addressing still-sizeable imbalances, while Chinese policy makers seem more focused on fiscal discipline than in the past.

We invite you to visit our website at www.thornburg.com, where you will find additional information about the Thornburg Developing World Fund. We thank you for your trust and confidence.

Sincerely,

Lewis Kaufman, CFA
Portfolio Manager
Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Developing World Fund	September 30, 2014

Top Ten Equity Holdings

As of 9/30/14

Siam Commercial Bank plc	2.8%
Visa, Inc.	2.8%
Al Tayyar Travel Group	2.6%
HDFC Bank Ltd. ADR	2.5%
Facebook, Inc.	2.5%
Zee Entertainment Enterprises Ltd.	2.3%
Mediatek, Inc.	2.2%
Qualicorp SA	2.2%
Airports of Thailand Public Company Ltd.	2.2%
PT Bank Mandiri	2.2%

Summary Of Industry Group Exposure

As of 9/30/14

Software & Services	15.5%
Consumer Services	14.2%
Banks	13.8%
Food & Staples Retailing	5.4%
Food, Beverage & Tobacco	5.1%
Transportation	5.1%
Energy	4.6%
Consumer Durables & Apparel	4.2%
Retailing	3.9%
Diversified Financials	3.5%
Semiconductors & Semiconductor Equipment	3.2%
Health Care Equipment & Services	2.9%
Pharmaceuticals, Biotechnology & Life Sciences	2.4%
Media	2.3%
Household & Personal Products	1.7%
Insurance	1.6%
Telecommunication Services	1.0%
Materials	0.9%
Capital Goods	0.9%
Technology Hardware & Equipment	0.9%
Real Estate	0.4%
Other Assets & Liabilities	6.5%

Summary Of Country Exposure*

As of 9/30/14 (percent of equity holdings)

China	15.1%
Brazil	11.9%
United States	11.9%
India	8.2%
Taiwan	6.0%
Thailand	5.4%
Mexico	5.2%
Philippines	5.0%
Indonesia	4.1%
Russia	4.0%
Saudi Arabia	2.7%
Peru	2.0%
Greece	1.9%
Switzerland	1.7%
Colombia	1.6%
Panama	1.5%
Cambodia	1.4%
Hong Kong	1.4%
South Africa	1.4%
United Arab Emirates	1.1%
Norway	1.1%
Nigeria	1.0%
Romania	1.0%
Canada	0.9%
Lao People’s Democratic Republic	0.9%
Poland	0.8%
Turkey	0.8%

*	The country exposure of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived. The Advisor may deem certain issuers to be developing country issuers, as defined in the Fund’s prospectus, even if those issuers have country exposure in a developed country.

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 93.50%
BANKS — 13.82%
Banks — 13.82%
Credicorp Ltd.	375,929	$57,663,749
First Gulf Bank	3,552,781	18,136,551
Guaranty Trust Bank plc	164,318,533	29,714,728
HDFC Bank Ltd. ADR	1,670,197	77,797,776

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE
Industrial and Commercial Bank of China Ltd.	96,527,561	$60,043,416
Itau Unibanco Holding SA ADR	2,169,549	30,113,340
PT Bank Mandiri	81,133,305	67,083,960
Siam Commercial Bank plc	15,603,649	87,582,548

		428,136,068

CAPITAL GOODS — 0.92%
Industrial Conglomerates — 0.92%
Alliance Global Group, Inc.	48,970,277	28,371,170

		28,371,170

CONSUMER DURABLES & APPAREL — 4.24%
Household Durables — 0.99%
TTK Prestige Ltd.	459,865	30,454,143
Textiles, Apparel & Luxury Goods — 3.25%
Compagnie Financiere Richemont SA	588,248	48,276,140
Eclat Textile Co. Ltd.	5,776,137	52,502,568

		131,232,851

CONSUMER SERVICES — 14.24%
Diversified Consumer Services — 3.26%
Fu Shou Yuan International Group Ltd.	50,661,316	26,619,725
Kroton Educacional S.A.	10,586,931	66,521,090
[a] New Oriental Education & Technology Group, Inc. ADR	336,564	7,808,285
Hotels, Restaurants & Leisure — 10.98%
Al Tayyar Travel Group	2,067,067	79,530,976
[a] Alsea S.A.B. de C.V.	9,639,449	30,438,854
[a] Bloomberry Resorts Corp.	88,972,867	26,725,068
Galaxy Entertainment Group Ltd.	10,960,731	63,662,398
International Meal Company Holdings S.A.	3,244,223	23,591,939
[a] Jubilant FoodWorks Ltd.	1,075,336	21,294,299
NagaCorp Ltd.	56,862,130	40,862,436
OPAP SA	4,138,436	54,100,004

		441,155,074

DIVERSIFIED FINANCIALS — 3.55%
Consumer Finance — 1.90%
[a] First Cash Financial Services, Inc.	1,052,168	58,900,365
Diversified Financial Services — 1.65%
FirstRand Ltd.	2,651,952	10,111,628
Hong Kong Exchanges & Clearing Ltd.	1,902,581	40,992,653

		110,004,646

ENERGY — 4.63%
Energy Equipment & Services — 0.35%
Anton Oilfield Services Group	36,805,439	10,854,615
Oil, Gas & Consumable Fuels — 4.28%
[a] Bankers Petroleum Ltd.	5,366,279	25,826,371
[a] DNO International ASA	9,867,927	30,872,070
[a] Gran Tierra Energy, Inc.	5,568,018	30,774,616
[a] Parex Resources, Inc.	1,497,952	16,652,085
[b] ROMGAZ SA-GDR	1,984,965	19,889,349
ROMGAZ SA-GDR REGS	868,500	8,702,370

		143,571,476

FOOD & STAPLES RETAILING — 5.41%
Food & Staples Retailing — 5.41%
Clicks Group Ltd.	5,008,495	29,741,789
Jeronimo Martins SGPS SA	2,039,236	22,454,586
Magnit OJCS GDR	1,059,543	61,199,204
PriceSmart, Inc.	286,604	24,544,766
Puregold Price Club, Inc.	38,347,860	29,651,178

		167,591,523

FOOD, BEVERAGE & TOBACCO — 5.08%
Beverages — 1.18%
Fomento Economico Mexicano SAB de CV ADR	397,083	36,551,490

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE
Food Products — 3.90%
[a] Amira Nature Foods Ltd.	576,428	$9,026,862
Grupo Lala, S.A.B. de C.V.	22,467,290	55,036,956
Ulker Biskuvi Sanayi A.S.	3,462,868	22,968,662
Universal Robina Corp.	8,078,613	33,662,763

		157,246,733

HEALTH CARE EQUIPMENT & SERVICES — 2.89%
Health Care Equipment & Supplies — 0.70%
St. Shine Optical Co. Ltd.	1,011,403	21,611,530
Health Care Providers & Services — 2.19%
[a] Qualicorp SA	6,873,722	68,014,114

		89,625,644

HOUSEHOLD & PERSONAL PRODUCTS — 1.69%
Household Products — 1.69%
Colgate Palmolive Co.	804,936	52,497,926

		52,497,926

INSURANCE — 1.57%
Insurance — 1.57%
BB Seguridade Participacoes S.A.	3,692,807	48,578,648

		48,578,648

MATERIALS — 0.95%
Metals & Mining — 0.95%
Southern Copper Corp.	989,158	29,328,535

		29,328,535

MEDIA — 2.25%
Media — 2.25%
Zee Entertainment Enterprises Ltd.	13,735,033	69,831,612

		69,831,612

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.42%
Pharmaceuticals — 2.42%
China Animal Healthcare Ltd.	39,480,062	30,557,599
China Medical System Holdings Ltd.	19,415,475	33,255,738
[a] Luye Pharma Group Ltd.	8,642,770	11,119,503

		74,932,840

REAL ESTATE — 0.42%
Real Estate Management & Development — 0.42%
[a] Emaar Malls Group PJSC	16,480,356	13,012,165

		13,012,165

RETAILING — 3.87%
Internet & Catalog Retail — 0.45%
[a] JD.com, Inc. ADR	257,653	6,652,600
[a] Vipshop Holdings Ltd. ADR	38,486	7,274,239
Multiline Retail — 2.58%
Matahari Department Store Tbk	39,272,566	52,293,589
Robinsons Retail Holdings, Inc.	19,569,563	27,602,993
Specialty Retail — 0.84%
Kolao Holdings	1,646,709	26,216,263

		120,039,684

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.21%
Semiconductors & Semiconductor Equipment — 3.21%
Hermes Microvision, Inc.	739,909	30,890,857
Mediatek, Inc.	4,630,589	68,577,076

		99,467,933

SOFTWARE & SERVICES — 15.47%
Information Technology Services — 5.24%
Cielo SA	2,966,682	48,480,147
QIWI plc ADR	890,540	28,132,159

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE
Visa, Inc.	401,343	$85,634,556
Internet Software & Services — 9.20%
[a] Alibaba Group Holding Ltd. ADR	546,910	48,592,953
[a] Facebook, Inc.	981,782	77,600,049
[a] Just Dial Ltd.	1,082,322	28,635,268
MercadoLibre, Inc.	241,297	26,216,919
[a] Qihoo 360 Technology Co. Ltd. ADR	89,848	6,062,045
[a] SINA Corp.	173,717	7,146,717
Tencent Holdings Ltd.	3,682,660	54,683,696
[a] Yandex NV	996,802	27,706,112
[a] YY, Inc. ADR	111,356	8,339,451
Software — 1.03%
Linx S.A.	1,526,385	31,927,653

		479,157,725

TECHNOLOGY HARDWARE & EQUIPMENT — 0.85%
Technology, Hardware, Storage & Periphals — 0.85%
Goldpac Group Ltd.	29,679,133	26,373,467

		26,373,467

TELECOMMUNICATION SERVICES — 0.96%
Wireless Telecommunication Services — 0.96%
China Mobile Ltd.	2,588,434	29,885,073

		29,885,073

TRANSPORTATION — 5.06%
Airlines — 1.39%
Copa Holdings SA	401,466	43,073,287
Road & Rail — 1.48%
Kansas City Southern	377,799	45,789,239
Transportation Infrastructure — 2.19%
Airports of Thailand Public Company Ltd.	9,220,257	67,961,185

		156,823,711

TOTAL COMMON STOCK (Cost $2,739,542,296)		2,896,864,504

SHORT TERM INVESTMENTS — 7.43%
Atlantic City Electric, 0.22%, 10/7/2014	$40,000,000	39,998,533
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 9/30/2014 due 10/1/2014, repurchase price $35,000,224 collateralized by 29 corporate debt securities, having an average coupon of 4.72%, a minimum credit rating of BBB-, maturity dates from 9/15/2016 to 11/15/2042, and having an aggregate market value of $37,397,313 at 9/30/2014	35,000,000	35,000,000
CenterPoint Energy, Inc., 0.20%, 10/1/2014	45,000,000	45,000,000
Kansas City Power & Light, 0.22%, 10/1/2014	46,000,000	46,000,000
National Grid USA, 0.24%, 10/2/2014	18,000,000	17,999,880
Plains All American Pipeline, LP, 0.23%, 10/1/2014	28,300,000	28,300,000
Public Service Co. of Colorado, 0.23%, 10/7/2014	18,000,000	17,999,310

TOTAL SHORT TERM INVESTMENTS (Cost $230,297,723)		230,297,723

TOTAL INVESTMENTS — 100.93% (Cost $2,969,840,019)		$3,127,162,227
LIABILITIES NET OF OTHER ASSETS — (0.93)%		(28,968,085)

NET ASSETS — 100.00%		$3,098,194,142

Footnote Legend

a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2014, the aggregate value of these securities in the Fund’s portfolio was $19,889,349, representing 0.64% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Developing World Fund	September 30, 2014

ASSETS
Investments at value (cost $2,969,840,019) (Note 2)	$3,127,162,227
Cash	200,241
Cash denominated in foreign currency (cost $706,376)	706,604
Receivable for investments sold	21,596,385
Receivable for fund shares sold	10,056,331
Unrealized appreciation on forward currency contracts (Note 7)	11,028,068
Dividends receivable	772,502
Dividend and interest reclaim receivable	388,181
Interest receivable	224
Prepaid expenses and other assets	49,993

Total Assets	3,171,960,756

LIABILITIES
Payable for investments purchased	63,552,826
Payable for fund shares redeemed	3,990,543
Unrealized depreciation on forward currency contracts (Note 7)	1,111,088
Payable to investment advisor and other affiliates (Note 3)	2,724,736
Deferred taxes payable	1,941,241
Accounts payable and accrued expenses	446,180

Total Liabilities	73,766,614

NET ASSETS	$3,098,194,142

NET ASSETS CONSIST OF
Undistributed net investment income	$975,260
Net unrealized appreciation on investments and foreign currency translations	165,288,969
Accumulated net realized gain (loss)	(76,828,398)
Net capital paid in on shares of beneficial interest	3,008,758,311

$3,098,194,142

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Developing World Fund	September 30, 2014

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($459,120,889 applicable to 24,665,155 shares of beneficial interest outstanding - Note 4)	$18.61
Maximum sales charge, 4.50% of offering price	0.88

Maximum offering price per share	$19.49

Class C Shares:
Net asset value and offering price per share* ($232,493,278 applicable to 12,894,467 shares of beneficial interest outstanding - Note 4)	$18.03

Class I Shares:
Net asset value, offering and redemption price per share ($2,376,419,985 applicable to 125,604,664 shares of beneficial interest outstanding - Note 4)	$18.92

Class R5 Shares:
Net asset value, offering and redemption price per share ($7,433,162 applicable to 394,055 shares of beneficial interest outstanding - Note 4)	$18.86

Class R6 Shares:
Net asset value, offering and redemption price per share ($22,726,828 applicable to 1,201,533 shares of beneficial interest outstanding - Note 4)	$18.91

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Developing World Fund	Year Ended September 30, 2014

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $3,018,717)	$39,384,247
Interest income	395,733

Total Income	39,779,980

EXPENSES
Investment advisory fees (Note 3)	21,445,471
Administration fees (Note 3)
Class A Shares	697,006
Class C Shares	231,392
Class I Shares	843,411
Class R5 Shares	1,915
Distribution and service fees (Note 3)
Class A Shares	1,361,582
Class C Shares	1,851,139
Transfer agent fees
Class A Shares	599,425
Class C Shares	235,425
Class I Shares	1,136,780
Class R5 Shares	8,320
Class R6 Shares	6,270
Registration and filing fees
Class A Shares	89,245
Class C Shares	31,234
Class I Shares	121,673
Class R5 Shares	25,681
Class R6 Shares	17,948
Custodian fees (Note 3)	1,478,065
Professional fees	80,311
Accounting fees	85,625
Trustee fees	75,590
Other expenses	473,067

Total Expenses	30,896,575
Less:
Expenses reimbursed by investment advisor (Note 3)	(57,293)
Fees paid indirectly (Note 3)	(3,574)

Net Expenses	30,835,708

Net Investment Income	$8,944,272

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Developing World Fund	Year Ended September 30, 2014

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(51,791,325)
Forward currency contracts (Note 7)	(3,265,072)
Foreign currency transactions	(899,635)

(55,956,032)

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred taxes payable of $1,941,241)	93,491,833
Foreign currency translations	(6,140)
Forward currency contracts (Note 7)	12,708,064

106,193,757

Net Realized and Unrealized Gain	50,237,725

Net Increase in Net Assets Resulting from Operations	$59,181,997

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Developing World Fund

	YEAR ENDED SEPTEMBER 30, 2014	YEAR ENDED SEPTEMBER 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$8,944,272	$1,396,670
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	(55,956,032)	(15,988,371)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	106,193,757	46,005,009

Net Increase (Decrease) in Net Assets Resulting from Operations	59,181,997	31,413,308

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	—	(30,996)
Class I Shares	(8,251,450)	(445,713)
Class R5 Shares	(30,897)	—
Class R6 Shares	(125,833)	—

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	82,624,988	297,364,931
Class C Shares	123,568,782	94,374,393
Class I Shares	1,529,968,464	756,746,811
Class R5 Shares	6,846,989	683,542
Class R6 Shares	7,904,266	13,901,372

Net Increase in Net Assets	1,801,687,306	1,194,007,648

NET ASSETS
Beginning of Year	1,296,506,836	102,499,188

End of Year	$3,098,194,142	$1,296,506,836

Undistributed net investment income	$975,260	$465,891

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Developing World Fund	September 30, 2014

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R5” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. For example, on days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2014

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2014. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2014

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2014
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$2,896,864,504	$2,708,419,256	$188,445,248	$—
Short Term Investments	230,297,723	—	230,297,723	—

Total Investments in Securities	$3,127,162,227	$2,708,419,256	$418,742,971	$—
Other Financial Instruments**
Forward Currency Contracts	$11,028,068	$—	$11,028,068	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(1,111,088)	$—	$(1,111,088)	$—
Spot Currency	$(18,211)	$(18,211)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2014, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2014, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make pay-

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2014

ment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash by entering into repurchase agreements under which the Fund delivers cash to a counterparty, the counterparty delivers securities as collateral, and the Fund is obligated to resell that collateral to the coun-terparty at an agreed upon price at the maturity date of the repurchase agreement. Securities pledged as collateral under repurchase agreements are held in custody with a third party custodian until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the counterparty’s obligations. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2014, these fees were payable at annual rates ranging from ..975 of 1% to .775 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2014, the Distributor has advised the Fund that it earned net commissions aggregating $181,760 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $75,857 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2014, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1%

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2014

per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2014, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C, Class I, Class R5, and Class R6 do not exceed 2.38%, 1.09%, 1.09%, and 0.99%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2015, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2014, the Advisor contractually waived or reimbursed certain class specific expenses, administrative fees, and distribution fees of $5,895 for Class C shares, $31,197 for Class R5 shares, and $20,201 for Class R6 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2014, fees paid indirectly were $3,574.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust and is included as Trustee Fees on the Statement of Operations.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2014, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	26,633,924	$496,153,221	19,453,529	$338,888,450
Shares issued to shareholders in reinvestment of dividends	—	—	1,867	29,767
Shares repurchased	(21,504,634)	(413,528,233)	(2,427,380)	(41,553,286)

Net increase (decrease)	5,129,290	$82,624,988	17,028,016	$297,364,931

Class C Shares
Shares sold	8,033,799	$146,627,479	5,727,322	$98,637,056
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,261,929)	(23,058,697)	(252,716)	(4,262,663)

Net increase (decrease)	6,771,870	$123,568,782	5,474,606	$94,374,393

Class I Shares
Shares sold	97,016,008	$1,859,284,051	49,361,214	$874,895,509
Shares issued to shareholders in reinvestment of dividends	380,810	7,330,398	21,647	349,371
Shares repurchased	(17,664,136)	(336,645,985)	(6,837,358)	(118,498,069)

Net increase (decrease)	79,732,682	$1,529,968,464	42,545,503	$756,746,811

Class R5 Shares
Shares sold	404,809	$7,802,660	39,400	$696,856
Shares issued to shareholders in reinvestment of dividends	1,613	30,897	—	—
Shares repurchased	(51,015)	(986,568)	(752)	(13,314)

Net increase (decrease)	355,407	$6,846,989	38,648	$683,542

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2014

	YEAR ENDED SEPTEMBER 30, 2014		YEAR ENDED SEPTEMBER 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	941,731	$18,097,326	841,101	$14,680,898
Shares issued to shareholders in reinvestment of dividends	4,651	89,174	—	—
Shares repurchased	(542,356)	(10,282,234)	(43,594)	(779,526)

Net increase (decrease)	404,026	$7,904,266	797,507	$13,901,372

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $3,034,609,054 and $1,370,326,272, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2014, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$2,981,935,306

Gross unrealized appreciation on a tax basis	$309,726,784
Gross unrealized depreciation on a tax basis	(164,499,863)

Net unrealized appreciation (depreciation) on investments (tax basis)	$145,226,921

At September 30, 2014, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2013 of $42,072,586. For tax purposes, such losses will be reflected in the year ending September 30, 2015.

At September 30, 2014, the Fund had cumulative tax basis capital losses of $12,743,545, (of which $12,743,545 is short-term and $0 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryfor-wards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At September 30, 2014, the Fund had $970,622 of undistributed tax basis net ordinary income and no undistributed tax basis capital gains.

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized investment losses by $26,723, and decreased undistributed net investment income by $26,723. This reclassification has no impact on the net asset value of the Fund. This reclassification resulted from foreign currency gains (losses), passive foreign investment company (PFIC) realized gains, and foreign capital gain refunds.

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

	2014	2013
Distributions from:
Ordinary income	$8,408,180	$476,709
Capital gains	—	—

Total	$8,408,180	$476,709

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2014

the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2014, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2014 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the year ended September 30, 2014 was $116,487,462. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2014:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT SEPTEMBER 30, 2014
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Euro	Sell	114,004,000	01/12/2015	144,100,595	$11,028,068	$—
Euro	Buy	14,062,500	01/12/2015	17,774,943	—	(434,040)
Euro	Buy	8,929,200	01/12/2015	11,286,473	—	(677,048)

Total					$11,028,068	$(1,111,088)

The foregoing forward currency contracts were entered into pursuant to an International Swaps and Derivatives Association (ISDA) Master Agreement. In the event of a default or termination under the ISDA Master Agreement, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At September 30, 2014, those recognized amounts are disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2014
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets – Unrealized appreciation on forward currency contracts	$11,028,068

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities – Unrealized depreciation on forward currency contracts	$(1,111,088)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2014 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2014 is $9,916,980, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2014

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2014 are disclosed in the following tables:

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$(3,265,072)	$(3,265,072)

RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2014
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$12,708,064	$12,708,064

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2014 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Certified Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Developing World Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)+								RATIOS TO AVERAGE NET ASSETS									SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2014(b)	$17.77	0.03	0.81	0.84	—	—	—	$18.61	0.15		1.45		1.45		1.45		4.73	61.46	$459,121
2013(b)	$15.71	0.01	2.06	2.07	(0.01)	—	(0.01)	$17.77	0.05		1.48		1.48		1.59		13.19	61.67	$347,073
2012(b)	$12.50	(0.01)	3.22	3.21	—	—	—	$15.71	(0.05)		1.69		1.69		1.85		25.68	129.49	$39,390
2011(b)	$14.44	(0.01)	(1.91)	(1.92)	(0.02)	—	(0.02)	$12.50	(0.05)		1.63		1.62		1.89		(13.34)	129.15	$24,929
2010(b)(c)	$11.94	0.06	2.44	2.50	—	—	—	$14.44	0.55	(d)	1.83	(d)	1.82	(d)	3.30	(d)	20.94	47.37	$14,116
CLASS C SHARES
2014	$17.34	(0.11)	0.80	0.69	—	—	—	$18.03	(0.62)		2.23		2.23		2.23		3.98	61.46	$232,493
2013	$15.44	(0.12)	2.02	1.90	—	—	—	$17.34	(0.71)		2.26		2.26		2.40		12.31	61.67	$106,168
2012	$12.37	(0.11)	3.18	3.07	—	—	—	$15.44	(0.76)		2.38		2.38		2.86		24.82	129.49	$10,006
2011	$14.39	(0.11)	(1.90)	(2.01)	(0.01)	—	(0.01)	$12.37	(0.74)		2.34		2.34		2.89		(13.96)	129.15	$7,258
2010(c)	$11.94	(0.01)	2.46	2.45	—	—	—	$14.39	(0.11	)(d)	2.39	(d)	2.38	(d)	6.89	(d)	20.52	47.37	$2,889
CLASS I SHARES
2014	$18.05	0.10	0.84	0.94	(0.07)	—	(0.07)	$18.92	0.54		1.09		1.09		1.09		5.20	61.46	$2,376,420
2013	$15.96	0.09	2.09	2.18	(0.09)	—	(0.09)	$18.05	0.52		1.04		1.04		1.22		13.74	61.67	$828,147
2012	$12.62	0.08	3.26	3.34	—	—	—	$15.96	0.57		1.09		1.09		1.45		26.47	129.49	$53,103
2011	$14.52	0.09	(1.96)	(1.87)	(0.03)	—	(0.03)	$12.62	0.55		1.04		1.04		1.47		(12.89)	129.15	$27,019
2010(c)	$11.94	0.11	2.47	2.58	—	—	—	$14.52	1.09	(d)	1.10	(d)	1.09	(d)	2.63	(d)	21.61	47.37	$17,581
CLASS R5 SHARES
2014	$18.04	0.13	0.80	0.93	(0.11)	—	(0.11)	$18.86	0.67		1.09		1.09		1.90		5.17	61.46	$7,433
2013(e)	$17.49	0.08	0.47	0.55	—	—	—	$18.04	0.47	(d)	1.07	(d)	1.07	(d)	17.45	(d)(f)	3.14	61.67	$697
CLASS R6 SHARES
2014	$18.08	0.11	0.84	0.95	(0.12)	—	(0.12)	$18.91	0.57		0.99		0.99		1.10		5.26	61.46	$22,727
2013(e)	$17.51	0.04	0.53	0.57	—	—	—	$18.08	0.20	(d)	0.98	(d)	0.98	(d)	1.99	(d)	3.26	61.67	$14,422

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on December 16, 2009.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2013.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Developing World Fund

To the Trustees and Shareholders of

Thornburg Developing World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Developing World Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2014

30    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Developing World Fund	September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2014, and held until September 30, 2014.

	BEGINNING ACCOUNT VALUE 4/1/14	ENDING ACCOUNT VALUE 9/30/14	EXPENSES PAID DURING PERIOD† 4/1/14–9/30/14
CLASS A SHARES
Actual	$1,000.00	$996.80	$7.46
Hypothetical*	$1,000.00	$1,017.59	$7.54
CLASS C SHARES
Actual	$1,000.00	$993.40	$11.25
Hypothetical*	$1,000.00	$1,013.78	$11.36
CLASS I SHARES
Actual	$1,000.00	$999.00	$5.58
Hypothetical*	$1,000.00	$1,019.48	$5.64
CLASS R5 SHARES
Actual	$1,000.00	$999.20	$5.46
Hypothetical*	$1,000.00	$1,019.60	$5.52
CLASS R6 SHARES
Actual	$1,000.00	$999.70	$4.96
Hypothetical*	$1,000.00	$1,020.11	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.49%; C: 2.25%; I: 1.11%; R5: 1.09%; R6: 0.99%;) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON

Thornburg Developing World Fund	September 30, 2014 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns

For Periods Ended September 30, 2014 (with sales charge)

	1 YR	3 YRS	SINCE INCEPTION
Class A Shares (Incep: 12/16/09)	0.00%	12.47%	8.71%
Class C Shares (Incep: 12/16/09)	2.98%	13.38%	9.01%
Class I Shares (Incep: 12/16/09)	5.20%	14.80%	10.35%
Class R5 Shares (Incep: 2/1/13)	5.17%	—	5.02%
Class R6 Shares (Incep: 2/1/13)	5.26%	—	5.15%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R5, and R6 shares.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Developing World Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 69 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit)	None

Brian J. McMahon, 59 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 69 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 73 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 53 Trustee since 2012, Member of Audit Committee and Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Susan H. Dubin, 65 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 60 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 55 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 68 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Developing World Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)

Jason Brady, 40 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 54 Vice President since 2008	Senior Fund Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 35 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 39 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 58 Vice President since 2013	Executive Vice President and Chief Operating Officer since 2013, and Managing Director since 2014 of Thornburg Investment Management, Inc.; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010.	Not applicable

Randy Dry, 40 Vice President since 2014	Vice President and Managing Director, and since 2014 Director of Institutional Group, of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 38 Vice President since 2014	Managing Director since 2010, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 39 Vice President since 2008	Portfolio Manager and Managing Director since 2010 and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 75 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 43 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 51 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 38 Vice President since 2007	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 34 Vice President since 2014	Portfolio Manager and Managing Director since 2013, Associate Portfolio Manager from 2011–2013, and Equity Research Analyst from 2008–2011 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 47 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 58 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 48 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 44 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Developing World Fund	September 30, 2014 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Lei Wang, 43 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 40 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of eighteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the eighteen Funds of the Trust. Each Trustee oversees the eighteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the eighteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg Developing World Fund	September 30, 2014 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2014, dividends paid by the Thornburg Developing World Fund of $8,408,180 are being reported as ordinary investment income for federal income tax purposes.

For the tax year ended September 30, 2014, the Thornburg Developing World Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 27.76% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2014, as qualified for the corporate dividends received deduction.

For the tax year ended September 30, 2014, foreign source income and foreign taxes paid are $39,358,441 and $2,956,274, respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2014. Complete information will be reported in conjunction with your 2014 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Developing World Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2014.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in independent sessions in May and July 2014 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement for the Fund, and evaluated the investment performance of the Fund.

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OTHER INFORMATION, CONTINUED

Thornburg Developing World Fund	September 30, 2014 (Unaudited)

In connection with their general oversight of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees and their committees receive and consider reports from the Advisor throughout the year addressing a wide variety of topics. Information noted by the Trustees in their evaluation as having been considered included the Fund’s investment performance, the Advisor’s selection of investments and execution of the Fund’s investment strategies, Trustees’ perceptions of personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the quality of portfolio trade execution, the Advisor’s performance of accounting and other services under the advisory agreement, the Advisor’s implementation of systems and practices to enhance the quality of its services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In addition, the Trustees received information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund which the Trustees noted in their evaluation: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the four calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year and three-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

Comparative performance data for the four calendar years since the Fund’s inception showed that the Fund’s investment return for the most recent calendar year was higher than the returns for the fund category and the securities index, and that the Fund’s returns for the preceding three calendar years exceeded the returns for the index and the category in all years. Noted quantitative data showed that the Fund’s annualized investment returns fell near the first quartile of performance for the first fund category for the one-year period ended with the second quarter of the current year and fell in the top decile of performance for the three-year period. Data for the second fund category showed that the Fund’s annualized investment returns fell in the second quartile of performance of the category for the one-year period, and fell in the top decile of performance for the three-year period. Data presented to the Trustees showed that the Fund’s annualized total returns (net of expenses) over the period since the Fund’s inception exceeded the annualized returns for the Fund’s benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remain sufficient, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

Comparisons of Fee and Expense Levels; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated a variety of information respecting the levels of the advisory fee charged by the Advisor to the Fund, and in this connection considered a number of factors, including other fees and expenses charged to the Fund, the costs and profitability of the Advisor, economies of scale potentially available to the Fund, and the significance of any ancillary benefits realized by the Advisor from its relationship with the Fund.

In evaluating information respecting the levels of advisory fees charged to the Fund, the Trustees noted their consideration of the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature, extent and quality of services provided and the investment performance of the Fund. The Trustees considered comparisons of the actual Advisor’s fees and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses. Data considered included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, and related data. Data showed that the Fund’s advisory fee level was comparable to the median and average levels for the fund category and that the level of total expense for a representative share class of the Fund was comparable to the median expense level for the category and slightly lower than the average expense level for the category. Peer group data showed the Fund’s advisory fee level was comparable to the median for the peer group, the total expense level for a representative share class of the Fund fell below the median for the fund peer group, and the advisory fee and total expense levels fell within the range of levels for the group.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg Developing World Fund	September 30, 2014 (Unaudited)

investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain adequate service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, and the effects of the breakpoint structure and other expense factors realized by other funds of the Trust as their asset levels had increased. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure and other factors.

In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

38    Certified Annual Report

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report    39

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40    This page is not part of the Annual Report

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1⁄2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report    41

Firm & Philosophy

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of September 30, 2014, Thornburg managed approximately $74 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $395 million in Thornburg products as of September 30, 2014.

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 30 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report    43

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH2149

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trustees of Thornburg Investment Trust have determined that three members of the Trust’s audit committee, David A. Ater, David D. Chase and Sally Corning, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater, Mr. Chase and Ms. Corning are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, is set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to Thornburg Investment Trust in each of the last two fiscal years for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”), in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2013	Year Ended September 30, 2014
Thornburg Investment Trust	$651,600	$679,000

Audit-Related Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2013	Year Ended September 30, 2014
Thornburg Investment Trust	$-0-	$5,000

Tax Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice or tax planning are set out below.

	Year Ended September 30, 2013	Year Ended September 30, 2014
Thornburg Investment Trust	$352,563	$326,304

All Other Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2013	Year Ended September 30, 2014
Thornburg Investment Trust	$22,242	$7,902

The figure shown under All Other Fees for the year ended September 30, 2013 includes amounts from out of pocket expenses during the 2012 annual audit. The figure shown under All Other Fees for the year ended September 30, 2014 includes amounts from out of pocket expenses during the 2013 annual audit.

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2014, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Business Conduct and Ethics.

(a)	(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)	(3) Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Low Duration Municipal Fund, Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Low Duration Income Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, Strategic Municipal Income Fund, and Developing World Fund.

By:	/s/ Brian J. McMahon

    Brian J. McMahon

    President and principal executive officer

Date: November 25,	2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon

    Brian J. McMahon

    President and principal executive officer

Date: November 25,	2014

By:	/s/ Jason H. Brady

    Jason H. Brady

    Treasurer and principal financial officer

Date: November 25,	2014